As filed with the Securities and Exchange Commission on September 1, 2022.

1933 Act Registration No. 33-87244
1940 Act Registration No. 811-8894

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No. [ ]		[ ]

Post-Effective Amendment No. 183		[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No. 184		[X]

JNL SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (517) 381-5500

225 West Wacker Drive, Chicago, Illinois 60606
(Mailing Address)

with a copy to:
	Emily J. Bennett, Esq.	Ropes & Gray LLP
	JNL Series Trust	32nd Floor
	Assistant Secretary	191 North Wacker Drive
	1 Corporate Way	Chicago, Illinois 60606
	Lansing, Michigan 48951	Attn: Paulita A. Pike, Esq.

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on ___________ pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on __________ pursuant to paragraph (a)(1)

[X]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on ___________________ pursuant to paragraph (a)(2) of Rule 485

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

This Amendment to the Registration Statement on Form N-1A (the “Registration Statement”) is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended.  This Amendment is being filed to describe the following changes effective November 15, 2022:

1)	To add the following new fund and respective Investment Sub-Advisers:
JNL Multi-Manager U.S. Select Equity Fund (Existing Sub-Advisers: GQG Partners, LLC and WCM Investment Management, LLC); and
2)	To reflect other changes.

The supplement described herein above is intended to supplement the Registration Statement, which was filed with the Commission on April 21, 2022, as part of Post-Effective Amendment No. 182 to the Registration Statement (Accession No. 0001387131-22-005093) and to file exhibits to the Registration Statement.  This Amendment does not otherwise delete, amend or supersede any other prospectus, Statement of Additional Information, exhibit, undertaking, or other information contained in the Registration Statement.

PROSPECTUS

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

November 15, 2022

JNL® SERIES TRUST

Business Address: 1 Corporate Way • Lansing, Michigan 48951

Mailing Address: 225 W. Wacker Drive • Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (“Trust”).

The shares of the Trust are sold to life insurance company separate accounts and other registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to non-qualified retirement plans and to other affiliated funds. The Trust currently offers shares in the following separate Fund (“Fund”), with its own investment objective. For U.S. federal income tax purposes, the Fund is classified as a partnership as noted below.

JNL Multi-Manager U.S. Select Equity Fund	Class A and Class I	Partnership

For a description of the certain differences between the Partnership Funds and the Regulated Investment Company Funds, refer to the section entitled “Tax Status.”

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

For more detailed information about the Trust and the Funds, see the Trust’s Statement of Additional Information (“SAI”) dated November 15, 2022, which is incorporated by reference into (which means it legally is a part of) this prospectus.

Summary Overview of Each Fund	1
Investment Objective, Expenses, Portfolio Turnover, Principal Investment Strategies, Principal Risks of Investing in the Fund, Performance, Portfolio Management, Purchase and Redemption of Fund Shares, Tax Information, and Payments to Broker-Dealers and Financial Intermediaries	1
JNL Multi-Manager U.S. Select Equity Fund	1
JNL Multi-Manager U.S. Select Equity Fund	6
More About the Funds	10
Glossary of Risks	14
Management of the Trust	43
Investment Adviser, Management Fee, Investment Sub-Advisers; Administrator, Distributor, Classes of Shares, 12b-1 Plan, Investment in Fund Shares, Market Timing Policy, Disclosure of Portfolio Securities, Redemption of Fund Shares, and Tax Status	43
Financial Highlights	50
Appendix A	A-1

Summary Prospectus – November 15, 2022

JNL Multi-Manager U.S. Select Equity Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.53%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.98%

1 "Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser") and are based on estimated amounts for the current fiscal year.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.53%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.68%

1 "Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser") and are based on estimated amounts for the current fiscal year.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager U.S. Select Equity Fund Class A
1 year	3 years	5 years	10 years
$100	$312	$542	$1,201

JNL Multi-Manager U.S. Select Equity Fund Class I
1 year	3 years	5 years	10 years
$69	$218	$379	$847

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this Prospectus as it commenced operations on the date of this Prospectus.

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Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in U.S. equity strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

GQG U.S. Select Quality Equity Strategy

GQG Partners LLC (“GQG”) constructs the GQG U.S. Select Quality Equity Strategy by investing primarily in equity securities of U.S. companies. The GQG U.S. Select Quality Equity Strategy may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. GQG considers a company to be a U.S. company if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the U.S.; (iv) the company’s securities are traded principally in the U.S.; or (v) GQG otherwise believes that the company’s assets are exposed to the economic fortunes and risks of the U.S. (because, for example, GQG believes that the company’s growth is dependent on the U.S.).

In managing the GQG U.S. Select Quality Equity Strategy, GQG typically pursues a “growth style” of investing as it seeks to capture market inefficiencies which GQG believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than a company’s fundamentals over a longer time horizon (5 years or more). Specifically, GQG seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. GQG seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. GQG may also purchase stocks that would not fall into the traditional “growth” style box. In constructing its portfolio of securities, GQG is not constrained by sector or industry weights in the Fund’s benchmark and, at times, may emphasize one or more particular industries or sectors in the portfolio construction process. GQG relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria.

The GQG U.S. Select Quality Equity Strategy’s equity investments also may include depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies.

WCM Select U.S. Equity Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Select U.S. Equity Strategy by investing in equity securities of U.S. quality growth companies. WCM considers quality growth companies to have superior growth prospects, high returns on invested capital, and low or no debt. In constructing the WCM Select U.S. Equity Strategy, WCM considers qualitative elements, such as corporate culture and the strength, quality, and trustworthiness of management. WCM also requires each company to maintain a durable competitive advantage.

The WCM Select U.S. Equity Strategy’s equity investments may include depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”)) of companies that WCM considers to be U.S. companies. WCM considers a company to be a U.S. company if it has been organized under the laws of, has its principal offices in, or has its securities principally traded in the U.S., or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the U.S.

The Fund may also invest in U.S. Treasury securities.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

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●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
●	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
●	Investment strategy risk – The Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Sub-Adviser in accordance with these investment strategies may not produce the returns the Sub-Adviser expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.
●	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.
●	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
●	Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.
●	Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
●	Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile.
●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.
●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

3

●	Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject the Fund to liquidity risk.

Performance. Performance for the Fund has not been included because the Fund commenced operations on the date of this Prospectus. Performance, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
GQG Partners, LLC ("GQG")
WCM Investment Management, LLC (“WCM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	November 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	November 2022	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	November 2022	Assistant Vice President and Portfolio Manager, JNAM
Rajiv Jain	November 2022	Chairman and Chief Investment Officer, GQG
James Anders, CFA	November 2022	Senior Investment Analyst and Portfolio Manager, GQG
Brian Kersmanc	November 2022	Senior Investment Analyst and Portfolio Manager, GQG
Sudarshan Murthy, CFA	November 2022	Senior Investment Analyst and Portfolio Manager, GQG
Sanjay Ayer, CFA	November 2022	Portfolio Manager, WCM
Paul R. Black	November 2022	Portfolio Manager and CEO, WCM
Peter J. Hunkel	November 2022	Portfolio Manager and Business Analyst, WCM
Michael B. Trigg	November 2022	Portfolio Manager and President, WCM
Jon Tringale	November 2022	Portfolio Manager, WCM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

4

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

5

Additional Information About Each Fund

JNL Multi-Manager U.S. Select Equity Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in U.S. equity strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

GQG U.S. Select Quality Equity Strategy

GQG Partners LLC (“GQG”) constructs the GQG U.S. Select Quality Equity Strategy by investing primarily in equity securities of U.S. companies. The GQG U.S. Select Quality Equity Strategy may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. GQG considers a company to be a U.S. company if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the U.S.; (iv) the company’s securities are traded principally in the U.S.; or (v) GQG otherwise believes that the company’s assets are exposed to the economic fortunes and risks of the U.S. (because, for example, GQG believes that the company’s growth is dependent on the U.S.).

In managing the GQG U.S. Select Quality Equity Strategy, GQG typically pursues a “growth style” of investing as it seeks to capture market inefficiencies which GQG believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than a company’s fundamentals over a longer time horizon (5 years or more). Specifically, GQG seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. GQG seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. GQG may also purchase stocks that would not fall into the traditional “growth” style box. In constructing its portfolio of securities, GQG is not constrained by sector or industry weights in the Fund’s benchmark and, at times, may emphasize one or more particular industries or sectors in the portfolio construction process. GQG relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria.

The GQG U.S. Select Quality Equity Strategy’s equity investments also may include depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies.

WCM Select U.S. Equity Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Select U.S. Equity Strategy by investing in equity securities of U.S. quality growth companies. WCM considers quality growth companies to have superior growth prospects, high returns on invested capital, and low or no debt. In constructing the WCM Select U.S. Equity Strategy, WCM considers qualitative elements, such as corporate culture and the strength, quality, and trustworthiness of management. WCM also requires each company to maintain a durable competitive advantage.

The WCM Select U.S. Equity Strategy’s equity investments may include depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”)) of companies that WCM considers to be U.S. companies. WCM considers a company to be a U.S. company if it has been organized under the laws of, has its principal offices in, or has its securities principally traded in the U.S., or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the U.S.

The Fund may also invest in U.S. Treasury securities.

6

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Advisers' investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Equity securities risk
●	Market risk
●	Managed portfolio risk
●	Investment strategy risk
●	Sector risk
●	Large-capitalization investing risk
●	Investment style risk
●	Non-diversification risk
●	Mid-capitalization and small-capitalization investing risk
●	Investments in IPOs risk
●	Issuer risk
●	Foreign securities risk
●	Depositary receipts risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Cybersecurity risk
●	Company risk
●	Securities lending risk
●	Stock risk
●	Temporary defensive positions and large cash positions risk
●	Emerging markets and less developed countries risk
●	Redemption risk
●	Currency risk
●	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers' abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

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The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is an Assistant Vice President for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager U.S. Select Equity Fund are:

GQG Partners LLC (“GQG”), is a Delaware limited liability company founded in 2016. GQG is an SEC registered investment adviser. GQG’s principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. The Sub-Adviser provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies. GQG is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. Under normal circumstances, GQG’s Portfolio Managers who are responsible for the day-to-day management of the Fund are identified below. Investment decisions are typically made collaboratively, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally.

Rajiv Jain, Chairman and Chief Investment Officer of GQG, serves as the Portfolio Manager of the Fund. Prior to joining GQG in 2016, Mr. Jain served as a Co-Chief Executive Officer, Chief Investment Officer and Head of Equities at Vontobel Asset Management (“Vontobel”). He joined Vontobel in 1994 as a co-portfolio manager of its international equity portfolios. Mr. Jain earned an MBA in Finance and International Business from the University of Miami in 1993. He also has a Master’s degree from the University of Ajmer and an undergraduate degree in Accounting.

James Anders, CFA, Senior Investment Analyst at GQG, serves as a Portfolio Manager of the Fund. Prior to joining GQG Adviser in 2017, Mr. Anders was a Senior Vice President and research analyst at Mercator Asset Management, where his regional research responsibilities included Benelux and Latin America. From 2008 to 2013, Mr. Anders served as a research analyst at Consilium Investment Management. Earlier in his career, he served as a Senior Analyst with SGS Asset Management from 2002 to 2008. Mr. Anders began his investment career in 1993, serving in a variety of investment roles with several boutique investment firms. Mr. Anders earned an MBA from Columbia Business School and an undergraduate degree in Economics from Hamilton College.

Brian Kersmanc, Senior Investment Analyst at GQG, serves as a Portfolio Manager of the Fund. Prior to joining GQG in 2016, Mr. Kersmanc spent six years at Jennison Associates, where he served most recently as an analyst on the Small/Midcap Equity Research team, focusing on a wide array of sectors from real estate equities including building products manufacturers, title insurers, and homebuilders to industrials competing in the aerospace and automotive end markets. Prior to Jennison, Mr. Kersmanc began his career at Brown Brothers Harriman in 2008. Mr. Kersmanc earned his MBA at Rutgers University and his BA in Economics from the University of Connecticut.

Sudarshan Murthy, CFA, Senior Investment Analyst at GQG, serves as a Portfolio Manager of the Fund. Prior to joining GQG in 2016, Mr. Murthy was a generalist analyst in Asian equities at Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011. Earlier in his career, he held various operational roles in the IT services industry, including at Infosys from 2001 to 2006. Mr. Murthy earned an MBA from The Wharton School of Business at the University of Pennsylvania, where he graduated as a Palmer Scholar (top 5% of graduating class). He also received a Post Graduate Diploma in Management from the Indian Institute of Management, Calcutta and a Bachelor of Engineering from the National Institute of Technology, Surathkal, in India.

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WCM Investment Management, LLC (“WCM”), is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

Sanjay Ayer, CFA is a Portfolio Manager. Mr. Ayer joined WCM in 2007. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to WCM, Mr. Ayer was an Equity Analyst at Morningstar, Inc. in Chicago from 2002 to 2006, where he covered the gaming, cruise and online travel industries.

Paul R. Black is a Portfolio Manager and CEO. Mr. Black joined WCM in 1989 and previously served as WCM’s President and Co-CEO since December 2004. Mr. Black is a member of WCM’s Investment Strategy Group (“ISG”) and his primary responsibilities include portfolio management and equity research.

Peter J. Hunkel is a Portfolio Manager. Mr. Hunkel joined WCM in 2007. Mr. Hunkel has been a portfolio manager of the focused international growth strategy since December 2004. Mr. Hunkel is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Hunkel served as Chief Operating Officer and Senior Portfolio Manager at Centurion Alliance from 2000 to June 2007.

Michael B. Trigg is a Portfolio Manager and President. Mr. Trigg joined WCM in 2005. Mr. Trigg is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Since he began his investment career in 2001, Mr. Trigg’s experience includes a position as equity analyst at Morningstar, Inc. in Chicago where, in addition to general equity analysis, he managed their Model Growth Portfolio.

Jon Tringale is a Portfolio Manager. Mr. Tringale joined WCM in 2015. His primary responsibility is portfolio management for WCM’s global, fundamental growth strategies. Since he began his investment career in 2008, Mr. Tringale’s experience includes positions as an Analyst, on the trading floor with Wedbush Securities, and as Vice President at Gerson Lehrman Group. Mr. Tringale earned his B.S. (cum laude) in Finance from San Jose State University (California).

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving each sub-advisory agreement will be available in the Fund’s Annual Report for the period ended December 31, 2022.

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More About the Fund

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Fund has adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund. Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in other registered investment companies and unit investment trusts that are within or outside the same group of investment companies. A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are funds managed by the Trust’s investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions. The Sub-Advisers may execute transactions in a manner to cause the least disruption to the Fund when attempting to bring the Fund into compliance with such restrictions, which could affect performance.

Temporary Defensive Positions and Large Cash Positions. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, or during a rebalance period, a Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. A Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, a Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of a Fund's portfolio and may affect a Fund’s performance.

Restrictions on the Use of Futures Contracts. Rule 4.5 under the Commodity Exchange Act (“CEA”) permits the advisers of registered investment companies to rely on an exclusion from registration under the CEA as a commodity pool operator (“CPO”). Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses commodity interests solely for “bona fide hedging purposes,” or limits its use of commodity interests for non-bona fide hedging purposes to certain minimal amounts.

With respect to the Fund of the Trust, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”). Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund. JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of the Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

Derivatives Risk – Asset Segregation. As an open-end investment company registered with the SEC, a Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and CFTC staff positions. In accordance with these positions with respect to certain kinds of derivatives, a Fund may be required to “set aside” on its books (referred to sometimes as “asset segregation” or “coverage”) liquid assets, or engage in other SEC or CFTC staff approved measures, while the derivatives contracts are open. For example, the Funds enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties including, but not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when issued or delayed delivery basis, or reverse repurchase agreements. In such transactions, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open purchases and derivatives positions, in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken. In such situations, the Funds set aside liquid assets on either of two bases. Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contract's full notional value. Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i.e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value. In the latter situation, a Fund may employ leverage to a greater extent than under the former situation and the use of leverage involves certain risks. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third-party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Each Fund reserves the right to change its procedures for setting aside assets in order to comply with any change in governing law, rules, interpretations, or SEC or CFTC staff positions.

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Investments in Private Companies. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. Securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Generally, these investments are considered to be illiquid until a company’s public offering. As such, no Fund may invest in any equity or equity-related securities issued by a private company, unless approved by JNAM. For a Fund that invested in equity or equity-related securities issued by a private company before December 9, 2015, the Fund’s Sub-Adviser is allowed to continue to hold or sell that security, and in limited circumstances, subject to certain funding commitments, may acquire additional issuances of existing private equity securities. Private equity investments are subject to its sub-advisory agreement, the policies and procedures for the Fund, and the oversight of JNAM.

Commodities Tax Risk. In order for a Fund (or if a Fund is a partnership for federal income tax purposes, certain mutual funds that invest in such Fund) to qualify as a RIC under Subchapter M, it must derive at least 90% of its gross income each taxable year from “qualifying income,” which is described in more detail in the SAI. Income and gains from certain commodity-linked instruments do not constitute “qualifying income” to a RIC for purposes of the 90% gross income test. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute “qualifying income” to a RIC. If the IRS publishes an adverse determination relating to the treatment of such income and gain, certain Funds that invest directly or indirectly in commodity-linked derivative instruments would likely need to significantly change their investment strategies in order to qualify as a RIC under the Internal Revenue Code.

Dodd-Frank (Regulatory) Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms. The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various investments, in particular, derivatives. The impact of these regulatory changes will be felt across industries for a number of years and will impact the Funds’ investments and the administration of the Funds. Instruments in which the Funds invest may incur increased regulatory compliance costs, and could be subject to regulatory action. The Funds may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Lending of Portfolio Securities. A Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market-type investments or short-term liquid investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value. There is also a risk that securities on loan will not be recalled in a timely manner to facilitate proxy voting.

Cash and Cash Equivalents. The Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, time deposits, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. Government, its agencies or instrumentalities (including U.S. treasury bills) that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

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Cash Position. The Funds may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, and where purchases and redemptions (cash-flows) require a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Market Events. Turmoil in domestic and international markets may cause extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In response, governments throughout the world may respond with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Failure to implement or an unexpected or quick reversal of such policies could increase volatility in the equity and debt markets.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Sanctions Risk. From time-to-time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, a Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.

Technology Disruptions. Markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon the performance of the Funds. Such circumstances may adversely impact the Funds’ operations or the performance of the Fund’s investments in a single issuer, a group of issuers, or the market at-large. For example, cyber attacks on the Funds’ adviser, sub-advisers, and/or other service providers could cause business failures or delays in daily operations, and the Funds may not be able to process shareholder transactions or calculate a net asset value ("NAV") per share. Cyber attacks also could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks also may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Funds’ investments and performance. In certain cases, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Legislation and Regulatory Activities. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the shares of the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

Description of Indices. The portfolio of the Fund consists of the common stocks of companies included in the below index. Except as previously described, the publishers of the index have not granted the JNL Series Trust or the investment adviser a license to use their respective indices. Except as previously described, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the index have not participated in any way in the creation of any of the Fund or in the selection of stocks that are purchased or sold for the Fund. A description of certain of the indices is provided below. For additional information, please refer to Appendix A.

Morningstar® US Target Market Exposure IndexSM. The Morningstar US Target Market Exposure Index targets large- and mid-cap U.S. stocks representing the top 85% of the market by float-adjusted market capitalization. The exchange rate used for the currency translations is as of 4:00 pm NY time. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Benchmarks. Listed below is the primary benchmark for the Fund that will commence operations on the date of this prospectus and thus does not show performance information above.

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Name	Primary Benchmark	Secondary Benchmark(s) (if applicable)
JNL Multi-Manager U.S. Select Equity Fund	Morningstar US Target Market Exposure (TME) Index	Not Applicable

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Glossary of Risks

The following risks may apply to the Fund. Please consult the Fund's Summary Prospectus and Statutory Prospectus to identify the risks associated with the Fund.

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and investment manager’s ability to select an appropriate mix of asset classes. The Fund is subject to the risk of changes in market, investment, and economic conditions, as well as the selection and percentages of allocations.

Asia ex-Japan concentration risk – If a Fund concentrates its investments within Asia ex-Japan countries, the Fund’s performance is expected to be closely tied to social, political and economic conditions within Asian countries, excluding Japan, and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are generally characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, geopolitical and territorial issues, currency fluctuations, less developed legal systems and less efficient markets. Adverse developments in one country can affect the entire region. Numerous elements of the auditing and reporting standards may not provide the same shareholder protection or information as those in developed countries.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, such as the Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals, to the extent necessary, in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Asian investment risk – Investing in Asia involves many of the same risks as investing in foreign securities. In addition, since Asia includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

Asset-based securities risk – Asset-based securities are typically fixed-income securities whose value is related to the market price of certain commodities, interests, and other items, such as precious metals, as well as other assets, such as credit card receivables. Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation. There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets. For an example of such special risks, please refer to "Sector risk - Precious metals-related securities risk."

Banking industry investment risk – Investment in securities issued by banks may be affected by factors influencing the health and performance of the banking industry. These factors may include, among others, economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. Bank securities typically are not insured by the U.S. Government, foreign governments, or their agencies. Bank securities that do not represent deposits have lower priority in the bank’s capital structure than those securities comprised of deposits. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

Bitcoin capacity risk – If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the Chicago Mercantile Exchange, or the U.S. Commodity Futures Trading Commission, the Fund may not be able to achieve its investment objective and may experience significant losses. In addition, future regulatory changes involving buying and selling bitcoin futures may limit the ability of the Fund to achieve its investment objective.

Bitcoin futures risk – The bitcoin futures contracts the Fund may invest in are traded on a futures exchange registered with the Commodity Futures Trading Commission. Bitcoin futures expose the Fund to all of the risks related to cryptocurrency discussed under “Cryptocurrency risk” below and also expose the Fund to risks specific to bitcoin futures.

The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets given that the bitcoin futures market is relatively new. In addition, the Chicago Mercantile Exchange (“CME”), the exchange on which bitcoin futures are traded, and its related clearinghouses and the Fund’s futures commission merchants (“FCMs”) generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Bitcoin futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure.

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In addition, bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of being the target of market fraud and manipulation. Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives and, in particular, futures contracts, discussed below.

Borrowing risk – Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing will typically cause a Fund to segregate (cover) assets sufficient to cover 300% of any amounts borrowed. Borrowing may cause the Fund to increase its cash position and/or liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

China risk – The value of a Fund’s investments in Chinese securities will be impacted by the economic, political, diplomatic, and social conditions within China. China is generally considered an emerging market country and investments in Chinese securities carry the risks associated with emerging markets, as well as risks particular to the region. China may be subject to considerable degrees of economic, political and social instability. The economies, industries, and securities and currency markets of China may be adversely affected by slow economic activity worldwide, protectionist trade policies, dependence on exports and international trade, currency devaluations and other currency exchange rate fluctuations, restrictions on monetary repatriation, increasing competition from Asia’s low-cost emerging economies, environmental events and natural disasters that may occur in China, and military conflicts either in response to social unrest or with other countries. In addition, the tax laws and regulations in mainland China are subject to change, possibly with retroactive effect. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Investments in Chinese issuers may be subject to the risk of expropriation and nationalization. The Chinese government may also impose capital controls, which could adversely affect a Fund, its ability to repatriate its investments and the value of the Fund’s investments. In addition, the Chinese government may intervene in currency markets, which could cause its currency, and therefore the value of the Fund’s investments in China, to depreciate. The Chinese economy is heavily reliant upon trade and export growth. Reduction in spending on Chinese products and services; further increases in trade restrictions, such as those resulting from the US-China trade dispute, or even the threat thereof; or a downturn in any of the economies of China’s key trading partners may negatively affect the Chinese economy and its issuers.

On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, U.S. persons (which include the Funds) from transacting in certain securities and derivatives of publicly traded securities of 31 companies designated as a "Communist Chinese military company" (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the U.S. Department of Defense or the U.S. Department of the Treasury's Office of Foreign Assets Control, unless such transactions are for purposes of divestment. The list of such companies may change from time to time.

A Fund's holdings in CCMC Securities may adversely impact the Fund’s performance. The extent of any impact will depend on future developments, including the Fund's ability to sell CCMC Securities, valuation of CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

China and India country specific risks – Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. Government reforms and the move to capitalism may not positively impact the economies of either country. Stable economic growth may be hampered by a number of factors, including burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, currency fluctuations, and social instability. As a result, investments in the Greater China region and India may be volatile.

Clearance and settlement risk – Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned. A Fund’s inability to make intended security purchases due to clearance and settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, liability to the purchaser. This risk may be magnified in emerging markets because settlement systems may be less organized, creating a risk that settlements may be delayed or lost because of failures or defects in such systems.

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Collateralized debt obligations risk – Collateralized debt obligations (“CDOs”) are subject to credit, interest rate, valuation, prepayment and extension risks. In addition, CDOs carry additional risks including but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment returns achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized loan obligations risk – CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” of debt that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. Subordinate tranche investments involve greater risk of loss than more senior tranches. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Commercial mortgage-backed securities risk – Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commodities regulatory risk – Commodity-related operating companies typically are subject to significant foreign, federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.

Commodity markets are subject to comprehensive statutes and regulations promulgated by the Commodity Futures Trading Commission (“CFTC”) and self-regulatory organizations, such as the NFA. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the U.S. is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. In addition, U.S. and various foreign national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund and/or may impact the Fund’s ability to invest in commodity-linked derivatives.

In order for a Fund (or, if a Fund is a partnership for federal income tax purposes, certain mutual funds that invest in such Fund) to qualify as a RIC under Subchapter M, it must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the IRS publishes an adverse determination relating to the treatment of such income and gain, certain Funds that invest directly or indirectly in commodity-linked derivatives would likely need to significantly change their investment strategies in order to qualify as a RIC under the Code.

For Funds that have a wholly owned subsidiary, organized under the laws of the Cayman Islands, that invests in commodity-related instruments, under recently finalized regulations income and gain such Funds derive from the subsidiary constitute “qualifying income” to the extent such net income is either (i) currently and timely distributed to the Fund or (ii) derived with respect to the Fund's business of investing in stock, securities or other currencies.

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income, and the Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order to re-qualify for such special treatment. If a Fund is a partnership for federal income tax purposes, income of the Fund will be treated as qualifying income in the hands of RICs that invest in the Fund only to the extent such income is attributable to items of income of the Fund which would be qualifying income if realized directly by the RIC.

Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

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Actions of and changes in governments, and political and economic instability, in commodity-producing and commodity-exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. Because of a Fund’s exposure to the commodities market, the value of the Fund may decline and fluctuate in a rapid and unpredictable manner.

Commodity ETF risk – In addition to the risks described under “exchange-traded funds investing risk,” the value of the Fund’s investment in ETFs that invest in commodity-related securities may be affected by changes in overall market movements or factors affecting a particular industry or commodity and may fluctuate significantly over short periods for a variety of factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investments linked to the prices of commodities are considered speculative and may be more volatile than investments in other types of securities or instruments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.

Commodity-linked derivatives risk – The value of a commodity-linked derivative investment is typically based upon the price movements of a commodity, a commodity futures contract, or a commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, volatility in the spot market, and political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that such market will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that generally affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund may also receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time, the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-linked notes risk – Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and derivatives risk, they may be subject to additional risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. There may be a change in the tax treatment of commodity-linked notes, which could impact the Fund’s use of commodity-linked notes in the implementation of its investment strategy. The Fund could lose money investing in commodity-linked notes.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition. For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry

Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

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Geographic

To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security

The Fund’s portfolio may invest in a limited number of securities. As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn. It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Consumer discretionary risk – An investment in issuers in the consumer discretionary sector of the market may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate ("SOFR") or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling such securities. It may take longer than seven days for transactions in loans to settle. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans. Certain loans may be classified as “illiquid” securities.

Due to restrictions on transfers in loan agreements and the nature of private syndication of loans, some loans are not as easily purchased or sold as publicly traded securities. Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at the price at which the Fund has valued the loan. In addition, compared to public securities, purchases and sales of loans generally take longer to settle. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow to meet its short-term liquidity needs. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Bank loans may not be considered securities under the federal securities laws and accordingly, may offer less legal protection in the event of fraud or misrepresentation in connection with the purchase or sale of such instruments. Instead, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Bank loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.

A Sub-Adviser may take steps to ensure that it does not receive material nonpublic information about the issuers of loans who also issue (directly or through a related entity) publicly traded securities. In that circumstance, a Sub-Adviser may have less information than other investors about certain of the loans in which it invests or seeks to invest. This may place the Fund at a disadvantage relative to other investors in loans.

A lead bank or other financial institution will often act as agent for all holders of a particular corporate loan. The agent administers the terms of the loan, as specified in the loan agreement. Unless a holder of the corporate loan, such as the Fund, has direct recourse against the borrower, the holder may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. The agent may also be responsible for distributing income from the corporate loan and, as a result, holders of the loan might incur certain costs and delays in realizing payment on the loan and could suffer a loss of principal or interest. In addition, investments in corporate loans may expose the holders of the corporate loan, including the Fund, to the credit risk of both the financial institution and the underlying borrower. In the event of the insolvency of an agent bank, a corporate loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations and processing draws).

Certain corporate loans may be issued in connection with highly leveraged transactions, including leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Some loans may be “covenant lite” loans which do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

If a Fund invests in a loan via participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and in certain circumstances, such entity’s credit risk) in addition to the exposure the Fund has to the creditworthiness of the borrower.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be delayed and/or unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

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Also, under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions, the possibility exists that the Funds' ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated in the event of a counterparty's (or its affiliate's) insolvency. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union and the United Kingdom, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Cryptocurrency risk – Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin (the only cryptocurrency that the Fund seeks exposure to). Cryptocurrency is a newer technological innovation with limited history; it is highly speculative and future regulatory actions or policies may significantly affect the price of cryptocurrencies, and thus the value of the Fund’s bitcoin futures contracts. The growth of cryptocurrency markets and the acceptance of bitcoin as a digital currency is subject to significant uncertainty, and to the extent the pace of this growth slows or reverses, the price of bitcoin and the Fund’s bitcoin futures contracts may decline.

The value of cryptocurrencies is normally determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The market price of bitcoin has been subject to extreme fluctuations, and may be highly volatile. If cryptocurrency markets continue to be subject to sharp fluctuations, the Fund’s exposure to bitcoin futures contracts could result in substantial losses to the Fund. Cryptocurrency generally operates without central authority (such as a bank), and the value is generally not backed by any government, corporation, or other identified body. Cryptocurrency is not legal tender; Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, which could severely affect the value of any holdings. Regulation of cryptocurrencies in the United States is still developing and is subject to significant uncertainty. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. The Fund’s investment exposure to bitcoin through bitcoin futures contracts remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of bitcoin and thus the Fund’s investment exposure to bitcoin.

Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

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Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Currency transaction risk – Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the CFTC nor the U.S. banking authorities regulate forward currency transactions through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

Custody risk – The Fund may invest in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries may limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Custody risk is heightened in countries with less developed securities markets.

Cybersecurity risk – Cyber attacks could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result could impact the performance of the Fund. See the “Technology Disruptions” section in this Prospectus.

Cyclical opportunities risk –The Fund may invest in stocks of a company in an effort to take tactical advantage of an anticipated event in that company’s business cycle which evidences growth potential, short-term market movements or changes affecting particular issuers or industries. If the anticipated event does not occur, the value of the stock could fall, which in turn could depress the Fund’s share prices. Cyclical stocks may tend to increase in value quickly during economic upturns, but they also tend to lose value quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations, which can result in losses for the Fund.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Governmental efforts to reform rating agencies and the use of credit ratings in the marketplace may impact a Fund’s investments or investment process.

Depositary receipts risk – Investments in securities of foreign companies in the form of American depositary receipts (“ADRs”), Global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”) are subject to certain risks. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.

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Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

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Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as certain swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Distressed debt risk – Certain Funds may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and may be subject to liquidity risk.

Distressed securities risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative. Distressed securities may be subject to limitations on resale and may be subject to liquidity risk.

Dividend-paying stock risk – Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by an account reduce or stop paying dividends, the account’s ability to generate income may be adversely affected.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

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Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity-linked notes (ELNs) risk – Investing in investment funds may be more costly to the Fund than if the Fund had invested in the underlying securities directly. ELNs may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

ESG (Environmental, Social & Governance) investment strategy risk – The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally. In addition, investing in Europe poses some unique risks. Europe includes both developed and emerging markets and investments by a Fund will be subject to the risks associated with investments in such markets. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the European Economic and Monetary Union (“EMU”). The EU is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). Performance is expected to be closely tied to social, political, security, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Recent security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.

The global economic crisis of the past several years has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

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Additionally, the United Kingdom's withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. There may also be similar Brexit movements in other EU countries, which could impact the economic, security, and political fabric of the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU went into effect. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.

With the UK’s withdrawal from the EU, there is the possibility that one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU, as well. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, acquisitions, consolidations, liquidations, spin-offs, tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. Such special situations may involve so-called “distressed companies,” the debt obligations of which typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. During periods of market volatility, there may be delays in the pricing of ETFs, and ETF exchange-traded prices may also be subject to volatility, which could cause the Fund to lose money.

Exchange-traded note risk – The value of an exchange-traded note (“ETN”) may be influenced by maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

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Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Longer maturity fixed-income securities may be subject to greater price fluctuations than shorter maturity fixed-income securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default. The Fund may be subject to a greater risk of rising interest rates in periods of historically low rates.

Foreign exchange and currency derivatives trading risk – The Fund intends to actively trade in spot and forward currency positions and related currency derivatives in order to increase the value of the Fund. The trading of foreign currencies directly generates risks separate from those associated with inactive or indirect exposures to non-U.S. dollar denominated instruments and currency derivative instruments. Specifically, the Fund may directly take a loss from the buying and selling of currencies without any related exposure to non-U.S. dollar-denominated assets.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Forward foreign currency exchange contracts risk – Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Depending upon currency movements, this strategy can have the effect of reducing returns and minimizing opportunities for gain.

Frontier market countries risk – Frontier market countries generally have smaller economies and less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

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Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of the Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests, ("sensitive industries").

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns.

Banks in frontier market countries used to hold the Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, anything environment-related, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.

Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risk by using other derivative investments, which may include purchasing or selling call and put options. The purchase of a call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, the purchase of a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

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Hedging transactions risk – The Sub-Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculative. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Hong Kong investment risk – If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments.

Income risk – Income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Market fluctuations can cause the performance of an index to be significantly influenced by a small number of companies. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, performance of an index may be lower than the performance of funds that actively invest in stocks that comprise the index. Should a Fund engage in index sampling, the performance of the securities selected may not match the performance of the relevant index for a number of reasons, including, but not limited to: the Fund’s expenses, which the index does not bear; changes in securities markets; changes in the composition of the index; the size of the portfolio; the timing of purchases and redemptions of the Fund’s shares; and the costs and investment effects of reallocating a portion of the portfolio to comply with the diversification requirements under the Code. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

Indexed and inverse securities risk – Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way the Fund’s investment manager does not anticipate.

Inflation-indexed securities risk – Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may not receive any income from such investments. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

Information technology sector risk – Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

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Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments. However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investing in China A Shares risk – Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.

Investing through Stock Connect risk – The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such money market funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The Sub-Adviser, or if no Sub-Adviser, the investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made in accordance with these investment strategies may not produce the returns expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

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Investments in IPOs risk –The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Latin America concentration risk – If a Fund concentrates investments in Latin American countries, the Fund’s performance is expected to be closely tied to social, political and economic conditions within Latin American countries. Funds that concentrate in specific countries and regions, such as Latin America, tend to have more performance volatility than the performance of more geographically diversified funds. Investment primarily in equity and equity-related securities in Latin America will expose the Fund specifically to their market, currency and other risks, including volatility and structural risks. Stable economic growth may be hampered by a number of factors, including, burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, and social instability with a corresponding effect on securities holdings and volatility.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To attempt to minimize these risks, the Fund may segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Funds could lose money.

LIBOR replacement risk – The Funds’ payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Funds. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Funds. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies. The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor. Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

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Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year. As a result of this investment strategy, the Fund may be subject to increased risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns. This investment strategy may also prevent taking advantage of trading opportunities that may be available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market direction risk – Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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The COVID-19 pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a Fund’s investments. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to a Fund, including the risks disclosed in this prospectus, which could negatively impact the Fund’s performance and lead to losses on your investment in the Fund.

Master limited partnership risk – An investment in master limited partnership (“MLP”) units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Certain MLPs may be illiquid securities.

Mezzanine securities risk – Mezzanine securities are generally rated below investment-grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be illiquid investments. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Micro-capitalization investing risk – Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less publicly available information about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price. Generally, the smaller the company size, the greater these risks become.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Model risk – Funds that use models bear the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Funds achieve their investment objectives, which may cause a Fund to underperform its benchmark or other funds with a similar investment objective.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment (contraction) risk. With respect to extension risk, rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit increased volatility. With respect to default risk, rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages or other loans. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities. In addition, legal and documentation risk (incomplete mortgage information) related to mortgage defaults may exist. With respect to prepayment risk, borrowers may pay off their mortgages or other loans sooner than expected, which may result in contraction risk, whereby the Fund will have to reinvest that money at the lower prevailing interest rates and, thus, may suffer an unexpected loss of interest income.

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Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral. An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer. In addition, the mortgage-backed or other asset-backed securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Municipal securities risk – Municipal securities are subject to certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of projects in the same or similar sectors (e.g., education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (e.g., general obligation bonds, private activity bonds and moral obligation bonds). Other occurrences, such as catastrophic natural disasters or acts of terrorism, can also adversely affect a state’s fiscal stability and affect the value of a Fund’s investment in municipal securities. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states’ spending, revenues and state budgets that has caused many states to operate under significant financial stress. Certain states or municipalities may file for, and enter bankruptcy proceedings. Legal and regulatory requirements related to state and municipal bankruptcy are evolving, which could affect the value of a Fund’s investment in municipal securities.

Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Natural resource related securities risk – A Fund that concentrates its investments in natural resource related securities is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the Fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the Fund invests primarily in companies with natural resource assets, there is the risk that the Fund will perform poorly during a downturn in natural resource and commodity prices.

Non-diversification risk – The Fund is non-diversified. As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.” There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Non-hedging foreign currency trading risk – The Fund may engage in forward foreign currency transactions for speculative purposes. The Funds’ investment manager may purchase or sell foreign currencies through the use of forward contracts based on the investment manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment manager’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.

Options risk – If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund.

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When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. OTC options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Pacific Rim investing risk – The Pacific Rim economies are in various stages of economic development. Many of the economies in the region can be characterized as developing, newly industrialized, or developed. Many of the Pacific Rim economies may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Pacific Rim economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The Australia and New Zealand economies are largely dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources. If a Fund concentrates investments in Pacific Rim markets, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within the Pacific Rim region and to be more volatile than the performance of more geographically diversified funds.

Participation note risk – An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and a participation note's performance may differ from the underlying security’s performance. Holders of participation notes do not have the same rights as an owner of the underlying stock and are subject to the credit risk of the issuer. Participation notes are typically privately issued and may be illiquid.

Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends. Additionally, an index relies on various third-party sources of information to assess the criteria of issuers included in an index, including information that may be based on assumptions and estimates. Errors in index data, index computations, or the construction of an index in accordance with its methodology may occur from time to time and may not be identified and corrected by an index provider for a period of time or at all, which may have an adverse impact on the Fund and its performance. The Fund, an index provider, and the Adviser do not offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an index.

Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Privately placed securities risk – While it is the Funds’ policy to restrict investments in privately placed securities, the Fund’s investments may also include privately-placed securities. Generally, privately placed securities are illiquid and are subject to resale restrictions. Typically, the securities are sold as an offering exempt from registration with the SEC. Investments in these securities usually will decrease a Fund’s liquidity level to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquid nature of the market for privately placed securities, as well as the lack of publicly available information regarding these securities, may also adversely affect the Fund’s ability to fair value such securities at certain times and could make it difficult for the Fund to sell them. The Fund could lose money on such investments.

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Profitability investment risk – High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Quantitative strategy risk – Securities identified using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on those factors, changes in a factor's historical trends, or for reasons included in the analysis. The factors used in quantitative analysis and the weights placed on those factors may not predict a security's value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.

In addition, data for emerging markets companies may be less available and/or less current than data for developed markets companies, and the Sub-Adviser's processes and exposure selection can be adversely affected if it relies on erroneous or outdated data. Any errors in the quantitative methods may adversely affect performance.

Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. A real estate company may become liable for removal or other costs related to environmental contamination. Real estate companies tend to be small to medium-sized companies and share prices can be more volatile than, and perform differently from, larger company shares. The Fund could hold real estate directly if a company defaults on its debt securities. Direct ownership in real estate presents additional risks, including liquidity risks, declines in value of the properties, risks from general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations, increases in interest rates, and the risk of generating too much income that would not be “qualifying income” under Subchapter M of the Code.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Investment in REITs may be affected by the management skill of the persons managing the REIT and are often not diversified, which will subject the Fund to more risk than would be associated with an investment in a diversified fund. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. REITs are also subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time. The Fund will bear a proportional share of the REITs’ expenses.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security under a repurchase agreement or purchase and sale contract, and the market value of the security declines, the Fund may lose money.

Restricted securities risk – Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives certain material nonpublic information about the issuer, the Fund may be unable to sell the securities in accordance with laws and regulations prohibiting insider trading.

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Reverse repurchase agreements risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if the value of collateral held by the Fund, including the value of the investments made with the cash received from the sale of securities, is less than the value of the securities sold by the Fund. Furthermore, reverse repurchase agreements involve the risks that: (i) the interest income earned in the investment of the proceeds will be less than the interest expense; (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is not obligated to repurchase; and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements will result in leverage.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but may be treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Russia investment risk – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that the Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equity securities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

Many investments in Russia are tied to commodities, particularly, oil. The price of commodities and volatility in the commodities market could have a negative impact on the Russian economy, Russian companies, and Russian investments. The geopolitical environment with the Ukraine and Middle East enhance the possibility of conflict with Russia.

In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. These and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals, including politicians, and Russian corporate and banking entities. These countries could also institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross-border payments. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.

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Second lien loans risk – Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers’ choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, terrorism, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Health care sector risk – An investment in issuers in the health care sector may be adversely affected by government regulations and government health care programs and increases or decreases in the cost of medical products and services. Health care companies are heavily dependent on patent protection and the expiration of a patent may adversely affect their profitability. Health care companies are also subject to extensive litigation based on product liability and similar claims. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers, all of which may be time consuming and costly with no guarantee that any product will come to market. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment toward infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment toward infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

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Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company's profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional, regulations governing the licensing, construction and operation of power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan. See the “Lending of Portfolio Securities” section in this Prospectus.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In addition, the lenders’ security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid. Uncollateralized senior loans involve a greater risk of loss. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Short sales risk – A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

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Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

Special purpose acquisition companies risk – The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Speculative exposure risk – If a Fund invests in a derivative instrument (or engages in a similarly speculative practice) not for the purpose of hedging but to generate return, the Fund is directly exposed to the risks associated with an investment in that derivative. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and, in certain instances, potential losses may be unlimited. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Standby commitment agreements risk – Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security increases in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Stapled securities risk – A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

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Structured investments risk – A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. A Fund will typically use structured investments to gain exposure to a particular underlying security, currency, commodity or market when direct access to the security, currency, commodity or market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including, but not limited to, issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured note risk – A Fund may invest in notes, sometimes called “structured notes,” linked to the performance of securities or commodities. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of “real assets” (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities. This means that a Fund may lose money if the issuer of the note defaults and that a Fund may not be able to readily close out its investment in such notes without incurring losses.

Swaps risk – Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein.

The Dodd–Frank Act mandated a new regulatory framework for trading swaps in the United States. For example, certain standardized swaps are now, and others will be, required to be executed on or subject to the rules of designated contract markets or swap execution facilities and cleared by a central counterparty, a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There may also be risks introduced of a possible default by the DCO or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The process of implementing the regulations under the Dodd-Frank Act as well as other foreign regulations is ongoing and there may be further changes to the system including collateral requirements.

Taiwan investment risk – Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and/or Taiwan impractical or impossible.

Tax risk – In order for a regulated investment company (“RIC”) to qualify as such under Subchapter M, including certain of the series of registered investment companies that invest in the Fund, the RIC must derive at least 90% of its gross income each taxable year from “qualifying income,” which is described in more detail in the SAI. Income and gains from certain commodity-linked instruments do not constitute “qualifying income” to a RIC for purposes of the 90% gross income test. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute “qualifying income” to a RIC. The IRS has issued a ruling to the effect that income from commodity-linked swaps does not constitute “qualifying income” for purposes of a Fund’s qualification as a RIC under Subchapter M. In general, for purposes of the 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. The Fund will therefore annually restrict its income from commodities and commodity-linked derivative instruments, such as commodity-linked swaps, and other assets that give rise to non-qualifying income to a maximum of 10% of the Fund’s gross income. Failure to qualify as a RIC would subject a RIC that invests in the Fund to U.S. federal income tax on its taxable income at regular corporate rates (without deduction for distributions to shareholders). The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, may be adversely affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M, or otherwise affect the character, timing or amount of a Fund’s taxable income or gains and thus income allocations made by the Fund.

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Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

TIPS and inflation-linked bonds risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.

Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to receive support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government. In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae's and Freddie Mac's creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Funds.

Underlying funds risk – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend in part upon the allocations of investments in the Underlying Funds and their ability to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund also will bear its pro-rata portion of the operating expenses of the Underlying Funds, including Management and Administrative Fees and 12b-1 fees.

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Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.

Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. As a result, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

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Management of the Trust

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the Trust's Board of Trustees (the "Board") is responsible for managing the business and affairs of the Trust.

Investment Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Fund and provides the Fund with professional investment supervision and management under an Investment Advisory and Management Agreement between the Trust and the Adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

Under the Investment Advisory and Management Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Fund and determining how voting and other rights with respect to securities owned by the Fund will be exercised. The Adviser also provides recordkeeping, administrative and exempt transfer agent services to the Fund and oversees the performance of services provided to the Fund by other service providers, including the custodian and shareholder servicing agent. The Adviser is authorized to delegate certain of its duties with respect to the Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that Sub-Adviser’s performance. The Adviser is solely responsible for payment of any fees to the Sub-Advisers.

The Adviser plays an active role in advising and monitoring the Fund and Sub-Adviser, if any. When appropriate, the Adviser recommends to the Board potential sub-advisers for a Fund. For those Funds managed by a Sub-Adviser, the Adviser monitors each Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives. The Adviser also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Fund’s and Sub-Adviser’s performance and Fund operations. The Adviser is responsible for providing regular reports on these matters to the Board.

A discussion regarding the Board’s basis for approving the Investment Advisory and Management Agreement for the JNL Multi-Manager U.S. Select Equity Fund, will be available in the applicable Fund’s Annual Report for the period ended December 31, 2022.

As of December 31, 2021, the Adviser managed approximately $285.37 billion in assets.

Management Fee

As compensation for its advisory services, the Adviser receives a fee from the Trust computed separately for the Fund, accrued daily and payable monthly. The fee the Adviser receives from the Fund is set forth below as an annual percentage of the net assets of the Fund.

The table below shows the advisory fee rate schedule for the Fund as set forth in the Investment Advisory and Management Agreement and, if applicable, the aggregate annual fee the Fund paid to the Adviser for the fiscal year ended December 31, 2021. Under this agreement, the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Asset as of December 31, 2021
JNL Multi-Manager U.S. Select Equity Fund[1]	$0 to $1 billion	.530%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.480%
	Over $5 billion	.460%	N/A

1 The Fund commenced operations on November 15, 2022.

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Investment Sub-Advisers

The Adviser has engaged certain other investment advisers to serve as Sub-Advisers to certain assigned Funds under separate Sub-Advisory Agreements between each Sub-Adviser and the Adviser. The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements, the Sub-Advisers are responsible for supervising and managing the investment and reinvestment of the assets of an assigned Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the oversight and supervision of the Adviser and the Board. The Sub-Advisers formulate a continuous investment program for an assigned Fund consistent with the Fund’s investment strategies, objectives and policies outlined in this Prospectus. Each Sub-Adviser implements such program by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs.

As compensation for its sub-advisory services, each Sub-Adviser receives a fee from the Adviser, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. The SAI shows the aggregate fees paid to the Sub-Advisers for the fiscal year ended December 31, 2021. The Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

A discussion regarding the Board’s basis for approving the Sub-Advisory Agreements for the JNL Multi-Manager U.S. Select Equity Fund, will be available in the applicable Fund’s Annual Report for the period ended December 31, 2022.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have received an exemptive order (the “Order”) that allows the Adviser to hire, replace or terminate unaffiliated Sub-Advisers or materially amend a Sub-Advisory Agreement with an unaffiliated Sub-Adviser with the approval of the Board, but without the approval of shareholders. Under the terms of the Order, if a new Sub-Adviser is hired by the Adviser, the affected Fund will provide shareholders with information about the new Sub-Adviser and new Sub-Advisory Agreement within ninety (90) days of the change. The Order allows the Funds to operate more efficiently and with greater flexibility. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time.

Portfolio Manager(s)

For information about the portfolio management team responsible for the day-to-day management of a particular Fund, please refer to the Fund’s Summary Prospectus or the disclosure pertaining to the Fund in the “Additional Information About the Funds” section of this Prospectus.

Administrator

JNAM serves as the administrator to the Fund. JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the Fund.

In addition, JNAM, in its capacity as administrator also pays a portion of the costs of the Fund’s Chief Compliance Officer. In return for these services, the Fund pay JNAM an administrative fee, as outlined below, equal to a certain percentage of the average daily net assets of the Fund’s Class A and Class I shares, accrued daily and paid monthly.

FUND	ASSETS	FEES
JNL Multi-Manager U.S. Select Equity Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

1 The Fund commenced operations November 15, 2022.

The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. The Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance, expenses related to the Fund’s Chief Compliance Officer, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

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Distributor

Jackson National Life Distributors LLC (“JNLD”), a wholly owned subsidiary of Jackson, is the principal underwriter of the Fund and is responsible for promoting sales of the Fund’s shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries.

JNLD and/or an affiliate have the following relationships with certain Sub-Advisers and/or their affiliates:

●	JNLD receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which those Sub-Advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation.
●	JNLD acts as distributor of variable insurance contracts and variable life insurance policies ("Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the Prospectus or statement of additional information for the Contracts.

Classes of Shares

The Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class I).

The Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares. Class I shares are not subject to a Rule 12b-1 fee.

Under the multi-class structure, the Class A shares and Class I shares of each Fund represent interests in the same portfolio of securities and are substantially the same except for “class expenses.” The expenses of each Fund are borne by each Class of shares based on the net assets of the Fund attributable to each class, except that class expenses are allocated to the appropriate class. “Class expenses” include any distribution, administrative or service expense allocable to that class, pursuant to the 12b-1 Plan described below, and any other expenses that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or contract owners of variable contracts funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

Rule 12b-1 Plan

All of the Funds have adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Effective July 1, 2017, the Funds adopted an Amended and Restated Distribution Plan (“Amended Plan”).

The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Amended Plan. Under the Amended Plan, each Fund pays a Rule 12b-1 fee to JNLD, as principal underwriter, at an annual rate of 0.30% of the Fund’s average daily net assets attributed to Class A shares, as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with applicable law and the Amended Plan, JNLD may use the Rule 12b-1 fee to compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The Amended Plan was approved by shareholders holding Class A shares of the Funds at a special meeting of shareholders held on June 22, 2017.

Investment in Fund Shares

Shares of the Funds are presently offered only to separately managed accounts of Jackson (1 Corporate Way, Lansing, Michigan 48951) and Jackson National Life Insurance Company of New York (“Jackson NY”) (2900 Westchester Avenue, Purchase, New York 10577) (collectively, “Separate Accounts”) to fund the benefits under certain variable insurance contracts and variable life insurance policies (collectively, “Contracts”), to non-qualified retirement plans, and to other regulated investment companies. The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their NAV using premiums received on Contracts issued by the insurance company. Shares of the Funds are not available to the general public for direct purchase.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form. There is no sales charge.

Certain of the Funds are managed by a sub-adviser who manages publicly available mutual funds that have similar names and investment objectives. While some of the Funds may be similar to or modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

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The price of each Fund’s shares is based on its NAV. The NAV of a Fund’s shares is generally determined by the Adviser once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time, Monday through Friday). However, consistent with legal requirements, calculation of a Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the Investment Company Act of 1940, as amended. The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV. Generally, the value of exchange-listed or exchange-traded securities is based on their respective market prices, and fixed income securities are valued based on prices provided by an independent pricing service. Current NAV per share of the Fund's classes may be obtained by calling 1-800-644-4565 (Jackson Customer Care).

Domestic fixed-income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

The Board has adopted procedures pursuant to which the Adviser may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate. Under these procedures, the “fair value” of a security generally will be the amount, determined by the Adviser in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board has established a valuation committee to review fair value determinations pursuant to the Trust’s “Valuation Policies and Procedures.” The valuation committee will also review the value of restricted securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g. disorderly market transactions). In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the valuation committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is otherwise reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the valuation committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”). Accordingly, the Trust’s procedures for valuing of portfolio securities also authorize the Adviser, subject to Board oversight, to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s NAV. The Adviser will “fair value” foreign securities held by the Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which the securities owned by a Fund principally are traded, but prior to the time of the Fund’s NAV calculation, which reasonably can be expected to affect the value of such security. Under the Trust’s valuation procedures, a “significant event” affecting a single issuer might include, but is not limited to, an announcement by the issuer, a competitor, a creditor, a major holder of the issuer’s securities, a major customer or supplier, or a governmental, regulatory or self-regulatory authority relating to the issuer, the issuer’s products or services, or the issuer’s securities, and a “significant event” affecting multiple issuers might include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. When fair valuing foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.

These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

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All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

“Market Timing” Policy

Fund shares may only be purchased by Separate Accounts of Jackson and Jackson NY, those insurance companies themselves, non-qualified retirement plans and certain other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and Jackson NY that invest in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders. This type of excessive short-term trading activity is referred to herein as “market timing.” The Funds are not intended to serve as vehicles for market timing. The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) take various steps designed to deter and curtail market timing with the cooperation of the insurance companies who invest in the Funds. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This policy does not apply to a money market Fund.

In addition to identifying any potentially disruptive trading activity, the Funds’ Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.

The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. The Funds' "fair value" pricing policy is described under "Investment in Fund Shares" above.

The policies and procedures described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, Jackson NY and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and Jackson NY to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of Jackson’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Disclosure of Portfolio Securities

A description of each Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Funds' SAI and at www.jackson.com.

Redemption of Fund Shares

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts. Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Funds’ transfer agent, in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

●	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
●	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
●	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

47

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund's share price and/or returns may be negatively impacted. If a liquidity event occurs, the Adviser will notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund's line of credit or Interfund Lending Program.

Redemptions will generally be in the form of cash, although a Fund reserves the right to redeem in kind from another Fund. If a Fund redeems shares in kind from another Fund, it may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

48

Tax Status

General

The Trust consists of Funds that are either treated for U.S. federal income tax purposes as corporations that intend to qualify and be eligible for treatment as regulated investment companies (“Regulated Investment Company Funds”) or partnerships (“Partnership Funds”).

Dividends from net investment income are declared and distributed at least annually to all Regulated Investment Company Funds’ shareholders except the JNL/WMC Government Money Market Fund shareholders. Dividends from net investment income, if any, are declared daily and payable monthly to the JNL/WMC Government Money Market Fund shareholders. Distributions from net realized capital gains, if any, are declared and distributed at least annually to shareholders of any Regulated Investment Company Fund to the extent they exceed available capital loss carryforwards.

Dividends and other distributions by a Fund, if any, are automatically reinvested at net asset value in shares of the distributing Fund, unless otherwise requested by a shareholder. There are no fees or sales charges on reinvestments.

Regulated Investment Company Funds

Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) intends to qualify and be eligible for treatment as a “regulated investment company” under Subchapter M of the Code. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. Each Fund intends to distribute all its net investment income and net realized capital gains, if any, to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes. However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Partnership Funds

Each Partnership Fund (for purposes of this section, a “Fund”) expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If a Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in such Fund.

As a partnership that is not a “publicly traded partnership,” each Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The interests in each Fund are owned by separate accounts of participating insurance companies, qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code. Provided certain requirements are met, distributions from the Funds, if any, are not taxable to owners of Contracts. Owners of Contracts should consult the applicable Separate Account Prospectus for considerations on tax issues related to the Contracts.

The Funds intend to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by Separate Accounts of Jackson and Jackson NY. The Sub-Advisory Agreements require the Funds to be operated in compliance with these diversification requirements. The Sub-Advisers may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements. If a Fund does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and income and gain allocable to the Contracts could be taxable currently to shareholders of the Fund. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. For more specific information, please refer to the Funds’ SAI.

The information provided above is only a summary of the U.S. federal income tax considerations relating to an investment in a Fund. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal, state, local and foreign tax consequences to you of your contract, policy or plan.

49

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Financial information for the JNL Multi-Manager U.S. Select Equity Fund is not provided because the Fund is newly created and has not yet commenced operations.

50

Appendix A

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

Morningstar® and the Morningstar Indices (as defined below) are trademarks or service marks of Morningstar, Inc. (“Morningstar”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM"). The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Morningstar, or any of its affiliated companies (all such entities, collectively, ''Morningstar Entities"). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds in particular or the ability of the Morningstar Indices to track general stock market performance. The Morningstar Entities' only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) of the Morningstar Indices which is are determined, composed and calculated by the Morningstar Entities without regard to JNAM or the JNL Funds. The Morningstar Entities have no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Morningstar Indices. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds or in the determination or calculation of the equation by which the JNL Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the “Morningstar Indices”)	Fund (collectively, the “JNL Funds”)
Morningstar® US Target Market Exposure Index℠	JNL Multi-Manager U.S. Select Equity Fund

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

A- 1

Prospectus

November 15, 2022

JNL Series Trust

You can find more information about the Trust in:

●	The Trust’s Statement of Additional Information (“SAI”) dated November 15, 2022 is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).
●	The Trust’s Annual and Semi-Annual Reports to shareholders, dated December 31, 2021 and June 30, 2021, respectively, show the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report. The current Annual and Semi-Annual Reports are on file with the SEC and are incorporated into the Prospectus by reference.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-644-4565 (Jackson Service Center), 1-800-599-5651 (Jackson NY Service Center), or by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov).

The Trust’s SEC file number is: 811-8894

A- 2

THE INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENTOF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

November 15, 2022

JNL® SERIES TRUST

JNL/American Funds Balanced Fund	Class A and Class I
JNL/American Funds Bond Fund of America Fund	Class A and Class I
JNL/American Funds Capital Income Builder Fund	Class A and Class I
JNL/American Funds Capital World Bond Fund	Class A and Class I
JNL/American Funds® Global Growth Fund	Class A and Class I
JNL/American Funds Global Small Capitalization Fund	Class A and Class I
JNL/American Funds® Growth Fund	Class A and Class I
JNL/American Funds Growth-Income Fund	Class A and Class I
JNL/American Funds International Fund	Class A and Class I
JNL/American Funds New World Fund	Class A and Class I
JNL/American Funds® Washington Mutual Investors Fund	Class A and Class I
JNL Multi-Manager Alternative Fund	Class A and Class I
JNL Multi-Manager Emerging Markets Equity Fund	Class A and Class I
JNL Multi-Manager International Small Cap Fund	Class A and Class I
JNL Multi-Manager Mid Cap Fund	Class A and Class I
JNL Multi-Manager Small Cap Growth Fund	Class A and Class I
JNL Multi-Manager Small Cap Value Fund	Class A and Class I
JNL Multi-Manager U.S. Select Equity Fund	Class A and Class I
JNL iShares Tactical Moderate Fund	Class A and Class I
JNL iShares Tactical Moderate Growth Fund	Class A and Class I
JNL iShares Tactical Growth Fund	Class A and Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A and Class I
JNL/American Funds Growth Allocation Fund	Class A and Class I
JNL/AB Sustainable Global Thematic Fund	Class A and Class I
JNL/AQR Large Cap Defensive Style Fund	Class A and Class I
JNL/Baillie Gifford International Growth Fund	Class A and Class I
JNL/Baillie Gifford U.S. Equity Growth Fund	Class A and Class I
JNL/BlackRock Global Allocation Fund	Class A and Class I
JNL/BlackRock Global Natural Resources Fund	Class A and Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A and Class I
JNL/Causeway International Value Select Fund	Class A and Class I
JNL/ClearBridge Large Cap Growth Fund	Class A and Class I
JNL/DFA International Core Equity Fund	Class A and Class I
JNL/DFA U.S. Core Equity Fund	Class A and Class I
JNL/DFA U.S. Small Cap Fund	Class A and Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A and Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A and Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A and Class I
JNL/DoubleLine® Total Return Fund	Class A and Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A and Class I
JNL/First Sentier Global Infrastructure Fund	Class A and Class I
JNL/Franklin Templeton Income Fund	Class A and Class I
JNL/Goldman Sachs 4 Fund	Class A and Class I
JNL/GQG Emerging Markets Equity Fund	Class A and Class I
JNL/Harris Oakmark Global Equity Fund	Class A and Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A and Class I
JNL/Invesco Diversified Dividend Fund	Class A and Class I
JNL/Invesco Global Growth Fund	Class A and Class I
JNL/Invesco Small Cap Growth Fund	Class A and Class I
JNL/JPMorgan Global Allocation Fund	Class A and Class I
JNL/JPMorgan Hedged Equity Fund	Class A and Class I
JNL/JPMorgan MidCap Growth Fund	Class A and Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A and Class I
JNL/JPMorgan U.S. Value Fund	Class A and Class I
JNL/Lazard International Strategic Equity Fund	Class A and Class I
JNL/Loomis Sayles Global Growth Fund	Class A and Class I
JNL/Lord Abbett Short Duration Income Fund	Class A and Class I

JNL/Mellon Emerging Markets Index Fund	Class A and Class I
JNL/Mellon S&P 500 Index Fund	Class A and Class I
JNL/Mellon S&P 400 MidCap Index Fund	Class A and Class I
JNL/Mellon Small Cap Index Fund	Class A and Class I
JNL/Mellon International Index Fund	Class A and Class I
JNL/Mellon Bond Index Fund	Class A and Class I
JNL/Mellon U.S. Stock Market Index Fund	Class A and Class I
JNL/Mellon DowSM Index Fund	Class A and Class I
JNL/Mellon World Index Fund	Class A and Class I
JNL/Mellon Nasdaq® 100 Index Fund	Class A and Class I
JNL/Mellon Communication Services Sector Fund	Class A and Class I
JNL/Mellon Consumer Discretionary Sector Fund	Class A and Class I
JNL/Mellon Consumer Staples Sector Fund	Class A and Class I
JNL/Mellon Energy Sector Fund	Class A and Class I
JNL/Mellon Financial Sector Fund	Class A and Class I
JNL/Mellon Healthcare Sector Fund	Class A and Class I
JNL/Mellon Industrials Sector Fund	Class A and Class I
JNL/Mellon Information Technology Sector Fund	Class A and Class I
JNL/Mellon Materials Sector Fund	Class A and Class I
JNL/Mellon Real Estate Sector Fund	Class A and Class I
JNL S&P 500 Index Fund	Class I
JNL/Mellon Utilities Sector Fund	Class A and Class I
JNL/MFS Mid Cap Value Fund	Class A and Class I
JNL/Morningstar PitchBook Listed Private Equity Index Fund	Class A and Class I
JNL/Morningstar U.S. Sustainability Index Fund (formerly, JNL/Mellon MSCI KLD 400 Social Index Fund)	Class A and Class I
JNL/Morningstar Wide Moat Index Fund	Class A and Class I
JNL/Neuberger Berman Commodity Strategy Fund	Class A and Class I
JNL/Neuberger Berman Gold Plus Strategy Fund	Class A and Class I
JNL/Neuberger Berman Strategic Income Fund	Class A and Class I
JNL/Newton Equity Income Fund (formerly, JNL/Mellon Equity Income Fund)	Class A and Class I
JNL/PIMCO Income Fund	Class A and Class I
JNL/PIMCO Investment Grade Credit Bond Fund	Class A and Class I
JNL/PIMCO Real Return Fund	Class A and Class I
JNL/PPM America Floating Rate Income Fund	Class A and Class I
JNL/PPM America High Yield Bond Fund	Class A and Class I
JNL/PPM America Total Return Fund	Class A and Class I
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A and Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A and Class I
JNL/T. Rowe Price Balanced Fund	Class A and Class I
JNL/T. Rowe Price Capital Appreciation Fund	Class A and Class I
JNL/T. Rowe Price Established Growth Fund	Class A and Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A and Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A and Class I
JNL/T. Rowe Price U.S. High Yield Fund	Class A and Class I
JNL/T. Rowe Price Value Fund	Class A and Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A and Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A and Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A and Class I
JNL/WCM China Quality Growth Fund	Class A and Class I
JNL/WCM Focused International Equity Fund	Class A and Class I
JNL/Westchester Capital Event Driven Fund	Class A and Class I
JNL/Western Asset Global Multi-Sector Bond Fund (formerly, JNL/Franklin Templeton Global Multisector Bond Fund)	Class A and Class I
JNL/William Blair International Leaders Fund (formerly, JNL/Invesco International Growth Fund)	Class A and Class I
JNL/WMC Balanced Fund	Class A and Class I
JNL/WMC Equity Income Fund	Class A and Class I
JNL/WMC Global Real Estate Fund	Class A and Class I
JNL/WMC Government Money Market Fund	Class A and Class I
JNL/WMC Value Fund	Class A and Class I
JNL/Goldman Sachs Managed Conservative Fund	Class A and Class I
JNL/Goldman Sachs Managed Moderate Fund	Class A and Class I

JNL/Goldman Sachs Managed Moderate Growth Fund	Class A and Class I
JNL/Goldman Sachs Managed Growth Fund	Class A and Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A and Class I
JNL Conservative Allocation Fund	Class A and Class I
JNL Moderate Allocation Fund	Class A and Class I
JNL Moderate Growth Allocation Fund	Class A and Class I
JNL Growth Allocation Fund	Class A and Class I
JNL Aggressive Growth Allocation Fund	Class A and Class I
JNL Bond Index Fund	Class I
JNL Emerging Markets Index Fund	Class I
JNL International Index Fund	Class I
JNL Mid Cap Index Fund	Class I
JNL Small Cap Index Fund	Class I

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated April 25, 2022 (“Prospectus”). Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company (“JacksonSM”) or Jackson National Life Insurance Company of New York (“Jackson NYSM”). The financial statements of the JNL Series Trust for the period ended December 31, 2021 are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual Report to shareholders. The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-644-4565 (Jackson Customer Care), 1-800-599-5651 (Jackson NY Customer Care), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees (“Trustees”) by writing to the Chair of the Board, Edward Wood, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

General Information And History

The JNL Series Trust (“Trust”) is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated June 1, 1994, amended September 25, 2017. The Trust offers shares in separate Funds, each with its own investment objective. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), whose shares are registered with the SEC under and the Securities Act of 1933, as amended (“1933 Act”).

Master Feeder Structure

Certain Funds operate as a “feeder” fund (each a “Feeder Fund”). A “Feeder” fund is a fund that does not buy investment securities directly; instead, each Feeder Fund invests in a single registered investment company referred to as a “Master Fund.” The Master Fund purchases and manages a pool of investment securities. Each Feeder Fund’s investment objective and restrictions is the same as its corresponding Master Fund. Currently, 11 of the Master Funds are series of the American Funds Insurance Series® (“AFIS,” “American Funds,” or “AFIS Master Funds”) and five of the Master Funds are series of the Trust (“JNL/Mellon Master Funds”). This structure differs from the other Trust series and other investment companies that invest directly in securities and are actively managed.

Under the master/feeder structure, each Feeder Fund may withdraw its investment in the corresponding Master Fund if the Board determines that it is in the best interest of the Feeder Fund and its shareholders to do so. The Board would consider when authorizing the withdrawal what action might be taken, including the investment of all of the assets of the Feeder Fund in another Fund, having Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) manage the Feeder Fund’s assets either directly or with a Sub-Adviser, or taking other appropriate action. Investment of each Feeder Fund’s assets in its corresponding Master Fund is not a fundamental investment policy of any Feeder Fund and a shareholder vote is not required for any Feeder Fund to withdraw its investment from its corresponding Master Fund.

Capital Research and Management CompanySM (“CRMC”) serves as investment adviser to the AFIS Master Funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. Each JNL/American Funds Feeder Fund and its corresponding AFIS Master Fund is listed below:

JNL/American Funds®/ Feeder Fund	AFIS Master Fund
JNL/American Funds® Balanced Fund	Asset Allocation Fund (Class 1 shares)
JNL/American Funds Bond Fund of America Fund	The Bond Fund of America (Class 1 shares)
JNL/American Funds Capital Income Builder Fund	Capital Income Builder (Class 1 shares)
JNL/American Funds Capital World Bond Fund	Capital World Bond Fund (Class 1 shares)
JNL/American Funds Global Growth Fund	Global Growth Fund (Class 1 shares)
JNL/American Funds Global Small Capitalization Fund	Global Small Capitalization Fund (Class 1 shares)
JNL/American Funds Growth Fund	Growth Fund (Class 1 shares)
JNL/American Funds Growth-Income Fund	Growth-Income Fund (Class 1 shares)
JNL/American Funds International Fund	International Fund (Class 1 shares)
JNL/American Funds New World Fund	New World Fund (Class 1 shares)
JNL/American Funds Washington Mutual Investors Fund	Washington Mutual Investors Fund (Class 1 shares)

Information about the AFIS Master Funds and CRMC is provided with their permission and based on information provided by CRMC or derived from the AFIS Master Funds’ SAI. The SAI for each AFIS Master Fund is delivered together with this SAI.

JNAM serves as investment adviser to each JNL/Mellon Master Fund and each JNL/Mellon Feeder Fund. Mellon Investments Corporation (“Mellon”) serves as investment Sub-Adviser to each JNL/Mellon Master Fund. Each JNL/Mellon Feeder Fund and its corresponding JNL/Mellon Master Fund is listed below:

JNL/Mellon Feeder Fund	JNL/Mellon Master Fund
JNL/Mellon Bond Index Fund	JNL Bond Index Fund
JNL/Mellon Emerging Markets Index Fund	JNL Emerging Markets Index Fund
JNL/Mellon International Index Fund	JNL International Index Fund
JNL/Mellon Small Cap Index Fund	JNL Small Cap Index Fund
JNL/Mellon S&P 400 MidCap Index Fund	JNL Mid Cap Index Fund

Information about the JNL/Mellon Master Funds is contained in this SAI.

Common Types Of Investments And Management Practices (All Funds Except Feeder Funds)

THIS SECTION III DESCRIBES COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES APPLICABLE TO ALL FUNDS EXCEPT THE AFIS MASTER FUNDS AND THE JN/AMERICAN FUNDS FEEDER FUNDS. ACCORDINGLY, ALL REFERENCES TO A “FUND” OR THE “FUNDS” IN THIS SECTION DO NOT INCLUDE THE AFIS MASTER FUNDS AND THE JNL/AMERICAN FUNDS FEEDER FUNDS. A DESCRIPTION OF NON-FUNDAMENTAL OPERATING POLICIES AND RISKS APPLICABLE TO THE JNL/AMERICAN FUNDS FEEDER FUNDS (THROUGH INVESTMENT IN THEIR RESPECTIVE MASTER FUNDS) APPEARS UNDER THE HEADING “NON-FUNDAMENTAL POLICIES AND RISKS APPLICABLE TO THE AFIS MASTER FUNDS AND JNL/AMERICAN FUNDS FEEDER FUNDS” BEGINNING ON PAGE 93 OF THIS SAI.

This section describes some of the types of securities and financial instruments a Fund may hold in its portfolio and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments. A Fund may invest in the following securities and financial instruments or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. A Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. See also the discussion of “Variable Rate Securities” below.

Alternative Entity Securities. Companies that are formed as limited partnerships (which also includes, but is not limited to, master limited partnerships and publicly traded partnerships), limited liability companies, business trusts, or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations. These companies may also issue bonds and other fixed-income type securities.

Asset-Backed Securities. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of COVID-19, and governmental responses to the effects of the pandemic may result in increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A Sub-Adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. Asset-backed securities may, at times, be illiquid securities.

Auction Rate Securities. A Fund may invest in auction rate securities, which are debt instruments (corporate or municipal bonds) with long-term nominal maturity for which the interest rate is reset through a Dutch auction. Auction rate securities also refer to a preferred stock for which the dividend is reset through the same process. In a Dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of auction rate securities. The lowest bid rate at which all the securities can be sold at par establishes the interest rate, otherwise known as the “clearing rate.” This rate is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate security holders do not have the right to put their securities back to the issuer; as a result, no bank liquidity facility is required. Auctions are typically held every 7, 28, or 35 days; interest on these securities is paid at the end of each auction period. Certain types of auction rate securities will auction daily, with a coupon being paid on the first of every month. Auction rate securities may have less liquidity than comparable debt and equity securities, and may be subject to changes in interest rates, including decreased interest rates.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Bank Capital Securities. The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier I and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stocks. Upper Tier II securities are often callable, perpetual with no maturity date and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank Loans, Term Loans, Fixed and Floating Rate Loans. A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans are typically variable-rate loans made by financial institutions to companies that are generally considered to have low credit quality. Borrowers enter into these Loans to raise capital for several reasons, including, recapitalizations, debt refinancing, or to make acquisitions. Loans are called “floating-rate” because the interest paid on the loans adjusts periodically, usually every 30-90 days, based on fluctuations in widely accepted reference rates, such as the London Interbank Offered Rate (“LIBOR”) and Secured Overnight Financing Rate (“SOFR”) plus a predetermined credit spread over the reference rate. The Loans are typically classified as senior debt, and are usually collateralized by specific assets, like the borrower's inventory, receivables or real property. Loans are usually senior to bondholders, preferred stock holders and common stock holders in the borrower's capital structure. See “LIBOR Replacement Risk” section in this SAI.

Loans are arranged through private negotiations between a borrower and one or more Lenders. The Lenders are represented by an agent(s) that is typically a commercial or investment bank (each an “Agent Bank,” and collectively, “Agent Banks”). The Agent Bank originates the Loans and invites other parties, including the Funds, to join the lending syndicate. Typically, one Agent Bank has the primary responsibility for documentation and administration of the Loan. Agent Banks are also responsible for negotiating the Loan agreement (“Agreement”), which establishes the terms and conditions of the Loan and the rights of the borrower and lenders. The Funds rely on the Agent Banks to collect payments of principal and interest on the Loans. Loan ownership interests are evidenced by the Agreements. Loans are similar to derivative instruments and private placements; there are no share certificates or notes evidencing ownership.

Delayed draw term loans. A Fund may be obligated under the terms of the relevant loan documents to advance additional funds after the initial disbursement that it makes at the time of its investment. For example, the loan may not have been “fully funded” at that time or the lenders may have ongoing commitments to make further advances up to a stated maximum. When a loan has been fully funded, however, repaid principal amounts normally may not be reborrowed. Interest accrues on the outstanding principal amount of the loan. The borrower normally may pay a fee during any commitment period.

The JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund may also invest in Loans through the T. Rowe Price Institutional Floating Rate Fund. The JNL/PPM America Floating Rate Income Fund invests primarily in Loans.

Bank Obligations. A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Certificates of deposit may also be purchased or sold through broker-dealers and may have fixed or variable rates. A bankers’ acceptance is a negotiable draft or bill of exchange, usually drawn by an importer or exporter to pay for specified merchandize in connection with international commercial transactions, which are “accepted” by a commercial bank unconditionally to pay the face value of the instrument on maturity.

A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Borrowing and Lending. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL/AQR Large Cap Defensive Style Fund, JNL/BlackRock Global Natural Resources Fund, JNL/DoubleLine® Core Fixed Income Fund, JNL/Invesco Small Cap Growth Fund, JNL/MFS Mid Cap Value Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Total Return Fund, and JNL/WMC Global Real Estate Fund, each may borrow up to 33 1/3% of their respective total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets. Notwithstanding the foregoing, the JNL Multi-Manager Alternative Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/Westchester Capital Event Driven Fund, may pledge their net assets as collateral to secure the short sales inherent in its investment strategy. Further, the JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund will not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

A Fund may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Brady Bonds. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady (“Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted to at least one year’s interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

Cash Position. JNL/WMC Government Money Market Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that the sub-adviser determines presents minim al credit risks to the Fund. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. If a Sub-Adviser believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of a Fund’s assets in defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government or instrumentalities. For temporary, defensive purposes, and where purchases and redemptions (cash-flows) require a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Bond Obligations, Collateralized Loan Obligations, and other Collateralized Debt Obligations. A Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). A Fund may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, in most cases, interest and prepaid principal are paid on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac®”), or the Federal National Mortgage Association (“FNMA” or “Fannie Mae®”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds from the Bond offerings are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to the principal amount and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bonds are then distributed. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of Bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, Pacific Investment Management Company LLC (“PIMCO”) may invest in various tranches of the bonds, including support bonds.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies primarily to finance short-term credit needs. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commodities, Commodities Futures, and Commodity-Linked Notes. Certain of the Funds may invest in physical commodities (such as precious metals), commodity futures, which are futures agreements on certain commodities or on a commodities index, as well as commodity swaps or swaps on commodity futures. Certain of the Funds may also invest in commodity-linked notes and other commodity-related derivative instruments. Like any other investment, commodities are subject to risk of loss, and the prices and values of commodities move with market and economic conditions.

Besides investment risk, investments in commodities and commodities futures are limited by their tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special U.S. federal income tax treatment applicable to regulated investment companies, a Fund must, among other things, derive at least 90% of its income from specified sources (such income, “qualifying income”). Income from certain commodity-linked investments, such as the direct purchase or sale of commodities and the purchase or sale of commodity futures, does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If the Internal Revenue Service (the “IRS”) publishes an adverse determination relating to the treatment of income and gain generated by such investments, certain Funds that invest directly or indirectly in commodity-linked derivative instruments would likely need to significantly change their investment strategies in order to qualify as a regulated investment company under the Code. If a Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any non-qualifying income, such income or gain caused the Fund’s non-qualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level. A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

A commodity-linked note requires an initial investment by the Fund and provides a return based on a formula referenced to an underlying commodity index or specific commodity. Certain Funds will typically invest in commodity-linked notes referenced to a particular commodity index. At maturity, the issuer repays the initial investment to the Fund, plus a return, if any, based on the percentage change increase or decrease (sometimes magnified by a "leverage factor”) of the referenced index or commodity during the investment's term.  Typically, the issuer is also required to repay or retire the instrument before maturity if the index or commodity declines by a certain amount. For example, a 15% decline in the referenced commodities index would trigger repayment. Although these features may moderate a Fund’s exposure to the relevant commodity index or commodity, they do not prevent the Fund from loss if the referenced commodities index or commodity underperforms. A Fund may lose money investing in commodity-linked notes.

The JNL/BlackRock Global Allocation Fund, JNL/DoubleLine® Core Fixed Income Fund, JNL/Franklin Templeton Income Fund and JNL/PIMCO Real Return Fund may invest in commodity-linked notes and other commodity derivatives. The JNL Multi-Manager Alternative Fund, JNL/Neuberger Berman Gold Plus Strategy Fund and JNL/Neuberger Berman Commodity Strategy Fund may invest in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity derivatives.

Contracts for Difference (“CFDs”). The Funds may invest in CFDs, which are a privately negotiated contract between the buyer and seller, stipulating that the seller will pay and receive from the buyer the difference between the nominal value of the underlying instrument at the opening and closing prices of the specific financial instrument. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is risk of loss associated with buying a CFD. For example, if a Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is tied to the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk as the counterparty to the CFD transaction may be unable or unwilling to make timely payments, if at all, or to honor its financial obligations under the terms of the contract. If the counterparty defaults, the value of the contract and of the Fund's shares may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertible and Exchangeable Securities. Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security, such as an Equity-Linked Note (“ELN”), than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when believed that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security may be a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase an ELN (a hybrid fixed income instrument) whose return is partially dependent upon the performance of an underlying equity (stock, basket of stocks, index, basket of indexes, or some mix of these). These instruments are generally designed for the over-the-counter (“OTC”) institutional investment market.

A holder of a synthetic convertible security, including an ELN, faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Corporate Bonds. Certain Funds may invest in corporate bonds. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Counterparty and settlement risk. A Fund will be subject to the credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) to the extent the party promises to honor an obligation to the Fund (an obligor) with respect to a transaction, such as securities loans, repurchase agreements or certain derivatives (including swaps). There can be no assurance that an obligor will be able or willing to meet its obligations. A Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, which could result in substantial losses to the Fund. For example, if a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover.

Certain derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. See also “Derivatives Regulation” section in this SAI.

As discussed above, the Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, and its contractual remedies may be delayed and/or limited in the event of a counterparty’s default or insolvency, which could result in substantial losses to the Fund. In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts ("QFCs") with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund's credit and counterparty risks.

The Fund will also be exposed to credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for each Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund. While the Sub-Adviser(s) continually assess the risk posed by the various counterparties, there can be no guarantee against default. Each counterparty presents credit and default risk.

Custodial Receipts and Trust Certificates. The Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of Fixed Income Instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. At times, custodial receipts and trust certificates may be considered illiquid securities.

Depositary Receipts. American Depositary Receipts (“ADRs”) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR on a timely basis. While readily exchangeable with stock in local markets, the depositary receipts in an unsponsored program may be less liquid than those in a sponsored program.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.

Derivative Instruments. A Fund may, but is not required to, use derivative instruments for risk management purposes and as a part of its investment strategies. A Fund may also use derivatives to generate income. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

A Fund may use derivatives in an attempt to reduce its investment exposures. A Fund may also use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. A Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. A Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and its Sub-Adviser believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). A Fund’s performance can depend substantially on the performance of the reference instrument underlying its derivatives even though it does not own the reference instrument. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, implement a tax management strategy, modify the effective duration of a Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon the respective Sub-Adviser’s ability to gauge relevant market movements.

A Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged) and therefore is subject to heightened risk of loss. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment. Federal securities laws, regulations and guidance may require the Funds to earmark assets or to otherwise hold instruments that offset a Fund’s obligations under the derivatives instrument. This process is known as “cover.” If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund's assets is used for cover, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. A Fund may also cover its exposure to a derivative instrument by owning the reference entity of that derivative instrument or taking an offsetting position in another derivative instrument.

A Fund might not employ any of the derivative strategies described in this SAI, and no assurance can be given that any strategy used will succeed. If a Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Many derivative transactions, in particular over-the-counter derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. See also “Derivatives Regulation” section in this SAI.

Diversification. Certain of the Funds are diversified companies, as such term is defined under the 1940 Act. A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by the following:

●	Cash and cash items (including receivables);
●	Government securities;
●	Securities of other investment companies; and
●	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund’s holdings exceed these percentages because of post-acquisition changes in security prices.

Equity-Linked Derivatives. Equity-linked derivatives (“Equity-Linked Derivatives”) are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange-traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDR®s”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios As Listed Securities (“OPALS”). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See “Investment Companies” in this section.

Equity-linked notes. Equity-linked notes (“ELNs”) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, a Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, a Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which a Fund invested, a Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. A Fund only invests in ELNs for which the underlying securities are permissible investments pursuant to a Fund’s investment policies and restrictions. For purposes of a Fund’s fundamental investment policy of not investing more than 25% of a Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies), a Fund applies the restriction by reference to the industry of the issuer of the underlying reference securities and not the industry of the issuer of an ELN.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on a Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. A Fund may engage in all types of ELNs, including those that: (1) provide for protection of a Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject a Fund to the risk of loss of a Fund’s principal investment.

ELNs can provide a Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. ELNs also may enable a Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated. A Fund’s successful use of ELNs will usually depend on a Sub-Adviser’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include a Fund’s entire principal investment. If a Sub-Adviser is not successful in anticipating such price movements, a Fund’s performance may be worse than if the Sub-Adviser did not use an ELN at all.

In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.

A Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange traded ELNs available, although these products may be thinly traded.

ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, a Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.

Equity Securities. The Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity Swaps. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Funds’ restrictions on borrowing or investing in senior securities.

Event-Linked Bonds. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose all or a portion of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Eurozone Investment Risks. The European Union (“EU”) is an economic and political union of member states consisting of mostly Western European countries and a growing number of Eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment rates and budget deficits, as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU member states. The sovereign debt of several of these countries has been downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other financial institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU member states will need to make economic and political decisions in order to restore economies to sustainable growth. In September 2019, the ECB announced it would be resuming its quantitative easing measures and cut its bank deposit rate to an all-time low of -0.05% in an effort to stimulate the Eurozone economy. While a number of other initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and financial institutions. Such assistance could depend on a country's implementation of reforms or attainment of a certain level of performance. Failure by one or more EU member states to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is difficult to impose a common currency across disparate countries, cultures, and social-economic political histories. Such disparate impacts could, theoretically, lead to the collapse of the EU and the euro and return member states to local country currencies.

Additionally, it is possible that EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU went into effect. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, the EU UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom's economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

Exchange-Traded Funds. Investments in investment companies may include shares of exchange-traded funds (“ETFs”), which are designed to track the performance or dividend yield of specific indexes or companies in related industries. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. See “Investment Companies” in this section.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund or its respective Subsidiary characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan of money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Foreign Currency Transactions. Certain of the Funds may invest in foreign currency-denominated securities and may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts, and related options (see “Futures” in the Common Types of Investments and Management Practices section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts with terms generally less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts may also be cash settled, and a Fund may not actually deliver or take delivery of a foreign currency. Closing forwards transactions may be executed prior to the termination date, or rolled over, with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy. Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When a Fund desires to fix the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will “lock in” the exchange rate. If a foreign currency is expected to become more expensive in U.S. dollar terms, a Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge. If the value of a particular currency is expected to decrease against the value of another currency, a Fund may sell the currency expected to decrease in value and purchase a currency which is expected to increase in value against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if a Sub-Adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase in value of the security, if any.

Proxy Hedge. A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. A Fund may invest in, or have exposure to, foreign securities. Investors should realize that investing in, or having exposure to, foreign securities involves certain special considerations that typically are not associated with investing in, or having exposure to, U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Currency Risk. The value of the Fund’s foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. Although debatable in the current U.S. macro socio-economic and political context, the economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Conversely, investments in certain countries may be more or less secure than investments in the U.S., and carry repatriation risks from taxes and regulatory impairment when bringing such investments back to the U.S. As is the case in the U.S. political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

Regulatory Risk. Foreign companies are not registered with the U.S. Securities and Exchange Commission (“SEC”) and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Income, gains and proceeds from foreign securities owned by the Funds may be reduced by a withholding tax at the source or other foreign taxes, which tax or taxes would reduce dividend income payable to the Funds’ shareholders.

Market Risk. The securities markets in many of the countries in which the Funds invest, or have exposure to, will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, because brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risk of Developing (Emerging Market) Countries. Certain of the Funds may invest in, or have exposure to, securities of developing or emerging market countries, including foreign markets. While subject to reasonable interpretation, developing countries are generally those countries which are not included in the MSCI World Index. Each Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a developing country. The Funds generally consider an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, the Funds generally consider such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined using certain factors provided by a third-party analytical service provider. The factors are applied to result in the assignment of a country determines the “country of exposure.” The factors, including but not limited to, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the factors, that are including but not limited to the following: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. The Funds have broad discretion to identify countries that they consider to qualify as emerging markets. In exercising such discretion, the Funds identify countries as emerging markets consistent with the strategic objectives of a particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. In some cases, this approach may result in a particular country being identified as an emerging market with respect to certain Funds but not others.

Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Certain investors may not be able to participate in favorable corporate action events. Investor protection regimes may be more limited in emerging markets. For example, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

Variable Interest Entities. Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

Frontier market countries risk. Frontier market countries generally have smaller economies and less-developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity is higher. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other foreign countries and any one risk could cause the price of the Fund’s shares to decline.

Governments of frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the foreign governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices, and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Also, these frontier market economies have been, and may continue, to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of the Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, and/or impose additional taxes on foreign investors. Certain investors may not be able to participate in favorable corporate action events. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. News and information about companies and corporate events may be limited or restricted.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. Government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns.

Banks in frontier market countries used to hold the Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. Government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies (including bitcoin), inflation indices, and, to the extent a Fund is permitted to invest in commodities and commodity-related derivatives, commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of certain futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of certain futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract. If the net amount is negative, it is paid by the purchaser to the seller of the futures contract. For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a Fund has entered into a contractual arrangements with a third party futures commission merchant or other counterparty to off-set the Fund's exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). The Funds may also enter into contracts that cash settle otherwise physically delivered futures contracts. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets.

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. Government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts, which includes options on foreign exchange futures, give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Certain of the Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties, in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Bitcoin Futures. The JNL/Neuberger Berman Gold Plus Strategy Fund may engage in futures contracts based on bitcoin. Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the bitcoin network, commonly referred to as the bitcoin protocol. The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. The further development of the bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. The only bitcoin futures in which the JNL/Neuberger Berman Gold Plus Strategy Fund may invest are cash-settled bitcoin futures traded on commodity exchanges registered with the CFTC. Currently, the Chicago Mercantile Exchange is the only exchange registered with the CFTC with respect to bitcoin futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. However, the futures exchanges and the futures commission merchants through which a Fund maintains its futures positions may adjust margin requirements, and the Funds may have to post additional margin to meet such requirements.

Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on futures contracts) as an anticipatory hedge against a possible increase in the price of the currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency value may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. Exchanges where bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for a Fund’s bitcoin futures) have experienced technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts

A Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. The markets for futures positions may be thinly traded from time to time. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. In addition, a Fund's futures commission merchant may limit the Fund's ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund's performance and its ability to achieve its investment objective. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded. A Fund’s investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures prices are highly volatile at times, and are influenced by many external economic, governmental and world events. The low margin deposits normally required in futures trading permits an extremely high degree of leverage, which can result in a Fund experiencing substantial gains or losses due to relatively small price movements or other factors. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position. A Fund may enter into an agreement to cash settle exchange-traded futures contracts, and exchange-cleared forward contracts. Exchanges where bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for a Fund’s bitcoin futures) have experienced technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.

In addition, if a Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Daily trading limits imposed by the exchanges and position limits established by the CFTC may adversely affect the Fund. The CFTC and U.S. commodities exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily trading limits.” Once the daily trading limit has been reached in a particular futures contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially disguising substantial losses the Fund may ultimately incur.

The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by a Sub-Adviser may be aggregated for this purpose. Although it is possible that the trading decisions of a Sub-Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Sub-Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. In addition, the CFTC recently adopted rules which materially expanded the scope of contracts subject to federal limits to include additional futures and options on futures and, effective January 1, 2023, swaps that are economically equivalent to futures that are subject to federal limits. Such regulations may adversely affect a Fund’s ability to hold positions in certain futures contracts and related options and swaps.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a Sub-Adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk.

Commodity Pool Operator Status. JNAM acts in its capacity as a registered commodity pool operator (“CPO”) with respect to the JNL Multi-Manager Alternative Fund, JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Gold Plus Strategy Fund, each of which is a commodity pool under the Commodity Exchange Act (“CEA”). Each of the Sub-Advisers to these Funds either acts in its capacity as a registered commodity trading adviser (“CTA”), relies upon an exemption from CTA registration or does not provide advice relating to trading commodity interests and, accordingly, is not required to be registered as a CTA with respect to each such Fund. A CPO or CTA acting in a registered capacity is subject to a variety of regulatory obligations. In particular, a CPO or CTA is subject to additional CFTC-mandated disclosure, reporting, and recordkeeping obligations with respect to Funds for which it acts in a registered capacity. Compliance by the CPO or CTA with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund's total return.

With respect to each Fund of the Trust, other than JNL Multi-Manager Alternative Fund, JNL/Neuberger Berman Commodity Strategy Fund, and JNL/Neuberger Berman Gold Plus Strategy Fund, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”). Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund. JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund other than JNL Multi-Manager Alternative Fund, JNL/Neuberger Berman Commodity Strategy Fund, and JNL/Neuberger Berman Gold Plus Strategy Fund, to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

JNAM has also filed for certain no-action relief with the CFTC in connection with certain of these Funds that are funds-of-funds, or Funds that invest in underlying funds that trade commodity interests. For operators of funds-of-funds, it is difficult to determine compliance with trading restrictions because it requires, in most circumstances, that they determine the extent of commodity interest trading by the underlying funds and whether or not the underlying funds will be able themselves to rely on amended CFTC Rule 4.5 going forward. This no-action relief postpones the requirement to act in a registered CPO capacity for operators of funds-of-funds until six months from the date that the CFTC Division of Swap Dealer and Intermediary Oversight issues revised guidance on the application of the de minimis trading thresholds in the context of CFTC Rule 4.5. It is possible that this guidance, when issued, may require JNAM to act in its capacity as a registered CPO with respect to certain Funds. Alternatively, JNAM may determine to revise a Fund’s investment strategy to reduce trading commodity interest trading levels.

High-Yield Bonds and Securities of Distressed Companies. Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, and Fitch Ratings, Inc. (“Fitch”). Investment in lower rated corporate debt securities (“high-yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High-yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuer of high-yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high-yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High-yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high-yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The respective Sub-Advisers seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high-yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high-yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield and distressed company securities, especially in a thinly traded market. When secondary markets for high-yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The respective Sub-Advisers seek to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high-yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Each of the Sub-Advisers does not rely solely on credit ratings when selecting debt securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if the Sub-Adviser deems it in the best interest of shareholders.

The JNL/DoubleLine® Core Fixed Income Fund may invest up to 5% of its net assets in defaulted corporate securities at time of purchase. The JNL/DoubleLine® Core Fixed Income Fund might do so, for example, where the Sub-Adviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The percentage of assets of the JNL/DoubleLine® Core Fixed Income Fund may exceed 5% due to the unexpected default of high yield and other securities held by the Fund.

Hybrid Instruments. A Fund may purchase hybrid instruments, which are potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of the underlying currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Illiquid Securities. A Fund may hold illiquid investments. An illiquid investment is defined as any investment a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has designated the Liquidity Risk Management Committee (“LRMC”) as the administrator of the Funds’ liquidity risk management program. The LRMC has delegated day-to-day responsibility for classifying the Funds’ investments to the JNAM Risk Department, which will coordinate with Sub-Advisers, where applicable, and third-party service providers to classify each Fund’s investments. The Funds’ liquidity risk management program has established procedures for determining the liquidity category—highly liquid, moderately liquid, less liquid and illiquid—for each Fund’s investments. Illiquid investments may include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with the Funds’ liquidity risk management program. It should be noted that not all “restricted securities” are classified as illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

Certain of the Funds may invest up to 15% (5% of total assets for money market funds, under amendments to Rule 2a-7 under the 1940 Act) of its net assets in illiquid securities that are assets. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as treasury inflation-protected securities or “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Investments in IPOs may have a disparate impact on a small fund. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Installment Receipts. A Fund may invest in installment receipts, which are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment. The buyer usually pays a deposit upon settlement, normally one-half the issue price of the shares, with the balance to be paid in one year.

Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Funds, as well as the portfolios of JNL Investors Series Trust (in this section, the “Funds”) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. Money market funds may only lend in accordance with the requirements of the exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investing Through the Bond Connect Program. A Fund may invest in bonds traded on the China Interbank Bond Market CIBM through the China – Hong Kong Bond Connect program (“Bond Connect”) that are regulated by both Hong Kong and China. These bonds involve a high degree of risk and special considerations not typically associated with investing in other more established markets. A Fund will not be able to buy or sell securities through Bond Connect when either the Chinese or Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. In addition, a Fund and/or securities offered through Bond Connect may lose their eligibility for trading through the program at any time, which includes by actions taken by regulators in Hong Kong or China.  This could adversely affect a Fund’s net asset value and its ability to trade through Bond Connect, particularly during periods of heightened volatility or market disruptions.

The operational aspects, including the trading and settlement of bonds, of Bond Connect may change over time. It currently operates under a recordkeeping system that presents a number of risks including settlement delays, custody issues, defaults by counterparties and a limited ability to enforce rights. It may be more difficult, or impossible, to obtain and/or enforce a judgment. The regulatory and legal framework of Bond Connect is less extensive and still developing. Trading through Bond Connect may subject the Fund to various taxes, some of which are currently uncertain.

Investing Through CIBM Direct. To the extent permissible by the relevant PRC regulations or authorities, a Fund may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement 2016 No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by the Sub-Adviser of a Fund to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund in relation to investments in CIBM. PBOC will exercise on-going supervision over the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the applicable Sub-Adviser in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further changes, which may adversely affect the Fund’s capability to invest in the CIBM.

Investing through the Connect Program. The Connect Program is subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The relevant China A-shares market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the relevant stock exchanges in mainland China and The Stock Exchange of Hong Kong Limited or other regulatory authorities of other stock exchanges in the future as permitted, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the relevant exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the relevant exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the relevant China stock exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A Shares during times when the Connect Program is not trading. The Connect Program is a relatively new program. Further developments are likely and there can be no assurance as to the programs' continued existence or whether future developments regarding the programs may restrict or adversely affect a Fund's investments or returns.

Additional risks associated with investing in China. Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China-based companies that incorporate in the PRC can issue different classes of shares depending on where they are listed and which investors are allowed to own them. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities.

Investment Companies. A Fund may invest in other investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, which are money market funds managed by affiliates of the Adviser. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position” section in this SAI).

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. In addition, under Rule 12d1-4, if shares of a fund are purchased by another fund beyond the limits of Section 12 of the 1940 Act, and the fund purchases shares of another investment company, the fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the fund’s assets would be invested in other funds.

The JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund may also invest in shares of the T. Rowe Price Institutional Floating Rate Fund (“TRP Floating Rate Fund”), consistent with each such Fund’s investment objective and policies. The TRP Floating Rate Fund is a series of TRP Institutional Income Funds, Inc., registered as an investment company under the 1940 Act. The investment objective of the TRP Floating Rate Fund is to achieve high current income and secondarily, capital appreciation. The TRP Floating Rate Fund normally invests at least 80% of its net assets in floating rate loans and other floating rate debt instruments. In order to prevent paying duplicate management fees to T. Rowe Price Associates, Inc., the value of shares of the TRP Floating Rate Fund held in each Fund’s portfolio will be excluded from the Fund’s total assets in calculating the sub-advisory fees payable to T. Rowe Price.

Investments in Private Companies. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. Securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Generally, these investments are considered to be illiquid until a company’s public offering. As such, no Fund may invest in any equity or equity-related securities issued by a private company, unless approved by JNAM. For a Fund that invested in equity or equity-related securities issued by a private company before December 9, 2015, the Fund’s Sub-Adviser is allowed to continue to hold or sell that security, and in limited circumstances, subject to certain funding commitments, may acquire additional issuances of existing private equity securities. Private equity investments are subject to its sub-advisory agreement, the policies and procedures for the Fund, and the oversight of JNAM.

Investment in Wholly Owned Subsidiary. The JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (“Subsidiary”), which is expected to invest primarily in commodity swaps, futures and option contracts, as well as fixed-income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) may be considered to be investing indirectly in these investments through its Subsidiary.

The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of the 1940 Act. The JNL Multi-Manager Alternative Fund (Boston Partners sleeve only), as the sole shareholder of its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only), wholly owns and controls its Subsidiary, and because the Sub-Adviser(s) to the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only), also serves as Sub-Adviser to the Subsidiary, it is unlikely that a Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Trustees have oversight responsibility for the investment activities of the Fund, including its investments in a Subsidiary. Also, in managing its Subsidiary’s portfolio, to the extent applicable to the investment activities of the Subsidiary, the Fund’s Sub-Adviser will apply the same investment restrictions and operational guidelines that apply to the management of the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in precious metals and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. Unlike the Fund, the Subsidiary will not qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code.

Changes in the laws or regulations of the United States and/or the Cayman Islands (including any changes to applicable tax laws and regulations), under which the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) and its Subsidiary, are organized, could result in the inability of the Fund or its Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) shareholders would likely suffer decreased investment returns.

The investment advisory and sub-advisory agreements for the Subsidiary of the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) comply with Section 15 of the 1940 Act. The Subsidiary will also comply with Section 17 of the 1940 Act.

LIBOR Replacement Risk. The Funds’ payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Funds. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Funds. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Listed Private Equity Companies. In addition to the risks associated with the Fund’s direct investments in listed private equity companies (“LPEs”), the Fund is also subject to the risks of the underlying companies owned by the LPEs. As a result, LPEs are subject to various additional risks, depending on the underlying investments and such risks, could include, but are not limited to, management risk, small company risk, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk, managed portfolio risk, and derivatives risk.

There are inherent risks in investing in LPEs, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to the underlying companies. Most of the underlying companies are privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision when investing in LPEs.

LPEs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Investments in LPEs may also cause the Fund(s) to indirectly incur higher expenses. In certain instances, an LPE will be considered an investment company. In such instances, the applicable expenses of the LPE are considered as part of the acquired fund fee disclosure in the expense table.

Money Market Fund Investments. The JNL/WMC Government Money Market Fund will comply with Rule 2a-7 (“Rule”) under the 1940 Act, as amended from time to time, including the diversification, quality, and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

Pursuant to the Rule, the Board has established procedures that attempt to maintain the NAV at $1.00 per share. The procedures include monitoring the relationship between amortized cost value per share and value per share based upon available indications of market value for the Funds’ portfolio securities. The Board will decide what, if any, steps should be taken if there is a difference of more than .05 of 1% (or $.005) between the two values. In the event the Board determines that a deviation exists, which may result in material dilution or unfair results to investors or existing shareholders, the Board may take such corrective action as they regard as necessary and appropriate.

It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their “amortized cost” in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, a weighted average life of 120 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the Sub-Adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security: (i) with a remaining maturity of 397 calendar days or less that the Sub-Adviser determines presents minimal credit risks to a Fund, which determination must include an analysis of the capacity of the security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of specific factors pursuant to procedures, with respect to the security’s issuer or guarantor; (ii) that is issued by a registered investment company that is a money market fund; and (iii) that is a government security.

Under the Rule, the Fund may not invest more than 5% of its assets in the securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities.

The Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%) of its total assets invested in daily liquid assets. Daily liquid assets are defined as cash (including demand deposits), direct obligations of the U.S. Government, and securities (including repurchase agreements) for which the Fund has a legal right to receive cash in one business day. The Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets. Weekly liquid assets are defined as daily liquid assets (except the Fund has the right to receive the cash within five business days) and agency discount notes with remaining maturities of 60 days or less.

Mortgage Dollar Rolls and U.S. Treasury Rolls. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Transactions in mortgage dollar rolls may result in the purchase and sale of the Funds’ portfolio securities, which may increase trading costs and portfolio turnover.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Mortgage-Related Securities. A Fund may invest in mortgage-related securities, including to-be-announced securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others. Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgages underlying the mortgage-related securities may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Mortgage-related securities are often sold by “tranche,” such that the Funds may purchase a slice or piece of a mortgage pool (e.g. all 2-year variable rate sub-prime mortgages with a fixed-rate 30-year reset). The mortgages underlying the securities may also reflect credit quality differences (e.g., sub-prime mortgages). Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-related security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return. When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments. The value of these securities may fluctuate because of changes in the market’s perception of the creditworthiness of the issuer. The value of the mortgage-related securities may decline where there are defaults on the underlying mortgages. Investments in certain tranches can be speculative and entail a fair amount of risk. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Bonds. A Fund may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds carry the credit risk of the issuer, as well as tax and regulatory risk associated with changes in local, state, and federal regulations and tax code requirements. There can be no guarantee that municipal bonds will retain their tax advantaged status. There can be no guarantee that state, municipalities, and other political subdivisions will be able to meet their respective interest and principal payments (e.g., Detroit, Michigan), and a Fund could suffer a loss of principal and interest when investing in municipal bonds.

The Funds may also invest in “Build America Bonds.” Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Recovery Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Build America Bonds are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including the JNL/DoubleLine® Core Fixed Income Fund, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt Municipal Bonds. The Build America Bond program expired on December 31, 2010, at which point no further issuance was permitted, unless the program is renewed by Congress at a future date. As of December 31, 2017, there is no indication that Congress will renew the program. Beginning March 1, 2013, Build America Bonds subsidy payments have been reduced as part of a government-wide sequestration of many program expenditures. The reduction of the Build America Bonds subsidy payments is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. As of this date, there is no indication that Congress will renew the program and tax legislation enacted on December 22, 2017 repealed the authority to issue direct-pay bonds similar to Build America Bonds.

New Fund Risks. Although the JNL/Mellon Feeder Funds have been in existence and thus have an operating history, prior to April 26, 2021 they operated as funds for direct investment rather than feeder funds.

The JNL/Mellon Master Funds are newly organized and commenced investment operations on April 26, 2021, although they have the same investment objective, strategies and risks as their corresponding JNL/Mellon Feeder Funds. There can be no assurance that each JNL/Mellon Master Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate or otherwise alter a JNL/Mellon Master Fund. While shareholder interests will be the paramount consideration, the timing of any action may not be favorable to certain individual shareholders.

Some of the investment strategies and policies described in this SAI and in the JNL/Mellon Master Funds’ prospectus set forth percentage limitations on a JNL/Mellon Master Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the JNL/Mellon Master Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the JNL/Mellon Master Funds' investment strategies and policies.

Participations and Assignments. The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such loans in the form of participations in loans and participation notes (together, “Participations”) and assignments of all or a portion of loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Sub-Adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds may treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid, as determined in accordance with the Funds’ liquidity risk management program, and may be reviewed for liquidity by the Funds’ “Valuation Committee” as well as the Sub-Advisers.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, the Fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments. A Fund may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the US Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the US Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Participatory Notes. A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries, like Saudi Arabia where direct ownership by a foreign investor or a Fund, is not allowed by local law, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. Disregarding the effect of fees and expenses, a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment, where ownership by foreign investors is permitted, by reducing registration and transaction costs in acquiring and selling local registered shares. The Fund’s investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Participatory notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument, a Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The participatory notes represent unsecured, unsubordinated contractual rights of the issuer of the participatory notes. The participatory notes do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. This is also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to a Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Passive Foreign Investment Companies. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation where at least 75% of its gross income is passive or at least 50% of its assets on average produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust’s annual operating expenses, shareholders will also indirectly bear similar expenses of such passive foreign investment companies.

Payment-In-Kind Securities. Payment-in-kind (“PIK”) securities may be treated as restricted securities, and may be considered private placements. Subject to its investment policies and restrictions, a Fund may invest in PIK securities.  PIK securities contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities.  These instruments may be valued at a deep discount from the face amount.  Interest received in the form of additional securities is recorded as interest income.  Current U.S. federal income tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash, including when it is not advantageous to do so, to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable.  Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.   Investments in PIK securities may be illiquid or restricted, making it difficult for a Fund to dispose of them or to determine their current value.

Restricted securities that have not been registered are generally referred to as private placements and are purchased directly from the issuer or in the secondary market and are usually not listed on an exchange nor traded in other established markets.  Generally, such securities are restricted as to disposition and are sold to institutional investors.  Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly traded securities.  As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when a Sub-Adviser believes it advisable to do so.  To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded.  As a result, a Fund may be less able to predict a loss.  In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities.  A Fund may also take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders interests in connection with corporate actions by the privately held company.

Portfolio Turnover. Portfolio turnover is the buying and selling of securities held by a Fund. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities to a Fund. Thus, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Changes in portfolio turnover rates were generally the result of active trading strategies employed by such Funds’ portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/DFA International Core Equity Fund was 14%. For the period ended December 31, 2021, the portfolio turnover rate was 125%. The higher portfolio turnover rate in 2021 versus 2020 is a result of an internal strategy change.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/DoubleLine® Total Return Fund was 50%. For the period ended December 31, 2021, the portfolio turnover rate was 103%. The higher portfolio turnover rate in 2021 versus 2020 is a result of increased trading activity during the period.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/Goldman Sachs 4 Fund was 0%. For the period ended December 31, 2021, the portfolio turnover rate was 88%. The higher portfolio turnover rate in 2021 versus 2020 is a result of the Fund’s change of strategy.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/Heitman U.S. Focused Real Estate Fund was 256%. For the period ended December 31, 2021, the portfolio turnover rate was 136%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/JPMorgan U.S. Value Fund was 79%. For the period ended December 31, 2021, the portfolio turnover rate was 21%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/Neuberger Berman Commodity Strategy Fund was 106%. For the period ended December 31, 2021, the portfolio turnover rate was 36%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/PIMCO Income Fund was 524%. For the period ended December 31, 2021, the portfolio turnover rate was 464%. The lower portfolio turnover rate in 2021 versus 2020 is a result of increased trading activity during the period.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/PIMCO Investment Grade Credit Bond Fund was 167%. For the period ended December 31, 2021, the portfolio turnover rate was 105%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/PIMCO Real Return Fund was 179%. For the period ended December 31, 2021, the portfolio turnover rate was 49%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/PPM America Floating Rate Income Fund was 27%. For the period ended December 31, 2021, the portfolio turnover rate was 106%. The higher portfolio turnover rate in 2021 versus 2020 is a result of internal strategy and portfolio manager changes.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/T. Rowe Price U.S. High Yield Fund was 211%. For the period ended December 31, 2021, the portfolio turnover rate was 95%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

For the period ended December 31, 2020, the portfolio turnover rate for the JNL/Westchester Capital Event Driven Fund was 426%. For the period ended December 31, 2021, the portfolio turnover rate was 315%. The lower portfolio turnover rate in 2021 versus 2020 is a result of more normalized market conditions after unprecedented market volatility in 2020.

Precious Metal-Related Securities. Certain Funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals). Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

Certain Funds may also invest in exchange-traded funds, debt securities, preferred stocks or convertible securities, where the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.” While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market, or even at relatively nominal rates. For example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because a Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Preferred Stocks. Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Generally, a company’s preferred stock pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Placements. A Fund may invest in “Private Placements” or “restricted securities,” which are securities exempt from registration under the 1933 Act, and state securities laws. Private Placements are typically offered to institutional investors, such as the Funds, and are used by the companies offering such securities to raise capital. Private Placements may be debt or equity securities. There is generally no secondary market for Private Placement securities, and as such, Private Placements are generally treated as illiquid securities and subject to limitations on investments in illiquid securities (see “Illiquid Securities” and “Rule 144A Securities and Section 4(a)(2) Paper” herein). Many companies issuing Private Placements are unseasoned companies and Private Placements involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited financial resources. There is no guarantee that securities issued through Private Placements will retain their value, and a Fund could lose money investing in such securities. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities acquired in Private Placements at a time when such sale would be desirable. Restricted securities that are traded on foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, the buyer will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

Real estate investment trusts (“REITs”) and foreign real estate companies. Certain Funds may invest in REITs, including equity, mortgage and hybrid REITs, and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.

Repurchase Agreements and Reverse Repurchase Agreements. A Fund may invest in repurchase or reverse repurchase agreements for the purposes of maintaining liquidity and achieving income. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally by a bank or broker-dealer, to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may also be used as a form of a “short sale,” because the Fund is effectively selling the security with an agreement to repurchase the security at a later date (see “Short Sales” for additional information). When entering into a reverse repurchase agreement, the Fund may seek to profit on the difference between the initial security sale price and the repurchase price of that security. Typically, a reverse repurchase agreement requires the Fund to cover or segregate assets in an amount equal to the repurchase price. See “Counterparty and settlement risk” section in this SAI.

Rule 144A Securities and Section 4(a)(2) Paper. Rule 144A securities and Section 4(a)(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Section 4(a)(2) of the 1933 Act and Rule 144A thereunder, and state securities laws. Rule 144A and Section 4(a)(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-Advisers, in accordance with the Funds’ liquidity risk management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) are illiquid. The Sub-Advisers will also monitor the liquidity of Rule 144A and Section 4(a)(2) securities and, if as a result of changes in market, trading and investment-specific considerations, the Sub-Advisers determine that a Rule 144A or Section 4(a)(2) security is no longer liquid, the Sub-Advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with the restriction on investment in illiquid securities. Investing in Rule 144A or Section 4(a)(2) securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending. The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained its custodian, JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company, as applicable, to serve as the securities lending agent. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Board of Trustees will periodically review information on the Funds’ securities lending program.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, and irrevocable letters of credit that meet certain guidelines.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Board of Trustees. Except as described below, cash collateral is invested in the JNL Securities Lending Collateral Fund (the “Collateral Fund”), a series of the JNL Investors Series Trust. The Collateral Fund complies with the requirements applicable to a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, including the diversification, quality, and maturity limitations imposed by the Rule.

As an alternative to the Collateral Fund, certain Funds (each an “Equity Repo Fund”) may reinvest cash collateral in equity repurchase agreements. Reinvestments in equity repurchase agreements will not exceed 10% of an Equity Repo Fund’s net assets, shall be collateralized by equity securities equal to not less than 110% of the cash collateral reinvested in such transaction, and shall be marked-to-market daily. The cash collateral investments are not guaranteed, and may lose money. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion after the split. The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Funds’ Board will periodically review the “split” between the lending agent and the Funds. For the fiscal year ended December 31, 2021, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of each Fund, and JPMorgan Bank were as follows (“JPMorgan Securities Lending Agreement”):

JNL Multi-Manager Small Cap Growth Fund
Gross income from securities lending activities	315,321
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	210,977
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	25,044
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(1,681,155)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(1,445,134)
Net income from securities lending activities	1,760,455

JNL Multi-Manager Small Cap Value Fund
Gross income from securities lending activities	23,275
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	10,749
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	4,554
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(62,555)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(47,252)
Net income from securities lending activities	70,527

JNL iShares Tactical Moderate Fund
Gross income from securities lending activities	42,065
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	52,819
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	9,091
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(455,843)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(393,933)
Net income from securities lending activities	435,998

JNL iShares Tactical Moderate Growth Fund
Gross income from securities lending activities	48,722
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	57,938
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	13,063
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(485,738)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(414,737)
Net income from securities lending activities	463,459

JNL iShares Tactical Growth Fund
Gross income from securities lending activities	50,343
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	81,254
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	14,125
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(712,159)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(616,780)
Net income from securities lending activities	667,123

JNL/AQR Large Cap Defensive Style Fund
Gross income from securities lending activities	91
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	21
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	72
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(133)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(40)
Net income from securities lending activities	131

JNL/BlackRock Global Allocation Fund
Gross income from securities lending activities	212,922
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	133,244
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	32,441
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(996,452)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(830,767)
Net income from securities lending activities	1,043,689

JNL/BlackRock Global Natural Resources Fund
Gross income from securities lending activities	40,970
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	27,028
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	5,603
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(199,239)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(166,608)
Net income from securities lending activities	207,578

JNL/BlackRock Large Cap Select Growth Fund
Gross income from securities lending activities	53,979
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	33,765
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	2,447
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(256,779)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(220,567)
Net income from securities lending activities	274,546

JNL/First Sentier Global Infrastructure Fund
Gross income from securities lending activities	44,793
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	24,288
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,018
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(190,449)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(163,143)
Net income from securities lending activities	207,936

JNL/Franklin Templeton Income Fund
Gross income from securities lending activities	44,947
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	15,588
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	8,006
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(84,622)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(61,028)
Net income from securities lending activities	105,975

JNL/Goldman Sachs 4 Fund
Gross income from securities lending activities	18,629
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	20,460
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	6,462
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(139,097)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(112,175)
Net income from securities lending activities	130,804

JNL/Heitman U.S. Focused Real Estate Fund
Gross income from securities lending activities	17,172
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2,608
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	49
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(278)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	2,379
Net income from securities lending activities	14,793

JNL/Mellon Emerging Markets Index Fund
Gross income from securities lending activities	21,587
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	7,695
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,488
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(47,828)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(38,645)
Net income from securities lending activities	60,232

JNL/Mellon S&P 500 Index Fund
Gross income from securities lending activities	2,666,572
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	357,448
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	53,919
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	113,658
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	525,025
Net income from securities lending activities	2,141,547

JNL/Mellon S&P 400 MidCap Index Fund
Gross income from securities lending activities	24,722
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	6,396
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	223
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(32,178)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(25,559)
Net income from securities lending activities	50,281

JNL/Mellon Small Cap Index Fund
Gross income from securities lending activities	85,245
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	37,569
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	6,160
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(262,457)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(218,728)
Net income from securities lending activities	303,973

JNL/Mellon International Index Fund
Gross income from securities lending activities	24,919
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	9,159
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,126
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(54,395)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(42,110)
Net income from securities lending activities	67,029

JNL/Mellon Bond Index Fund
Gross income from securities lending activities	3,402
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	750
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	454
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(2,845)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(1,641)
Net income from securities lending activities	5,043

JNL/Mellon U.S. Stock Market Index Fund
Gross income from securities lending activities	42,272
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	19,023
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,964
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(126,141)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(103,154)
Net income from securities lending activities	145,426

JNL/Mellon Communication Services Sector Fund
Gross income from securities lending activities	3,223
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2,204
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	598
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(16,023)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(13,221)
Net income from securities lending activities	16,444

JNL/Mellon Consumer Discretionary Sector Fund
Gross income from securities lending activities	44,949
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	23,568
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,930
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(164,563)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(137,065)
Net income from securities lending activities	182,014

JNL/Mellon Consumer Staples Sector Fund
Gross income from securities lending activities	922
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	739
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	161
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(5,632)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(4,732)
Net income from securities lending activities	5,654

JNL/Mellon Energy Sector Fund
Gross income from securities lending activities	7,049
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	1,566
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	398
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(3,811)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(1,847)
Net income from securities lending activities	8,896

JNL/Mellon Financial Sector Fund
Gross income from securities lending activities	14,161
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	12,429
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,036
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(102,433)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(88,968)
Net income from securities lending activities	103,129

JNL/Mellon Healthcare Sector Fund
Gross income from securities lending activities	60,926
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	30,618
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	4,405
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(217,168)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(182,145)
Net income from securities lending activities	243,071

JNL/Mellon Industrials Sector Fund
Gross income from securities lending activities	2,167
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	698
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	114
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(4,185)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(3,373)
Net income from securities lending activities	5,540

JNL/Mellon Information Technology Sector Fund
Gross income from securities lending activities	40,743
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	22,843
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	4,823
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(165,866)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(138,200)
Net income from securities lending activities	178,943

JNL/Mellon Materials Sector Fund
Gross income from securities lending activities	2,804
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	6,081
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	329
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(56,541)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(50,131)
Net income from securities lending activities	52,935

JNL/Mellon Real Estate Sector Fund
Gross income from securities lending activities	3,245
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	935
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	332
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(4,029)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(2,762)
Net income from securities lending activities	6,007

JNL S&P 500 Index Fund
Gross income from securities lending activities	177
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	516
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	25
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(4,844)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(4,303)
Net income from securities lending activities	4,480

JNL/Mellon Utilities Sector Fund
Gross income from securities lending activities	412
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	129
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	82
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(721)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(510)
Net income from securities lending activities	922

JNL/Morningstar U.S. Sustainability Index Fund
Gross income from securities lending activities	479
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	694
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	123
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(6,279)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(5,462)
Net income from securities lending activities	5,941

JNL/Morningstar Wide Moat Index Fund
Gross income from securities lending activities	10
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	8
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	2
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(44)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(34)
Net income from securities lending activities	44

JNL/Newton Equity Income Fund
Gross income from securities lending activities	4,681
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	1,599
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	954
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(6,946)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(4,393)
Net income from securities lending activities	9,074

JNL/PIMCO Income Fund
Gross income from securities lending activities	3,619
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2,717
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	2,025
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(18,608)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(13,866)
Net income from securities lending activities	17,485

JNL/PIMCO Investment Grade Credit Bond Fund
Gross income from securities lending activities	2,917
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2,587
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,806
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(18,253)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(13,860)
Net income from securities lending activities	16,777

JNL/PIMCO Real Return Fund
Gross income from securities lending activities	83
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	247
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	5
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(2,316)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(2,064)
Net income from securities lending activities	2,147

JNL/Vanguard Moderate ETF Allocation Fund
Gross income from securities lending activities	122,405
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	41,761
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	26,626
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(192,848)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(124,461)
Net income from securities lending activities	246,866

JNL/Vanguard Moderate Growth ETF Allocation Fund
Gross income from securities lending activities	118,728
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	64,487
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	45,006
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(373,052)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(263,559)
Net income from securities lending activities	382,287

JNL/Vanguard Growth ETF Allocation Fund
Gross income from securities lending activities	211,713
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	127,486
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	101,206
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(747,469)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(518,777)
Net income from securities lending activities	730,490

JNL/WCM Focused International Equity Fund
Gross income from securities lending activities	34,170
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	10,069
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	4,569
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(37,533)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(22,895)
Net income from securities lending activities	57,065

JNL/WMC Balanced Fund
Gross income from securities lending activities	171,246
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	45,900
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	16,856
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(176,267)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(113,511)
Net income from securities lending activities	284,757

JNL/WMC Equity Income Fund
Gross income from securities lending activities	3,160
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	1,085
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	547
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(5,004)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(3,372)
Net income from securities lending activities	6,532

JNL/WMC Global Real Estate Fund
Gross income from securities lending activities	15,338
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	3,945
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,232
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(17,195)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(12,018)
Net income from securities lending activities	27,356

JNL/WMC Value Fund
Gross income from securities lending activities	39,582
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	32,287
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	6,892
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(263,057)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(223,878)
Net income from securities lending activities	263,460

For the fiscal year ended December 31, 2021, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of each Fund, and State Street Bank were as follows (“State Street Securities Lending Agreement”):

JNL Multi-Manager Alternative Fund
Gross income from securities lending activities	118,261
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	12,299
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	70
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	1
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	12,370
Net income from securities lending activities	105,891

JNL Multi-Manager Emerging Markets Equity Fund
Gross income from securities lending activities	213,999
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	27,497
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,369
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	52
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	30,918
Net income from securities lending activities	183,081

JNL Multi-Manager International Small Cap Fund
Gross income from securities lending activities	700,634
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	78,114
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,400
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	65
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	79,579
Net income from securities lending activities	621,055

JNL Multi-Manager Mid Cap Fund
Gross income from securities lending activities	99,184
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	12,593
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,989
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	16,582
Net income from securities lending activities	82,602

JNL/Baillie Gifford International Growth Fund
Gross income from securities lending activities	11,054
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	1,367
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	84
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	1,451
Net income from securities lending activities	9,603

JNL/Causeway International Value Select Fund
Gross income from securities lending activities	158,694
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	20,437
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	5,215
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	1,295
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	26,947
Net income from securities lending activities	131,747

JNL/ClearBridge Large Cap Growth Fund
Gross income from securities lending activities	274,420
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	40,425
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,642
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	42,067
Net income from securities lending activities	232,353

JNL/DFA International Core Equity Fund
Gross income from securities lending activities	39,416
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	4,949
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	645
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	14
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	5,608
Net income from securities lending activities	33,808

JNL/DFA U.S. Core Equity Fund
Gross income from securities lending activities	34,072
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	4,491
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	762
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	5,253
Net income from securities lending activities	28,819

JNL/DFA U.S. Small Cap Fund
Gross income from securities lending activities	30,581
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	3,744
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	944
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	4,688
Net income from securities lending activities	25,893

JNL/DoubleLine® Core Fixed Income Fund
Gross income from securities lending activities	154,873
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	17,767
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	10,918
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	28,685
Net income from securities lending activities	126,188

JNL/DoubleLine® Emerging Markets Fixed Income Fund
Gross income from securities lending activities	113,908
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	12,492
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	6,943
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	19,435
Net income from securities lending activities	94,473

JNL/DoubleLine® Total Return Fund
Gross income from securities lending activities	4,554
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	471
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	652
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	1,123
Net income from securities lending activities	3,431

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Gross income from securities lending activities	63,361
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	7,987
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,066
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	11,053
Net income from securities lending activities	52,308

JNL/GQG Emerging Markets Equity Fund
Gross income from securities lending activities	5,037
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	595
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	25
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	620
Net income from securities lending activities	4,417

JNL/Harris Oakmark Global Equity Fund
Gross income from securities lending activities	34,195
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	4,413
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,769
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	204
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	6,386
Net income from securities lending activities	27,809

JNL/Invesco Diversified Dividend Fund
Gross income from securities lending activities	239,265
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	35,550
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	737
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	25
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	36,312
Net income from securities lending activities	202,953

JNL/Invesco Global Growth Fund
Gross income from securities lending activities	75,669
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	9,366
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,024
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	14
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	10,404
Net income from securities lending activities	65,265

JNL/Invesco Small Cap Growth Fund
Gross income from securities lending activities	4,459,381
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	451,856
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	7,861
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	459,717
Net income from securities lending activities	3,999,664

JNL/JPMorgan Global Allocation Fund
Gross income from securities lending activities	223,027
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	26,923
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	4,672
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	44
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	31,639
Net income from securities lending activities	191,388

JNL/JPMorgan MidCap Growth Fund
Gross income from securities lending activities	444,446
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	64,513
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,421
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	67,934
Net income from securities lending activities	376,512

JNL/JPMorgan U.S. Government & Quality Bond Fund
Gross income from securities lending activities	15,969
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	1,985
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,740
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	3,725
Net income from securities lending activities	12,244

JNL/Lazard International Strategic Equity Fund
Gross income from securities lending activities	424,608
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	43,719
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,471
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	156
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	45,346
Net income from securities lending activities	379,262

JNL/Loomis Sayles Global Growth Fund
Gross income from securities lending activities	10
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	1
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	1
Net income from securities lending activities	9

JNL/Lord Abbett Short Duration Income Fund
Gross income from securities lending activities	36,165
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	3,795
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,161
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	4,956
Net income from securities lending activities	31,209

JNL/Mellon World Index Fund
Gross income from securities lending activities	54,956
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	6,525
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	520
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	23
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	7,068
Net income from securities lending activities	47,888

JNL/Mellon Nasdaq® 100 Index Fund
Gross income from securities lending activities	44,627
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	4,739
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,914
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	8,653
Net income from securities lending activities	35,974

JNL/MFS Mid Cap Value Fund
Gross income from securities lending activities	393,143
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	56,887
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,892
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	60,779
Net income from securities lending activities	332,364

JNL/Morningstar U.S. Sustainability Index Fund
Gross income from securities lending activities	479
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	694
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	123
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(6,279)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(5,462)
Net income from securities lending activities	5,941

JNL/Neuberger Berman Strategic Income Fund
Gross income from securities lending activities	57,970
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	6,659
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,279
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	9,938
Net income from securities lending activities	48,032

JNL/PPM America High Yield Bond Fund
Gross income from securities lending activities	259,223
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	29,119
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	14,035
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	43,154
Net income from securities lending activities	216,069

JNL/PPM America Total Return Fund
Gross income from securities lending activities	29,054
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	3,001
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	4,185
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	7,186
Net income from securities lending activities	21,868

JNL/RAFI® Fundamental U.S. Small Cap Fund
Gross income from securities lending activities	62,366
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	8,399
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,442
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	9,841
Net income from securities lending activities	52,525

JNL/RAFI® Multi-Factor U.S. Equity Fund
Gross income from securities lending activities	74,458
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	9,465
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	2,663
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	12,128
Net income from securities lending activities	62,330

JNL/T. Rowe Price Balanced Fund
Gross income from securities lending activities	66,121
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	8,221
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,563
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	32
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	9,816
Net income from securities lending activities	56,305

JNL/T. Rowe Price Capital Appreciation Fund
Gross income from securities lending activities	196,892
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	21,545
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	6,822
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	28,367
Net income from securities lending activities	168,525

JNL/T. Rowe Price Established Growth Fund
Gross income from securities lending activities	630,918
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	71,104
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	5,379
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	6
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	76,489
Net income from securities lending activities	554,429

JNL/T. Rowe Price Mid-Cap Growth Fund
Gross income from securities lending activities	2,192,063
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	311,238
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	7,539
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	318,777
Net income from securities lending activities	1,873,286

JNL/T. Rowe Price Short-Term Bond Fund
Gross income from securities lending activities	23,707
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2,428
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	2,440
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	4,868
Net income from securities lending activities	18,839

JNL/T. Rowe Price U.S. High Yield Fund
Gross income from securities lending activities	371,098
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	43,024
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	13,737
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	56,761
Net income from securities lending activities	314,337

JNL/T. Rowe Price Value Fund
Gross income from securities lending activities	103,088
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	13,608
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	3,744
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	17,352
Net income from securities lending activities	85,736

JNL/Western Asset Global Multi-Sector Bond Fund
Gross income from securities lending activities	447
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	2,490
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	350
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	(24,728)
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	(21,888)
Net income from securities lending activities	22,335

JNL/William Blair International Leaders Fund
Gross income from securities lending activities	61,385
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	8,238
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	1,686
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	278
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	10,202
Net income from securities lending activities	51,183

For the fiscal year ended December 31, 2021, JPMorgan Bank, acting as agent for certain Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the JPMorgan Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund as necessary or requested by the Funds; and (xiii) preparation of and modification to ancillary lending documents.

For the fiscal year ended December 31, 2021, State Street, acting as agent for certain Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund as necessary or requested by the Funds; and (xiii) preparation of and modification to ancillary lending documents.

Short Sales. Certain of the Funds may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of a Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale of a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales of securities, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with the procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) reporting requirements for and/or bans on short sales of certain securities, including short positions on such securities acquired through swaps. Bans on short selling and such short positions may limit a Fund's ability to execute certain of its investment strategies.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Sub-Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Short-Term Corporate Debt Securities. A Fund may invest in short-term corporate debt securities, which are non-convertible corporate debt securities (e.g., bonds, debentures, money market instruments, notes and other similar instruments and securities) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates and generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Short-Term Funding Agreements. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, immediately after the acquisition, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities that are assets.

Special Situations. A Fund may invest in “special situations.” A special situation arises when, in the opinion of the Fund’s Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The SPDR Trust is sponsored by a subsidiary of the NYSE MKT LLC. SPDRs may be used for several reasons including but not limited to facilitating the handling of cash flows or trading or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are commonly referred to as ETFs.

Stripped Mortgage-Backed Securities (“SMBS”). A Fund may purchase SMBS, which may be considered derivative mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, including pre-payments, on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Structured Products. The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and fluctuate more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from certain provisions of the Commodity Exchange Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying indicator such as, a currency, security, commodity or index thereof. The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

Swap Agreements. A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities, commodities, and other similar indices), spread-lock, credit-linked notes (with embedded swaps), commodities and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements, swaps on futures contracts, swap forwards, and other types of swaps agreements. These transactions are entered into as an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner.

Cleared swap agreements. Under rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (referred to herein as the “Dodd-Frank Reform Act”), certain types of swaps are required to be centrally cleared, thereby replacing the over-the-counter mechanisms for certain swaps. Certain other types of swaps are also available for voluntary clearing. Because the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, a Fund holds cleared derivatives through accounts at clearing members. The counterparty to a cleared derivatives transaction is the clearing house. As a result, when a Fund enters into a cleared swap, it is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position.

Over-the-counter swap agreements. Over-the-counter swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” which is the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most over-the-counter swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be covered by the segregation of assets (or earmarked assets) determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.

Whether a Fund’s use of over-the-counter swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (“Code”) may limit the Fund’s ability to use swap agreements. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act. It is possible that developments in the swaps market, including government regulations and similar regulations in other jurisdictions could adversely affect a Fund’s ability to enter into, or terminate existing, swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for the purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating net asset value (“NAV”). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment, which is the premium payment, and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Shiller Enhanced CAPE® has historically obtained exposure to the Index (as defined in the Fund’s prospectus) through swap transactions solely with Barclays Bank PLC; Shiller Enhanced CAPE® will likely continue to enter into swap transactions solely with Barclays Bank PLC and, potentially, with a limited number of additional counterparties for the foreseeable future. If Barclays Bank PLC is unwilling or unable to maintain the Index or if Shiller Enhanced CAPE® is unable to enter into swap transactions based on the Index on what the Adviser considers to be reasonable terms, Shiller Enhanced CAPE®’s performance and its ability to achieve its investment objective would be adversely affected. See also “Derivative Instruments” section in this SAI.

Tracking stocks. Tracking stocks are a type of equity security. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to "track" the financial performance of that unit or division, rather than the larger company as a whole. As a result, if the unit or division does not perform well, the value of the tracking stock may decrease, even if the larger parent company performs well. Tracking stock may pay dividends to shareholders independent of the parent company, which will depend on the performance of the unit or division that the stock tracks. Shareholders of a tracking stock have a financial interest only in that unit or division of the company and typically do not have a legal claim on the larger company's assets.

Trade claims. The Funds may purchase trade claims and similar obligations or claims from creditors of companies in financial difficulty that seek to reduce the number of debt obligations they are owed.

Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding future payments. For buyers, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally liquid, as there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws, but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Trust Preferred Securities. The Funds may invest in trust preferred securities, which have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Sub-Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Unseasoned Issuers. Investments in the equity securities of companies having less than three (3) years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have brief operating histories and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities.  A Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae© and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the first quarter of 2014, FNMA and FHLMC have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. FNMA and FHLMC ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from the U.S. Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, which range from significant reform to nationalization, privatization, consolidation, or even abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

Additionally, in 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either the government-sponsored entities (“GSEs”) or special purpose entities and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages.  Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors.  In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors.  CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

On December 21, 2017, the FHFA and the Treasury agreed to reinstate a $3 billion capital reserve amount for both Fannie Mae and Freddie Mac. The Treasury and FHFA agreed to change the terms of the Senior Preferred Stock certificate to permit Fannie Mae and Freddie Mac to each retain a $3 billion capital reserve each quarter. Beginning in the fourth quarter of 2017, Fannie Mae and Freddie Mac will only pay a dividend to the Treasury if the net worth of each at the end of the quarter is more than $3 billion.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae's and Freddie Mac's creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock certificate. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Funds.

Yields on short-, intermediate- and long-term U.S. Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. Government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Due to the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, although a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The JNL/PIMCO Investment Grade Credit Bond Fund and JNL/PIMCO Real Return Fund will not invest more than 5% of its respective assets in any combination of mortgage-related and/or other asset-backed interest only, principal only or inverse floater securities. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund may invest in residual interest bonds without limitation. The term "residual interest bonds" generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

The most common benchmark rate for floating rate securities has historically been the London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other benchmark rates were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average rate (SONIA) for pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market. See also “LIBOR Replacement Risk” section in this SAI.

Warrants. A Fund may invest in warrants, which are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying security does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

A Fund, except the JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities, including through corporate actions, will be deemed without value for purposes of this restriction.

When-Issued Securities and Forward Commitment Contracts. A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis, including on a to-be-announced (“TBA”) basis and through standby commitments (“forwards”). TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if the value of the securities declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. In a TBA transaction, a Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its bank dealer counterparty generally will be required to post collateral when entering into certain forward-settling mortgage-backed securities transactions. In addition, proposed rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) would impose, with limited exceptions, mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions when a Fund enters into such transactions with non-bank broker dealers. Such margin requirements could increase the cost of these transactions and impose added operational complexity.

A Fund may enter into buy/sell back transactions, which are a form of delayed delivery agreements. In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

A Fund may also sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Writing Covered Options on Securities. A Fund may “write” (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the Sub-Adviser determines is appropriate in seeking to attain a Fund’s investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. Government securities with a value equal to or greater than the Fund’s obligation under the option (alternatively, a Fund may earmark liquid assets on its records). A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. See “Derivative Instruments” section in this SAI.

Zero Coupon, Stripped and Pay-in-Kind Bonds. The Funds may invest in zero coupon, stripped, and pay-in kind bonds. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discounts, representing interest accrued but not paid, are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current U.S. federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned, including when it is not advantageous to do so, to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

ADDITIONAL RISK CONSIDERATIONS

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a Fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause a Fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. While the Funds and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. In addition, cybersecurity failures by or breaches of a Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of a Fund, potentially resulting in financial losses, the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions, the inability of the Fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The Funds and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the Funds will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the Funds’ third-party service providers in the future, particularly as the Funds cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investments in such issuers to lose value.

Derivatives Regulation. The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom (the “U.K.”), and some other countries are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared and certain other types of swaps are available for voluntary clearing. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Because the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Regulators in the United States, the European Union, the U.K., and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, the U.K., and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union and the U.K., governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In October 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which will govern the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Funds come into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds because the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and as a result of mandatory minimum margin requirements on bilateral swaps. These rules and regulations are new and evolving, so their full impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact a Fund.

Emerging and Frontier Markets. The risk considerations noted below under “Foreign Securities” may be particularly relevant in the case of investments in developing countries. Investments in, or that have exposure to, securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Countries with “emerging market” economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Funds sub-advised by DoubleLine Capital LP define an emerging markets country as a country that, at the time the Fund invests in the related fixed-income instruments, is classified as an emerging or developing economy by any supranational organization such as the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The risks associated with investments in frontier market countries include all the risks associated with investments in developing and emerging markets; however, these risks are magnified for frontier market countries. As a result, investments in companies in frontier market countries are generally subject to a higher risk of loss than investments in companies in traditional emerging and developing market countries due to less developed securities markets, different settlement procedures, greater price volatility, less developed governments and economies, more government restrictions, and the limited ability of foreign entities to participate in certain privatization programs. Investments in companies operating in frontier market countries are highly speculative in nature.

Foreign Securities. Investments in, or that have exposure to, foreign (i.e., non-U.S.) securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities and the Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets. Because most of the foreign instruments in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance depending on the Sub-Adviser’s ability to correctly predict future exchange rates. If the Sub-Adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not been employed at all.

Fund Mergers, Sub-Adviser Changes, and Transition Managers. When there is a change in Sub-Advisers, a merger of a Fund, and/or a re-balance of investments in the “Underlying Funds” of a “Fund of Fund,” the Adviser and Sub-Adviser(s) may use the services of a “transition manager” to facilitate the purchase or sale of a Fund’s portfolio holdings. A transition manager is used to help reduce the transaction costs associated with the purchase and sale of a Fund’s portfolio holdings in connection with a transition, merger, and/or re-balance. A transition manager may use cross-trades among Funds, whereby, one Fund sells portfolio securities to another Fund. Such cross-trades are conducted pursuant to Rule 17a-7 under the 1940 Act, and the Fund’s Rule 17a-7 Procedures. The transition manager may also facilitate brokerage transactions for a Fund during the course of a Sub-Adviser transition or merger of a Fund. Transitions, mergers, and re-balances may result in substantial inflows and outflows of monies in the Funds. During transitions, mergers, and/or re-balances, the Funds may invest in futures, forwards, and other derivatives instruments to provide market exposure to the Funds’ cash positions. During transitions, a Fund may also invest in ETFs, cash, money market instruments, and other short-term investment instruments. Before and after a transition, merger, and/or re-balance, a Fund may not fully comply with its investment restrictions. Fund of Fund allocation changes, as well as changes in Sub-Advisers and investment personnel, re-balances, and reorganizations of Funds may result in the purchase and sale of the Funds’ portfolio securities, which may increase trading costs and portfolio turnover. Furthermore, Funds of Funds may allocate outside of the current investment strategy in advance of the transition, merger, and/or re-balance to minimize the impact of outflows on the Underlying Funds. Allocating outside the current investment strategy may cause the Funds of Funds to exceed investment limitations. Transitions, re-balances, and mergers may also result in higher brokerage commission costs. There can be no guarantees the Funds will experience improved securities allocations during a transition. The Funds may receive poor brokerage execution through the use of a transition manager and the Funds could lose money.

High-Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities.”) The ability and willingness of sovereign obligors in developing and emerging market countries or the foreign governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy toward the International Monetary Fund, the World Bank and other international agencies.

High-Yield/High-Risk Bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

Investment Strategy Risks. The common stocks selected for certain Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Funds, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a “contrarian” strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund’s investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund’s objective will be achieved or that a Fund will achieve capital appreciation of its portfolio holdings in excess of such Fund’s expenses. Because of the contrarian nature of the investment strategies of the Funds, and the attributes of the common stock which caused inclusion in their portfolios, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Funds have underperformed their respective index or indices in certain years.

Litigation. At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund’s portfolio. It is not possible to predict whether any litigation that has been or will be instituted, might have a material adverse effect on the Funds. Further, the Funds may be subject to litigation, and depending upon the nature of the litigation, the Funds may incur costs associated with the defense and/or settlement of any litigation.

Liquidity Risk. Liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when a Fund reasonably expects that an investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund’s investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Further, price movements of securities during the rebalance period could also negatively affect performance.

Market Disruption, Geopolitical Risk, and Natural and Environmental Disasters. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the coronavirus pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. Any of these occurrences could disrupt the operations of the Funds and of the Funds' service providers.

Options. A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder (purchaser) of the option, in return for a premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to (in the case of a put option) the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The writer of an option (seller) on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that a Fund may purchase or write may be traded on a national securities exchange and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby, reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying investment changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which case a Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying instrument owned by a Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. A Fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, a Fund seeks to benefit from a decline in the market price of the underlying instrument. If a put option that a Fund bought were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, a Fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. A Fund may write options, including to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, a Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. A Fund may write “covered” call options, meaning that a Fund owns the underlying instrument that is subject to the call option or may write call options on instruments that it does not own.

When a Fund writes a call option, that Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying instruments to the option buyer for less than its market value, and a Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a put option, a Fund has a risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium received.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Closing out options. As the writer of an option, if a Fund wants to terminate its obligation, that Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation or counterparty (with respect to an OTC option) will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allows a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

OTC options. A Fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can closeout that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which a Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Additional Risks of options. A Fund’s options investments involve certain risks. There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund may have to exercise the options it purchased in order to realize any profit, perhaps taking or making delivery of the underlying instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, that Fund may be required to take delivery and would incur transaction costs upon the sale of the underlying instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the manager is not successful in using options in managing a Fund’s investments, that Fund’s performance will be worse than if the manager did not employ such strategies.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally, particularly in Europe. While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or affect the issuers of such instruments, in ways that are unforeseeable. Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Dodd-Frank Act established a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Dodd-Frank Act allows the Federal Deposit Insurance Corporation to "take over" a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Funds’ investments, causing the value of the Funds’ investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU went into effect. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian individuals, including politicians, and Russian corporate and banking entities. These countries could also institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross-border payments. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. These and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

The COVID-19 pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a Fund's investments. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to a Fund, including the risks disclosed in this SAI, which could negatively impact the Fund's performance and lead to losses on your investment in the Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remain. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective.

In addition, policy and legislative changes in the U.S. and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments.

Sector Funds.

JNL/Mellon Communication Services Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the communications industry in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stocks in which the Fund may invest depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on an issuer’s operating results. Furthermore, there can be no assurance that the issuer will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The communications industry is subject to governmental regulation. However, as market forces develop, the government may continue to deregulate the communications industry, promoting vigorous economic competition and resulting in rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the stocks held by the Fund. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Fund’s portfolio are engaged in fierce competition for a share of the market for their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers’ technology.

JNL/Mellon Consumer Discretionary Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the consumer goods industry in general. These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer goods will be affected by the economic health of consumers, including available disposable household incomes. A weak economy with its consequent effect on consumer spending could have an adverse effect on consumer goods companies. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

JNL/Mellon Consumer Staples Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the consumer staples sector in general. The consumer staples sector currently consists of companies representing food and staples retailing, food, beverage, and tobacco companies, and household and personal products companies.

Companies in the consumer staples sector may be adversely affected by changes in general economic conditions, commodity production and pricing, consumer confidence and spending, interest rates, product cycles, marketing, demographics, consumer preferences and production spending. Other risks include changes related to global economic, environmental and political events and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that make food products, which could affect company profitability. In addition, certain companies may be adversely affected by new laws, regulations, and litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

JNL/Mellon Energy Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general.

The Energy Sector Fund invests in common stock of companies involved in the energy industry. The business activities of companies whose stocks are held in this Fund may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for this Fund.

The securities of companies in the energy field are subject to changes in value and dividend yield that depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the common stocks held in this Fund may be subject to rapid price volatility. It is not possible to predict what impact the foregoing factors will have on the common stocks held in this Fund.

According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in domestic environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries (“OPEC”) and highly uncertain and potentially more volatile oil prices. The possibility of war in the Middle East also may affect the cost and supply of oil and oil-related products. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. During the Persian Gulf crisis, surplus capacity in Saudi Arabia and other oil-rich countries prevented and continues to prevent, severe market disruptions. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the Persian Gulf crisis, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices. The pressure to deviate from mandatory quotas, if they are re-imposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production likely will lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns also will pose serious challenges to the industry over the coming decade. Refiners likely will be required to make heavy capital investments and major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damages. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil fuel use in general.

In addition, any future scientific advances concerning new sources of alternative energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Fund.

JNL/Mellon Financial Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in the banking and financial services sector in general.

Banks, thrifts and their holding companies are actively subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets, in commercial and residential real estate loans or any particular segment or industry; and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Banks and thrifts traditionally receive a significant portion of their revenues from consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsides, this revenue will diminish. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate.

Difficulties in the mortgage and broader credit markets have resulted in decreases in the availability of funds. Financial performance of many banks and thrifts, especially in securities collateralized by mortgage loans, has deteriorated.

Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the FDIC, can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

In light of credit market difficulties that occurred during the financial crisis of 2007-2008, the U.S. Government enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and their financial markets, including reducing interest rates to record-low levels. The withdrawal of support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991, the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 and the regulations promulgated under these laws. Their impact on the business, financial condition and prospects of the issuers of the common stock in the Fund’s portfolio cannot be predicted with certainty. In 1999, the Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been successful through promulgation of regulations and legislation to liberalize interstate banking has been signed into law. Under the legislation, banks are able to purchase or establish subsidiary banks in any state. Since mid-1997, banks have been allowed to turn existing banks into branches, thus leading to continued consolidation.

The SEC and the Financial Accounting Standards Board (“FASB”) require the expanded use of market value accounting by banks and have imposed rules requiring mark-to-market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Recently, Accounting Standards Codification 820, “Fair Value Measurements,” changed the requirements of mark-to-market accounting and determining fair value when the volume and level of activity for the asset or liability has significantly decreased. These changes and other potential changes in financial accounting rules and valuation techniques may have a significant impact on the banking and financial services industries in terms of accurately pricing assets or liabilities.

The Federal Bank Holding Company Act of 1956 (“BHC Act”) generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 25% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining FRB approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies in which the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. It is not possible to make any prediction as to the effect, if any, such laws will have on the issuers of common stocks held by the Fund or whether such approvals, if necessary, will be obtained.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally. Earnings and share prices of companies in this industry are volatile and often exceed the volatility levels of the market as a whole. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Negative economic events in the credit markets have led some firms to declare bankruptcy, forced short-notice sales to competing firms, or required government intervention by the FDIC or through an infusion of Troubled Asset Relief Program funds. Consolidation in the industry and the volatility in the stock market have negatively impacted investors.

Additionally, government intervention has required many financial institutions to become bank holding companies under the BHC Act. Under the system of functional regulation established under the BHC Act, the FRB supervises bank holding companies as an umbrella regulator. The BHC Act and regulations generally restrict bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. The FRB and FDIC have also issued substantial risk-based and leverage capital guidelines applicable to U.S. banking organizations. The guidelines define a three-tier framework, requiring depository institutions to maintain certain leverage ratios depending on the type of assets held. If any depository institution controlled by a financial or bank holding company ceases to meet capital or management standards, the FRB may impose corrective capital and/or managerial requirements on the company and place limitations on its ability to conduct broader financial activities. Furthermore, proposed legislation will allow the Treasury and the FDIC to create a resolution regime to “take over” bank and financial holding companies. The “taking over” would be based on whether the firm is in default or in danger of defaulting and whether such a default would have a serious adverse effect on the financial system or the economy. This mechanism would only be used by the government in exceptional circumstances to mitigate these effects. This type of intervention has unknown risks and costs associated with it, which may cause unforeseeable harm in the industry.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multi-line insurance companies. Interest rate levels, general economic conditions and price and marketing competition affect insurance company profits. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses resulting from many things, including acts of terrorism, which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies’ subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company’s investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; and (viii) the uncertainty involved in estimating the availability of reinsurance and the collectability of reinsurance recoverables; and (ix) proposed legislation that would establish the Office of National Insurance within the Treasury. This proposed federal agency would gather information, develop expertise, negotiate international agreements, and coordinate policy in the insurance sector. This enhanced oversight into the insurance industry may pose unknown risks to the sector as a whole.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. It is difficult to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 (“Superfund”) and comparable state statutes (“mini-Superfund”) govern the clean-up and restoration by “Potentially Responsible Parties” (“PRPs”). Superfund and the mini-Superfunds establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. The Superfund Amendments and Reauthorization Act (“SARA”) amended Superfund on October 17, 1986. SARA reflected the Environmental Protection Agency’s experience in administering the complex Superfund program during its first six years and made several important changes. Among other things, SARA required Superfund actions to consider the standards and requirements found in other state and federal environmental laws and regulations; provided new enforcement authorities and settlement tools; increased state involvement in every phase of the Superfund program; and increased the size of the trust fund to $8.5 billion. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Major determinants of future earnings of companies in the financial services sector are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the securities included in the Fund will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Negative developments relating to the subprime mortgage market may adversely affect credit and capital markets worldwide and may reduce the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments may be reduced or eliminated due to lack of available market makers.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial- services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

JNL/Mellon Healthcare Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the pharmaceutical and healthcare industries and the risks that such investment may entail.

Pharmaceutical and healthcare companies include companies involved in drug development and production services, biotechnology, and advanced medical devices and instruments. Such companies are subject to governmental regulation of their products and services, a factor that could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products and services, generic drug sales, the termination of their patent protection for drug or medical supplies products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug or other medical product to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market. Such companies may also have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including, among others, demand for services, the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs, vaccines, medical products and services. These activities may make the pharmaceutical and healthcare sectors very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Fund’s objectives will be met.

Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. The Patient Protection and Affordable Care Act of 2010 (“PPACA”) is a broad-reaching piece of legislation, which includes changes to the coverage and reimbursement of drug products under government health care programs, the largest payor of health care services in the United States. The primary goal of the PPACA is to broaden insurance coverage for the uninsured population by expanding Medicaid coverage, creating health insurance exchanges and mandating that uninsured individuals purchase health insurance. There are ongoing federal legislative and administrative efforts to repeal, substantially modify or invalidate some or all of the provisions of the PPACA, which could impact health care coverage and revenues for health care items and services. Further, there has been considerable public and government scrutiny in the U.S. around pharmaceutical pricing and proposals to address the perceived high cost of pharmaceuticals. Adoption of new legislation at the federal or state level could affect demand for, or pricing of, drug products. It is also possible that additional governmental action will be taken in response to the COVID-19 pandemic. The Fund cannot predict the ultimate content, timing or effect of any federal and state reform efforts and there is no assurance that federal or state health care reform will not adversely affect future financial results.

JNL/Mellon Industrials Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the industrials sector in general and the risks such an investment may entail.

Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector.

The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies may also be subject to government regulation and oversight, which may adversely affect their businesses. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

JNL/Mellon Information Technology Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the technology industry and the risks such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking, communications equipment, Internet access, information providers, semiconductors and semiconductor equipment, and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stocks in which the Fund may invest depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on an issuer’s operating results. Furthermore, there can be no assurance that the issuers of the common stock in which the Fund may invest will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stocks of issuers in the technology sector, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the common stocks in which the Fund invests.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost-effective manner. Accordingly, an issuer’s operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of common stock will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of common stock owned by the Fund.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the common stocks in which the Fund may invest to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers’ technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the common stock in which the Fund may invest.

The semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slow down in Asian demand and a shift in retail personal computer sales toward the low end, or “sub-$1000” segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-price personal computers.

JNL/Mellon Materials Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the materials sector and the risks that such investment may entail.

Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls, increased competition, depletion of resources, technical progress, labor relations, government regulations, and mandated expenditures for safety and pollution control, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

JNL/Mellon Real Estate Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the real estate sector and the risks that such investment may entail.

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting the real estate sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

JNL/Mellon Utilities Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the utilities sector and the risks that such investment may entail.

Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, environmental regulations, changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural and man-made disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. There is no assurance that regulatory authorities will, in the future, grant rate increases. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

Certain utility companies have experienced full or partial deregulation in recent years. Deregulation can eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in riskier ventures.

Trading Cost and Rebalance Risk. Due to certain of the investment strategies of the Fund, a Fund’s entire portfolio may be repositioned or rebalanced on or around the Stock Selection Date. A Fund’s rebalance of its portfolio may lead to higher transactional costs because the Fund could be trading large volumes in a particular security during a short trading period. In addition, a Fund may pay a higher price for a security, or receive a lesser price for a security it sells due to the timing of the Stock Selection Date. As part of the rebalance process, a Fund may incur significant trading costs and commissions, which could negatively affect performance. The Funds may not be able to effectively transact in certain securities during the rebalance period, which could also negatively affect performance.

NON-FUNDAMENTAL POLICIES AND RISKS APPLICABLE TO THE AFIS MASTER FUNDS AND JNL/American Funds FEEDER FUNDS

The investment objective and principal investment strategies for each JNL/American Funds Feeder Fund, and its corresponding Master Fund, are discussed in the Feeder Funds’ prospectuses. A further description of certain investment strategies used by the AFIS Master Funds is set forth below. Because each Feeder Fund does not invest directly in securities, but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note, however, that in the event that the Board determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow JNAM to direct the investment/reinvestment of the Feeder Fund’s assets directly in securities, then the Feeder Fund would directly utilize the following investment instruments and techniques and would be subject to the related risks, as applicable. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

Certain descriptions in the prospectuses of the JNL/American Funds Feeder Funds and in this SAI of a particular investment practice or technique in which the respective corresponding Master Funds may engage or a financial instrument which the respective corresponding Master Funds may purchase are meant to describe the spectrum of investments that the respective corresponding Master Fund’s adviser, in its discretion, might, but is not required to, use in managing a Master Fund’s portfolio assets in accordance with the respective corresponding Master Fund’s investment objective, policies, and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

AFIS MASTER FUNDS

Cash and Cash Equivalents. The AFIS Master Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. Government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial Paper. The AFIS Master Funds may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the AFIS Master Funds may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by an AFIS Master Funds. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the AFIS Master Funds’ board of trustees.

Currency Transactions. Certain AFIS Master Funds may enter into currency transactions on a spot (i.e. cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, certain AFIS Master Funds may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the AFIS Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the AFIS Master Fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent an AFIS Master Fund from entering into foreign currency transactions, force the AFIS Master Fund to exit such transactions at an unfavorable time or price or result in penalties to the AFIS Master Fund, any of which may result in losses to the AFIS Master Fund.

Generally, an AFIS Master Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the AFIS Master Fund’s commitment increases because of changes in exchange rates, the AFIS Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The AFIS Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the Master Fund’s adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the AFIS Master Fund’s exposure to currency exchange rates and could result in losses to the AFIS Master Fund if currencies do not perform as expected by the AFIS Master Fund’s investment adviser. For example, if the AFIS Master Fund’s investment adviser increases an AFIS Master Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the AFIS Master Fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section in this section for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an AFIS Master Fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Under current regulatory requirements, the AFIS Master Fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character or timing of income, gain, or loss recognized by the AFIS Master Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the market to market provisions of the Code of 1986, as amended (the “Code”) and may cause an increase (or decrease) in the amount of taxable dividends paid by the AFIS Master Fund.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the AFIS Master Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the AFIS Master Funds or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the AFIS Master Fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the AFIS Master Fund’s network services unavailable to AFIS Master Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the AFIS Master Fund to lose proprietary information, suffer data corruption or lose operational capacity or may result in the misappropriation, unauthorized release or other misuse of the AFIS Master Fund’s information (including shareholder personal information or other confidential information), the inability of the AFIS Master Fund shareholders to transaction business, or the destruction of the AFIS Master Fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the AFIS Master Fund to incur regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the AFIS Master Fund and CRMC have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the AFIS Master Fund’s third-party service providers (including, but not limited to, the AFIS Master Fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the AFIS Master Fund, potentially resulting in financial losses, the inability of AFIS Master Fund shareholders to transact business with the AFIS Master Fund and of the AFIS Master Fund to process transactions, the inability of the AFIS Master Fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The AFIS Master Fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the AFIS Master Fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the AFIS Master Fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the AFIS Master Fund invests, which may cause the AFIS Master Fund’s investments in such issuers to lose value.

Debt Instruments. Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories. Certain additional risk factors relating to debt securities are discussed below:

-            Sensitivity to Interest Rate and Economic Changes - Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. Governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the AFIS Master Funds’ portfolio to decline.

-            Payment Expectations - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the AFIS Master Funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the AFIS Master Funds may incur losses or expenses in seeking recovery of amounts owed to them.

-            Liquidity and Valuation - There may be little trading in the secondary market for particular debt securities, which may affect adversely the AFIS Master Funds’ ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. CRMC considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A for more information about credit ratings.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain AFIS Master Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives. In pursuing its investment objective, certain AFIS Master Funds may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the AFIS Master Fund may take positions in futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the AFIS Master Fund as a result of the failure of the AFIS Master Fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the AFIS Master Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the AFIS Master Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the AFIS Master Fund’s investment in a derivative instrument may result in losses. Further, if an AFIS Master Fund’s counterparty were to default on its obligations, the AFIS Master Fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the AFIS Master Fund’s rights as a creditor and delay or impede the AFIS Master Fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the AFIS Master Fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the AFIS Master Fund’s other investments, the ability of the AFIS Master Fund to successfully utilize such derivative instruments may depend in part upon the ability of the AFIS Master Fund’s CRMC to accurately forecast interest rates and other economic factors. The success of the AFIS Master Fund’s derivative investment strategy will also depend on CRMC’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the AFIS Master Fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If CRMC incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if CRMC incorrectly predicts the impact of developments on a derivative instrument, the AFIS Master Fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately negotiated OTC derivatives, the AFIS Master Fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the AFIS Master Fund’s derivative positions, the AFIS Master Fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the AFIS Master Fund.

Because certain derivative instruments may obligate the AFIS Master Fund to make one or more potential future payments, which could significantly exceed the value of the AFIS Master Fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the AFIS Master Fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the AFIS Master Fund’s investment in the instrument. When the AFIS Master Fund leverages its portfolio, investments in that AFIS Master Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with currently applicable regulatory requirements, the AFIS Master Fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the AFIS Master Fund’s portfolio. Because the AFIS Master Fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the AFIS Master Fund’s investments in such derivatives may also require the AFIS Master Fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

In October 2020, the SEC adopted a new rule applicable to the AFIS Master Fund’s use of derivatives. The new rule, among other things, generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on fund leverage risk based on value at risk, or “VaR”. However, subject to certain conditions, if a fund uses derivatives only in a limited manner, it may be deemed a limited derivatives user and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework, described above, arising from prior SEC guidance for covering derivatives and certain financial instruments effective at the time that a fund complies with the new rule. Compliance with the new rule will be required beginning in August 2022. The implementation of these requirements may limit the ability of the AFIS Master Fund to use derivatives as part of its investment strategy.

Futures — The AFIS Master Fund may enter into futures contracts to seek to manage the AFIS Master Fund’s interest rate sensitivity by increasing or decreasing the duration of the AFIS Master Fund or a portion of the AFIS Master Fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the AFIS Master Fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the AFIS Master Fund purchases or sells a security, such as a stock or bond, no price is paid or received by the AFIS Master Fund upon the purchase or sale of a futures contract. When the AFIS Master Fund enters into a futures contract, the AFIS Master Fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the AFIS Master Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the AFIS Master Fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the AFIS Master Fund but is instead a settlement between the AFIS Master Fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the AFIS Master Fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the AFIS Master Fund, the AFIS Master Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the AFIS Master Fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the AFIS Master Fund.

When the AFIS Master Fund invests in futures contracts and deposits margin with an FCM, the AFIS Master Fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the AFIS Master Fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Fund realizes a gain; if it is more, the AFIS Master Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Fund realizes a gain; if it is less, the AFIS Master Fund realizes a loss.

Under current regulations, the AFIS Master Fund is generally required to segregate liquid assets equivalent to the AFIS Master Fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the AFIS Master Fund will segregate or earmark liquid assets in an amount equal to the contract price the AFIS Master Fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the AFIS Master Fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the AFIS Master Fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the AFIS Master Fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the AFIS Master Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the AFIS Master Fund may be able to utilize these contracts to a greater extent than if the AFIS Master Fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the AFIS Master Fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the AFIS Master Fund’s portfolio. However, segregation of liquid assets will not limit the AFIS Master Fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the AFIS Master Fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the AFIS Master Fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the AFIS Master Fund had purchased the reference asset directly. When the AFIS Master Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the AFIS Master Fund may be prevented from promptly liquidating unfavorable futures positions and the AFIS Master Fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the AFIS Master Fund to substantial losses. Additionally, the AFIS Master Fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the AFIS Master Fund would remain obligated to meet margin requirements until the position is cleared. As a result, the AFIS Master Fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the AFIS Master Fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Swaps — The AFIS Master Fund may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and credit default swap indices are traded on SEFs and cleared. Other forms of swap agreements, such as total return swaps, are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the AFIS Master Fund enters into bilaterally negotiated swap transactions, the AFIS Master Fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the AFIS Master Fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the AFIS Master Fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swap agreements can take different forms. The AFIS Master Fund may enter into the following types of swap agreements:

Interest rate swaps — The AFIS Master Fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the AFIS Master Fund by increasing or decreasing the duration of the AFIS Master Fund or a portion of the AFIS Master Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the London Interbank Offered Rate ("LIBOR"), Secured Overnight Financing Rate ("SOFR"), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the AFIS Master Fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. Under current regulations, the AFIS Master Fund will generally segregate assets with a daily value at least equal to the excess, if any, of the AFIS Master Fund’s accrued obligations under the swap agreement over the accrued amount the AFIS Master Fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

Credit Default Swap Indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the AFIS Master Funds may invest in credit default swap indices including CDSI and iTraxx indices (collectively referred to as "CDSIs"). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the AFIS Master Fund as protection buyer may receive a single name credit default swap (CDS) contract representing the relevant constituent.

The AFIS Master Funds may enter into a CDSI transaction as either protection buyer or protection seller. If the AFIS Master Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the AFIS Master Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the AFIS Master Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the AFIS Master Funds, coupled with the periodic payments previously received by the AFIS Master Funds, may be less than the full notional value that the AFIS Master Funds, as a protection seller, pay to the counterparty protection buyer, effectively resulting in a loss of value to the AFIS Master Funds. Furthermore, as a protection seller, the AFIS Master Funds would effectively add leverage to their portfolio because they would have investment exposure to the notional amount of the swap transaction.

The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that the AFIS Master Funds’ counterparties will default on their obligations. If such a default were to occur, any contractual remedies that the AFIS Master Funds might have may be subject to applicable bankruptcy laws, which could delay or limit the AFIS Master Funds’ recovery. Thus, if the AFIS Master Funds’ counterparties to a CDSI transaction defaults on their obligation to make payments thereunder, the AFIS Master Funds may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when the AFIS Master Funds invest in a CDSI as a protection seller, the AFIS Master Funds will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If CRMC does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI is based, the investment could result in losses to the AFIS Master Funds.

Pursuant to current regulations and published positions of the U.S. Securities and Exchange Commission, the AFIS Master Funds’ obligations under a CDSI agreement will be accrued daily and, where applicable, offset against any amounts owing to the AFIS Master Funds. In connection with CDSI transactions in which the AFIS Master Funds act as protection buyer, the AFIS Master Funds will segregate liquid assets with a value at least equal to the AFIS Master Funds’ exposure (i.e., any accrued but unpaid net amounts owed by the AFIS Master Funds to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the AFIS Master Funds act as protection seller, the AFIS Master Funds will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the AFIS Master Funds have assets available to satisfy their obligations with respect to CDSI transactions and to limit any potential leveraging of the AFIS Master Funds’ portfolios. However, segregation of liquid assets will not limit the AFIS Master Funds’ exposure to loss. To maintain this required margin, the AFIS Master Funds may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Funds’ ability to otherwise invest those assets in other securities or instruments.

Equity-linked notes. The AFIS Master Fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the AFIS Master Fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of equity-linked notes is also dependent on the individual credit of the issuer of the note, which, in the case of unsecured notes, will generally be a major financial institution, and, in the case of collateralized notes, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the AFIS Master Fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the AFIS Master Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the AFIS Master Fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the AFIS Master Fund will be more dependent than would otherwise be the case on the ability of CRMC to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The AFIS Master Fund’s successful use of equity-linked notes will usually depend on the CRMC’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of the notes respond to market conditions differently than anticipated, the AFIS Master Fund may not achieve the anticipated benefits of the investment in the equity-linked note, and it may realize losses, which could be significant and could include the AFIS Master Fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the AFIS Master Fund to accurately value and/or sell the equity-linked notes in its portfolio.

Equity Securities. Certain AFIS Master Funds are eligible to invest in equity securities.

Equity securities represent an ownership position in a company. Equity securities held by the AFIS Master Funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the AFIS Master Funds’ ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the AFIS Master Funds may involve large price swings and potential for loss. To the extent the AFIS Master Funds invest in income-oriented, equity-type securities, income provided by the AFIS Master Funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the AFIS Master Funds invest.

Forward Commitment, When-Issued and Delayed Delivery Transactions. AFIS Master Funds may enter into commitments to purchase or sell securities at a future date. When the AFIS Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, The AFIS Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

AFIS Master Funds may enter into roll transactions, such as a mortgage dollar roll where the AFIS Master Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the AFIS Master Fund forgoes principal and interest paid on the mortgage-backed securities. The AFIS Master Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The AFIS Master Fund could suffer a loss if the contracting party fails to perform the future transaction and the AFIS Master Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The AFIS Master Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which contribute to the AFIS Master Fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The AFIS Master Fund will not use any of these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent The AFIS Master Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, The AFIS Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of The AFIS Master Fund’s portfolio securities decline while The AFIS Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The AFIS Master Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, The AFIS Master Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, The AFIS Master Fund may sell such securities.

Indirect Exposure to Cryptocurrencies. Cryptocurrencies are currencies which exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the AFIS Master Fund has no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and certain funds may invest in securities of such issuers. Certain funds may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation, or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, and technical glitches in the applicable blockchain. Certain funds may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Inflation-Linked Bonds. The AFIS Master Funds may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers ("CPURNSA"). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (TIPS), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. Government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the AFIS Master Funds may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the AFIS Master Funds to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Insured Municipal Bonds. The AFIS Master Fund may invest in municipal bonds that are insured generally as to the timely payment of interest and repayment of principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. Insurance that covers a municipal bond is expected to protect the fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not guarantee the market value of the bond or the prices of the fund’s shares. Also, CRMC cannot be certain that the insurance company will make payments it guarantees. The market value of the bond could drop if a bond's insurer fails to fulfill its obligations. Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurers. When rating agencies lower or withdraw the credit rating of the insurer, the insurance may be providing little or no enhancement of credit or resale value to the municipal bond.

Inverse Floating Rate Notes. Certain AFIS Master Funds may invest in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in these instruments’ interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.

Investing in Emerging Markets. Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic, and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the AFIS Master Fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the AFIS Master Fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the AFIS Master Fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the AFIS Master Fund with actual equity ownership in the operating company, these investment structures may limit the AFIS Master Fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the AFIS Master Fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the AFIS Master Fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the AFIS Master Funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the AFIS Master Fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, CRMC generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

-      Currency Fluctuations – Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the AFIS Master Funds’ emerging markets securities holdings would generally depreciate and vice versa. Further, the AFIS Master Fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

-      Government Regulation – Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the AFIS Master Funds will only invest in markets where these restrictions are considered acceptable by CRMC, a country could impose new or additional repatriation restrictions after the AFIS Master Funds’ investment. If this happened, the AFIS Master Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the AFIS Master Funds’ liquidity needs and other factors. Further, some attractive equity securities may not be available to the AFIS Master Funds if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the AFIS Master Fund’s investments.

-      Fluctuations in inflation rates – Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

-      Less Developed Securities Markets - Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

-      Settlement Risks - Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the AFIS Master Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the AFIS Master Funds to suffer a loss. The AFIS Master Funds will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the AFIS Master Funds will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the AFIS Master Funds.

-      Limited Market Information - The AFIS Master Funds may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain developing countries. As a result, there is greater risk that financial records and information relating to an issuer’s operations in developing countries will be incomplete or misleading, which may negatively impact the AFIS Master Fund’s investments in such company. When faced with limited market information, CRMC will seek alternative sources of information, and to the extent CRMC is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the AFIS Master Funds will not invest in such market or security.

-      Taxation - Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the AFIS Master Funds could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

-      Fraudulent Securities - Securities purchased by the AFIS Master Funds may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the AFIS Master Funds.

-      Remedies - Developing countries may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the AFIS Master Fund and its shareholders. In addition, as a matter of law or practicality, the AFIS Master Fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Investing Outside the U.S. The AFIS Master Funds may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar. Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the AFIS Master Funds invest in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the AFIS Master Funds’ investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the AFIS Master Funds will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in Private Companies. Certain AFIS Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the AFIS Master Funds from selling their company shares for a period of time following the public offering. Investments in private companies can offer the AFIS Master Funds significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing in Smaller Capitalization Stocks. Certain AFIS Master Funds may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. Because Master Global Small Capitalization Fund in particular emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than if it were to concentrate on larger capitalization stocks. The AFIS Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the AFIS Master Funds’ investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing through Stock Connect. The AFIS Master Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and on the Shenzhen Stock Exchange ((“SZSE”, and together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the AFIS Master Funds’ rights with respect to the securities. For example, a stock may be recalled from the scope of securities traded on the SSE or SZSE eligible for trading via Stock Connect for various reasons, and in such event the stock can be sold but is restricted from being bought. In such event, the investment adviser’s ability to implement the AFIS Master Fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively new trading, clearance and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations. As a result, the AFIS Master Fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, the AFIS Master Fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and the AFIS Master Fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect the AFIS Master Fund’s performance. The AFIS Master Fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Loan Assignments and Participations. The AFIS Master Funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.

Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the AFIS Master Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the AFIS Master Fund is committed to advance additional funds, the AFIS Master Fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the AFIS Master Fund’s only recourse will be against the collateral securing the DIP financing.

CRMC generally makes investment decisions based on publicly available information but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. CRMC generally chooses not to receive this information. As a result, CRMC may be at a disadvantage compared to other investors that may receive such information. CRMC’s decision not to receive material, non-public information may impact CRMC’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, CRMC may on a case-by-case basis decide to receive such information when it deems prudent. In these situations CRMC may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The AFIS Master Funds normally acquire loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the AFIS Master Funds purchase assignments they acquire direct contractual rights against the borrower on the loan. The AFIS Master Funds acquire the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an AFIS Master Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the AFIS Master Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The AFIS Master Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the AFIS Master Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the AFIS Master Funds may not directly benefit from any collateral supporting the loan in which they have purchased the participation and the AFIS Master Funds will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the AFIS Master Funds will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an AFIS Master Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. CRMC expects that most loan assignments and participations purchased for the AFIS Master Fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for CRMC to sell the AFIS Master Fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the AFIS Master Funds could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the AFIS Master Funds could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The AFIS Master Funds anticipate that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Market Conditions. The value of, and the income generated by, the securities in which an AFIS Master Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause an AFIS Master Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. An AFIS Master Fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of an AFIS Master Fund’s investments and operation of an AFIS Master Fund. These events could disrupt businesses that are integral to an AFIS Master Fund’s operations or impair the ability of employees of the AFIS Master Funds’ service providers to perform essential tasks on behalf of an AFIS Master Fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Maturity. There are no restrictions on the maturity compositions of the portfolios of certain AFIS Master Funds. Certain AFIS Master Funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer-term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Adjustment of Maturities - The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund’s objectives.

Municipal Bonds. Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

New Fund Risks. Although the AFIS Master Funds have been in existence and thus have an operating history, the JNL/American Funds Feeder Funds have limited operating history, which may result in additional risk. There can be no assurance that each JNL/American Funds Feeder Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate or otherwise alter a JNL/American Funds Feeder Fund. While shareholder interests will be the paramount consideration, the timing of any action may not be favorable to certain individual shareholders.

Obligations backed by the “full faith and credit” of the U.S. Government. U.S. Government obligations include the following types of securities:

-      U.S. Treasury Securities - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

-      Federal Agency Securities - The securities of certain U.S. Government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Such agencies and entities include, but are not limited to, The Federal Financing Bank (FFB), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Administration Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), U.S. International Development Finance Corporation (“IDFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

Other Federal Agency Obligations. Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. Government. These obligations include securities issued by certain U.S. Government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency ("FHFA"). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the AFIS Master Funds were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the AFIS Master Funds’ only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-Through Securities. The AFIS Master Funds may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans, and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of collateral securing the obligations and the class of the instrument in which the AFIS Master Fund invests. These securities include:

-      Mortgage-Backed Securities - These securities may be issued by U.S. Government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. Government agencies may be guaranteed by the full faith and credit of the U.S. Government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. Government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

-      Adjustable Rate Mortgage-Backed Securities - Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the AFIS Master Funds to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the AFIS Master Funds can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the AFIS Master Funds, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

-      Collateralized Mortgage Obligations (CMOs) - CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. Government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

-      Commercial Mortgage-Backed Securities - These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

-      Asset-Backed Securities - These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

-      Collateralized Bond Obligations (CBOs) and Collateralized Loan Obligations (CLOs) - A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Repurchase Agreements. The AFIS Master Funds may enter into repurchase agreements, or “repos”, under which the AFIS Master Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the AFIS Master Fund that is collateralized by the security purchased. Repos permit the AFIS Master Funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the AFIS Master Funds’ custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the underlying fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions. The AFIS Master Funds will only enter into repos involving securities of the type (excluding any maturity limitations) in which they could otherwise invest. If the seller under the repo defaults, the AFIS Master Funds may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the AFIS Master Funds may be delayed or limited.

Restricted or Illiquid Securities. The AFIS Master Funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the AFIS Master Funds or cause them to incur additional administrative costs.

Some AFIS Master Funds’ holdings (including some restricted securities) may be deemed illiquid if the AFIS Master Fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the CRMC under a liquidity risk management program adopted by the AFIS Master Funds’ board and administered by CRMC. The AFIS Master Funds may incur significant additional costs in disposing of illiquid securities.

Securities lending activities. Certain AFIS Master Funds may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the AFIS Master Fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the AFIS Master Fund will not have the right to vote on securities while they are on loan, the AFIS Master Fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The AFIS Master Fund has delegated the decision to lend portfolio securities to CRMC. CRMC also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event CRMC deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the AFIS Master Fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the AFIS Master Fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The AFIS Master Fund will make loans only to parties deemed by CRMC to be in good standing and when, in CRMC’s judgment, the income earned would justify the risks.

Citibank, N.A. (“Citibank”) serves as securities lending agent for the AFIS Master Funds that may lend portfolio securities. As the securities lending agent, Citibank administers each such AFIS Master Fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the AFIS Master Fund and Citibank. Under the terms of the agreement, Citibank is responsible for making available to approved borrowers securities from the AFIS Master Fund portfolio. Citibank is also responsible for the administration and management of the AFIS Master Fund securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the AFIS Master Fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, Citibank receives a portion of the amount earned by the AFIS Master Fund for lending securities.

The following table sets forth, for the AFIS Master Fund’s most recently completed fiscal year, the AFIS Master Fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the AFIS Master Fund’s annual report, which reflects estimated accruals.

AFIS Global Growth Master Fund

Gross income from securities lending activities	$872,637
Fees paid to securities lending agent from a revenue split	43,629
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	43,629
Net income from securities lending activities	828,952

AFIS Global Small Capitalization Master Fund

Gross income from securities lending activities	$1,140,345
Fees paid to securities lending agent from a revenue split	56,968
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	56,968
Net income from securities lending activities	1,082,419

AFIS Growth Master Fund

Gross income from securities lending activities	$768,167
Fees paid to securities lending agent from a revenue split	38,409
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	38,409
Net income from securities lending activities	729,758

AFIS New World Master Fund

Gross income from securities lending activities	$321,106
Fees paid to securities lending agent from a revenue split	16,055
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	16,055
Net income from securities lending activities	305,051

AFIS Asset Allocation Master Fund

Gross income from securities lending activities	$1,180,363
Fees paid to securities lending agent from a revenue split	59,019
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	59,019
Net income from securities lending activities	1,121,344

AFIS International Master Fund

Gross income from securities lending activities	$781,631
Fees paid to securities lending agent from a revenue split	39,082
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	39,082
Net income from securities lending activities	742,550

AFIS Washington Mutual Investors Master Fund

Gross income from securities lending activities	$116,292
Fees paid to securities lending agent from a revenue split	5,815
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	5,815
Net income from securities lending activities	110,477

AFIS Growth-Income Master Fund

Gross income from securities lending activities	$777,382
Fees paid to securities lending agent from a revenue split	38,869
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	38,869
Net income from securities lending activities	738,513

AFIS Capital Income Builder Master Fund

Gross income from securities lending activities	$59,821
Fees paid to securities lending agent from a revenue split	2,991
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	2,991
Net income from securities lending activities	56,830

Securities With Equity And Debt Characteristics. The AFIS Master Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa.

Preferred Stock - Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible Securities - A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an AFIS Master Fund is called for redemption or conversion, the AFIS Master Fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid Securities - A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Synthetic local access instruments. Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investment in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Variable and Floating Rate Obligations. The interest rates payable on certain securities and other instruments in which certain of the AFIS Master Funds may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the AFIS Master Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the AFIS Master Fund’s shares.

The London Interbank Offered Rate (“LIBOR”) is one of the most widely used interest rate benchmarks and is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA and ICE Benchmark Administration, Limited (IBA), the administrator of LIBOR, announced that the publication of the one-week and two-month USD LIBOR maturities and non-USD LIBOR maturities will cease immediately after December 31, 2021, with the remaining USD LIBOR maturities ceasing immediately after June 30, 2023. As a result, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on certain loans, bonds, derivatives and other instruments in the AFIS Master Fund’s portfolio.

In light of its eventuality, public and private sector industry initiatives are currently have been underway to identify new or alternative reference rates to be used in place of LIBOR. In the US, the Alternative Reference Rates Committee (ARCC), a group of market participants convened to help ensure a successful transition away from USD LIBOR, has identified the Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as its preferred alternative rate. Working groups and regulators in other countries have suggested other alternative rates for their markets. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This, in turn, may affect the value or return on certain of the AFIS Master Fund’s investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Relatedly, there are outstanding contracts governing bonds and other instruments which reference LIBOR that are due to mature beyond the end of the LIBOR cessation date. These “legacy contracts” will need to be transitioned to an alternative reference rate, and a failure to do so may adversely impact the security (for example, under existing contract language the instrument could fall back to a fixed rate or have no fallback rate) and create contractual uncertainty, as well as market and litigation risk. Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts is not yet known. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform.

Warrants and Rights. Warrants and rights may be acquired by the AFIS Master Funds in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Washington Mutual Investors Fund and its Investment Policies. The Washington Mutual Investors Master Fund has an Eligible List of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Numerous criteria govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s Ratings Services; and (e) companies must not derive the majority of their revenues from alcohol or tobacco products. The investment adviser generates and maintains the Eligible List and selects the fund’s investments exclusively from the issuers on the Eligible List.

Although the fund generally invests in U.S. companies, the Washington Mutual Investors Master Fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States. The Washington Mutual Investors Master Fund may also hold securities of companies domiciled outside the U.S. when such companies have merged with or otherwise acquired a company in which the Washington Mutual Investors Master Fund held shares at the time of the merger.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and a continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule, pursuant to which a fiduciary is generally required to invest and manage trust assets as a prudent investor would, involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the Washington Mutual Investors Master Fund to see that it, along with other investments, meets the requirements of the specific trust.

FUNDAMENTAL AND OPERATING POLICIES

A.	INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS (EXCEPT JNL/AMERICAN FUNDS FEEDER FUNDS)

THIS SECTION DESCRIBES INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS EXCEPT THE FEEDER FUNDS. ACCORDINGLY, ALL REFERENCES TO A “FUND” OR THE “FUNDS” IN THIS SECTION. DO NOT INCLUDE THE JNL/AMERICAN FUNDS FEEDER FUNDS. A DESCRIPTION OF INVESTMENT RESTRICTIONS APPLICABLE TO THE JNL/AMERICAN FUNDS FEEDER FUNDS (AND THE MASTER FUNDS) APPEARS IN SECTION UNDER THE HEADING “INVESTMENT RESTRICTIONS APPLICABLE TO JNL/AMERICAN FUNDS FEEDER FUNDS” BEGINNING ON PAGE 129 OF THIS SAI.

Fundamental Policies. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

(1)       Each Fund, except the JNL Multi-Manager U.S. Select Equity Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, JNL/T. Rowe Price Established Growth Fund, JNL/WCM China Quality Growth Fund, and JNL/Western Asset Global Multi-Sector Bond Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

With respect to those Funds that are excepted above, this policy is not a fundamental policy.

(2)       No Fund (except for the JNL Multi-Manager Emerging Markets Equity Fund, JNL/BlackRock Global Natural Resources Fund, JNL/First Sentier Global Infrastructure Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Mellon World Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq ® 100 Index Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, JNL/WCM Focused International Equity Fund, and JNL/WMC Global Real Estate Fund) may invest more than 25% (for the JNL/WMC Global Real Estate Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities). The term “industry” is broad and may reasonably be interpreted to be classified differently among the Sub-Advisers. It is important to note that industry classification may be very narrow. For example, the telecommunications industry is comprised of several services, which are considered separate industries by the Sub-Advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created. As another example, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel. As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

The JNL Multi-Manager Emerging Markets Equity Fund may concentrate its investments in the banking industry.

The JNL/BlackRock Global Natural Resources Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. Under certain circumstances, however, the Fund may concentrate its investments in one or more of these sectors. In addition, the Fund will concentrate its investments in one or more issuers in the natural resources related industries.

The JNL/First Sentier Global Infrastructure Fund may concentrate its investments in publicly traded equity securities of infrastructure companies. The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

The JNL/Heitman U.S. Focused Real Estate Fund may concentrate its investments in equity securities issued by real estate companies operating in the United States, including REITs.

The JNL/Lord Abbett Short Duration Income Fund may invest more than 25% of its assets in mortgage-backed securities and, for purposes of this restriction, does not consider mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, as representing interests in any particular industry or group of industries.

With respect to the JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon World Index Fund, and JNL/Mellon Nasdaq® 100 Index Fund, there are no limitations on the concentration of the investments held by any Fund in any particular industry or group of industries. However, because each of the JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, and JNL/Mellon Communication Services Sector Fund invests primarily in common stocks of companies within specific industries, these Sector Funds’ performance is closely tied to, and affected by, those specific industries. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions. As a result of these factors, stocks in which these Sector Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

The JNL/Mellon Consumer Staples Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar US Consumer Defensive TR Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the consumer staples sector to the extent such industries are represented in the Index.

The JNL/Mellon Utilities Sector Fund invests under normal circumstances at least 80% of its assets in the stocks included in the Morningstar US Utilities TR Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the utilities sector to the extent such industries are represented in the Index.

The JNL/Morningstar PitchBook Listed Private Equity Index Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Morningstar PitchBook Developed Markets Listed Private Equity Index SM. The Fund may concentrate its investments in the capital markets industry to the extent that the Index the Fund is designed to track is also so concentrated. As such, the Fund’s investments may be concentrated in the private equity/venture capital industry.

The JNL/Morningstar U.S. Sustainability Index Fund seeks to track the performance of the Morningstar® US Sustainability Index℠ (the “Index”), which is designed to provide broad US equity market exposure with lower environmental, social and governance (“ESG”) risk.  The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

The JNL/Morningstar Wide Moat Index Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Morningstar® Wide Moat Focus IndexSM (“Index”). The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

The JNL/Neuberger Berman Gold Plus Strategy Fund concentrates its investments in the metals and mining industry and therefore invests 25% or more of its total assets in such industry.

The JNL/WMC Global Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. (3) No Fund may invest directly in real estate or interests in real estate (except for the JNL/WMC Global Real Estate Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

(3)       No Fund may invest directly in real estate or interests in real estate (except for the JNL/WMC Global Real Estate Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

(4)       The JNL/JPMorgan U.S. Value Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction.

(5)       With respect to each Fund other than the JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, and JNL/Mellon World Index Fund, no Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities). Such limitations do not apply to any Fund’s wholly owned subsidiary or controlled foreign corporation.

(6)       With respect to each Fund other than the JNL/American Funds Global Growth Fund, JNL/American Funds Growth Fund, JNL Conservative Allocation Fund, JNL/DoubleLine® Total Return Fund, JNL/Newton Equity Income Fund, JNL Moderate Allocation Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DFA U.S. Small Cap Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/WCM Focused International Equity Fund, no Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the Invesco sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

With respect to the JNL Conservative Allocation Fund, JNL/DoubleLine® Total Return Fund, JNL/Newton Equity Income Fund, JNL Moderate Allocation Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DFA U.S. Small Cap Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/WCM Focused International Equity Fund, no Fund may lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(7)       No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(8)       No Fund may invest more than 15% of its net assets (5% in the case of the JNL/WMC Government Money Market Fund and 10% in the case of the JNL/Invesco Global Growth Fund) in illiquid securities.

(9)       With respect to each Fund other than the JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, no Fund may borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

With respect to the JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, a Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund’s assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(10)        With respect to the JNL Conservative Allocation Fund, JNL/DoubleLine® Total Return Fund, JNL/Newton Equity Income Fund, JNL/Moderate Allocation Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DFA U.S. Small Cap Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/WCM Focused International Equity Fund, no Fund may issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

With respect to JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, no Fund may issue senior securities.

(11)       The JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

Operating Policies. The Funds also have adopted non-fundamental investment restrictions. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

For each Fund, to the extent applicable:

(a)	The Fund intends to comply with the CFTC regulations and NFA requirements limiting the Fund’s investments in futures and options for non-hedging purposes, however, this policy does not apply with respect to satisfying the requirements under CFTC Rule 4.5.

(b)	The Fund of Funds will look through to the investment of the Underlying Funds for purposes of determining diversification requirements.

For the JNL/Invesco Small Cap Growth Fund:

(a)	The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales (“against the box”) at any one time.

(b)	The Fund may not invest more than 15% of its net assets in REITs.

(c)	The Funds will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund’s total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s total assets.

(d)	The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

(e)	The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

For the JNL/JPMorgan U.S. Government & Quality Bond Fund:

(a)	The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. Government securities or debt obligations of corporations, including medium term notes and US dollar issues of foreign corporations and U.S. dollar denominated foreign government securities rated AAA, AA, A, or BBB by S&P Ratings Services or AAA, AA, A or BAA by Moody’s, or if unrated, determined to be of comparable quality.

(b)	The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

(c)	The Fund may invest up to 20% of its total assets in “zero coupon” bonds or “strips.”

For the JNL/PPM America High Yield Bond Fund:

(a)	The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock, in which the Fund may invest without limit) when consistent with its objective.

(b)	To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

(c)	There may be times when, in the Sub-Adviser’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of the Fund’s shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than Baa by Moody’s or BBB by S&P Ratings Services, or of comparable quality.

(d)	In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P Ratings Services or P-2 or better by Moody’s or which, in the Sub-Adviser’s determination, are of comparable quality; certificates of deposit; banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to such obligations.

For the JNL/WMC Value Fund:

(a)	The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

(b)	The Fund may not make short sales of securities (except short sales against the box).

(c)	The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(d)	The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(e)	The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

(f)	The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund’s total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund’s total assets. Likewise, the Fund may not sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund’s assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

B.	INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

Non-Fundamental Investment Restrictions. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Fund (except a Master Fund or a Feeder Fund) may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, corporate actions, restructurings – related to bankruptcy proceedings or otherwise, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (TBA) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time. See “Temporary defensive positions and large cash positions risk” in the Prospectus.

Operating Policies. The Trustees have adopted additional investment restrictions for the Funds. The restrictions or operating policies of the Funds may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a)       The Funds (other than the following Funds: JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Growth Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. The Feeder Funds will acquire securities of registered open-end investment companies in reliance upon Section 12(d)(1)(E) of the 1940 Act. The Feeder Funds are JNL/American Funds Balanced Fund, JNL/American Funds Bond Fund of America Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund, JNL/American Funds Global Growth Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/American Funds Washington Mutual Investors Fund, JNL/Mellon Bond Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon International Index Fund, JNL/Mellon Small Cap Index Fund, and JNL/Mellon S&P 400 MidCap Index Fund.

(b)       However, the Funds may invest in investment companies, including unit investment trusts, to the extent permitted under Rule 12d1-1, Rule 12d1-3, and Rule 12d1-4 under the 1940 Act, as applicable.

Minimum Requirement of Rule 35d-1. Certain of the Funds, as noted in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund that was adopted pursuant to the requirements of Rule 35d-1. This includes Funds of the Trust with names such as “equity,” “stock,” “bond,” “U.S. Government,” “small, mid or large-cap,” or “high yield,” or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as “growth,” “value” or “global.”

Insurance Law Restrictions. In connection with the Trust’s agreement to sell shares in the Funds to the separate accounts of Jackson and Jackson NY, JNAM and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action, which might include ceasing to make investments in the Fund or Trust withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

C.	INVESTMENT RESTRICTIONS APPLICABLE TO THE JNL/AMERICAN FUNDS FEEDER FUNDS

Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

Each JNL/American Funds Feeder Fund has adopted the following fundamental investment restrictions; however, as long as the JNL/American Funds Feeder Funds remain invested in the corresponding AFIS Master Funds, each JNL/American Funds Feeder Fund is subject to such AFIS Master Fund’s restrictions as well, even if the AFIS Master Funds’ restrictions are more restrictive. If one or more JNL/American Funds Feeder Funds withdraws from its corresponding Master Fund and engages JNAM or a Sub-Adviser to provide portfolio management services to the JNL/American Funds Feeder Fund, that Feeder Fund would no longer be subject to the corresponding Master Fund’s investment restrictions and would be subject solely to the following investment restrictions.

All percentage limitations in the following JNL/American Funds Feeder Fund policies are considered at the time securities are purchased and are based on a JNL/American Funds Feeder Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable JNL/American Funds Feeder Fund. In managing a JNL/American Funds Feeder Fund, the JNL/American Funds Feeder Fund’s investment adviser may apply more restrictive policies than those listed below.

1.	JNL/AMERICAN FUNDS FEEDER FUND POLICIES

Fundamental Policies – The investment objectives and principal investment strategies of the JNL/American Funds Feeder Funds are set forth in the JNL/American Funds Feeder Funds’ prospectus. Each JNL/American Funds Feeder Fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.	Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each JNL/American Funds Feeder Fund may not:

i.	Borrow money;

ii.	Issue senior securities;

iii.	Underwrite the securities of other issuers;

iv.	Purchase or sell real estate or commodities;

v.	Make loans; or

vi.          Purchase the securities of any issuer if, as a result of such purchase, a JNL/American Funds Feeder Fund’s investments would be concentrated in any particular industry.

b.	A JNL/American Funds Feeder Fund may not invest in companies for the purpose of exercising control or management.

Additional information about fundamental policies — The information below is not part of the JNL/American Funds Feeder Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the JNL/American Funds Feeder Funds.

For purposes of fundamental policy a.i., a JNL/American Funds Feeder Fund may borrow money in amounts of up to 33-1/ 3% of its respective total assets from banks for any purpose, and may borrow up to 5% of its respective total assets from banks or other lender for temporary purposes.

For purposes of fundamental policy a.v., a JNL/American Funds Feeder Fund may not lend more than 33-1/3% of its respective total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., a JNL/American Funds Feeder Fund may not invest 25% or more of its respective total assets in the securities of issuers in the same industry.

2.	AFIS MASTER FUND POLICIES

All percentage limitations in the following AFIS Master Fund policies are considered at the time securities are purchased and are based on an AFIS Master Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by an AFIS Master Fund. In managing an AFIS Master Fund, CRMC may apply more restrictive policies than those listed below.

Fundamental policies — The AFIS Master Funds have adopted the following policies, which may not be changed without approval by holders of a majority of an AFIS Master Fund’s outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.             Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, an AFIS Master Fund may not:

i.	Borrow money;

ii.	Issue senior securities;

iii.	Underwrite the securities of other issuers;

iv.	Purchase or sell real estate or commodities;

v.	Make loans; or

vi.           Purchase the securities of any issuer if, as a result of such purchase, an AFIS Master Fund’s investments would be concentrated in any particular industry.

b.            An AFIS Master Fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

An AFIS Master Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about fundamental policies — The information below is not part of the AFIS Master Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the AFIS Master Funds.

For purposes of fundamental policy a.i., the AFIS Master Funds may borrow money in amounts of up to 33 1/3% of their total assets from banks for any purpose, and may borrow up to 5% of their total assets from banks or other lender for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policy a.v., the AFIS Master Funds may not lend more than 33 1/3% of their total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., the AFIS Master Funds may not invest 25% or more of their total assets in the securities of issuers in the same industry.

D.	NON-FUNDAMENTAL TAX RESTRICTIONS OF ALL FEEDER FUNDS (INCLUDING JNL/MELLON FEEDER FUNDS)

Each Feeder Fund structured as a Regulated Investment Company must:

a.          Maintain its assets so that, at the close of each quarter of its taxable year, it will qualify as a “Regulated Investment Company” under Subchapter M of the Code.

b.          Distribute taxable net investment income and capital gains to shareholders in amounts that will avoid U.S. federal income and excise tax.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board to the extent appropriate in light of changes to applicable tax law requirements.

E.	CLASSIFICATION OF ALL FEEDER FUNDS (INCLUDING JNL/MELLON FEEDER FUNDS)

Each Feeder Fund (except for the JNL/American Funds Capital World Bond Fund), through investments made by its corresponding Master Fund, is a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each Feeder Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Feeder Fund’s assets nor more than 10% of the outstanding voting securities of such issuer. JNL/American Funds Capital World Bond Fund, through investments made by the American Funds Capital World Bond Fund, has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund, such as JNL/American Funds Capital World Bond Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since many factors affecting a given company could affect performance of the fund to a greater degree. A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

Trustees AND OFFICERS OF THE Trust

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board. The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees for the other investment companies in the Fund Complex (as defined below). The Officers also serve as Officers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.  Information regarding the board of trustees of the Master Funds is available in the Master Funds’ statement of additional information, which is delivered together with this SAI.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies: JNL Series Trust (130 portfolios) and JNL Investors Series Trust (2 portfolios) (as used in this section, the term Funds refers to all of the portfolios offered by the Fund Complex).

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (55) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	132

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 8/2014 to 12/2020, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present)

Other Directorships Held by Trustee During Past 5 Years: Interested Trustee/Manager of other investment companies advised by JNAM (4/2015 to 12/2020, 1/2007 to 12/2020, and 8/2012 to 7/2018)
Independent Trustees
Eric O. Anyah (54) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	132
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)
Michael J. Bouchard (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	132
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 4/2000 to 12/2020, and 8/2012 to 7/2018)
Ellen Carnahan (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2023 to present)	132
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director and Audit Committee Member (11/2016 to present), Governance Committee Member (11/2016 to 3/2018), and Compensation Committee Chair (3/2018 to present), Paylocity Holding Corporation; Director, Audit Committee Member, and Governance Committee Member (5/2015 to present) and Audit Committee Chair (3/2019 to present), ENOVA International Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)

Michelle Engler (64) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	132
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 4/2000 to 12/2020, and 8/2012 to 7/2018)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
John W. Gillespie (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	132

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)
William R. Rybak (71) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	132
Principal Occupation(s) During Past 5 Years: Private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present) and Board Chair (2/2016 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020, and 8/2012 to 7/2018)

Mark S. Wehrle (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	132
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019); Retired Certified Public Accountant (1/2011 to present)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee/Manager of other investment companies advised by JNAM and/or an affiliate of JNAM (1/2018 to 12/2020, 1/2018 to 7/2018, and 7/2013 to 12/2020)

Edward C. Wood (66) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee [2] (12/2013 to present)	132
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)
Patricia A. Woodworth (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	132

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020); Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (11/2007 to 8/2018)

Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020, and 8/2012 to 7/2018)
[1]	Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2]	The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.
[3]	The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (38) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to 8/2021); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 3/2016 to 12/2020, 5/2012 to 12/2020, and 3/2016 to 7/2018); Assistant Secretary (1/2021 to present), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021) of an investment company advised by PPM America, Inc.

Garett J. Childs (42) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to present); Vice President of other investment companies advised by JNAM (2/2019 to present and 2/2019 to 12/2020); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (49) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Director, Legal of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present, 9/2007 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018)

Richard J. Gorman (56) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present and 8/2018 to 12/2020), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (47) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of other investment companies advised by JNAM (11/2012 to present, 11/2012 to 12/2020, 5/2014 to 12/2020, and 11/2012 to 7/2018)

Daniel W. Koors (51) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to 6/2020)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, 10/2011 to 12/2020, and 9/2016 to 7/2018); Principal Financial Officer (11/2017 to 01/2021), Treasurer (11/2017 to 01/2021), and Vice President (11/2017 to present) of an investment company advised by PPM America, Inc.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (46) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Regulatory Analyst of JNAM (5/2021 to present); Regulatory Analyst of JNAM (1/2018 to 5/2021); Regulatory Analyst of Jackson (2/2014 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (6/2012 to present, 6/2012 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018)

Adam C. Lueck (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 3/2018 to 12/2020, 12/2015 to 12/2020, and 1/2018 to 7/2018)

Mia K. Nelson (39) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director, Tax of JNAM (3/2015 to 3/2017); Assistant Vice President of other investment companies advised by JNAM (8/2017 to present, 8/2017 to 12/2020, 9/2017 to 12/2020, and 8/2017 to 7/2018)

Joseph B. O’Boyle (59) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present, 1/2018 to 12/2020, and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present)

Susan S. Rhee (50) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (2/2004 to present, 2/2004 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present)

Andrew Tedeschi (57) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2020 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to present); Controller, Fund Administration, Harris Associates L.P. (12/2007 to 12/2018); and Vice President (2/2008 to 12/2018), Treasurer (10/2018 to 12/2018), and Assistant Treasurer (2/2008 to 10/2018) of the Oakmark Funds

Board of Trustees Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. The Board consists of nine Trustees who are not “interested persons” of the Trust (“Independent Trustees”) and one interested Trustee. The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee and management. The Board had five meetings in the last fiscal year.

The Chairman of the Board is a disinterested Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has an Audit Committee, a Governance Committee, and three Investment Committees. Each committee is comprised exclusively of Independent Trustees, with the exception of one of the Investment Committees, which has the Interested Trustee as a member, and each is chaired by one or more different Independent Trustees. The independent chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Adviser(s), portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, Jackson executives and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. Messrs. Anyah, Gillespie, Rybak, and Wehrle are members of the Audit Committee. Mr. Wehrle serves as Chair of the Audit Committee. Mr. Wood is an ex officio member of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Michelle Engler, P.O. Box 30902, Lansing, Michigan 48909-8402. Mses. Engler, Carnahan, and Woodworth and Mr. Bouchard are members of the Governance Committee. Ms. Engler serves as Chair of the Governance Committee. Mr. Wood is an ex officio member of the Governance Committee. The Governance Committee had four meetings in the last fiscal year.

The three Investment Committees review the performance of the Funds. Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each Independent Trustee sits on one of the three Committees. Mses. Carnahan and Woodworth and Mr. Wehrle are members of Investment Committee A. Ms. Carnahan serves as Chair of Investment Committee A. Messrs. Anyah, Nerud, and Wood and Ms. Engler are members of Investment Committee B. Mr. Anyah serves as Chair of Investment Committee B. Messrs. Bouchard, Gillespie, and Rybak are members of Investment Committee C. Mr. Gillespie serves as Chair of Investment Committee C. In the last fiscal year, Investment Committees A, B and C had five meetings.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2021, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, held a position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2021, the Trustees beneficially owned the following interests in shares of the Funds:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Mark D. Nerud[1]	Over $100,000	Over $100,000
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/WMC Value Fund
Eric O. Anyah[3]	None	Over $100,000
Michael Bouchard[3]	None	Over $100,000
Ellen Carnahan[3]	None	Over $100,000
Michelle Engler[2]	$1 - $10,000	Over $100,000
JNL/American Funds New World Fund
JNL/Causeway International Value Select Fund
$10,001 - $50,000
JNL Multi-Manager Small Cap Growth Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
$50,001 - $100,000
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Value Fund
John Gillespie[3]	None	Over $100,000
William R. Rybak[2]	Over $100,000	Over $100,000
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
Mark S. Wehrle[3]	None	Over $100,000
Edward Wood[3]	None	Over $100,000
Patricia A. Woodworth[3]	None	Over $100,000

1 The beneficial interests of Mr. Nerud in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.

2 Mr. Rybak and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Funds.

3 These Trustees hold investments through the deferred compensation plan in “clone” retail funds run by Sub-Advisers on the JNL platform, which may include retail clones of each of the sleeves of the JNL Multi-Manager Funds. The investments are not in the Funds themselves.

As is described in the Prospectus, shares in the Funds are sold only to separate accounts of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity and variable life contracts (“Contracts”) and to non-qualified retirement plans and to other affiliated funds.

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2021, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust. Effective January 1, 2022, each Independent Trustee is paid by the Fund Complex an annual retainer of $360,000. The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. The Chairman of the Board of Trustees receives an additional annual retainer of $105,000. The Chair of the Audit Committee receives an additional annual retainer of $30,000 for his services in that capacity. The Chair of the Governance Committee receives an additional annual retainer of $25,000 for her services in that capacity. The Chair of each Investment Committee receives an additional annual retainer of $25,000 for his or her services in that capacity.

The Independent Trustees receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, the Independent Trustees do not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather receive the greater of $2,500 or the meeting fee.

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2021:

	Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
	Eric O. Anyah	$355,024	$0	$0	$361,000	[2]
	Michael Bouchard	$333,880	$0	$0	$339,500
	Ellen Carnahan	$358,958	$0	$0	$365,000	[3]
	William J. Crowley, Jr.	$338,306	$0	$0	$344,000
	Michelle Engler	$359,488	$0	$0	$365,539
	John Gillespie	$355,024	$0	$0	$361,000	[4]
	William R. Rybak	$331,421	$0	$0	$337,000
	Mark S. Wehrle	$364,859	$0	$0	$371,000	[5]
	Edward Wood[6]	$426,816	$0	$0	$434,000	[7]
	Patricia Woodworth	$345,244	$0	$0	$351,055

[1]	The fees paid to the Independent Trustees are paid for combined service on the Boards of the JNL Series Trust and JNL Investors Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,629,094.
[2]	Amount includes $252,700 deferred by Mr. Anyah.
[3]	Amount includes $182,500 deferred by Ms. Carnahan.
[4]	Amount includes $180,500 deferred by Mr. Gillespie.
[5]	Amount includes $74,200 deferred by Mr. Wehrle.
[6]	Mr. Wood is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.
[7]	Amount includes $212,000 deferred by Mr. Wood.

Neither the Trust nor any of the other investment companies in the Fund Complex have adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

The Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Michelle Engler, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

●	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;
●	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;
●	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and
●	The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Jackson Financial, Inc. (“Jackson”) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Jackson or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” JNAM is an indirect, wholly owned subsidiary of Jackson, a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

Additional Information Concerning The Trustees

Below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Interested Trustee

Mark D. Nerud. Mr. Nerud is President and CEO of the Adviser and President and CEO of other investment companies advised by the Adviser. Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years. Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser. Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his financial and accounting experience, academic background, and his approximately 15 years of experience as Trustee of the Fund Complex.

Independent Trustees

Eric O. Anyah. Mr. Anyah is the Chief Financial Officer of The Museum of Fine Arts, Houston. Mr. Anyah has a Bachelor’s degree from University of Illinois at Chicago, where he majored in History of Art and Architecture, and a Master of Science in Accounting also from the University of Illinois at Chicago.

The Board considered Mr. Anyah’s executive experience, his accounting and business experience, and his approximately four years of experience as a Trustee of the Fund Complex.

Michael Bouchard. Mr. Bouchard is currently the Sheriff of Oakland County, Michigan. Mr. Bouchard has a Bachelor’s degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately 21 years of experience as a Trustee of the Fund Complex.

Ellen Carnahan. Ms. Carnahan is a Principal of Machrie Enterprises LLC. Ms. Carnahan was formerly a Managing Director of William Blair Capital Management LLC. Ms. Carnahan is a board member of several corporate and philanthropic boards. Ms. Carnahan received a Bachelor of Business Administration from the University of Notre Dame and a Master’s of Business Administration from the University of Chicago.

The Board considered Ms. Carnahan’s executive experience, financial experience, academic background, and board experience with other companies and philanthropic organizations, as well as her approximately eight years of experience as a Trustee of the Fund Complex.

Michelle Engler. Ms. Engler was the Chairperson of the Board from January 2011 through December 2013. Ms. Engler is a practicing attorney. Ms. Engler is a former director of Federal Home Loan Mortgage Corporation. Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately 21 years of related experience as Trustee of the Fund Complex, including three years as Chairperson of the Board.

John Gillespie. Mr. Gillespie is an entrepreneur-in-residence at the University of California-Los Angeles Office of Intellectual Property. Mr. Gillespie was formerly the Financial Advisor of Yosi, Inc. and the Financial Officer and Executive Vice President for the Mentor Network. Mr. Gillespie is a board member of several philanthropic boards. Mr. Gillespie received a Bachelor of Arts from Harvard College and a Master’s of Business Administration from Harvard Business School.

The Board considered Mr. Gillespie’s executive experience, financial experience, academic background, and board experience with philanthropic organizations, as well as his approximately eight years of experience as a Trustee of the Fund Complex.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company. Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and his approximately 15 years of experience as a Trustee of the Fund Complex.

Mark S. Wehrle. Mr. Wehrle has over 35 years of general business experience, including specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner with Deloitte & Touche serving financial services entities, including mutual funds. Mr. Wehrle also served as a trustee to a previous investment company advised by JNAM from July 2013 to December 2020.

The Board considered Mr. Wehrle’s accounting, auditing and business experience and his approximately four years of experience as a Trustee of the Fund Complex.

Edward Wood. Mr. Wood is the Chairperson of the Board beginning in January 2020. Mr. Wood formerly served as Chief Operating Officer of McDonnell Investment Management, LLC. Mr. Wood was also formerly President and Principal Executive Officer of the Van Kampen family of mutual funds, Chief Administrative Officer of Van Kampen Investments and Chief Operating Officer of Van Kampen Funds, Inc. Mr. Wood received a Bachelor of Science from the Wharton School of the University of Pennsylvania.

The Board considered Mr. Wood’s executive experience, financial and accounting experience and academic background, as well as his approximately eight years of experience as a Trustee of the Fund Complex.

Patricia A. Woodworth. Ms. Woodworth is the Chief Financial Officer of the National Trust for Historic Preservation. Ms. Woodworth formerly served as Vice President, Chief Financial Officer, and Chief Operating Officer of The J. Paul Getty Trust. Ms. Woodworth was also formerly Executive Vice President for Finance and Administration and the Chief Financial Officer of the Art Institute of Chicago. Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately 15 years of experience as a Trustee of the Fund Complex.

PRINCIPAL HOLDERS OF THE Trust’S SHARES

As of October 21, 2022, [to be updated by amendment] the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund. Shareholders with a controlling interest could affect the outcome of a proxy vote or the direction of management of a Fund.

Because shares in the Trust are sold only to the separate accounts of Jackson, Jackson NY, certain Funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as Fund of Funds, and to certain non-qualified retirement plans, Jackson, through their separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting. Master Fund proxies solicited from Feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

As of October 21, 2022, the following persons beneficially owned 5% or more of the shares of the Fund(s) indicated below: [to be updated by amendment]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant investment divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of October 21, 2022, the following persons were deemed to have an indirect beneficial interest totaling more than 25% of any voting securities of the Fund(s): [to be updated by amendment]

Fund	Name and Address	Percentage of Shares Owned

The Goldman Sachs Managed Funds noted above are Funds of the Trust. The address for the Goldman Sachs Managed Funds and Jackson is 1 Corporate Way, Lansing, Michigan 48951.

INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

JNAM acts as investment adviser to each series of the Trust, other than the JNL/Mellon Master Funds, pursuant to an Investment Advisory and Management Agreement. JNAM acts as investment adviser to the JNL/Mellon Master Funds pursuant to a Unitary Fee Agreement, which took effect when the JNL/Mellon Master Funds commenced operations on April 26, 2021.

The Investment Advisory and Management Agreement and the Unitary Fee Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement and the Unitary Fee Agreement each provide that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus. The net fees paid by the Trust to the Adviser pursuant to the Investment Advisory and Management Agreement for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, were $868,456,999, $716,798,967, and $718,278,541, respectively.

The JNL/Goldman Sachs 4 Fund did not charge an investment advisory fee for the fiscal years ended December 31, 2020 and December 31, 2019. For the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, the fees incurred by each remaining Fund (after any fee waivers) pursuant to the Investment Advisory and Management Agreement are listed below. Effective April 26, 2021, the JNL/Goldman Sachs 4 Fund charges an investment advisory fee. A table outlining any fee waivers that reduced the advisory fee a Fund incurred immediately follows this table.

Fund	December 31, 2021	December 31, 2020	December 31, 2019
JNL/American Funds Balanced Fund	$12,857,472	$8,752,657	$6,884,968
JNL/American Funds Bond Fund of America Fund[1]	$82,413	N/A	N/A
JNL/American Funds Capital Income Builder Fund	$1,220,018	$766,126	$377,501
JNL/American Funds Capital World Bond Fund	$3,026,195	$2,873,126	$2,998,228
JNL/American Funds Global Growth Fund	$5,959,524	$3,611,439	$2,242,567
JNL/American Funds Global Small Capitalization Fund	$6,172,458	$4,580,714	$4,558,758
JNL/American Funds Growth Fund	$23,679,693	$11,774,920	$6,186,711
JNL/American Funds Growth-Income Fund	$52,540,712	$41,296,255	$38,961,104
JNL/American Funds International Fund	$14,038,420	$12,315,434	$13,560,728
JNL/American Funds New World Fund	$16,451,080	$12,984,384	$12,832,605
JNL/American Funds® Washington Mutual Investors Fund	$20,848,258	$16,928,794	$17,820,416
JNL Multi-Manager Alternative Fund	$14,219,557	$12,876,196	$13,748,878
JNL Multi-Manager Emerging Markets Equity Fund	$13,166,611	$9,382,328	$5,932,407
JNL Multi-Manager International Small Cap Fund	$5,286,083	$1,949,198	$2,045,179
JNL Multi-Manager Mid Cap Fund	$10,617,594	$7,285,842	$7,186,975

Fund	December 31, 2021	December 31, 2020	December 31, 2019
JNL Multi-Manager Small Cap Growth Fund	$19,296,589	$13,806,590	$12,776,769
JNL Multi-Manager Small Cap Value Fund	$11,894,947	$6,388,365	$7,864,871
JNL Multi-Manager U.S. Select Equity Fund[6]	N/A	N/A	N/A
JNL iShares Tactical Moderate Fund	$399,397	$332,630	$285,499
JNL iShares Tactical Moderate Growth Fund	$696,900	$576,758	$560,614
JNL iShares Tactical Growth Fund	$663,385	$499,100	$473,972
JNL/American Funds Moderate Growth Allocation Fund	$5,556,435	$4,545,789	$4,303,173
JNL/American Funds Growth Allocation Fund	$7,004,460	$5,318,773	$4,778,808
JNL/AB Sustainable Global Thematic Fund[2]	N/A	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund[3]	$1,168,383	$180,998	$88,278
JNL/Baillie Gifford International Growth Fund	$7,943,459	$5,382,558	$3,798,035
JNL/Baillie Gifford U.S. Equity Growth Fund[1]	$483,268	N/A	N/A
JNL/BlackRock Global Allocation Fund	$23,462,844	$20,322,968	$21,371,255
JNL/BlackRock Global Natural Resources Fund	$4,343,310	$3,197,783	$3,566,566
JNL/BlackRock Large Cap Select Growth Fund	$24,031,764	$20,158,009	$16,995,829
JNL/Causeway International Value Select Fund	$7,259,259	$6,147,867	$7,602,130
JNL/ClearBridge Large Cap Growth Fund	$7,180,340	$6,273,533	$4,219,320
JNL/DFA International Core Equity Fund[3]	$464,345	$382,527	$170,806
JNL/DFA U.S. Core Equity Fund	$5,807,942	$4,600,628	$4,815,086
JNL/DFA U.S. Small Cap Fund	$2,456,373	$858,092	$734,329
JNL/DoubleLine® Core Fixed Income Fund	$13,546,566	$13,977,131	$13,070,772
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$5,398,133	$4,184,682	$3,600,959
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$13,867,293	$10,589,920	$10,038,905
JNL/DoubleLine® Total Return Fund	$11,390,444	$11,714,490	$10,571,428
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$4,985,222	$4,499,251	$4,008,211
JNL/First Sentier Global Infrastructure Fund	$7,106,091	$6,641,890	$6,945,870
JNL/Franklin Templeton Income Fund	$8,973,404	$8,650,053	$10,740,813
JNL/Goldman Sachs 4 Fund	$10,578,908	N/A	N/A
JNL/GQG Emerging Markets Equity Fund	$8,757,541	$5,891,380	$4,629,192
JNL/Harris Oakmark Global Equity Fund	$6,177,563	$4,769,294	$6,026,894
JNL/Heitman U.S. Focused Real Estate Fund	$1,780,847	$1,170,666	$1,183,309
JNL/Invesco Diversified Dividend Fund	$5,484,156	$5,287,033	$3,214,464
JNL/Invesco Global Growth Fund	$13,654,199	$11,876,540	$12,463,391
JNL/Invesco Small Cap Growth Fund	$17,220,419	$12,075,078	$12,643,814
JNL/JPMorgan Global Allocation Fund	$8,472,014	$5,544,674	$277,542
JNL/JPMorgan Hedged Equity Fund	$2,891,772	$2,018,643	$1,038,199
JNL/JPMorgan MidCap Growth Fund	$18,872,326	$13,636,525	$11,436,640
JNL/JPMorgan U.S. Government & Quality Bond Fund	$5,007,867	$5,541,316	$3,242,117
JNL/JPMorgan U.S. Value Fund	$6,231,500	$4,206,714	$4,847,512
JNL/Lazard International Strategic Equity Fund	$3,214,895	$2,006,645	$1,252,080
JNL/Loomis Sayles Global Growth Fund	$5,290,966	$3,411,217	$1,570,450
JNL/Lord Abbett Short Duration Income Fund[4]	$2,398,658	$467,476	N/A
JNL/Mellon DowSM Index Fund	$2,397,202	$1,854,069	$1,719,730
JNL/Mellon Emerging Markets Index Fund[5]	$2,924,278	$2,653,518	$2,921,905
JNL/Mellon World Index Fund	$761,811	$643,473	$667,227
JNL/Mellon Nasdaq® 100 Index Fund	$10,203,644	$7,421,391	$5,128,026
JNL/Mellon S&P 500 Index Fund	$12,260,448	$9,820,222	$9,038,379
JNL/Mellon S&P 400 MidCap Index Fund[5]	$5,155,825	$4,098,445	$4,264,236
JNL/Mellon Small Cap Index Fund[5]	$4,240,434	$3,183,956	$3,492,462
JNL/Mellon International Index Fund[5]	$3,659,900	$2,513,317	$2,730,973
JNL/Mellon Bond Index Fund[5]	$2,128,994	$2,063,318	$1,826,736
JNL/Mellon U.S. Stock Market Index Fund	$7,475,014	$1,311,339	$859,531
JNL/Mellon Communication Services Sector Fund	$645,036	$385,976	$311,095
JNL/Mellon Consumer Discretionary Sector Fund	$3,450,804	$2,449,995	$2,291,303
JNL/Mellon Consumer Staples Sector Fund	$450,570	$401,084	$218,471
JNL/Mellon Energy Sector Fund	$2,256,506	$1,463,015	$2,063,276
JNL/Mellon Financial Sector Fund	$2,699,008	$1,872,946	$2,298,124

	Fund	December 31, 2021	December 31, 2020	December 31, 2019
	JNL/Mellon Healthcare Sector Fund	$6,843,805	$5,787,116	$5,483,802
	JNL/Mellon Industrials Sector Fund	$426,821	$165,337	$142,948
	JNL/Mellon Information Technology Sector Fund	$8,901,195	$6,818,270	$5,201,311
	JNL/Mellon Materials Sector Fund	$351,698	$90,319	$53,089
	JNL/Mellon Real Estate Sector Fund	$383,696	$256,263	$280,224
	JNL S&P 500 Index Fund	$465,713	$230,540	$107,842
	JNL/Mellon Utilities Sector Fund	$559,185	$606,103	$502,157
	JNL/MFS Mid Cap Value Fund	$11,072,712	$7,662,724	$7,443,602
	JNL/Morningstar PitchBook Listed Private Equity Index Fund[1]	$9,648	N/A	N/A
	JNL/Morningstar U.S. Sustainability Index Fund	$553,895	$236,800	$112,970
	JNL/Morningstar Wide Moat Index Fund	$1,999,480	$1,524,619	$1,108,108
	JNL/Neuberger Berman Commodity Strategy Fund	$94,095	$165,232	$542,248
	JNL/Neuberger Berman Gold Plus Strategy Fund[2]	N/A	N/A	N/A
	JNL/Neuberger Berman Strategic Income Fund	$4,048,884	$3,911,458	$3,714,242
	JNL/Newton Equity Income Fund	$1,929,917	$1,180,845	$1,572,759
	JNL/PIMCO Income Fund	$8,080,990	$7,692,685	$6,500,716
	JNL/PIMCO Investment Grade Credit Bond Fund	$5,694,004	$5,287,824	$1,996,452
	JNL/PIMCO Real Return Fund	$6,657,847	$5,453,566	$6,411,723
	JNL/PPM America Floating Rate Income Fund	$5,529,918	$5,445,494	$7,101,393
	JNL/PPM America High Yield Bond Fund	$6,440,260	$6,235,038	$6,976,760
	JNL/PPM America Total Return Fund	$7,428,077	$6,315,159	$4,807,180
	JNL/RAFI® Fundamental U.S. Small Cap Fund[3]	$918,952	$630,497	$389,207
	JNL/RAFI® Multi-Factor U.S. Equity Fund[3]	$4,674,299	$4,159,031	$2,491,328
	JNL/T. Rowe Price Balanced Fund	$2,957,736	$2,498,650	$2,747,674
	JNL/T. Rowe Price Capital Appreciation Fund	$55,059,796	$37,795,054	$26,328,508
	JNL/T. Rowe Price Established Growth Fund	$55,901,751	$45,788,235	$41,859,750
	JNL/T. Rowe Price Mid-Cap Growth Fund	$40,455,258	$34,606,704	$35,833,077
	JNL/T. Rowe Price Short-Term Bond Fund	$5,332,293	$4,883,919	$4,976,665
	JNL/T. Rowe Price U.S. High Yield Fund	$3,678,927	$2,821,579	$3,650,648
	JNL/T. Rowe Price Value Fund	$24,781,986	$19,168,209	$20,775,153
	JNL/Vanguard Moderate ETF Allocation Fund	$1,095,203	$756,703	$466,944
	JNL/Vanguard Moderate Growth ETF Allocation Fund	$1,762,079	$955,277	$633,152
	JNL/Vanguard Growth ETF Allocation Fund	$3,501,699	$1,016,427	$690,151
	JNL/WCM China Quality Growth Fund[2]	N/A	N/A	N/A
	JNL/WCM Focused International Equity Fund	$15,150,545	$12,021,636	$9,662,270
	JNL/Westchester Capital Event Driven Fund	$1,338,796	$1,896,506	$2,919,673
	JNL/Western Asset Global Multi-Sector Bond Fund	$3,234,155	$4,251,265	$8,447,717
	JNL/William Blair International Leaders Fund	$6,122,944	$5,308,710	$5,765,697
	JNL/WMC Balanced Fund	$31,208,633	$26,999,721	$26,165,493
	JNL/WMC Equity Income Fund	$3,005,821	$2,227,878	$1,429,363
	JNL/WMC Global Real Estate Fund	$5,687,653	$5,585,537	$7,952,045
	JNL/WMC Government Money Market Fund	$3,631,058	$3,388,797	$2,110,461
	JNL/WMC Value Fund	$6,075,230	$5,192,363	$5,127,291
	JNL/Goldman Sachs Managed Conservative Fund	$1,212,182	$1,209,635	$1,244,244
	JNL/Goldman Sachs Managed Moderate Fund	$2,516,404	$2,460,525	$2,598,699
	JNL/Goldman Sachs Managed Moderate Growth Fund	$4,704,111	$4,419,964	$4,666,108
	JNL/Goldman Sachs Managed Growth Fund	$4,719,849	$4,249,299	$4,377,887
	JNL/Goldman Sachs Managed Aggressive Growth Fund	$2,425,051	$2,047,972	$2,030,958
	JNL Conservative Allocation Fund	$868,619	$752,983	$555,238
	JNL Moderate Allocation Fund	$2,488,705	$1,816,015	$730,392
	JNL Moderate Growth Allocation Fund	$4,245,406	$3,280,210	$2,097,401
	JNL Growth Allocation Fund	$2,371,513	$2,037,465	$2,113,632
	JNL Aggressive Growth Allocation Fund	$1,665,609	$1,383,418	$1,420,060
	JNL Bond Index Fund[1]	$1,849,284	N/A	N/A
	JNL Emerging Markets Index Fund[1]	$1,541,782	N/A	N/A
	JNL International Index Fund[1]	$3,656,628	N/A	N/A
	JNL Mid Cap Index Fund[1]	$5,183,498	N/A	N/A
	JNL Small Cap Index Fund[1]	$4,075,926	N/A	N/A
[1]	The Fund commenced operations April 26, 2021.
[2]	The Fund commenced operations April 25, 2022.
[3]	The Fund commenced operations June 24, 2019.
[4]	The Fund commenced operations April 27, 2020.
[5]	Effective April 26, 2021, the Fund became a feeder fund. JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its management fee for such time as the Fund is operated as a feeder fund, because during that time, the Adviser will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of this Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver.
[6]	The Fund commenced operations November 15, 2022.

For the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, for certain Funds, JNAM waived the following fees pursuant to the Management Fee Waiver Agreement or a voluntary management fee waiver, as applicable.

Fund	December 31, 2021	December 31, 2020	December 31, 2019
JNL/American Funds Balanced Fund	$7,564,516	$5,101,584	$4,357,699
JNL/American Funds Bond Fund of America Fund[1]	$41,207	N/A	N/A
JNL/American Funds Capital Income Builder Fund	$580,958	$406,525	$258,218
JNL/American Funds Capital World Bond Fund	$2,168,763	$2,128,867	$2,454,492
JNL/American Funds Global Growth Fund	$4,584,880	$2,778,024	$1,779,176
JNL/American Funds Global Small Capitalization Fund	$4,748,061	$3,523,618	$3,617,374
JNL/American Funds Growth Fund	$17,450,637	$8,456,442	$4,367,038
JNL/American Funds Growth-Income Fund	$29,004,297	$22,639,334	$22,410,447
JNL/American Funds International Fund	$9,670,286	$8,439,592	$9,631,949
JNL/American Funds New World Fund	$11,520,218	$9,227,716	$9,807,679
JNL/American Funds® Washington Mutual Investors Fund	$12,026,549	$11,357,342	$12,488,252
JNL Multi-Manager Alternative Fund	$48,052	$49,085	N/A
JNL Multi-Manager Emerging Markets Equity Fund	N/A	N/A	N/A
JNL Multi-Manager International Small Cap Fund	N/A	N/A	N/A
JNL Multi-Manager Mid Cap Fund	N/A	N/A	N/A
JNL Multi-Manager Small Cap Growth Fund	N/A	N/A	N/A
JNL Multi-Manager Small Cap Value Fund	N/A	N/A	N/A
JNL Multi-Manager U.S. Select Equity Fund[5]	N/A	N/A	N/A
JNL iShares Tactical Moderate Fund	N/A	N/A	N/A
JNL iShares Tactical Moderate Growth Fund	N/A	N/A	N/A
JNL iShares Tactical Growth Fund	N/A	N/A	N/A
JNL/American Funds Moderate Growth Allocation Fund	N/A	N/A	N/A
JNL/American Funds Growth Allocation Fund	N/A	N/A	N/A
JNL/AB Sustainable Global Thematic Fund[2]	N/A	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund[3]	N/A	N/A	N/A
JNL/Baillie Gifford International Growth Fund	$2,172,110	$3,871,837	$2,896,328
JNL/Baillie Gifford U.S. Equity Growth Fund[1]	N/A	N/A	N/A
JNL/BlackRock Global Allocation Fund	N/A	$318,504	N/A
JNL/BlackRock Global Natural Resources Fund	N/A	N/A	N/A
JNL/BlackRock Large Cap Select Growth Fund	N/A	N/A	N/A
JNL/Causeway International Value Select Fund	N/A	N/A	N/A
JNL/ClearBridge Large Cap Growth Fund	N/A	N/A	N/A
JNL/DFA International Core Equity Fund[3]	N/A	$4,782	N/A
JNL/DFA U.S. Core Equity Fund	N/A	N/A	N/A
JNL/DFA U.S. Small Cap Fund	N/A	N/A	N/A
JNL/DoubleLine® Core Fixed Income Fund	N/A	N/A	N/A
JNL/DoubleLine® Emerging Markets Fixed Income Fund	N/A	N/A	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	N/A	N/A	$80,818
JNL/DoubleLine® Total Return Fund	N/A	N/A	N/A

Fund	December 31, 2021	December 31, 2020	December 31, 2019
JNL/Fidelity Institutional Asset Management® Total Bond Fund	N/A	N/A	N/A
JNL/First Sentier Global Infrastructure Fund	N/A	N/A	N/A
JNL/Franklin Templeton Income Fund	N/A	N/A	N/A
JNL/Goldman Sachs 4 Fund	N/A	N/A	N/A
JNL/GQG Emerging Markets Equity Fund	N/A	N/A	N/A
JNL/Harris Oakmark Global Equity Fund	N/A	N/A	N/A
JNL/Heitman U.S. Focused Real Estate Fund	N/A	N/A	N/A
JNL/Invesco Diversified Dividend Fund	$2,905	N/A	N/A
JNL/Invesco Global Growth Fund	N/A	N/A	N/A
JNL/Invesco Small Cap Growth Fund	N/A	N/A	N/A
JNL/JPMorgan Global Allocation Fund	N/A	$31,630	$42,925
JNL/JPMorgan Hedged Equity Fund	N/A	N/A	N/A
JNL/JPMorgan MidCap Growth Fund	N/A	N/A	N/A
JNL/JPMorgan U.S. Government & Quality Bond Fund	N/A	N/A	N/A
JNL/JPMorgan U.S. Value Fund	N/A	N/A	N/A
JNL/Lazard International Strategic Equity Fund	N/A	N/A	N/A
JNL/Loomis Sayles Global Growth Fund	N/A	N/A	N/A
JNL/Lord Abbett Short Duration Income Fund[4]	N/A	N/A	N/A
JNL/Mellon DowSM Index Fund	N/A	N/A	N/A
JNL/Mellon Emerging Markets Index Fund[5]	$1,117,360	N/A	N/A
JNL/Mellon World Index Fund	N/A	N/A	N/A
JNL/Mellon Nasdaq® 100 Index Fund	N/A	N/A	N/A
JNL/Mellon S&P 500 Index Fund	N/A	N/A	N/A
JNL/Mellon S&P 400 MidCap Index Fund	$2,072,766	N/A	N/A
JNL/Mellon Small Cap Index Fund	$1,629,918	N/A	N/A
JNL/Mellon International Index Fund	$1,736,203	N/A	N/A
JNL/Mellon Bond Index Fund	$647,024	N/A	N/A
JNL/Mellon U.S. Stock Market Index Fund	$120,787	$298,214	$257,851
JNL/Mellon Communication Services Sector Fund	N/A	N/A	N/A
JNL/Mellon Consumer Discretionary Sector Fund	N/A	N/A	N/A
JNL/Mellon Consumer Staples Sector Fund	N/A	N/A	N/A
JNL/Mellon Energy Sector Fund	N/A	N/A	N/A
JNL/Mellon Financial Sector Fund	N/A	N/A	N/A
JNL/Mellon Healthcare Sector Fund	N/A	N/A	N/A
JNL/Mellon Industrials Sector Fund	N/A	N/A	N/A
JNL/Mellon Information Technology Sector Fund	N/A	N/A	N/A
JNL/Mellon Materials Sector Fund	N/A	N/A	N/A
JNL/Mellon Real Estate Sector Fund	N/A	N/A	N/A
JNL S&P 500 Index Fund	$395,849	$195,958	$91,664
JNL/Mellon Utilities Sector Fund	N/A	N/A	N/A
JNL/MFS Mid Cap Value Fund	N/A	N/A	N/A
JNL/Morningstar PitchBook Listed Private Equity Index Fund[1]	N/A	N/A	N/A
JNL/Morningstar U.S. Sustainability Index Fund	N/A	N/A	N/A
JNL/Morningstar Wide Moat Index Fund	N/A	N/A	N/A
JNL/Neuberger Berman Commodity Strategy Fund	N/A	N/A	N/A
JNL/Neuberger Berman Gold Plus Strategy Fund[2]	N/A	N/A	N/A
JNL/Neuberger Berman Strategic Income Fund	N/A	N/A	N/A
JNL/Newton Equity Income Fund	N/A	N/A	N/A
JNL/PIMCO Income Fund	N/A	N/A	N/A
JNL/PIMCO Investment Grade Credit Bond Fund	N/A	N/A	N/A
JNL/PIMCO Real Return Fund	N/A	N/A	N/A
JNL/PPM America Floating Rate Income Fund	N/A	N/A	N/A
JNL/PPM America High Yield Bond Fund	N/A	N/A	N/A
JNL/PPM America Total Return Fund	N/A	N/A	N/A
JNL/RAFI® Fundamental U.S. Small Cap Fund[3]	N/A	N/A	N/A
JNL/RAFI® Multi-Factor U.S. Equity Fund[3]	N/A	N/A	N/A

	Fund	December 31, 2021	December 31, 2020	December 31, 2019
	JNL/T. Rowe Price Balanced Fund	N/A	N/A	N/A
	JNL/T. Rowe Price Capital Appreciation Fund	$3,835	$3,624	$66,807
	JNL/T. Rowe Price Established Growth Fund	N/A	N/A	N/A
	JNL/T. Rowe Price Mid-Cap Growth Fund	N/A	$124,178	$400,031
	JNL/T. Rowe Price Short-Term Bond Fund	N/A	N/A	N/A
	JNL/T. Rowe Price U.S. High Yield Fund	$47,898	N/A	N/A
	JNL/T. Rowe Price Value Fund	N/A	N/A	$257,437
	JNL/Vanguard Moderate ETF Allocation Fund	N/A	$52,946	$116,738
	JNL/Vanguard Moderate Growth ETF Allocation Fund	N/A	$65,202	$158,291
	JNL/Vanguard Growth ETF Allocation Fund	N/A	$54,120	$138,030
	JNL/WCM China Quality Growth Fund[2]	N/A	N/A	N/A
	JNL/WCM Focused International Equity Fund	N/A	N/A	N/A
	JNL/Westchester Capital Event Driven Fund	N/A	N/A	N/A
	JNL/Western Asset Global Multi-Sector Bond Fund	N/A	N/A	N/A
	JNL/William Blair International Leaders Fund	N/A	N/A	N/A
	JNL/WMC Balanced Fund	N/A	N/A	N/A
	JNL/WMC Equity Income Fund	$644,779	$1,454,252	$989,065
	JNL/WMC Global Real Estate Fund	N/A	N/A	N/A
	JNL/WMC Government Money Market Fund	$3,631,058	$2,778,024	N/A
	JNL/WMC Value Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Conservative Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Aggressive Growth Fund	N/A	N/A	N/A
	JNL Conservative Allocation Fund	N/A	N/A	$23,625
	JNL Moderate Allocation Fund	N/A	N/A	$33,835
	JNL Moderate Growth Allocation Fund	N/A	N/A	N/A
	JNL Growth Allocation Fund	N/A	N/A	N/A
	JNL Aggressive Growth Allocation Fund	N/A	N/A	N/A
	JNL Bond Index Fund[1]	$1,202,009	N/A	N/A
	JNL Emerging Markets Index Fund[1]	$423,973	N/A	N/A
	JNL International Index Fund[1]	$1,919,704	N/A	N/A
	JNL Mid Cap Index Fund[1]	$3,110,099	N/A	N/A
	JNL Small Cap Index Fund[1]	$2,445,556	N/A	N/A
[1]	The Fund commenced operations April 26, 2021.
[2]	The Fund commenced operations April 25, 2022.
[3]	The Fund commenced operations June 24, 2019.
[4]	The Fund commenced operations April 27, 2020.
[5]	The Fund commenced operations November 15, 2022.

Investment Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

AllianceBernstein L.P.

AllianceBernstein L.P. (“AB”) is located at 501 Commerce Street, Nashville, Tennessee 37203 and serves as Sub-Adviser to the JNL/AB Sustainable Global Thematic Fund. AB is a global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private wealth clients in major world markets.

Portfolio Manager Compensation Structure

Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AB’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AB portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AB, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AB to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/AB Sustainable Global Thematic Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Daniel C. Roarty, CFA	Other Registered Investment Companies	2	$299.0 million	0	$0
	Other Pooled Vehicles	9	$8.81 billion	0	$0
	Other Accounts	1	$40.0 million	9	$270.0 million

Conflicts of Interest

As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. AB recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AB places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AB Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AB’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

Security Ownership of Portfolio Managers for the JNL/AB Sustainable Global Thematic Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel C. Roarty, CFA	X

AQR Capital Management, LLC

AQR Capital Management, LLC (“AQR”) is located at Two Greenwich Plaza, Greenwich, Connecticut 06830 and serves as Sub-Adviser to the JNL/AQR Large Cap Defensive Style Fund. AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., M.B.A, may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Portfolio Manager Compensation Structure

The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. A Principal’s relative ownership in AQR is based on a number of factors including contribution to the research process, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income. Each portfolio manager is also eligible to participate in the adviser’s 401(k) retirement plan which is offered to all employees of the adviser.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/AQR Large Cap Defensive Style Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Clifford S. Asness, Ph.D., M.B.A.	Other Registered Investment Companies	19	$12.99 billion	1	$181.27 million
	Other Pooled Vehicles	7	$4.56 billion	4	$2.78 billion
	Other Accounts	11	$4.84 billion	4	$2.17 billion

Michele L. Aghassi, Ph.D.	Other Registered Investment Companies	23	$14.32 billion	1	$181.27 million
	Other Pooled Vehicles	12	$5.33 billion	9	$3.65 billion
	Other Accounts	21	$11.81 billion	6	$4.16 billion

Andrea Frazzini, Ph.D., M.S.	Other Registered Investment Companies	27	$16.95 billion	1	$181.27 million
	Other Pooled Vehicles	24	$8.01 billion	21	$6.33 billion
	Other Accounts	22	$12.53 billion	8	$5.76 billion

Lars N. Nielsen, M.Sc.	Other Registered Investment Companies	14	$6.56 billion	0	$0
	Other Pooled Vehicles	18	$7.66 billion	16	$6.18 billion
	Other Accounts	32	$15.83 billion	14	$7.58 billion

John J. Huss	Other Registered Investment Companies	2	$1.50 billion	0	$0
	Other Pooled Vehicles	18	$11.89 billion	16	$11.43 billion
	Other Accounts	0	$0	0	$0

Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A number of potential conflicts of interest may arise as a result of AQR’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR or an affiliate of AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

Security Ownership of Portfolio Managers for the JNL/AQR Large Cap Defensive Style Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Clifford S. Asness, Ph.D., M.B.A.	X
Michele L. Aghassi, Ph.D.	X
Andrea Frazzini, Ph.D., M.S.	X
Lars N. Nielsen, M.Sc.	X
John Huss	X

BAMCO, Inc.

BAMCO, Inc. (“BAMCO”) is located at 767 Fifth Avenue, New York, NY 10153. BAMCO serves as a Co-Sub-Adviser to the JNL Multi-Manager Small Cap Growth Fund.

Portfolio Manager Compensation Structure

The compensation for Mr. Bieger and Mr. Gwirtzman includes a base salary and an annual bonus that is based, in part, on the amount of assets they manage, as well as their individual long-term investment performance, their overall contribution to BAMCO and the BAMCO’s profitability.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Laird Bieger	Other Registered Investment Companies	1	$1.94 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$151.53 million	0	$0

Randolph Gwirtzman	Other Registered Investment Companies	1	$1.94 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$151.53 million	0	$0

Conflicts of Interest

Conflicts of interest could arise in connection with managing the Fund along with the Baron Capital Management, Inc. Funds (“Baron Fund”) and the accounts of other clients of BAMCO and of clients of BAMCO’s affiliated investment adviser, Baron Capital Management, Inc. Because of market conditions, client investment restrictions, sub-adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no Baron Fund or client is systematically given preferential treatment over time. BAMCO’s Chief Compliance Officer monitors allocations for consistency with this policy. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Baron Funds and accounts of clients managed by BAMCO and its affiliate.

To the extent that the Fund’s Fund manager has responsibilities for managing other client accounts, the Fund manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Baron Fund and other accounts may cause the Fund manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the Fund manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the Fund manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the Fund manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.

BAMCO believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices ( e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers and Fund performance dispersion review), disclosure of confidential information and employee trading.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Laird Bieger	X
Randolph Gwirtzman	X

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited (“Baillie Gifford”) is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. Baillie Gifford serves as the Sub-Adviser to the JNL/Baillie Gifford International Growth Fund and the JNL/Baillie Gifford U.S. Equity Growth Fund. It also serves as a Co-Sub-Adviser to JNL Multi-Manager International Small Cap Fund.

Portfolio Manager Compensation Structure

The remuneration for non-partner Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements (i) a base salary, (ii) an Annual Performance Award and (iii) a Long-Term Profit Award. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

The Annual Performance Award (APA) for non-partner Investment Managers is determined as follows:-

●	80% of the APA arrangement is determined by the investment performance of the investment team, the Portfolio Construction Groups (PCGs), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting Baillie Gifford’s emphasis on long term investing.

●	20% of the APA arrangement is determined by the firm’s Net Promoter Score, emphasizing the importance of client service and the role all staff play in this.

Within the firm each Investment Team and the PCG have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with each Head of Department following consultation with the Remuneration Committee and the Investment Leadership Groups.

The Long-Term Profit Award (LTPA) element delivers a share of the firm’s profitability to each member of staff. The level of award each individual receives is determined by their role and contribution to the long-term performance of the firm.

All Investment Managers defer between 20% and 40% of their total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s investment policy.

Partner remuneration comprises a fixed base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis of the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to partners, who therefore provide for benefits from their own personal funds.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager International Small Cap Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Praveen Kumar	Other Registered Investment Companies	2	$215 million	1	$175 million
	Other Pooled Vehicles	3	$2.46 billion	0	$0
	Other Accounts	2	$96 million	0	$0

Brian Lum, CFA	Other Registered Investment Companies	6	$35.38 billion	3	$31.8 billion
	Other Pooled Vehicles	5	$1.4 billion	1	$163 million
	Other Accounts	35	$12.14 billion	0	$0

Charlie Broughton, CFA	Other Registered Investment Companies	2	$215 million	1	$175 million
	Other Pooled Vehicles	1	$270 million	0	$0
	Other Accounts	2	$656 million	0	$0

Steve Vaughan, CFA	Other Registered Investment Companies	2	$215 million	1	$175 million
	Other Pooled Vehicles	1	$270 million	0	$0
	Other Accounts	2	$656 million	0	$0

Remya Nair	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Information provided as of May 31, 2022.

JNL/Baillie Gifford U.S. International Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
James K. Anderson*	Other Registered Investment Companies	6	$51.0 billion	3	$46.96 billion
	Other Pooled Vehicles	7	$29.95 billion	1	$241.0 million
	Other Accounts	40	$18.49 billion	0	$0

Julia Angeles	Other Registered Investment Companies	4	$50.77 billion	2	$46.95 billion
	Other Pooled Vehicles	7	$2.38 billion	1	$241.0 million
	Other Accounts	39	$18.37 billion	0	$0

Lawrence Burns	Other Registered Investment Companies	6	$51.0 billion	3	$46.96 billion
	Other Pooled Vehicles	7	$29.95 billion	1	$241.0 million
	Other Accounts	40	$18.49 billion	0	$0

Thomas Coutts, CFA	Other Registered Investment Companies	3	$50.76 billion	2	$46.95 billion
	Other Pooled Vehicles	5	$1.86 billion	1	$241.0 million
	Other Accounts	36	$18.05 billion	0	$0

Brian Lum, CFA	Other Registered Investment Companies	6	$51.37 billion	3	$47.21 billion
	Other Pooled Vehicles	5	$1.86 billion	1	$241.0 million
	Other Accounts	37	$18.13 billion	0	$0

*Effective April 30, 2022, Mr. Anderson will no longer be a portfolio manager for the fund.

JNL/Baillie Gifford U.S. Equity Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Dave Bujnowski	Other Registered Investment Companies	2	$12.69 billion	1	$12.59 billion
	Other Pooled Vehicles	3	$10.77 billion	0	$0
	Other Accounts	14	$3.51 billion	0	$0

Kirsty Gibson	Other Registered Investment Companies	2	$12.69 billion	1	$12.59 billion
	Other Pooled Vehicles	3	$10.77 billion	0	$0
	Other Accounts	14	$3.51 billion	0	$0

Gary Robinson, CFA	Other Registered Investment Companies	3	$12.69 billion	1	$12.59 billion
	Other Pooled Vehicles	9	$12.71 billion	0	$0
	Other Accounts	16	$3.66 billion	0	$0

Tom Slater, CFA	Other Registered Investment Companies	3	$13.87 billion	1	$12.59 billion
	Other Pooled Vehicles	10	$48.45 billion	0	$0
	Other Accounts	104	$57.69 billion	3	$1.29 billion

Conflicts of Interest

Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients, including the Fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Security Ownership of Portfolio Managers for the JNL Multi-Manager International Small Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Praveen Kumar	X
Brian Lum, CFA	X
Charlie Broughton, CFA	X
Steve Vaughan, CFA	X
Remya Nair*	X

*Information provided as of May 31, 2022.

Security Ownership of Portfolio Managers for the JNL/Baillie Gifford International Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James K. Anderson	X
Julia Angeles	X
Lawrence Burns	X
Thomas Coutts, CFA	X
Brian Lum, CFA	X

Security Ownership of Portfolio Managers for the JNL/Baillie Gifford U.S. Equity Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Dave Bujnowski	X
Kirsty Gibson	X
Gary Robinson, CFA	X
Tom Slater, CFA	X

BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”)

BIM is located at 1 University Square Drive, Princeton, New Jersey 08540-6455 and serves as the Sub-Adviser to the JNL/BlackRock Global Allocation Fund and JNL/BlackRock Large Cap Select Growth Fund. BIL is located at 40 Torphichen Street, Edinburgh, United Kingdom EH3 8JB. BIL is the Sub-Adviser to the JNL/BlackRock Global Natural Resources Fund. BIM and BIL are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”).

Portfolio Manager Compensation Structure

The discussion below describes the portfolio managers’ compensation as of April 30, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/BlackRock Global Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rick Rieder	Other Registered Investment Companies	23	$127.9 billion	0	$0
	Other Pooled Vehicles	42	$52.42 billion	7	$3.31 billion
	Other Accounts	19	$10.05 billion	4	$6.99 billion

Russ Koesterich, CFA	Other Registered Investment Companies	10	$39.97 billion	0	$0
	Other Pooled Vehicles	9	$23.09 billion	0	$0
	Other Accounts	9	$0.33 million	0	$0

David Clayton, CFA	Other Registered Investment Companies	11	$40.19 billion	0	$0
	Other Pooled Vehicles	9	$23.09 billion	0	$0
	Other Accounts	9	$0.33 million	0	$0

JNL/BlackRock Global Natural Resources Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Alastair Bishop	Other Registered Investment Companies	7	$3.72 billion	0	$0
	Other Pooled Vehicles	14	$13.69 billion	1	$4.30 million
	Other Accounts	3	$30.32 million	0	$0

Tom Holl, CFA	Other Registered Investment Companies	4	$1.35 billion	0	$0
	Other Pooled Vehicles	13	$8.59 billion	0	$0
	Other Accounts	2	$226.8 million	1	$203.2 million

JNL/BlackRock Large Cap Select Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Lawrence Kemp, CFA	Other Registered Investment Companies	12	$35.98 billion	0	$0
	Other Pooled Vehicles	3	$3.18 billion	0	$0
	Other Accounts	0	$0	0	$0

Phil Ruvinsky	Other Registered Investment Companies	14	$39.99 billion	0	$0
	Other Pooled Vehicles	3	$4.12 billion	0	$0
	Other Accounts	0	$0	0	$0

Caroline Bottinelli	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to n lackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Security Ownership of Portfolio Managers for the JNL/BlackRock Global Allocation Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rick Rieder	X
Russ Koesterich, CFA	X
David Clayton, CFA	X

Security Ownership of Portfolio Managers for the JNL/BlackRock Global Natural Resources Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alastair Bishop	X
Tom Holl, CFA	X

Security Ownership of Portfolio Managers for the JNL/BlackRock Large Cap Select Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Lawrence Kemp, CFA	X
Phil Ruvinsky	X
Caroline Bottinelli	X

BlackRock (Singapore) Limited (“BSL”)

BSL, located at 20 Anson Road #18-01, Singapore, 079912 serves as a sub-sub-adviser to the JNL/BlackRock Global Allocation Fund. BSL is a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”).

Boston Partners Global Investors, Inc. (“Boston Partners”)

Boston Partners Global Investors, Inc. (“Boston Partners”) is an SEC-registered investment adviser consisting of two investment divisions: Boston Partners and Weiss, Peck & Greer.  Boston Partners is the Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund. Boston Partners maintains offices in Boston (MA), Greenbrae (CA), New York (NY), and Los Angeles (CA).  Each of the divisions that comprise the firm manages investments independently to ensure continuity of investment philosophy, process and investment teams while sharing distribution, marketing, client service, legal and compliance, and back-office support.

Portfolio Manager Compensation Structure

All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through the bonus program, key investment professionals are rewarded primarily for strong investment performance. This aligns the Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep the teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
●	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
●	Investment Team Performance: the financial results of the investment group with our client’s assets;
●	Firm-wide Performance: the overall financial performance of Boston Partners.
●	Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review their practices to ensure that Boston Partners remains highly competitive.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph F. Feeney, Jr., CFA	Other Registered Investment Companies	9	$25.4 billion	0	$0
	Other Pooled Vehicles	1	$905 million	0	$0
	Other Accounts	30	$5.4 billion	1	$30 million

Paul Korngiebel, CFA	Other Registered Investment Companies	2	$80 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

David Kim	Other Registered Investment Companies	2	$80 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

As a fiduciary, Boston Partners has an affirmative duty of care, loyalty, honesty to its clients and a duty of utmost good faith to act in the best interests of Boston Partners’ clients. Compliance with this fiduciary responsibility can be accomplished by avoiding conflicts of interest and by fully, adequately, and fairly disclosing all material facts concerning any conflict which arises with respect to any client.

The following specific guidelines should not be viewed as all-encompassing and are not intended to be exclusive of others:

●	No Supervised Person shall take inappropriate advantage of their position with respect to a client, advancing their position for self-gain.
●	No Supervised Person shall use knowledge about pending or currently considered client securities transactions to profit personally as a result of such transactions.
●	All securities transactions affected for the benefit of a client account shall avoid inappropriate favoritism of one client over another client.
●	All securities transactions affected for the benefit of a Supervised Person shall be conducted in such a manner as to avoid abuse of that individual’s position of trust and responsibility.

Boston Partners maintains a Code of Ethics designed to identify and mitigate conflicts of interest. The Code of Ethics includes policies regarding personal securities trading, political and charitable contributions, gifts and entertainment, outside business activities and inside information. In addition, Boston Partners reviews employee connections with other securities industry companies and with any clients or vendors. This information is reviewed with regard to possible conflict of interest.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph F. Feeney, Jr., CFA	X
Paul Korngiebel, CFA	X
David Kim	X

Causeway Capital Management LLC

Causeway Capital Management LLC (“Causeway”) located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 serves as Sub-Adviser to the JNL/Causeway International Value Select Fund (“Causeway Select Fund”) and Co-Sub-Adviser to the JNL Multi-Manager International Small Cap Fund (“Causeway Small Cap Fund”).  Causeway is a Delaware limited liability company which is a wholly owned subsidiary of Causeway Capital Holdings LLC.

Portfolio Manager Compensation Structure

Sarah Ketterer and Harry Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Eng, Muldoon, Valentini, Nguyen, Cho, Jayaraman, Kuhnert, Gubler, Myers and Ms. Lee receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Messrs. Eng, Muldoon, Valentini, Nguyen, Cho, Jayaraman, Kuhnert, Gubler, Myers and Ms. Lee also receive, directly or through estate planning vehicles, distributions of the holding company’s profit based on their minority ownership interests in Causeway’s holding company. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of the holding company’s Board of Managers, may award equity units. Portfolios are team managed and salary and incentive compensation are not based on the specific performance of any single client account managed by Causeway but takes into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For “fundamental” portfolio managers (i.e., those who are not members of the quantitative research team), the performance of stocks selected for Causeway Select Fund and client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development. The assessment of these factors takes into account both current and future risks and different factors can be weighted differently.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Causeway’s portfolio managers who sub-advise the Causeway Fund and the Causeway Small Cap Fund also provide investment management services to other accounts, including accounts for corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Causeway Select Fund and the Causeway Small Cap Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Causeway Select Fund or the Causeway Small Cap Fund that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Select Fund or the Causeway Small Cap Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway or similarly managed collective investment trusts. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company equity and Messrs. Eng, Muldoon, Valentini, Nguyen, Cho, Jayaraman, Kuhnert, Gubler, Myers and Ms. Lee (directly or through estate planning vehicles) have minority interests in Causeway’s parent holding company equity.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of any client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager International Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Arjun Jayaraman, Ph.D., CFA	Other Registered Investment Companies	5	$3.30 billion	0	$0
	Other Pooled Vehicles	8	$1.43 billion	0	$0
	Other Accounts	14	$4.02 billion	1	$0.670 billion

MacDuff Kuhnert	Other Registered Investment Companies	5	$3.30 billion	0	$0
	Other Pooled Vehicles	8	$1.43 billion	0	$0
	Other Accounts	16	$4.02 billion	0	$0

Joe Gubler, CFA	Other Registered Investment Companies	6	$3.31 billion	0	$0
	Other Pooled Vehicles	8	$1.43 billion	0	$0
	Other Accounts	10	$4.02 billion	1	$0.670 billion

Ryan Myers	Other Registered Investment Companies	5	$3.30 billion	0	$0
	Other Pooled Vehicles	8	$1.43 billion	0	$0
	Other Accounts	9	$4.02 billion	1	$0.670 billion

JNL/Causeway International Value Select Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sarah Ketterer	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	19	$4.10 billion	0	$0
	Other Accounts	90	$20.55 billion	3	$1.11 billion

Harry Hartford	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion	0	$0
	Other Accounts	80	$20.53 billion	3	$1.11 billion

Jonathan P. Eng	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion	0	$0
	Other Accounts	84	$20.53 billion	3	$1.11 billion

Conor S. Muldoon, CFA	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion	0	$0
	Other Accounts	79	$20.53 billion	3	$1.11 billion

Alessandro Valentini, CFA	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion	0	$0
	Other Accounts	80	$20.53 billion	3	$1.11 billion

Ellen Lee	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion
	Other Accounts	79	$20.53 billion	3	$1.11 billion

Steven Nguyen, CFA	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion	0	$0
	Other Accounts	77	$20.53 billion	3	$1.11 billion

Brian Cho	Other Registered Investment Companies	12	$13.03 billion	0	$0
	Other Pooled Vehicles	20	$4.10 billion	0	$0
	Other Accounts	77	$20.53 billion	3	$1.11 billion

Conflicts of Interest

Please see “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest” above.

Security Ownership of Portfolio Managers for the JNL Multi-Manager International Small Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Arjun Jayaraman, Ph.D., CFA	X
MacDuff Kuhnert	X
Joe Gubler, CFA	X
Ryan Myers	X

Security Ownership of Portfolio Managers for the JNL/Causeway International Value Select Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sarah Ketterer	X
Harry Hartford	X
Jonathan P. Eng	X
Conor S. Muldoon, CFA	X
Alessandro Valentini, CFA	X
Ellen Lee	X
Steven Nguyen, CFA	X
Brian Cho	X

Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) located at 180 Battery Street, Burlington, VT 05401 serves as Co-Sub-Adviser to the JNL Multi-Manager Mid Cap Fund.

Portfolio Manager Compensation Structure

All employees and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan. All key professionals are eligible to become partners. Equity ownership is determined by the firm’s two managing partners.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Scott Brayman, CFA	Other Registered Investment Companies	7	$14.89 billion	0	$0
	Other Pooled Vehicles	4	$1.43 billion	0	$0
	Other Accounts	105	$5.38 billion	15	$991.55 million

Corey Bronner, CFA	Other Registered Investment Companies	7	$14.89 billion	0	$0
	Other Pooled Vehicles	4	$1.43 billion	0	$0
	Other Accounts	105	$5.38 billion	15	$991.55 million

Joseph Caligiuri, CFA	Other Registered Investment Companies	7	$14.89 billion	0	$0
	Other Pooled Vehicles	4	$1.43 billion	0	$0
	Other Accounts	105	$5.38 billion	15	$991.55 million

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph Farley	Other Registered Investment Companies	7	$14.89 billion	0	$0
	Other Pooled Vehicles	4	$1.43 billion	0	$0
	Other Accounts	105	$5.38 billion	15	$991.55 million

Robert D. Hallisey	Other Registered Investment Companies	7	$14.89 billion	0	$0
	Other Pooled Vehicles	4	$1.43 billion	0	$0
	Other Accounts	105	$5.38 billion	15	$991.55 million

Jacqueline Williams, CFA	Other Registered Investment Companies	7	$14.89 billion	0	$0
	Other Pooled Vehicles	4	$1.43 billion	0	$0
	Other Accounts	105	$5.38 billion	15	$991.55 million

The advisory fee for 15 of the Other Accounts is based on the performance of the account. As of December 31, 2021, these 15 accounts had total assets of $991.55 million.

Conflicts of Interest

Champlain serves as the Adviser or Sub-Adviser to several registered investment companies, unregistered pooled investment vehicles, and separate accounts, which could raise potential conflicts of interest in the areas described below. Champlain has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are described below.

Compensation. All employees and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan. All key professionals are eligible to become partners. Equity ownership is determined by the firm’s two managing partners.

Research. Champlain obtains research and information services in exchange for client brokerage commissions; these transactions include third party research, Champlain attendance at broker-sponsored industry conferences and soft dollar payments for data feeds and other analytical services. Clients may pay commissions higher than obtainable from other brokers in return for these products and services. All clients receive the benefit of these services and all trading is done under best execution protocols.

Trade Allocation. Champlain will seek to manage potential conflicts of interest in the following specific respects: (i) Where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances; the firm’s trading system facilitates the automated accomplishment of this fair allocation. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) we ensure that the firm’s Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Brayman, CFA	X
Corey Bronner, CFA	X
Joseph Caligiuri, CFA	X
Joseph Farley	X
Robert D. Hallisey	X
Jacqueline Williams, CFA	X

ClearBridge Investments, LLC

ClearBridge Investments, LLC (“ClearBridge”), a wholly-owned indirect subsidiary of Franklin Resources, Inc., serves as Sub-Adviser to JNL/ClearBridge Large Cap Growth Fund and Co-Sub-Adviser to the JNL Multi-Manager Mid Cap Fund. ClearBridge is located at 620 Eighth Avenue, New York, New York 10018. ClearBridge is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2021, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries) were approximately $208.3 billion, including $37.4 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

●	Cash Incentive Award
●	ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

●	Franklin Resources Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements
●	Franklin Resources Restricted Stock Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

●	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
●	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
●	Overall firm profitability and performance;
●	Amount and nature of assets managed by the portfolio manager;
●	Contributions for asset retention, gathering and client satisfaction;
●	Contribution to mentoring, coaching and/or supervising;
●	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and
●	Market compensation survey research by independent third parties.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Brian Angerame	Other Registered Investment Companies	4	$7.21 billion	1	$4.04 billion
	Other Pooled Vehicles	1	$0.06 million	0	$0
	Other Accounts	5,518	$1.34 billion	0	$0

Matthew Lilling, CFA	Other Registered Investment Companies	4	$7.21 billion	1	$4.04 billion
	Other Pooled Vehicles	1	$0.06 million	0	$0
	Other Accounts	5,518	$1.34 billion	0	$0

JNL/ClearBridge Large Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Peter Bourbeau	Other Registered Investment Companies	16	$24.64 billion	0	$0
	Other Pooled Vehicles	5	$6.49 billion	0	$0
	Other Accounts	99,819	$39.54 billion	1	$0.23 million

Margaret Vitrano	Other Registered Investment Companies	16	$24.64 billion	0	$0
	Other Pooled Vehicles	5	$6.49 billion	0	$0
	Other Accounts	99,819	$39.54 billion	1	$0.23 million

Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

ClearBridge and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that each employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian Angerame	X
Matthew Lilling, CFA	X

Security Ownership of Portfolio Managers for the JNL/ClearBridge Large Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Bourbeau	X
Margaret Vitrano	X

Congress Asset Management Company, LLP

Congress Asset Management Company, LLP (“Congress”) serves as Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund.  Congress is located at 2 Seaport Lane, Boston, Massachusetts 02210. Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions. As of December 31, 2021, Congress managed approximately $20.9 billion in assets.

Portfolio Manager Compensation Structure

The portfolio manager’s compensation includes a base salary and annual bonus. The portfolio manager’s base salary is determined annually and reflects the portfolio manager’s level of experience and his responsibilities and tenure at the firm. Jeff Kerrigan receives a discretionary bonus; his bonus is also based, in part, on a percentage of total revenues received by Congress from the Fund and all other accounts managed by Mr. Kerrigan using the Small Cap Value Strategy. The bonus is linked to the performance of the strategy during the prior year, as measured by an independent ranking service. The portion of the bonus related to the performance of the Fund is based on the gross pre-tax performance of the Fund’s investments managed by Congress. All employees, including the portfolio manager, are eligible to participate in the firm’s 401(k) plan. The firm’s annual contribution to the plan is discretionary and based primarily on the firm’s profitability.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeff Kerrigan, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	7	$22.55 million	0	$0

Conflicts of Interest

Because Congress performs investment management services for various clients, certain conflicts of interest could arise. The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Security Ownership of Portfolio Manager for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jeff Kerrigan	X

Cooke & Bieler, L.P.

Cooke & Bieler, L.P. (“C&B”) located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103 serves as Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund.

Portfolio Manager Compensation Structure

The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. C&B measures performance of securities against the Russell 2000® Value Index for the Small Cap Value strategy accounts. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm’s investment success. Among other considerations C&B measures the four-year rolling investment results attributed to each team-members’ stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Steve Lyons, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

Michael Meyer, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

Edward O’Connor, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

R. James O’Neil, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

Mehul Trivedi, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

William Weber, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Andrew Armstrong, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

Wesley Lim, CFA	Other Registered Investment Companies	4	$3.90 billion	1	$2.68 billion
	Other Pooled Vehicles	2	$588.07 million	0	$0
	Other Accounts	129	$6.38 billion	14	$1.18 billion

Conflicts of Interest

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Steve Lyons, CFA	X
Michael Meyer, CFA	X
Edward O’Connor, CFA	X
R. James O’Neil, CFA	X
Mehul Trivedi, CFA	X
William Weber, CFA	X
Andrew Armstrong, CFA	X
Wesley Lim, CFA	X

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“DFA”), 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as Sub-Adviser to the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund. DFA has been engaged in the business of providing investment management services since May 1981. DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2021, assets under management for all DFA affiliated advisors totaled approximately $679.5 billion.

Portfolio Manager Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund or other accounts that they manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

●	BASE SALARY. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.
●	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
●	RESTRICTED STOCK. Portfolio managers may be awarded the right to purchase restricted shares of DFA’s stock as determined from time to time by the Board of Directors of DFA or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/DFA International Core Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
William B. Collins-Dean	Other Registered Investment Companies	19	$103.30 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	7	$4.21 billion	0	$0

Jed S. Fogdall	Other Registered Investment Companies	109	$470.88 billion	0	$0
	Other Pooled Vehicles	28	$23.08 billion	1	$198.18 million
	Other Accounts	162	$31.76 billion	5	$3.40 billion

Mary T. Phillips	Other Registered Investment Companies	54	$146.58 billion	0	$0
	Other Pooled Vehicles	4	$3.03 billion	0	$0
	Other Accounts	0	$0	0	$0

Bhanu P. Singh	Other Registered Investment Companies	44	$195.44 billion	0	$0
	Other Pooled Vehicles	6	$400.83 million	0	$0
	Other Accounts	1	$827.55 million	0	$0

JNL/DFA U.S. Core Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jed S. Fogdall	Other Registered Investment Companies	109	$470.88 billion	0	$0
	Other Pooled Vehicles	28	$23.08 billion	1	$198.18 million
	Other Accounts	162	$31.76 billion	5	$3.40 billion

Mary T. Phillips	Other Registered Investment Companies	54	$146.58 billion	0	$0
	Other Pooled Vehicles	4	$3.03 billion	0	$0
	Other Accounts	0	$0	0	$0

John A. Hertzer	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	3	$4.24 billion	0	$0
	Other Accounts	6	$11.26 billion	0	$0

JNL/DFA U.S. Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jed S. Fogdall	Other Registered Investment Companies	109	$470.88 billion	0	$0
	Other Pooled Vehicles	28	$23.08 billion	1	$198.18 million
	Other Accounts	162	$31.76 billion	5	$3.40 billion

Joel P. Schneider	Other Registered Investment Companies	63	$303.08 billion	0	$0
	Other Pooled Vehicles	7	$1.31 billion	0	$0
	Other Accounts	1	$276.24 million	0	$0

Marc C. Leblond	Other Registered Investment Companies	12	$65.44 billion	0	$0
	Other Pooled Vehicles	3	$3.57 billion	1	$198.18 million
	Other Accounts	16	$4.47 billion	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund, other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Fund. Actual or apparent conflicts of interest include:

●	TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.

●	INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by both a Fund and one or more Accounts. However, positions in the same security may vary and the length of time that a Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across the Funds and Accounts.

●	BROKER SELECTION. With respect to securities transactions for the Funds, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for a Fund and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

●	PERFORMANCE-BASED FEES. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

●	INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds or other Accounts for which the portfolio manager has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/DFA International Core Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William B. Collins-Dean	X
Jed S. Fogdall	X
Mary T. Phillips	X
Bhanu P. Singh	X

Security Ownership of Portfolio Managers for the JNL/DFA U.S. Core Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jed S. Fogdall	X
Mary T. Phillips	X
John A. Hertzer	X

Security Ownership of Portfolio Managers for the JNL/DFA U.S. Small Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jed S. Fogdall	X
Joel P. Schneider	X
Marc C. Leblond	X

DoubleLine Capital LP

DoubleLine Capital LP (“DoubleLine”), located at 52002 North Tampa Street, Suite 200, Tampa, Florida 33602, serves as Sub-Adviser to the JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and JNL/DoubleLine® Total Return Fund. DoubleLine is also Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund. DoubleLine is an independent, employee-owned money management firm, founded in 2009. DoubleLine provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of December 31, 2021, DoubleLine had approximately $133.4 billion in assets under management.

Portfolio Manager Compensation Structure

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.  Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine as a whole. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles.  Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.  As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Alternative Fund, JNL/DoubleLine ® Core Fixed Income Fund, and JNL/DoubleLine® Shiller Enhanced CAPE ® Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeffrey E. Gundlach	Other Registered Investment Companies	34	$101.1 billion	0	$0
	Other Pooled Vehicles	17	$8.9 billion	2	$2.02 billion
	Other Accounts	76	$18.2 billion	2	$965 million

Jeffrey J. Sherman	Other Registered Investment Companies	24	$44.1 billion	0	$0
	Other Pooled Vehicles	9	$3.4 billion	0	$0
	Other Accounts	19	$4.9 billion	0	$0

JNL/DoubleLine® Emerging Markets Fixed Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Luz Padilla	Other Registered Investment Companies	9	$13.2 billion	0	$0
	Other Pooled Vehicles	3	$1.96 billion	1	$1.9 billion
	Other Accounts	5	$1.98 billion	1	$454 million

Mark Christensen	Other Registered Investment Companies	6	$2.49 billion	0	$0
	Other Pooled Vehicles	1	$10.9 million	0	0
	Other Accounts	2	$593 million	1	$454 million

Su Fei Koo	Other Registered Investment Companies	6	$2.49 billion	0	$0
	Other Pooled Vehicles	1	$10.9 million	0	$0
	Other Accounts	2	$593 million	1	$454 million

JNL/DoubleLine® Total Return Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeffrey E. Gundlach	Other Registered Investment Companies	34	$101.1 billion	0	$0
	Other Pooled Vehicles	17	$8.9 billion	2	$2.02 billion
	Other Accounts	76	$18.2 billion	2	S965 million

Ken Shinoda, CFA	Other Registered Investment Companies	4	$51.3 billion	0	$0
	Other Pooled Vehicles	1	$386 million	1	$386 million
	Other Accounts	26	$6.1 billion	0	$0

Andrew Hsu, CFA	Other Registered Investment Companies	7	$53.1 billion	0	$0
	Other Pooled Vehicles	2	$1.13 billion	0	$0
	Other Accounts	26	$7.53 billion	0	$0

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund. For example, DoubleLine may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so.

Affiliates and advisory clients of DoubleLine may provide initial funding to or otherwise invest in a Fund. DoubleLine could face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. When an affiliate or advisory client invests in the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund, JNL/DoubleLine® Core Fixed Income Fund, and JNL/DoubleLine® Shiller Enhanced CAPE® Fund and as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jeffrey E. Gundlach	X
Jeffrey J. Sherman	X

Security Ownership of Portfolio Managers for the JNL/DoubleLine ® Emerging Markets Fixed Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Luz Padilla	X
Mark Christensen	X
Su Fei Koo	X

Security Ownership of Portfolio Managers for the JNL/DoubleLine ® Total Return Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jeffrey E. Gundlach	X
Ken Shinoda, CFA	X
Andrew Hsu, CFA	X

FIAM LLC

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island 02917, is a Sub-Adviser to the JNL/Fidelity Institutional Asset Management® Total Bond Fund and Co-Sub-Adviser to the JNL/PPM America Floating Rate Income Fund. FIAM is an indirectly held, wholly owned, subsidiary of FMR LLC. As of December 31, 2021, FIAM managed approximately $168.5 billion in assets.

Portfolio Manager Compensation Structure

Ford O’Neil is lead portfolio manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Jeffrey Moore is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Celso Munoz is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Michael Weaver is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. Alexandre Karam is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of December 31, 2021 portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, and participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index.

Mr. Karam and Mr. Weaver’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of each portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over each portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on each portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Karam’s and Mr. Weaver’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund within the eVestment High Yield.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/Fidelity Institutional Asset Management® Total Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Alexandre Karam	Other Registered Investment Companies	16	$18.8 billion	0	$0
	Other Pooled Vehicles	23	$24.43 billion	0	$0
	Other Accounts	4	$272.0 million	0	$0

Jeff Moore	Other Registered Investment Companies	9	$98.18 billion	0	$0
	Other Pooled Vehicles	17	$15.11 billion	0	$0
	Other Accounts	14	$16.46 billion	0	$0

Celso Munoz	Other Registered Investment Companies	8	$105.24 billion	0	$0
	Other Pooled Vehicles	3	$8.11 billion	0	$0
	Other Accounts	9	$6.22 billion	0	$0

Ford O’Neil	Other Registered Investment Companies	13	$130.37 billion	0	$0
	Other Pooled Vehicles	10	$12.09 billion	0	$0
	Other Accounts	6	$2.09 billion	0	$0

Michael Weaver	Other Registered Investment Companies	17	$18.88 billion	0	$0
	Other Pooled Vehicles	5	$1.61 billion	0	$0
	Other Accounts	8	$1.66 billion	0	$0

Conflicts of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Security Ownership of Portfolio Managers for the JNL/Fidelity Institutional Asset Management Total Bond Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alexandre Karam	X
Jeff Moore	X
Celso Munoz	X
Ford O’Neil	X
Michael Weaver	X

First Pacific Advisors, LP

First Pacific Advisors, LP (“FPA”) located in Los Angeles, California serves as Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund.

Portfolio Manager Compensation Structure

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) because the portfolio managers are equity owners of the firm, participation in residual profits of the firm.

The bonus calculation has both variable and fixed components and is primarily based on the revenues received on the assets managed by the portfolio managers, including the relevant account’s assets. The most significant portion of the variable component is based upon the firm’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The firm assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include portfolio manager and strategy recognition, client engagement and retention, and business development. The portfolio managers can receive 100% of their variable participation even if the strategy is closed to investors. In addition, the value of a portfolio manager’s equity ownership interest in the firm is dependent upon his ability to effectively manage the business over the long term, which includes the three main components discussed above: long-term performance, team-building and succession planning.

We believe this compensation structure aligns the interests of the portfolio managers with those of investors by reducing conflicts such as disparate compensation structures, establishing appropriate fee rates for accounts in the strategy and keeping the portfolio managers incentivized in areas such as long-term performance, team building and succession.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Landecker, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	1	$312.47 million	1	$312.47 million
	Other Accounts	0	$0	0	$0

Steven Romick, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	8	$840.97 million	8	$840.97 million
	Other Accounts	2	$2.39 million	2	$2.39 million

Brian A. Selmo, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	1	$62.72 million	1	$62.72 million
	Other Accounts	0	$0	0	$0

Mark Landecker, CFA Brian Selmo, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	5	$258.41 million	5	$258.41 million
	Other Accounts	0	$0	0	$0

Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA	Other Registered Investment Companies	4	$10.93 billion	0	$0
	Other Pooled Vehicles	13	$2.69 billion	0	$0
	Other Accounts	2	$161.37 million	0	$0

Conflicts of Interest

FPA has potential conflicts of interest in connection its investment activities. For example, FPA manages multiple client accounts with similar investment objectives and guidelines, and with different fee structures. FPA receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for FPA to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, FPA has developed a policy in which portfolio managers attempt to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or if a pro rata allocation is not practical, to allocate the investment opportunities among FPA advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

FPA has also implemented other policies and procedures (e.g., a code of ethics) that seek to address other potential conflicts of interest that may arise in connection with FPA’s business and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Landecker, CFA	X
Steven Romick, CFA	X
Brian A. Selmo, CFA	X

First Sentier Investors (Australia) IM Ltd

First Sentier Investors (Australia) IM Ltd (“FSIAIM”), which is located at Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia, is the Sub-Adviser to the JNL/First Sentier Global Infrastructure Fund. FSIAIM is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC.

Portfolio Manager Compensation Structure

The Global Listed Infrastructure team is structured to provide managers and analysts with a strong sense of portfolio ownership by way of team focused incentives. FSIAIM believes this promotes commitment and intellectual engagement, aligning their interests and success with those of their clients.

The team’s base salary is paid at market median to be competitive, and is regularly reviewed using specialized market data providers and industry contacts.

Short Term Incentives (STI) are paid as an annual cash bonus. Assessment varies by role and may include:

●	Fund performance vs benchmarks
●	Fund performance vs competitors
●	Performance of analyst sector coverage
●	Collaboration with other investment and support teams
●	Interactions with clients and consultants

The majority of STI assessment is linked to fund performance.

There is also a Profit Share structure in place which is designed to retain and directly align employees’ interests with the success of the fund. A percentage of the profit that the Global Listed Infrastructure team produces is used to create a pool. That pool is allocated amongst the team, based upon individual performance. Allocations are deferred into the team’s funds and vest in full after three years. All members of the investment team are eligible to participate.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/First Sentier Global Infrastructure Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Peter Meany	Other Registered Investment Companies	2	$505.0 million	0	$0
	Other Pooled Vehicles	14	$6.97 billion	0	$0
	Other Accounts	6	$562.0 million	1	$52.0 million

Andrew Greenup	Other Registered Investment Companies	3	$511.0 million	0	$0
	Other Pooled Vehicles	11	$6.90 billion	0	$0
	Other Accounts	6	$562.0 million	1	$52.0 million

Edmund Leung	Other Registered Investment Companies	2	$505.0 million	0	$0
	Other Pooled Vehicles	8	$6.44 billion	0	$0
	Other Accounts	4	$267.0 million	0	$0

Conflicts of Interest

All employees are required to understand conflicts of interest, how they may arise and what should be done when conflicts are identified.

In the discharge of its fiduciary duties to clients, FSIAIM has in place policies and procedures to manage conflicts of interest. In summary conflicts are managed by:

●	Control - controlling conflicts by putting in place arrangements to ensure the impact of the actual or potential conflict is reduced to an acceptable level; and/or
●	Disclosure - disclosing all material facts concerning any actual or potential conflict that may arise with respect to any client; or
●	Avoidance – if an actual or potential conflict cannot be effectively managed by disclosure and/or control, or by using other means, then the situation giving rise to the conflict must be avoided.

Actual or apparent conflicts of interest may arise such as when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. FSIAIM seeks to aggregate and allocate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders; (2) treat all clients fairly and equitably over time; and (3) not systematically advantage or disadvantage any single client or group of clients.

FSIAIM follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple client accounts (also known as a bunched order) so that the orders can be executed at the same time. FSIAIM aggregates orders when FSIAIM considers doing so appropriate and in the interests of its clients. FSIAIM’s client accounts may be included in the aggregated orders with clients of FSIAIM’s affiliated advisers.

When orders are aggregated, the orders may be placed with one or more brokers for execution. When a bunched order is filled, FSIAIM generally will allocate the securities purchased or proceeds of sale pro rata among the participating client accounts based on the pre-trade allocation. Adjustments or changes may be made under certain circumstances, such as to avoid small allocations or to satisfy cash flows and guidelines. If an order at a particular broker is filled at several different prices, through multiple trades, generally all participating client accounts will receive the average price.

Although allocating orders among FSIAIM clients may create potential conflicts of interest because FSIAIM may receive greater fees or overall compensation from some clients than received from other clients, allocation decisions will not be made based on such greater fees or compensation. When an investment opportunity is suitable for two or more clients, allocations will be made in a fair and equitable manner, and will take the following factors, among others, into consideration: the relative size of the client account, available cash for investment, investment objectives and restrictions, liquidity considerations, legal and regulatory restrictions, portfolio risk/return objectives, investment horizons, and client instruction.

In addition, all employees are subject to FSIAIM’s Global Personal Dealing Policy which contains the following requirements:

●	Employees must obtain prior approval before placing most personal securities transactions
●	Additional restrictions apply for Investment Team Members with funds management responsibilities*
●	Black-lists of securities are maintained. In all instances approval to transact in a particular ‘reportable security’ will be denied if it is black-listed.

* Our personal Dealing Policy prohibits investment professionals from investing in their universe. While the Global Listed Infrastructure team are prohibited from investing in their universe, they are permitted to invest in the pooled unit trust.

Security Ownership of Portfolio Managers for the JNL/First Sentier Global Infrastructure Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Meany	X
Andrew Greenup	X
Edmund Leung	X

Franklin Advisers, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, California 94403, serves as Sub-Adviser to the JNL/Franklin Templeton Income Fund. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre- tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/Franklin Templeton Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Edward D. Perks, CFA	Other Registered Investment Companies	10	$86.85 billion	0	$0
	Other Pooled Vehicles	6	$2.53 billion	0	$0
	Other Accounts	2	$114.3 million	0	$0

Brendan Circle, CFA	Other Registered Investment Companies	5	$82.66 billion	0	$0
	Other Pooled Vehicles	3	$2.32 billion	0	$0
	Other Accounts	0	$0	0	$0

Todd Brighton, CFA	Other Registered Investment Companies	14	$92.2 billion	0	$0
	Other Pooled Vehicles	7	$2.72 billion	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward D. Perks, CFA	X
Brendan Circle, CFA	X
Todd Brighton, CFA	X

GQG Partners LLC

GQG Partners LLC (“GQG”), a Delaware limited liability company founded in 2016, is the Co-Sub-Adviser to the JNL Multi-Manager U.S. Select Equity Fund and is the Sub-Adviser to the JNL/GQG Emerging Markets Equity Fund. GQG is an SEC registered investment adviser. GQG’s principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT, LLC, which is controlled by Rajiv Jain, GQG’s Chairman and Chief Investment Officer. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.

Portfolio Manager Compensation Structure

Each GQG portfolio manager receives a fixed salary, retirement benefits, investment management services from GQG, and, in the case of Messrs. Anders, Kersmanc and Murthy, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and the GQG’s overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of the proprietary mutual fund advised by GQG, calculated gross of management fees but net of other operating expenses. No portfolio manager’s compensation is directly based on the value of assets in a Fund’s portfolio. In addition, from time-to-time, employees of GQG, including Messrs. Anders, Kersmanc and Murthy, may receive an award of restricted stock units in GQG’s parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.

The following table reflects information as of June 30, 2022:

JNL Multi-Manager U.S. Select Equity Fund and JNL/GQG Emerging Markets Equity Fund [to be updated by amendment]

Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rajiv Jain	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

Sudarshan Murthy, CFA[1]	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

James Anders, CFA	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

Brian Kersmanc	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

1 Mr. Murthy does not have any decision making authority over any accounts.

Conflicts of Interest

Mr. Jain is also responsible for managing other account portfolios in addition to the Fund, including account portfolios in which Mr. Jain and/or other employees of GQG have an ownership interest.

Mr. Jain’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the portfolio manager may compensate GQG based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for GQG to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.

Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. GQG has implemented specific policies and procedures to address any potential conflicts.

GQG may invest in securities of companies issued by broker-dealers (or their affiliates) used by GQG to effect transactions for client accounts, including the Fund. In addition, from time to time, GQG directs trades to broker-dealers that are clients of GQG (or are affiliated with clients of GQG) that provide investment banking or other financial services to GQG and/or its affiliates (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which GQG provides investment advisory services (or are affiliated with such sponsors). These various business relationships with other companies give rise to rise to conflicts of interest and incentives to favor the interests of these companies when GQG provides services to the Fund and its other clients. GQG has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.

GQG does not enter into formal “soft dollar” arrangements to purchase research and does not receive soft dollar credits in connection with trading on behalf of client accounts. GQG does accept proprietary research and corporate access that is provided to it directly by certain broker-dealers to which GQG directs trades on behalf of its clients, including the Fund. GQG follows policies and procedures that are intended to ensure that the receipt of such research is consistent with its best execution obligations and other applicable law.

Security Ownership of Portfolio Manager for the JNL Multi-Manager U.S. Select Equity Fund and JNL/GQG Emerging Markets Equity Fund as of June 30, 2022 [to be updated by amendment]

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rajiv Jain
Sudarshan Murthy, CFA
James Anders, CFA
Brian Kersmanc

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”), which is located at 200 West Street, New York, New York, 10282 serves as Sub-Adviser to the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund. GSAM is also the co-Sub-Adviser with Mellon for the JNL/Goldman Sachs 4 Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2021, GSAM, including its investment advisory affiliates, along with other units of the Investment Management Division of GSAM, had assets under supervision (AUS) of approximately $2.21 trillion (firm-wide assets include assets managed by GSAM and its investment advisory affiliates). AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

Portfolio Manager Compensation Structure

Fixed Income Base Salary and Performance Bonus.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).

Other Compensation – In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael Carapucci	Other Registered Investment Companies	5	$5.06 billion	0	$0
	Other Pooled Vehicles	0	0	0	$0
	Other Accounts	0	0	0	$0

Neil Nuttall	Other Registered Investment Companies	27	$16.6 billion	0	$0
	Other Pooled Vehicles	23	$14.04 billion	0	$0
	Other Accounts	102	$146.86 billion	2	$4.44 billion

Alexandra Wilson-Elizondo	Other Registered Investment Companies	22	$10.91 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

JNL/Goldman Sachs 4 Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Marcus Ng	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Nicholas Chan	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to one or more funds for which GSAM is a Sub-Adviser or adviser and will, under certain circumstances, limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Funds may directly and indirectly invest. Thus, it is expected that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. As manager of the Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Funds may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Funds executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. Your Funds’ activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Funds, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds.

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Carapucci	X
Neill Nuttall	X
Alexandra Wilson-Elizondo	X

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs 4 Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Marcus Ng	X
Nicholas Chan	X

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Granahan Investment Management, Inc.

Granahan Investment Management, Inc. (“GIM”), located at 404 Wyman St., Suite 460, Waltham, MA 02451, serves as Co-Sub-Adviser to the JNL Multi-Manager Small Cap Growth Fund.

Portfolio Manager Compensation Structure

Assets with GIM are managed by the portfolio team of Andrew Beja, CFA, David Rose, CFA and Jeffrey A. Harrison, CFA. The portfolio managers’ compensation consists of i) a base salary and ii) a performance bonus or fee sharing arrangement, depending on the account. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he has responsibility. The performance bonus is based on the level of assets managed and the relative return of those assets over both 1 year and 3-year time frames versus the benchmark Russell 2000 Growth Index. Where fee sharing arrangements exist with the portfolio manager, the manager receives a predetermined share of client fees in place of the performance bonus. Additionally, members of the portfolio management team receive a share of GIM profits either in the form of dividends, for shareholders, or via the company’s profit sharing program for non-shareholders.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Andrew L. Beja, CFA	Other Registered Investment Companies	4	$ 1.29 billion	0	$0
	Other Pooled Vehicles	2	$ 1.35 billion	1	$ 400 million
	Other Accounts	52	$ 1.38 billion	7	$ 66.8 million

David Rose, CFA	Other Registered Investment Companies	1	$ 301.2 million	0	$0
	Other Pooled Vehicles	2	$ 1.04 billion	0	$0
	Other Accounts	16	$ 201.5 million	0	$0

Jeffrey A. Harrison, CFA	Other Registered Investment Companies	5	$ 1.30 billion	0	$0
	Other Pooled Vehicles	4	$ 463.8 million	0	$0
	Other Accounts	21	$ 535.8 million	0	$0

Conflicts of Interest

The portfolio management team responsible for managing the Fund has similar responsibilities to other clients of GIM. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIM is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Andrew L. Beja, CFA	X
David Rose, CFA	X
Jeffrey A. Harrison, CFA	X

Harris Associates L.P.

Harris Associates L.P. (“Harris”), located at 111 South Wacker Drive, Suite 4600, Chicago, IL 60606, serves as Sub-Adviser to the JNL/Harris Oakmark Global Equity Fund.

Portfolio Manager Compensation Structure

Each of Harris portfolio managers is compensated solely by the Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a Fund’s inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/Harris Oakmark Global Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Anthony P. Coniaris, CFA	Other Registered Investment Companies	3	$8.9 billion	0	$0
	Other Pooled Vehicles	43	$27.9 billion	5	$2.0 billion
	Other Accounts	378	$7.1 billion	0	$0

David G. Herro, CFA	Other Registered Investment Companies	13	$37.3 billion	0	$0
	Other Pooled Vehicles	44	$30.8 billion	5	$2.0 billion
	Other Accounts	24	$5.1 billion	0	$0

Eric Liu, CFA	Other Registered Investment Companies	1	$1.7 billion	0	$0
	Other Pooled Vehicles	22	$15.9 billion	3	$984.0 million
	Other Accounts	6	$1.1 billion	0	$0

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received a from broker dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Security Ownership of Portfolio Managers for the JNL/Harris Oakmark Global Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anthony P. Coniaris, CFA	X
David G. Herro, CFA	X
Eric Liu, CFA	X

Heitman Real Estate Securities LLC

Heitman Real Estate Securities LLC (“Heitman”) has principal offices at 191 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606 and is Sub-Adviser to the JNL/Heitman U.S. Focused Real Estate Fund. Heitman has provided investment management services to its clients since 1989 and specializes in publicly traded equity securities of North American companies principally engaged in the real estate industry, including REITs. Heitman was established in 1989 and has been a SEC-registered investment adviser since January 1995. As of December 31, 2021, Heitman had approximately $5.24 billion in assets under management.

Portfolio Manager Compensation Structure

Heitman compensates the Portfolio Manager for his management of the Fund. Heitman’s competitive compensation program is designed to accomplish several objectives, one of which is retention of Heitman’s talented team. A group of senior employees holds a 100% equity interest in the business. Equity ownership helps ensure retention of key personnel and, equally important, creates alignment of interest between Heitman’s partners and the firm’s clients. The structure is designed to create incentives for Heitman’s staff to deliver strong performance and high levels of client service. The total compensation of the firm’s equity owners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met.

For those professionals who are not in the equity ownership pool, compensation comes in the form of base salaries, which are evaluated annually against the market, and bonus compensation based on the achievement of enterprise, business unit and individual performance goals. Additional forms of compensation include awarding employees promote interests in funds or performance-oriented incentive fees, as well as offering the opportunity to invest in the sponsor capital position for many of the firm’s investment vehicles. Lastly, a phantom equity program is in place that grants a select group of seasoned individuals the right to receive compensation in the event the firm is sold. This provides employees with a vested interest in the firm and our growth.

Target incentive opportunities are communicated to employees each year and are based upon the market compensation of their position. In aggregate, total cash compensation levels approximate the median of competitive practice.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/Heitman U.S. Focused Real Estate Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jerry Ehlinger, CFA	Other Registered Investment Companies	2	$265.4 million	0	$0
	Other Pooled Vehicles	14	$1.65 billion	0	$0
	Other Accounts	20	$2.96 billion	2	$252.2 million

Jeffery Yurk, CFA	Other Registered Investment Companies	2	$225.4 million	0	$0
	Other Pooled Vehicles	13	$1.33 billion	0	$0
	Other Accounts	20	$1.85 billion	2	$252.2 million

Charles Harbin, CFA	Other Registered Investment Companies	2	$225.4 million	0	$0
	Other Pooled Vehicles	13	$1.33 billion	0	$0
	Other Accounts	20	$1.85 billion	2	$252.2 million

Conflicts of Interest

It is generally Heitman’s policy that investment decisions for all accounts managed by the Portfolio Manager be made based on a consideration of each client’s investment objectives, investment policies and guidelines and other specific account requirements or restrictions. The Portfolio Manager manages accounts with similar investment strategies and, therefore, the Heitman does not anticipate conflicts of interests as a result of differing investment strategies. General conflicts of interest, however, may include: Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Security Ownership of Portfolio Managers for the JNL/Heitman U.S. Focused Real Estate Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jerry Ehlinger, CFA	X
Jeffrey Yurk, CFA	X
Charles Harbin, CFA	X

Invesco Advisers, Inc. and its Affiliates

Invesco Advisers, Inc. (“Invesco”), located at 1555 Peachtree, N.E., Atlanta, GA 30309, serves as Sub-Adviser to the JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, and JNL/Invesco Small Cap Growth Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2021, Invesco Ltd. managed approximately $1.61 trillion in total assets.

Portfolio Manager Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

●	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

●	Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

●	Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in the table below.

Sub-Adviser	Performance time period [1]
Invesco [2]	One-, Three- and Five-year performance against Fund peer group

1 Rolling time periods based on calendar year end.

2 Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

●	Deferred/Long Term compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

●	Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco funds as well as other mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following tables reflect information as of December 31, 2021:

JNL/Invesco Diversified Dividend Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Peter Santoro, CFA	Other Registered Investment Companies	4	$18.6 billion	0	$0
	Other Pooled Vehicles	1	$88.3 million	0	$0
	Other Accounts[1]	1,035	$244.4 million	0	$0

Caroline Le Feuvre	Other Registered Investment Companies	4	$18.6 billion	0	$0
	Other Pooled Vehicles	1	$88.3 million	0	$0
	Other Accounts[1]	1,035	$244.4 million	0	$0

Craig Leopold, CFA[2]	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts[1]	0	$0	0	$0

Chris McMeans, CFA	Other Registered Investment Companies	4	$18.6 billion	0	$0
	Other Pooled Vehicles	1	$88.3 million	0	$0
	Other Accounts[1]	1,035	$244.4 million	0	$0

JNL/Invesco Global Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John Delano, CFA	Other Registered Investment Companies	9	$21.6 billion	0	$0
	Other Pooled Vehicles	3	$219.3 million	0	$0
	Other Accounts[1]	5	$147.9 million	0	$0

JNL/Invesco Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Juan Hartsfield, CFA	Other Registered Investment Companies	6	$7.2 billion	0	$0
	Other Pooled Vehicles	1	$5.7 billion	0	$0
	Other Accounts	2	$629.9 million	0	$0

Clay Manley, CFA	Other Registered Investment Companies	4	$5.7 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$629.9 million	0	$0
				0	$0
Justin Sander, CFA	Other Registered Investment Companies	2	$4.4 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
[1]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
[2]	Mr. Leopold began serving as a portfolio manager effective March 10, 2022. As of January 31, 2022, Mr. Leopold managed no other registered investment companies, no other pooled investment vehicles and no other account.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

●	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

●	Invesco determines which broker to use to execute each order, for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

●	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Invesco Diversified Dividend Fund as of December 31, 20211

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Santoro, CFA	X
Caroline Le Feuvre	X
Craig Leopold, CFA	X
Chris McMeans, CFA	X

Security Ownership of Portfolio Managers for the JNL/Invesco Global Growth Fund as of December 31, 20211

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Delano, CFA	X

Security Ownership of Portfolio Managers for the JNL/Invesco Small Cap Growth Fund as of December 31, 20211

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Juan Hartsfield, CFA	X
Clay Manley, CFA	X
Justin Sander, CFA	X
[1]	Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

Jackson National Asset Management, LLC

Jackson National Asset Management, LLC (“JNAM”), located at 225 West Wacker Drive, Chicago, Illinois 60606, makes the allocations to JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/JPMorgan Global Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

Portfolio Manager Compensation Structure

Assets of JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/JPMorgan Global Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund (“Funds”) are invested in a combination of mutual funds (“Underlying Funds”) or ETFs (“Underlying ETFs”). JNAM manages the Funds according to asset allocation limits. In this context, the term “portfolio manager” refers to development and oversight of the asset allocation process. The portfolio managers will determine allocations to the Underlying Funds or Underlying ETFs and apply those allocations. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson’s policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished through three primary compensation elements: Base salary and an annual bonus are the primary compensation arrangements. Certain individuals may participate in Jackson’s long-term incentive program (“LTIP”). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the LTIP has a three-year cliff vesting schedule. The mix of base, discretionary bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/JPMorgan Global Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
William Harding, CFA	Other Registered Investment Companies	20	$30 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Sean Hynes, CFA, CAIA	Other Registered Investment Companies	20	$30 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mark Pliska, CFA	Other Registered Investment Companies	20	$30 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Information provided as of June 30, 2022.

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
William Harding, CFA	Other Registered Investment Companies	20	$37.9 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Sean Hynes, CFA, CAIA	Other Registered Investment Companies	20	$37.9 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mark Pliska, CFA	Other Registered Investment Companies	20	$37.9 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Kyle Ottwell, CFA, CAIA*	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Became a portfolio manager effective April 25, 2022.

Conflicts of Interest

As discussed herein, the Funds, with the exception of the Alt Strategy Funds, are invested in the Underlying Funds according a pre-determined allocation in the Underlying Funds. The Alt Strategy Funds are allocated to the Underlying Funds based on allocations determined by the portfolio managers. The Underlying Funds available for the Alt Strategy Funds are limited. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Funds and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM’s and the Funds’ Code of Ethics, purchases and sales of Jackson and Jackson NY variable contracts must be reported by all “Access Persons,” including the portfolio managers, and consequently, all transactions in the Funds and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/JPMorgan Global Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund as of June 30, 2022

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William Harding, CFA				X
Sean Hynes, CFA, CAIA				X
Mark Pliska, CFA			X

Security Ownership of Portfolio Managers for the iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William Harding, CFA				X
Sean Hynes, CFA, CAIA				X
Mark Pliska, CFA			X
Kyle Ottwell, CFA, CAIA*					X

*Became a portfolio manager effective April 25, 2022.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JP Morgan”), with principal offices at 383 Madison Avenue, New York, New York 10179, serves as Sub-Adviser to the JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, and JNL/JPMorgan U.S. Value Fund. JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company. JP Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Portfolio Manager Compensation Structure

JP Morgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JP Morgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JP Morgan’s compliance, risk and regulatory procedures.

Feedback from JP Morgan’s risk and control professionals is considered in assessing performance.

JP Morgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.  Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee ’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JP Morgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return.  100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific und(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/JPMorgan Global Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Eric J. Bernbaum	Other Registered Investment Companies	6	$19.62 million	0	$0
	Other Pooled Vehicles	12	$39.17 million	0	0
	Other Accounts	2	$123.09 million	0	0

Jeffrey A. Geller	Other Registered Investment Companies	44	$98.45 million	0	$0
	Other Pooled Vehicles	46	$63.02 million	0	$0
	Other Accounts	20	$16.24 million	1	$505,028

Grace Koo	Other Registered Investment Companies	18	$22.97 million	0	$0
	Other Pooled Vehicles	1	$266.76 million	0	$0
	Other Accounts	0	$0	0	$0

Michael Feser	Other Registered Investment Companies	13	$32.67 million	0	$0
	Other Pooled Vehicles	3	$1.38 million	0	$0
	Other Accounts	11	$2.76 million	0	$0

Phil Camporeale	Other Registered Investment Companies	2	$5.22 million	0	$0
	Other Pooled Vehicles	1	$266.76 million	0	$0
	Other Accounts	0	$0	0	$0

JNL/JPMorgan Hedged Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hamilton Reiner	Other Registered Investment Companies	7	$34.01 million	0	$0
	Other Pooled Vehicles	1	$345.38 million	0	$0
	Other Accounts	0	$0	0	$0

Raffaele Zingone	Other Registered Investment Companies	16	$44.32 million	0	$0
	Other Pooled Vehicles	10	$6.79 million	0	$0
	Other Accounts	13	$13.35 million	5	$1.55 million

JNL/JPMorgan MidCap Growth Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Timothy Parton	Other Registered Investment Companies	15	$23.61 million	0	$0
	Other Pooled Vehicles	24	$14.82 million	0	$0
	Other Accounts	9	$4.2 million	2	$404,237

Felise Agranoff	Other Registered Investment Companies	9	$27.65 million	0	$0
	Other Pooled Vehicles	4	$4.43 million	0	$0
	Other Accounts	13	$2.28 million	1	$313,766

Daniel Bloomgarden	Other Registered Investment Companies	2	$9.61 million	0	$0
	Other Pooled Vehicles	1	$121,492	0	$0
	Other Accounts	0	$0	0	$0

*Information provided as of June 30, 2022.

JNL/JPMorgan U.S. Government & Quality Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael Sais	Other Registered Investment Companies	4	$9.38 million	0	$0
	Other Pooled Vehicles	1	$1.01 million	0	$0
	Other Accounts	4	$5.34 million	2	$1.56 million

Robert Manning	Other Registered Investment Companies	3	$4.23 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	57	$50.43 million	1	$679,624

JNL/JPMorgan U.S. Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Clare A. Hart	Other Registered Investment Companies	8	$55.18 million	0	$0
	Other Pooled Vehicles	4	$12.01 million	0	$0
	Other Accounts	52	$24.46 million	0	$0

Andrew Brandon	Other Registered Investment Companies	7	$55.15 million	0	$0
	Other Pooled Vehicles	4	$12.01 million	0	$0
	Other Accounts	52	$24.46 million	0	$0

David Silberman	Other Registered Investment Companies	7	$55.15 million	0	$0
	Other Pooled Vehicles	4	$12.01 million	0	$0
	Other Accounts	52	$24.46 million	0	$0

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Security Ownership of Portfolio Managers for the JNL/JPMorgan Global Allocation Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Eric J. Bernbaum	X
Jeffrey A. Geller	X
Grace Koo	X
Michael Feser	X
Phil Camporeale	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan Hedged Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Hamilton Reiner	X
Raffaele Zingone	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan MidCap Growth Fund as of June 30, 2022

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Timothy Parton	X
Felise Agranoff	X
Daniel Bloomgarden	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan U.S. Government & Quality Bond Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Sais	X
Robert Manning	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan U.S. Value Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Clare A. Hart	X
Andrew Brandon	X
David Silberman	X

Kayne Anderson Rudnick Investment Management, LLC

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is located at 2000 Avenue of the Stars, Ste. 1110, Los Angeles, CA 90067 and serves as Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager Mid Cap Fund and JNL Multi-Manager Small Cap Growth Fund. KAR acts as sub-adviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2021, KAR had approximately $65.0 billion in assets under management.

Portfolio Manager Compensation Structure

KAR’s incentive compensation plan for its portfolio managers is comprised of a base salary, an incentive bonus, and equity grants from KAR’s parent company, Virtus Investment Partners, Inc. (“Virtus”). The equity grants are in the form of Virtus Restricted Stock Units with multi-year vesting. KAR’s PMs also receive a portion of their compensation in deferred compensation that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the PM. For the bonus component, compensation is materially tied to the long-term risk-adjusted performance of the strategies for which the portfolio managers are responsible. Specifically, 75% of the bonus is determined by quantitative factors and 25% of the bonus is determined by qualitative factors. The quantitative factors are calculated with 50% based upon the equal weighted average of 1-year, 3-year, and 5-year alpha and 50% based upon the equal weighted average of 1-year, 3-year, and 5-year annualized returns relative to the respective peer group. The bonus can equal or exceed the base salary and is tied to a bonus pool that is dependent on firm profitability.

KAR’s Portfolio Managers are also able to participate in broad-based plans offered generally to KAR’s employees by its parent company, Virtus, including 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Chris Wright, CFA	Other Registered Investment Companies	2	$317.27 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$2.61 million	0	$0

Julie Biel, CFA	Other Registered Investment Companies	2	$364.53 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	132	$193.64 million	0	$0

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hyung Kim	Other Registered Investment Companies	6	$4.01 billion	0	$0
	Other Pooled Vehicles	1	$29.42 million	0	$0
	Other Accounts	5	$522.82 million	0	$0

Craig Thrasher, CFA	Other Registered Investment Companies	6	$4.01 billion	0	$0
	Other Pooled Vehicles	3	$136.96 million	0	$0
	Other Accounts	6	$525.92 million	0	$0

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Douglas S. Foreman, CFA	Other Registered Investment Companies	5	$4.96 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	924	$1.02 billion	0	$0

Chris Armbruster, CFA	Other Registered Investment Companies	5	$4.96 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	924	$1.02 billion	0	$0

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Todd Beiley, CFA	Other Registered Investment Companies	5	$9.38 billion	0	$0
	Other Pooled Vehicles	6	$611.24 million	0	$0
	Other Accounts	1,607	$10.66 billion	1	$271.27 million

Jon Christensen, CFA	Other Registered Investment Companies	7	$15.32 billion	0	$0
	Other Pooled Vehicles	7	$666.39 million	0	$0
	Other Accounts	2,752	$27.48 billion	1	$271.27 million

Julie Biel, CFA	Other Registered Investment Companies	2	$364.53 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	132	$193.64 million	0	$0

Chris Wright, CFA	Other Registered Investment Companies	2	$317.27 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$2.61 million	0	$0

Conflicts of Interest

There can be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs, participation or interest in client transactions that can result from personal trading by KAR’s employees, performance-based fees and side-by-side management, proxy voting, and any soft dollar arrangements that the relevant Sub-Adviser may have in place that could benefit the Funds and/or such other accounts. KAR has policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of its clients. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material because portfolio managers generally manage funds and other accounts having similar investment strategies.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Chris Wright, CFA	X
Julie Biel, CFA	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Hyung Kim	X
Craig Thrasher, CFA	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Douglas S. Foreman, CFA	X
Chris Armbruster, CFA	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Todd Beiley, CFA	X
Jon Christensen, CFA	X
Julie Biel, CFA	X
Chris Wright, CFA	X

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as Sub-Adviser to the JNL/Lazard International Strategic Equity Fund and Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Team Management and Model Portfolios. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Portfolio Manager Compensation Structure

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Funds. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team(s) of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management team(s).

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sean Reynolds	Other Registered Investment Companies	2	$291.72 million	0	$0
	Other Pooled Vehicles	2	$633.9 million	4	$2.31 billion
	Other Accounts	0	$0	1	$199.72 million

Frank Bianco, CFA	Other Registered Investment Companies	2	$291.72 million	0	$0
	Other Pooled Vehicles	2	$633.9 million	4	$2.31 billion
	Other Accounts	0	$0	1	$199.72 million

JNL/Lazard International Strategic Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Little	Other Registered Investment Companies	8	$7.41 billion	0	$0
	Other Pooled Vehicles	9	$5.33 billion	0	$0
	Other Accounts	44	$9.9 billion	1	$231.48 million

Michael A. Bennett	Other Registered Investment Companies	11	$15.88 billion	1	$5.94 billion
	Other Pooled Vehicles	17	$7.65 billion	0	$0
	Other Accounts	173	$26.08 billion	3	$303.66 million

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Robin O. Jones	Other Registered Investment Companies	8	$7.41 billion	0	$0
	Other Pooled Vehicles	9	$5.33 billion	0	$0
	Other Accounts	44	$9.9 billion	1	$231.48 million

John R. Reinsberg	Other Registered Investment Companies	15	$9.88 billion	0	$0
	Other Pooled Vehicles	71	$15.78 billion	2	$373.52 million
	Other Accounts	11	$10.35 billion	0	$0

Jimmie Bork	Other Registered Investment Companies	1	$17.8 million	0	$0
	Other Pooled Vehicles	3	$341.53 million	0	$0
	Other Accounts	5	$354.21 million	1	$231.48 million

Conflicts of Interest

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to a Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Funds and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Funds. In addition, the Funds are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the corresponding Similar Accounts, and the performance of securities purchased for the Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Funds.

5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for a Fund, which could have the potential to adversely impact a Fund, depending on market conditions. In addition, if a Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of a Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sean H. Reynolds	X
Frank Bianco, CFA	X

Security Ownership of Portfolio Managers for the JNL/Lazard International Strategic Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Little	X
Michael A. Bennett	X
Robin O. Jones	X
John R. Reinsberg	X
Jimmie Bork	X

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is located at One Financial Center, Boston, MA 02111 and serves as Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund and sub-adviser to the JNL/Loomis Sayles Global Growth Fund. Loomis Sayles is a Delaware limited partnership, registered as an investment adviser that provides investment advice to retirement and pension plans, institutional and corporate clients, insurance companies, mutual funds and high net worth individuals. Loomis Sayles is a global asset management firm founded in 1926. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. As of December 31, 2021, Loomis Sayles managed approximately $363.1 billion in domestic and global fixed-income and equity assets.

Portfolio Manager Compensation Structure

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He is compensated according to the overall performance of the strategy. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management review the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be here on the vesting dates in order to receive the deferred bonus.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as portfolio manager for a private investment fund.

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Alternative Fund and JNL/Loomis Sayles Global Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Aziz V. Hamzaogullari, CFA	Other Registered Investment Companies	31	$33.6 billion	0	$0
	Other Pooled Vehicles	20	$15.21 billion	2	$543.19 million
	Other Accounts	143	$35.12 billion	1	$379.84 million

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Security Ownership of Portfolio Manager for the JNL Multi-Manager Alternative Fund and JNL/Loomis Sayles Global Growth Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Aziz V. Hamzaogullari, CFA	X

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) is located at 90 Hudson Street, Jersey City, NJ 07302-3973 and serves as a Sub-Adviser to the JNL/Lord Abbett Short Duration Income Fund . Lord Abbett is a Delaware limited liability company

Portfolio Manager Compensation Structure

When used in this section, the term “fund” refers to the JNL/Lord Abbett Short Duration Income Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed or sub-advised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate a fund’s performance against one or more benchmarks from among a fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectuses, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of a fund’s peer groups (as defined from time to time by third party investment research companies), as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/Lord Abbett Short Duration Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Andrew H. O’Brien, CFA	Other Registered Investment Companies	15	$102.08 billion	0	$0
	Other Pooled Vehicles	4	1.69 billion	0	$0
	Other Accounts	66	$13.71 billion	2	$1.44 billion

Kewjin Yuoh	Other Registered Investment Companies	17	$134.6 billion	0	$0
	Other Pooled Vehicles	5	$1.71 billion	0	$0
	Other Accounts	68	$13.8 billion	2	$1.44 billion

Steven F. Rocco, CFA	Other Registered Investment Companies	22	$131.34	0	$0
	Other Pooled Vehicles	6	$2.09	0	$0
	Other Accounts	49	$14.82	2	$1.44 billion

Robert A. Lee	Other Registered Investment Companies	16	$133.45 billion	0	$0
	Other Pooled Vehicles	6	$2.25 billion	0	$0
	Other Accounts	66	$15.63 billion	2	$1.44 billion

Adam C. Castle, CFA	Other Registered Investment Companies	9	$95.61 billion	0	$0
	Other Pooled Vehicles	4	$1.69 billion	0	$0
	Other Accounts	55	$12.65 billion	2	$1.44 billion

Harris A. Trifon	Other Registered Investment Companies	5	$75.63 billion	0	$0
	Other Pooled Vehicles	4	$1.69 billion	0	$0
	Other Accounts	42	$11.08 billion	2	$1.44 billion

Yoana N. Koleva, CFA	Other Registered Investment Companies	4	$20.39 billion	0	$0
	Other Pooled Vehicles	1	$1.39 billion	0	$0
	Other Accounts	5	$0.98 billion	0	$0

Conflicts of Interest

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the JNL/Lord Abbett Short Duration Income Fund and the investments of the portfolio managers’ other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts in the table referenced above.

Security Ownership of Portfolio Managers for the JNL/Lord Abbett Short Duration Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Andrew H. O’Brien, CFA	X
Kewjin Yuoh	X
Steven F. Rocco, CFA	X
Robert A. Lee	X
Adam C. Castle, CFA	X
Harris A. Trifon	X
Yoana N. Koleva, CFA	X

Massachusetts Financial Services Company (dba MFS Investment Management)

Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS”), located at 111 Huntington Avenue, Boston, MA 02199, is the Sub-Adviser to the JNL/MFS Mid Cap Value Fund. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Portfolio Manager Compensation Structure

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2021, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:

Fund/Portfolio Managers	Benchmark(s)
JNL/MFS Mid Cap Value Fund
Kevin Schmitz	Morningstar US Mid Cap Broad Value Index (gross div)
Brooks Taylor	Morningstar US Mid Cap Broad Value Index (gross div)
Richard Offen	Russell Midcap® Value Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/MFS Mid Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Kevin Schmitz	Other Registered Investment Companies	8	$23.9 billion	0	$0
	Other Pooled Vehicles	1	$100.4 million	0	$0
	Other Accounts	4	$265.3 million	0	$0

Brooks Taylor	Other Registered Investment Companies	9	$31.4 billion	0	$0
	Other Pooled Vehicles	1	$100.4 million	0	$0
	Other Accounts	4	$265.3 million	0	$0

Richard Offen	Other Registered Investment Companies	8	$23.9 billion	0	$0
	Other Pooled Vehicles	1	$100.4 million	0	$0
	Other Accounts	4	$265.3 million	0	$0

Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the fu The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Security Ownership of Portfolio Managers for the JNL/MFS Mid Cap Value Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kevin Schmitz	X
Brooks Taylor	X
Richard Offen	X

Mellon Investments Corporation

Mellon Investments Corporation (“Mellon”) is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).  BNY Mellon is a publicly traded financial holding company. Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

Mellon serves as Sub-Adviser to the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund, JNL International Index Fund, JNL Bond Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/Goldman Sachs 4 Fund. Mellon is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Portfolio Manager Compensation Structure

Passively Managed Mutual Fund Portfolio Manager Compensation

Mellon’s rewards program is designed to be market-competitive and align Mellon’s compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Mellon’s investment personnel to focus on long-term alpha generation.

Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the Mellon’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass Mellon’s investment professional rewards program.

●	Base salary
●	Annual cash incentive
●	Long-Term Incentive Plan
●	Deferred cash for investment in the firm’s products
●	BNY Mellon restricted stock units

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund, JNL International Index Fund, JNL Bond Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/Goldman Sachs 4 Fund.

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Marlene Walker Smith	Other Registered Investment Companies	119	$142.4 billion	0	$0
	Other Pooled Vehicles	109	$130.3 billion	0	$0
	Other Accounts	56	$161.3 billion	0	$0

David France, CFA	Other Registered Investment Companies	119	$142.4 billion	0	$0
	Other Pooled Vehicles	109	$130.3 billion	0	$0
	Other Accounts	56	$161.3 billion	0	$0

Todd Frysinger, CFA	Other Registered Investment Companies	119	$142.4 billion	0	$0
	Other Pooled Vehicles	109	$130.3 billion	0	$0
	Other Accounts	56	$161.3 billion	0	$0

Vlasta Sheremeta, CFA	Other Registered Investment Companies	119	$142.4 billion	0	$0
	Other Pooled Vehicles	109	$130.3 billion	0	$0
	Other Accounts	56	$161.3 billion	0	$0

Michael Stoll	Other Registered Investment Companies	119	$142.4 billion	0	$0
	Other Pooled Vehicles	109	$130.3 billion	0	$0
	Other Accounts	56	$161.3 billion	0	$0

JNL Bond Index Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Nancy Rogers	Other Registered Investment Companies	16	$6.5 billion	0	$0
	Other Pooled Vehicles	34	$20.8 billion	0	$0
	Other Accounts	24	$16.3 billion	0	$0

Gregg Lee	Other Registered Investment Companies	16	$6.5 billion	0	$0
	Other Pooled Vehicles	34	$20.8 billion	0	$0
	Other Accounts	24	$16.3 billion	0	$0

Conflicts of Interest

It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY Mellon, potential conflicts may also arise between Mellon and other BNY Mellon companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, Mellon has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Mellon has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.

The following table reflects information as of December 31, 2021.

Security Ownership of Portfolio Managers for the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund, JNL International Index Fund, JNL Bond Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/Goldman Sachs 4 Fund.

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Marlene Walker Smith	X
David France, CFA	X
Todd Frysinger, CFA	X
Vlasta Sheremeta, CFA	X
Michael Stoll	X

Security Ownership of Portfolio Managers for the JNL Bond Index Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Nancy Rogers, CFA	X
Gregg Lee, CFA	X

Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, serves as Sub-Adviser to the JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, and JNL/Neuberger Berman Strategic Income Fund. NBIA is responsible for choosing the Fund’s investments and handling its day-to-day business. Together, the Neuberger Berman organization (“Neuberger Berman”) affiliates manage approximately $460 billion in total assets as of December 31, 2021 and continue an asset management history that began in 1939.

Portfolio Manager Compensation Structure

NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/Neuberger Berman Commodity Strategy Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hakan Kaya	Other Registered Investment Companies	1	$155.0 million	0	$0
	Other Pooled Vehicles	3	$1.22 billion	0	$0
	Other Accounts	0	$0	0	$0

David Yi Wan	Other Registered Investment Companies	1	$155.0 million	0	$0
	Other Pooled Vehicles	3	$1.22 billion	0	$0
	Other Accounts	0	$0	0	$0

Michael Foster	Other Registered Investment Companies	2	$277.0 million	0	$0
	Other Pooled Vehicles	2	$218.0 million	0	$0
	Other Accounts	341	$9.08 billion	0	$0

JNL/Neuberger Berman Gold Plus Strategy Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hakan Kaya	Other Registered Investment Companies	2	$180.0 million	0	$0
	Other Pooled Vehicles	3	$1.22 billion	0	$0
	Other Accounts	0	$0	0	$0

David Yi Wan	Other Registered Investment Companies	2	$180.0 million	0	$0
	Other Pooled Vehicles	3	$1.22 billion	0	$0
	Other Accounts	0	$0	0	$0

Michael Foster	Other Registered Investment Companies	2	$277.0 million	0	$0
	Other Pooled Vehicles	2	$218.0 million	0	$0
	Other Accounts	341	$9.08 billion	0	$0

JNL/Neuberger Berman Strategic Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Thanos Bardas	Other Registered Investment Companies	2	$1.11 billion	0	$0
	Other Pooled Vehicles	17	$4.23 billion	1	$142.0 million
	Other Accounts	76	$26.93 billion	4	$88.0 million

David M. Brown	Other Registered Investment Companies	2	$1.05 billion	0	$0
	Other Pooled Vehicles	86	$33.87 billion	2	$2.22 billion
	Other Accounts	270	$38.16 billion	2	$152.0 million

Bradley C. Tank	Other Registered Investment Companies	5	$4.17 billion	0	$0
	Other Pooled Vehicles	25	$8.62 billion	1	$2.08 billion
	Other Accounts	39	$8.79 billion	0	$0

Ashok Bhatia	Other Registered Investment Companies	4	$3.53 billion	0	$0
	Other Pooled Vehicles	25	$8.62 billion	1	$2.08 billion
	Other Accounts	39	$8.79 billion	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information. For instance, NBIA portfolio managers may utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NBIA maintains procedures that address the process by which material non-public information may be acquired intentionally by NBIA. When considering whether to acquire material non-public information, NBIA will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NBIA’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NBIA may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NBIA, including a fund, may purchase or potentially limiting the ability of NBIA, including a fund, to sell such securities or instruments. Similarly, where NBIA declines access to (or otherwise does not receive or share within NBIA) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NBIA will endeavor to act fairly to its clients as a whole. NBIA reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

Security Ownership of Portfolio Managers for the JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Gold Plus Strategy as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Hakan Kaya	X
David Yi Wan	X
Michael Foster	X

Security Ownership of Portfolio Managers for the JNL/Neuberger Berman Strategic Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thanos Bardas	X
David M. Brown	X
Ashok Bhatia	X
Bradley C. Tank	X

Newton Investment Management North America, LLC

Newton Investment Management North America, LLC (“Newton”) is located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, and serves as Sub-Adviser to the JNL/Newton Equity Income Fund. Newton is a corporation organized under the laws of the State of Delaware and is a wholly owned indirect subsidiary of BNY Mellon.  BNY Mellon is a publicly traded financial holding company.

Portfolio Manager Compensation Structure

Newton’s rewards program is designed to be market-competitive and align Newton’s compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Newton’s investment personnel to focus on long-term alpha generation.

Newton’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the Newton’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass Newton’s investment professional rewards program.

●	Base salary
●	Annual cash incentive
●	Long-Term Incentive Plan
o	Deferred cash for investment Deferred cash for investment in our own products
o	Deferred notional shares in Newton

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/Newton Equity Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John C. Bailer	Other Registered Investment Companies	4	$1.68 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	14	$2.82 billion	0	$0

Conflicts of Interest

It is the policy of Newton to make business decisions free from conflict. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between the Firm and other BNYM companies.

Newton will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, Newton has adopted policies and procedures to address such conflicts. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Newton has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

Security Ownership of Portfolio Manager for the JNL/Newton Equity Income Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John C. Bailer	X

Nuance Investments, LLC

Nuance Investments, LLC (“Nuance”) is located at 4900 Main Street, Suite 220, Kansas City MO 64112 and serves as a Co-Sub-Adviser to the JNL Multi-Manager Mid Cap Fund . Nuance is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions. As of December 31, 2021, Nuance had about $6.60 billion in assets under management.

Portfolio Manager Compensation Structure

The Adviser compensates the Portfolio Managers for their management of the Fund. Portfolio Managers are compensated in four separate ways: salary, bonus, profit sharing and asset revenue sharing. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on job performance. The profit sharing and asset revenue sharing components are participations in the growth and overall profitability of the Adviser. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio managers’ compensation packages are paid by the Adviser and not by any client account.

As of December 31, 2021, the Portfolio Managers managed one account pursuant to a performance-based advisory fee with net assets of $66.43 million.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Scott A. Moore, CFA	Other Registered Investment Companies	6	$4.40 billion	0	$0
	Other Pooled Vehicles	1	$76.77 million	0	$0
	Other Accounts	782	$1.83 billion	1	$66.43 million

Chad Baumler, CFA	Other Registered Investment Companies	6	$4.40 billion	0	$0
	Other Pooled Vehicles	1	$76.77 million	0	$0
	Other Accounts	782	$1.83 billion	1	$66.43 million

Darren Schryer, CFA, CPA	Other Registered Investment Companies	6	$4.40 billion	0	$0
	Other Pooled Vehicles	1	$76.77 million	0	$0
	Other Accounts	782	$1.83 billion	1	$66.43 million

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott A. Moore, CFA	X
Chad Baumler, CFA	X
Darren Schryer, CFA, CPA	X

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660 serves as Sub-Adviser to the JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/PIMCO Real Return Fund. PIMCO is an investment management firm founded in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain and former officers of PIMCO. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;
●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
●	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
●	Contributions to mentoring, coaching and/or supervising members of team;
●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/PIMCO Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Daniel J. Ivascyn	Other Registered Investment Companies	18	$196.62 billion	0	$0
	Other Pooled Vehicles	19	$99.06 billion	1	$3.77 million
	Other Accounts	1	$2.30 billion	1	$284.51 million

Alfred T. Murata	Other Registered Investment Companies	19	$198.29 billion	0	$0
	Other Pooled Vehicles	17	$47.33 billion	0	$0
	Other Accounts	6	$1.50 billion	1	$3.77 million

Josh Anderson	Other Registered Investment Companies	6	$162.06 billion	0	$0
	Other Pooled Vehicles	13	$16.94 billion	1	$1.75 billion
	Other Accounts	1	$110 thousand	0	$0

JNL/PIMCO Investment Grade Credit Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Amit Arora, CFA, FRM	Other Registered Investment Companies	3	$19.33 billion	0	$0
	Other Pooled Vehicles	7	$2.13 billion	0	$0
	Other Accounts	101	$35.25 billion	1	$49.67 million

Mohit Mittal	Other Registered Investment Companies	31	$133.54 billion	0	$0
	Other Pooled Vehicles	21	$37.55 billion	2	$2.92 billion
	Other Accounts	145	$279.54 billion	7	$517.23 million

Mark R. Kiesel	Other Registered Investment Companies	22	$1.56 billion	0	$0
	Other Pooled Vehicles	53	$94.74 billion	8	$45.26 billion
	Other Accounts	94	$73.65 billion	5	$322.65 million

JNL/PIMCO Real Return Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Stephen Rodosky	Other Registered Investment Companies	23	$43.98 billion	0	$0
	Other Pooled Vehicles	8	$2.68 billion	2	$1.67 billion
	Other Accounts	20	$8.2 billion	4	$1.3 billion

Daniel He	Other Registered Investment Companies	18	$28.03 billion	0	$0
	Other Pooled Vehicles	2	$697.70 million	1	$43.98 billion
	Other Accounts	6	$2.67 billion	0	$0

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.  Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds.  In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund.  Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Security Ownership of Portfolio Managers for the JNL/PIMCO Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Ivascyn	X
Alfred T. Murata	X
Josh Anderson	X

Security Ownership of Portfolio Managers for the JNL/PIMCO Investment Grade Credit Bond Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Amit Arora, CFA, FRM	X
Mohit Mittal	X
Mark R. Kiesel	X

Security Ownership of Portfolio Managers for the JNL/PIMCO Real Return Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Stephen Rodosky	X
Daniel He	X

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as Sub-Adviser to the JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, and JNL/PPM America Total Return Fund. PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

Portfolio Manager Compensation Structure

PPM’s compensation and incentive programs are designed to retain high-quality professionals

PPM rewards professional staff according to competitive industry scales, quality of work, and performance through three primary compensation elements:

●	Fixed base salary, which is evaluated and subject to merit increases annually.
●	Discretionary bonuses, which are evaluated annually, and based primarily on individual results. Investment results are our primary consideration, but PPM also considers firm-wide results to encourage cross-team collaboration.
●	Long-Term Incentive Programs, including PPM’s Long-Term Incentive Program (LTIP), and Performance Incentive Award (PIA):
○	LTIP: For most mid- and senior level professionals, LTIP has been the primary long-term incentive program. The LTIP may take the form of several awards, depending on an individual’s level within the organization:
▪	Performance-based awards: Contingent on meeting predetermined financial metrics at the Jackson Holding company level over a three-year period, and are granted in the form of Performance Share Units (PSUs) of Jackson Financial Inc. If the performance criteria are met at the end of the three-year period, participants would cliff vest in the PSUs at the end of three years.
▪	Time-based awards: Do not have a performance goal, but fully vest solely after passage of a specific time, usually three years, and are granted in the form of Restricted Stock Units (RSUs) of Jackson Financial Inc. 1/3 of an RSU award will vest on each of the 1st, 2nd, and 3rd anniversaries of the grant date.
○	PIA: Certain senior executives, portfolio managers, analysts, and traders participate in a Performance Incentive Award (PIA) program, where PPM will invest an amount of deferred compensation in the PPM Funds, the series of which have similar investment objectives and investment strategies to JNL/PPM America High Yield Bond Fund and JNL/PPM America Total Return Fund. This further aligns individual compensation to the investment performance delivered to clients. The PIA program has a three-year cliff vesting schedule. Participants in the PIA are paid in cash at the end of the vesting period.

Our compensation and incentive programs support our investors’ interests

●	We strengthen the connection between our compensation and our clients’ goals by structuring incentive programs that promote both individual and firm wide performance.
●	As discussed above, certain portfolio managers participate in a deferred compensation program (the PIA program). The PPM Fund(s) in which a portfolio manager’s deferred compensation is invested by PPM may not be the Fund(s) for which he or she serves as a portfolio manager.

The mix of base, discretionary bonus, and long-term incentives (LTIP and PIA) varies by level, with more senior employees having a greater percentage of their pay at risk through discretionary bonus and long-term incentives.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL/PPM America Floating Rate Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Adam Spielman	Other Registered Investment Companies	2	$2.0 billion	0	$0
	Other Pooled Vehicles	3	$1.32 billion	0	$0
	Other Accounts	6	$2.43 billion	0	$0

David Wagner	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	6	$2.43 billion	0	$0

JNL/PPM America High Yield Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Adam Spielman	Other Registered Investment Companies	2	$1.27 billion	0	$0
	Other Pooled Vehicles	3	$1.32 billion	0	$0
	Other Accounts	6	$2.43 billion	0	$0

Karl Petrovich	Other Registered Investment Companies	1	$62.8 billion	0	$0
	Other Pooled Vehicles	3	$1.32 billion	0	$0
	Other Accounts	0	$0	0	$0

John Broz	Other Registered Investment Companies	1	$62.8 billion	0	$0
	Other Pooled Vehicles	3	$1.32 billion	0	$0
	Other Accounts	0	$0	0	$0

JNL/PPM America Total Return Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael T. Kennedy	Other Registered Investment Companies	1	$58.0 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$10.25 billion	0	$0

Josh Settle, CFA	Other Registered Investment Companies	1	$58.0 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$10.25 billion	0	$0

Conflicts of Interest

The management of multiple funds and accounts gives rise to potential and actual conflicts of interest. PPM has adopted certain compliance procedures which are designed to address conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Allocation of Time and Ideas

Portfolio managers must divide time and investment ideas across multiple funds and accounts. Portfolio managers generally focus on a particular investment discipline; therefore, other funds and/or accounts are in most cases managed using the same or substantially similar investment strategies that are used in connection with the management of the Funds. As a result, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective Fund.

Investment Opportunities

Other funds and accounts may have similar or different objectives, benchmarks, time horizons, and fees. The other accounts and funds may invest in the same instruments as the Funds, which may create potential conflicts, particularly where investment opportunities in securities or markets are limited or where the liquidity of certain instruments is limited. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. The allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to provide favorable treatment to certain accounts, including those of clients affiliated with PPM. Additionally, conflicts may arise with both the aggregation and allocation of trade orders that were only partially filled due to limited availability. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of clients managed by PPM. PPM seeks to manage such potential conflicts through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Conflicts may also arise in cases where client and/or affiliate client accounts are invested in or conduct research relating to different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients or result in PPM receiving material, non-public information, or PPM may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PPM acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, PPM will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PPM acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Related Party Investments

Related parties to PPM may provide initial funding to or otherwise invest in a Fund. When a related party provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Fees

A portfolio manager may advise certain accounts subject to performance based fees. Such circumstances give rise to a potential conflict, in that the portfolio manager may have an incentive to favor performance based fee accounts over a Fund. As noted above, PPM has policies and procedures in place to mitigate such conflicts, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Personal Investments

A portfolio manager may invest in a Fund that he or she advises. Also, a portfolio manager’s management of personal accounts may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While PPM has adopted a variety of procedures, including a code of ethics which PPM believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Security Ownership of Portfolio Managers for the JNL/PPM America Floating Rate Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Adam Spielman	X
David Wagner	X

Security Ownership of Portfolio Managers for the JNL/PPM America High Yield Bond Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Karl Petrovich	X
Adam Spielman	X
John Broz			X

Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael T. Kennedy	X
Josh Settle, CFA	X

Reinhart Partners, Inc.

Reinhart Partners, Inc. (“Reinhart”), located at 1500 West Market Street, Suite 100, Mequon, Wisconsin 53092, serves as a Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund. Established in 1991, Reinhart is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and is responsible for about $2.76 billion in assets under management as of December 31, 2021.

Portfolio Manager Compensation Structure

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Reinhart compensates the Portfolio Managers for their management of the Funds. The Portfolio Managers’ compensation is based on a combination of competitive base salary and additional compensation based upon the amount of assets managed. The Portfolio Managers’ entire compensation package is paid by the Reinhart and not by any client account.

Other Accounts Managed and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Matthew Martinek, CFA	Other Registered Investment Companies	2	$509.78 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	92	$779.41 million	0	$0

Brent Jesko	Other Registered Investment Companies	2	$509.78 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	179	$532.28 million	2	$66.38 million

Conflicts of Interest

Please see “Portfolio Manager Compensation Structure” above.

Security Ownership of the Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Matthew Martinek, CFA	X
Brent Jesko	X

River Road Asset Management, LLC

River Road Asset Management, LLC (“River Road”) is located at Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202 and was founded in 2005. River Road is indirectly majority owned by Affiliated Managers Group, Inc., and members of River Road’s senior management team hold a substantial minority equity interest in the firm.

Portfolio Manager Compensation Structure

Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. All portfolio managers also own equity in River Road, which entitles them to a portion of the firm’s profits.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
J. Justin Akin	Other Registered Investment Companies	5	$1.83 billion	0	$0
	Other Pooled Vehicles	8	$ 562.27 million	0	$0
	Other Accounts	31	$ 2.36 billion	2	$366.75 million

R. Andrew Beck	Other Registered Investment Companies	7	$2.44 billion	0	$0
	Other Pooled Vehicles	11	$1.35 billion	0	$0
	Other Accounts	47	$3.50 billion	2	$366.75 million

James C. Shircliff, CFA	Other Registered Investment Companies	5	$1.83 billion	0	$0
	Other Pooled Vehicles	8	$ 562.27 million	0	$0
	Other Accounts	31	$ 2.36 billion	2	$366.75 million

Conflicts of Interest

The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients although there can be no assurance that such policies and procedures will adequately address such conflicts.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
J. Justin Akin	X
R. Andrew Beck	X
James C. Shircliff, CFA	X

Segall Bryant & Hamill, LLC

Segall Bryant & Hamill, LLC (“SBH”) is located at 540 West Madison Street, Suite 1900, Chicago, IL 60661 and serves as Co-Sub-Adviser to the JNL Multi-Manager Small Cap Growth Fund.

Portfolio Manager Compensation Structure

SBH’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation. Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from SBH’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of SBH.

Portfolio managers may also participate in SBH’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Brian C. Fitzsimmons, CFA	Other Registered Investment Companies	2	$549.5 million	0	$0
	Other Pooled Vehicles	0	0	0	$0
	Other Accounts	6	$154.8 million	0	$0

Mitch S. Begun, CFA	Other Registered Investment Companies	2	$549.5 million	0	$0
	Other Pooled Vehicles	0	0	0	$0
	Other Accounts	6	$154.8 million	0	$0

Mark S. Truelsen, CFA	Other Registered Investment Companies	2	$549.5 million	0	$0
	Other Pooled Vehicles	0	0	0	$0
	Other Accounts	6	$154.8 million	0	$0

Conflicts of Interest

S BH has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest have been reasonably designed.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian C. Fitzsimmons, CFA	X
Mitch S. Begun, CFA	X
Mark S. Truelsen, CFA	X

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-Adviser to the JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund. T. Rowe is also Co-Sub-Adviser to JNL Multi-Manager Emerging Markets Equity Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services. As of December 31, 2021, T. Rowe Price had approximately $1.69 trillion in assets under management.

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Ernest Yeung, CFA, IMC	Other Registered Investment Companies	2	$4.34 billion	0	$0
	Other Pooled Vehicles	4	$4.07 billion	0	$0
	Other Accounts	0	$0	0	$0

JNL/T. Rowe Price Balanced Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Charles M. Shriver, CFA	Other Registered Investment Companies	13	$53.19 billion	0	$0
	Other Pooled Vehicles	25	$10.32 billion	0	$0
	Other Accounts	14	$274.66 million	0	$0

Toby M. Thompson, CFA, CAIA	Other Registered Investment Companies	8	$23.9 billion	0	$0
	Other Pooled Vehicles	27	$9.65 billion	0	$0
	Other Accounts	26	$271.781 million	0	$0

JNL/T. Rowe Price Capital Appreciation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
David R. Giroux, CFA	Other Registered Investment Companies	6	$71.54 billion	0	$0
	Other Pooled Vehicles	1	$671.35 million	0	$0
	Other Accounts	0	$0	0	$0

JNL/T. Rowe Price Established Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph B. Fath, CPA	Other Registered Investment Companies	12	$88.52 billion	0	$0
	Other Pooled Vehicles	10	$39.89 billion	0	$0
	Other Accounts	4	$2.56 billion	0	$0

JNL/T. Rowe Price Mid-Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Brian W.H. Berghuis, CFA	Other Registered Investment Companies	8	$56.33 billion	0	$0
	Other Pooled Vehicles	7	$12.52 billion	0	$0
	Other Accounts	3	$512.01 million	0	$0

JNL/T. Rowe Price Short-Term Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael F. Reinartz, CFA	Other Registered Investment Companies	6	$53.77 billion	0	$0
	Other Pooled Vehicles	4	$14.38 billion	0	$0
	Other Accounts	3	$921.73 million	0	$0

JNL/T. Rowe Price U.S. High Yield Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Kevin Loome, CFA	Other Registered Investment Companies	3	$1.21 billion	0	$0
	Other Pooled Vehicles	4	$679.3 million	0	$0
	Other Accounts	0	$0	0	$0

JNL/T. Rowe Price Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark S. Finn, CFA, CPA	Other Registered Investment Companies	10	$53.1 billion	0	$0
	Other Pooled Vehicles	31	$50.25 billion	0	$0
	Other Accounts	11	$3.33 billion	0	$0

*Please note the information above does not include any of the funds for which T. Rowe Price serves as Sub-Adviser for Jackson. The Portfolio Managers named above did not manage any accounts for which advisory fees are based on performance. Total assets are based on T. Rowe Price internal records as of December 31, 2021.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Also, as disclosed under the “Portfolio Manager Compensation Structure” section above, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer that may be in different parts of the issuer’s capital structure. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, for example when an issuer is in a distressed financial condition, involved in a merger or acquisition, or a going-private transaction, among other situations. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

Security Ownership of Portfolio Manager for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ernest Yeung, CFA, IMC	X

Security Ownership of Portfolio Managers for the JNL/T. Rowe Price Balanced Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Charles M. Shriver, CFA	X
Toby M. Thompson, CFA, CAIA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Capital Appreciation Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David R. Giroux, CFA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Established Growth Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph B. Fath, CPA	X

Security Ownership of Portfolio Manager for JNL/T. Rowe Price Mid-Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian W.H. Berghuis, CFA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Short-Term Bond Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Reinartz	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price U.S. High Yield Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kevin Loome, CFA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Value Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark S. Finn, CFA, CPA	X

T. Rowe Price Hong Kong Limited

T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), located at 6/F Chater House 8 Connaught Place, Central Hong Kong, serves as a Sub-Sub-Adviser to the T. Rowe Price Emerging Markets Discovery Stock Strategy sleeve of the JNL Multi-Manager Emerging Markets Equity Fund. T. Rowe Price Hong Kong is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price Hong Kong serves as a sub-sub-adviser to registered investment companies and other commingled products for which T. Rowe serves as sub-adviser and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia).

T. Rowe Price Investment Management, Inc.

T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Sub-Sub-Adviser to the JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, and JNL/T. Rowe Price U.S. High Yield Fund. T. Rowe Price Investment Management is a wholly-owned subsidiary of T. Rowe Price.

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory Capital”), located at 15935 La Cantera Parkway, San Antonio, TX 78256, serves as a Co-Sub-Adviser to the JNL Multi-Manager Mid Cap Fund and the JNL Multi-Manager Small Cap Growth Fund. The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers responsible for the day to day management of Victory Capital’s portion of the JNL Multi-Manager Small Cap Growth Fund are members of Victory Capital’s investment franchise, RS Investments. The portfolio managers responsible for the day to day management of Victory Capital’s portion of the JNL Multi-Manager Mid Cap Fund are members of Victory Capital’s investment franchise, Sycamore Capital. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of December 31, 2021, Victory Capital and its affiliates managed assets totaling in excess of $183.6 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, mutual funds and ETFs.

Portfolio Manager Compensation Structure

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the JNL Multi-Manager Small Cap Growth Fund and JNL Multi-Manager Mid Cap Fund, separate accounts, other investment companies and pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the investment teams, or “franchises”, employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three- and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Gary H. Miller	Other Registered Investment Companies	8	$28.87 billion	0	$0
	Other Pooled Vehicles	5	$1.51 billion	0	$0
	Other Accounts	21	$1.93 billion	0	$0

Gregory M. Conners	Other Registered Investment Companies	8	$28.87 billion	0	$0
	Other Pooled Vehicles	5	$1.51 billion	0	$0
	Other Accounts	21	$1.93 billion	0	$0

Jeffrey M. Graff, CFA	Other Registered Investment Companies	8	$28.87 billion	0	$0
	Other Pooled Vehicles	5	$1.51 billion	0	$0
	Other Accounts	21	$1.93 billion	0	$0

James M. Albers, CFA	Other Registered Investment Companies	8	$28.87 billion	0	$0
	Other Pooled Vehicles	5	$1.51 billion	0	$0
	Other Accounts	21	$1.93 billion	0	$0

Michael F. Rodarte, CFA	Other Registered Investment Companies	8	$28.87 billion	0	$0
	Other Pooled Vehicles	5	$1.51 billion	0	$0
	Other Accounts	21	$1.93 billion	0	$0

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
D. Scott Tracy, CFA	Other Registered Investment Companies	16	$10.23 billion	4	$4.43 billion
	Other Pooled Vehicles	5	$0.82 billion	0	$0
	Other Accounts	5	$0.28 billion	3	$0.20 billion

Stephen J. Bishop	Other Registered Investment Companies	18	$11.87 billion	5	$5.72 billion
	Other Pooled Vehicles	5	$0.82 billion	0	$0
	Other Accounts	3	$0.22 billion	1	$0.13 billion

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Melissa Chadwick-Dunn	Other Registered Investment Companies	16	$10.23 billion	4	$4.43 billion
	Other Pooled Vehicles	5	$0.82 billion	0	$0
	Other Accounts	5	$0.28 billion	3	$0.20 billion

Christopher W. Clark, CFA	Other Registered Investment Companies	18	$11.87 billion	5	$5.72 billion
	Other Pooled Vehicles	5	$0.82 billion	0	$0
	Other Accounts	3	$0.22 billion	1	$0.13 billion

Paul Leung, CFA	Other Registered Investment Companies	18	$11.87 billion	5	$5.72 billion
	Other Pooled Vehicles	5	$0.82 billion	0	$0
	Other Accounts	3	$0.22 billion	1	$0.13 billion

Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the JNL Multi-Manager Small Cap Growth Fund or the JNL Multi-Manager Mid Cap Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the Investment decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
D. Scott Tracy, CFA	X
Stephen J. Bishop	X
Melissa Chadwick-Dunn	X
Christopher W. Clark, CFA	X
Paul Leung, CFA	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gary H. Miller	X
Gregory M. Conners	X
Jeffrey M. Graff, CFA	X
James M. Albers, CFA	X
Michael F. Rodarte, CFA	X

WCM Investment Management, LLC (“WCM”)

WCM is located at 281 Brooks Street, Laguna Beach, California 92651 and serves as Co-Sub-Adviser to the JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund and Sub-Adviser to JNL/WCM Focused International Equity Fund, and JNL/WCM China Quality Growth Fund. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of June 30, 2022, WCM had approximately $____ billion in assets under management. [To be updated by amendment]

Portfolio Manager Compensation Structure

Compensation for all WCM portfolio management personnel consists of both a salary and a bonus component. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm. The bonus component is discretionary based on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds and other responsibilities. Bonuses are calculated based on a combination of factors, including, assets under management and company profitability. Portfolio managers may also receive long-term incentive bonus in the form of shares of the firm.

Employees are also eligible to participate in a 401(k) program which has a company match that includes a contribution based on the profitability of the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sanjay Ayer, CFA	Other Registered Investment Companies	24	$39.02 billion	0	$0
	Other Pooled Vehicles	35	$15.55 billion	5	$1.09 billion
	Other Accounts	608	$47.23 billion	8	$1.98 billion

Peter J. Hunkel	Other Registered Investment Companies	21	$37.96 billion	0	$0
	Other Pooled Vehicles	31	$14.80 billion	4	$943.58 million
	Other Accounts	601	$47.04 billion	8	$1.98 billion

Gregory Ise, CFA	Other Registered Investment Companies	7	$3.73 billion	0	$0
	Other Pooled Vehicles	5	$1.12 billion	1	$144.56 million
	Other Accounts	3	173.57 million	0	$0

Mike Tian, CFA	Other Registered Investment Companies	4	$2.67 billion	0	$0
	Other Pooled Vehicles	4	$815.92 million	1	$252.21 million
	Other Accounts	1	$1.54 million	0	$0

Michael B. Trigg	Other Registered Investment Companies	22	$37.97 billion	0	$0
	Other Pooled Vehicles	31	$14.80 billion	4	$943.58 million
	Other Accounts	601	$47.04 billion	8	$1.98 billion

JNL Multi-Manager International Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sanjay Ayer, CFA	Other Registered Investment Companies	24	$39.02 billion	0	$0
	Other Pooled Vehicles	35	$15.55 billion	5	$1.09 billion
	Other Accounts	608	$47.23 billion	8	$1.98 billion

Gregory S. Ise	Other Registered Investment Companies	7	$3.73 billion	0	$0
	Other Pooled Vehicles	5	$1.12 billion	1	$144.56 million
	Other Accounts	3	173.57 million	0	$0

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John Rackers	Other Registered Investment Companies	1	$54.80 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	23	$187.37 million	0	$0

Chad E. Hoffman	Other Registered Investment Companies	1	$54.80 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	23	$187.37 million	0	$0

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jon Detter	Other Registered Investment Companies	3	$431.34 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	17	$444.70 million	0	$0

Anthony Glickhouse	Other Registered Investment Companies	3	$431.34 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	17	$444.70 million	0	$0

Patrick F. McGee	Other Registered Investment Companies	3	$431.34 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	17	$444.70 million	0	$0

JNL Multi-Manager U.S. Select Equity Fund and JNL/WCM Focused International Equity Fund* [to be updated by amendment]

Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Paul R. Black	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

Peter J. Hunkel	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

Michael B. Trigg	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

Sanjay Ayer, CFA	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

Jon Tringale	Other Registered Investment Companies
Other Pooled Vehicles
Other Accounts

*Information provided as of June 30, 2022.

JNL/WCM China Quality Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mike Tian, CFA	Other Registered Investment Companies	4	$2.67 billion	0	$0
	Other Pooled Vehicles	4	$815.92 million	1	$252.21 million
	Other Accounts	1	$1.54 million	0	$0

Yan Gao	Other Registered Investment Companies	1	$15.88 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$1.15 million	0	$0

Conflicts of Interest

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which we believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sanjay Ayer, CFA	X
Peter J. Hunkel	X
Gregory Ise, CFA	X
Mike Tian, CFA	X
Michael B. Trigg	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager International Small Cap Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sanjay Ayer, CFA	X
Gregory S. Ise	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Rackers	X
Chad E. Hoffman	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jon Detter	X
Anthony Glickhouse	X
Patrick F. McGee	X

Security Ownership of Portfolio Managers for the JNL/WCM China Quality Growth Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mike Tian, CFA	X
Yan Gao	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager U.S. Select Equity Fund and JNL/WCM Focused International Equity Fund as of June 30, 2022 [to be updated by amendment]

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul R. Black
Peter J. Hunkel
Michael B. Trigg
Sanjay Ayer, CFA
Jon Tringale

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”) serves as Sub-Adviser to the JNL/WMC Balanced Fund, JNL/WMC Equity Income Fund, JNL/WMC Global Real Estate Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund, and as Co-Sub-Adviser to the JNL Multi-Manager Emerging Markets Equity Fund. Wellington Management is a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management had investment management authority with respect to approximately $1.43 trillion in assets.

Portfolio Manager Compensation Structure

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and JNAM on behalf of the Funds. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2021.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Mary L. Pryshlak and Jonathan G. White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund, with the exception of the JNL/WMC Government Money Market Fund, is linked to the gross pre-tax performance of the portion of the relevant Fund managed by the Investment Professionals compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. The incentive paid to the Investment Professional for the JNL/WMC Government Money Market Fund has no performance-related component and is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mses. Moran and Pryshlak and Messrs. Hand, Illfelder, Pozen, Reckmeyer, Smith and Stoesser are Partners.

Fund	Incentive Benchmark(s) / Peer Groups
JNL/WMC Balanced Fund	S&P 500 Index (Pozen) and Bloomberg Capital US Aggregate Bond Index (Moran)
JNL/WMC Equity Income Fund	FTSE US High Dividend Yield Index
JNL/WMC Global Real Estate Fund	FTSE EPRA/Nareit Developed Index
JNL/WMC Value Fund	Russell 1000 Value Index

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2021:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mary L. Pryshlak, CFA	Other Registered Investment Companies	11	$9.47 billion	2	$1.0 billion
	Other Pooled Vehicles	58	$22.14 billion	9	$7.44 billion
	Other Accounts	98	$42.1 billion	13	$8.84 billion

Jonathan G. White, CFA	Other Registered Investment Companies	11	$9.47 billion	2	$1.0 billion
	Other Pooled Vehicles	59	$22.14 billion	9	$7.44 billion
	Other Accounts	99	$42.18 billion	13	$8.84 billion

JNL/WMC Balanced Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Loren L. Moran, CFA	Other Registered Investment Companies	9	$89.96 billion	5	$86.13 billion
	Other Pooled Vehicles	4	$182.07 million	1	$33.53 million
	Other Accounts	1	$783.11 million	0	$0

Daniel J. Pozen	Other Registered Investment Companies	4	$87.92 billion	2	$87.6 billion
	Other Pooled Vehicles	20	$4.4 billion	6	$1.63 billion
	Other Accounts	20	$5.01 billion	1	$96.72 million

JNL/WMC Equity Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
W. Michael Reckmeyer, III, CFA*	Other Registered Investment Companies	11	$80.1 billion	3	$62.27 billion
	Other Pooled Vehicles	6	$1.6 billion	1	$0.13 million
	Other Accounts	9	$1.58 billion	0	$0

Adam H. Illfelder, CFA	Other Registered Investment Companies	7	$17.03 billion	0	$0
	Other Pooled Vehicles	3	$427.97 million	0	$0
	Other Accounts	1	$33.33 million	0	$0

Matthew C. Hand, CFA	Other Registered Investment Companies	3	$14.12 billion	0	$0
	Other Pooled Vehicles	2	$921.87 million	0	$0
	Other Accounts	0	$0	0	$0

*Effective June 30, 2022, Mr. Reckmeyer will no longer be a portfolio manager for the Fund.

JNL/WMC Global Real Estate Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Bradford Stoesser	Other Registered Investment Companies	14	$1.93 billion	2	$57.86 million
	Other Pooled Vehicles	44	$1.38 billion	9	$176.25 million
	Other Accounts	68	$1.53 billion	8	$524.96 million

JNL/WMC Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
W. Michael Reckmeyer, III, CFA*	Other Registered Investment Companies	11	$80.1 billion	3	$62.27 billion
	Other Pooled Vehicles	6	$1.6 billion	1	$0.13 million
	Other Accounts	9	$1.58 billion	0	$0

Adam H. Illfelder, CFA	Other Registered Investment Companies	7	$17.03 billion	0	$0
	Other Pooled Vehicles	3	$427.97 million	0	$0
	Other Accounts	1	$33.33 million	0	$0

*Effective June 30, 2022, Mr. Reckmeyer will no longer be a portfolio manager for the Fund.

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Mses. Moran and Pryshlak and Messrs. Pozen and Reckmeyer, Smith, Stoesser, and White also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mary L. Pryshlak, CFA	X
Jonathan G. White, CFA	X

Security Ownership of Portfolio Managers for the JNL/WMC Balanced Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Loren L. Moran, CFA	X
Daniel J. Pozen	X

Security Ownership of Portfolio Managers for the JNL/WMC Equity Income Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
W. Michael Reckmeyer, III, CFA*	X
Adam H. Illfelder, CFA	X
Matthew C. Hand, CFA	X

*Effective June 30, 2022, Mr. Reckmeyer will no longer be a portfolio manager for the Fund.

Security Ownership of Portfolio Managers for the JNL/WMC Global Real Estate Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Bradford Stoesser	X

Security Ownership of Portfolio Managers for the JNL/WMC Value Fund as of December 31, 2021

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
W. Michael Reckmeyer, III, CFA*	X
Adam H. Illfelder, CFA	X
Matthew C. Hand, CFA	X

*Effective June 30, 2022, Mr. Reckmeyer will no longer be a portfolio manager for the Fund.

Westchester Capital Management, LLC

Westchester Capital Management, LLC (“Westchester”) located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as Sub-Advisor to the JNL/Westchester Capital Event Driven Fund and Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund.

Effective October 1, 2021, Westchester is a wholly owned subsidiary of Virtus Investment Partners, Inc.

Portfolio Manager Compensation Structure

WCM’s incentive compensation plan for its investment professionals is comprised of a base salary, an incentive bonus, and equity grants from the parent company, Virtus Investment Partners, Inc. (“Virtus”). The equity grants are in the form of Virtus Restricted Stock Units with multi-year vesting. Portfolio managers also receive a portion of their compensation in deferred compensation that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the portfolio manager. For the bonus component, compensation is materially tied to the long-term risk-adjusted performance of the strategies for which the portfolio managers are responsible. Bonus is determined using both quantitative factors and qualitative factors. The bonus can equal or exceed the base salary and is tied to a bonus pool that is dependent on firm profitability.

Portfolio managers are also able to participate in broad-based plans offered generally to other employees by its parent company, Virtus, including 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Roy D. Behren	Other Registered Investment Companies	5	$4.72 billion	0	$0
	Other Pooled Vehicles	1	$45.99 million	1	$45.99 million
	Other Accounts	0	$0	0	$0

Michael T. Shannon	Other Registered Investment Companies	5	$4.72 billion	0	$0
	Other Pooled Vehicles	1	$45.99 million	1	$45.99 million
	Other Accounts	0	$0	0	$0

Conflicts of Interest

The fact that Messrs. Behren and Shannon serve as portfolio managers of JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund, other registered funds, and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts). However, Westchester believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) JNL/Westchester Capital Event Driven Fund and the other accounts all engage in merger arbitrage and other event-driven strategies and, in many respects, are managed in a similar fashion; (ii) Westchester follows written allocation procedures designed to allocate securities purchases and sales among JNL/Westchester Capital Event Driven Fund, the other registered accounts and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations are subject to review by Westchester’s Chief Compliance Officer.

Security Ownership of Portfolio Managers for the JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Roy D. Behren	X
Michael T. Shannon	X

Western Asset Management Company, LLC

Western Asset Management Company, LLC (“Western Asset”) located at 385 E. Colorado Blvd, Pasadena, CA 91101 serves as co-sub-advisor to the JNL Multi-Manager Alternative Fund and sub-adviser to the JNL/Western Asset Global Multi-Sector Bond Fund. Western Asset was established in 1971 and now is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded company (BEN) that, through its subsidiaries, engages in the business of investment management on an international basis.

Portfolio Manager Compensation Structure

At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

●	Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

●	The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

●	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
S. Kenneth Leech	Other Registered Investment Companies	92	$180.4 billion	0	$0
	Other Pooled Vehicles	337	$87.48 billion	23	$3,00 billion
	Other Accounts	584	$224.13 billion	22	$16.33 billion

Prashant Chandran	Other Registered Investment Companies	3	$1.85 billion	0	$0
	Other Pooled Vehicles	8	$8.09 billion	0	$0
	Other Accounts	5	$2.20 billion	2	$1.24 billion

JNL/Western Asset Global Multi-Sector Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Ian R. Edmonds	Other Registered Investment Companies	2	$733.34 million	0	$0
	Other Pooled Vehicles	11	$1.32 billion	2	$257.79 million
	Other Accounts	3	$1.08 billion	1	$396.83 million

S. Kenneth Leech	Other Registered Investment Companies	92	$180.60 billion	0	$0
	Other Pooled Vehicles	337	$87.48 billion	23	$3.00 billion
	Other Accounts	584	$224.13 billion	22	$16.33 billion

Michael C. Buchanan	Other Registered Investment Companies	31	$21.87 billion	0	$0
	Other Pooled Vehicles	80	$28.83 billion	8	$1.66 billion
	Other Accounts	169	$78.96 billion	8	$5.34 billion

Chia-Liang Lian	Other Registered Investment Companies	11	$9.12 billion	0	$0
	Other Pooled Vehicles	32	$7.92 billion	3	$648.08 million
	Other Accounts	53	$8.34 billion	2	$1.48 billion

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Gordon Brown	Other Registered Investment Companies	1	$582.89 million	0	$0
	Other Pooled Vehicles	28	$8.26 billion	2	$253.22 million
	Other Accounts	45	$20.05 billion	5	$3.65 billion

Annabel Rudebeck	Other Registered Investment Companies	7	$7.35 billion	0	$0
	Other Pooled Vehicles	27	$6.37 billion	0	$0
	Other Accounts	25	$8.45 billion	2	$1.37 billion

Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. The Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Western Asset have access to transactions and holdings information regarding client accounts and the Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
S. Kenneth Leech	X
Prashant Chandran	X

Security Ownership of Portfolio Managers for the JNL/Western Asset Global Multi-Sector Bond Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ian R. Edmonds	X
S. Kenneth Leech	X
Michael C. Buchanan	X
Chia-Liang Lian	X
Gordon Brown	X
Annabel Rudebeck	X

Western Asset Management Company Limited

Western Asset Company Limited, located at located at 10 Exchange Square, Primrose Street, London EC2A 2EN, serves as Sub-Sub-Adviser to the JNL/Western Asset Global Multi-Sector Bond Fund.

Western Asset Management Company Pte. Ltd.

Western Asset Company Pte. Ltd., located at located at 1 George Street #23-01, Singapore 049145, serves as Sub-Sub-Adviser to the JNL Multi-Manager Alternative Fund and JNL/Western Asset Global Multi-Sector Bond Fund.

William Blair Investment Management, LLC

William Blair Investment Management, LLC (“William Blair”), located at 150 North Riverside Plaza, Chicago, Illinois 60606 serves as Sub-Adviser to the JNL/William Blair International Leaders Fund. William Blair is a global investment firm registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. (“William Blair & Company”), a firm that was founded in 1935 and is registered with the SEC as both an investment adviser and a securities broker-dealer. William Blair and William Blair & Company (each of which is a privately held company) are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by certain William Blair and William Blair & Company employees.

Portfolio Manager Compensation Structure

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Fennell and McAtamney and Ms. Anderson are Partners of William Blair. As of December 31, 2021, compensation for Partners of William Blair consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair & Company’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2021:

JNL/William Blair International Leaders Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Alaina Anderson, CFA	Other Registered Investment Companies	6	$ 3.69 billion	0	0
	Other Pooled Vehicles	15	$ 3.18 billion	0	0
	Other Accounts	20	$ 3.09 billion	0	0

Simon Fennell	Other Registered Investment Companies	11	$ 9.12 billion	0	0
	Other Pooled Vehicles	20	$ 5.67 billion	0	0
	Other Accounts	47	$ 13.00 billion	0	0

Kenneth J. McAtamney	Other Registered Investment Companies	11	$ 8.88 billion	0	0
	Other Pooled Vehicles	26	$ 6.33 billion	0	0
	Other Accounts	45	$ 14.02 billion	0	0

Conflicts of Interest

William Blair manages accounts for clients such as corporations, pension and profit-sharing plans, Taft-Hartley plans, governments and public agencies, endowments and foundations, registered investment companies, other pooled funds and other U.S. and non-U.S. institutions. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. Management of multiple accounts can give rise to potential conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring accounts that pay higher fees, favoring larger accounts or favoring accounts based on investment strategy. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. However, William Blair seeks to aggregate and allocate securities across all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities and aggregation of trades. Conflicts of interest also may arise when portfolio managers transact personally in securities recommended for client accounts including the Fund. To help manage these conflicts, William Blair has adopted a written code of ethics designed to prevent and detect personal trading activities that may conflict with clients’ interests.

Security Ownership of Portfolio Managers for the JNL/William Blair International Leaders Fund as of December 31, 2021

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alaina Anderson, CFA	X
Simon Fennell	X
Kenneth J. McAtamney	X

Sub-Advisory Fees

As compensation for their services, the Sub-Advisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund.

There are certain Funds of the Trust that have Co-Sub-Advisers. The Adviser has entered into separate investment sub-advisory agreements with each Co-Sub-Adviser. Each Co-Sub-Adviser independently selects the investments for the portion of the Fund that is allocated to it and is responsible for the day-to-day management of the Fund’s assets allocated to it. Pursuant to each sub-advisory agreement, the Adviser pays each Co-Sub-Adviser for providing services to the Adviser with respect to the Fund at a monthly fee at an annual rate equal to a percentage of the Fund’s assets allocated to it. The following table shows the management fees the Adviser has paid in aggregate to the Co-Sub-Advisers out of the advisory fees it receives from the Funds, as described elsewhere in this SAI and the Prospectus, for the fiscal year ended December 31, 2021.

		Aggregate Fees Paid to Sub- Advisers
Fund	Co-Sub-Advisers	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2021
JNL Multi-Manager Alternative Fund	FPA	$10,898,011	0.90%
	Lazard
	Western Asset
	Westchester[1]
	Boston Partners
	Loomis Sayles
	DoubleLine[2]
	KAR

JNL Multi-Manager Emerging Markets Equity Fund	KAR	$8,152,408	0.47%
	T. Rowe[3,4]
	WCM
	Wellington Management

JNL Multi-Manager International Small Cap Fund	Causeway	$3,988,511	0.57%
	WCM
	Baillie Gifford

JNL Multi-Manager Mid Cap Fund[5]	Champlain	$6,907,557	0.41%
	ClearBridge[6]
	Victory
	Nuance
	KAR[3]

JNL Multi-Manager Small Cap Growth Fund	GIM	$14,077,382	0.41%
	KAR
	Victory
	WCM
	BAMCO[3]
	SBH[3]

JNL Multi-Manager Small Cap Value Fund	C&B	$7,394,728	0.42%
	Congress
	WCM
	Reinhart
	River Road

JNL Multi-Manager U.S. Select Equity Fund[7]	GQG	N/A	N/A
	WCM

JNL/Goldman Sachs 4 Fund	Mellon	$3,186,167	0.05%
	Goldman

[1]	Assets for the JNL Multi-Manager Alternative Fund (for the portion of assets managed by Westchester) and the JNL/Westchester Capital Event Driven Fund are aggregated in calculating the Westchester sub-advisory fee.
[2]	A fee discount shall apply when DoubleLine® is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine®), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine® applies discounts based on the combined assets of the Sub-Advised Funds.
[3]	Commenced as a Sub-Adviser to the Fund on April 25, 2022.
[4]	The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once the Fund’s assets exceed a specific amount.
[5]	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Emerging Markets Equity (for the portion of assets managed by T. Rowe), JNL/T. Rowe Price Balanced Fund, the JNL/T. Rowe Price Capital Appreciation Fund, the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/T. Rowe Price U.S. High Yield Fund, and the JNL/T. Rowe Price Value Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds.
[6]	For the purpose of calculating the Sub-Adviser fee for the JNL Multi-Manager Mid Cap Fund (for the portion of assets managed by ClearBridge), JNL ClearBridge Large Cap Growth Fund, JNL/Franklin Templeton Income Fund, and the JNL/Western Asset Global Multi-Sector Bond Fund, a fee discount is applied based on the combined average daily net assets of the portfolios
[7]	The Fund commenced operations November 15, 2022.

The following shows the management fees the Adviser has paid the unaffiliated Sub-Advisers out of the advisory fees it receives from the Funds, as described elsewhere in this SAI and the Prospectus, for the fiscal year ended December 31, 2021:

	Aggregate Fees Paid to Sub-Advisers
Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2021
JNL/American Funds Balanced Fund[1]	N/A	N/A
JNL/American Funds Bond Fund of America Fund[1]	N/A	N/A
JNL/American Funds Capital Income Builder Fund[1]	N/A	N/A
JNL/American Funds Capital World Bond Fund[1]	N/A	N/A
JNL/American Funds Global Growth Fund[1]	N/A	N/A
JNL/American Funds Global Small Capitalization Fund[1]	N/A	N/A
JNL/American Funds Growth Fund[1]	N/A	N/A
JNL/American Funds Growth-Income Fund[1]	N/A	N/A
JNL/American Funds International Fund[1]	N/A	N/A
JNL/American Funds New World Fund[1]	N/A	N/A
JNL/American Funds® Washington Mutual Investors Fund[1]	N/A	N/A
JNL iShares Tactical Moderate Fund	$59,909	0.03%
JNL iShares Tactical Moderate Growth Fund	$104,534	0.03%
JNL iShares Tactical Growth Fund	$99,507	0.03%
JNL/American Funds Moderate Growth Allocation Fund[1]	N/A	N/A
JNL/American Funds Growth Allocation Fund[1]	N/A	N/A
JNL/AB Sustainable Global Thematic Fund[2]	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund	$563,679	0.19%
JNL/Baillie Gifford International Growth Fund[3]	$2,868,700	0.21%
JNL/Baillie Gifford U.S. Equity Growth Fund	$240,198	0.17%
JNL/BlackRock Global Allocation Fund	$13,037,420	0.32%
JNL/BlackRock Global Natural Resources Fund	$2,087,323	0.26%
JNL/BlackRock Large Cap Select Growth Fund	$11,056,646	0.21%
JNL/Causeway International Value Select Fund	$4,906,485	0.35%
JNL/ClearBridge Large Cap Growth Fund[4]	$3,344,823	0.23%
JNL/DFA International Core Equity Fund	$210,563	0.20%
JNL/DFA U.S. Core Equity Fund	$1,488,652	0.10%
JNL/DFA U.S. Small Cap Fund	$1,281,091	0.29%
JNL/DoubleLine® Core Fixed Income Fund[5]	$6,536,830	0.18%
JNL/DoubleLine® Emerging Markets Fixed Income Fund[5]	$3,117,710	0.35%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund[5]	$7,696,674	0.30%
JNL/DoubleLine® Total Return Fund[5]	$7,656,598	0.28%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$1,606,574	0.12%
JNL/First Sentier Global Infrastructure Fund	$4,050,139	0.39%
JNL/Franklin Templeton Income Fund[4]	$5,946,800	0.35%
JNL/GQG Emerging Markets Equity Fund	$6,339,291	0.65%
JNL/Harris Oakmark Global Equity Fund	$4,237,715	0.47%
JNL/Heitman U.S. Focused Real Estate Fund	$1,127,925	0.41%
JNL/Invesco Diversified Dividend Fund[6]	$3,254,623	0.31%
JNL/Invesco Global Growth Fund[6]	$6,048,386	0.22%
JNL/Invesco Small Cap Growth Fund[6]	$12,015,663	0.45%
JNL/JPMorgan Global Allocation Fund[7]	$5,542,274	0.38%
JNL/JPMorgan Hedged Equity Fund[7]	$1,382,382	0.24%
JNL/JPMorgan MidCap Growth Fund	$14,158,779	0.36%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$2,109,562	0.12%
JNL/JPMorgan U.S. Value Fund[7]	$2,513,920	0.20%
JNL/Lazard International Strategic Equity Fund	$2,012,081	0.44%
JNL/Loomis Sayles Global Growth Fund	$2,667,383	0.28%
JNL/Lord Abbett Short Duration Income Fund	$897,177	0.13%
JNL/Mellon DowSM Index Fund	$275,931	0.02%
JNL/Mellon Emerging Markets Index Fund	$80,498	0.01%
JNL/Mellon World Index Fund	$119,469	0.03%
JNL/Mellon Nasdaq® 100 Index Fund	$618,909	0.01%
JNL/Mellon S&P 500 Index Fund	$743,629	0.01%

	Aggregate Fees Paid to Sub-Advisers
Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2021
JNL/Mellon S&P 400 MidCap Index Fund	$106,508	0.00%
JNL/Mellon Small Cap Index Fund	$95,626	0.00%
JNL/Mellon International Index Fund	$55,467	0.00%
JNL/Mellon Bond Index Fund	$88,986	0.01%
JNL/Mellon U.S. Stock Market Index Fund[3]	$454,138	0.01%
JNL/Mellon Communication Services Sector Fund	$100,006	0.03%
JNL/Mellon Consumer Discretionary Sector Fund	$195,931	0.01%
JNL/Mellon Consumer Staples Sector Fund	$67,595	0.03%
JNL/Mellon Energy Sector Fund	$261,867	0.02%
JNL/Mellon Financial Sector Fund	$196,163	0.01%
JNL/Mellon Healthcare Sector Fund	$401,489	0.01%
JNL/Mellon Industrials Sector Fund	$63,637	0.03%
JNL/Mellon Information Technology Sector Fund	$532,286	0.01%
JNL/Mellon Materials Sector Fund	$51,189	0.03%
JNL/Mellon Real Estate Sector Fund	$56,449	0.03%
JNL S&P 500 Index Fund	$23,286	0.01%
JNL/Mellon Utilities Sector Fund	$85,697	0.03%
JNL/MFS Mid Cap Value Fund	$6,918,174	0.34%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$1,451	0.02%
JNL/Morningstar U.S. Sustainability Index Fund	$66,468	0.03%
JNL/Morningstar Wide Moat Index Fund	$225,412	0.02%
JNL/Neuberger Berman Commodity Strategy Fund	$60,639	0.29%
JNL/Neuberger Berman Gold Plus Strategy Fund[2]	N/A	N/A
JNL/Neuberger Berman Strategic Income Fund	$1,338,034	0.16%
JNL/Newton Equity Income Fund	$793,305	0.18%
JNL/PIMCO Income Fund[8]	$5,896,327	0.35%
JNL/PIMCO Investment Grade Credit Bond Fund[8]	$3,962,677	0.23%
JNL/PIMCO Real Return Fund[8]	$3,970,856	0.23%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$149,991	0.03%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$270,548	0.01%
JNL/T. Rowe Price Balanced Fund[9,10]	$1,486,111	0.27%
JNL/T. Rowe Price Capital Appreciation Fund[9,10]	$31,709,010	0.30%
JNL/T. Rowe Price Established Growth Fund[9,10]	$31,317,876	0.24%
JNL/T. Rowe Price Mid-Cap Growth Fund[9,10]	$29,533,244	0.43%
JNL/T. Rowe Price Short-Term Bond Fund[9,10]	$1,505,831	0.09%
JNL/T. Rowe Price U.S. High Yield Fund[9,10]	$2,054,455	0.29%
JNL/T. Rowe Price Value Fund[9,10]	$10,409,803	0.20%
JNL/Vanguard Moderate ETF Allocation Fund	$157,114	0.03%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$207,230	0.02%
JNL/Vanguard Growth ETF Allocation Fund	$221,770	0.01%
JNL/WCM China Quality Growth Fund[2]	N/A	N/A
JNL/WCM Focused International Equity Fund	$8,323,376	0.36%
JNL/Westchester Capital Event Driven Fund[11]	$1,083,788	0.85%
JNL/Western Asset Global Multi-Sector Bond Fund[4]	$1,776,078	0.33%
JNL/William Blair International Leaders Fund	$3,832,566	0.33%
JNL/WMC Balanced Fund	$18,314,349	0.19%
JNL/WMC Equity Income Fund[3,12]	$1,347,716	0.21%
JNL/WMC Global Real Estate Fund	$3,663,584	0.38%
JNL/WMC Government Money Market Fund[13]	$605,807	0.03%
JNL/WMC Value Fund	$3,742,998	0.23%
JNL/Goldman Sachs Managed Conservative Fund[14]	$172,685	0.01%
JNL/Goldman Sachs Managed Moderate Fund[14]	$406,749	0.01%
JNL/Goldman Sachs Managed Moderate Growth Fund[14]	$831,515	0.01%
JNL/Goldman Sachs Managed Growth Fund[14]	$834,730	0.01%
JNL/Goldman Sachs Managed Aggressive Growth Fund[14]	$390,336	0.01%

Aggregate Fees Paid to Sub-Advisers
	Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2021
	JNL Conservative Allocation Fund[1]	N/A	N/A
	JNL Moderate Allocation Fund[1]	N/A	N/A
	JNL Moderate Growth Allocation Fund[1]	N/A	N/A
	JNL Growth Allocation Fund[1]	N/A	N/A
	JNL Aggressive Growth Allocation Fund[1]	N/A	N/A
	JNL Bond Index Fund	$190,065	0.01%
	JNL Emerging Markets Index Fund	$167,003	0.01%
	JNL International Index Fund	$182,830	0.01%
	JNL Mid Cap Index Fund	$232,327	0.01%
	JNL Small Cap Index Fund	$203,118	0.01%
[1]	This Fund does not have a Sub-Adviser.
[2]	The Fund commenced operations April 25, 2022.
[3]	Prior to April 26, 2021, the Fund did not have a Sub-Adviser.
[4]	For the purpose of calculating the sub-adviser fee for the JNL Multi-Manager Mid Cap Fund (for the portion of assets managed by ClearBridge), JNL/ClearBridge Large Cap Growth Fund, JNL/Franklin Templeton Income Fund, and JNL/Western Asset Global Multi-Sector Bond Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[5]	A fee discount shall apply when DoubleLine is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine applies discounts based on the combined assets of the Sub-Advised Funds.
[6]	For the purpose of calculating the sub-advisory fee for the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco Global Growth Fund, and the JNL/Invesco Small Cap Growth Fund, a fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds.
[7]	For the purpose of calculating the sub-adviser fee for the JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan Global Allocation Fund and JNL/JPMorgan U.S. Value Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[8]	For purposes of calculating the sub-adviser fee for the JNL/PIMCO Income Fund, JNL/PIMCO Real Return Fund, and the JNL/PIMCO Investment Grade Credit Bond Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[9]	The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once the Fund’s assets exceed a specific amount.
[10]	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Emerging Markets Equity (for the portion of assets managed by T. Rowe), JNL/T. Rowe Price Balanced Fund, the JNL/T. Rowe Price Capital Appreciation Fund, the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/T. Rowe Price U.S. High Yield Fund, and the JNL/T. Rowe Price Value Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds.
[11]	Assets for the JNL Multi-Manager Alternative Fund (for the portion of assets managed by Westchester) and the JNL/Westchester Capital Event Driven Fund are aggregated in calculating the Westchester sub-advisory fee.
[12]	Prior to April 26, 2021, the Fund did not have a Sub-Adviser. Effective April 26, 2021 the Fund will be sub-advised by Wellington Management Company.
[13]	The assets of the JNL/WMC Government Money Market Fund of the JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.
[14]	Assets for these Funds are aggregated in calculating the Goldman Sachs sub-advisory fee.

The following shows the management fees the Adviser has paid to PPM America, Inc., an affiliate of the Adviser, out of the advisory fees it receives from the Funds sub-advised by PPM America, Inc., as described elsewhere in this SAI and the Prospectus, for the fiscal year ended December 31, 2021:

	Aggregate Fees Paid to Sub-Advisers
Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2021
JNL/PPM America Floating Rate Income Fund	$3,062,897	0.26%
JNL/PPM America High Yield Bond Fund	$3,860,656	0.20%
JNL/PPM America Total Return Fund	$3,081,684	0.16%

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the Sub-Advisers, the Sub-Advisers invest and reinvest or make recommendations to invest and reinvest the Fund’s assets consistent with the Fund’s respective investment objectives and policies. With respect to the foregoing, it should be noted that subject to the supervision of the Adviser and Trustees pursuant to the investment sub-advisory agreements, GSAM develops recommendations and allocations consistent with each of its sub-advised Fund’s investment objectives and policies, but does not trade securities or invest and reinvest assets on behalf of those Funds. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board. A sub-advisory agreement may be terminated at any time upon 60 days’ notice by either party or under certain sub-advisory agreements, upon 60 days’ notice of the Trust and the Adviser and 90 days’ notice of the Sub-Adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. Except with respect to certain Funds sub-advised by GSAM, Sub-Advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Code applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by GSAM, the Adviser and the Sub-Adviser jointly are responsible for compliance of the Funds with Section 817(h).

Licensing Agreements.

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

The “Dow Jones Industrial Average” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company and its Affiliates (collectively, “Jackson”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average™ are trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”); and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson. The JNL/Mellon DowSM Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, expressed or implied, to the owners of the JNL/Mellon DowSM Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon DowSM Index Fund particularly or the ability of the Dow Jones Industrial Average to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson is the licensing of the Dow Jones Industrial Average and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average is determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL/Mellon DowSM Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the JNL/Mellon DowSM Index Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL/Mellon DowSM Index Fund or the timing of the issuance or sale of the JNL/Mellon DowSM Index Fund in the determination or calculation of the equation by which the JNL/Mellon DowSM Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL/Mellon DowSM Index Fund. There is no assurance that investment products based on the Dow Jones Industrial Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL/Mellon DowSM Index Fund currently being issued by Jackson, but which may be similar to and competitive with the JNL/Mellon DowSM Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE JNL/MELLON DOWSM INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index, (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Jackson National Life Insurance Company (“Jackson”) and its affiliates (collectively, “Jackson”). Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and have been sub-licensed for certain purposes by Jackson. The JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL S&P 500 Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund (collectively, the “JNL Funds”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL Funds. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the JNL Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds in the determination or calculation of the equation by which the JNL Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL Funds currently being issued by Jackson, but which may be similar to and competitive with JNL Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The JNL/Mellon Nasdaq® 100 Index Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the JNL/Mellon Nasdaq® 100 Index Fund. The Corporations make no representation or warranty, express or implied to the owners of the JNL/Mellon Nasdaq® 100 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon Nasdaq® 100 Index Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to Jackson National Life Insurance Company (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100® IndexTM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the JNL/Mellon Nasdaq® 100 Index Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the JNL/Mellon Nasdaq® 100 Index Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the JNL/Mellon Nasdaq® 100 Index Fund to be issued or in the determination or calculation of the equation by which the JNL/Mellon Nasdaq® 100 Index Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the JNL/Mellon Nasdaq® 100 Index Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE JNL/MELLON NASDAQ® 100 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Morningstar® and the Morningstar Indices (as defined below) are trademarks or service marks of Morningstar, Inc. (“Morningstar”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC (“JNAM”). The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Morningstar, or any of its affiliated companies (all such entities, collectively, ’‘Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds in particular or the ability of the Morningstar Indices to track general stock market performance. The Morningstar Entities’ only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) of the Morningstar Indices which is are determined, composed and calculated by the Morningstar Entities without regard to JNAM or the JNL Funds. The Morningstar Entities have no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Morningstar Indices. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds or in the determination or calculation of the equation by which the JNL Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the “Morningstar Indices”)	Fund (collectively, the “JNL Funds”)
Morningstar® Aggressive Target Risk Index℠	JNL Aggressive Growth Allocation Fund JNL/Goldman Sachs Managed Aggressive Growth Fund
Morningstar® China Index℠	JNL/WCM China Quality Growth Fund
Morningstar® Conservative Target Risk Index℠	JNL Conservative Allocation Fund JNL/Goldman Sachs Managed Conservative Fund

Index (collectively, the “Morningstar Indices”)	Fund (collectively, the “JNL Funds”)
Morningstar® Developed Markets ex-North America Target Market Exposure Index℠

JNL International Index Fund

JNL/Lazard International Strategic Equity Fund

JNL/Goldman Sachs Managed Aggressive Growth Fund

JNL/Goldman Sachs Managed Conservative Fund

JNL/Goldman Sachs Managed Growth Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/Goldman Sachs Managed Moderate Fund

JNL/Mellon International Index Fund

JNL/T. Rowe Price Balanced Fund

Morningstar® Developed Markets ex-North America Value Target Market Exposure Index℠	JNL/Causeway International Value Select Fund
Morningstar® Developed Markets ex-US Target Market Exposure Index℠	JNL/DFA International Core Equity Fund
Morningstar® Developed Markets Target Market Exposure Index℠	JNL/BlackRock Global Allocation Fund JNL/Harris Oakmark Global Equity Fund JNL/Mellon World Index Fund JNL/Morningstar PitchBook Listed Private Equity Index Fund
Morningstar® Dividend Composite Index℠	JNL/WMC Equity Income Fund
Morningstar® Emerging Markets Index℠	JNL Multi-Manager Emerging Markets Equity Fund
Morningstar® Emerging Markets Target Market Exposure Index℠	JNL/Mellon Emerging Markets Index Fund JNL Emerging Markets Index Fund JNL/GQG Emerging Markets Equity Fund
Morningstar® Global ex-US Small Cap Target Market Exposure Index ℠	JNL Multi-Manager International Small Cap Fund
Morningstar® Global ex-US Target Market Exposure Index℠	JNL/American Funds International Fund JNL/Baillie Gifford International Growth Fund JNL/WCM Focused International Equity Fund JNL/William Blair International Leaders Fund
Morningstar® Global Small Cap Target Market Exposure Index℠	JNL/American Funds Global Small Capitalization Fund
Morningstar® Global Target Market Exposure Index℠

JNL Aggressive Growth Allocation Fund

JNL Conservative Allocation Fund

JNL Growth Allocation Fund

JNL iShares Tactical Growth Fund

JNL iShares Tactical Moderate Fund

JNL iShares Tactical Moderate Growth Fund

JNL Moderate Allocation Fund

JNL Moderate Growth Allocation Fund

JNL/AB Sustainable Global Thematic Fund

JNL/American Funds Capital Income Builder Fund

JNL/American Funds Global Growth Fund

JNL/American Funds Growth Allocation Fund

JNL/American Funds Moderate Growth Allocation Fund

JNL/American Funds New World Fund

JNL/Invesco Global Growth Fund

JNL/JPMorgan Global Allocation Fund

JNL/Loomis Sayles Global Growth Fund

JNL/Vanguard Growth ETF Allocation Fund

JNL/Vanguard Moderate ETF Allocation Fund

JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® Moderate Target Risk Index℠

JNL iShares Tactical Moderate Growth Fund

JNL Moderate Growth Allocation Fund

JNL/American Funds Moderate Growth Allocation Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/T. Rowe Price Balanced Fund

JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® Moderately Aggressive Target Risk Index℠	JNL iShares Tactical Growth Fund JNL Growth Allocation Fund JNL/American Funds Growth Allocation Fund JNL/Goldman Sachs Managed Growth Fund JNL/Vanguard Growth ETF Allocation Fund

Index (collectively, the “Morningstar Indices”)	Fund (collectively, the “JNL Funds”)
Morningstar® Moderately Conservative Target Risk Index℠	JNL iShares Tactical Moderate Fund JNL Moderate Allocation Fund JNL/Goldman Sachs Managed Moderate Fund JNL/Vanguard Moderate ETF Allocation Fund
Morningstar® PitchBook Developed Markets Listed Private Equity Index℠	JNL/Morningstar PitchBook Listed Private Equity Index Fund
Morningstar® US Basic Materials Sector Index℠	JNL/Mellon Materials Sector Fund
Morningstar® US Communication Services Index℠	JNL/Mellon Communication Services Sector Fund
Morningstar® US Consumer Cyclical Sector Index℠	JNL/Mellon Consumer Discretionary Sector Fund
Morningstar® US Consumer Defensive Sector Index℠	JNL/Mellon Consumer Staples Sector Fund
Morningstar® US Energy Index℠	JNL/Mellon Energy Sector Fund
Morningstar® US Financial Services Sector Index℠	JNL/Mellon Financial Sector Fund
Morningstar® US Healthcare Sector Index℠	JNL/Mellon Healthcare Sector Fund
Morningstar® US Industrials Sector Index℠	JNL/Mellon Industrials Sector Fund
Morningstar® US Large-Mid Cap Index℠	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Large-Mid Cap Broad Growth Index℠	JNL/Baillie Gifford U.S. Equity Growth Fund JNL/BlackRock Large Cap Select Growth Fund JNL/ClearBridge Large Cap Growth Fund JNL/T. Rowe Price Established Growth Fund
Morningstar® US Large-Mid Cap Broad Value Index℠	JNL/Invesco Diversified Dividend Fund JNL/JPMorgan U.S. Value Fund JNL/Newton Equity Income Fund JNL/T. Rowe Price Value Fund JNL/WMC Value Fund
Morningstar® US Market Index℠	JNL/Mellon U.S. Stock Market Index Fund
Morningstar® US Market Extended Index℠	JNL/DFA U.S. Core Equity Fund
Morningstar® US Mid Cap Broad Growth Index℠	JNL/JPMorgan MidCap Growth Fund JNL/T. Rowe Price Mid-Cap Growth Fund
Morningstar® US Mid Cap Broad Value Index℠	JNL/MFS Mid Cap Value Fund
Morningstar® US Mid Cap Index℠	JNL Multi-Manager Mid Cap Fund
Morningstar® US Real Estate Sector Index℠	JNL/Mellon Real Estate Sector Fund
Morningstar® US REIT Index℠	JNL/Heitman U.S. Focused Real Estate Fund
Morningstar® US Small Cap Broad Growth Extended Index℠	JNL Multi-Manager Small Cap Growth Fund JNL/Invesco Small Cap Growth Fund
Morningstar® US Small Cap Broad Value Extended Index℠	JNL Multi-Manager Small Cap Value Fund
Morningstar® US Small Cap Extended Index℠	JNL/DFA U.S. Small Cap Fund JNL/RAFI® Fundamental U.S. Small Cap Fund
Morningstar® US Technology Sector Index℠	JNL/Mellon Information Technology Sector Fund
Morningstar® US Target Market Exposure Index℠	JNL Multi-Manager U.S. Select Equity Fund JNL/AQR Large Cap Defensive Style Fund
Morningstar® US Sustainability Index℠	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Utilities Sector Index℠	JNL/Mellon Utilities Sector Fund
Morningstar® Wide Moat Focus Index℠	JNL/Morningstar Wide Moat Index Fund

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The JNL/RAFI® Fundamental U.S. Small Cap Fund and JNL/RAFI® Multi-Factor U.S. Equity Fund (the “JNL/RAFI Funds”) are not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the “RAFI Parties”) nor do any of the RAFI Parties offer to any person purchasing a product that uses or incorporates a product based on an Index any express or implicit guarantee, warranty or assurance either with regard to the results of using the RAFI Multi-Factor® US Index and RAFI Fundamental US Small Index (each an “Index”) or the Index Price at any time or in any other respect. Each Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable to any person purchasing a product that uses or incorporates a product based on the Index for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of each Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the JNL/RAFI Funds constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in the JNL/RAFI Funds. The trade names Fundamental Index® and RAFI® are registered trademarks of Research Affiliates, LLC in the US and other countries.

“Bloomberg®” and the Bloomberg Indices (as defined below) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Jackson National Asset Management, LLC (“JNAM”).

The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly. The only relationship of Bloomberg to JNAM is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which is determined, composed and calculated by BISL without regard to JNAM or the JNL Funds. Bloomberg has no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to JNL Funds customers, in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the “Bloomberg Indices”)	Fund (collectively, the “JNL Funds”)
Bloomberg 1-3 Year Government/Credit Index	JNL/T. Rowe Price Short-Term Bond Fund
Bloomberg Commodity Index	JNL/Neuberger Berman Commodity Strategy Fund
Bloomberg Commodity Gold Total Return Subindex	JNL/Neuberger Berman Gold Plus Strategy Fund
Bloomberg Global Aggregate Index	JNL/American Funds Capital World Bond Fund JNL/JPMorgan Global Allocation Fund JNL/Western Asset Global Multi-Sector Bond Fund
Bloomberg U.S. High Yield 2% Issuer Cap Index	JNL/Western Asset Global Multi-Sector Bond Fund
Bloomberg U.S. Aggregate Bond Index

JNL Aggressive Growth Allocation Fund

JNL Bond Index Fund

JNL Conservative Allocation Fund

JNL Growth Allocation Fund

JNL iShares Tactical Growth Fund

JNL iShares Tactical Moderate Fund

JNL iShares Tactical Moderate Growth Fund

JNL Moderate Allocation Fund

JNL Moderate Growth Allocation Fund

JNL/American Funds Balanced Fund

JNL/American Funds Bond Fund of America Fund

JNL/American Funds Capital Income Builder Fund

JNL/American Funds Growth Allocation Fund

JNL/American Funds Moderate Growth Allocation Fund

JNL/DoubleLine® Core Fixed Income Fund

JNL/DoubleLine® Total Return Fund

JNL/Fidelity Institutional Asset Management® Total Bond Fund

JNL/Goldman Sachs Managed Aggressive Growth Fund

JNL/Goldman Sachs Managed Conservative Fund

JNL/Goldman Sachs Managed Growth Fund

JNL/Goldman Sachs Managed Moderate Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/Mellon Bond Index Fund

JNL/Neuberger Berman Strategic Income Fund

JNL/PIMCO Income Fund

JNL/PPM America Total Return Fund

JNL/T. Rowe Price Balanced Fund

JNL/T. Rowe Price Capital Appreciation Fund

JNL/Vanguard Growth ETF Allocation Fund

JNL/Vanguard Moderate ETF Allocation Fund

JNL/Vanguard Moderate Growth ETF Allocation Fund

JNL/WMC Balanced Fund

Bloomberg U.S. Credit Bond Index	JNL/PIMCO Investment Grade Credit Bond Fund
Bloomberg U.S. Government Bond Index	JNL/JPMorgan U.S. Government & Quality Bond Fund
Bloomberg U.S. TIPS Index	JNL/PIMCO Real Return Fund

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE JNL FUNDS OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The Shiller Barclays CAPE™ US Sector II ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust (“JNLST”) as the Issuer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE™ US Sector II ER USD Index is the licensing of the Shiller Barclays CAPE™ US Sector II ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Additionally, JNLST or JNL/DoubleLine® Shiller Enhanced CAPE® Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE™ US Sector II ER USD Index in connection with JNL/DoubleLine® Shiller Enhanced CAPE® Fund investors acquire JNL/DoubleLine® Shiller Enhanced CAPE® Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE™ US Sector II ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The JNL/DoubleLine® Shiller Enhanced CAPE® Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE™ US Sector II ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE™ US Sector II ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE® SHILLER ENHANCED CAPE® FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Investment Management Arrangement Applicable to the JNL/American Funds Feeder Funds. JNAM has entered into a contractual agreement with the Trust under which it will waive a portion, as outlined below, of its advisory fee for each JNL/American Funds Feeder Fund for such time as the JNL/American Funds Feeder Fund is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment management agreement with the Trust. This fee waiver will continue as long as the JNL/American Funds Feeder Funds are part of a master-feeder fund structure unless the Board of Trustees approves a change in or elimination of the waiver. The JNL/American Funds Feeder Funds commenced operations on or about May 1, 2010, with the exception of JNL/American Funds Growth Fund, which commenced operations on February 6, 2012, JNL/American Funds Global Growth Fund, which commenced operations on September 16, 2013, JNL/American Funds Balanced Fund, which converted to a master-feeder fund structure on April 24, 2017, JNL/American Funds Capital Income Builder Fund, which commenced operations on August 13, 2018, and JNL/American Funds Bond Fund of America Fund, which commenced operations on April 26, 2021. As of the date of this SAI, the following management fee waivers were reported for the periods ended below:

JNL/American Funds Feeder Fund	Period Ending December 31, 2021	Period Ending December 31, 2020	Period Ending December 31, 2019
JNL/American Funds Balanced Fund	$7,564,516	$5,101,584	$4,357,699
JNL/American Funds Bond Fund of America Fund[1]	$41,207	N/A	N/A
JNL/American Funds Capital Income Builder Fund	$580,958	$406,525	$258,218
JNL/American Funds Capital World Bond Fund	$2,168,763	$2,128,867	$2,454,492
JNL/American Funds Global Growth Fund	$4,584,880	$2,778,024	$1,779,176
JNL/American Funds Global Small Capitalization Fund	$4,748,061	$3,523,618	$3,617,374
JNL/American Funds Growth Fund	$17,450,637	$8,456,442	$4,367,038
JNL/American Funds Growth-Income Fund	$29,004,297	$22,639,334	$22,410,447
JNL/American Funds International Fund	$9,670,286	$8,439,592.	$9,631,949
JNL/American Funds New World Fund	$11,520,218	$9,227,716	$9,807,679
JNL/American Funds Washington Mutual Investors Fund	$12,026,549	$11,357,342	$12,488,252

1 The Fund commenced operations on April 26, 2021.

In addition, the Agreement provides that CRMC may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the AFIS Master Funds’ board, pursuant to an agreement between CRMC and such subsidiary. Any such subsidiary adviser will be paid solely by CRMC out of its fees.

JNL/American Funds Feeder Fund	Amount of Waiver as of December 31, 2021
JNL/American Funds Balanced Fund	0.30%
JNL/American Funds Bond Fund of America Fund	0.20%
JNL/American Funds Capital Income Builder Fund	0.25%
JNL/American Funds Capital World Bond Fund	0.43%
JNL/American Funds Global Growth Fund	0.50%
JNL/American Funds Global Small Capitalization Fund	0.50%
JNL/American Funds Growth Fund	0.45%
JNL/American Funds Growth-Income Fund	0.30%
JNL/American Funds International Fund	0.50%
JNL/American Funds New World Fund	0.65%
JNL/American Funds Washington Mutual Investors Fund	0.30%

Effective April 25, 2022, the following management fee waivers apply:

JNL/American Funds Feeder Fund	Amount of Waiver as of April 25, 2022
JNL/American Funds Balanced Fund	0.30%
JNL/American Funds Bond Fund of America Fund	0.20%
JNL/American Funds Capital Income Builder Fund	0.25%
JNL/American Funds Capital World Bond Fund	0.43%
JNL/American Funds Global Growth Fund	0.40%
JNL/American Funds Global Small Capitalization Fund	0.46%
JNL/American Funds Growth Fund	0.45%
JNL/American Funds Growth-Income Fund	0.30%
JNL/American Funds International Fund	0.50%
JNL/American Funds New World Fund	0.65%
JNL/American Funds Washington Mutual Investors Fund	0.30%

Investment Management Agreement of the AFIS Master Funds. Each AFIS Master Fund has entered into an Investment Advisory and Service Agreement (collectively, the “Agreements”) with CRMC. The Agreements will continue in effect until April 30, 2023, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable AFIS Master Fund, and (b) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, as required by applicable law. The Agreements provide that CRMC has no liability to the AFIS Master Funds for its acts or omissions in the performance of its obligations to the AFIS Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment, as defined in the 1940 Act.

As compensation for its services, CRMC receives a management fee based on the following annualized rates and daily net asset levels:

AFIS Master Asset Allocation Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $300 million	0.42%
Next $800 million	0.36%
Next $1 billion	0.32%
Next $2 billion	0.28%
Next $3 billion	0.26%
Next $5 billion	0.25%
Next $8 billion	0.244%
Next $13 billion	0.24%
Amount over $34 billion	0.236%

AFIS Master The Bond Fund of America

Average Daily Net Assets	Annual Rate
First $6 million	0.48%
Next $4 million	0.44%
Next $1 billion	0.40%
Next $1 billion	0.38%
Next $2 billion	0.36%
Next $3 billion	0.34%
Next $5 billion	0.33%
Amount over $13 billion	0.32%

AFIS Master Capital Income Builder

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $400 million	0.45%
Amount over $1 billion	0.41%

AFIS Master Capital World Bond Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.57%
Next $2 billion	0.50%
Amount over $3 billion	0.45%

AFIS Master Global Growth Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.69%
Next $600 million	0.59%
Next $800 million	0.53%
Next $1 billion	0.50%
Next $2 billion	0.48%
Next $3 billion	0.46%
Amount over $8 billion	0.445%

Average Daily Net Assets (when net assets of AFIS Master Global Growth Fund are less than $1.0 billion)	Annual Rate
First $500 million	0.58%
Amount over $500 million but less than $1 billion	0.48%

AFIS Master Global Small Capitalization Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.80%
Next $400 million	0.74%
Next $1 billion	0.70%
Next $1 billion	0.67%
Next $2 billion	0.65%
Amount over $5 billion	0.635%

AFIS Master Growth Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $400 million	0.45%
Next $1 billion	0.42%
Next $1 billion	0.37%
Next $2 billion	0.35%
Next $3 billion	0.33%
Next $5 billion	0.315%
Next $8 billion	0.30%
Next $6 billion	0.29%
Next $7 billion	0.285%
Next $10 billion	0.28%
Amount over $44 billion	0.275%

AFIS Master Growth-Income Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $900 million	0.45%
Next $1 billion	0.40%
Next $1.5 billion	0.32%
Next $2.5 billion	0.285%
Next $4 billion	0.256%
Next $2.5 billion	0.242%
Next $4 billion	0.235%
Next $4 billion	0.23%
Next $6 billion	0.225%
Next $7 billion	0.222%
Next $10 billion	0.219%
Amount over $44 billion	0.217%

AFIS Master International Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.69%
Next $500 million	0.59%
Next $500 million	0.53%
Next $1 billion	0.50%
Next $1.5 billion	0.48%
Next $2.5 billion	0.47%
Next $4 billion	0.46%
Next $6.5 billion	0.45%
Next $4 billion	0.44%
Amount over $21 billion	0.43%

AFIS Master New World Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.85%
Next $500 million	0.77%
Next $500 million	0.71%
Next $1 billion	0.66%
Next $1.5 billion	0.62%
Amount over $4 billion	0.58%

AFIS Master Washington Mutual Investors Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $900 million	0.45%
Next $1 billion	0.40%
Next $1.5 billion	0.38%
Next $2.5 billion	0.37%
Next $4 billion	0.36%
Amount over $10.5 billion	0.35%

In addition to providing investment advisory services, CRMC furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the AFIS Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the AFIS Master Funds relating to the services furnished by CRMC. Subject to the expense agreement described below, the AFIS Master Funds will pay all expenses not expressly assumed by CRMC, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to Trustees unaffiliated with CRMC; association dues; and costs of stationary and forms prepared exclusively for the AFIS Master Funds.

CRMC’s total fees for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, were:

Fund Name	2021	2020	2019
Master Asset Allocation Fund	$82,192,000	$71,046,000	$67,563,000
Master The Bond Fund of America	44,686,000	38,894,000	37,299,000
Master Washington Mutual Investors Fund	39,958,000	33,547,000	34,092,000
Master Capital Income Builder	5,244,000	4,711,000	4,075,000
Master Capital World Bond Fund	11,735,000	11,401,000	23,766,000
Master Global Growth Fund	45,364,000	35,225,000	32,238,000
Master Global Small Capitalization Fund	36,199,000	30,652,000	29,892,000
Master Growth Fund	129,405,000	98,281,000	84,702,000
Master Growth-Income Fund	102,401,000	87,809,000	85,788,000
Master International Fund	49,637,000	45,293,000	47,450,000
Master New World Fund	30,185,000	24,693,000	23,766,000

For additional information regarding the AFIS Master Funds investment management agreements, please see the applicable AFIS Master Funds’ SAI, which is delivered together with this SAI.

AFIS Master Fund Portfolio Managers. CRMC uses a system of multiple portfolio managers in managing AFIS Master Fund assets and, for certain funds, individual managers may allocate a portion of their segment of the fund to fixed-income managers in the fund. Under this approach, the AFIS Master Fund’s portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, CRMC’s investment analysts may make investment decisions with respect to a portion of an AFIS Master Fund’s portfolio within their research coverage. Portfolio managers and investment analysts may also make investment decisions for other mutual funds advised by CRMC. Because each JNL/American Funds Feeder Fund invests all or substantially all of its assets in a corresponding AFIS Master Fund, the information below summarizes the information applicable to the AFIS Master Funds’ portfolio managers and investment analysts.

Other Accounts Managed by AFIS Master Fund Portfolio Managers. The following tables list the number and types of other accounts managed by the AFIS Master Funds’ portfolio managers and assets under management in those accounts as of the end of the AFIS Master Funds’ most recently completed fiscal year ended December 31, 2021.

AFIS Asset Allocation Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil)[1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Alan N. Berro	24	$491.0	3	$3.59	0	$0.79
David A. Daigle	3	$152.3	2	$1.81	2	$$0.79
Peter Eliot	1	$82.2	0	$0	0	$0
Jeffrey T. Lager	3	$406.5	3	$3.59	0	$0
Jin Lee	4	$311.5	3	$2.15	0	$0
John R. Queen	21	$477.6	3	$3.00	97	$0.57

AFIS The Bond Fund of America

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Pramod Atluri	3	$435.2	3	$2.86	0	$0
David J. Betanzos	6	$146.8	2	$0.50	0	$0
David A. Hoag	8	$471.8	5	$9.79	0	$0
Fergus N. MacDonald	8	$260.4	4	$1.13	0	$0

AFIS Master Capital Income Builder

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Aline Avzaradel	2	$238.2	5	$1.68	0	$0
Alfonso Barroso	5	$269.6	5	$2.08	0	$0
Grant L. Cambridge	3	$326.2	9	$3.11	139	$14.17
Charles E Ellwein	3	$243.5	3	$1.27	0	$0
David A. Hoag	8	$483.9	5	$2.08	0	$0
Winnie Kwan	5	$204.3	3	$1.19	1	$0.08
James B. Lovelace	3	$326.2	6	$2.30	0	$0
Fergus N. MacDonald	8	$272.5	4	$1.13	0	$0
Caroline Randall	2	$243.4	3	$0.84	0	$0
Bradley J. Vogt	6	$288.6	4	$9.98	0	$0
Steven T. Watson	6	$586.2	9	$22.53	813	$31.58
Philip Winston	6	$123.4	11	$8.66	932	$34.35

AFIS Master Capital World Bond Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Philip Chitty	1	$15.9	5	$3.25	1	$1.00
Andrew A. Cormack	3	$43.3	4	$3.25	1	$1.00
Thomas H. Hogh	3	$43.3	5	$4.52	1	$1.00

AFIS Master Global Growth Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Patrice Collette	3	$166.5	4	$19.43	1	$0.31
Paul Flynn	4	$149.0	1	$0.09	0	$0
Roz Hongsaranagon	1	$82.2	0	$0	0	$0
Jonathan Knowles	5	$481.8	4	$22.18	0	$0

AFIS Master Global Small Capitalization Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Renaud H. Samyn	4	$221.3	2	$1.24	0	$0
Michael Beckwith	1	$82.2	0	$0	0	$0
Bradford F. Freer	5	$174.0	1	$0.55	0	$0
Harold H. La	2	$117.4	3	$1.56	1	$0.08
Aidan O’Connell	2	$176.0	2	$0.96	0	$0
Gregory W. Wendt	2	$176.0	2	$0.96	0	$0

AFIS Master Growth Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Paul Benjamin	2	$360.4	3	$3.49	0	$0
Mark L. Casey	5	$834.3	5	$6.95	0	$0
Irfan M. Furniturewala	3	$317.5	3	$1.92	2	$0.47
Anne-Marie Peterson	2	$516.8	3	$5.21	0	$0
Andraz Razen	3	$523.2	3	$21.80	0	$0
Alan J. Wilson	4	$698.6	4	$6.12	0	$0

AFIS Master Growth-Income Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Donald D. O’Neal	2	$417.8	4	$3.56	0	$0
Keiko McKibben	0	$0	0	$0	0	$0
Charles E. Ellwein	3	$201.6	3	$1.27	0	$0
J. Blair Frank	1	$292.1	1	$2.52	0	$0
William L. Robbins	20	$175.7	2	$1.68	1,588	$25.80
Carlos A. Schonfeld	0	$0	0	$0	0	$0

AFIS Master International Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil)[1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Sung Lee	3	$316.0	3	$3.60	0	$0
Renaud H. Samyn	4	$216.5	2	$1.24	0	$0
Nicholas J. Grace	3	$250.7	3	$3.10	0	$0
Christopher Thomsen	3	$250.7	2	$2.90	1	$0.08

AFIS Master New World Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil)[1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Carl M. Kawaja	3	$538.4	4	$17.00	0	$0
Bradford F. Freer	5	$174.2	1	$0.55	0	$0
Nicholas J. Grace	3	$255.7	3	$3.10	0	$0
Dawid Justus	1	$60.0	1	$0.55	0	$0
Jonathan Knowles	5	$487.0	4	$22.18	0	$0
Winnie Kwan	5	$201.0	3	$1.19	0	$0
Robert W. Lovelace	2	$208.9	6	$20.27	16	$9.69
Piyada Phanaphat	1	$60.0	1	$0.55	0	$0
Akira Shiraishi	1	$60.0	3	$1.13	13	$10.24
Kirstie Spence	3	$64.8	5	$4.89	5	$2.37
Tomonori Tani	1	$60.0	1	$0.55	0	$0
Lisa Thompson	3	$77.6	4	$0.99	5	$0.67
Christopher Thomsen	3	$255.7	2	$2.90	1	$0.08

AFIS Washington Mutual Investors Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil)[1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Alan N. Berro	24	$510.2	3	$3.59	0	$0
Mark L. Casey	5	$868.2	5	$6.95	0	$0
Irfan M. Furniturewala	3	$351.4	3	$1.92	2	$0.47
Emme Kozloff	1	$0.4	0	$0	0	$0
Jeffrey T. Lager	3	$425.7	3	$3.59	0	$0
Jin Lee	4	$330.7	3	$2.15	0	$0
Eric H. Stern	2	$264.1	5	$4.94	2	$0.47
Diana Wagner	2	$306.0	2	$1.71	0	$0
Alan J. Wilson	4	$732.5	4	$6.12	0	$0

1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

2 Personal brokerage accounts of portfolio managers and their families are not reflected.

3 The advisory fee of two of these accounts (representing $0.64 billion in total assets) is based partially on the account’s investment results.

4 The advisory fee of three of these accounts (representing $7.82 billion in total assets) is based partially on the account’s results.

CRMC’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the Master Fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the Master Fund and such other accounts.

Conflicts of Interest between the AFIS Master Funds and Other Accounts

CRMC has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of one or more AFIS Master Funds and his or her management of other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. CRMC believes that its policies and procedures are reasonably designed to address these issues.

Compensation of AFIS Master Fund Portfolio Managers

Portfolio managers and investment analysts are paid competitive salaries by CRMC. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. Bonuses for investment results generated in 2016 and thereafter will be based on the most recent year, a three-year rolling average, a five-year rolling average and an eight-year rolling average, with increasing weight placed on each succeeding measurement period. Bonuses for investment results generated in 2015 will be calculated using both methods referenced above, and the payment for individual managers and analysts will be the higher of the two calculations. For portfolio managers, benchmarks may include measures of the marketplaces in which the relevant AFIS Master Fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. CRMC makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The AFIS Master Funds’ portfolio managers may be measured against one or more of the following benchmarks, depending on their investment focus:

AFIS Master Fund	Benchmark
AFIS Master Asset Allocation Fund	S&P 500 Index, Bloomberg U.S. Aggregate Index, and Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap.

AFIS Master Washington Mutual Investors Fund	S&P 500 Index, securities that are eligible to be purchased by the fund Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master The Bond Fund of America	Bloomberg U.S. Aggregate Index, a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Capital Income Builder	A custom index of U.S., international and global funds that have an explicit income objective or focus, a custom index of global securities screened by yield that aligns to the investment objectives and strategies of the fund.

AFIS Master Capital World Bond Fund	Bloomberg Global Aggregate Bond Index, a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Global Growth Fund	MSCI All Country World Index (Net to US) and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Global Small Capitalization Fund	MSCI USA Small Cap Index, MSCI All Country World ex USA Small Cap Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Growth Fund	S&P 500 Index, Russell 1000 Growth Index with 6.5% Issuer Cap and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Growth-Income Fund	S&P 500 Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master International Fund	MSCI All Country World ex USA Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master New World Fund	MSCI All Country World Index, MSCI Emerging Markets Index, and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

From time to time, CRMC may adjust these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Fund Securities Beneficially Owned by AFIS Master Fund Portfolio Managers

Shares of the AFIS Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s needs for variable annuity or variable life insurance contracts and the role those contracts would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable annuity products are not needed for their individual retirement planning, and, as a result, as of the end of the AFIS Master Funds’ most recent fiscal year period, they did not hold shares of the AFIS Master Funds.

Investment Management Arrangement Applicable to the JNL/Mellon Feeder Funds. JNAM has entered into a contractual agreement with the Trust under which it will waive a portion, as outlined below, of its advisory fee for each JNL/Mellon Feeder Fund for such time as the JNL/Mellon Feeder Fund is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment management agreement with the Trust. This fee waiver will continue as long as the JNL/Mellon Feeder Funds are part of a master-feeder fund structure unless the Board of Trustees approves a change in or elimination of the waiver. The JNL/Mellon Feeder Funds converted to a master-feeder fund structure on April 26, 2021, and as such, the fee waiver took effect on that date.

Effective April 25, 2022, the following management fee waivers will apply to the JNL/Mellon Feeder Funds:

JNL/Mellon Feeder Fund	Amount of Waiver as of April 25, 2022
JNL/Mellon Emerging Markets Index Fund	0.145%
JNL/Mellon S&P 400 MidCap Index Fund	0.08%
JNL/Mellon Small Cap Index Fund	0.08%
JNL/Mellon International Index Fund	0.095%
JNL/Mellon Bond Index Fund	0.07%

Investment Management Agreement of the JNL/Mellon Master Funds. Each JNL/Mellon Master Fund has entered into a Unitary Fee Agreement (the “Agreement”) with JNAM. The Agreement will continue in effect until April 26, 2023, unless sooner terminated, and may be renewed from year to year thereafter, so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Unitary Fee Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The advisory fee JNAM charges to the JNL/Mellon Master Funds is a unitary fee. Under the JNL/Mellon Master Funds’ unitary fee structure, JNAM pays all of the JNL/Mellon Master Funds’ expenses, except the fees payable under the Unitary Fee Agreement, anti-money laundering service fees, borrowing expenses, brokerage commissions, licensing costs, registration fees, Rule 12b-1 fees, short sales costs, taxes, expenses related to these Funds’ Chief Compliance Officer, Trustee insurance premiums and other Trustee insurance expenses, fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees, and nonrecurring and extraordinary expenses.

As compensation for its services, JNAM charges an annual unitary fee rate of 0.20% based on average daily net assets of each JNL/Mellon Master Fund. The JNL/Mellon Master Funds commenced operations on April 26, 2021, and as such, this advisory fee rate took effect on that date.

Effective April 25, 2022, the following fee waivers apply to the JNL/Mellon Master Funds:

JNL/Mellon Master Fund	Amount of Waiver as of April 25, 2022
JNL Emerging Markets Index Fund	0.055%
JNL Mid Cap Index Fund	0.12%
JNL Small Cap Index Fund	0.12%
JNL International Index Fund	0.105%
JNL Bond Index Fund	0.13%

Each JNL/Mellon Master Fund is sub-advised by Mellon. Additional information about Mellon and the portfolio managers primarily responsible for the day-to-day management of the JNL/Mellon Master Funds is included earlier in this SAI under the heading “Investment Sub-Advisers and Portfolio Managers” in the sub-section titled “Mellon Investments Corporation.”

Administrative Fee. In addition to the investment advisory fee, each Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

FUND	ASSETS	FEES
JNL/American Funds Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Bond Fund of America Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Capital Income Builder Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Capital World Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Global Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Growth-Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds International Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds New World Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds® Washington Mutual Investors Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL Multi-Manager Alternative Fund	$0 to $3 billion	.200%
	Assets over $3 billion	.180%

JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Multi-Manager International Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Multi-Manager Mid Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

FUND	ASSETS	FEES

JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL Multi-Manager U.S. Select Equity Fund[6]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL iShares Tactical Moderate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL iShares Tactical Moderate Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL iShares Tactical Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/American Funds Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/AB Sustainable Global Thematic Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Baillie Gifford International Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Causeway International Value Select Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/DFA International Core Equity Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/DFA U.S. Core Equity Fund	$0 to $3 billion	.100%[2]
	Assets over $3 billion	.090%[2]

JNL/DFA U.S. Small Cap Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

FUND	ASSETS	FEES

JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/DoubleLine® Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/First Sentier Global Infrastructure Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Franklin Templeton Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Goldman Sachs 4 Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Diversified Dividend Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/JPMorgan Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/JPMorgan U.S. Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Lazard International Strategic Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

FUND	ASSETS	FEES

JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Mellon DowSM Index Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Emerging Markets Index Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon World Index Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Nasdaq® 100 Index Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon S&P 500 Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon S&P 400 MidCap Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon Small Cap Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon International Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Mellon Bond Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon U.S. Stock Market Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Mellon Communication Services Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Energy Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Financial Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Healthcare Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Industrials Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Information Technology Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

FUND	ASSETS	FEES

JNL/Mellon Materials Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Mellon Real Estate Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL S&P 500 Index Fund	$0 to $3 billion	.100%[3]
	Assets over $3 billion	.090%[3]

JNL/Mellon Utilities Sector Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/MFS Mid Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Morningstar U.S. Sustainability Index Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Neuberger Berman Gold Plus Strategy Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Newton Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/PIMCO Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/PIMCO Real Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/PPM America Floating Rate Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/PPM America High Yield Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/PPM America Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $3 billion	.150%[2]
	Assets over $3 billion	.130%[2]

JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

FUND	ASSETS	FEES

JNL/T. Rowe Price Balanced Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion	.150%[4]
	Assets over $3 billion	.130%[4]

JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion	.150%[5]
	Assets over $3 billion	.130%[5]

JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion	.150%[5]
	Assets over $3 billion	.130%[5]

JNL/WCM China Quality Growth Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/WCM Focused International Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Westchester Capital Event Driven Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Western Asset Global Multi-Sector Bond Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/William Blair International Leaders Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/WMC Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/WMC Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/WMC Global Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/WMC Government Money Market Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/WMC Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

FUND	ASSETS	FEES

JNL/Goldman Sachs Managed Conservative Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Moderate Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Conservative Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Moderate Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Moderate Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Aggressive Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Bond Index Fund	All Assets	None

JNL Emerging Markets Index Fund	All Assets	None

JNL International Index Fund	All Assets	None

JNL Mid Cap Index Fund	All Assets	None

JNL Small Cap Index Fund	All Assets	None

[1]	The Fund commenced operations April 25, 2022.
[2]	Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[3]	Jackson National Asset Management, LLC has contractually agreed to waive 0.06% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[4]	Jackson National Asset Management, LLC has contractually agreed to waive 0.13% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[5]	Jackson National Asset Management, LLC has contractually agreed to waive 0.12% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[6]	The Fund commenced operatings November 15, 2022.

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance, expenses related to the Funds’ Chief Compliance Officer, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

The fees paid by the Trust to the Administrator (before any fee waivers) for the fiscal year ended December 31, 2021, December 31, 2020, and December 31, 2019, were $296,365,099, $239,063,764, and $235,229,300, respectively. The Administrator waived $2,820,767, $2,422,556, and $130,141, of its Administrative Fee for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, respectively.

For the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, the fees paid to JNAM by each remaining Fund (before any fee waivers) pursuant to the Administrative Fee Agreement are listed below. A table outlining any fee waivers that reduced the administrative fee a Fund incurred immediately follows this table.

FUND	December 31, 2021	December 31, 2020	December 31, 2019
JNL/American Funds Balanced Fund	$2,521,475	$1,700,507	$1,515,341
JNL/American Funds Bond Fund of America Fund[1]	$20,603	N/A	N/A
JNL/American Funds Capital Income Builder Fund	$232,382	$145,926	$78,457
JNL/American Funds Capital World Bond Fund	$504,360	$478,849	$580,599
JNL/American Funds Global Growth Fund	$916,969	$555,597	$338,242
JNL/American Funds Global Small Capitalization Fund	$949,605	$704,713	$811,982
JNL/American Funds Growth Fund	$3,702,305	$1,878,578	$917,097
JNL/American Funds Growth-Income Fund	$8,334,477	$6,637,140	$7,377,502
JNL/American Funds International Fund	$1,934,043	$1,687,894	$2,168,673
JNL/American Funds New World Fund	$1,772,326	$1,387,134	$1,585,933
JNL/American Funds® Washington Mutual Investors Fund	$3,570,087	$2,969,826	$3,632,043
JNL Multi-Manager Alternative Fund	$2,417,959	$2,165,326	$2,312,886
JNL Multi-Manager Emerging Markets Equity Fund	$2,605,794	$1,850,903	$1,161,486
JNL Multi-Manager International Small Cap Fund	$1,057,219	$389,868	$409,038
JNL Multi-Manager Mid Cap Fund	$2,543,325	$1,740,267	$1,691,120
JNL Multi-Manager Small Cap Growth Fund	$3,421,416	$2,459,796	$2,262,394
JNL Multi-Manager Small Cap Value Fund	$1,782,600	$942,653	$1,168,852
JNL Multi-Manager U.S. Select Equity Fund[5]	N/A	N/A	N/A
JNL iShares Tactical Moderate Fund	$299,546	$249,474	$214,123
JNL iShares Tactical Moderate Growth Fund	$522,672	$432,571	$420,458
JNL iShares Tactical Growth Fund	$497,536	$374,327	$355,477
JNL/American Funds Moderate Growth Allocation Fund	$4,541,659	$3,682,144	$3,474,151
JNL/American Funds Growth Allocation Fund	$5,685,340	$4,336,126	$3,881,841
JNL/AB Sustainable Global Thematic Fund[2]	N/A	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund[3]	$438,145	$67,875	$33,104
JNL/Baillie Gifford International Growth Fund	$1,852,947	$798,417	$645,648
JNL/Baillie Gifford U.S. Equity Growth Fund[1]	$144,981	N/A	N/A
JNL/BlackRock Global Allocation Fund	$5,956,654	$5,138,493	$5,225,935
JNL/BlackRock Global Natural Resources Fund	$1,212,996	$869,345	$979,972
JNL/BlackRock Large Cap Select Growth Fund	$5,016,317	$4,218,718	$3,571,850
JNL/Causeway International Value Select Fund	$2,102,785	$1,769,377	$2,205,647
JNL/ClearBridge Large Cap Growth Fund	$2,226,788	$1,924,727	$1,267,835
JNL/DFA International Core Equity Fund[3]	$154,782	$123,888	$49,849
JNL/DFA U.S. Core Equity Fund	$1,482,103	$1,160,644	$1,207,280
JNL/DFA U.S. Small Cap Fund	$669,922	$234,028	$187,590
JNL/DoubleLine® Core Fixed Income Fund	$3,629,109	$3,739,785	$3,506,759
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$1,318,285	$1,014,931	$844,506
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$3,805,474	$2,860,097	$2,631,407
JNL/DoubleLine® Total Return Fund	$2,722,583	$2,803,573	$2,517,831
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$1,310,050	$1,171,329	$985,489
JNL/First Sentier Global Infrastructure Fund	$1,538,115	$1,433,523	$1,500,949
JNL/Franklin Templeton Income Fund	$1,694,667	$1,629,987	$2,048,146
JNL/Goldman Sachs 4 Fund	$6,855,951	$2,519,134	$2,988,092
JNL/GQG Emerging Markets Equity Fund	$1,459,827	$981,905	$771,535

FUND	December 31, 2021	December 31, 2020	December 31, 2019
JNL/Harris Oakmark Global Equity Fund	$1,358,903	$1,045,964	$1,277,345
JNL/Heitman U.S. Focused Real Estate Fund	$410,966	$270,156	$273,072
JNL/Invesco Diversified Dividend Fund	$1,570,272	$1,513,325	$918,418
JNL/Invesco Global Growth Fund	$4,096,280	$3,562,997	$3,739,035
JNL/Invesco Small Cap Growth Fund	$2,661,941	$1,845,225	$1,935,503
JNL/JPMorgan Global Allocation Fund	$2,174,187	$1,417,270	$67,406
JNL/JPMorgan Hedged Equity Fund	$867,536	$605,599	$311,461
JNL/JPMorgan MidCap Growth Fund	$3,843,187	$2,744,473	$2,263,675
JNL/JPMorgan U.S. Government & Quality Bond Fund	$1,813,132	$2,026,498	$1,106,837
JNL/JPMorgan U.S. Value Fund	$1,273,656	$803,437	$806,802
JNL/Lazard International Strategic Equity Fund	$688,907	$429,999	$268,303
JNL/Loomis Sayles Global Growth Fund	$1,442,994	$930,342	$428,306
JNL/Lord Abbett Short Duration Income Fund[4]	$1,028,004	$200,350	N/A
JNL/Mellon DowSM Index Fund	$2,009,307	$1,530,295	$1,411,532
JNL/Mellon Emerging Markets Index Fund[5]	$1,724,455	$1,521,405	$1,722,675
JNL/Mellon World Index Fund	$597,344	$498,733	$518,524
JNL/Mellon Nasdaq® 100 Index Fund	$8,645,779	$6,296,087	$4,412,288
JNL/Mellon S&P 500 Index Fund	$10,985,437	$8,545,130	$7,763,369
JNL/Mellon S&P 400 MidCap Index Fund	$3,698,061	$2,900,625	$3,028,764
JNL/Mellon Small Cap Index Fund[5]	$3,010,486	$2,199,165	$2,436,505
JNL/Mellon International Index Fund[5]	$3,573,117	$2,344,652	$2,577,831
JNL/Mellon Bond Index Fund[5]	$1,359,986	$1,313,072	$1,144,088
JNL/Mellon U.S. Stock Market Index Fund	$6,616,684	$655,657	$429,758
JNL/Mellon Communication Services Sector Fund	$500,031	$284,148	$221,746
JNL/Mellon Consumer Discretionary Sector Fund	$2,938,965	$2,055,904	$1,915,866
JNL/Mellon Consumer Staples Sector Fund	$337,976	$296,739	$148,128
JNL/Mellon Energy Sector Fund	$1,885,162	$1,188,188	$1,714,664
JNL/Mellon Financial Sector Fund	$2,275,609	$1,546,748	$1,921,885
JNL/Mellon Healthcare Sector Fund	$5,819,346	$4,957,805	$4,714,200
JNL/Mellon Industrials Sector Fund	$318,185	$107,587	$91,787
JNL/Mellon Information Technology Sector Fund	$7,519,688	$5,796,924	$4,473,302
JNL/Mellon Materials Sector Fund	$255,943	$57,361	$33,181
JNL/Mellon Real Estate Sector Fund	$282,247	$176,135	$197,324
JNL S&P 500 Index Fund	$232,852	$115,268	$53,920
JNL/Mellon Utilities Sector Fund	$428,488	$467,591	$380,965
JNL/MFS Mid Cap Value Fund	$2,022,706	$1,391,336	$1,350,654
JNL/Morningstar PitchBook Listed Private Equity Index Fund[1]	$7,236	N/A	N/A
JNL/Morningstar U.S. Sustainability Index Fund	$332,339	$142,082	$67,783
JNL/Morningstar Wide Moat Index Fund	$1,504,121	$1,143,471	$831,076
JNL/Neuberger Berman Commodity Strategy Fund	$31,365	$55,078	$180,749
JNL/Neuberger Berman Gold Plus Strategy Fund[2]	N/A	N/A	N/A
JNL/Neuberger Berman Strategic Income Fund	$1,266,298	$1,220,497	$1,154,751
JNL/Newton Equity Income Fund	$643,306	$393,618	$524,253
JNL/PIMCO Income Fund	$2,527,004	$2,397,584	$2,000,246
JNL/PIMCO Investment Grade Credit Bond Fund	$1,731,321	$1,595,924	$570,922
JNL/PIMCO Real Return Fund	$1,735,410	$1,414,267	$1,669,778
JNL/PPM America Floating Rate Income Fund	$1,775,270	$1,745,485	$2,329,912
JNL/PPM America High Yield Bond Fund	$1,920,064	$1,856,906	$2,085,140
JNL/PPM America Total Return Fund	$1,979,436	$1,661,448	$1,230,613
JNL/RAFI® Fundamental U.S. Small Cap Fund[3]	$765,796	$525,423	$323,889
JNL/RAFI® Multi-Factor U.S. Equity Fund[3]	$4,058,237	$3,603,604	$2,163,696
JNL/T. Rowe Price Balanced Fund	$815,604	$681,459	$749,367
JNL/T. Rowe Price Capital Appreciation Fund	$14,347,983	$9,947,289	$7,016,412
JNL/T. Rowe Price Established Growth Fund	$12,016,621	$9,849,177	$9,007,551
JNL/T. Rowe Price Mid-Cap Growth Fund	$6,503,870	$5,576,971	$5,724,545
JNL/T. Rowe Price Short-Term Bond Fund	$1,757,180	$1,595,590	$1,628,199
JNL/T. Rowe Price U.S. High Yield Fund	$1,066,179	$799,790	$995,634
JNL/T. Rowe Price Value Fund	$5,102,981	$3,965,725	$4,215,522

	FUND	December 31, 2021	December 31, 2020	December 31, 2019
	JNL/Vanguard Moderate ETF Allocation Fund	$821,397	$567,531	$350,206
	JNL/Vanguard Moderate Growth ETF Allocation Fund	$1,322,304	$716,462	$474,861
	JNL/Vanguard Growth ETF Allocation Fund	$2,807,715	$762,325	$517,610
	JNL/WCM China Quality Growth Fund[2]	N/A	N/A	N/A
	JNL/WCM Focused International Equity Fund	$3,438,599	$2,716,553	$2,172,069
	JNL/Westchester Capital Event Driven Fund	$127,503	$180,617	$278,062
	JNL/Western Asset Global Multi-Sector Bond Fund	$808,539	$1,063,820	$2,234,318
	JNL/William Blair International Leaders Fund	$1,761,890	$1,517,629	$1,654,715
	JNL/WMC Balanced Fund	$9,195,661	$7,953,526	$7,707,499
	JNL/WMC Equity Income Fund	$874,938	$424,350	$308,419
	JNL/WMC Global Real Estate Fund	$1,465,018	$1,399,094	$2,013,699
	JNL/WMC Government Money Market Fund	$2,320,679	$2,159,154	$1,306,961
	JNL/WMC Value Fund	$1,621,483	$1,369,229	$1,350,644
	JNL/Goldman Sachs Managed Conservative Fund	$601,382	$599,763	$621,421
	JNL/Goldman Sachs Managed Moderate Fund	$1,416,535	$1,381,555	$1,467,970
	JNL/Goldman Sachs Managed Moderate Growth Fund	$2,756,271	$2,574,599	$2,731,840
	JNL/Goldman Sachs Managed Growth Fund	$2,766,389	$2,467,232	$2,546,595
	JNL/Goldman Sachs Managed Aggressive Growth Fund	$1,359,439	$1,123,714	$1,113,126
	JNL Conservative Allocation Fund	$386,651	$315,458	$204,473
	JNL Moderate Allocation Fund	$1,399,223	$978,744	$279,132
	JNL Moderate Growth Allocation Fund	$2,461,445	$1,872,848	$1,154,654
	JNL Growth Allocation Fund	$1,325,977	$1,117,147	$1,164,799
	JNL Aggressive Growth Allocation Fund	$884,779	$708,376	$731,308
	JNL Bond Index Fund[1]	N/A	N/A	N/A
	JNL Emerging Markets Index Fund[1]	N/A	N/A	N/A
	JNL International Index Fund[1]	N/A	N/A	N/A
	JNL Mid Cap Index Fund[1]	N/A	N/A	N/A
	JNL Small Cap Index Fund[1]	N/A	N/A	N/A
[1]	The Fund commenced operations April 26, 2021.
[2]	The Fund commenced operations April 25, 2022.
[3]	The Fund commenced operations June 24, 2019.
[4]	The Fund commenced operations April 27, 2020.
[5]	The Fund commenced operations November 15, 2022.

For the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, the fees waived by JNAM by each remaining Fund pursuant to the Administrative Fee Waiver Agreement are listed below.

FUND	December 31, 2021	December 31, 2020	December 31, 2019
JNL/DFA International Core Equity Fund	$14,059	$30,995	$6,619
JNL/DFA U.S. Core Equity Fund	$50,716	$31,369	$31,454
JNL/DFA U.S. Small Cap Fund	$6,969	$2,772	$3,544
JNL/Mellon DowSM Index Fund	$9,545	$5,626	$2,082
JNL/Mellon Emerging Markets Index Fund	$8,628	$3,632	N/A
JNL/Mellon World Index Fund	$3,295	$1,718	$1,125
JNL/Mellon Nasdaq® 100 Index Fund	$49,091	$25,543	$9,090
JNL/Mellon Communication Services Sector Fund	$2,833	$1,178	$498
JNL/Mellon Consumer Discretionary Sector Fund	$8,167	$3,715	$2,073
JNL/Mellon Consumer Staples Sector Fund	$1,629	$1,043	$462
JNL/Mellon Energy Sector Fund	$6,021	$1,647	$1,627
JNL/Mellon Financial Sector Fund	$8,934	$3,380	$2,535
JNL/Mellon Healthcare Sector Fund	$15,460	$8,970	$5,266
JNL/Mellon Industrials Sector Fund	$2,530	$749	$436
JNL/Mellon Information Technology Sector Fund	$33,030	$18,207	$7,522

FUND	December 31, 2021	December 31, 2020	December 31, 2019
JNL/Mellon Materials Sector Fund	$2,446	$407	$225
JNL/Mellon Real Estate Sector Fund	$5,134	$2,265	$1,606
JNL S&P 500 Index Fund	$139,710	$52,632	N/A
JNL/Mellon Utilities Sector Fund	$2,100	$1,690	$1,167
JNL/Morningstar U.S. Sustainability Index Fund	$3,558	$1,226	$118
JNL/RAFI® Fundamental U.S. Small Cap Fund[1]	$3,076	$846	$868
JNL/Vanguard Moderate ETF Allocation Fund	$21,615	$15,911	$10,689
JNL/Vanguard Moderate Growth ETF Allocation Fund	$41,294	$19,439	$14,487
JNL/Vanguard Growth ETF Allocation Fund	$57,550	$28,440	$18,759
JNL/WMC Government Money Market Fund	$2,320,679	$2,159,154	N/A
[1] The Fund commenced operations June 24, 2019.

Custodian and Transfer Agent. The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A (“JPMorgan Bank”), 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds listed below. The custodian is an affiliate of J.P. Morgan Investment Management Inc., which acts as Sub-Adviser to certain Funds. JPMorgan Bank is an indirect subsidiary of JPMorgan Chase & Co. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

JNL/American Funds Balanced Fund

JNL/American Funds Bond Fund of America Fund

JNL/American Funds Capital Income Builder Fund

JNL/American Funds Capital World Bond Fund

JNL/American Funds Global Growth Fund

JNL/American Funds Global Small Capitalization Fund

JNL/American Funds Growth Fund

JNL/American Funds Growth-Income Fund

JNL/American Funds International Fund

JNL/American Funds New World Fund

JNL/American Funds Washington Mutual Investors Fund

JNL iShares Tactical Moderate Fund

JNL iShares Tactical Moderate Growth Fund

JNL iShares Tactical Growth Fund

JNL Multi-Manager Small Cap Growth Fund

JNL Multi-Manager Small Cap Value Fund

JNL/American Funds Moderate Growth Allocation Fund

JNL/American Funds Growth Allocation Fund

JNL/AB Sustainable Global Thematic Fund

JNL/AQR Large Cap Defensive Style Fund

JNL/BlackRock Global Allocation Fund

JNL/BlackRock Global Natural Resources Fund

JNL/BlackRock Large Cap Select Growth Fund

JNL/First Sentier Global Infrastructure Fund

JNL/Franklin Templeton Income Fund

JNL/Heitman U.S. Focused Real Estate Fund

JNL/Mellon Emerging Markets Index Fund

JNL/Mellon S&P 500 Index Fund

JNL/Mellon S&P 400 MidCap Index Fund

JNL/Mellon Small Cap Index Fund

JNL/Mellon International Index Fund

JNL/Mellon Bond Index Fund

JNL/Mellon U.S. Stock Market Index Fund

JNL/Mellon Industrials Sector Fund

JNL/Mellon Information Technology Sector Fund

JNL/Mellon Materials Sector Fund

JNL/Mellon Real Estate Sector Fund

JNL S&P 500 Index Fund

JNL/Mellon Utilities Sector Fund

JNL/Morningstar PitchBook Listed Private Equity Index Fund

JNL/Morningstar U.S. Sustainability Index Fund

JNL/Morningstar Wide Moat Index Fund

JNL/Newton Equity Income Fund

JNL/PIMCO Income Fund

JNL/PIMCO Investment Grade Credit Bond Fund

JNL/PIMCO Real Return Fund

JNL/Vanguard Moderate ETF Allocation Fund

JNL/Vanguard Moderate Growth ETF Allocation Fund

JNL/Vanguard Growth ETF Allocation Fund

JNL/WCM China Quality Growth Fund

JNL/WCM Focused International Equity Fund

JNL/WMC Balanced Fund

JNL/WMC Equity Income Fund

JNL/WMC Global Real Estate Fund

JNL/WMC Government Money Market Fund

JNL/WMC Value Fund

JNL/Western Asset Global Multi-Sector Bond Fund

JNL/Goldman Sachs 4 Fund

JNL/Goldman Sachs Managed Conservative Fund

JNL/Goldman Sachs Managed Moderate Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/Goldman Sachs Managed Growth Fund

JNL/Goldman Sachs Managed Aggressive Growth Fund

JNL Conservative Allocation Fund

JNL Moderate Allocation Fund

JNL/Mellon DowSM Index Fund

JNL/Mellon Communication Services Sector Fund

JNL/Mellon Consumer Discretionary Sector Fund

JNL/Mellon Consumer Staples Sector Fund

JNL/Mellon Energy Sector Fund

JNL/Mellon Financial Sector Fund

JNL/Mellon Healthcare Sector Fund

JNL Moderate Growth Allocation Fund

JNL Growth Allocation Fund

JNL Aggressive Growth Allocation Fund

JNL Bond Index Fund

JNL Emerging Markets Index Fund

JNL International Index Fund

JNL Mid Cap Index Fund

JNL Small Cap Index Fund

State Street Bank & Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the following funds:

JNL Multi-Manager Alternative Fund

JNL Multi-Manager Emerging Markets Equity Fund

JNL Multi-Manager International Small Cap Fund

JNL Multi-Manager Mid Cap Fund

JNL Multi-Manager U.S. Select Equity Fund

JNL/Baillie Gifford International Growth Fund

JNL/Causeway International Select Value Fund

JNL/ClearBridge Large Cap Growth Fund

JNL/DFA International Core Equity Fund

JNL/DFA U.S. Core Equity Fund

JNL/DFA U.S. Small Cap Fund

JNL/DoubleLine® Core Fixed Income Fund

JNL/DoubleLine® Emerging Markets Fixed Income Fund

JNL/DoubleLine® Shiller Enhanced CAPE® Fund

JNL/DoubleLine® Total Return Fund

JNL/Fidelity Institutional Asset Management® Total Bond Fund

JNL/GQG Emerging Markets Equity Fund

JNL/Harris Oakmark Global Equity Fund

JNL/Invesco Diversified Dividend Fund

JNL/Invesco Global Growth Fund

JNL/JPMorgan Global Allocation Fund*

JNL/JPMorgan Hedged Equity Fund

JNL/JPMorgan MidCap Growth Fund

JNL/JPMorgan U.S. Government & Quality Bond Fund

JNL/JPMorgan U.S. Value Fund

JNL/Lazard International Strategic Equity Fund

JNL/Loomis Sayles Global Growth Fund

JNL/Lord Abbett Short Duration Income Fund

JNL/Mellon World Index Fund

JNL/Mellon Nasdaq® 100 Index Fund

JNL/MFS Mid Cap Value Fund

JNL/Neuberger Berman Commodity Strategy Fund

JNL/Neuberger Berman Gold Plus Strategy Fund

JNL/Neuberger Berman Strategic Income Fund

JNL/PPM America Floating Rate Income Fund

JNL/PPM America High Yield Bond Fund

JNL/PPM America Total Return Fund

JNL/RAFI® Fundamental U.S. Small Cap Fund

JNL/RAFI® Multi-Factor U.S. Equity Fund

JNL/T. Rowe Price Balanced Fund

JNL/T. Rowe Price Capital Appreciation Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Short-Term Bond Fund

JNL/T. Rowe Price U.S. High Yield Fund

JNL/T. Rowe Price Value Fund

JNL/Westchester Capital Event Driven Fund

JNL/William Blair International Leaders Fund

* The assets of the JNL/JPMorgan Global Allocation Fund that are sub-advised by JPMorgan are held by State Street. There is also a custody account with JPMorgan Bank for the private investments held by the Fund managed by JNAM.

JNAM provides transfer agent and dividend-paying services to each Fund of the Trust. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the Trust, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things. JNAM is compensated for these services through its advisory fee.

Independent Registered Public Accounting Firm. The Board has appointed KPMG LLP as the Trust’s independent registered public accounting firm. KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

The Distributor. Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), 300 Innovation Drive, Franklin, Tennessee 37067, is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. The Distributor is not obligated to sell any specific amount of shares. JNLD is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (“Contracts”) issued by Jackson and its subsidiary Jackson NY.

American Funds Distributors, Inc. (“AFD”) is the distributor of the AFIS Master Funds’ shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

Distribution Plan. The Board of Trustees of the Trust, including all of the Independent Trustees, has approved an Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Class A shares of each Fund. In adopting the Plan, the Board of Trustees, including all of the Independent Trustees, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. All of the Independent Trustees also unanimously approved that the Plan be submitted to shareholders holding Class A shares of each Fund of the Trust. Under the Plan, each Fund’s Class A shares are charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the Fund.

The Board, including all of the Independent Trustees, also approved an amended and restated distribution agreement between the Trust and JNLD (“Distribution Agreement”). The Distribution Agreement reflects the provisions of the Plan and provides for the payment of the 12b-1 fee with respect to Class A shares of each Fund.

Under the Plan with respect to each applicable Fund, the 12b-1 fee is calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month or at such other intervals as the Board determines. The fee is computed at an annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Plan and applicable law, JNLD may use the 12b-1 fees to finance certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds or compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The fee compensates JNLD and its affiliates for providing distribution and other services and paying certain distribution and other service expenses. The activities covered under the Plan include, but are not limited to, the following:

●	Developing, preparing, printing, and mailing of Fund sales literature and other promotional material describing and/or relating to the Funds, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use;
●	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;
●	Paying compensation to and expenses, including overhead, of employees of JNLD that engage in the distribution of variable insurance products that offer the Funds (“Insurance Contracts”);
●	Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees;
●	Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds’ investment objectives and policies and other information about the Funds, including the performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners;
●	Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts;
●	Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds;

●	Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds;
●	Providing periodic reports to the Funds and regarding the Funds to third-party reporting services;
●	Reconciling and balancing separate account investments in the Funds;
●	Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders;
●	Confirming transactions; and
●	Financing other activities that the Board determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the Independent Trustees; (2) that the Distributor must provide the Board with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Trust entitled to vote. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees.

The Board has approved the suspension or reduction of 12b-1 fee payments for the JNL/WMC Government Money Market Fund as needed in order to maintain a yield for Class A shares of at least 0%.

For the fiscal year ended December 31, 2021, the 12b-1 fees paid by the Funds with respect to the Class A shares were as follows:

Fund	December 31, 2021
JNL/American Funds Balanced Fund	$7,433,864
JNL/American Funds Bond Fund of America Fund[1]	$59,896
JNL/American Funds Capital Income Builder Fund	$680,107
JNL/American Funds Capital World Bond Fund	$1,499,497
JNL/American Funds Global Growth Fund	$2,684,289
JNL/American Funds Global Small Capitalization Fund	$2,813,504
JNL/American Funds Growth Fund	$11,430,578
JNL/American Funds Growth-Income Fund	$28,686,369
JNL/American Funds International Fund	$5,753,326
JNL/American Funds New World Fund	$5,234,886
JNL/American Funds® Washington Mutual Investors Fund	$11,043,117
JNL Multi-Manager Alternative Fund	$710,660
JNL Multi-Manager Emerging Markets Equity Fund	$2,963,758
JNL Multi-Manager International Small Cap Fund	$1,142,982
JNL Multi-Manager Mid Cap Fund	$1,096,360
JNL Multi-Manager Small Cap Growth Fund	$8,897,406
JNL Multi-Manager Small Cap Value Fund	$3,680,609
JNL Multi-Manager U.S. Select Equity Fund[5]	N/A
JNL iShares Tactical Moderate Fund	$581,051
JNL iShares Tactical Moderate Growth Fund	$1,021,874
JNL iShares Tactical Growth Fund	$975,246
JNL/American Funds Moderate Growth Allocation Fund	$9,036,647
JNL/American Funds Growth Allocation Fund	$11,614,531
JNL/AB Sustainable Global Thematic Fund[2]	N/A
JNL/AQR Large Cap Defensive Style Fund	$865,092
JNL/Baillie Gifford International Growth Fund	$4,061,494
JNL/Baillie Gifford U.S. Equity Growth Fund[1]	$4,285
JNL/BlackRock Global Allocation Fund	$11,231,047
JNL/BlackRock Global Natural Resources Fund	$2,406,040
JNL/BlackRock Large Cap Select Growth Fund	$13,032,193
JNL/Causeway International Value Select Fund	$1,594,776
JNL/ClearBridge Large Cap Growth Fund	$1,556,984
JNL/DFA International Core Equity Fund	$225,211

Fund	December 31, 2021
JNL/DFA U.S. Core Equity Fund	$4,142,077
JNL/DFA U.S. Small Cap Fund	$1,298,030
JNL/DoubleLine® Core Fixed Income Fund	$7,749,444
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$491,303
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$5,721,845
JNL/DoubleLine® Total Return Fund	$3,067,787
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$3,081,257
JNL/First Sentier Global Infrastructure Fund	$2,046,232
JNL/Franklin Templeton Income Fund	$5,062,986
JNL/Goldman Sachs 4 Fund	$18,286,467
JNL/GQG Emerging Markets Equity Fund	$951,092
JNL/Harris Oakmark Global Equity Fund	$1,584,446
JNL/Heitman U.S. Focused Real Estate Fund	$279,968
JNL/Invesco Diversified Dividend Fund	$455,255
JNL/Invesco Global Growth Fund	$5,851,239
JNL/Invesco Small Cap Growth Fund	$7,910,970
JNL/JPMorgan Global Allocation Fund	$4,339,444
JNL/JPMorgan Hedged Equity Fund	$1,286,939
JNL/JPMorgan MidCap Growth Fund	$10,524,186
JNL/JPMorgan U.S. Government & Quality Bond Fund	$4,139,052
JNL/JPMorgan U.S. Value Fund	$2,579,573
JNL/Lazard International Strategic Equity Fund	$304,551
JNL/Loomis Sayles Global Growth Fund	$1,397,387
JNL/Lord Abbett Short Duration Income Fund[3]	$742,155
JNL/Mellon DowSM Index Fund	$3,961,345
JNL/Mellon Emerging Markets Index Fund	$3,397,142
JNL/Mellon World Index Fund	$1,174,919
JNL/Mellon Nasdaq® 100 Index Fund	$18,272,784
JNL/Mellon S&P 500 Index Fund	$35,345,808
JNL/Mellon S&P 400 MidCap Index Fund	$10,891,202
JNL/Mellon Small Cap Index Fund	$8,627,895
JNL/Mellon International Index Fund	$6,767,079
JNL/Mellon Bond Index Fund	$3,783,165
JNL/Mellon U.S. Stock Market Index Fund	$14,340,282
JNL/Mellon Communication Services Sector Fund	$983,064
JNL/Mellon Consumer Discretionary Sector Fund	$5,828,929
JNL/Mellon Consumer Staples Sector Fund	$666,180
JNL/Mellon Energy Sector Fund	$3,734,198
JNL/Mellon Financial Sector Fund	$4,497,615
JNL/Mellon Healthcare Sector Fund	$11,951,927
JNL/Mellon Industrials Sector Fund	$621,192
JNL/Mellon Information Technology Sector Fund	$15,770,437
JNL/Mellon Materials Sector Fund	$497,212
JNL/Mellon Real Estate Sector Fund	$533,689
JNL S&P 500 Index Fund	N/A
JNL/Mellon Utilities Sector Fund	$844,374
JNL/MFS Mid Cap Value Fund	$5,952,610
JNL/Morningstar PitchBook Listed Private Equity Index Fund[1]	$2,925
JNL/Morningstar U.S. Sustainability Index Fund	$643,331
JNL/Morningstar Wide Moat Index Fund	$993,648
JNL/Neuberger Berman Commodity Strategy Fund	$62,728
JNL/Neuberger Berman Gold Plus Strategy Fund[2]	N/A
JNL/Neuberger Berman Strategic Income Fund	$2,024,458
JNL/Newton Equity Income Fund	$1,266,688
JNL/PIMCO Income Fund	$2,581,603
JNL/PIMCO Investment Grade Credit Bond Fund	$2,014,672
JNL/PIMCO Real Return Fund	$3,861,958
JNL/PPM America Floating Rate Income Fund	$3,524,473

	Fund	December 31, 2021
	JNL/PPM America High Yield Bond Fund	$4,471,933
	JNL/PPM America Total Return Fund	$2,373,054
	JNL/RAFI® Fundamental U.S. Small Cap Fund	$1,513,137
	JNL/RAFI® Multi-Factor U.S. Equity Fund	$8,054,914
	JNL/T. Rowe Price Balanced Fund	$1,626,182
	JNL/T. Rowe Price Capital Appreciation Fund	$29,745,387
	JNL/T. Rowe Price Established Growth Fund	$30,587,063
	JNL/T. Rowe Price Mid-Cap Growth Fund	$19,707,727
	JNL/T. Rowe Price Short-Term Bond Fund	$4,367,558
	JNL/T. Rowe Price U.S. High Yield Fund	$478,482
	JNL/T. Rowe Price Value Fund	$8,920,589
	JNL/Vanguard Moderate ETF Allocation Fund	$1,592,912
	JNL/Vanguard Moderate Growth ETF Allocation Fund	$2,541,373
	JNL/Vanguard Growth ETF Allocation Fund	$5,471,556
	JNL/WCM China Quality Growth Fund[2]	N/A
	JNL/WCM Focused International Equity Fund[3]	$1,562,388
	JNL/Westchester Capital Event Driven Fund	$159,259
	JNL/Western Asset Global Multi-Sector Bond Fund	$1,575,820
	JNL/William Blair International Leaders Fund	$2,721,410
	JNL/WMC Balanced Fund	$29,452,529
	JNL/WMC Equity Income Fund	$1,882,565
	JNL/WMC Global Real Estate Fund	$2,917,212
	JNL/WMC Government Money Market Fund[4]	$6,844,432
	JNL/WMC Value Fund	$2,470,758
	JNL/Goldman Sachs Managed Conservative Fund	$3,601,581
	JNL/Goldman Sachs Managed Moderate Fund	$8,484,769
	JNL/Goldman Sachs Managed Moderate Growth Fund	$17,356,853
	JNL/Goldman Sachs Managed Growth Fund	$17,386,451
	JNL/Goldman Sachs Managed Aggressive Growth Fund	$8,108,882
	JNL Conservative Allocation Fund	$2,298,712
	JNL Moderate Allocation Fund	$8,347,158
	JNL Moderate Growth Allocation Fund	$15,377,355
	JNL Growth Allocation Fund	$7,905,483
	JNL Aggressive Growth Allocation Fund	$5,267,248
	JNL Bond Index Fund[1]	N/A
	JNL Emerging Markets Index Fund[1]	N/A
	JNL International Index Fund[1]	N/A
	JNL Mid Cap Index Fund[1]	N/A
	JNL Small Cap Index Fund[1]	N/A
[1]	The Fund commenced operations April 26, 2021.
[2]	The Fund commenced operations April 25, 2022.
[3]	The Fund commenced operations April 27, 2020.
[4]	The Fund waived $5,286,808 of 12b-1 fees during the period ended December 31, 2021.
[5]	The commenced operations on November 15, 2022.

Distribution Plan of the Master Funds.

Each AFIS Master Fund does not charge a 12b-1 fee for the Class 1 shares into which the JNL/American Funds Feeder Funds invest. For additional information regarding the distribution of the AFIS Master Funds, please see the AFIS Master Fund’s SAI, which is delivered together with this SAI.

The JNL/Mellon Master Funds do not charge a 12b-1 fee on the shares in which the JNL/Mellon Feeder Funds invest.

Fund Transactions and Brokerage. Because the Feeder Funds invest their assets in the Master Funds, JNAM does not currently execute portfolio transactions on behalf of the Feeder Funds. However, if JNAM or a Sub-Adviser begins to provide portfolio management services to a Feeder Fund, JNAM or the Sub-Adviser would execute portfolio transactions for the Feeder Fund pursuant to the policies and procedures described below. Because the Feeder Funds do not invest directly in portfolio securities, the Feeder Funds do not pay any brokerage commissions. For information about the brokerage commissions paid by each Master Fund for the last three fiscal years ended December 31, see the applicable Master Funds’ SAI, which was provided with this SAI and is available upon request.

Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results in commission rates and prices paid for securities for the Trust (“best execution”), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each applicable Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The Sub-Adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended, and typically referred to as “soft dollars”), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

During the fiscal year ended December 31, 2021, the following Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which may have provided research services to the Funds’ Sub-Advisers:

FUND	Estimated Gross Dollar Value of Purchases/Sales Directed to Broker/Dealers Providing Research And Brokerage Services As Defined by Section 28(E) Of The Securities Exchange Act of 1934	Estimated Commissions on Purchases/Sales Directed to Broker/Dealers Providing Research and Brokerage Services as Defined by Section 28(E) Of The Securities Exchange Act of 1934.
JNL Multi-Manager Alternative Fund	$716,234,568	$507,748
JNL Multi-Manager Emerging Markets Equity Fund	$807,480,073	$1,177,580
JNL Multi-Manager International Small Cap Fund	$345,152,966	$447,620
JNL Multi-Manager Mid Cap Fund	$309,694,171	$189,263
JNL Multi-Manager Small Cap Growth Fund	$3,972,231,375	$2,530,536
JNL Multi-Manager Small Cap Value Fund	$578,370,937	$458,361
JNL/Baillie Gifford International Growth Fund	$22,011,816	$5,969
JNL/Baillie Gifford U.S. Equity Growth Fund	$131,137,247	$29,176
JNL/BlackRock Global Allocation Fund	$1,639,908,996	$614,780
JNL/BlackRock Global Natural Resources Fund	$182,190,014	$185,564
JNL/BlackRock Large Cap Select Growth Fund	$3,855,908,190	$580,411
JNL/Causeway International Value Select Fund	$483,463,245	$478,378
JNL/ClearBridge Large Cap Growth Fund	$276,010,098	$79,455
JNL/DFA International Core Equity Fund	$478,387	$559
JNL/DFA U.S. Core Equity Fund	$2,398,204	$737
JNL/DFA U.S. Small Cap Fund	$2,174,692	$642
JNL/First Sentier Global Infrastructure Fund	$330,679,549	$122,911
JNL/Franklin Templeton Income Fund	$224,506,602	$140,145
JNL/GQG Emerging Markets Equity Fund	$594,700,201	$521,966
JNL/Harris Oakmark Global Equity Fund	$113,999,226	$24,579
JNL/Heitman U.S. Focused Real Estate Fund	$629,991,535	$472,107
JNL/Invesco Diversified Dividend Fund	$497,483,469	$237,812
JNL/Invesco Global Growth Fund	$591,548,180	$256,647
JNL/Invesco Small Cap Growth Fund	$1,934,741,004	$678,050
JNL/JPMorgan Global Allocation Fund	$123,265,873	$42,363
JNL/JPMorgan Hedged Equity Fund	$34,317,500	$10,883
JNL/JPMorgan MidCap Growth Fund	$1,633,361,815	$403,762
JNL/JPMorgan U.S. Value Fund	$152,663,615	$42,881
JNL/Lazard International Strategic Equity Fund	$79,748,460	$94,265
JNL/Loomis Sayles Global Growth Fund	$201,307,291	$137,152
JNL/MFS Mid Cap Value Fund	$250,833,136	$183,176
JNL/Newton Equity Income Fund	$168,870,929	$95,676
JNL/PPM America Floating Rate Income Fund	$90,864,300	$42,040
JNL/T. Rowe Price Balanced Fund	$134,926,998	$43,802
JNL/T. Rowe Price Capital Appreciation Fund	$659,675,296	$154,821
JNL/T. Rowe Price Established Growth Fund	$2,145,958,451	$649,430
JNL/T. Rowe Price Mid-Cap Growth Fund	$1,676,663,532	$493,608
JNL/T. Rowe Price U.S. High Yield Fund	$20,514,349	$6,175
JNL/T. Rowe Price Value Fund	$4,930,237,488	$1,513,417
JNL/WCM Focused International Equity Fund	$721,618,806	$752,520
JNL/Westchester Capital Event Driven Fund	$211,536,346	$128,797
JNL/William Blair International Leaders Fund	$518,300,622	$828,704
JNL/WMC Balanced Fund	$845,456,743	$327,298
JNL/WMC Equity Income Fund	$114,765,007	$38,488
JNL/WMC Global Real Estate Fund	$718,094,238	$762,515
JNL/WMC Value Fund	$404,914,508	$158,615
JNL Emerging Markets Index Fund	$47,896,441	$117,458
JNL International Index Fund	$1,483,464	$3,110

The estimates above are based upon custody data provided to Capital Institutional Services, Inc., a third-party transaction cost analysis provider, using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. U.S. dollar (“USD”) transactions executed at commission rates below $0.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $0.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a “Sub-Adviser”), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and the Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser, or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. The Board has adopted procedures and such transactions are reported to the Board on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. The Board has adopted procedures and all such transactions are reported to the Board on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. The Board has adopted procedures and all such transactions are reported to the Board on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of a Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

During the past three fiscal years, the following Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	December 31, 2021	December 31, 2020	December 31, 2019
JNL/American Funds Balanced Fund	N/A	N/A	N/A
JNL/American Funds Bond Fund of America Fund[1]	N/A	N/A	N/A
JNL/American Funds Capital Income Builder Fund	N/A	N/A	N/A
JNL/American Funds Capital World Bond Fund	N/A	N/A	N/A
JNL/American Funds Global Growth Fund	N/A	N/A	N/A
JNL/American Funds Global Small Capitalization Fund	N/A	N/A	N/A
JNL/American Funds Growth Fund	N/A	N/A	N/A
JNL/American Funds Growth-Income Fund	N/A	N/A	N/A
JNL/American Funds International Fund	N/A	N/A	N/A
JNL/American Funds New World Fund	N/A	N/A	N/A
JNL/American Funds® Washington Mutual Investors Fund	N/A	N/A	N/A
JNL Multi-Manager Alternative Fund	$966,769	$1,225,476	$979,185
JNL Multi-Manager Emerging Markets Equity Fund	$1,863,075	$2,162,386	$451,292
JNL Multi-Manager International Small Cap Fund	$825,354	$506,068	$321,777
JNL Multi-Manager Mid Cap Fund	$472,173	$578,615	$297,887
JNL Multi-Manager Small Cap Growth Fund	$2,797,448	$2,372,537	$2,189,845
JNL Multi-Manager Small Cap Value Fund	$772,955	$852,622	$1,652,789
JNL iShares Tactical Moderate Fund	$7,407	$11,823	$10,216
JNL iShares Tactical Moderate Growth Fund	$7,506	$15,533	$14,527
JNL iShares Tactical Growth Fund	$8,172	$15,182	$12,570
JNL/American Funds Moderate Growth Allocation Fund	N/A	N/A	N/A
JNL/American Funds Growth Allocation Fund	N/A	N/A	N/A
JNL/AB Sustainable Global Thematic Fund[2]	N/A	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund[3]	$2,470	$1,831	$2,188
JNL/Baillie Gifford International Growth Fund	$274,976	N/A	N/A
JNL/Baillie Gifford U.S. Equity Growth Fund[1]	$41,368	N/A	N/A
JNL/BlackRock Global Allocation Fund	$2,884,687	$2,379,271	$1,594,141
JNL/BlackRock Global Natural Resources Fund	$419,054	$448,391	$430,768
JNL/BlackRock Large Cap Select Growth Fund	$661,657	$626,297	$555,041
JNL/Causeway International Value Select Fund	$901,701	$1,083,486	$771,585
JNL/ClearBridge Large Cap Growth Fund	$103,951	$116,694	$110,579
JNL/DFA International Core Equity Fund[3]	$77,876	$14,730	$23,495
JNL/DFA U.S. Core Equity Fund	$22,433	$27,239	$23,908
JNL/DFA U.S. Small Cap Fund	$95,838	$22,581	$25,171
JNL/DoubleLine® Core Fixed Income Fund	$192	$75	N/A
JNL/DoubleLine® Emerging Markets Fixed Income Fund	N/A	N/A	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	N/A	N/A	N/A
JNL/DoubleLine® Total Return Fund	N/A	N/A	N/A
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$5,139	$7,026	$58,777

Fund	December 31, 2021	December 31, 2020	December 31, 2019
JNL/First Sentier Global Infrastructure Fund	$415,097	$606,135	$522,895
JNL/Franklin Templeton Income Fund	$198,771	$391,617	$294,545
JNL/Goldman Sachs 4 Fund	$302,217	N/A	N/A
JNL/GQG Emerging Markets Equity Fund	$1,411,673	$919,950	$702,234
JNL/Harris Oakmark Global Equity Fund	$165,050	$168,066	$247,083
JNL/Heitman U.S. Focused Real Estate Fund	$577,640	$622,444	$380,859
JNL/Invesco Diversified Dividend Fund	$346,648	$140,062	$125,269
JNL/Invesco Global Growth Fund	$310,240	$417,952	$420,846
JNL/Invesco Small Cap Growth Fund	$735,519	$918,819	$690,346
JNL/JPMorgan Global Allocation Fund	$649,902	$748,956	$36,098
JNL/JPMorgan Hedged Equity Fund	$246,703	$242,379	$98,211
JNL/JPMorgan MidCap Growth Fund	$631,625	$713,182	$459,817
JNL/JPMorgan U.S. Government & Quality Bond Fund	N/A	N/A	N/A
JNL/JPMorgan U.S. Value Fund	$129,676	$321,755	$140,979
JNL/Lazard International Strategic Equity Fund	$203,451	$213,800	$122,814
JNL/Loomis Sayles Global Growth Fund	$189,584	$245,028	$82,910
JNL/Lord Abbett Short Duration Income Fund[4]	$13,461	$2,728	N/A
JNL/Mellon DowSM Index Fund	$5,437	$11,790	$7,291
JNL/Mellon Emerging Markets Index Fund[5]	$663,269	$172,206	$200,116
JNL/Mellon World Index Fund	$8,662	$5,946	$4,625
JNL/Mellon Nasdaq® 100 Index Fund	$22,252	$48,442	$12,728
JNL/Mellon S&P 500 Index Fund	$23,440	$45,940	$29,142
JNL/Mellon S&P 400 MidCap Index Fund	$10,962	$33,570	$14,528
JNL/Mellon Small Cap Index Fund	$62,191	$79,663	$54,846
JNL/Mellon International Index Fund	$54,170	$43,998	$36,301
JNL/Mellon Bond Index Fund	N/A	N/A	N/A
JNL/Mellon U.S. Stock Market Index Fund	$124,102	N/A	N/A
JNL/Mellon Communication Services Sector Fund	$7,892	$6,121	$16,475
JNL/Mellon Consumer Discretionary Sector Fund	$32,572	$18,040	$10,233
JNL/Mellon Consumer Staples Sector Fund	$6,359	$15,110	$8,795
JNL/Mellon Energy Sector Fund	$104,881	$69,569	$26,761
JNL/Mellon Financial Sector Fund	$50,460	$26,211	$18,140
JNL/Mellon Healthcare Sector Fund	$61,718	$31,594	$26,769
JNL/Mellon Industrials Sector Fund	$12,262	$5,689	$6,466
JNL/Mellon Information Technology Sector Fund	$65,692	$41,452	$22,734
JNL/Mellon Materials Sector Fund	$17,957	$6,886	$2,319
JNL/Mellon Real Estate Sector Fund	$18,444	$12,037	$22,083
JNL S&P 500 Index Fund	$3,100	$4,421	$2,731
JNL/Mellon Utilities Sector Fund	$8,579	$16,020	$21,988
JNL/MFS Mid Cap Value Fund	$299,525	$389,576	$267,999
JNL/Morningstar PitchBook Listed Private Equity Index Fund[1]	$3,416	N/A	N/A
JNL/Morningstar U.S. Sustainability Index Fund	$7,867	$3,921	$1,740
JNL/Morningstar Wide Moat Index Fund	$14,685	$17,788	$27,318
JNL/Neuberger Berman Commodity Strategy Fund	$11,817	$47,875	$101,609
JNL/Neuberger Berman Gold Plus Strategy Fund[2]	N/A	N/A	N/A
JNL/Neuberger Berman Strategic Income Fund	$35,060	$41,337	$44,326
JNL/Newton Equity Income Fund	$287,339	$269,618	$167,424
JNL/PIMCO Income Fund	$23,906	$28,499	$39,945
JNL/PIMCO Investment Grade Credit Bond Fund	$4,587	$17,539	$8,413
JNL/PIMCO Real Return Fund	$121,635	$119,259	$143,283
JNL/PPM America Floating Rate Income Fund	$43,912	$22,327	$15,865
JNL/PPM America High Yield Bond Fund	$19,750	$18,821	$87,279
JNL/PPM America Total Return Fund	$71,153	$49,778	$31,227

	Fund	December 31, 2021	December 31, 2020	December 31, 2019
	JNL/RAFI® Fundamental U.S. Small Cap Fund[3]	$19,350	$25,462	$464,097
	JNL/RAFI® Multi-Factor U.S. Equity Fund[3]	$24,430	$137,120	$1,031,780
	JNL/T. Rowe Price Balanced Fund	$66,102	$95,803	$102,478
	JNL/T. Rowe Price Capital Appreciation Fund	$772,962	$1,836,439	$641,804
	JNL/T. Rowe Price Established Growth Fund	$1,025,750	$1,365,335	$991,246
	JNL/T. Rowe Price Mid-Cap Growth Fund	$662,200	$969,838	$940,627
	JNL/T. Rowe Price Short-Term Bond Fund	$30,552	$33,861	$37,922
	JNL/T. Rowe Price U.S. High Yield Fund	$6,623	$52,285	N/A
	JNL/T. Rowe Price Value Fund	$2,075,036	$2,397,029	$2,744,016
	JNL/Vanguard Moderate ETF Allocation Fund	$13,984	$20,665	$17,684
	JNL/Vanguard Moderate Growth ETF Allocation Fund	$24,486	$22,485	$16,594
	JNL/Vanguard Growth ETF Allocation Fund	$94,191	$19,405	$15,372
	JNL/WCM China Quality Growth Fund[2]	N/A	N/A	N/A
	JNL/WCM Focused International Equity Fund	$925,386	$1,009,525	$791,200
	JNL/Westchester Capital Event Driven Fund	$294,627	$974,002	$1,129,204
	JNL/Western Asset Global Multi-Sector Bond Fund	N/A	N/A	N/A
	JNL/William Blair International Leaders Fund	$1,181,552	$1,531,342	$1,042,482
	JNL/WMC Balanced Fund	$530,868	$1,492,288	$980,150
	JNL/WMC Equity Income Fund	$72,937	N/A	N/A
	JNL/WMC Global Real Estate Fund	$1,348,038	$1,542,697	$1,433,747
	JNL/WMC Government Money Market Fund	N/A	N/A	N/A
	JNL/WMC Value Fund	$226,564	$438,984	$514,970
	JNL/Goldman Sachs Managed Conservative Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Aggressive Growth Fund	N/A	N/A	N/A
	JNL Conservative Allocation Fund	N/A	N/A	N/A
	JNL Moderate Allocation Fund	N/A	N/A	N/A
	JNL Moderate Growth Allocation Fund	N/A	N/A	N/A
	JNL Growth Allocation Fund	N/A	N/A	N/A
	JNL Aggressive Growth Allocation Fund	N/A	N/A	N/A
	JNL Bond Index Fund[1]	N/A	N/A	N/A
	JNL Emerging Markets Index Fund[1]	$752,099	N/A	N/A
	JNL International Index Fund[1]	$178,981	N/A	N/A
	JNL Mid Cap Index Fund[1]	$15,263	N/A	N/A
	JNL Small Cap Index Fund[1]	$35,306	N/A	N/A
[1]	The Fund commenced operations April 26, 2021.
[2]	The Fund commenced operations April 25, 2022.
[3]	The Fund commenced operations June 24, 2019.
[4]	The Fund commenced operations April 27, 2020.

Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) could be the result of (i) active trading strategies employed by the Sub-Adviser when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect the results of the Sub-Adviser’s portfolio management models; (iv) changes in commission rates in the relevant markets; or (v) a material increase in a Fund’s asset size. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

Name of Broker/Dealer	Period Ended December 31, 2021	Period Ended December 31, 2020	Period Ended December 31, 2019
Goldman Sachs & Co.	$92,707	$41,621	$0
J.P. Morgan	694	0	0
Pershing, LLC	1,654	6,903	77
T. Rowe Price Investment Services	6,063	625	0

The broker-dealer(s) listed above is affiliated with the Funds through a Sub-Adviser.

The percentage of the Fund’s aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2021 is as follows:

Fund	Broker/Dealer	Percentage of Aggregate Commissions	Aggregate Amount of Transactions (unrounded)
JNL/Goldman Sachs 4 Fund	Goldman Sachs & Co	30.7%	92,707
JNL/JPMorgan Global Allocation Fund	J.P. Morgan	0.10%	504
JNL/JPMorgan MidCap Growth Fund	J.P. Morgan	0.03%	145
JNL/JPMorgan U.S. Value Fund	J.P. Morgan	0.02%	44
JNL/Mellon Equity Income Fund	Pershing, LLC	0.60%	1,654
JNL/T. Rowe Price Balanced Fund	T. Rowe Price Investment Services	0.20%	625
JNL/T. Rowe Price Established Growth	T. Rowe Price Investment Services	0.50%	4,673
JNL/T. Rowe Price Value Fund	T. Rowe Price Investment Services	0.10%	1,239

As of December 31, 2021, the following Funds owned securities of one of each Fund’s regular broker-dealers, or a publicly traded parent company of such broker-dealer:

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL Bond Index Fund	Goldman Sachs & Co.	6,331
JNL Bond Index Fund	Nomura Holdings Inc.	206
JNL Bond Index Fund	Citigroup Inc.	6,664
JNL Bond Index Fund	Morgan Stanley & Co., Inc.	6,432
JNL Bond Index Fund	J.P. Morgan	9,924
JNL Bond Index Fund	BNP Paribas Securities	269
JNL Bond Index Fund	Bank of America Corp.	8,139
JNL International Index Fund	Credit Suisse Group AG	3,375
JNL International Index Fund	UBS Securities LLC	9,597
JNL International Index Fund	Societe Generale SA	3,978
JNL International Index Fund	HSBC Holdings Plc	20,113
JNL International Index Fund	Macquarie Group Ltd.	7,450
JNL International Index Fund	Nomura Holdings Inc.	1,836
JNL International Index Fund	Sanford C. Bernstein & Co.	8,861
JNL Multi-Manager Alternative Fund	Goldman Sachs & Co.	2,813
JNL Multi-Manager Alternative Fund	Credit Suisse Group AG	2,201
JNL Multi-Manager Alternative Fund	Nomura Holdings Inc.	2,531
JNL Multi-Manager Alternative Fund	Citigroup Inc.	8,426
JNL Multi-Manager Alternative Fund	J.P. Morgan	4,754
JNL Multi-Manager Alternative Fund	Bank of America Corp.	1,354
JNL Multi-Manager Alternative Fund	Barclays Capital Inc.	299
JNL Multi-Manager Alternative Fund	Morgan Stanley & Co., Inc.	4,544
JNL Multi-Manager Alternative Fund	UBS Securities LLC	666
JNL Multi-Manager Emerging Markets Equity Fund	Kotak Mahindra Bank Ltd.	18,546

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL Multi-Manager Emerging Markets Equity Fund	T. Rowe Price Investment Services, Inc.	14,352
JNL Multi-Manager Mid Cap Fund	Bank of New York Mellon Corp.	7,286
JNL S&P 500 Index Fund	Goldman Sachs & Co.	952
JNL S&P 500 Index Fund	Citigroup Inc.	879
JNL S&P 500 Index Fund	Morgan Stanley & Co., Inc.	1,027
JNL S&P 500 Index Fund	State Street Corp.	252
JNL S&P 500 Index Fund	J.P. Morgan	3,432
JNL/AQR Large Cap Defensive Style Fund	J.P. Morgan	4,482
JNL/BlackRock Global Allocation Fund	Goldman Sachs & Co.	2,855
JNL/BlackRock Global Allocation Fund	Credit Suisse Group AG	4,165
JNL/BlackRock Global Allocation Fund	Nomura Holdings Inc.	900
JNL/BlackRock Global Allocation Fund	Citigroup Inc.	5,619
JNL/BlackRock Global Allocation Fund	Morgan Stanley & Co., Inc.	22,531
JNL/BlackRock Global Allocation Fund	J.P. Morgan	24,523
JNL/BlackRock Global Allocation Fund	Wells Fargo Securities, Inc.	3,959
JNL/BlackRock Global Allocation Fund	Bank of America Corp.	33,966
JNL/BlackRock Global Allocation Fund	Barclays Capital Inc.	1,820
JNL/BlackRock Global Allocation Fund	UBS Securities LLC	666
JNL/BlackRock Global Allocation Fund	Mizuho Securities Co. Ltd.	824
JNL/Causeway International Value Select Fund	Credit Suisse Group AG	20,958
JNL/Causeway International Value Select Fund	Sanford C. Bernstein & Co.	29,666
JNL/DFA International Core Equity Fund	UBS Securities LLC	184
JNL/DFA International Core Equity Fund	Nomura Holdings Inc.	94
JNL/DFA International Core Equity Fund	Macquarie Group Ltd.	175
JNL/DFA International Core Equity Fund	Societe Generale SA	236
JNL/DFA U.S. Core Equity Fund	Goldman Sachs & Co.	4,536
JNL/DFA U.S. Core Equity Fund	State Street Corp.	1,239
JNL/DFA U.S. Core Equity Fund	Jefferies & Company, Inc.	753
JNL/DFA U.S. Core Equity Fund	Citigroup Inc.	3,062
JNL/DFA U.S. Small Cap Fund	Jefferies & Company, Inc.	29
JNL/DoubleLine Core Fixed Income Fund	Goldman Sachs & Co.	41,550
JNL/DoubleLine Core Fixed Income Fund	Nomura Holdings Inc.	163
JNL/DoubleLine Core Fixed Income Fund	Citigroup Inc.	30,682
JNL/DoubleLine Core Fixed Income Fund	J.P. Morgan	23,360
JNL/DoubleLine Core Fixed Income Fund	BNP Paribas Securities	4,199
JNL/DoubleLine Core Fixed Income Fund	Bank of America Corp.	9,700
JNL/DoubleLine Core Fixed Income Fund	HSBC Holdings Plc	5,266
JNL/DoubleLine Core Fixed Income Fund	Barclays Capital Inc.	17,561
JNL/DoubleLine Shiller Enhanced CAPE Fund	Goldman Sachs & Co.	18,593
JNL/DoubleLine Shiller Enhanced CAPE Fund	Credit Suisse Group AG	29,441
JNL/DoubleLine Shiller Enhanced CAPE Fund	Citigroup Inc.	25,574
JNL/DoubleLine Shiller Enhanced CAPE Fund	Morgan Stanley & Co., Inc.	25,140
JNL/DoubleLine Shiller Enhanced CAPE Fund	J.P. Morgan	32,664
JNL/DoubleLine Shiller Enhanced CAPE Fund	BNP Paribas Securities	2,252
JNL/DoubleLine Shiller Enhanced CAPE Fund	Bank of America Corp.	6,688
JNL/DoubleLine Total Return Fund	Goldman Sachs & Co.	20,517
JNL/DoubleLine Total Return Fund	Credit Suisse Group AG	19,868
JNL/DoubleLine Total Return Fund	Citigroup Inc.	11,414
JNL/DoubleLine Total Return Fund	Morgan Stanley & Co., Inc.	29,986
JNL/DoubleLine Total Return Fund	J.P. Morgan	39,902
JNL/Fidelity Institutional Asset Management Total Bond Fund	Goldman Sachs & Co.	9,715

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/Fidelity Institutional Asset Management Total Bond Fund	Citigroup Inc.	5,119
JNL/Fidelity Institutional Asset Management Total Bond Fund	Morgan Stanley & Co., Inc.	10,028
JNL/Fidelity Institutional Asset Management Total Bond Fund	J.P. Morgan	7,691
JNL/Fidelity Institutional Asset Management Total Bond Fund	BNP Paribas Securities	2,158
JNL/Fidelity Institutional Asset Management Total Bond Fund	Wells Fargo Securities, Inc.	8,550
JNL/Fidelity Institutional Asset Management Total Bond Fund	Bank of America Corp.	5,520
JNL/Fidelity Institutional Asset Management Total Bond Fund	Barclays Capital Inc.	7,016
JNL/Fidelity Institutional Asset Management Total Bond Fund	Credit Suisse Group AG	8,839
JNL/Fidelity Institutional Asset Management Total Bond Fund	Virtu Financial Inc.	156
JNL/Franklin Templeton Income Fund	Goldman Sachs & Co.	21,762
JNL/Franklin Templeton Income Fund	Credit Suisse Group AG	39,687
JNL/Franklin Templeton Income Fund	Citigroup Inc.	67,359
JNL/Franklin Templeton Income Fund	Morgan Stanley & Co., Inc.	24,201
JNL/Franklin Templeton Income Fund	Barclays Capital Inc.	6,329
JNL/Franklin Templeton Income Fund	Bank of America Corp.	26,158
JNL/Franklin Templeton Income Fund	UBS Securities LLC	15.332
JNL/Franklin Templeton Income Fund	J.P. Morgan	39,575
JNL/Goldman Sachs 4 Fund	Morgan Stanley & Co., Inc.	23,802
JNL/GQG Emerging Markets Equity Fund	Macquarie Group Ltd.	10,193
JNL/Harris Oakmark Global Equity Fund	Citigroup Inc.	13,808
JNL/Harris Oakmark Global Equity Fund	Bank of America Corp.	23,282
JNL/Harris Oakmark Global Equity Fund	Credit Suisse Group AG	35,579
JNL/Invesco Diversified Dividend Fund	Bank of America Corp.	27,487
JNL/JPMorgan Global Allocation Fund	Citigroup Inc.	1,259
JNL/JPMorgan Global Allocation Fund	Morgan Stanley & Co., Inc.	625
JNL/JPMorgan Global Allocation Fund	Bank of America Corp.	5,872
JNL/JPMorgan Global Allocation Fund	Wells Fargo Securities, Inc.	6,655
JNL/JPMorgan Global Allocation Fund	Barclays Capital Inc.	185
JNL/JPMorgan Global Allocation Fund	Credit Suisse Group AG	107
JNL/JPMorgan Global Allocation Fund	UBS Securities LLC	303
JNL/JPMorgan Global Allocation Fund	HSBC Holdings Plc	1,372
JNL/JPMorgan Hedged Equity Fund	Goldman Sachs & Co.	3,493
JNL/JPMorgan Hedged Equity Fund	Morgan Stanley & Co., Inc.	3,114
JNL/JPMorgan Hedged Equity Fund	Bank of America Corp.	3,492
JNL/JPMorgan Hedged Equity Fund	Citigroup Inc.	3,772
JNL/JPMorgan U.S. Government & Quality Bond Fund	Goldman Sachs & Co.	23,984
JNL/JPMorgan U.S. Government & Quality Bond Fund	Citigroup Inc.	9,086
JNL/JPMorgan U.S. Government & Quality Bond Fund	Morgan Stanley & Co., Inc.	4,466
JNL/JPMorgan U.S. Government & Quality Bond Fund	Bank of America Corp.	5,149
JNL/JPMorgan U.S. Government & Quality Bond Fund	Wells Fargo Securities, Inc.	14,711
JNL/JPMorgan U.S. Value Fund	Bank of America Corp.	34,031
JNL/JPMorgan U.S. Value Fund	Morgan Stanley & Co., Inc.	31,090
JNL/Lord Abbett Short Duration Income Fund	Goldman Sachs & Co.	4,893
JNL/Lord Abbett Short Duration Income Fund	Credit Suisse Group AG	7,720
JNL/Lord Abbett Short Duration Income Fund	Citigroup Inc.	6,897

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/Lord Abbett Short Duration Income Fund	Bank of America Corp.	4,246
JNL/Lord Abbett Short Duration Income Fund	Morgan Stanley & Co., Inc.	3,909
JNL/Lord Abbett Short Duration Income Fund	J.P. Morgan	11,228
JNL/Lord Abbett Short Duration Income Fund	Barclays Capital Inc.	3,796
JNL/Mellon DowSM Index Fund	Goldman Sachs & Co.	98,491
JNL/Newton Equity Income Fund	Bank of America Corp.	8,559
JNL/Newton Equity Income Fund	J.P. Morgan	13,923
JNL/Newton Equity Income Fund	Sanford C. Bernstein & Co.	2,651
JNL/Newton Equity Income Fund	Morgan Stanley & Co., Inc.	13.240
JNL/Mellon Financial Sector Fund	Goldman Sachs & Co.	35,070
JNL/Mellon Financial Sector Fund	Morgan Stanley & Co., Inc.	38,055
JNL/Mellon Financial Sector Fund	J.P. Morgan	126,379
JNL/Mellon Financial Sector Fund	Bank of America Corp.	86,532
JNL/Mellon Financial Sector Fund	State Street Corp.	9,116
JNL/Mellon Financial Sector Fund	Citigroup Inc.	32,361
JNL/Morningstar U.S. Sustainability Index Fund	Morgan Stanley & Co., Inc.	1,932
JNL/Mellon S&P 500 Index Fund	Goldman Sachs & Co.	41,784
JNL/Mellon S&P 500 Index Fund	Citigroup Inc.	38,132
JNL/Mellon S&P 500 Index Fund	Morgan Stanley & Co., Inc.	46,430
JNL/Mellon S&P 500 Index Fund	Bank of America Corp.	103,365
JNL/Mellon S&P 500 Index Fund	J.P. Morgan	150,931
JNL/Mellon U.S. Stock Market Index Fund	Goldman Sachs & Co.	18,256
JNL/Mellon U.S. Stock Market Index Fund	Bank of America Corp.	44,950
JNL/Mellon U.S. Stock Market Index Fund	Morgan Stanley & Co., Inc.	19,690
JNL/Mellon U.S. Stock Market Index Fund	Citigroup Inc.	16,741
JNL/Mellon U.S. Stock Market Index Fund	Sanford C. Bernstein & Co.	1,663
JNL/Mellon World Index Fund	Goldman Sachs & Co.	872
JNL/Mellon World Index Fund	Credit Suisse Group AG	154
JNL/Mellon World Index Fund	UBS Securities LLC	449
JNL/Mellon World Index Fund	Morgan Stanley & Co., Inc.	930
JNL/Mellon World Index Fund	J.P. Morgan	3,092
JNL/Mellon World Index Fund	Barclays Capital Inc.	271
JNL/Mellon World Index Fund	Bank of America Corp.	2,120
JNL/Mellon World Index Fund	Sanford C. Bernstein & Co.	497
JNL/Mellon World Index Fund	Mizuho Securities Co. Ltd.	194
JNL/Mellon World Index Fund	HSBC Holdings Plc	916
JNL/Mellon World Index Fund	Societe Generale SA	190
JNL/MFS Mid Cap Value Fund	Northern Trust Corp.	16,527
JNL/MFS Mid Cap Value Fund	State Street Corp.	12,967
JNL/Neuberger Berman Strategic Income Fund	Citigroup Inc.	2,628
JNL/Neuberger Berman Strategic Income Fund	Morgan Stanley & Co., Inc.	4,086
JNL/Neuberger Berman Strategic Income Fund	J.P. Morgan	906
JNL/Neuberger Berman Strategic Income Fund	BNP Paribas Securities	835
JNL/Neuberger Berman Strategic Income Fund	Wells Fargo Securities, Inc.	1,232
JNL/Neuberger Berman Strategic Income Fund	Bank of America Corp.	3,907
JNL/Neuberger Berman Strategic Income Fund	Goldman Sachs & Co.	2,688
JNL/Neuberger Berman Strategic Income Fund	Barclays Capital Inc.	2,950
JNL/PIMCO Income Fund	Goldman Sachs & Co.	18,343
JNL/PIMCO Income Fund	Credit Suisse Group AG	14,652
JNL/PIMCO Income Fund	Citigroup Inc.	13,926
JNL/PIMCO Income Fund	Morgan Stanley & Co., Inc.	24,906
JNL/PIMCO Income Fund	J.P. Morgan	16,013

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/PIMCO Income Fund	Bank of America Corp.	4,806
JNL/PIMCO Income Fund	Barclays Capital Inc.	33,960
JNL/PIMCO Income Fund	HSBC Holdings Plc	8,579
JNL/PIMCO Income Fund	Societe Generale SA	1,183
JNL/PIMCO Investment Grade Credit Bond Fund	Goldman Sachs & Co.	11,531
JNL/PIMCO Investment Grade Credit Bond Fund	Credit Suisse Group AG	9,287
JNL/PIMCO Investment Grade Credit Bond Fund	Citigroup Inc.	22,197
JNL/PIMCO Investment Grade Credit Bond Fund	UBS Securities LLC	10,887
JNL/PIMCO Investment Grade Credit Bond Fund	J.P. Morgan	40,210
JNL/PIMCO Investment Grade Credit Bond Fund	BNP Paribas Securities	6,900
JNL/PIMCO Investment Grade Credit Bond Fund	Wells Fargo Securities, Inc.	22,620
JNL/PIMCO Investment Grade Credit Bond Fund	Bank of America Corp.	30,669
JNL/PIMCO Investment Grade Credit Bond Fund	Barclays Capital Inc.	17,579
JNL/PIMCO Investment Grade Credit Bond Fund	Morgan Stanley & Co., Inc.	16,434
JNL/PIMCO Real Return Fund	Goldman Sachs & Co.	741
JNL/PIMCO Real Return Fund	Credit Suisse Group AG	4,192
JNL/PIMCO Real Return Fund	Nomura Holdings Inc.	2,638
JNL/PIMCO Real Return Fund	Citigroup Inc.	9,686
JNL/PIMCO Real Return Fund	Morgan Stanley & Co., Inc.	3,093
JNL/PIMCO Real Return Fund	J.P. Morgan	859
JNL/PIMCO Real Return Fund	Bank of America Corp.	1,418
JNL/PIMCO Real Return Fund	Barclays Capital Inc.	1,858
JNL/PPM America High Yield Bond Fund	Credit Suisse Group AG	8,064
JNL/PPM America High Yield Bond Fund	Citigroup Inc.	5,998
JNL/PPM America Total Return Fund	Goldman Sachs & Co.	22,502
JNL/PPM America Total Return Fund	Credit Suisse Group AG	19,635
JNL/PPM America Total Return Fund	Citigroup Inc.	18,289
JNL/PPM America Total Return Fund	Morgan Stanley & Co., Inc.	29,303
JNL/PPM America Total Return Fund	J.P. Morgan	32,339
JNL/PPM America Total Return Fund	Wells Fargo Securities, Inc.	5,226
JNL/PPM America Total Return Fund	Bank of America Corp.	47,398
JNL/PPM America Total Return Fund	Barclays Capital Inc.	10,111
JNL/RAFI Multi-Factor U.S. Equity Fund	Goldman Sachs & Co.	10,480
JNL/RAFI Multi-Factor U.S. Equity Fund	Citigroup Inc.	26,778
JNL/RAFI Multi-Factor U.S. Equity Fund	Morgan Stanley & Co., Inc.	4,859
JNL/RAFI Multi-Factor U.S. Equity Fund	Bank of America Corp.	11,700
JNL/RAFI Multi-Factor U.S. Equity Fund	J.P. Morgan	16,908
JNL/T. Rowe Price Balanced Fund	Goldman Sachs & Co.	2,236
JNL/T. Rowe Price Balanced Fund	Citigroup Inc.	414
JNL/T. Rowe Price Balanced Fund	Morgan Stanley & Co., Inc.	2,222
JNL/T. Rowe Price Balanced Fund	T. Rowe Price Investment Services, Inc.	29,664
JNL/T. Rowe Price Balanced Fund	J.P. Morgan	2,038
JNL/T. Rowe Price Balanced Fund	Bank of America Corp.	4,331
JNL/T. Rowe Price Balanced Fund	Wells Fargo Securities, Inc.	2,686
JNL/T. Rowe Price Balanced Fund	UBS Securities LLC	706
JNL/T. Rowe Price Balanced Fund	Royal Bank Of Canada	207
JNL/T. Rowe Price Balanced Fund	Barclays Capital Inc.	613
JNL/T. Rowe Price Balanced Fund	Credit Suisse Group AG	279
JNL/T. Rowe Price Balanced Fund	Sanford C. Bernstein & Co.	2,232
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Investment Services, Inc.	1,521,373
JNL/T. Rowe Price Capital Appreciation Fund	Bank of America Corp.	177,831
JNL/T. Rowe Price Established Growth Fund	T. Rowe Price Investment Services, Inc.	207,379

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/T. Rowe Price Mid-Cap Growth Fund	T. Rowe Price Investment Services, Inc.	238,943
JNL/T. Rowe Price Short-Term Bond Fund	Goldman Sachs & Co.	9,401
JNL/T. Rowe Price Short-Term Bond Fund	Citigroup Inc.	8,189
JNL/T. Rowe Price Short-Term Bond Fund	Morgan Stanley & Co., Inc.	16,998
JNL/T. Rowe Price Short-Term Bond Fund	T. Rowe Price Investment Services, Inc.	21,546
JNL/T. Rowe Price Short-Term Bond Fund	J.P. Morgan	22,004
JNL/T. Rowe Price Short-Term Bond Fund	Bank of America Corp.	9,997
JNL/T. Rowe Price Short-Term Bond Fund	Wells Fargo Securities, Inc.	9,102
JNL/T. Rowe Price Short-Term Bond Fund	Barclays Capital Inc.	6,169
JNL/T. Rowe Price U.S. High Yield Fund	T. Rowe Price Investment Services, Inc.	14,839
JNL/T. Rowe Price Value Fund	Morgan Stanley & Co., Inc.	65,791
JNL/T. Rowe Price Value Fund	T. Rowe Price Investment Services, Inc.	18,536
JNL/T. Rowe Price Value Fund	Bank of America Corp.	162,040
JNL/T. Rowe Price Value Fund	State Street Corp.	57,177
JNL/T. Rowe Price Value Fund	Goldman Sachs & Co.	12,329
JNL/WMC Balanced Fund	Goldman Sachs & Co.	66,877
JNL/WMC Balanced Fund	Credit Suisse Group AG	30,328
JNL/WMC Balanced Fund	Citigroup Inc.	1,295
JNL/WMC Balanced Fund	Morgan Stanley & Co., Inc.	90,407
JNL/WMC Balanced Fund	J.P. Morgan	187,186
JNL/WMC Balanced Fund	Wells Fargo Securities, Inc.	9,570
JNL/WMC Balanced Fund	Bank of America Corp.	139,220
JNL/WMC Balanced Fund	Barclays Capital Inc.	19,379
JNL/WMC Equity Income Fund	Morgan Stanley & Co., Inc.	17,568
JNL/WMC Equity Income Fund	J.P. Morgan	24,744
JNL/WMC Equity Income Fund	Bank of America Corp.	19,436
JNL/WMC Value Fund	Morgan Stanley & Co., Inc.	32,679
JNL/WMC Value Fund	J.P. Morgan	60,351
JNL/WMC Value Fund	Bank of America Corp.	37,198

Code of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the Sub-Advisers, the Funds and JNLD have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust’s and the Adviser’s Codes of Ethics comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes of Ethics, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds.

This section applies to all Funds except Feeder Funds that are investing in a master-feeder arrangement. For proxy voting policies and procedures applicable to Feeder Funds investing in a master-feeder arrangement, please see the section below entitled, “Proxy Voting Policies and Procedures for Feeder Funds.”

The Board has approved the proxy voting policy and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers, where applicable. The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest in accordance with their Procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Customer Care) or 1-800-599-5651 (Jackson NY Customer Care), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures for Feeder Funds.

When a Fund is a Feeder Fund in a master/feeder structure, it will either (1) pass votes requested by the applicable Master Fund to its shareholders and seek instructions from its own shareholders with regard to the voting of all proxies with respect to such security and vote such proxies only in accordance with such instruction, or (2) vote the shares held by it in the same proportion as the vote of all other holders of such security. However, the procedures described above (under the heading “Proxy Voting for Securities held by the Funds”) apply if a Fund is removed from the master/feeder structure.

Proxies for the portfolio securities of the AFIS Master Funds will be voted pursuant to the AFIS Master Funds’ proxy voting policies and procedures, which are described in the applicable AFIS Master Funds’ SAI or, with respect to the JNL/Mellon Master Funds, above under the heading “Proxy Voting for Securities held by the Funds.”

DISCLOSURE OF PORTFOLIO INFORMATION

This section describes the Policies and Procedures for Disclosure of Portfolio Information for all Funds except the Feeder Funds. Under the master-feeder structure, each Feeder Fund’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Feeder Fund operates under the master-feeder structure, each Feeder Fund will only disclose its holdings of its corresponding Master Fund. As long as a Feeder Fund invests all of its assets in a Master Fund, it will be subject to the Master Fund’s policies and procedures regarding the disclosure of portfolio holdings. For information regarding the AFIS Master Funds’ policies and procedures regarding disclosure of portfolio holdings, please see the applicable AFIS Master Funds’ SAI, or, with respect to the JNL/Mellon Master Funds, please see below. If a Feeder Fund withdraws from the master/feeder structure, the Feeder Fund will be subject to the following policies and procedures regarding the disclosure of portfolio holdings, which currently apply to all other Funds of the Trust.

I.	Statement of Policy

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders. The procedures are designed to control the disclosure of Fund portfolio information. The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.            Policy Requirements. Without limiting any Disclosures provided for in Section II, the procedures generally provide that:

(i)             Information about the Funds’ complete portfolio holdings may not, except as set forth herein, be disclosed sooner than thirty (30) days following quarter end and provided that the portfolio holdings are posted on the Funds’ Website prior to their use in any marketing materials;

(ii)            Pursuant to applicable law, each Fund publicly discloses its complete portfolio holdings on the Funds’ website at www.jackson.com within 60 days following quarter end. Each Fund also discloses a complete list of its holdings in its semi-annual and annual reports on Form N-CSR (the semi-annual and annual reports are available online and/or are distributed to shareholders) and in publicly available quarterly holdings reports on Form N-PORT. Forms N-PORT and N-CSR are filed with the SEC and available online at www.sec.gov.;

(iii)           Portfolio holdings information that is solely available in regulatory reports or filings (such as U.S. Treasury Department filings) that is not available to the public may not be disclosed, except as expressly authorized by the Funds’ President;

(iv)           As set forth herein, portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC, and is not considered confidential, may be disclosed on the Jackson website and in certain printed materials. These materials include but are not limited to: (i) descriptions of allocations among asset classes, regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by asset class, country, industry or sector; (iv) aggregated risk statistics, analysis and simulations, such as stress testing; (v) the characteristics of the stock and bond components of a Fund’s portfolio holdings and other investment positions; (vi) the volatility characteristics of a Fund; (vii) information on how various weightings and factors contributed to Fund performance; (viii) various financial characteristics of a Fund or its underlying portfolio investments; and (ix) other information where, in the reasonable belief of the Funds’ Chief Compliance Officer (or a designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable Fund); and

(v)            Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

II.	Disclosures

In addition to the foregoing, the Funds and the Distributor may periodically disclose portfolio holdings information as follows:

A.            Portfolio Overviews.

(i)	Actively Managed Funds. The Funds and the Distributor may disclose a partial list of portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Distributor may disclose a partial list of the ‘largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(ii)	Passive Funds. For Passive Funds, including Index, Target and Sector Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods;

(B)	The “Stock Selection Date”; or

(C)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(iii)          Fund of Funds. For the Fund of Funds (generally includes those Funds advised by JNAM, and those Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holding disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

(iv)          ETF Funds. For the ETF Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

(v)           Money Market Fund Information. In accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended, the JNL/WMC Government Money Market Fund (“Money Market Fund”) shall disclose on the Funds’ website at www.jackson.com, for a period of not less than six months, beginning no later than the fifth business day of a month, a schedule of the Money Market Fund’s investments, as of the last business day or subsequent calendar day of the prior month, including the following security-specific information:

(A)	Name of the issuer;
(B)	Category of investment;
(C)	CUSIP number (if any);
(D)	Principal amount;
(E)	Maturity date;
(F)	Final maturity date;
(G)	Coupon or yield;
(H)	Value;

(I)	A chart, whi ch must be upd at ed e ach busin ess d ay as of the end of the p r e c eding busin ess d a y, sho w in g, as of the end of e a ch busin ess d ay d u ring the p re c eding six months:
i.	T he p er c ent a ge of the Mon ey M ark et Fund’s tot al ass ets inv est ed in d a ily liquid assets;
ii.	The percentage of the Mon ey M ark et Fund ’s tot al ass ets inv est ed in weekly liquid assets;
iii.	The Money Market Fund’s net inflows or outflows; and
iv.	The Money Market Fund’s net asset value per share.

A link to the SEC website is also included so a user may obtain the most recent twelve (12) months of publicly available information filed by the Money Market Fund.

B.            Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)            On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)           At such time as those service providers may request; and/or

(iii)          As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes. Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.            Other Disclosures. The Funds periodically provide portfolio holdings and other portfolio information to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, Sub-Advisers, potential Sub-Advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board. In addition to the Adviser, these service providers may include, but are not limited to, any Sub-Adviser, transition manager (for mergers and Sub-Adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees, and/or the Funds’ other service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.            Exceptions. From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Funds’ Chief Compliance Officer, in consultation with the President, shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring. Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

E.            Regulatory and Legal Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.            Monitoring Portfolio Holdings Disclosure and Trading. JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics. The Sub-Advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

III.	Reporting, Recordkeeping, and Exceptions.

As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Insurance company plans and the JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, and JNL/Goldman Sachs Managed Funds may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company’s separate accounts. These separate accounts are funded by shares of the Trust.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Funds will not calculate a NAV on the days the NYSE is expected to be closed.

The NAV of a Fund’s shares may also not be determined on days designated by the Trustees or on days designated by the SEC. Consistent with legal requirements, calculation of a Fund’s NAV may be suspended on days determined by the Trustees during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Funds’ valuation committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is otherwise reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the valuation committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Debt securities are generally valued by independent pricing services approved by the Board. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Exchange-traded options are valued by approved pricing sources at the last traded price prior to the close of business on the local exchange. In the event that current day trades are unavailable, or the trade price falls outside of the current day bid ask spread , exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE, unless an unexpected disruption on the NYSE and the Funds’ valuation policies require a different approach. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

The Board has adopted valuation guidelines pursuant to which the Adviser may determine, subject to ratification by the Board, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.

Certain of the Funds invest in foreign securities and other assets that are priced in a currency other than U.S. dollars. For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund’s shares.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio equity securities used in such calculation, the Trust’s procedures for valuing of such securities authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign equity securities for purposes of calculating a Fund’s net asset value. When fair valuing such foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.

Securities that have halted trading will be fair valued based on the facts and circumstances available at the time of each NAV calculation. The fair valuation of securities halted for an extended period may include liquidity discounts as considered appropriate.

For the JNL/WMC Government Money Market Fund, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7. The net income of the JNL/WMC Government Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the JNL/WMC Government Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

Because the net income of the JNL/WMC Government Money Market Fund is declared as a dividend payable in additional shares each time the Fund’s net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder’s account.

The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, the Adviser will promptly notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

A Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of a Fund to another Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board.  Any securities redeemed in kind will be readily marketable and will be valued in accordance with the Funds’ valuation policy.  If a Fund redeems shares in kind from another Fund, such Fund would incur transaction costs in converting the assets into cash.

Net Asset Value Calculations Applicable to AFIS Master Funds. All portfolio securities of the AFIS Master Funds are valued, and the net asset value per share for each share class is determined, as follows:

Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where CRMC deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by CRMC.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each AFIS Master Fund’s shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the AFIS Master Funds’ board. Subject to board oversight, the AFIS Master Funds’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the CRMC. The board receives regular reports describing fair-valued securities and the valuation methods used.

CRMC’s valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the valuation committee based upon what an AFIS Master Fund might reasonably expect to receive upon their current sale. CRMC’s valuation committee considers all indications of value available to it in determining the “fair value” to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. CRMC’s valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable AFIS Master Fund portfolios outside the United States. Securities owned by these AFIS Master Funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these AFIS Master Funds’ net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares of each AFIS Master Fund represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to an AFIS Master Fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Net Asset Value Calculations Applicable to JNL/Mellon Master Funds. All portfolio securities of the JNL/Mellon Master Funds are valued, and the net asset value per share for Class I shares is determined, as described above under the heading “Purchases, Redemptions and Pricing of Shares.”

Dividends.

The JNL/WMC Government Money Market Fund intends to declare as dividends substantially all of the net investment income, if any. Dividends from the net investment income and the net capital gain, if any, will be declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash.

The Fund seeks to maintain constant per share NAV of $1.00. Dividends from net investment income and net capital gain, if any, for the Fund will be declared and reinvested, or paid in cash, as to a class daily so long as class income exceeds class expenses on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day. The Fund will resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class. When the Fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment. As a result of this policy, the Fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative. In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund or Class of shares of a Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund or Class of shares of a Fund even though (1) the matter has not been approved by a majority vote of the shares of any other Fund or Class of shares of a Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

Because shares in the Trust are sold only to Jackson, to certain qualified and non-qualified retirement plans and to regulated investment companies, Jackson and the regulated investment companies, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson generally will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting. As described above, pursuant to Section 12 of the 1940 Act, when a Fund is a Feeder Fund in a master/feeder structure, it will either (1) pass votes requested by the applicable Master Fund to its shareholders and seek instructions from its own shareholders with regard to the voting of all proxies with respect to such security and vote such proxies only in accordance with such instruction, or (2) vote the shares held by it in the same proportion as the vote of all other holders of such security. The Amended and Restated Bylaws provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. As a result of proportional voting the vote of a small number of contract owners could determine the outcome of a proposal subject to shareholder vote.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

●	Designate a Fund of the Trust;
●	Change the name of the Trust; or
●	Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

Information Regarding AFIS Master Funds. For information regarding the AFIS Master Funds’ shares, voting rights and policies regarding shareholder inquiries, please see the applicable AFIS Master Funds’ SAI, which is delivered together with this SAI.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury Regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund and it does not address any state, local or foreign tax matters. The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by insurance companies through their separate accounts, qualified pension and retirement plans (“Qualified Plans”); and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”).

General

The Trust consists of Funds that are either treated for U.S. federal income tax purposes as corporations that intend to qualify and be eligible for treatment each year as a regulated investment companies (“Regulated Investment Company Funds”) or partnerships (“Partnership Funds”).

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the distributing Fund, unless otherwise requested by a shareholder. The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

Regulated Investment Company Funds

Qualification as a Regulated Investment Company

Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) has elected or intends to elect, and intends to qualify and be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, gains, losses, expenses and distributions of each Fund are considered separately from other series of the Trust for purposes of determining whether or not a Fund qualifies and is eligible for treatment as a regulated investment company.

To qualify as a regulated investment company, a Fund must meet certain requirements with respect to the nature and sources of its income (the “qualifying income requirement”) and certain requirements regarding the nature and diversification of its investment assets (the “asset diversification requirement”). In order to meet the qualifying income requirement, each Fund must derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this qualifying income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in ETFs and master limited partnerships (“MLPs”), if any, may qualify as interests in qualified publicly traded partnerships.

In order to meet the asset diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund must also distribute annually at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net exempt-interest income, if any, in order to maintain its eligibility for treatment as a regulated investment company.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund were to fail to comply with the qualifying income, asset diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to cure such failure, or otherwise failed to qualify and be eligible for treatment as a regulated investment company for any taxable year, (1) it would be taxed in the same manner as an ordinary corporation that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the “look-through rules” (as discussed below) and the variable annuity and variable life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. In order to avoid this excise tax, a Fund must distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

Each Fund intends to meet these requirements in order to qualify and be eligible for treatment as a regulated investment company and avoid paying any income or excise tax on its taxable income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income or excise taxation.

Capital Loss Carryforwards

For U.S. federal income tax purposes, potentially subject to certain limitations, a Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset net capital gains, if any, realized during subsequent taxable years. Net capital losses can be carried forward without expiration and any such carryover losses will retain their character as short-term or long-term. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund, regardless of whether such net capital gains are distributed to shareholders.

As of December 31, 2021, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL/Mellon International Index Fund	27,262	52,601	79,863
JNL/Causeway International Value Select Fund	—	29,930	29,930
JNL/Western Asset Global Multi-Sector Bond Fund	59,786	124,463	184,249
JNL/JPMorgan Hedged Equity Fund	40,588	2,441	43,029
JNL/Loomis Sayles Global Growth Fund	6,026	19,137	25,163

Regulated Investment Company Funds

Fund Status

Effective January 1, 2021, the Board of Trustees approved the JNL/Baillie Gifford International Growth Fund (formerly, JNL/Vanguard International Fund) to change its U.S. federal income tax status from partnership to a regulated investment company.

Partnership Funds

Fund Status

Effective April 24, 2017, the Board approved the JNL/Mellon DowSM Index Fund to change its federal income tax status from a disregarded entity to a partnership.

Effective January 1, 2019, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/American Funds Balanced Fund	JNL/Mellon Consumer Discretionary Sector Fund
JNL/American Funds Capital World Bond Fund	JNL/Mellon Financial Sector Fund
JNL/American Funds Global Growth Fund	JNL/Mellon Healthcare Sector Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Mellon Energy Sector Fund
JNL/American Funds International Fund	JNL/Mellon Information Technology Sector Fund
JNL/American Funds New World Fund	JNL/Mellon S&P 400 MidCap Index Fund
JNL Multi-Manager Alternative Fund	JNL/Mellon Small Cap Index Fund

JNL Multi-Manager Mid Cap Fund	JNL/MFS Mid Cap Value Fund
JNL Multi-Manager Small Cap Growth Fund	JNL/Newton Equity Income Fund
JNL Multi-Manager Small Cap Value Fund	JNL/Morningstar U.S. Sustainability Index Fund
JNL/BlackRock Global Allocation Fund	JNL/PIMCO Real Return Fund
JNL/BlackRock Global Natural Resources Fund	JNL/PPM America Floating Rate Income Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/PPM America High Yield Bond Fund
JNL/DFA U.S. Core Equity Fund	JNL/PPM America Total Return Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	JNL/T. Rowe Price Established Growth Fund
JNL/DoubleLine® Total Return Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Franklin Templeton Income Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Invesco Small Cap Growth Fund	JNL/T. Rowe Price U.S. High Yield Fund
JNL/JPMorgan Global Allocation Fund	JNL/T. Rowe Price Value Fund
JNL/JPMorgan Midcap Growth Fund	JNL/Westchester Capital Event Driven Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/WMC Balanced Fund
JNL/JPMorgan U.S. Value Fund	JNL/WMC Global Real Estate Fund
JNL/Mellon Nasdaq® 100 Index Fund	JNL/WMC Value Fund
JNL/Mellon Communication Services Sector Fund

Effective January 1, 2020, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/DFA U.S. Small Cap Fund	JNL/Mellon S&P 500 Index Fund
JNL/DoubleLine® Core Fixed Income Fund	JNL/Neuberger Berman Commodity Strategy Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund	JNL/Neuberger Berman Strategic Income Fund
JNL/First Sentier Global Infrastructure Fund	JNL/PIMCO Income Fund
JNL/GQG Emerging Markets Equity Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL/Invesco Diversified Dividend Fund	JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/Invesco Global Growth Fund	JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Utilities Sector Fund

Effective January 1, 2022, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/Mellon Emerging Markets Index Fund
JNL/Mellon World Index Fund
JNL Emerging Markets Index Fund

For U.S. federal income tax purposes, each Partnership Fund (for purposes of this section, a “Fund”) expects to be treated as a partnership and not as an association taxable as a corporation, and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. Each Fund considers itself to be a separate entity for U.S. federal income tax purposes. Thus, each Fund and its partners should not be required to take into account the assets, operations, or partners of other series of the Trust for U.S. federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If a Fund were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to tax at the Fund level on its earnings and profits at regular corporate income tax rates, and (ii) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

As a partnership, a Fund is generally not itself subject to U.S. federal income tax. Instead, each partner will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such partner has received or will receive corresponding distributions from the Fund. Allocations of these tax items, for U.S. federal income tax purposes, generally will be made in accordance with the economics of the Funds. Such items when allocated to a partner will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable partner such as an insurance company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by a Fund or participants in Qualified Plans investing in a Fund.

Taxation of Fund Investments

Partnership Funds may not be eligible for beneficial withholding rates, available to Regulated Investment Company Funds, in certain foreign jurisdictions. JNAM has agreed to reimburse the Partnership Funds for an amount equal to the additional tax withheld. These amounts are included in Foreign taxes withheld on the Statements of Operations. The Partnership Funds could also experience delays in receipt of tax reclaim payments due to their partnership status, as compared to the timing experienced by Regulated Investment Company Funds. JNAM has agreed to contribute to the Partnership Funds an amount equal to the outstanding tax reclaims, within the timeframe the Partnership Funds would have received payment under Regulated Investment Company status. The Partnership Funds will then reimburse JNAM once the reclaim payments are received from the foreign tax authorities. Amounts paid to the Partnership Funds by JNAM due to delayed tax reclaim receipts are included in Payable to affiliates on the Statements of Assets and Liabilities.

A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market, or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments and cryptocurrency investments, are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Regulated Investment Company Fund to qualify as a regulated investment company may limit the extent to which a Regulated Investment Company Fund will be able to engage in certain derivatives or commodity-linked transactions.

A U.S. person, including a Fund, who owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Subsidiaries are each expected to be a CFC in which the Fund will be a U.S. Shareholder. As a U.S. Shareholder, the Fund (or, in the case of a Partnership Fund, its shareholders that are treated as U.S. Shareholders) is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Certain Regulated Investment Company Funds may invest up to 25% of their assets in a Subsidiary to gain exposure to commodities without violating the qualifying income requirement applicable to Regulated Investment Company Funds, as described above. Certain Regulated Investment Company Funds has received an opinion of special tax counsel that the income and gain the Fund derives from the subsidiary should be “qualifying income” under Subchapter M of the Code. An opinion of counsel, however, is not binding on the IRS or the courts. The IRS has since issued final regulations that generally treat a Fund’s income inclusion with respect to a CFC as “qualifying income” for purposes of determining the Fund’s ability to be subject to tax as a regulated investment company either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Any investment by a Partnership Fund in foreign securities may subject the Partnership Fund and/or its partners (whether or not the partners receive any distributions with respect to such investments), directly or indirectly, to taxation, including withholding or other taxes on dividends, interest, or capital gains, and/or tax filing obligations in foreign jurisdictions. A Partnership Fund and/or its partners may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Regulated Investment Company Fund acquires any equity interest in a PFIC, the Regulated Investment Company Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Regulated Investment Company Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Partnership Fund may also invest in PFICs, which are subject to special tax rules. Partners in a Partnership Fund that invests in a CFC or PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such instruments. Partners should consult their tax advisors in this regard.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury Regulations are expected to provide, that excess inclusion income of a Fund, will be allocated with the same consequences as if the investment was held directly.

In general, excess inclusion income allocated to shareholders of a Fund (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder or partner, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Contracts.

In addition, to the extent that a shareholder or partner has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder or partner that is an exempt organization may constitute UBTI. Certain of a Partnership Fund’s other investments or activities may also generate UBTI. Furthermore, the IRS may take the position that certain of a Partnership Fund’s investments in derivative instruments should be reclassified in a manner that gives rise to UBTI. In addition, reverse repurchase agreements may, under certain conditions, be characterized as secured loans, the proceeds of which could be used to acquire assets that would, therefore, give rise to debt-financed income. If a Partnership Fund generates UBTI, a tax-exempt partner in the Partnership Fund generally would be required to file a tax return and could incur tax liability on such partner’s allocable share of that UBTI.

Qualified Plans and other tax-exempt partners should consult their own tax advisors concerning the possible effects of UBTI on their own tax situation as well as the general tax implications of an investment in a Partnership Fund.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The shares of each Fund are owned by one or more separate accounts of Jackson and Jackson NY that hold such shares in connection with variable annuity and variable life insurance contracts, and/or by various funds of JNL Series Trust. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the separate accounts of Jackson and Jackson NY, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

Generally, a segregated asset account will be deemed adequately diversified if as of the close of each calendar quarter (or within 30 days thereafter), (i) no more than 55% of the value of its total assets is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. Section 817(h)(2) and the Treasury Regulations thereunder provide as a safe harbor that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification requirements if, as of the close of each calendar quarter (or within 30 days thereafter), the assets in the account meet the asset diversification requirement for a regulated investment company described in Section 851(b)(3) and no more than 55% of the total assets of the account consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. Under recent Treasury guidance, a special rule for satisfying the diversification requirement is available to insurance company separate accounts investing in funds that qualify as “government money market funds” under Rule 2a-7(a)(14) under the 1940 Act, pending the issuance of revised Treasury Regulations.

In general, all securities of the same issuer are treated as a single investment for these purposes, and each U. S. government agency or instrumentality is treated as a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. Under this look-through rule, if a Fund limits its shareholders to (i) life insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders, each insurance company separate account investing in the Fund will be treated as owning (as a separate investment) its proportionate share of each asset of the Fund for purposes of meeting its own diversification requirements under Code Section 817(h), provided that the Fund qualifies as a regulated investment company or a partnership that is not a “publicly traded partnership.”

Each Fund is managed with the intention of complying with the diversification requirements imposed by Section 817(h) of the Code but may not satisfy the look-through rule. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the Code Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to satisfy the look-through rule, could cause the Contracts to lose their favorable tax status and require a Contract owner to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Code Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract owner’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract owner from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract owner has an impermissible level of investor control over a separate account. Contract owner should consult the insurance companies issuing their Contracts and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including an insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as insurance companies that own shares in a Regulated Investment Company Fund through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these Regulations in light of their individual circumstances.

A Partnership Fund may engage in transactions or make investments that would subject the Partnership Fund, its partners, and/or its “material advisors,” as defined in Treas. Reg. Sec. 301.6112-1(c)(1), to special rules requiring such transactions or investments by the Partnership Fund or investments in the Partnership Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’s Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Partnership Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Partnership Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a partner may have disclosure obligations with respect to its shares in a Partnership Fund if the partner (or the Partnership Fund in certain cases) participates in a reportable transaction.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Fund through an insurance company separate account or persons investing in a Fund through Other Eligible Investors are urged to consult with their insurance company or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund. Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

Financial Statements

The audited financial statements and financial highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of and for each of the periods presented through December 31, 2021, included in the Trust’s Annual Report to shareholders are incorporated by reference into (which means they legally are a part of) this SAI. Financial information for the JNL Multi-Manager U.S. Select Equity Fund is not provided because the Fund is newly created and has not yet commenced operations. The Annual Report and Semi-Annual Report are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service (“Moody’s”) Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”) Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

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D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●	The nature and provisions of the financial obligation, and the promise we impute; and
●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR indicates that a rating has not been assigned or is no longer assigned.

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Ratings: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings Inc. (“Fitch”) National Short-Term Credit Ratings

F1(xxx): Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx): Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx): Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B(xxx): Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C(xxx): Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD(xxx): Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx): Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch National Long-Term Credit Ratings

AAA(xxx): ’AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx): ’AA’ National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx): ’A’ National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx): ’BBB’ National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

BB(xxx): ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B(xxx): ’B’ National Ratings denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union.

CCC(xxx): ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.

CC(xxx): ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C(xxx): A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

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the formal announcement by the issuer or their agent of a distressed debt exchange; and

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default. ‘RD’ ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx): ’D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by the way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

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C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

DBRS Limited Commercial Paper and Short-Term Debt Ratings

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

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R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

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Jackson National Asset Management, LLC

Proxy Voting Policies and Procedures

Last Revision Date: December 2, 2021

I.	Introduction

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub- advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

Also, the Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds’ Form N-PX filing with the SEC is July 1st through June 30th of the following year.

II.	Delegation to the Sub-Advisers

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided herein, and as delegated to JNAM by the Funds’ Board, it is JNAM’s policy to delegate its proxy voting responsibility, primarily to the Sub-Advisers of each Fund. JNAM intends to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.

B.	JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

i.	Procedures on how the Sub-Adviser demonstrates its voting determinations in the Fund’s best interest and in accordance with the Funds’ proxy voting policies and procedures;
ii.	Procedures the Sub-Adviser considers when it becomes aware of potential factual errors, potential incompleteness, or potential weaknesses in methodologies in a proxy advisory firm’s analysis that may materially affect one or more of the Sub-Adviser’s voting determinations;
iii.	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
iv.	Procedures for the Sub-Adviser’s evaluation of the services of a proxy advisory firm that it retains, including evaluating any material changes in services or operations by the proxy advisory firm;
v.	Policies and procedures describing the factors the Sub-Adviser assesses when engaging the services of a proxy advisory firm;

vi.	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
vii.	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.	To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM and confirm how the conflict was resolved.

D.	JNAM shall periodically report to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies. JNAM may also provide the Funds’ Board with information related to any third-party vendors used to facilitate proxy voting.

III.	Reservation of JNAM’s Authority and Conflicts of Interest

A.	JNAM may periodically review the proxy voting policies of each Sub-Adviser. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM may permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

i.	Voting a proxy for securities held in a passively managed index fund;
ii.	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and
iii.	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Sub-Advisers may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

B.	In cases where the Funds’ may have securities on loan at the time that proxies are to be voted, the Sub-Adviser may call loaned securities back to vote the proxies. If the request to call back the securities is not successful for any reason, the counterparty retains the right to vote the proxies.

C.	For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), JNAM shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares.
IV.	Other Conflicts of Interest

For purposes of other conflicts of interests within the larger Jackson Financial Inc. to which JNAM is subject, it is noted that:

A.	Jackson Financial Inc. and its affiliates do not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds’ (“Voting Rights”);

B.	JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Jackson Financial Inc.; and
C.	JNAM and/or the Sub-Advisers disregard and will disregard the interests of Jackson Financial Inc. or its affiliates whenever conflicts of interest arise in the exercise of the Voting Rights.

V.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third-party service provider retained by JNAM and the Funds.

In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

VI.	Reporting

There is not a formal Board reporting requirement, however, where there is a conflict of interest, JNAM may report such incident and resolution to the Funds’ Board

Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust

PROXY VOTING AND
GOVERNANCE POLICY

1

EXHIBITS

+ Proxy Voting and Governance Committee Members

+ Proxy Voting Guideline Summary

+ Proxy Voting Conflict of Interest Form

+ Statement of Policy Regarding Responsible Investment

PROXY VOTING AND GOVERNANCE POLICY	2

1.	INTRODUCTION

AB’s mission is to deliver better investment outcomes to our clients through differentiated research insights and innovative portfolio solutions in our clients’ best interests. As a fiduciary, we place the interests of our clients first and treat all our clients fairly and equitably, and as an investment adviser we are stewards of our client’s capital, and have an obligation to responsibly allocate, manage and oversee their investments to create sustainable, long-term shareholder value.

To be effective stewards of our client’s investments, we need to invest responsibly. We believe that integration of environmental, social and governance (“ESG”) including climate change considerations into our investment and research processes allows us to promote long-term shareholder value by capturing a more comprehensive set of risks and opportunities. Proxy voting is an integral part of this process, enabling us to act as shareholder advocates to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material ESG and climate issues.

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outlines our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investing team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investing team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsible Investing team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

PROXY VOTING AND GOVERNANCE POLICY	3

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios as a shareholder advocate transcends through how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not those requests will actually enhance shareholder value for our clients. A proposal that promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby managing a more comprehensive risk and opportunities for a company’s business, should consider following core factors, but not limited to:

•	Materiality of the mentioned ESG or climate issue for the company’s business

•	The company’s current practice, policy and framework

•	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

•	Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of shareholders or the group that that they are associated with?

•	How does the proposal add value for shareholders?

We consider ESG and climate as an important element that will improve the accuracy of our valuation of companies by incorporating a more comprehensive set of risks and opportunities from a long-term shareholder value perspective.

PROXY VOTING AND GOVERNANCE POLICY	4

3.1	BOARD AND DIRECTOR PROPOSALS

1.	Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight

AB believes that director accountability is a critical element of corporate governance. The successful governance of a company is demonstrated through shareholder responsiveness, proactive outreach by the board and management along with enhanced long-term shareholder value through a more comprehensive oversight on risk and opportunities. In fulfilling its fiduciary duty by evaluating investee companies’ adaptiveness to evolving climate risks, AB targeted its significant holdings to engage on climate strategy through a firmwide campaign. Companies that failed to respond will be assigned a negative vote towards responsible incumbent director(s). Human Rights and modern slavery oversight is another topic on which AB will make a proactive assessment of its portfolio companies and hold respective directors accountable as defined by the committee charter of each issuer.

2.	Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3.	Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.	Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5.	Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6.	Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7.	Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent

PROXY VOTING AND GOVERNANCE POLICY	5

directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

+	We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
+	We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
+	We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.
+	We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more outside public company board seats for non-CEOs, 3 or more outside public company board seats for the sitting CEO of the company in question and 2 or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

PROXY VOTING AND GOVERNANCE POLICY	6

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. This translates to following two voting approach:

a.	Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.	Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on board through 2021. Based on the outcome, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on board in 2022.

10.	Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11.	Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12.	Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13.	Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

14.	Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather

1 For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

PROXY VOTING AND GOVERNANCE POLICY	7

than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15.	Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

16.	Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19.	Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

20.	Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21.	Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without

PROXY VOTING AND GOVERNANCE POLICY	8

sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22.	Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23.	Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24.	Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25.	Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

+	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
+	Compensation costs should be managed in the same way as any other expense;
+	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and
+	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26.	Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem

PROXY VOTING AND GOVERNANCE POLICY	9

them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27.	Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28.	Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29.	Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

30.	Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

31.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

32.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and

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other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34.	Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35.	Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

36.	Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37.	Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38.	Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39.	Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40.	Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

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41.	Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42.	Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43.	Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44.	Multi Class Equity Structure	Against

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership

– is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect Boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had IPO in the past 2 years to institute a time-based sunset to be triggered 7 years from the year of IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

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For companies that instituted a multi-class share structure unrelated to an IPO event or had IPO 2+ years ago, sunset should be 7 years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than 7 years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. Alternative ways to broaden shareholders’ access to the board and abridge the gap between economic interest and voting rights will be considered in addition to sunset plans. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45.	Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46.	Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48.	Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50.	Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer

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can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

51.	Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52.	Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53.	Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

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We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56.	A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57.	Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59.	Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

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In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64.	Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65.	Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

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In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66.	Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

Covid-19 has called for a need to authorize companies in holding a virtual-only shareholder meetings. While recognizing that this technological adaptation has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies to abuse their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider company’s disclosure on elements such as below, although not limited to, when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

●	Explanation for eliminating the in-person meeting

●	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting

●	How to submit and ask questions

●	How the company plans to mimic real-time in-person Q&A session

●	List of questions received from shareholders in entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67.	Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68.	Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69.	Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions.

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We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70.	Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72.	Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

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75.	Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76.	Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78.	Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79.	Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

80.	Work Place: Gender Pay Equity(SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to make similar assessment and disclosure between different gender and ethnic/racial groups. Shareholder requests to make a global median ethnic/racial pay gap will be assessed based on cultural and legal context of markets where the company is exposed to.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

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4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are based on maximizing shareholder value and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

+ Publicly-traded clients of AB;

+ Publicly-traded companies that distribute AB mutual funds;

+ Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

+ Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;

+ Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

+ Publicly-traded affiliated companies;

+ Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+ Publicly-traded companies targeted by the AFL-CIO for engagement and voting;

+ Any other conflict of which a Committee member becomes aware4.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4 The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

PROXY VOTING AND GOVERNANCE POLICY	20

We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

+	If our proposed vote is consistent with the Policy, no further review is necessary.

+	If our proposed vote is contrary to our Policy, we would take the following steps:
+	If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.
+	If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.
+	If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.

4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investing team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy.

Routine administrative inquiries from proxy solicitors need not be reported.

PROXY VOTING AND GOVERNANCE POLICY	21

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website: https://www.alliancebernstein.com/abcom/web/linkedsite.aspx?key=ab.retail.proxyvoting.mf

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the A member of Responsible Investing team.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Members of Responsible Investing team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non- US securities are defined as all other securities.

PROXY VOTING AND GOVERNANCE POLICY	22

Members of Responsible Investing team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact :

ProxyTeam@alliancebernstein.com.

PROXY VOTING AND GOVERNANCE POLICY	23

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

PROXY VOTING AND GOVERNANCE POLICY	24

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

PROXY VOTING AND GOVERNANCE POLICY	25

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING AND GOVERNANCE POLICY	26

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No

  If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No

  If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No

  If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

+	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)
+	A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.
+	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

PROXY VOTING AND GOVERNANCE POLICY	27

AQR

AQR Proxy Voting Policy and Procedures

AS AMENDED: JANUARY 2022 | LAST REVIEWED: JANUARY 2022

AQR Capital Management, LLC | Two Greenwich Plaza | Greenwich, CT 06830 | U.S. | Phone: +1.203.742.3600 | Web: aqr.com

AQR Capital Management, LLC | Proxy Voting Policy and Procedures	1

I.	Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.

In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened importance for clients (e.g., mergers, acquisitions, spinoffs, etc.) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

AQR’s Stewardship Committee is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation to vote proxies in the best interest of its clients.

II.	Use of Third-Party Proxy Advisors

AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may consider other Proxy Advisory firms as appropriate for proxy voting research and other services.

1 The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

AQR Capital Management, LLC | Proxy Voting Policy and Procedures	2

The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm(s).

III.	Considerations When Assessing or Considering a Proxy Advisory Firm

When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:

•	The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
•	Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
•	How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
•	Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
•	The nature of third-party information sources used as a basis for voting recommendations;
•	When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
•	Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
•	Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy

Advisory firm’s research or ultimate recommendation;

•	Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
•	Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.

AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.

AQR Capital Management, LLC | Proxy Voting Policy and Procedures	3

IV.	Potential Conflicts of Interest of the Proxy Advisor

AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Stewardship Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.

V.	Voting Procedures and Approach

In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.

AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:

1.	The cost of voting a proxy outweighs the benefit of voting;
2.	AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4.	There are restrictions on trading resulting from the exercise of a proxy;
5.	Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
6.	AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.

AQR generally does not notify clients of non-voted proxy ballots.

AQR Capital Management, LLC | Proxy Voting Policy and Procedures	4

Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.

AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting guidelines take into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.

VI.	Issuer Specific Ballot Evaluations

AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in a deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.

Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:

1.	AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
2.	AQR will not announce its voting intentions and the reasons therefore; and
3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR Capital Management, LLC | Proxy Voting Policy and Procedures	5

VII.	Potential Conflicts of Interest of the Advisor

AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.

If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any potential conflicts of interest. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question. If the Compliance Department determines a potential material conflict of interest exists, it may instruct AQR and the Stewardship Committee to not deviate from the AQR Voting Guidelines.

VIII.	Ballot Materials and Processing

The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.

IX.	Disclosure

Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:

1.	The name of the issuer;
2.	The proposal voted upon; and
3.	The election made for the proposal.

AQR Capital Management, LLC | Proxy Voting Policy and Procedures	6

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.

X.	AQR Mutual Funds

On an annual basis, AQR will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2

XI.	Proxy Recordkeeping

AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:

1.	A copy of the Policy, and any amendments thereto; and
2.	A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.

XII.	Review of Policy and Procedures

As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

2 Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

Governance and Sustainability

2021 Principles and Guidelines

BAILLIE GIFFORD | *Investment managers*

Risk Factors

The views expressed in this article are those of Baillie Gifford and should not be considered as advice or a recommendation to buy, sell or hold a particular investment. They reflect personal opinion and should not be taken as statements of fact nor should any reliance be placed on them when making investment decisions.

This communication was produced and approved in May 2021 and has not been updated subsequently. It represents views held at the time of writing and may not reflect current thinking.

Potential for Profit and Loss

All investment strategies have the potential for profit and loss, your or your clients’ capital may be at risk. Past performance is not a guide to future returns.

Stock Examples

Any stock examples and images used in this article are not intended to represent recommendations to buy or sell, neither is it implied that they will prove profitable in the future. It is not known whether they will feature in any future portfolio produced by us. Any individual examples will represent only a small part of the overall portfolio and are inserted purely to help illustrate our investment style.

This article contains information on investments which does not constitute independent research. Accordingly, it is not subject to the protections afforded to independent research, but is classified as advertising under Art 68 of the Financial Services Act (‘FinSA’) and Baillie Gifford and its staff may have dealt in the investments concerned.

All information is sourced from Baillie Gifford & Co and is current unless otherwise stated.

The images used in this report are for illustrative purposes only.

CM15540 Corporate Governance Principles and Guidelines 2021 Ref: 52427 INS AR 0458

Contents	01

Contents
Introduction	Our Stewardship Principles

02	03

Our Governance and Sustainability Approach	Voting and Engagement Guidelines
04	09

02	Introduction

Introduction

This document sets out Baillie Gifford’s stewardship approach and how we consider governance and sustainability matters as part of our investment process. As a private partnership, we know from our own experience how critical ownership structures and corporate cultures can be to the success and longevity of a business. Too often in asset management active ownership, or ‘stewardship’, takes second place to stock selection, and governance and sustainability matters are an afterthought. As a truly long-term investor these issues are central to how Baillie Gifford invests, how we manage our own affairs and how we interact with our clients.

Our clients trust us to oversee and manage their investments for the long term. Stewardship of their holdings is a core part of this commitment. Our genuinely long-term perspective is evidenced by our low portfolio turnover relative to our industry. If you analyse a company’s business prospects over the next decade, not the next quarter, you have to think deeply about the way it interacts with a variety of stakeholders. We think that there needs to be a much more open and honest conversation among all stakeholders about how the financial sector relates to society and about the rules and behaviours that underpin those interactions.

All our investment staff are involved in our stewardship work and, as long-term investors, we believe that our approach to monitoring holdings, engaging with management and voting thoughtfully supports investment performance. We are wary of prescriptive policies and rules, believing that these are often counterproductive to thoughtful and beneficial corporate stewardship. Over the following pages, we explore how we consider and integrate governance and sustainability matters into our investment process through research, engagement and voting. Our approach is framed around our five core stewardship principles.

Our Stewardship Principles	03

Our Stewardship Principles

Prioritisation of long-term value creation

We encourage company management and their boards to be ambitious and focus their investments on long-term value creation. We understand that it is easy for businesses to be influenced by short-sighted demands for profit maximisation but believe these often lead to sub-optimal long-term outcomes. We regard it as our responsibility to steer businesses away from destructive financial engineering towards activities that create genuine economic value over the long run. We are happy that our value will often be in supporting management when others don’t.

A constructive and purposeful board

We believe that boards play a key role in supporting corporate success and representing the interests of minority shareholders. There is no fixed formula, but it is our expectation that boards have there sources, cognitive diversity and information they need to fulfil these responsibilities. We believe that a board works best when there is strong independent representation able to assist, advise and constructively test the thinking of management.

Long-term focused remuneration with stretching targets

We look for remuneration policies that are simple, transparent and reward superior strategic and operational endeavour. We believe incentive schemes can be important in driving behaviour, and we encourage policies which create alignment with genuine long-term shareholders. We are accepting of significant pay-outs to executives if these are commensurate with outstanding long-run value creation, but plans should not reward mediocre outcomes. We think that performance hurdles should be skewed towards long-term results and that remuneration plans should be subject to shareholder approval.

Fair treatment of stakeholders

We believe it is in the long-term interests of companies to maintain strong relationships with all stakeholders, treating employees, customers, suppliers, governments and regulators in a fair and transparent manner. We do not believe in one-size-fits-all governance and we recognise that different shareholder structures are appropriate for different businesses. However, regardless of structure, companies must always respect the rights of all equity owners.

Sustainable business practices

We look for companies to act as responsible corporate citizens, working within the spirit and not just the letter of the laws and regulations that govern them. We believe that corporate success will only be sustained if a business’s long-run impact on society and the environment is taken into account. Management and boards should therefore understand and regularly review this aspect of their activities, disclosing such information publicly alongside plans for ongoing improvement.

04	Our Governance and Sustainability Approach

Our Governance and Sustainability Approach

To further explore how our stewardship principles inform our investment approach, we feel it is useful to explain what corporate governance and sustainability mean for us and how these matters are embedded in our investment process.

What do we mean by ‘corporate governance’?

Corporate governance relates to the control, oversight and management of a company. Despite the extensive regulation and national-level corporate governance codes in place, companies still have broad discretion over how they choose to be incorporated, governed and operated. As long-term investors we pay close attention to these variables, taking particular interest in the following areas of a company’s business:

1	2	3
The capital structure, articles of incorporation, and the country or countries of incorporation and listing	The way in which minority shareholders are treated and protected	How interests are aligned across management, strategic shareholders and other investors

4	5
The composition and effectiveness of the board of directors, the quality and performance of management, and the remuneration of key employees	The corporate culture and approach to sustainable business, and how relationships with customers, employees, suppliers, regulators and the wider community are managed

We focus on corporate governance not because of an interest in shareholder rights per se, but because we believe that governance really matters with respect to long-term investment performance. Our ongoing assessment of corporate governance issues may change our view on buying, selling or resizing our clients’ holdings. It also determines how we choose to vote at company meetings and how we engage with management, the two principal levers we have for influencing change.

For us, stewardship is this combination of ongoing company monitoring and ‘active ownership’ through voting and engagement.

Our Governance and Sustainability Approach	05

What do we consider to be ‘best practice’ in corporate governance?

There is no simple answer. Just as there is no universally ‘right’ way to invest in the stock market, or to manage a pension fund, there is no ‘one-size-fits- all’ step-by-step approach to corporate governance. We are open minded about what is the most appropriate way to govern and manage a company, and we are pragmatic about the significant differences in what is expected and the options available to companies across the world. For example, we don’t have a fixed view as to how a company’s board of directors should look. Effective boards can and do take many forms, and some of the least effective boards conform to the full range of widely-accepted corporate governance ‘norms’.

For this reason, we are sceptical of overly prescriptive policies and checklists when analysing, engaging and voting on corporate governance issues. In the same way as our investment research is bottom up, we prefer to take a case-by-case view on governance, focusing on what works in practice:

—	Are we consulted by management?
—	Are we respected as minority holders?
—	Is executive compensation consistent with performance?

Ultimately, we want to be in a position where we can step back and trust management to take a long-term view and to look after our clients’ interests as minority shareholders.

What do we mean by sustainability?

We believe that a company cannot be financially sustainable in the long run if its approach to business is fundamentally out of line with what society expects of it. Our definition of ‘sustainability’ is deliberately broad to encapsulate a company’s purpose, values, business model, culture and operating practices.

With ever-increasing scrutiny and disclosure requirements, businesses are having to pay even greater attention to their relationship with stakeholders and wider society. In response to mounting evidence of environmental challenges, the United Nations’ Brundtland Report of 1987 defined sustainable development as “the kind of development that meets the needs of the present without undermining the ability of future generations to meet their own needs”. For business, this can be reinterpreted as ‘making profits in a way today that does not undermine the ability of the firm to generate profits in the future’.

As expectations and regulations continue to raise the bar, we closely monitor and analyse how things are developing at our holdings in this increasingly important area of business. In common with many organisations, we have found the United Nations’ Sustainable Development Goals (SDGs) to be particularly instructive as a widely-endorsed benchmark for assessing progress.

We also believe that we have a wider ‘stewardship’ role to play in encouraging responsible, long-term capitalism. How companies approach governance issues can have a very material impact on society, and we should continue to use our influence to encourage sustainable practices. More broadly, our business is based on our ability to invest in stable and functional public markets. It is therefore in our own interests in the long run to ensure that the business sector enjoys ongoing stakeholder support and political, legal and regulatory backing around the world. This will only happen if companies are seen to be operating with integrity and in a way that respects the interests of wider society.

Is ESG the same as governance and sustainability?

ESG is the acronym for ‘environmental, social and governance’ issues. It has emerged as an industry shorthand for a very broad range of matters relating to how a company is governed and its impact on society. While it is now a widely-accepted term, we prefer to focus on governance and sustainability as broader interlinked concepts which also factor in a company’s performance on environmental and social issues – a business with an unacceptable environmental record, for example, is a poorly governed one that should be a priority for engagement and, if necessary, voting action.

06	Our Governance and Sustainability Approach

How do we embed governance and sustainability into our investment process?

Our long only, active approach to investment is based on identifying and holding high-quality growth businesses that enjoy sustainable competitive advantages in their marketplace. To do this, we look beyond current financial performance, undertaking proprietary research to build up our in-depth knowledge of an individual company and form a view on its long-term prospects. This focus on ‘bottom-up’ research also applies to our work on governance and sustainability. We believe financially- material governance and sustainability issues can positively or negatively influence investment returns and therefore such issues are routinely considered throughout the investment process. However, for the majority of our funds, there are no limitations to the sectors in which we can invest beyond the controversial weapons restrictions outlined in this document.

Likewise, while the principles outlined in this document are valid across all our investment strategies, each investment strategy may take a different approach to reach the same goal of properly assessing and weighing up governance and sustainability matters within its investment process. In this regard, a subset of our investment products take governance and sustainability integration further through negative screening, positive selection or having an impact focus.

The EU Sustainable Finance Disclosure Regulation (‘SFDR’) requires asset managers to disclose how they integrate and measure governance and sustainability risks into the investment process. Under the regulation on sustainability-related disclosures in the SFDR, investment products need to be classified as article 6 (mainstream products which do or do not integrate ESG criteria), article 8 (products that promote environmental or social characteristics) or article 9 (sustainable products). We have a number of investment products classified as Article 6, 8 and 9. The current product classifications are indicative, and it is possible certain product classifications may change hereafter.

Controversial weapons policy

Baillie Gifford prohibits investment in controversial weapons such as landmines, cluster munitions, nuclear weapons, chemical weapons, white phosphorus and depleted uranium (‘controversial weapons’). Baillie Gifford is not permitted to invest in companies that produce controversial weapons or in companies providing products or services that are integral to, and tailor-made for, the dissemination or use of controversial weapons. Baillie Gifford uses screens across all products and investments to ensure compliance with this policy, using data from Sustainalytics, MSCI and Pax Christi to identify and exclude companies involved in controversial weapons.

Our Governance and Sustainability Approach	07

Research and engagement

Governance and sustainability are not separate from, but central to, our investment process. All our investment staff share the responsibility for identifying, analysing and monitoring issues and opportunities for both existing and potential holdings. They spend significant time assessing the quality, integrity, motivation and culture of management teams, and then acting upon their convictions. The work of our dedicated Governance and Sustainability Team supports this.

As active managers we have regular meetings with management and board members to identify and understand issues and to monitor performance. Analysts from the Governance and Sustainability Team regularly join our investors for these meetings, in addition to holding meetings directly with company representatives to discuss specific issues.

We set clear objectives when engaging with companies on governance issues. Where we do have reservations about a company’s approach we prefer to encourage change through active ownership rather than divestment in the first instance. This may mean approaching the company directly to express our concern, holding face-to-face meetings with management and, where appropriate, voting against management. If, after a protracted period, we have been unable to exert any influence over a company on a material issue, our investment managers will consider reducing or selling our holdings.

Voting

Thoughtful voting of our clients’ holdings is an integral part of our commitment to stewardship. We believe that voting should be investment led, because how we vote is an important part of the long-term investment process, which is why our strong preference is to be given this responsibility by our clients. The ability to vote our clients’ shares also strengthens our position when engaging with investee companies. Our Governance and Sustainability Team oversees our voting analysis and execution in conjunction with our investment managers. Unlike many of our peers, we do not outsource any part of the responsibility for voting to third- party suppliers. We utilise research from proxy advisers for information only. Baillie Gifford analyses all meetings in-house and we endeavour to vote every one of our clients’ holdings in all markets. However, on occasion this may not be possible due to a practice known as share blocking, whereby voting these shares would prevent us from trading for a certain period. Additionally, we are not able to vote clients shares if their stock is on loan, a common industry practice which we discourage because of the potential impact on our voting rights. If we deem a meeting to be significant or contentious, we may consider requesting that clients recall any stock on loan so we can vote.

We review the merits of proposals on a case-by-case basis rather than following restrictive checklists. Checklists often by necessity revert to focusing on inputs rather than outcomes. For example, it is easier to draw up a rule dictating how many other company boards a director can be on than to try to determine whether their performance as an independent director is effective. A formulaic approach to governance can often lead to recommendations that just don’t make sense to us in an investment context – attempting to vote a successful founder CEO off the board because they are also the board chair, for example.

We recognise that some votes can be more significant than others and that not every vote against is necessarily significant. Whether a vote is deemed significant is determined by market opinion, media scrutiny or an internal view.

The list below is not exhaustive, but exemplifies potentially significant voting situations:

—	Baillie Gifford’s holding had a material impact on the outcome of the meeting
—	The resolution received 20 per cent or more opposition and Baillie Gifford opposed
—	Egregious remuneration
—	Controversial equity issuance
—	Shareholder resolutions that Baillie Gifford supported and received 20 per cent or more support from shareholders
—	Where there has been a significant audit failing
—	Where we have opposed mergers and acquisitions
—	Where we have opposed the financial statements/annual report
—	Where we have opposed the election of directors and executives.

Stewardship reporting

We recognise the importance of transparency with regards to our stewardship activities. Each quarter, our clients receive detailed voting and engagement information in their quarterly reports. We also regularly fulfil client specific requests for more detailed information on our stewardship activities and will accommodate these wherever possible.

Additionally, we publicly disclose on our website all our voting decisions and which companies we have engaged with on a quarterly basis. Each year, we publish an Investment Stewardship Activities report detailing our compliance with the five stewardship codes we are signatory to globally. The report features case studies of our most substantive engagement and voting activity allowing further insight into our approach.

For more information on how we implement our voting and engagement guidelines, including detail on the most significant votes, please see our Investment Stewardship Activities report available on the Governance and Sustainability section of our website.

08	Our Governance and Sustainability Approach

Investments in other asset classes – multi asset and fixed income

Our Multi Asset and Fixed Income Teams invest in a range of other assets. We believe governance and sustainability factors are applicable and important across all asset classes and therefore take these issues into account as part of the investment process.

Multi-Asset – real assets

Within our real asset class allocations (commodities, infrastructure and property), longer-term governance and sustainability trends and factors can often be clearly identified. For example, environmental considerations may play an important role in the long-term attractiveness of a property investment or infrastructure project. As with other asset classes, our focus is on engaging with companies rather than excluding them. All relevant factors are considered as part of our investment analysis, and the integration of governance and sustainability factors allows a better assessment of the risks involved. Investing in these asset classes can often offer the opportunity to support sustainable projects or benefit from relevant technological developments.

Multi-Asset – external managers

Where we invest in externally-managed vehicles as a means of accessing desired asset classes, we employ a thorough due diligence process to select and monitor investments, including seeking managerial alignment with our own governance and sustainability beliefs and practices. We engage regularly and pro-actively with the management and boards of these vehicles to monitor and progress relevant governance and performance issues.

Fixed Income – corporate bonds

Alongside a company’s long-term competitive position and capital structure, governance and sustainability factors are considered as a key component in assessing a bond issuer’s fundamental financial resilience. As well as providing warning signs of upcoming issues, governance and sustainability factors may also signal that a company is becoming a more attractive investment opportunity. As such, we believe additional governance and sustainability analysis adds value in both controlling risk and identifying opportunities for outperformance. The materiality of these factors will vary depending on the company’s sector, region and the strength of its financial position.

Strong governance and sustainability factors may increase our enthusiasm for an investment. Conversely, negative performance may weigh against a potential investment, causing us to hold a smaller position than we otherwise might, demand a higher risk premium, or choose not to invest.

Fixed Income – sovereign bonds

When we consider investing in a country’s bonds we examine key governance and sustainability factors to help consider associated risks, the country’s broad direction of travel and if our provision of capital is likely to aid its progression. We believe that if a country is governed effectively, its people are respected, and its natural assets are managed responsibly, there is a greater chance it will enjoy sustainable growth and development, as well as be in a better position to repay bond debt.

These factors are integrated into our analytical framework, which rests on three key areas: macroeconomic sustainability, economic management and growth potential. This framework allows us to identify and focus on the risks specific to the potential investment being analysed, from political stability in one country to environmental pressure in another, and to monitor these risks on an ongoing basis.

Voting and Engagement Guidelines	09

Voting and Engagement Guidelines

Introduction

We believe that ‘active ownership’ of our clients’ holdings is as important as selecting the right investments in the first instance. These guidelines are aligned with our Stewardship Principles and describe our approach to proxy voting and company engagement, the key levers of active ownership, often described as ‘stewardship’.

While the guidelines are intended to provide an insight into how we approach voting and engagement on our clients’ behalf, it is important to note that we assess every company individually. In voting, we will always evaluate proposals on a case-by-case basis, based on what we believe to be in the best long-term interests of our clients, rather than rigidly applying a policy.

Furthermore, just as our approach to investment is based around empowered and independent teams, our voting and engagement is investment-team led, and all members of our investment staff are involved in our ongoing work on stewardship. In keeping with our decentralised and autonomous culture, our investment teams will, on occasion, elect to vote differently on the same general meeting resolutions. Where this happens, we report accordingly in the proxy voting disclosure on our website. We also have clear processes in place to identify, prevent and manage potential proxy voting related conflicts of interest. Baillie Gifford’s firm-wide conflict of interest disclosure is available on our website. While these guidelines primarily relate to listed equities, we also carefully consider relevant governance and sustainability issues in voting, research and engagement for other asset classes, such as fixed income and unlisted equity investments.

Core to the way in which we invest is that our investment staff meet with company leadership teams to understand their business strategy and to discuss and monitor progress, both before and after taking a holding. We believe that ongoing dialogue between investors and companies on strategic issues can protect and enhance our clients’ long-term returns. However, we are equally mindful of not attempting to ‘micromanage’ our holdings in areas where we have no special expertise or insight, or distracting managements from their core role of running the business for the long term.

Prior to taking any voting action, we usually address specific governance and sustainability concerns by engaging directly with the company. What we engage on is informed by our own research. It will vary between geographic regions, industry sectors and between individual companies, but will typically cover areas set out within these guidelines. When appropriate, we engage collaboratively with other shareholders through a range of industry organisations and associations. Full details of the industry organisations that we support are available on our website.

10	Voting and Engagement Guidelines

Prioritisation of long-term value creation

Equity issuance

We consider companies’ requests to raise additional capital with or without pre-emptive rights on a case-by-case basis, taking account of their specific circumstances and local market practice. We view excessive equity issuances as potentially destructive to creating long- term value. We believe that pre-emptive rights are important to protect shareholders from being detrimentally diluted, although we recognise that in some instances it is appropriate for companies to have the flexibility to issue shares without first offering them to existing shareholders on a pre-emptive basis. We also typically prefer that shareholders are given the opportunity to vote on large amounts of capital issuance. In both instances, the onus is on the board to clearly demonstrate that the request is necessary and proportionate.

Although individual investment teams’ preferences vary, we typically approve requests to issue up to 5 per cent of authorised capital without pre-emption rights and up to 20 per cent of authorised capital with pre-emption rights, unless we have concerns about a company’s leadership, capital allocation track record or proposed use of funds. Beyond these limits, we evaluate requests individually based on the views of our investment teams.

Share repurchase

Share repurchases, when executed in a thoughtful and appropriate manner, can play an important role in creating long- term value. Boards should be clear about how the share repurchase authority will be used. We typically approve share repurchases up to 15 per cent of authorised capital, dependent upon the share price at which shares will be repurchased. Above this limit, we evaluate requests on a case- by-case basis considering the views of our investment teams.

Allocation of income and dividends

we support the efficient and effective use of shareholder capital and normally expect to vote in favour of the allocation of any dividend. However, many profitable companies (especially in Japan) continue to propose unusually low dividend payments without an adequate explanation, deciding to retain cash on their balance sheets. In such instances, we typically oppose the proposed dividend.

Additionally, if we have significant and ongoing concerns over a company’s capital allocation policy, we endeavour to engage with management to encourage them to improve their practices and, if this proves ineffective, will take appropriate voting action.

Mergers, acquisitions and disposals

Corporate restructuring such as mergers, acquisitions and disposals can clearly have a very significant impact on shareholder value. When done well, successful mergers or acquisitions can accelerate a company’s growth and increase its market share. However, when used inappropriately, they can be destructive to long-term value creation. It can be difficult to successfully integrate acquired companies, particularly when they each have distinctive company cultures. Therefore, we carefully consider all such proposals on a case-by-case basis.

Political donations

We generally oppose all resolutions that seek approval for intentional political contributions, and we will usually support shareholder resolutions which oblige companies to report to shareholders on their political contributions.

Voting and Engagement Guidelines	11

A constructive and purposeful board

Board effectiveness

Effective company boards should perform a number of key functions. First and foremost, they should provide oversight to executive management teams, regularly reviewing performance against a defined strategy, recognising and supporting success but taking firm action if changes of direction or leadership are required. Specifically, we expect boards to perform the following important functions:

—	To undertake effective succession planning for key roles with consideration given to the diversity of current and future board members
—	To put in place an appropriate and effective remuneration plan to attract, retain, motivate and direct key executives
—	To establish the necessary risk management framework and controls on corporate activity
—	To review and, where necessary, challenge key capital allocation decisions, ensuring that management teams are taking a long-term approach to business planning
—	To appoint, monitor and set the remuneration for a suitably qualified and independent financial auditor
—	To undertake a formal and transparent process for nominations and appointments to the board, the details of which should be fully disclosed in the annual report
—	To regularly evaluate the effectiveness of their own work, taking appropriate measures to address any priority issues
—	To ensure that management are working within the legal and regulatory norms of their countries of operation and that stakeholders of the business are treated fairly
—	To ensure the material social and environmental impacts of the business are considered and to make necessary improvements to support the sustainable growth of the business

If a board of directors is persistently failing to exercise one or more of these key responsibilities, we aim to engage with the company in the first instance and then consider taking additional voting action if appropriate. Such voting action may include voting against the election of the chair or members of relevant board committees. This may be escalated to the board chair if we feel the overall effectiveness of the board is in question, or if our previous action has not materialised in any progress.

We also believe that independent directors should be periodically available to engage with shareholders.

Board composition

When considering board composition, we generally prefer to see the following features:

—	A majority of independent non-executive directors on the main board, and fully independent audit and remuneration committees of three members or more
—	The appointment of a senior or lead independent director
—	An effective mix of qualifications, experience and diversity
—	Directors with sufficient time to focus on their responsibilities, given their other commitments and directorships

Companies should be able to demonstrate an appropriate level of commitment and independence on the board. With regards to diversity, we expect boards to have made reasonable progress towards both gender and ethnic diversity or having at least set out a clear roadmap as to how to achieve this. If the board composition or that of its subcommittees very different from these expectations, we aim to engage with the company in the first instance, and may also consider taking additional voting action against appropriate directors, such as the Chair of the Nomination Committee, if we do not believe sufficient progress has been made.

12	Voting and Engagement Guidelines

The roles of board chair, chief executive and senior (or lead) independent director

We generally support separating the roles of board chair and chief executive, although we recognise that these roles have been very successfully combined in a number of our holdings. If the roles are combined, there should ideally be a majority of independent directors on the board. The board should also appoint a senior or lead independent director with clearly defined responsibilities separate from that of the board chair to mitigate the risks associated with combining the positions. This should include the senior independent director having the right to periodically convene a meeting of the independent directors with the full support of the company. Additional actions to strengthen corporate governance should be considered where appropriate, such as enhanced authorisation, audit and disclosure requirements.

We also typically prefer that companies do not appoint a retiring CEO as board chair, however we recognise that in exceptional cases this may be in shareholders’ best interests. In these circumstances, the board should explain why it is appropriate and we will consider the justification on a case-by-case basis.

Director tenure

We believe that companies should be mindful of the value of periodically refreshing the membership of the board of directors. While we recognise the value that long-serving directors can bring in terms of continuity and experience, when a director’s tenure exceeds nine years of service we will no longer consider the director to be independent. This is in keeping with the UK Corporate Governance Code. Where a director is deemed not be independent, we will consider the impact this has on the wider composition of the board and associated committees, taking voting action against said director should we deem overall independence is insufficient. The board should have in place an effective succession plan to mitigate any impact long-tenured directors may have on board composition.

Voting and Engagement Guidelines	13

Long-term focused remuneration with stretching targets

Effective remuneration policies help to recruit, retain and motivate the best available talent, while also incentivising management to focus on the right long-term priorities for the business. We encourage our investee companies to develop robust and transparent pay practices. These should demonstrate clear alignment with long-term shareholders, reward outstanding performance and mitigate against excessive risk taking or unintended consequences arising from a narrow focus on inappropriate targets. In addition to this, companies should take due account of increasing public scrutiny of executive pay practices and should be cognisant of the reputational and regulatory risks of excessive or inequitable pay practices. We believe that substantive changes to executive remuneration policies should be submitted to a shareholder vote. We also welcome the opportunity to engage with our investee companies on material remuneration matters.

To achieve the right overall balance, we expect the Remuneration Committee to take full responsibility for this process, taking independent advice as necessary. They should retain discretion to make upward or downward revisions in exceptional circumstances, particularly where such action is clearly aligned with long-term shareholder interests. For us to effectively assess a company’s executive remuneration, it is essential that we receive timely disclosure. Therefore, early in their deliberations, we look to receive clear and concise information about the design of the scheme, the underlying targets that are used to assess performance awards, and the total quantum of reward that is possible.

We review each policy on a case-by- case basis and are prepared to support innovative structures which do not necessarily fit within conventional practices, but which are appropriate for a company’s individual circumstances. When reviewing remuneration proposals, we generally favour the following:

—	We prefer that a substantial proportion of total reward potential for senior executives is made up of variable performance-based pay that it is subject to deferral and clawback provisions. Performance for long- term incentives should be measured over a minimum three-year period. However, we acknowledge that for some businesses restricted stock plans may be more suitable. We expect the board to clearly justify why this structure is suitable and assess the appropriateness of such proposals on an individual basis.
—	We typically favour the use of a maximum cap on long-term incentive schemes to limit the total compensation available at an appropriate level.
—	While we recognise that circumstances can change, we prefer investee companies’ pay policies to be consistent long-term structures and are therefore not usually supportive of regular changes or subsequent amends.

Typically, we would not support the following pay practices:

—	Repricing of equity awards
—	Retesting of performance conditions
—	Vesting of incentive awards for below median performance
—	Incentive-based awards for non- executive directors
—	Severance agreements which (i) are excessive relative to market practice and/or (ii) allow accelerated vesting of variable pay awards without pro- rating for time and performance.

When a company’s remuneration policy or report is significantly below expectations we will consider taking voting action against any relevant pay proposals on the ballot, against the chair of the Remuneration Committee and, where appropriate, against the chair of the board and other independent directors.

14	Voting and Engagement Guidelines

Fair treatment of stakeholders

Annual general meetings

All listed companies should aim to ensure that an annual shareholder meeting takes place where substantive matters are submitted for shareholder approval. All shareholders should be actively solicited for their voting instructions. All paperwork, particularly the annual report signed off by the appointed auditor, should be available to investors well in advance of the meeting. This enables due consideration by investors of any matters ahead of any relevant regulatory and market proxy voting deadlines. In the limited number of markets where the above features are not common practice, we engage with issuers and relevant third parties to encourage change and consider taking voting action where appropriate and possible. Such action may include voting against the board chair or the annual report and accounts.

Director elections

As a general principle, we believe that all directors should be subject to annual, individually proposed, majority voting, standard elections. Currently, there are several alternatives:

—	‘plurality voting’ enables uncontested board nominees to be elected with a single affirmative vote, even if all other votes are withheld
—	‘cumulative voting’ allows shareholders to direct all or any of their votes to single or multiple directors
—	‘bundled’ director elections are when several or all directors are proposed as a single resolution, without the ability to support or oppose individual directors
—	‘classified’ boards is the term for when only a subset of directors is put up for election each year.

We believe that each of these alternatives can potentially undermine individual director accountability, although we recognise that there may on occasions be company specific circumstances that support such voting arrangements.

We are supportive of management and shareholder resolutions calling for alternative director voting procedures to be replaced by a simple majority voting standard on an annual basis. When asked to vote in cumulative elections, we typically allocate our votes equally across independent directors on the ballot, unless we have specific concerns about their effectiveness or a desire to see a particular director on the board.

Auditors

The appointment of auditors should ideally be submitted to an annual shareholder vote. We will consider voting against the auditors’ appointment if we have concerns about their independence, level of non-audit fees, audit quality, or where a company changes its auditor without providing an adequate explanation to shareholders.

We believe that it is good practice to rotate the lead audit partner at least every five years and to limit continuous audit firm tenure to no more than twenty years, in line with current guidelines across a number of markets.

Non-audit fees paid to the audit firm should not typically exceed audit fees, except for a limited period (and not for more than two consecutive years) where there are exceptional circumstances which support that position. In this case, the company should provide additional disclosure on the nature of the non-audit work undertaken by the audit firm.

Appointment of statutory auditors (Japan)

Statutory auditors play an important role in defining audit policy in the Japanese market, supervising the external audit of a company’s financial statements and advising the board. Given their responsibilities we prefer outside nominees. We assess internal candidates on a case-by-case basis, considering the materiality of their relationship with the company and the presence of other external statutory auditors.

Proxy access

Proxy access is the ability for a shareholder or group of shareholders to nominate candidates to the board. We are supportive of proxy access in principle, believing that long- term shareholders should have the ability to place director nominees on the proxy ballot. While we are likely to support proposals based on the terms outlined above, we review each resolution individually. We also welcome the opportunity to engage with investee companies to help structure an appropriate policy which enhances board accountability and responsiveness to shareholders but also limits potential abuse by shareholders without a meaningful long-term interest in the company. Where a shareholder proposal is proposed on proxy access, we will assess the merits of this proposal against a company’s existing practice.

Voting and Engagement Guidelines	15

‘Poison pill’ anti-takeover devices

We generally oppose proposals for new anti-takeover devices, particularly when introduced post-Initial Public Offering. We also usually support shareholder proposals that request a company to submit a shareholder rights plan to a shareholder vote or to revoke a poison pill.

We evaluate proposals to modify or remove existing shareholder rights plans or poison pills on a case-by-case basis. While many anti-takeover devices have the potential to entrench management and damage shareholder value, there may be certain growth-oriented companies and sectors where an element of protection from short-term market priorities can support long-term shareholder value creation.

Articles of association

We review amendments to a company’s articles of association within the context of the company’s business strategy and shareholders’ best interests. Accordingly, we usually oppose any proposed changes that have the potential to erode shareholders’ rights.

Shareholder resolutions

Shareholder resolutions are a mechanism permitted in a number of markets which enable shareholders to table proposals at company meetings relating to any aspect of a company’s business. These proposals often request that companies improve their approach to environmental and social issues. Shareholder proposals can be a useful mechanism to hold companies accountable on their wider impact on stakeholders.

We review each resolution on a case-by-case basis and will support those resolutions that address key governance and sustainability concerns or encourage progress on material governance and sustainability issues where we feel improvement is required. We do not however expect these proposals to be repetitive, prescriptive or to seek to micromanage companies. Prior to voting, we consider the company’s current approach to the issue, its response to the resolution, and whether the resolution is workable and in the best interests of all stakeholders.

Bundled resolutions

In some markets it is still common for companies to ‘bundle’ together proposals, such as the election of directors, or amendments to articles of association. This practice reduces shareholder discretion by preventing voting on separate issues. For example, if shareholders have concerns about one specific director, the only option may be to vote in favour or against the entire board, which may be counterproductive. Nonetheless, we vote against bundled resolutions where we have serious concerns and it is in shareholders’ best interests for us to do so. We communicate our views to the company and encourage them to isolate all relevant matters as separate resolutions in the future.

Related party transactions

As a general principle, we believe that large shareholders should recuse themselves from voting if they are involved in related party transactions. Most markets have specific disclosure rules on related party transactions and require approval from minority shareholders. We consider such transactions carefully to determine if they are appropriate and in our clients’ best interests.

Multi class share structures

The use of dual and multi class share structures is common in a number of regions where listing rules allow. While the one-share, one-vote principle clearly aligns voting rights and economic rights for all holders, we appreciate that multiple share structures with different voting rights can enhance long-termism and protect the strategy and culture of some organisations. Accordingly, we assess all proposals to introduce additional share classes or amend existing voting rights on a case-by-case basis.

Disclosure

Levels of disclosure vary significantly between sectors and countries. We believe that all material issues should be set out succinctly in an annual report, and that the approach to governance and sustainability matters should be reported in the context of the whole range of risks and opportunities faced by the company.

When disclosure on key financial, governance and sustainability information is significantly below expectations and impedes us exercising our stewardship responsibilities for our clients, we endeavour to engage with the company in the first instance and consider taking appropriate voting action thereafter, where necessary. Such action may include voting against the board chair or the annual report and accounts.

16	Voting and Engagement Guidelines

Sustainable business practices

We believe that a company cannot be financially sustainable in the long run if its approach to business is fundamentally out of kilter with changing society expectations. We consider each of the following sustainability risks and opportunities in the context of our overall focus on long-term investment performance.

As a minimum, we expect all holdings to operate in accordance with the principles and standards set out in the United Nations Global Compact. When a company’s performance on any of the following issues is significantly below what is expected, making it a material risk to the long-term performance of their business, we will engage with management in the first instance, before considering taking appropriate voting action.

We expect that all our holdings to operate their businesses in a way that takes account of all relevant legal and regulatory guidelines and which is supportive of good stakeholder relations. Relevant areas of practice include responsible marketing, governance of data privacy and security, responsible taxation approaches and how the company manages product and service issues, such as product quality and integrity, complaint handling, safety recalls and compensation. Where we have concerns with a company’s practice in any of these areas, we will seek to engage with the company to seek improvements, support any relevant shareholder proposals and consider voting against members of the board to ensure accountability for continued progress. Should our concerns be material and continue to persist, we will consider selling the shareholding.

Voting and Engagement Guidelines	17

Diversity and inclusion

We believe that employee diversity is an important issue for all businesses, and we expect our holdings to take steps to understand and, where necessary, improve any aspect of employee diversity. Companies should disclose their policy on diversity and inclusion with details of initiatives to improve the diversity of the workforce where required. The diversity of employees throughout the organisation is important to ensure a diverse pipeline of talent for future senior roles and improve equality generally within society.

Reporting on the diversity of the workforce should also be provided and include details on gender, ethnicity, culture and nationality. In markets where it is required, gender pay gap reporting should be clear and unambiguous with clear actions to solve the pay gap should it exist.

We further expect businesses to carefully monitor and manage the culture within their organisation to ensure that all employees are treated equally and with respect in the workplace. There should be suitable policies and processes in place to ensure that inappropriate behaviour and/or discrimination is identified and addressed accordingly.

Combating bribery and corruption

We expect all our holdings to work against corruption in all its forms, including extortion and bribery. For companies in the extractive industries, we support active participation in the Extractive Industries Transparency Initiative. We expect to see apt conduct and compliance programmes reinforced by leadership, policies and training, and appropriate reporting procedures such as confidential ‘whistleblower’ hotlines. We would also not ordinarily expect our holdings to make political donations or contributions to ‘politically exposed’ charitable organisations.

Human rights and labour rights

We expect all our holdings to respect internationally accepted human rights and labour rights throughout their business operations and value chain in line with the United Nations Guiding Principles for Business and Human Rights. As a minimum, this should include the maintenance of health, safety and wellbeing management systems, particularly in high-risk sectors; the management of exposure to labour and human rights risks throughout their value chain, especially human/modern slavery; and encouraging positive relationships with local communities.

As signatories to the UN Global Compact, we believe that the following principles should be upheld in relation to human rights and labour:

Principle 1: Businesses should support and respect the protection of internationally proclaimed human rights; and

Principle 2: make sure that they are not complicit in human rights abuses.

Principle 3: Businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining;

Principle 4: the elimination of all forms of forced and compulsory labour;

Principle 5: the effective abolition of child labour; and

Principle 6: the elimination of discrimination in respect of employment and occupation.

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 © Getty Images.

Climate change and other environmental impacts and risks

Our primary role as long-term investors is to support the new technologies, business models and societal changes that will help address the global challenge of climate change. If we do this effectively then the results for our clients will look after themselves, provided we are cognisant of the risks that derive from both the physical impacts of climate change itself and the myriad of technological, policy and market changes that accompany the transition to net zero emissions globally.

As an independent private partnership, our governance of climate risks and opportunities is to a large extent devolved to our individual investment strategies in which clients invest and with whom they have most of their interaction. Given that our core investment strategies (which number 25 in total) have quite differentiated investment objectives, the main responsibility for overseeing and managing climate-related risks and opportunities therefore sits with the investment managers running each portfolio.

Climate change could impact our firm- wide strategy via the effect it has on the companies we invest in, and the societies and ecosystems that support them. Our view at this stage is that ‘transitional’ risks and opportunities are more material to overall investment performance over the short to medium term (0–5 and 5–10 years) than physical risks, which we expect to become more severe over the medium to long term (5–10+ years). We believe that without sufficient investment in the solutions to climate change, all actors in the financial system and wider economy will be affected negatively, including ordinary savers and pension holders.

In general, we see transition-related risks and opportunities as being particularly acute for companies or assets associated with the energy, transport, agriculture and construction/property sectors. These sectors generally have some of the highest emissions (either directly or indirectly) and are the most susceptible to policy, technology and market changes associated with the drive to reduce them. Our exposure to these sectors tends to be relatively low versus the average, apart from transport.

An example of investing in the solutions to climate change: Tesla Inc.

We invest in Tesla through several of our investment strategies and were one of the largest outside shareholders in the company for several years. Our earliest investments were back in 2013 at a time when the company’s technical achievements were already world-leading but its potential to fundamentally re-engineer the shape of the global auto industry was poorly understood by many investors. We supported the company through some very difficult years when accessing capital was difficult and some market participants were betting on their failure. Their role as a visionary leader of the energy transition hung in the balance. Our long-term view of the company’s potential over those years has proven one of our core beliefs to be true: that our purpose as investors is to assist in mobilising beneficial, transformation change.

Voting and Engagement Guidelines	19

Our risk management approach is focused on stock-level research and analysis within individual investment strategies, with the assistance of dedicated sustainability, governance and risk specialists working across the firm. Key considerations include the carbon intensity of the company or asset, the climate impact of its core products and services, and its relationships with its own stakeholders, including customers, regulators and non-governmental organisations (NGOs). We have access to data from independent providers to help add further detail to our understanding of each holding, and place great value in seeking the perspectives and insights of external experts and researchers to help inform our approach.

We use this information primarily as an aid to engage with companies to ascertain how they are mitigating risks and maximising opportunities. We use this information to help inform stock discussions and investment decision-making. If we feel that companies are not making enough progress in mitigating risks then we retain the option of exercising our voting rights in shareholder resolutions and ultimately divesting our holdings.

We make use of some company-level carbon footprint and weighted-average greenhouse gas (‘GHG’) intensity metrics for Scope 1 and 2 emissions. We are also making use of Scope 3 emissions data to help us further understand risks in companies’ upstream and downstream value chains. To help us understand physical climate risks, we have access to data that can make estimations of company-level impacts under different warming scenarios. More broadly, our intention is to further develop climate scenarios to allow us to undertake more sophisticated analysis at both the company and portfolio level. We are also exploring the use of other climate metrics such as climate value-at-risk, temperature alignment and various definitions of net zero transition alignment.

When we look across the entirety of our largest holding across the firm, we see a picture of much lower than average carbon intensity on a weighted average basis. For example, our top 250 holdings, which account for around 90 per cent of all our holdings by value, have a weighted average carbon intensity of 66.5 tonnes of Scope 1and 2 greenhouse gas emissions per million pounds of revenue (where data exists) versus a figure of 224.8 for the MSCI ACWI (against which many of our strategies are benchmarked).

Further details of our approach to climate change can be found in our Taskforce on Climate-related Financial Disclosures (TCFD) report, available on our website.

CO2e intensity of holdings (Scope 1&2 GHG emissions per £m of revenue)

Source: Baillie Gifford and MSCI.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

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Biodiversity

Biodiversity loss (including deforestation) is considered one of the greatest risks facing society today. Related risks may include increased raw material or resource costs, regulation and taxation, resource availability and/or supply chain disruption.

The protection of biodiversity should be a priority for all businesses and companies should take steps to limit the destruction of the natural environment as far as possible. We are working towards developing a policy in relation to our material sector exposures, considering how best to assess and integrate the consideration of biodiversity risk into our investment and engagement process. Key sectors we are planning to target under our biodiversity policy include:

—   Agricultural Products

—   Apparel, Accessories & Luxury Goods

—   Brewers

—   Distribution

—   Electric Utilities

—   Home Furnishing

—   Independent Power Producers & Energy Traders

—   Mining

—   Oil & Gas Exploration & Production

—   Oil & Gas Storage & Transportation

—   Tyre Manufacturers

Learning from industry initiatives like FAIRR, which we joined in 2020, is aiding this process. The FAIRR Initiative is a collaborative investor network that raises awareness of the ESG risks and opportunities brought about by intensive animal agriculture.

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Important Information

Baillie Gifford & Co and Baillie Gifford & Co Limited are authorised and regulated by the Financial Conduct Authority (FCA). Baillie Gifford & Co Limited is an Authorised Corporate Director of OEICs.

Baillie Gifford Overseas Limited provides investment management and advisory services to non-UK Professional/ Institutional clients only. Baillie Gifford Overseas Limited is wholly owned by Baillie Gifford & Co. Baillie Gifford & Co and Baillie Gifford Overseas Limited are authorised and regulated by the FCA in the UK.

Persons resident or domiciled outside the UK should consult with their professional advisers as to whether they require any governmental or other consents in order to enable them to invest, and with their tax advisers for advice relevant to their own particular circumstances.

Baillie Gifford Investment Management (Europe) Limited provides investment management and advisory services to European (excluding UK) clients. It was incorporated in Ireland in May 2018 and is authorised by the Central Bank of Ireland. Through its MiFID passport, it has established Baillie Gifford Investment Management (Europe) Limited (Frankfurt Branch) to market its investment management and advisory services and distribute Baillie Gifford Worldwide Funds plc in Germany. Baillie Gifford Investment Management (Europe) Limited also has a representative office in Zurich, Switzerland pursuant to Art. 58 of the Federal Act on Financial Institutions (“FinIA”). It does not constitute a branch and therefore does not have authority to commit Baillie Gifford Investment Management (Europe) Limited. It is the intention to ask for the authorisation by the Swiss Financial Market Supervisory Authority (FINMA) to maintain this representative office of a foreign asset manager of collective assets in Switzerland pursuant to the applicable transitional provisions of FinIA. Baillie Gifford Investment Management (Europe) Limited is a wholly owned subsidiary of Baillie Gifford Overseas Limited, which is wholly owned by Baillie Gifford & Co.

Baillie Gifford Investment Management (Shanghai) Limited 柏基投资管理(上海)有限公司(‘BGIMS’) is wholly owned by Baillie Gifford Overseas Limited and may provide investment research to the Baillie Gifford Group pursuant to applicable laws. BGIMS is incorporated in Shanghai in the People’s Republic of China (‘PRC’) as a wholly foreign-owned limited liability company with a unified social credit code of 91310000MA1FL6KQ30. BGIMS is a registered Private Fund Manager with the Asset Management Association of China (‘AMAC’) and manages private security investment fund in the PRC, with a registration code of P1071226.

Baillie Gifford Overseas Investment Fund Management (Shanghai) Limited 柏基海外投资基金管理(上海)有限公司(‘BGQS’) is a wholly owned subsidiary of BGIMS incorporated in Shanghai as a limited liability company with its unified social credit code of 91310000MA1FL7JFXQ. BGQS is a registered Private Fund Manager with AMAC with a registration code of P1071708. BGQS has been approved by Shanghai Municipal Financial Regulatory Bureau for the Qualified Domestic Limited Partners (QDLP) Pilot Program, under which it may raise funds from PRC investors for making overseas investments.

Hong Kong

Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 is wholly owned by Baillie Gifford Overseas Limited and holds a Type 1 and a Type 2 licence from the Securities & Futures Commission of Hong Kong to market and distribute Baillie Gifford’s range of collective investment schemes to professional investors in Hong Kong. Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 can be contacted at Suites 2713–2715, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. Telephone +852 3756 5700.

South Korea

Baillie Gifford Overseas Limited is licensed with the Financial Services Commission in South Korea as a cross border Discretionary Investment Manager and Non-discretionary Investment Adviser.

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Japan

Mitsubishi UFJ Baillie Gifford Asset Management Limited (‘MUBGAM’) is a joint venture company between Mitsubishi UFJ Trust & Banking Corporation and Baillie Gifford Overseas Limited. MUBGAM is authorised and regulated by the Financial Conduct Authority.

Australia

This material is provided on the basis that you are a wholesale client as defined within s761G of the Corporations Act 2001 (Cth). Baillie Gifford Overseas Limited (ARBN 118 567 178) is registered as a foreign company under the Corporations Act 2001 (Cth). It is exempt from the requirement to hold an Australian Financial Services License under the Corporations Act 2001 (Cth) in respect of these financial services provided to Australian wholesale clients. Baillie Gifford Overseas Limited is authorised and regulated by the Financial Conduct Authority under UK laws which differ from those applicable in Australia.

South Africa

Baillie Gifford Overseas Limited is registered as a Foreign Financial Services Provider with the Financial Sector Conduct Authority in South Africa.

North America

Baillie Gifford International LLC is wholly owned by Baillie Gifford Overseas Limited; it was formed in Delaware in 2005 and is registered with the SEC. It is the legal entity through which Baillie Gifford Overseas Limited provides client service and marketing functions in North America. Baillie Gifford Overseas Limited is registered with the SEC in the United States of America.

The Manager is not resident in Canada, its head office and principal place of business is in Edinburgh, Scotland. Baillie Gifford Overseas Limited is regulated in Canada as a portfolio manager and exempt market dealer with the Ontario Securities Commission (‘OSC’). Its portfolio manager licence is currently passported into Alberta, Quebec, Saskatchewan, Manitoba and Newfoundland & Labrador whereas the exempt market dealer licence is passported across all Canadian provinces and territories. Baillie Gifford International LLC is regulated by the OSC as an exempt market and its licence is passported across all Canadian provinces and territories. Baillie Gifford Investment Management (Europe) Limited (‘BGE’) relies on the International Investment Fund Manager Exemption in the provinces of Ontario and Quebec.

Oman

Baillie Gifford Overseas Limited (“BGO”) neither has a registered business presence nor a representative office in Oman and does not undertake banking business or provide financial services in Oman. Consequently, BGO is not regulated by either the Central Bank of Oman or Oman’s Capital Market Authority. No authorization, licence or approval has been received from the Capital Market Authority of Oman or any other regulatory authority in Oman, to provide such advice or service within Oman. BGO does not solicit business in Oman and does not market, offer, sell or distribute any financial or investment products or services in Oman and no subscription to any securities, products or financial services may or will be consummated within Oman. The recipient of this document represents that it is a financial institution or a sophisticated investor (as described in Article 139 of the Executive Regulations of the Capital Market Law) and that its officers/employees have such experience in business and financial matters that they are capable of evaluating the merits and risks of investments.

Qatar

This strategy is only being offered to a limited number of investors who are willing and able to conduct an independent investigation of the risks involved. This does not constitute an offer to the public and is for the use only of the named addressee and should not be given or shown to any other person (other than employees, agents, or consultants in connection with the addressee’s consideration thereof). Baillie Gifford Overseas Limited has not been and will not be registered with Qatar Central Bank or under any laws of the State of Qatar. No transactions will be concluded in your jurisdiction and any inquiries regarding the strategy should be made to Baillie Gifford.

Israel

Baillie Gifford Overseas is not licensed under Israel’s Regulation of Investment Advising, Investment Marketing and Portfolio Management Law, 5755–1995 (the Advice Law) and does not carry insurance pursuant to the Advice Law. This document is only intended for those categories of Israeli residents who are qualified clients listed on the First Addendum to the Advice Law.

BAILLIE GIFFORD. ACTUAL INVESTORS.

bailliegifford.com/actual-investors

Calton Square, 1 Greenside Row, Edinburgh EH1 3AN Telephone
+44 (0)131 275 2000 / www.bailliegifford.com

Copyright © Baillie Gifford & Co 2019.

BAMCO, Inc.

Baron Capital Management, Inc.

Proxy Voting Policies and Procedures

Baron Capital Management, Inc. and BAMCO, Inc. (each an “Adviser” and collectively referred to as the “Advisers” or as “we” below) have adopted the following proxy voting policies and procedures (the "Policies and Procedures") in order to fulfill our fiduciary duty to vote client proxies in the best interest of our clients. The Policies and Procedures are intended to comply with the standards set forth in Rule 206(4)-6 under the Investment Advisers Act of 1940 and apply to client accounts for which we have authority to vote proxies.

In general, it is our policy in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients. To ensure consistency in voting proxies on behalf of our clients, we utilize the guidelines set forth in Exhibit I (the “Proxy Voting Guidelines”). The Adviser reviews research provided by Institutional Shareholder Services (“ISS”), however, the Adviser does not vote proxies based on ISS’ recommendations.

The Advisers use guidelines that are reviewed quarterly by the Proxy Review Committee established by the Advisers. The Proxy Review Committee addresses all questions relating to the Advisers’ Proxy Voting Guidelines, which may include:

1.	a general review of proposals being put forth at shareholder meetings of portfolio companies;
2.	adopting changes to the Proxy Voting Guidelines;
3.	determining whether matters present material conflicts of interest;
4.	determining how to vote matters for which specific direction has not been provided in the Proxy Voting Guidelines (i.e., “case by case” matters); and
5.	reviewing instances in which the Advisers have voted against the Proxy Voting Guidelines.

If a portfolio manager wishes to recommend voting against the Proxy Voting Guidelines, he or his designee must provide the rationale for that request to the General Counsel in writing. The President, in consultation with the General Counsel, will make the final decision with respect to how the matter will be voted.

In providing investment advisory services to our clients, we try to avoid material conflicts of interest. However, a material conflict of interest may arise in cases where:

(i)	we mange assets or administer employee benefit plans for companies whose management is soliciting proxies;
(ii)	we manage money for an employee group who is the proponent of a proxy proposal;
(iii)	we have a personal relationship with participants in a proxy solicitation or a director or candidate for director of one of our portfolio companies; or
(iv)	we otherwise have a personal interest in the outcome in a particular proxy vote.

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The categories above are not exhaustive and the determination of whether a material conflict exists depends on all of the facts and circumstances of the particular situation. If it is determined that there is a material conflict of interest between the interests of the Advisers’ and the interests of a client, the Proxy Review Committee will review the matter and may either (i) request that the client consent to the Advisers’ vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.

We acknowledge that the authority to vote proxies is part of our fiduciary duty to our clients. There may be cases in which the cost of doing so would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. Voting proxies of non-US companies located in certain jurisdictions, particularly in emerging markets, may involve a number of logistical issues that may negatively affect the Advisers’ ability to vote such proxies. Accordingly, the Advisers will not vote client proxies if the Advisers determine that the costs associated with a vote outweigh the benefits to the clients.

Client Disclosure

The Policies and Procedures are available online at www.BaronFunds.com.

Clients of Baron Capital Management, Inc. and BAMCO, Inc. can obtain a report of how their respective proxies were voted by sending a written request to the Legal Department.

The proxy record for Baron Investment Funds Trust and Baron Select Funds (the “Baron Funds”) for the most recent 12-month period ended June 30th is available online at www.BaronFunds.com and through the SEC’s website on Form N-PX. The Legal Department will file Form N-PX with the SEC no later than August 31st for each year ended June 30th. BAMCO, Inc., the adviser to the Baron Funds, will provide a quarterly proxy voting report to the Board of Trustees of the Baron Funds.

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Exhibit I

Proxy Voting Guidelines

These guidelines are divided into proposal themes that group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders. We generally vote proposals in accordance with these guidelines.

In addition, these guidelines are not intended to address all issues that may appear on the agenda of annual and extraordinary meetings of shareholders. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

The proposal themes are:

A.	Board and Director Proposals;
B.	Auditors Proposals;
C.	Capital Structure, Anti-Takeover, and Corporate Transaction Proposals;
D.	Compensation Proposals;
E.	Corporate Governance Proposals; and
F.	Social, Ethical and Environmental Proposals

A.     Board and Director Proposals

1.	Director elections

We generally support management’s nominees for directors in most uncontested elections. We may withhold votes from certain directors or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

Failure to implement shareholder proposals that receive a majority of votes

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes from members of the governance committee where the board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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Adoption of certain charter or bylaw provisions

The board may adopt or amend certain charter and/or bylaw provisions that have the effect of entrenching directors or adversely impacting shareholder rights. In such cases, we may withhold votes from members of the governance committee (except new nominees, who should be considered case-by-case).

Ineffective internal control over financial reporting

We may withhold votes from members of the audit committee when a material weakness under Section 404 of the Sarbanes-Oxley Act rises to a level of serious concern, there are chronic internal control weaknesses, or when the audit committee has demonstrated ineffective internal control over financial reporting.

Hedging and/or pledging of company stock

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stock by executives and directors. We may withhold votes from members of the audit committee if it is determined that significant pledging and/or hedging of company stock in the aggregate by the officers and directors of a company has occurred, and the audit committee has failed to adequately oversee this risk.

Pay-for-performance misalignments

We may withhold votes from members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

To the extent an executive compensation (“Say on Pay”) proposal is not presented for voting due to the board’s adoption of a triennial say-on-pay voting system, we may express our concern with executive compensation through our vote on the members of the compensation committee.

Over-boarding

We may withhold votes from certain directors who commit themselves to service on many boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, we are most likely to withhold votes for over- boarding where a director is: 1) serving on more than five public company boards; or 2) is a chief executive officer at a public company and is serving on more than two additional public company boards (withhold only at their outside boards).

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2.	Board and Committee independence

We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We will generally regard a director as independent if the director satisfies the criteria for independence:

(i)	espoused by the primary exchange on which the company’s shares are traded; or
(ii)	set forth in the code we determine to be best practice in the country where the subject company is domiciled.

For controlled companies, notwithstanding whether their board composition complies with the criteria for independence espoused by the primary exchange on which the company’s shares are traded, we expect that at least 51% of the company’s board members be comprised of independent directors.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis, considering the amount of information available and an assessment of the group’s qualifications.

3.	Qualification of directors

We believe that the nominating committee of a board has the ability to ensure that the board remains qualified and effective. While we encourage boards to routinely refresh their membership, we are not opposed to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We generally defer to the board’s determination in setting age limits, term limits and stock ownership requirements for ensuring the board remains qualified.

4.	Classified board of directors/staggered terms

Where boards are classified, director entrenchment is more likely because review of board service generally only occurs every three years. Therefore:

We generally oppose efforts to adopt classified board structures and generally support proposals which attempt to declassify boards.

5.	Majority vote requirements

We generally support proposals seeking to require director election by majority vote.

We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast.

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Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

6.	Cumulative voting for directors

A cumulative voting structure is not consistent with a majority voting requirement, as it may further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. Therefore:

We generally support any proposal to eliminate cumulative voting.

7.	Liability and/or indemnification of directors and officers

We evaluate proposals to limit directors’ liability and to broaden the indemnification of directors on a case-by-case basis.

8.	Separation of Chairman and CEO positions

We generally oppose proposals requiring separate Chairman and CEO positions.

9.	Proxy Access

We evaluate management and shareholder proposals to adopt proxy access and to amend proxy access bylaw provisions on a case-by-case basis.

B.      Auditor Proposals

1.	Ratification of auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation absent evidence that auditors have not performed their duties adequately.

2.	Approval of financial statements

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will generally vote for the approval of financial statements unless there are appropriate reasons to vote otherwise.

3.	Auditor indemnification and limitation of liability

We generally oppose auditor indemnification and limitation of liability proposals.

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C.      Capital Structure, Anti-Takeover, and Corporate Transaction Proposals

1.	Increase authorized common stock

We consider specific industry best practices in our analysis of these proposals, as well as a company’s history with respect to the use of its common stock. Generally, we will support a company’s proposed increase if:

(i)	a clear and legitimate business purpose is stated; and
(ii)	the number of shares requested is reasonable in relation to the purpose for which authorization is requested.

That said, we generally oppose a particular proposed increase where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance.

2.	Increase or issuance of preferred stock

Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights or terms appear reasonable.

That said, we will also consider the impact of an issuance or increase of preferred stock on the current and future rights of shareholders and may oppose a particular proposed increase or issuance where the rights or terms appear unreasonable.

3.	Blank check preferred stock

Blank check preferred stock proposals authorize the issuance of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights at some future point in time and may be used as a potential anti-takeover device. Accordingly, we generally oppose these types of proposals unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

4.	Stock splits and reverse stock splits

We generally support stock splits if a legitimate business purpose is set forth and the split is in shareholders’ best interests.

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We generally support reverse splits if management proportionately reduces the number of authorized shares or if the effective increase in authorized shares (relative to outstanding shares) complies with the guidelines set forth herein for common stock increases.

5.	Share repurchases

We generally support share repurchase proposals that are part of a well-articulated and well- conceived capital strategy.

6.	Elimination of preemptive rights

Preemptive rights can be prohibitively expensive to widely-held companies. Therefore, we generally support proposals to eliminate preemptive rights.

7.	Issuance of equity with and without preemptive rights

We generally support issuances of equity without preemptive rights unless there is concern that the issuance will be used in a manner that could hurt shareholder value. Conversely, we generally oppose issuances of equity which carry preemptive rights or super voting rights.

8.	Reduce or eliminate number of authorized shares

We generally support proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose.

9.	Capitalization changes

We generally oppose proposals relating to changes in capitalization by 100% or more, where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders.

10.	Poison pill plans

Also known as shareholder rights plans, these plans are often adopted by the board without being subject to shareholder vote. We believe that poison pill plans not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We generally support proposals that require the company to submit a poison pill plan to a shareholder vote or to rescind a poison pill plan.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually.

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We generally oppose proposals to adopt a poison pill plan which allows appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

We may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed.

11.	Mergers, acquisitions and other special corporate transactions

Proposals requesting shareholder approval of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are determined on a case-by-case basis.

D.       Compensation Proposals

1.	Advisory resolutions on executive compensation (“Say on Pay”)

It is challenging applying a rules-based framework when evaluating executive compensation plans because every pay program is a unique reflection of the company’s performance, industry, size, geographic mix and competitive landscape. For these reasons, we take a case-by-case approach to executive compensation (“Say on Pay”) proposals. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to understand a company’s approach to executive compensation better. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these guidelines already cover the issues at hand.

We assess each plan on a case-by-case basis while considering the following beliefs and expectations related to executive compensation plans:

Companies should have compensation plans that are reasonable and that align shareholder and management interests over the longer term.

Disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation.

We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

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We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

We identify a misalignment over time between target pay and/or realizable compensation and company performance;

We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

We determine that company disclosure is insufficient to undertake our pay analysis; and/or

We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

2.	Elimination of single-trigger change in control agreements

Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards or cash severance becomes fully vested upon a change in control of the company without any additional requirement) in employment agreements, severance agreements, and compensation plans.

We may oppose directors who establish these provisions and we generally oppose compensation plans that include them.

We generally support shareholder proposals calling for future employment agreements, severance agreements, and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards or cash severance becomes fully vested only after a change in control of the company and termination of employment).

3.	Elimination of excise tax gross-up agreements

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation plans provide for full excise tax

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gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. We believe that the benefits of providing full excise tax gross-ups to executives are outweighed by the cost to the company of the gross-up payments. Accordingly:

We may oppose directors who establish these provisions and we generally oppose compensation plans that include them.

We generally support shareholder proposals calling to curtail excise tax gross-up payments.

We generally oppose compensation plans that provide for excise tax gross-up payments for perquisites.

4.	Advisory votes on the frequency of Say on Pay resolutions

We generally opt for an annual vote on Say on Pay, which provides the most consistent and clear communication channel for shareholder concern about a company’s executive compensation plan.

5.	Approve remuneration for Directors and Auditors

We generally support remuneration for directors or auditors, unless disclosure relating to the details of such remuneration is inadequate, or remuneration is excessive relative to local market practice.

6.	Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders.

We generally support the establishment of ESPPs and other employee ownership plans.

We generally support ESPPs that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and are fair, reasonable, and in the best interest of shareholders.

7.	Equity compensation plans

We support equity plans that are incentive based and align the economic interests of directors, managers and other employees with those of shareholders. The total number of shares reserved under a company’s equity plan should be reasonable and not excessively dilutive. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests. Our evaluation of equity compensation plans is based on a

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company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect.

We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period.

We generally oppose plans that allow for repricing without shareholder approval.

We generally oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change in control may not occur. We encourage companies to structure their change in control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

We support plans that allow a company to receive a business expense deduction due to favorable tax treatment attributable to Section 162(m) of the Internal Revenue Code.

8.	Golden parachutes

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

We generally support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, we may consider several factors, including:

Whether excessively large excise tax gross up payments are part of the payout;
Whether single trigger change in control provisions are part of the plan; and
Whether payments exceed three times the executive’s total compensation (salary plus bonus).

9.	Pay-for-Superior Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting.

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We generally oppose such proposals, as we believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof.

10.	Supplemental executive retirement plans

We evaluate shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote on a case- by-case basis.

We evaluate shareholder proposals limiting benefits under SERP agreements on a case-by-case basis.

E.      Corporate Governance Proposals

1.	Amendments to charter/articles/by-laws

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws,

we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors.

We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

We evaluate shareholder proposals requiring shareholder approval for bylaw or charter amendments on a case-by-case basis.

2.	Shareholders’ right to call a special meeting

We believe that shareholders should have the right to call a special meeting in cases where a reasonably high percentage of shareholders are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. We may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

We generally oppose proposals to eliminate/restrict the right of shareholders to call a special meeting.

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3.	Shareholders’ right to act by written consent

We believe that shareholders should have the right to act by written consent, however, we may oppose shareholder proposals requesting this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

We may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

4.	Supermajority voting requirements

We generally favor a simple majority voting requirement to pass proposals. Therefore:

We will support the reduction or the elimination of supermajority voting requirements.

We generally oppose amendments to bylaws that would require anything other than a simple majority vote requirement to pass or repeal certain provisions.

5.	Exclusive forum provisions

We will generally support proposals mandating an exclusive forum for shareholder lawsuits and will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

6.	Other business

We generally oppose “Other Business” proposals that allow shareholders to raise and discuss other issues at the meeting. As the content of these issues cannot be known prior to the meeting, we are unable to make an informed decision.

7.	Conduct of the annual meeting

We generally support proposals relating to the conduct of the annual meeting (meeting time, place, etc.) as these are considered routine administrative proposals.

8.	Adjourn meeting

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

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F.      Environmental, Social and Disclosure Proposals

It is our policy to analyze every shareholder proposal of an environmental and social nature on a case- by-case basis. Generally speaking, we support proposals targeting issues that are either a significant potential threat or realized harm to shareholders’ interests that have not yet been adequately addressed by management. In deciding our course of action, we will assess whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

Baron believes that climate change represents a material risk for all businesses and that every company may be impacted by climate-related risks and opportunities. We believe it is imperative that both the public and private sector play a key role in aligning greenhouse gas (GHG) reduction efforts with science- based targets to 1) achieve a scenario in which the global temperature rise is limited to below 2ᵒC by 2100 and 2) is consistent with global goals, as conveyed by the 2016 Paris Agreement, to reach net zero GHG emissions by 2050. As such, we are broadly supportive of the work of the Task Force on Climate- related Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). Issuers can look to those frameworks as leading best practices for disclosure and reporting of material climate and other ESG-related issues. We expect executives and directors to be familiar with those recommendations and be able to discuss how they relate to the risk assessment for their business.

In analyzing requests for additional disclosure, we will assess whether the request: 1) is costly to provide; 2) would require duplicative efforts or expenditures that are of a non-business nature; or 3) would provide no pertinent information from the perspective of institutional shareholders.

1.	Climate Change

We generally support shareholder proposals asking companies to disclose the identification, assessment, management, and oversight of climate-related risks in accordance with the four key pillars of the TCFD.

We generally support shareholder proposals calling for the reduction of GHG emissions.

We generally support shareholder proposals requesting that companies establish and disclose goals and/or science-based targets for GHG emission reductions from company operations and/or products.

We generally support shareholder proposals that ask a company to incorporate life-cycle design in their business processes, addressing such issues as energy efficiency, renewable fuels, pollution prevention, waste minimization, and recycling and reuse.

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2.	Lobbying and Political Spending

We generally support shareholder proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

We generally support shareholder proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.

We generally support shareholder proposals asking companies to support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, and public safety.

We generally oppose restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best-interest impact to the shareholders.

3.	Work Place: Diversity

We generally support shareholder proposals calling for disclosure and/or implementation of diversity policies and practices, taking into account existing policies and practices of the company and whether the proposed information is of added benefit to shareholders.

We generally support shareholder proposals asking companies to report on efforts to comply with federal Equal Employment Opportunity (EEO) mandates.

We generally support shareholder proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their EEO statement to include sexual orientation, gender identity and/or expression.

4.	Gender Equality

We generally support shareholder proposals that seek increased disclosure of policies and programs aimed at promoting gender equality and empowerment.

We generally support shareholder proposals that would require the board to consider women and minority candidates in director searches.

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5.	Human Rights

We generally support shareholder proposals that request companies to operate in accordance with the principles and standards set out in the United Nations Global Compact.

We generally support shareholder proposals that request companies to increase reporting around any involvement with repressive regimes or conflict zones.

We generally support shareholder proposals that request companies to adopt policies to prohibit human trafficking or programs to educate employees and consumers about related risks.

We generally support shareholder proposals that request companies to develop policies governing the use of images of indigenous peoples, women or other identifiable group in their advertising, brand, or mascots.

6.	Other

We generally support shareholder proposals that request companies to develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

We generally support shareholder proposals that request companies take steps to improve product-related safety performance or report on product safety and integrity uses. These issues may include privacy and data security, toxicity, animal welfare, nanomaterials, and product recalls.

We generally support shareholder proposals that request companies to adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

We generally support shareholder proposals that request companies to adopt policies or report on practices that govern community engagement.

We may vote against a chair of a committee responsible for providing oversight of ESG matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices, or targets.

We may also vote against committee members, lead independent director(s) and/or board chair of companies that have lagged over several years.

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BlackRock Investment Stewardship

Proxy voting guidelines for U.S. securities

January 2022

BlackRock

Contents

Introduction	3
Voting guidelines	3
Boards and directors	3
Auditors and audit-related issues	11
Capital structure proposals	11
Mergers, acquisitions, asset sales, and other special transactions	12
Executive compensation	13
Environmental and social issues	16
General corporate governance matters	19
Shareholder protections	20

BlackRock Investment Stewardship	Proxy voting guidelines for U.S. securities | 2

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of their assets.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ regional philosophy and approach to engagement and voting on ESG factors, as well as our expectations of directors, for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at annual and special meetings.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

●	Boards and directors
●	Auditors and audit-related issues
●	Capital structure
●	Mergers, acquisitions, asset sales, and other special transactions
●	Executive compensation
●	Environmental and social issues
●	General corporate governance matters
●	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

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Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through actions and company disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

●	Employment as a senior executive by the company or a subsidiary within the past five years
●	An equity ownership in the company in excess of 20%
●	Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees who we do not consider to be independent, including at controlled companies.

Oversight

We expect the board to exercise appropriate oversight of management and the business activities of the company. Where we believe a board has failed to exercise sufficient oversight, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

●	With regard to material ESG risk factors, or where the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board, we may vote against directors of the responsible committee, or the most relevant director
●	With regard to accounting practices or audit oversight, e.g., where the board has failed to facilitate quality, independent auditing. If substantial accounting irregularities suggest insufficient oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible
●	During a period in which executive compensation appears excessive relative to the performance of the company and compensation paid by peers, we may vote against the members of the compensation committee
●	Where a company has proposed an equity compensation plan that is not aligned with shareholders’ interests, we may vote against the members of the compensation committee
●	Where the board is not comprised of a majority of independent directors (this may not apply in the case of a controlled company), we may vote against the chair of the nominating/governance
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committee, or where no chair exists, the nominating/governance committee member with the longest tenure

●	Where it appears the director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
●	Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
●	Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive	# Outside Public Boards[1]	Total # of Public Boards
Director A	✓	1	2
Director B2		3	4

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

●	The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
●	The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial against vote

1 In addition to the company under review.

2 Including fund managers whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

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●	The independent chair or lead independent director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

●	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
●	The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to significantly reduce shareholder rights
●	Members of the compensation committee where the company has repriced options without shareholder approval

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s), we will generally register our concern by voting against all available members of the relevant committee.

Board composition and effectiveness

We encourage boards to periodically refresh their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/governance committee or the lead independent director. When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding “group think”. We ask boards to disclose how diversity is considered in board composition, including demographic factors such as gender, race, ethnicity, and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise, and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model, and strategy. We believe boards should aspire to 30% diversity of membership and encourage

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companies to have at least two directors on their board who identify as female and at least one who identifies as a member of an underrepresented group.3

We ask that boards disclose:

●	The aspects of diversity that the company believes are relevant to its business and how the diversity characteristics of the board, in aggregate, are aligned with a company’s long-term strategy and business model
●	The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
●	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details

This position is based on our view that diversity of perspective and thought – in the boardroom, in the management team, and throughout the company – leads to better long-term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, it can also promote greater diversity and resilience in the leadership team and workforce more broadly, enabling companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

3 Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.

4 For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175.

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CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),5 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are

5 A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

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based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BIS believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chair and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chair; or 2) a lead independent director when the roles of chair and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.6

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an

6 To this end, we do not view shareholder proposals asking for the separation of chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.

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element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/CEO Model		Separate Chair Model
	Chair/CEO	Lead Independent Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

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Auditors and audit-related issues

BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company. We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BIS believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or that already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

●	Appears to have a legitimate financing motive for requesting blank check authority
●	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
●	Has a history of using blank check preferred stock for financings
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●	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. We expect boards proposing a transaction to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

●	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
●	There should be clear strategic, operational, and/or financial rationale for the combination
●	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
●	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
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Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expense for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BIS expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BIS believes that there should be a clear link between variable pay and company performance that drives value creation for our clients as shareholders. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results – both financial and non-financial, including ESG – consistent with the company’s strategic initiatives. The vesting and holding timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives

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to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BIS will generally support annual advisory votes on executive compensation. We believe shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g., the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require

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the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:

●	Whether we believe that the triggering event is in the best interests of shareholders
●	Whether management attempted to maximize shareholder value in the triggering event
●	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
●	Whether excessively large excise tax gross-up payments are part of the pay-out
●	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
●	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:

●	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
●	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
●	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

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Supplemental executive retirement plans

BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. Governance is the core means by which boards can oversee the creation of sustainable long-term value. Appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge the impact of companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not appropriately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BIS will advocate for continued improvement in companies’ reporting and will express concerns through our voting where disclosures or the business practices underlying them are inadequate.

BIS encourages companies to disclose their approach to maintaining a sustainable business model. We believe that reporting aligned with the framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (“SASB”), can provide a comprehensive picture of a company’s sustainability approach and performance. While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD  Governance, Strategy, Risk Management, and Metrics and Targets  are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
•	Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards

Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.

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Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

BIS understands that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and just transition to net zero.7 Many companies are asking what their role should be in contributing to a just transition – in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.8 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium-, and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

In determining how to vote, we will continue to assess whether a company’s disclosures are aligned with the TCFD and provide short-, medium-, and long-term reduction targets for Scope 1 and 2 emissions. We may signal concerns about a company’s plans or disclosures in our voting on director elections, particularly at companies facing material climate risks. We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations. Our publicly available commentary provides more information on our approach to climate risk.

7 For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

8 The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

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Key stakeholder interests

We believe that in order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach.

Human capital management

A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.

We believe that clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. We expect companies to disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.

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General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs

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and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Corporate form

Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate how the interests of shareholders and different stakeholders would be augmented or adversely affected, as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

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Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where

BlackRock Investment Stewardship	Proxy voting guidelines for U.S. securities | 21

there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

BlackRock Investment Stewardship	Proxy voting guidelines for U.S. securities | 22

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This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2022 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

BOSTON PARTNERS GLOBAL INVESTORS, INC.

Proxy Voting Policies and Procedures March 2022

Boston Partners

One Beacon Street, 30th Floor

Boston, MA 02108—www.boston-partners.com

PROXY VOTING POLICIES AND PROCEDURES

Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting

Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8153.

Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

GENERAL POLICY

I. The Board of Directors	1
Voting on Director Nominees in Uncontested Elections	1
Independence	1
Composition	1
Attendance at Board and Committee Meetings	1
Overboarded Directors (Executive and Non-Executive)	2
Gender Diversity	2
Underrepresented Directors (U.S. Only)	2
More Candidates than Seats	2
Responsiveness	3
Accountability	4
Problematic Takeover Defenses/Governance Structure	4
Restrictions on Shareholders' Rights	7
Problematic Audit-Related Practices	7
Problematic Compensation Practices	8
Problematic Pledging of Company Stock	8
Climate Accountability	8
Governance Failures	9
Voting on Director Nominees in Contested Elections	9
Vote-No Campaigns	10
Proxy Contests/Proxy Access - Voting for Director Nominees in Contested Elections	10
Bundled and Unbundled Elections	10
Other Board-Related Proposals	11
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	11
Age/Term Limits	11
Board Size	11
Classification/Declassification of the Board	12
CEO Succession Planning	12
Cumulative Voting	12
Director and Officer Indemnification and Liability Protection	12
Establish/Amend Nominee Qualifications	13
Establish Other Board Committee Proposals	13
Filling Vacancies/Removal of Directors	14
Independent Chair (Separate Chair/CEO)	14
Majority of Independent Directors/Establishment of Independent Committees	14
Majority Vote Standard for the Election of Directors	15
Proxy Access	15

Shareholder Engagement Policy (Shareholder Advisory Committee)	15
II. Audit-Related	16
Auditor Indemnification and Limitation of Liability	16
Auditor Ratification/Reelection	16
Appointment of Internal Statutory Auditors	17
Shareholder Proposals Limiting Non-Audit Services	17
Shareholder Proposals on Audit Firm Rotation	17
III. Shareholder Rights and Defenses	18
Shareholder Proposals	18
Advance Notice Requirements for Shareholder Proposals/Nominations	18
Amend By-laws without Shareholder Consent	18
Control Share Acquisition Provisions	18
Control Share Cash-Out Provisions	19
Disgorgement Provisions	19
Fair Price Provisions	19
Freeze-Out Provisions	19
Greenmail	19
Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions) (U.S. only)	20
Poison Pills (Shareholder Rights Plans)	20
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	21
Management Proposals to Ratify a Poison Pill	21
Net Operating Losses Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs	21
Proxy Voting Disclosure, Confidentiality, and Tabulation	22
Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions	22
Reimbursing Proxy Solicitation Expenses	23
Reincorporation Proposals	23
Shareholder Ability to Act by Written Consent	23
Shareholder Ability to Call Special Meetings	24
Stakeholder Provisions	24
State Antitakeover Statutes	24
Supermajority Vote Requirements	24
IV. Capital/ Restructuring	24
Adjustments to Par Value of Common Stock	24
Shelf Registration Program	24
Common Stock Authorization/ Share Issuance Requests	25
General Authorization Requests	25
Specific Authorization Requests	26
Reduction of Capital	26
Dual Class Structure	26

Issue Stock for Use with Rights Plan	27
Preemptive Rights	27
Preferred Stock Authorization	27
General Authorization Requests	27
Specific Authorization Requests	28
Recapitalization Plans	28
Reverse Stock Splits	28
Share Repurchase Programs	29
Reissuance of Repurchased Shares	30
Stock Distributions: Splits and Dividends	30
Tracking Stock	30
Appraisal Rights	31
Asset Purchases	31
Asset Sales	31
Pledging of Assets for Debt	31
Increase in Borrowing Powers	31
Bundled Proposals	32
Conversion of Securities	32
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	32
Formation of Holding Company	32
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	33
Joint Ventures	33
Liquidations	34
Mergers and Acquisitions	34
Private Placements/Warrants/Convertible Debentures	35
Reorganization/Restructuring Plan (Bankruptcy)	36
Special Purpose Acquisition Corporations (SPACs)	36
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	37
Spin-offs	37
Value Maximization Shareholder Proposals	37
V. Compensation	38
Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)	38
Primary Evaluation Factors for Executive Pay	38
Problematic Pay Practices	39
Problematic Pay Practices related to Non-Performance-Based Compensation Elements	39
Options Backdating	40
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	40
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	40
Equity-Based and Other Incentive Plans	41

Further Information on certain EPSC Factors	42
SVT	42
Egregious Factors	43
Other Compensation Plans	45
401(k) Employee Benefit Plans	45
Employee Stock Ownership Plans (ESOPs)	45
Employee Stock Purchase Plans-Qualified Plans	45
Employee Stock Purchase Plans-Non-Qualified Plans	45
Option Exchange Programs/Repricing Options	46
Stock Plans in Lieu of Cash	46
Transfer Stock Option (TSO) Programs	47
Director Compensation	47
Non- Executive Directors	47
Equity Plans for Non- Executive Directors	48
Non- Executive Director Retirement Plans	49
Shareholder Proposals on Compensation	49
Compensation Consultants-Disclosure of Board or Company's Utilization	49
Golden Coffins/Executive Death Benefits	49
Hold Equity Past Retirement or for a Significant Period of Time	50
Non-Deductible Compensation (U.S.)	50
Pay Disparity	50
Pay for Performance/Performance-Based Awards	50
Pay for Superior Performance	51
Pre-Arranged Trading Plans (10b5-1 Plans)	52
Prohibit Outside CEOs from Serving on Compensation Committees	52
Recoupment of Incentive or Stock Compensation in Specified Circumstances	52
Severance Agreements for Executives/Golden Parachutes	53
Share Buyback Proposals	53
Supplemental Executive Retirement Plans (SERPs)	53
Tax Gross-Up Proposals	53
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	54
VI. Routine/ Miscellaneous/ Operational	54
Adjourn Meeting	54
Amend Quorum Requirements	54
Amend Minor By-laws	54
Change Company Name	55
Change Date, Time, or Location of Annual Meeting	55
Other Business	55

Management Supported Shareholder Proposals: Reporting	55
Allocation of Income	55
Stock (Scrip) Dividend Alternative	55
Amendments to Articles of Association (Bylaws), Board Policies, and Board Committees' Charters	55
Change in Company Fiscal Term	56
Lower Disclosure Threshold for Stock Ownership	56
Expansion of Business Activities	56
Related-Party Transactions	56
Charitable Donations	57
Virtual Meetings	57
Financial Results/Director and Statutory Reports	57
VII. Social and Environmental	57
Endorsement of Principles	58
Animal Welfare	58
Animal Welfare Policies	58
Animal Testing	58
Animal Slaughter	58
Consumer Issues	59
Genetically Modified Ingredients	59
Reports on Potentially Controversial Business/Financial Practices	59
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	59
Product Safety and Toxic/Hazardous Materials	60
Tobacco-Related Proposals	60
Climate Change	61
Say on Climate (SoC) Management Proposals	61
Say on Climate (SoC) Shareholder Proposals	62
Climate Change/Greenhouse Gas (GHG) Emissions	62
Energy Efficiency	63
Renewable Energy	63
Diversity	63
Board Diversity	63
Equality of Opportunity	64
Gender Identity, Sexual Orientation, and Domestic Partner Benefits	64
Gender, Race/ Ethnicity Pay Gap	64
Racial Equity and/or Civil Rights Audit Guidelines	65
Environment and Sustainability	65
Facility and Workplace Safety	65
General Environmental Proposals and Community Impact Assessments	65

Hydraulic Fracturing	66
Operations in Protected Areas	66
Recycling	66
Sustainability Reporting	67
Water Issues	67
General Corporate Issues	67
Charitable Contributions	67
Data Security, Privacy, and Internet Issues	67
Environmental, Social, and Governance (ESG) Compensation-Related Proposals	68
Human Rights, Labor Issues, and International Operations	68
Human Rights Proposals	68
Operations in High Risk Markets	69
Outsourcing/Offshoring	69
Weapons and Military Sales	69
Mandatory Arbitration	70
Sexual Harassment	70
Political Activities	70
Lobbying	70
Political Contributions	70
Political Ties	71
VIII. Mutual Fund Proxies	71
Election of Directors	71
Converting Closed-end Fund to Open-end Fund	71
Proxy Contests	72
Investment Advisory Agreements	72
Approving New Classes or Series of Shares	72
Preferred Stock Proposals	72
1940 Act Policies (U.S.)	73
Changing a Fundamental Restriction to a Nonfundamental Restriction	73
Change Fundamental Investment Objective to Nonfundamental	73
Name Change Proposals	73
Change in Fund's Subclassification	73
Business Development Companies-Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	74
Disposition of Assets/Termination/Liquidation	74
Changes to the Charter Document	74
Changing the Domicile of a Fund	75
Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval	75
Distribution Agreements	75
Master-Feeder Structure	75

Mergers	75
Closed End Funds-Unilateral Opt-in to Control Share Acquisition Statutes	76
Shareholder Proposals for Mutual Funds	76
Reimburse Shareholder for Expenses Incurred	76
Terminate the Investment Advisor	76

AUSTRALIA AND NEW ZEALAND
I. General	77
Constitutional Amendment	77
Renewal of "Proportional Takeover" Clause in Constitution	77
Significant Change in Activities	77
II. Share Capital	77
Non-Voting Shares	77
Reduction of Share Capital: Cash Consideration Payable to Shareholders	77
Reduction of Share Capital: Absorption of Losses	78
Buybacks/Repurchases	78
III. Board of Directors	78
Voting on Director Nominees in Uncontested Elections	78
Attendance (Australia)	78
Independence (Australia)	78
Combined Chair and CEO (Australia)	79
Problematic Remuneration Practices (Australia)	79
Shareholder Nominees	80
Removal of Directors (New Zealand)	80
IV. Remuneration	80
Remuneration Report (Australia)	80
Remuneration of Executive Directors: Share Incentive Schemes (Australia)	81
Remuneration of Executives: Options and Other Long-Term Incentives	82
Non-Executive Director Perks/Fringe Benefits (Australia)	84
Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	84
Remuneration of Non-Executive Directors: Issue of Options (New Zealand)	85
Remuneration of Non-Executive Directors: Approval of Share Plan	85
Transparency of CEO Incentives (New Zealand)	85
Shareholder Resolutions (New Zealand)	86

BRAZIL
I. Board of Directors	87
Minimum Independent Levels	87
Election of Minority Nominees (Separate Election)	87

Installation of Fiscal Council	88
Combined Chairman/CEO	88
Board Structure	88
II. Capital Structure	88
Share Repurchase Plans	88
III. Compensation	89
Management Compensation	89
Compensation Plans	89
IV. Other	90
Items Antitakeover Mechanisms	90

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES
I. Board of Directors	91
Director Elections	91
Gender Diversity	91
Audit Fee Disclosure	92
Director Attendance	92
Board Responsiveness	92
Unilateral Adoption of an Advance Notice Provision	92
Externally-Managed Issuers (EMIs)	92
Proxy Access	93
Proxy Contests - Voting for Director Nominees in Contested Elections	93
II. Shareholder Rights & Defenses	93
Advance Notice Requirements	93
Enhanced Shareholder Meeting Quorum for Contested Director Elections	95
Appointment of Additional Directors Between Annual Meetings	95
Article/By-law Amendments	95
Confidential Voting	96
Poison Pills (Shareholder Rights Plans)	96
Exclusive Forum Proposals	97
III. Capital/ Restructuring	97
Increases in Authorized Capital	97
Private Placement Issuances	97
Blank Check Preferred Stock	98
Dual-class Stock	98
Escrow Agreements	98
IV. Compensation	99
Pay for Performance Evaluation	99
Step I: Quantitative Screen	99

Relative	99
Absolute	99
Step II: Qualitative Analysis	99
Problematic Pay Practices	100
Equity-Based Compensation Plans	101
Plan Cost	102
Overriding Negative Factors	103
Plan Amendment Provisions	103
Non- Executive Director (NED) Participation	103
Limited Participation	103
Individual Grants	103
Employee Stock Purchase Plans (ESPPs, ESOPs)	104
Management Deferred Share Unit (DSU) Plans	104
Non- Executive Director (NED) Deferred Share Unit (DSU) Plans	105
Problematic Director Compensation Practices	106
Shareholder Proposals on Compensation	106
Shareholder Advisory Vote Proposals	106
Supplemental Executive Retirement Plan (SERP) Proposals	106

CHINA AND HONG KONG
I. Board of Directors	108
Voting for Director Nominees in Uncontested Elections (Hong Kong)	108
Independence and Composition	108
II. Remuneration	109
Director Remuneration	109
Equity-based Compensation	109
Employee Stock Purchase Plans	110
III. Capital Raising	110
Share Issuance Requests	110
Share Repurchase Plans (Repurchase Mandate) (Hong Kong)	110
Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)	110
A-share Private Placement Issuance Requests (Hong Kong)	111
Adjustments of Conversion Price of Outstanding Convertible Bonds	111
Debt Issuance Request/Increase in Borrowing Powers	111
Provision of Guarantees/ Loan Guarantee Requests	112
IV. Amendments to Articles of Association/ Company By-laws	112
Communist Party Committee	112
Other Article of Association/By-law Amendments	112
V. Related Party Transactions	113

Loan Financing Requests	113
Group Finance Companies	113
VI. Proposals to Invest in Financial Products Using Idle Funds	113

CONTINENTAL EUROPE
I. Operational Items	114
Appointment of Auditors and Auditor Fees	114
Approval of Non-financial Information Statement/ Report	114
II. Director Elections	114
Non-Contested Director Elections	114
Director Terms	114
Bundling of Proposals to Elect Directors	114
Board Independence	115
Widely-held Controlled Companies and Non widely-held Companies	115
Widely-held Non-controlled Companies	115
Disclosure of Names of Nominees	115
Election of a Former CEO as Chairman of the Board	115
Voto di Lista (Italy)	115
One Board Seat per Director	116
Composition of Committees	116
Election of Censors (France)	117
Board Gender Diversity	117
Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	118
III. Capital Structure	118
Share Issuance Requests	118
General Issuances	118
For French Companies	118
Increases in Authorized Capital	118
IV. Compensation	119
Executive Compensation-related Proposals	119
Non-Executive Director Compensation	120
Equity-based Compensation Guidelines	121
Compensation-Related Voting Sanctions	121
Stock Option Plans — Adjustment for Dividend (Nordic Region)	122
Share Matching Plans (Sweden and Norway)	122
V. Other Items	123
Antitakeover Mechanisms	123
Authority to Reduce Minimum Notice Period for Calling a Meeting	123
Auditor Report Including Related Party Transactions (France)	124

EUROPE, THE MIDDLE EAST, AND AFRICA
I. Operational Items	125
Financial Results/Director and Auditor Reports	125
Appointment of Auditors and Auditor Fees	125
Donations	125
II. Board of Directors	125
Board Independence	125
Committee Independence	126
Cumulative Voting System	126
III. Capital Structure	127
Capital Structures	127
Preferred Stock	127
Debt Issuance Requests	127
IV. Compensation	127
Remuneration Policy/Report	128
V. Other Items	128
Related-Party Transactions	128

INDIA
I. Board of Directors	129
Executive Appointment	129
Election of Directors	129
Accountability	129
Composition	129
Separation of Roles of Chair and CEO	129
II. Remuneration	129
Director Commission and Executive Compensation	129
Fees for Non-executive Directors	129
Executive Compensation	130
Equity Compensation Plans	130
III. Share Issuance Requests	131
Preferential Issuance Requests and Preferential Issuance of Warrants	131
Specific Issuance Requests	131
IV. Debt Issuance Requests	131
Debt Related Proposals	131
Increase in Borrowing Powers	131
Pledging of Assets for Debt	132
Financial Assistance	132
V. Miscellaneous	133

Accept Financial Statements and Statutory Reports	133
Acceptance of Deposits	133
Charitable Donations	133
Increase in Foreign Shareholding Limit	133

ISRAEL
I. Operational Items	134
Appointment of Auditors and Auditor Fees	134
II. Compensation	134
Executive Compensation-related Proposals	134
Non-Executive Director Compensation	135
Equity-based Compensation Guidelines	136

JAPAN
I. Routine Miscellaneous	137
Income Allocation	137
Election of Statutory Auditors	137
II. Election of Directors	137
Voting on Director Nominees in Uncontested Elections	137
III. Article Amendments	138
Adoption of a U.S.-style Three Committee Board Structure	138
Adoption of a Board with Audit Committee Structure	138
Increase in Authorized Capital	139
Creation/Modification of Preferred Shares/Class Shares	139
Repurchase of Shares at Board's Discretion	139
Allow Company to Make Rules Governing the Exercise of Shareholders' Rights	139
Limit Rights of Odd Shareholders	139
Amendments Related to Takeover Defenses	139
Decrease in Maximum Board Size	139
Supermajority Vote Requirement to Remove a Director	140
Creation of Advisory Positions (Sodanyaku or Komon)	140
Payment of Dividends at the Board's Discretion	140
Management Buyout Related Amendments	140
IV. Compensation	140
Annual Bonuses for Directors/Statutory Auditors	140
Retirement Bonuses	140
Special Payments in Connection with Abolition of Retirement Bonus System	140
Stock Option Plans/Deep-Discounted Stock Option Plans	141
Stock Option Plans	141

Deep-Discounted Stock Option Plans	141
Director Compensation Ceiling	141
Statutory Auditor Compensation Ceiling	141

KOREA
I. Election of Directors	142
Director Elections	142
Independence	142
Composition	142
Voting on Director Nominees in Contested Elections	142
II. Audit Related	142
Election of Audit Committee Member(s)	142
Election of Internal Auditor(s)/ Establishment of Audit Committees	142
III. Capital Structure/Restructuring	143
Stock Split	143
Spinoff Agreement	143
Reduction in Capital Accompanied by Cash Consideration	143
Reduction in Capital Not Accompanied by Cash Consideration	143
Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company	143
IV. Compensation	144
Remuneration Cap for Directors	144
Remuneration Cap for Internal Auditors	144
Stock Option Grants	144
Amendments to Terms of Severance Payments to Executives	144
Stock Option Programs for the Employee Stock Ownership Plan	145
Golden Parachute Clause	145
V. Routine/Miscellaneous	145
Authorizing Board to Approve Financial Statements and Income Allocation	145

RUSSIA AND KAZAKHSTAN
I. Operation Items	146
Financial Results/Director and Auditor Reports	146
Appointment of Auditors and Auditor Fees	146
Appointment of Audit Commission	146
Early Termination of the Audit Commission	146
II. Board of Directors	146
Cumulative Voting System	146
Early Termination of Powers of Board of Directors	147
Election of General Director (CEO)	147

Early Termination of Powers of General Director (CEO)	147
III. Compensation	148
Non-Executive Director Compensation	148
Equity-based Compensation Guidelines	148

SINGAPORE
I. Board of Directors	149
Voting for Director Nominees in Uncontested Elections — Independence and Composition	149
II. Remuneration	150
Director Remuneration	150
Equity Compensation Plans	150
III. Share Issuance Requests	150
Issuance Requests	150
General Issuance Requests — Real Estate Investment Trusts	151
Specific Issuance Requests	151
Share Repurchase Plans	151
IV. Articles and By-law Amendments	151
V. Related Party Transactions	151

SOUTH AFRICA
I. Operational Items	152
Authority to Ratify and Execute Approved Resolutions	152
II. Board of Directors	152
Voting on Director Nominees in Uncontested Elections	152
Accountability	152
Audit Committee Elections	152
Social and Ethics Committee Elections	153
III. Capital Structure	153
Share Issuance Authorities	153
Share Buyback Authorities	154
IV. Remuneration	154
Fees for Non-Executive Directors	154
Approval of Remuneration Policy	154
Approval of Implementation Report	154
New Equity Incentive Scheme or Amendment to Existing Scheme	155
Financial Assistance	156
V. Other Items	156
New Memorandum of Incorporation (MOI)/ Amendments to the MOI	156
Black Economic Empowerment (BEE) Transactions	156

Social and Ethics Committee Report	156

TAIWAN
I. Allocation of Income and Dividends	157
Allocation of Income and Dividends	157
Cash Dividends or New Shares from Capital and Legal Reserves	157
Stock Dividends	157
II. Capital Reduction	157
III. Amendments to Company Articles/By-laws	158
Cash Dividend Distribution Plans	158
IV. Capital Raising	158
V. Compensation	158
Equity Based Compensation	158
VI. Release of Restrictions on Directors Competitive Activities	158

UNITED KINGDOM AND IRELAND
I. Operational Items	159
Accept Financial Statements and Statutory Reports	159
II. The Board of Directors	159
Board Diversity	159
Gender Diversity	159
Ethnic Diversity	160
Board Independence and Tenure	160
Board and Committee Composition	161
III. Compensation	162
Remuneration Policy	162
Remuneration Report	163
Approval of a New or Amended LTIP	164
IV. Capital Structure	165
Authorize Issue of Equity with and without Pre-emptive Rights	165
Authorize Market Purchase of Ordinary Shares	165
V. Other Items	166
Authorize EU Political Donations and Expenditure	166
Continuation of Investment Trust	166

END

Boston Partners

Proxy Voting Policies As of March 2022

GENERAL POLICY

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes for director nominees on a CASE-BY-CASE basis. Boston Partners will generally vote FOR director nominees when names of the nominee(s) and adequate disclosure have been provided in a timely manner, except under the following circumstances:

Independence

Vote AGAINST or WITHHOLD from non-independent directors (Executive Directors and Non- Independent Non-Executive Directors) when:

1.	Independent directors comprise less than one-third of the board (Boston Partners will support higher thresholds required by local law or regulation);
2.	A non-independent director, not including employee/ labor representatives required to sit on a board committee(s) by law, serves on the audit, compensation, or nominating committee;
3.	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee; or
4.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Vote AGAINST individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

Except in Japanese markets where no numerical threshold is used, Boston Partners uses a three-year cooling-off period in determining whether a nominee is or is not independent. However, Boston Partners will vote in accordance with specific country or region thresholds required by law.

Composition

Attendance at Board and Committee Meetings

Generally, vote AGAINST or WITHHOLD from directors (except nominees who served only part of the fiscal year) who attend less than 75 percent of the of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another filing. Acceptable reasons for director absences are generally limited to the following:

1.	Medical issues/illness;
2.	Family emergencies; and
3.	Missing only one meeting (when the total of all meetings is three or fewer).

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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote AGAINST or WITHHOLD from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors (Executive and Non-Executive)

Vote AGAINST non-CEO nominees sitting on more than four (4) total public company boards and AGAINST or WITHHOLD votes from CEOs sitting on more than three (3) total public company boards. Additionally, vote AGAINST nominees if they exceed lesser thresholders mandated by local country or regional laws.

Gender Diversity

Vote AGAINST majority gender board representatives of the nominating committee or majority gender nominees of the full board when no nominating committee exists (except nominees who served only part of the fiscal year) if there is not at least one (1) board member that is not of the majority board gender for boards with six (6) or fewer total members or at least two (2) board members that are not of the majority board gender for boards with seven (7) or greater board members.

Underrepresented1 Directors (U.S. Only)

Vote AGAINST board representatives of the nominating committee from represented communities or nominees of the full board from represented communities when no nominating committee exists (except nominees who served only part of the fiscal year) if: there is not at least one (1) board member from an underrepresented community on the board.

More Candidates than Seats

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;
2.	Nominee(s) qualification, knowledge, and experience;
3.	Attendance record of the director nominees;
4.	Company's free float.

1 A director from an underrepresented community is classified as an individual who is American Indian or Alaskan Native (a person having origins in any of the original peoples of North America, and who maintains cultural identification through tribal affiliation or community recognition); Asian or Pacific Islander (Native Hawaiian/ Other Pacific Islander); Black (a person having origins in any of the black racial groups of Africa); or Hispanic or Latino (speaking Spanish or descending from Spanish-speaking populations or people descending from Latin America including Brazil). If this policy is in conflict with Boston Partners’ Gender Diversity Policy, the matter will be referred to the Governance Committee for discussion and final determination on votes cast.

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Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or acted on a management proposal that was opposed by a majority of the shares cast in the previous year. Factors considered will be:
a.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
b.	Rationale provided in the proxy statement for the level of implementation;
c.	The subject matter of the proposal;
d.	The level of support for and opposition to the resolution in past meetings;
e.	Actions taken by the board in response to the majority vote and its engagement with shareholders;
f.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
g.	Other factors as appropriate.
2.	The board failed to act on takeover offers where the majority of shares are tendered;
3.	At the previous board election, any director received more than 50 percent AGAINST or WITHHOLD votes of the shares cast and the company has failed to address the issue(s) that caused the high AGAINST or WITHHOLD vote.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

1.	The company failed to respond to majority-supported shareholder proposals on executive pay topics.
2.	The company failed to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
a.	The company's response, including:
i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
iii.	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
b.	Other recent compensation actions taken by the company;
c.	Whether the issues raised are recurring or isolated;

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d.	The company's ownership structure; and
e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
3.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote AGAINST or WITHHOLD from the entire board of directors (except nominees being presented on a ballot for the first time or having served on a board less than a year, who should be considered CASE- BY-CASE depending on the timing of their appointment and the problematic governance issue in question) for the following:

Problematic Takeover Defenses/Governance Structure

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Poison Pills

Vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered CASE-BY-CASE) if:

1.	The company has a poison pill that was not approved by shareholders. However, vote CASE-BY- CASE on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
2.	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
3.	The pill, whether short-term2 or long-term, has a dead-hand or slow-hand feature.

Classified Board Structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a WITHHOLD or AGAINST vote is not up for election. All appropriate nominees (except new) may be held accountable.

2 If the short-term pill with a dead-hand or slow-hand feature is enacted but expires before the next shareholder vote, Boston Partners will generally still vote AGAINST or WITHHOLD from nominees at the next shareholder meeting following its adoption.

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Removal of Shareholder Discretion on Classified Boards

The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation

The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

1.	A classified board structure;
2.	A supermajority vote requirement;
3.	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
4.	The inability of shareholders to call special meetings;
5.	The inability of shareholders to act by written consent;
6.	A multi-class capital structure; and/or
7.	A non-shareholder-approved poison pill.

 Unilateral By-law/Charter Amendments and Problematic Capital Structures

Generally, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company's by-laws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

1.	The board's rationale for adopting the by-law/charter amendment without shareholder ratification;
2.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
3.	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the by-laws/charter;
4.	The board's track record with regard to unilateral board action on by-law/charter amendments or other entrenchment provisions;
5.	Whether the amendment was made prior to or in connection with the company’s initial public offering;
6.	The company's ownership structure;
7.	The company's existing governance provisions;
8.	The timing of the board's amendment to the by-laws/charter in connection with a significant business development; and
9.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally, vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

1.	Classified the board;
2.	Adopted supermajority vote requirements to amend the by-laws or charter; or
3.	Eliminated shareholders' ability to amend by-laws.

Problematic Capital Structure - Newly Public Companies

For newly public companies, generally vote AGAINST or WITHHOLD from the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered reasonable.

Continue to vote AGAINST or WITHHOLD from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed, or subject to a newly added reasonable sunset.

Common Stock Capital Structure with Unequal Voting Rights

Generally, vote WITHHOLD or AGAINST directors individually, committee members, or the entire board (except new nominees), who should be considered CASE-BY-CASE), if the company employs a common stock structure with unequal voting rights.

Exceptions to this policy will generally be limited to:

1.	Newly-public companies with a sunset provision of no more than seven years from the date of going public;
2.	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
3.	Situations where the unequal voting rights are considered de minimis; or
4.	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Problematic Governance Structure - Newly Public Companies

For newly public companies (generally defined as companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering), generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board adopted the following by-law or charter provisions that are considered materially adverse to shareholder rights:

1.	Supermajority vote requirements to amend the by-laws or charter;
2.	A classified board structure; or

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3.	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals

Generally, vote AGAINST or WITHHOLD from the members of the governance committee if the company’s governing documents impose undue restrictions on shareholders’ ability to amend the by- laws. Such restrictions include but are not limited to outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST or WITHHOLD on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding by-law amendments will generally be viewed as an insufficient restoration of shareholder’ rights. Generally, continue to vote AGAINST or WITHHOLD on an ongoing basis until shareholders are provided with an unfretted ability to amend the by-laws or a proposal providing for such unfretted right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.	The non-audit fees paid to the auditor are excessive (greater than 50 percent);
2.	The company receives an adverse opinion on the company’s financial statements from its auditor;
3.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;
4.	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year; or
5.	There are clear concerns over questionable finances or restatements.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP or other acceptable accounting practices; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether AGAINST or WITHHOLD votes are warranted.

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Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
2.	The company maintains significant problematic pay practices; or
3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally, vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

1.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
2.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally, vote AGAINST members of the board committee responsible for approving/setting non- executive director compensation if there is a pattern (i.e. two or more years) of awarding excessive non- executive director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

1.	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
2.	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
3.	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
4.	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
5.	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters (those on the current Climate Action 100+ Focus Group list), through their operations or value chain, generally, vote FOR the incumbent chair of the responsible committee (or other directors) (or in the U.K. and Ireland, Russia, and Kazakhstan just the board chair) where Boston Partners determines that the company is taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:

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1.	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
a.	Board governance measures;
b.	Corporate strategy;
c.	Risk management analyses; and
d.	Metrics and targets.
2.	Appropriate GHG emissions reduction targets.

“Appropriate GHG emissions reductions targets” will be any well-defined GHG reduction targets. Targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.

Otherwise, vote CASE-BY-CASE.

Governance Failures

Vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board at any company whose board the director serves, due to:

1.	Criminal wrongdoing or material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at any company including, but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock;
2.	Failure to replace management or directors as appropriate; or
3.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Boston Partners will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Company performance relative to its peers;
2.	Strategy of the incumbents versus the dissidents;
3.	Independence of directors/nominees;
4.	Experience and skills of board candidates;
5.	Governance profile of the company;
6.	Evidence of management entrenchment;

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7.	Responsiveness to shareholders;
8.	Whether a takeover offer has been rebuffed;
9.	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Boston Partners will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to affect positive change? (i.e., maximize long-term shareholder value).

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

1.	Long-term financial performance of the company relative to its industry;
2.	Management’s track record;
3.	Background to the contested election;
4.	Nominee qualifications (both slates) and any compensatory arrangements;
5.	Strategic plan of dissident slate and quality of the critique against management;
6.	Likelihood that the proposed goals and objectives can be achieved (both slates); and
7.	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Bundled and Unbundled Elections

Vote FOR the bundled election of nominees unless:

1.	Adequate disclosure has not been provided in a timely manner, including nominee name(s);
2.	There are clear concerns over questionable finances or restatements;
3.	There have been questionable transactions with conflicts of interest (;
4.	There are any records of abuses against minority shareholder interests;
5.	The board fails to meet minimum corporate governance standards;

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6.	There are specific concerns about individual nominees, such as criminal wrongdoing or breach of fiduciary responsibilities;
7.	The company does not comply with market legal requirements for minimum board independence or the board is not at least one-third independent, whichever is higher; or
8.	Repeated absences at board and key committee meetings (less than 75 percent attendance) have not been explained (in countries where this information is disclosed).

In an unbundled election, generally vote FOR all director nominees, unless:

1.	The company has not provided adequate disclosure of the proposed nominees;
2.	There are concerns regarding the candidate(s) and/or the company; or
3.	The board does not meet a one-third independence threshold, or the threshold required by local regulations. If the proposed board falls below one-third independence or market regulation requirements, vote FOR the independent nominees presented individually, and vote AGAINST the non-independent candidates.

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally, vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside through term limits. Boston Partners follows respective market thresholds for independence determinations.

Board Size

Vote FOR proposals seeking to fix the size of the board. Vote AGAINST if the proposal would result in the board size being fewer than five (5) or more than fifteen (15) seats.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Classification/Declassification of the Board

Vote AGAINST proposals to classify or stagger the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally, vote FOR proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

1.	The reasonableness/scope of the request; and
2.	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally, vote AGAINST management proposals to eliminate cumulative voting unless:

1.	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
2.	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Vote FOR shareholder proposals that restore or introduce cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals concerning director and officer indemnification and liability protection taking into account the following:

1.	Safeguards to prevent potential conflict of interests, including the independence of the decision- making process for approval of indemnification coverage;
2.	The disclosure of a publicly available, board approved indemnification policy;
3.	Clear description of acts and events that can and cannot be covered by the indemnity policy or contract;
4.	Information regarding potential financial impact of the indemnity policy or contracts to the company;
5.	Eligible beneficiaries of the policy, including the length of the post-employment period that will be covered by the policy or contract;
6.	Treatment of indemnity payments already made in the event of a final irreversible court ruling has determined that associated actions were outside the scope of indemnification coverage.

Vote AGAINST proposals that would:

1.	Limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;

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2.	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness;
3.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify;
4.	Allow indemnity coverage for current and/or former director, officers, and/or fiscal council members who have entered into leniency agreements with the country's authorities in the context of corruption investigations; and
5.	Allow indemnity coverage of acts committed outside the normal exercise of duties of the administrator, acts performed in bad faith, malice, or fraud, or acts committed in detriment of the company’s best interest.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
2.	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
3.	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
4.	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally, vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

1.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
2.	Level of disclosure regarding the issue for which board oversight is sought;
3.	Company performance related to the issue for which board oversight is sought;

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4.	Board committee structure compared to that of other companies in its industry sector; and
5.	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote CASE-BY-CASE when a company proposes to dismiss directors, paying particular attention, but not limited, to:

1.	Whether the company has presented a compelling rationale for the request, and
2.	Whether the newly proposed board is one-third independent.

Generally, vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

1.	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
2.	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
3.	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director and FOR the separation of the offices of CEO and chair.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

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Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Majority Vote Standard for the Election of Directors

Vote for proposals requiring a majority vote standard.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally, vote FOR management and shareholder proposals for proxy access with the following provisions:

1.	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
2.	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
3.	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

4.       Cap: cap on nominees of generally twenty-five percent (25%) of the board. Review for reasonableness any other restrictions on the right of proxy access. Generally, vote AGAINST proposals that are more restrictive than these guidelines.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally, vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

1.	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
2.	Effectively disclosed information with respect to this structure to its shareholders;
3.	Company has not ignored majority-supported shareholder proposals or a majority WITHHOLD vote on a director nominee; and
4.	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

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II. Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

1.	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
2.	The motivation and rationale for establishing the agreements;
3.	The quality of the company’s disclosure; and
4.	The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST proposals that would indemnify external auditors.

Auditor Ratification/Reelection

Vote AGAINST incumbent audit committee members if the ratification of auditors is not up for shareholder vote. (U.S. only). This does not apply to mutual fund companies.

Vote FOR proposals to ratify/reelect auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The name(s) of the proposed auditors has not been published;
2.	The auditors are being changed without explanation;
3.	An auditor has a financial interest in or association with the company, for example, external auditors have previously served the company in an executive capacity and is therefore not independent;
4.	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
5.	There are serious concerns about the accounts presented or the procedures used by the auditor or poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP or other acceptable accounting standards;
6.	The profile of the new audit firm being appointed is not disclosed or not available in the public domain; or
7.	Fees for non-audit services (“Other” fees) are excessive (greater than 50 percent).

Non-audit fees are excessive if Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

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Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, Boston Partners may vote AGAINST the auditor's (re)election. For concerns related to fees paid to the auditors, Boston Partners may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise Boston Partners may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

1.	There are serious concerns about the statutory reports presented or the audit procedures used;
2.	Questions exist concerning any of the statutory auditors being appointed; or
3.	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1.	The tenure of the audit firm;
2.	The length of rotation specified in the proposal;
3.	Any significant audit-related issues at the company;
4.	The number of Audit Committee meetings held each year;
5.	The number of financial experts serving on the committee; and
6.	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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III. Shareholder Rights and Defenses

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend By-laws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the by-laws.

Vote CASE-BY-CASE on proposals giving the board the ability to amend the by-laws in addition to shareholders, taking into account the following:

1.	Any impediments to shareholders' ability to amend the by-laws (i.e. supermajority voting requirements);
2.	The company's ownership structure and historical voting turnout;
3.	Whether the board could amend by-laws adopted by shareholders; and
4.	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

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Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

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Vote FOR proposals to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or by-law amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions) (U.S. only)

Generally, vote FOR federal selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote AGAINST provisions that restrict the forum to a particular federal district court; unilateral adoption (without shareholder vote) of such a provision will generally be considered a one-time failure under our Unilateral By-law/Charter Amendments policy.

Generally, vote FOR charter or by-law provisions that specify courts located within the state of Delaware as the exclusive for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote CASE-BY-CASE on exclusive forum provisions, taking into consideration:

1.	The company's stated rationale for adopting such a provision;
2.	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
3.	The breadth of application of the charter or by-law provision, including the types of lawsuits to which it would apply and the definition of key terms; and
4.	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or by-laws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally, vote AGAINST provisions that specify a state other than the state of incorporation as the exclusive forum of corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under our Unilateral By-law/Charter Amendments policy.

Generally, vote AGAINST provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under our Unilateral By-law/Charter Amendments policy.

Poison Pills (Shareholder Rights Plans)

Generally. vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

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Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or
2.	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

1.	No lower than a 20 percent trigger, flip-in or flip-over;
2.	A term of no more than three years;
3.	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
4.	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Losses (NOLs) Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs

Vote AGAINST proposals to adopt a protective amendment or poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the protective amendment or pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for protective amendments or poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

1.	The ownership threshold to transfer (NOL protective amendments and pills generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

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2.	The value of the NOLs;
3.	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
4.	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
5.	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

1.	The scope and structure of the proposal;
2.	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
3.	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
4.	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
5.	Any recent controversies or concerns related to the company's proxy voting mechanics;
6.	Any unintended consequences resulting from implementation of the proposal; and
7.	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions

Generally, vote AGAINST management proposals to ratify provisions of the company’s existing charter or by-laws, unless these governance provisions align with best practice.

In addition, voting AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board may be warranted, considering:

1.	The presence of a shareholder proposal addressing the same issue on the same ballot;
2.	The board's rationale for seeking ratification;
3.	Disclosure of actions to be taken by the board should the ratification proposal fail;
4.	Disclosure of shareholder engagement regarding the board’s ratification request;

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5.	The level of impairment to shareholders' rights caused by the existing provision;
6.	The history of management and shareholder proposals on the provision at the company’s past meetings;
7.	Whether the current provision was adopted in response to the shareholder proposal;
8.	The company's ownership structure; and
9.	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally, vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

1.	The election of fewer than 50 percent of the directors to be elected is contested in the election;
2.	One or more of the dissident’s candidates is elected;
3.	Shareholders are not permitted to cumulate their votes for directors; and
4.	The election occurred, and the expenses were incurred, after the adoption of this by-law.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

1.	Reasons for reincorporation;
2.	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
3.	Comparison of corporation laws of original state and destination state.
4.	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

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Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings as long as the proposed minimum threshold is 10 percent or higher, with 10 percent being the preferred percentage.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non- financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements.

IV. Capital/ Restructuring

Adjustments to Par Value of Common Stock

In the U.S. and Korea, vote FOR proposals to reduce/adjust the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

For countries and regions outside the U.S., vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Shelf Registration Program

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a CASE-BY-CASE basis, taking into consideration, but not limited to, the following:

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1.	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
2.	Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and
3.	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Common Stock Authorization/ Share Issuance Requests

General Authorization Requests

Vote FOR proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

1.	With preemptive rights to a maximum of 50 percent over currently issued capital;
2.	Without preemptive rights to a maximum of 10 percent of currently issued capital;
3.	In Malaysia, for real estate investment trusts (REITs), issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital;
4.	In the U.S., in the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

In the U.S., generally vote AGAINST proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

1.	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
2.	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
3.	The company has a non-shareholder approved poison pill (including an NOL pill); or
4.	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote FOR proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

1.	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
2.	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
3.	A government body has in the past year required the company to increase its capital ratios.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote WITHHOLD or AGAINST all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

In the U.S., generally, vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

For such transactions, the allowable increase will be the greater of:

1.	twice the amount needed to support the transactions on the ballot, and
2.	the allowable increase as calculated for general issuances above.

Elsewhere, vote FOR specific proposals to increase authorized capital to any amount, unless:

1.	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
2.	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis

Dual Class Structure

Generally, vote AGAINST proposals to create or maintain a new class of common stock unless:

1.	The company discloses a compelling rationale for the dual-class capital structure, such as:
a.	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
b.	The new class of shares will be transitory;
2.	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
3.	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

We vote FOR proposals to create preemptive rights and AGAINST proposals to eliminate preemptive rights.

Preferred Stock Authorization

General Authorization Requests

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote CASE-BY-CASE on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

1.	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
2.	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
3.	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
4.	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
5.	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally, vote AGAINST proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

1.	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;
2.	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders "supervoting shares");
3.	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they're convertible ("supervoting shares") on matters that do not solely affect the rights of preferred stockholders;
4.	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
5.	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
6.	The company has a non-shareholder approved poison pill (including an NOL pill); or

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7.	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote FOR proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

1.	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
2.	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

3.       A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote WITHHOLD or AGAINST all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

1.	twice the amount needed to support the transactions on the ballot, and
2.	the allowable increase as calculated for general issuances above.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issue requests.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

1.	More simplified capital structure;
2.	Enhanced liquidity;
3.	Fairness of conversion terms;
4.	Impact on voting power and dividends;
5.	Reasons for the reclassification;
6.	Conflicts of interest; and
7.	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if:

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1.	The number of authorized shares will be proportionately reduced; or
2.	The effective increase in authorized shares is equal to or less than the allowable increase.

Vote CASE-BY-CASE on proposals that do not meet either of the above conditions, taking into consideration the following factors:

1.	Stock exchange notification to the company of a potential delisting;
2.	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
3.	The company's rationale; or
4.	Other factors as applicable.

Share Repurchase Programs

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

1.	Greenmail,
2.	The use of buybacks to inappropriately manipulate incentive compensation metrics,
3.	Threats to the company's long-term viability, or
4.	Other company-specific factors as warranted.

Vote CASE-BY-CASE on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Generally, vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10 percent of issued share capital;
2.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
3.	A duration that does not exceed market practice. In Asian markets, a duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE- BY-CASE basis. Boston Partners may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
2.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Boston Partners will evaluate the proposal based on the company’s historical practice. However, Boston Partners expects companies to

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disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
2.	A duration of no more than 18 months.

In addition, Boston Partners will vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;
2.	There is clear evidence of abuse;
3.	There is no safeguard against selective buybacks; and/or
4.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase(s).

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

1.	Adverse governance changes;
2.	Excessive increases in authorized capital stock;
3.	Unfair method of distribution;
4.	Diminution of voting rights;
5.	Adverse conversion features;
6.	Negative impact on stock option plans; and
7.	Alternatives such as spin-off.

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Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

1.	Purchase price;
2.	Fairness opinion;
3.	Financial and strategic benefits;
4.	How the deal was negotiated;
5.	Conflicts of interest;
6.	Other alternatives for the business;
7.	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

1.	Impact on the balance sheet/working capital;
2.	Potential elimination of diseconomies;
3.	Anticipated financial and operating benefits;
4.	Anticipated use of funds;
5.	Value received for the asset;
6.	Fairness opinion;
7.	How the deal was negotiated;
8.	Conflicts of interest.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

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Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares, with or without preemptive rights, and to issue shares as part of a debt restructuring plan, after evaluating:

1.	Dilution to existing shareholders' positions;
2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
3.	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
4.	Management's efforts to pursue other alternatives;
5.	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
6.	Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

1.	The reasons for the change;
2.	Any financial or tax benefits;
3.	Regulatory benefits;

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4.	Increases in capital structure; and
5.	Changes to the articles of incorporation or by-laws of the company.

Absent compelling financial reasons for the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

1.	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
2.	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

1.	Offer price/premium;
2.	Fairness opinion;
3.	How the deal was negotiated;
4.	Conflicts of interest;
5.	Other alternatives/offers considered; and
6.	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

1.	Whether the company has attained benefits from being publicly traded (examination of trading volume, liquidity, and market research of the stock);
2.	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
a.	Are all shareholders able to participate in the transaction?
b.	Will there be a liquid market for remaining shareholders following the transaction?
c.	Does the company have strong corporate governance?
d.	Will insiders reap the gains of control following the proposed transaction?
e.	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

1.	Percentage of assets/business contributed;
2.	Percentage ownership;
3.	Financial and strategic benefits;
4.	Governance structure;

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5.	Conflicts of interest;
6.	Other alternatives; and
7.	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

1.	Management’s efforts to pursue other alternatives;
2.	Appraisal value of assets; and
3.	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

1.	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
2.	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
3.	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
4.	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
5.	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
6.	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

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Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

1.	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances, from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
2.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
a.	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
b.	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
3.	Financial issues:
a.	The company's financial condition;
b.	Degree of need for capital;
c.	Use of proceeds;
d.	Effect of the financing on the company's cost of capital;
e.	Current and proposed cash burn rate;
f.	Going concern viability and the state of the capital and credit markets.
4.	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
5.	Control issues:
a.	Change in management;
b.	Change in control;
c.	Guaranteed board and committee seats;
d.	Standstill provisions;
e.	Voting agreements;
f.	Veto power over certain corporate actions; and
g.	Minority versus majority ownership and corresponding minority discount or majority control premium.

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6.	Conflicts of interest:
a.	Conflicts of interest should be viewed from the perspective of the company and the investor.
b.	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
7.	Market reaction: The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

1.	Estimated value and financial prospects of the reorganized company;
2.	Percentage ownership of current shareholders in the reorganized company;
3.	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
4.	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
5.	Existence of a superior alternative to the plan of reorganization; and
6.	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

1.	Valuation
2.	Market reaction
3.	Deal timing
4.	Negotiations and process.
5.	Conflicts of interest
6.	Voting agreements
7.	Governance

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

1.	Tax and regulatory advantages;
2.	Planned use of the sale proceeds;
3.	Valuation of spinoff;
4.	Fairness opinion;
5.	Benefits to the parent company;
6.	Conflicts of interest;
7.	Managerial incentives;
8.	Corporate governance changes;
9.	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

1.	Hiring a financial advisor to explore strategic alternatives;
2.	Selling the company; or

3.       Liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

1.	Prolonged poor performance with no turnaround in sight;
2.	Signs of entrenched board and management (such as the adoption of takeover defenses);
3.	Strategic plan in place for improving value;
4.	Likelihood of receiving reasonable value in a sale or dissolution; and
5.	The company actively exploring its strategic options, including retaining a financial advisor.

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V. Compensation

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
2.	The company maintains significant problematic pay practices;
3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is no SOP on the ballot, and an AGAINST vote on SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
2.	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
3.	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
4.	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation Analysis considers the following:

1.	Peer Group Alignment:
a.	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
c.	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how

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various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

1.	The ratio of performance- to time-based incentive awards;
2.	The overall ratio of performance-based compensation;
3.	The completeness of disclosure and rigor of performance goals;
4.	The company's peer group benchmarking practices;
5.	Actual results of financial/operational metrics, both absolute and relative to peers;
6.	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
7.	Realizable pay compared to grant pay; and
8.	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

1.	Problematic practices related to non-performance-based compensation elements;
2.	Incentives that may motivate excessive risk-taking or present a windfall risk; and
3.	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in an adverse vote:

1.	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
2.	Extraordinary perquisites or tax gross-ups;
3.	New or materially amended agreements that provide for:
a.	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
b.	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
c.	CIC excise tax gross-up entitlements (including "modified" gross-ups);
d.	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
e.	Liberal CIC definition combined with any single-trigger CIC benefits;

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4.	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
5.	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

1.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
2.	Duration of options backdating;
3.	Size of restatement due to options backdating;
4.	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
5.	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in- control arrangements maintained with named executive and non-executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST vote include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

1.	Single- or modified-single-trigger cash severance;
2.	Single-trigger acceleration of unvested equity awards;
3.	Full acceleration of equity awards granted shortly before the change in control;
4.	Acceleration of performance awards above the target level of performance without compelling rationale;
5.	Excessive cash severance (generally >3x base salary and bonus);
6.	Excise tax gross-ups triggered and payable;
7.	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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8.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
9.	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

1.	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
a.	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
b.	SVT based only on new shares requested plus shares remaining for future grants.
2.	Plan Features:
a.	General quality of disclosure, especially around vesting upon a change in control (CIC);
b.	Discretionary vesting authority;
c.	Liberal share recycling on various award types;
d.	Lack of minimum vesting period for grants made under the plan;
e.	Dividends payable prior to award vesting.
3.	Grant Practices:
a.	The company’s three-year burn rate relative to its industry/market cap peers (shouldn’t exceed 3.5%);
b.	Vesting requirements in CEO's recent equity grants (3-year look-back);
c.	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
d.	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
e.	Whether the company maintains a sufficient claw-back policy;
f.	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

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Generally, vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

1.	Awards may vest in connection with a liberal change-of-control definition;
2.	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
3.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
4.	The plan is excessively dilutive to shareholders' holdings;
5.	The plan contains an evergreen (automatic share replenishment) feature; or
6.	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors

SVT

The cost of the equity plans is expressed as SVT, which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, SVT is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

For meetings held prior to February 1, 2023, three-Year Burn Rate Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

For meetings held prior to February 1, 2023, a company’s adjusted burn rate is calculated as follows:

Burn Rate = (# of appreciation awards granted + # of full value awards granted * Volatility Multiplier) / Weighted average common shares outstanding

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The Volatility Multiplier is used to provide more equivalent valuation between stock options and full value shares, based on the company’s historical stock price volatility.

Effective for meetings held on or after February 1, 2023, a "Value-Adjusted Burn Rate" is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Boston Partners will vote AGAINST plans if the three-year average adjusted and value adjusted burn rate exceeds 3.5 percent.

Egregious Factors

Liberal Change in Control Definition

Generally, vote AGAINST equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

1.	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
2.	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
3.	The cancellation of underwater options in exchange for stock awards; or
4.	Cash buyouts of underwater options.

While the above cover most types of repricing, Boston Partners may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Boston Partners), without prior shareholder approval, even if such repricings are allowed in their equity plan.

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Vote AGAINST plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

May vote AGAINST the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting AGAINST the equity plan may include, but are not limited to:

1.	Severity of the pay-for-performance misalignment;
2.	Whether problematic equity grant practices are driving the misalignment; and/or
3.	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans

Vote CASE-BY-CASE on amendments to cash and equity incentive plans.

Generally, vote FOR proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal addresses administrative features only. Vote CASE-BY-CASE on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s).

Vote CASE-BY-CASE on all other proposals to amend equity incentive plans, considering the following:

1.	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
2.	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
3.	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the vote will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two CASE-BY-CASE evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations: Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non- executive directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the SVT analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

1.	Purchase price is at least 85 percent of fair market value;
2.	Offering period is 27 months or less; and
3.	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

1.	Purchase price is less than 85 percent of fair market value; or
2.	Offering period is greater than 27 months; or
3.	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

1.	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
2.	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
3.	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

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4.	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1.	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
2.	Rationale for the re-pricing--was the stock price decline beyond management's control?;
3.	Is this a value-for-value exchange?;
4.	Are surrendered stock options added back to the plan reserve?;
5.	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
6.	Option vesting--does the new option vest immediately or is there a black-out period?;
7.	Term of the option--the term should remain the same as that of the replaced option;
8.	Exercise price--should be set at fair market or a premium to market;
9.	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate (shouldn’t exceed 3.5%).

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote non- executive director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity

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program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

1.	Executive officers and non- executive directors are excluded from participating;
2.	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
3.	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.	Eligibility;
2.	Vesting;
3.	Bid-price;
4.	Term of options;
5.	Cost of the program and impact of the TSOs on company’s total option expense; and
6.	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Non- Executive Directors

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote CASE-BY-CASE on management proposals seeking ratification of non- executive director compensation, based on the following factors:

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1.	If the equity plan under which non- executive director grants are made is bundled into a single resolution or is on the ballot, whether or not it warrants support; and
2.	An assessment of the following qualitative factors:
a.	The relative magnitude of director compensation as compared to companies of a similar profile;
b.	The presence of problematic pay practices relating to director compensation;
c.	Director stock ownership guidelines and holding requirements;
d.	Equity award vesting schedules;
e.	The mix of cash and equity-based compensation;
f.	Meaningful limits on director compensation;
g.	The availability of retirement benefits or perquisites; and
h.	The quality of disclosure surrounding director compensation.

Equity Plans for Non- Executive Directors

Vote CASE-BY-CASE on compensation plans for non- executive directors, based on:

1.	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
2.	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances) (shouldn’t exceed 3.5%); and
3.	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non- executive director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote CASE-BY-CASE on the plan taking into consideration the following qualitative factors:

1.	The relative magnitude of director compensation as compared to companies of a similar profile;
2.	The presence of problematic pay practices relating to director compensation;
3.	Director stock ownership guidelines and holding requirements;
4.	Equity award vesting schedules;
5.	The mix of cash and equity-based compensation;
6.	Meaningful limits on director compensation;
7.	The availability of retirement benefits or perquisites; and
8.	The quality of disclosure surrounding director compensation.

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Non- Executive Director Retirement Plans

Vote AGAINST retirement plans for non- executive directors. Vote FOR shareholder proposals to eliminate retirement plans for non- executive directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

1.	The company’s past practices regarding equity and cash compensation;
2.	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
3.	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally, vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally, vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally, vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

Generally, vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards

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made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

1.	The percentage/ratio of net shares required to be retained;
2.	The time period required to retain the shares;
3.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
4.	Whether the company has any other policies aimed at mitigating risk taking by executives;
5.	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
6.	Problematic pay practices, current and past, which may demonstrate a short-term versus long- term focus.

Non-Deductible Compensation (U.S.)

Generally, vote FOR proposals seeking disclosure of the extent to which the company paid non- deductible compensation to senior executives under U.S. Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices. Section 162(m) imposes a $1 million annual limit on the amount of compensation that a publicly held corporation can deduct with respect to certain executives.

Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

1.	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
2.	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
3.	The level of shareholder support for the company's pay programs.

Generally, vote AGAINST proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the

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board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

1.	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
2.	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

1.	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
2.	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
3.	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
4.	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
5.	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

1.	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
2.	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
3.	Can shareholders assess the correlation between pay and performance based on the current disclosure?
4.	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

Generally, vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
5.	An executive may not trade in company stock outside the 10b5-1 Plan;
6.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Generally, vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, Boston Partners will consider the following factors:

1.	If the company has adopted a formal recoupment policy;
2.	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
3.	Whether the company has chronic restatement history or material financial problems;
4.	Whether the company’s policy substantially addresses the concerns raised by the proponent;
5.	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

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6.	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

1.	The triggering mechanism should be beyond the control of management;
2.	The amount should not exceed 2.99 times base amount (defined as the average annual taxable W- 2 compensation during the five years prior to the year in which the change of control occurs);
3.	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Generally, vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote CASE-BY-CASE on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

1.	The frequency and timing of the company's share buybacks;
2.	The use of per-share metrics in incentive plans;
3.	The effect of recent buybacks on incentive metric results and payouts; and
4.	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Generally, vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Generally, vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or

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arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

1.	The company's current treatment of equity upon employment termination and/or in change-in- control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally, vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

VI. Routine/ Miscellaneous/ Operational

Adjourn Meeting

Generally, vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal. Otherwise, vote CASE-BY-CASE.

Amend Minor By-laws

Vote FOR by-law or charter changes that are of a housekeeping nature (updates or corrections).

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Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Management Supported Shareholder Proposals: Reporting

Vote FOR shareholder proposals for additional reporting beyond what is regulatorily required when the proposal is supported by management.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

1.	The dividend payout ratio has been consistently below 30 percent (consistently low in Korea, Hong Kong, and Singapore) without adequate explanation or in the absence of positive shareholder returns; or
2.	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals considering whether the proposal is in line with market standards.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association (Bylaws), Board Policies, and Board Committees’ Charters

Vote amendments to the articles of association (bylaws), board policies or board Committees’ charters on a CASE-BY-CASE basis.

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Generally, vote AGAINST if the draft of the current bylaws, board policies or board committees' charters and their proposed amendments are not disclosed or publicly available in a timely manner; if the proposed changes are not adequately highlighted in the shareholder notice; or the proposed amendments are not in shareholders’ interest.

Generally, vote FOR proposals where the changes are driven by regulatory or compliance considerations. This policy applies to both bundled and unbundled proposals.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless a company has performed poorly for several years and the new business takes the company into risky areas and enterprises unrelated to its core business.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering long-term shareholder value for the company's existing shareholders and such factors including, but not limited to, the following:

1.	The parties on either side of the transaction;
2.	The nature of the asset to be transferred/service to be provided;
3.	The pricing of the transaction (and any associated professional valuation);
4.	The views of independent directors (where provided);
5.	The views of an independent financial adviser (where appointed);
6.	Whether any entities party to the transaction (including advisers) is conflicted; and
7.	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that Boston Partners deemed problematic and that was not put to a shareholder vote, Boston Partners may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Generally, vote AGAINST perpetual arrangements where the transactions will not be subjected to further shareholder review going forward.

For proposals on royalty payments, vote on a CASE-BY-CASE basis based on disclosures provided.

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Charitable Donations

Vote proposals seeking the approval of donations on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	Size of the proposed donation request;
2.	The destination of the proposed allocation of funds; and
3.	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Virtual Meetings

Generally, vote FOR proposals allowing for the convening of hybrid shareholder meetings if it is clear that it is not the intention to hold virtual-only annual general meetings.

Generally, vote AGAINST proposals allowing for the convening of virtual-only shareholder meetings. However, if the company specifies in the articles that it intends to hold virtual only meetings only in unusual situations such as the spread of an infectious disease or the occurrence of a natural disaster, vote FOR the article amendments.

Financial Results/Director and Statutory Reports

Generally, vote FOR the approval of financial statements, report of the board of directors, independent auditor reports, and other statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or
2.	The external auditor expresses no opinion or qualified opinion over the financial statements.

VII. Social and Environmental

Generally, vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

1.	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
2.	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
3.	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
4.	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
5.	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

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6.	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
7.	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

Generally, vote AGAINST proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

Generally, vote FOR proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

1.	The company has already published a set of animal welfare standards and monitors compliance;
2.	The company’s standards are comparable to industry peers; and
3.	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

Generally, vote AGAINST proposals to phase out the use of animals in product testing, unless:

1.	The company is conducting animal testing programs that are unnecessary or not required by regulation;
2.	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
3.	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally, vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

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Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

1.	The potential impact of such labeling on the company's business;
2.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
3.	Company’s current disclosure on the feasibility of GE product labeling.

Generally, vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally, vote AGAINST proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY-CASE on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

1.	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
2.	Whether the company has adequately disclosed the financial risks of the products/practices in question;
3.	Whether the company has been subject to violations of related laws or serious controversies; and
4.	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally, vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

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Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

1.	The potential for reputational, market, and regulatory risk exposure;
2.	Existing disclosure of relevant policies;
3.	Deviation from established industry norms;
4.	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
5.	Whether the proposal focuses on specific products or geographic regions;
6.	The potential burden and scope of the requested report;
7.	Recent significant controversies, litigation, or fines at the company.

Generally, vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally, vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally, vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

1.	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
2.	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
3.	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

1.	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
2.	Current regulations in the markets in which the company operates; and
3.	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally, vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

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1.	Recent related fines, controversies, or significant litigation;
2.	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
3.	Whether the company’s advertising restrictions deviate from those of industry peers;
4.	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
5.	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

1.	Whether the company complies with all laws and regulations;
2.	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
3.	The risk of any health-related liabilities.

Generally, vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally, vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

Vote CASE-BY-CASE on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

1.	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
2.	Disclosure of its operational supply chain GHG emissions (Scopes 1, 2, and 3);
3.	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scope 1, 2, and 3 if relevant);
4.	Whether the company has sought and approved third-party approval that its targets are science- based;
5.	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scope 1, 2, and 3) by 2050;
6.	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
7.	Whether the company’s climate data has received third-party assurance;
8.	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

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9.	Whether there are specific industry decarbonization challenges; and
10.	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Unless there is a significant relevant controversy or the company significantly lags peers, generally, vote AGAINST shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. If there is a significant relevant controversy or the company significantly lags peers, Boston Partners will taking the following into account:

1.	The completeness and rigor of the company’s climate-related disclosure;
2.	The company’s actual GHG emissions performance;
3.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
4.	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

Generally, vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

1.	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
2.	The company's level of disclosure compared to industry peers; and
3.	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally, vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

1.	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
2.	The company's level of disclosure is comparable to that of industry peers; and
3.	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

1.	Whether the company provides disclosure of year-over-year GHG emissions performance data;
2.	Whether company disclosure lags behind industry peers;
3.	The company's actual GHG emissions performance;

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4.	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
5.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

Generally, vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

1.	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
2.	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally, vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally, vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

1.	The scope and structure of the proposal;
2.	The company's current level of disclosure on renewable energy use and GHG emissions; and
3.	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

Generally, vote FOR requests for reports on a company's efforts to diversify the board, unless:

1.	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
2.	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

1.	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

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2.	The level of gender and racial minority representation that exists at the company’s industry peers;
3.	The company’s established process for addressing gender and racial minority board representation;
4.	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
5.	The independence of the company’s nominating committee;
6.	Whether the company uses an outside search firm to identify potential director nominees; and
7.	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally, vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1.	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
2.	The company already publicly discloses comprehensive workforce diversity data; and
3.	The company has no recent significant EEO-related violations or litigation.

Generally, vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally, vote AGAINST proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/ Ethnicity Pay Gap

Generally, vote CASE-BY-CASE on requests for reports on a company's pay data by gender, race, ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

1.	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
3.	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
4.	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

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Racial Equity and/or Civil Rights Audit Guidelines

Vote CASE-BY-CASE on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

1.	The company’s established process or framework for addressing racial inequity and discrimination internally;
2.	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
3.	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
4.	The company’s track record in recent years of racial justice measures and outreach externally;
5.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and
6.	Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.

Environment and Sustainability

Facility and Workplace Safety

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

1.	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
2.	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
3.	Recent significant controversies, fines, or violations related to workplace health and safety; and
4.	The company's workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

1.	The company’s compliance with applicable regulations and guidelines;
2.	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
3.	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

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1.	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
2.	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
3.	The nature, purpose, and scope of the company’s operations in the specific region(s);
4.	The degree to which company policies and procedures are consistent with industry norms; and
5.	The scope of the resolution.

Hydraulic Fracturing

Generally, vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

1.	The company's current level of disclosure of relevant policies and oversight mechanisms;
2.	The company's current level of such disclosure relative to its industry peers;
3.	Potential relevant local, state, or national regulatory developments; and
4.	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

Generally, vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

1.	Operations in the specified regions are not permitted by current laws or regulations;
2.	The company does not currently have operations or plans to develop operations in these protected regions; or
3.	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

1.	The nature of the company’s business;
2.	The current level of disclosure of the company's existing related programs;
3.	The timetable and methods of program implementation prescribed by the proposal;
4.	The company’s ability to address the issues raised in the proposal; and
5.	How the company's recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

Generally, vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

1.	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
2.	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water- related risks and concerns, taking into account:

1.	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
2.	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
3.	The potential financial impact or risk to the company associated with water-related concerns or issues; and
4.	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote CASE-BY-CASE on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

1.	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
2.	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
3.	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

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4.	Applicable market-specific laws or regulations that may be imposed on the company; and
5.	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

1.	The scope and prescriptive nature of the proposal;
2.	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
3.	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
4.	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
5.	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally, vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

1.	The degree to which existing relevant policies and practices are disclosed;
2.	Whether or not existing relevant policies are consistent with internationally recognized standards;
3.	Whether company facilities and those of its suppliers are monitored and how;
4.	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
5.	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
6.	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
7.	The scope of the request; and
8.	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

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1.	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
2.	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
3.	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
4.	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

1.	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
2.	Current disclosure of applicable risk assessment(s) and risk management procedures;
3.	Compliance with U.S. sanctions and laws;
4.	Consideration of other international policies, standards, and laws; and
5.	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

1.	Controversies surrounding operations in the relevant market(s);
2.	The value of the requested report to shareholders;
3.	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
4.	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally, vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Mandatory Arbitration

Vote CASE-BY-CASE on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

1.	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
3.	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Sexual Harassment

Vote CASE-BY-CASE on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

1.	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
2.	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to workplace sexual harassment issues; and
3.	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Political Activities

Lobbying

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

1.	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
2.	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
3.	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Political Contributions

Generally, vote CASE-BY-CASE on proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

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1.	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
2.	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
3.	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally, vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

1.	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
2.	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

VIII. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

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1.	Past performance as a closed-end fund;
2.	Market in which the fund invests;
3.	Measures taken by the board to address the discount; and
4.	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

1.	Past performance relative to its peers;
2.	Market in which the fund invests;
3.	Measures taken by the board to address the issues;
4.	Past shareholder activism, board activity, and votes on related proposals;
5.	Strategy of the incumbents versus the dissidents;
6.	Independence of directors;
7.	Experience and skills of director candidates;
8.	Governance profile of the company;
9.	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

1.	Proposed and current fee schedules;
2.	Fund category/investment objective;
3.	Performance benchmarks;
4.	Share price performance as compared with peers;
5.	Resulting fees relative to peers;
6.	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

1.	Stated specific financing purpose;

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2.	Possible dilution for common shares;
3.	Whether the shares can be used for antitakeover purposes.

1940 Act Policies (U.S.)

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

1.	Potential competitiveness;
2.	Regulatory developments;
3.	Current and potential returns; and
4.	Current and potential risk.

Generally, vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

1.	The fund's target investments;
2.	The reasons given by the fund for the change; and
3.	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

1.	Political/economic changes in the target market;
2.	Consolidation in the target market; and
3.	Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

1.	Potential competitiveness;

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2.	Current and potential returns;
3.	Risk of concentration;
4.	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
2.	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
3.	The company has demonstrated responsible past use of share issuances by either:
a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non- participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

1.	Strategies employed to salvage the company;
2.	The fund’s past performance;
3.	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

1.	The degree of change implied by the proposal;
2.	The efficiencies that could result;
3.	The state of incorporation;
4.	Regulatory standards and implications.

Vote AGAINST any of the following changes:

1.	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

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2.	Removal of shareholder approval requirement for amendments to the new declaration of trust;
3.	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
4.	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
5.	Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements;
6.	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

1.	Regulations of both states;
2.	Required fundamental policies of both states;
3.	The increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate sub-advisers without shareholder approval if the investment adviser currently employs only one sub-adviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;
2.	The proposed distributor’s reputation and past performance;
3.	The competitiveness of the fund in the industry;
4.	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

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1.	Resulting fee structure;
2.	Performance of both funds;
3.	Continuity of management personnel;
4.	Changes in corporate governance and their impact on shareholder rights.

Closed End Funds-Unilateral Opt-in to Control Share Acquisition Statutes

For closed-end management investment companies (“CEFs”), vote AGAINST or WITHHOLD from nominating/governance committee members (or other directors on a CASE-BY-CASE basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

1.	Performance of the fund’s Net Asset Value (NAV);
2.	The fund’s history of shareholder relations;
3.	The performance of other funds under the advisor’s management.

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AUSTRALIA AND NEW ZEALAND

I. General

Constitutional Amendment

Vote case-by case on proposals to amend the company's constitution.

Any proposals to amend the company's constitution, including updating of various clauses to reflect changes in corporate law, to complete replacement of an existing constitution with a new "plain language," and updated, version, are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement).

Renewal of "Proportional Takeover" Clause in Constitution

Vote FOR the renewal of the proportional takeover clause in the company’s constitution.

Significant Change in Activities

Vote FOR resolutions to change the nature or scale of business activities provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

II. Share Capital

Non-Voting Shares

Vote AGAINST proposals to create a new class of non-voting or sub-voting shares. Only vote FOR if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders;
2.	It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote FOR the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

Generally, vote FOR the reduction of share capital with the accompanying return of cash to shareholders.

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Reduction of Share Capital: Absorption of Losses

Vote FOR reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

Buybacks/Repurchases

Generally, vote FOR requests to repurchase shares, unless:

1.	There is clear evidence available of past abuse of this authority; or
2.	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

1.	Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;
2.	Limitations on the exercise of the authority to thwart takeover threats; and
3.	A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

III. Board of Directors

Voting on Director Nominees in Uncontested Elections

Attendance (Australia)

Vote AGAINST director nominees that attended less than 75 percent of board and committee meetings over the fiscal year without a satisfactory explanation.

Generally, vote AGAINST the chairman or deputy chairman if no disclosure of board and/or committee attendance is provided. Subject to section 300(10) of the Corporations Act, an Australian listed company must include in its annual report information about each director’s attendance at board and committee meetings.

Independence (Australia)

Vote AGAINST a director nominee(s) in the following circumstances:

1.	The director nominee is an executive or board chair, and no “lead director” has been appointed from among the independent directors or other control mechanisms are in place. Exceptions may be made for company founders who are integral to the company or if other exceptional circumstances apply;

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2.	The director nominee is an executive and a member of the audit committee or remuneration committee. In these situations, also vote AGAINST the chairman of the board and/or the chairman of the relevant committee;
3.	The director nominee is a former partner or employee of the company’s auditor who serves on the audit committee; and
4.	The director nominee is a former partner of the company’s audit firm and receives post- employment benefits.

If the board is not a majority (over 50 percent) independent, generally vote AGAINST nominees who are:

1.	Executive directors (except the CEO and founders integral to the company); or
2.	Non-independent NEDs whose presence causes the board not to be majority independent without sufficient justification. Exceptional factors may include:
a.	Whether a non-independent director represents a substantial shareholder owning at least 15 percent of the company’s shares and whose percentage board representation is proportionate to its ownership interest in the company; and
b.	The level of board independence (i.e. generally, a recommendation against non- independent directors if the board composition is wholly non-independent, whereas a CASE-BY-CASE analysis may be undertaken where a board is at or near 50% independent and the reasons for nonindependence of certain directors may include excessive board tenure greater than 12 years).

Combined Chair and CEO (Australia)

Generally, vote AGAINST a director who combines the CEO and chairman roles, unless the company provides strong justification as to why this non-standard governance arrangement is appropriate for the specific situation of the company. Exceptional circumstances may include a limited timeframe for the combined role upon departure of the CEO, or a non-operating, research, development or exploration company. In some circumstances an executive chair may be considered to effectively combine the chair and CEO roles, notwithstanding the presence of another director on the board with the title of CEO. In assessing this situation, Boston Partners will assess the disclosure surrounding the split of responsibilities and their comparative pay levels.

Problematic Remuneration Practices (Australia)

Generally, vote AGAINST members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

1.	The company's response in addressing specific concerns, engagement with institutional investors, and other compensation practices;
2.	The company's ownership structure;
3.	Whether the issues are considered to be recurring or isolated;
4.	Whether the director has served on a remuneration committee of a non-associated company which has also demonstrated problematic remuneration practices; and
5.	Whether the level of support was less than 50 percent.

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Shareholder Nominees

Generally, vote AGAINST shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote FOR such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Removal of Directors (New Zealand)

Vote CASE-BY-CASE on resolutions for the removal of directors, taking into consideration:

1.	Company performance relative to its peers;
2.	Strategy of the incumbents versus the dissidents;
3.	Independence of directors/nominees;
4.	Experience and skills of board candidates;
5.	Governance profile of the company;
6.	Evidence of management entrenchment;
7.	Responsiveness to shareholders; and,
8.	Level of disclosure by company to shareholders.

IV. Remuneration

Remuneration Report (Australia)

Vote CASE-BY-CASE on the remuneration report, taking into account the pay of executives and non- executive directors, including where applicable:

1.	The quantum of total fixed remuneration and short-term incentive payments relative to peers;
2.	Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
3.	The listed entity's workforce;
4.	Financial performance and alignment with shareholder returns;
5.	The adequacy and quality of the company's disclosure generally;
6.	The appropriateness and quality of the company's disclosure linking identified material business risks and pre-determined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;
7.	The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;
8.	Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;

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9.	Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;
10.	Any special arrangements for new joiners were in line with good market practice;
11.	The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and
12.	The alignment of CEO and executive pay with the company's financial performance and returns for shareholders.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified FOR vote whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative vote.

Elements of the remuneration report include:

1.	Base Pay;
2.	Superannuation, pension contributions and benefits;
3.	Short term incentive (STI);
4.	Long-term incentive (LTI);
5.	Dilution Limits;
6.	Malus/ clawback;
7.	Good leavers;
8.	Change in control;
9.	Shareholding requirement;
10.	Executive' service contracts, including exit payments;
11.	Arrangements for new joiners;
12.	Discretion;
13.	Non-executive director fees;
14.	All-employee schemes.

Remuneration of Executive Directors: Share Incentive Schemes (Australia)

Vote CASE-BY-CASE on share-based incentives for executive directors.

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Remuneration of Executives: Options and Other Long-Term Incentives

Vote CASE-BY-CASE on options and long-term incentives for executives. Vote AGAINST plans and proposed grants under plans if:

1.	The company failed to disclose adequate information regarding any element of the scheme;
2.	The performance hurdles are not sufficiently demanding;
3.	The plan permits retesting of grants based on rolling performance;
4.	The plan allows for excessive dilution.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

1.	Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).
2.	Plans should not allow the repricing of underwater options.

Vesting Period: Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two to three years or less, this is generally considered too short).

Performance Hurdles

1.	Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).
2.	Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance.
3.	The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies – is generally considered a sufficiently demanding hurdle.
4.	A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting").
5.	In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.
6.	In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.
7.	The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

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8.	Support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.
9.	Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.
10.	Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.
11.	For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

1.	Do not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for Boston Partners to vote AGAINST a particular options grant on the basis of excessive retesting.
2.	Generally, vote AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

1.	The methodology for determining exercise price of options should be disclosed.
2.	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.
3.	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.
4.	Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

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5.	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

6.       The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

1.	Scheme should be open to all key executives.

2.       Scheme should not be open to non-executive directors. Other

1.	Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).
2.	Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Non-Executive Director Perks/Fringe Benefits (Australia)

Where a company provides fringe benefits to non-executive directors in addition to directors' board and committee fees, vote CASE-BY-CASE on:

1.	The remuneration report;
2.	Proposals to increase the non-executive directors’ aggregate fee cap; and/or
3.	The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Vote AGAINST when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

Vote CASE-BY-CASE on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company's non-executive directors.

In assessing director remuneration, consider how remuneration relates to shareholders’ interests, specifically:

1.	The size of the proposed increase;
2.	The level of fees compared to those at peer companies;

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3.	The explanation the board has given for the proposed increase;
4.	Whether the company has discontinued retirement benefits;
5.	Whether there is sufficient capacity within the previously approved aggregate fee cap to accommodate any proposed increases in director's fees;
6.	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
7.	The company’s policy and practices on non-executive director remuneration, including equity ownership;
8.	The number of directors presently on the board and any planned increases to the size of the board;
9.	The level of board turnover.

Generally, vote FOR a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares.

In Australia, vote AGAINST the increase if the company has an active retirement benefits plan for non- executive directors. Vote AGAINST where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options (New Zealand)

Generally, vote AGAINST the issue of options to non-executive directors.

Remuneration of Non-Executive Directors: Approval of Share Plan

For New Zealand, generally vote AGAINST the issue of options to non-executive directors. For Australia, generally, vote FOR the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors' shareholdings and alignment with investors.

Transparency of CEO Incentives (New Zealand)

Vote AGAINST the re-election of members of the remuneration committee if:

1.	The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or
2.	There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,
3.	There is no apparent credible explanation for the CEO not being a member of the board;

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Shareholder Resolutions (New Zealand)

Generally, vote FOR appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

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BRAZIL

I. Board of Directors

Minimum Independent Levels

Vote AGAINST the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would be less than 50 percent.3

Vote AGAINST the bundled election of directors if the post-election board of Nivel 1 and traditional companies would not have at least one-third of the board or two directors, whichever is higher, classified as independent.

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Brazil.

Election of Minority Nominees (Separate Election)

Vote FOR the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

In the absence of timely disclosure regarding minority nominees, an ABSTAIN vote will be issued for the separate minority election proposal.

In the absence of publicly disclosed information regarding the existence of board nominees presented by minority shareholders, an ABSTAIN vote will be issued for the procedural question requesting a separate election for the election of a director appointed by minority ordinary and/or preferred shareholders.

For fiscal council elections, in the event of publicly-disclosed minority nominee(s), Boston Partners will prioritize the support for the election of minority representatives, issuing an ABSTAIN vote for the management nominees. In the absence of timely disclosure of a minority fiscal council nominee, an ABSTAIN vote will be recommended for the fiscal council minority separate election agenda item, with a vote recommendation presented for the management fiscal council nominees.

Boston Partners will vote on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

3 2021 and 2022 are transitionary periods. Vote AGAINST proposed board with overall independence below 40 percent during this period.

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Installation of Fiscal Council

Vote FOR approval of the fiscal council installation unless no fiscal council nominees, appointed by either the company's management or by minority shareholders, have been disclosed in a timely manner. Vote to ABSTAIN from such proposals in the absence of publicly disclosed candidates.

In the event management recommends against the installation of the fiscal council, vote CASE-BY- CASE.

Combined Chairman/CEO

Vote AGAINST the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa)–Novo Mercado, Nivel 2, and Nivel 1–if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Vote AGAINST the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa), Novo Mercado, Nivel 2, and Nivel 1–after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Board Structure

Vote AGAINST proposals to increase board terms.

II. Capital Structure

Share Repurchase Plans

Boston Partners will generally vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;
2.	There is clear evidence of abuse;
3.	There is no safeguard against selective buybacks; or

Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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III. Compensation

Management Compensation

Generally, vote FOR management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote AGAINST management compensation proposals when:

1.	The company fails to present a detailed remuneration proposal or the proposal lacks clarity;
2.	The company does not disclose the total remuneration of its highest-paid executive; or
3.	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

Vote CASE-BY-CASE on global remuneration cap (or company’s total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous annual general meeting (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

1.	Whether there is a clearly stated and compelling rationale for the proposed increase;
2.	Whether the remuneration increase is aligned with the company’s long-term performance and/or operational performance targets disclosed by the company;
3.	Whether the company has had positive TSR for the most recent one- and/or three-year periods;
4.	Whether the relation between fixed and variable executive pay adequately aligns compensation with the company’s future performance.

Vote on a CASE-BY-CASE basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

Boston Partners will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value. Things to be considered include the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria; the potential for conflict of interests when administrators are also beneficiaries of the plan; and whether there are sufficient safeguards to mitigate such concerns are considered.

Vote AGAINST a stock option plan and/or restricted share plan, or an amendment to the plan, if:

1.	The plan lacks a minimum vesting cycle of three years;
2.	The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;
3.	The maximum dilution exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with

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dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

4.	Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a CASE-BY-CASE basis if non-executive directors are among the plan’s potential beneficiaries, paying special attention to:

1.	Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan’s administration; and
2.	The type of grant (if time-based, performance-based, or in lieu of cash), considering the long- term strategic role of boards of directors.

Specifically, for share matching plans, in addition to the abovementioned factors, vote AGAINST the plan, or an amendment to the plan, if:

1. The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, Boston Partners will vote AGAINST the plan if:

1.	The shares of the initial investment may be purchased by the participant at a discount to the market price;
2.	The initial investment is made using resources other than the annual variable remuneration received by the participant; or
3.	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

IV. Other

Items Antitakeover Mechanisms

Vote FOR mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

1.	Ownership trigger of 30 percent or higher; and
2.	Reasonable pricing provisions.

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CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES

I. Board of Directors

Director Elections

Generally, vote WITHHOLD for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX). Policy Considerations for Majority Owned Companies

Support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, non-management director nominees who are or who represent a controlling shareholder of a majority owned company may be supported if the company meets all of the following independence and governance criteria:

1.	The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
2.	In addition to the above, if the CEO is related to the controlling shareholder, no more than one- third of the board should be related to management (as distinct from the controlling shareholder);
3.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
4.	A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and
5.	Prompt disclosure of detailed vote results following each shareholder meeting.

If any of the above independence and governance criteria are not met, the policy exemption will not be applied. This policy will not be considered at dual class companies having common shares with unequal voting or unequal board representation rights.

Gender Diversity

WITHOLD votes from the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy.

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Audit Fee Disclosure

For TSX-listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

For Canada Venture Listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within 120 days after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote will be based on the fee disclosure for the prior fiscal year.

Director Attendance

Vote WITHHOLD for individual director nominees (except nominees who served for only part of the fiscal year or newly publicly listed companies or companies that have recently graduated to the TSX, should be considered CASE-BY-CASE) if the company has not adopted a majority voting director resignation policy and, if they have, a pattern of low attendance exists based on prior years’ meeting attendance.

Board Responsiveness

Vote WITHHOLD for continuing individual directors, nominating committee members, or the continuing members of the entire board of directors if at the previous board election, any director received more than 50 percent WITHHOLD votes of the votes cast under a majority voting director resignation policy and the nominating committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a CASE-BY- CASE basis;

Unilateral Adoption of an Advance Notice Provision

Vote WITHHOLD for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further WITHHOLD votes.

Externally-Managed Issuers (EMIs)

Vote CASE-BY-CASE on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

1.	The size and scope of the management services agreement;

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2.	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
3.	Overall performance;
4.	Related party transactions;
5.	Board and committee independence;
6.	Conflicts of interest and process for managing conflicts effectively;
7.	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
8.	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
9.	Historical compensation concerns;
10.	Executives’ responsibilities; and
11.	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Proxy Access

Proxy Contests – Voting for Director Nominees in Contested Elections

In addition to the General Policy when a dissident seeks a majority of board seats, Boston Partners will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. The detailed dissident plan will be compared against the incumbent plan and the dissident director nominees and management team will be compared against the incumbent team in order to arrive at a vote decision.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, Boston Partners will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

II. Shareholder Rights & Defenses

Advance Notice Requirements

Vote CASE-BY-CASE on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated

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purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

1.	To prevent stealth proxy contests;
2.	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
3.	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic include but are not limited to:

1.	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;
2.	The board’s inability to waive all sections of the advance notice provision under the policy or by- law, in its sole discretion;
3.	A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;
4.	A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
5.	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
6.	Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;
7.	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
8.	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

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Enhanced Shareholder Meeting Quorum for Contested Director Elections

Vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Appointment of Additional Directors Between Annual Meetings

Vote FOR these resolutions where:

1.	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
2.	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
3.	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

Article/By-law Amendments

Vote FOR proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

1.	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
2.	The quorum for a meeting of directors is less than 50 percent of the number of directors;
3.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
4.	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
5.	An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;
6.	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
7.	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or by-laws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR, which is the equivalent to the U.S.’ EDGAR System.

Vote FOR proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

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Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally, vote FOR management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

1.	To give the board more time to find an alternative value enhancing transaction; and
2.	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

1.	The plan gives discretion to the board to either:
a.	Determine whether actions by shareholders constitute a change in control;
b.	Amend material provisions without shareholder approval;
c.	Interpret other provisions;
d.	Redeem the rights or waive the plan’s application without a shareholder vote; or
e.	Prevent a bid from going to shareholders.
2.	The plan has any of the following characteristics:
a.	Unacceptable key definitions;
b.	Reference to Derivatives Contracts within the definition of Beneficial Owner;
c.	Flip over provision;
d.	Permitted bid minimum period greater than 105 days;
e.	Maximum triggering threshold set at less than 20 percent of outstanding shares;
f.	Does not permit partial bids;
g.	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
h.	Bidder must frequently update holdings;
i.	Requirement for a shareholder meeting to approve a bid; and
j.	Requirement that the bidder provide evidence of financing.
3.	The plan does not:

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a.	Include an exemption for a “permitted lock up agreement”;
b.	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
c.	Exclude reference to voting agreements among shareholders.

Exclusive Forum Proposals

Vote CASE-BY-CASE on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

1.	Jurisdiction of incorporation;
2.	Board rationale for adopting exclusive forum;
3.	Legal actions subject to the exclusive forum provision;
4.	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
5.	Company corporate governance provisions and shareholder rights; or
6.	Any other problematic provisions that raise concerns regarding shareholder rights.

III. Capital/ Restructuring

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally, vote FOR proposals to approve increased authorized capital if:

1.	A company’s shares are in danger of being de-listed; or
2.	A company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to approve unlimited capital authorization.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

1.	Whether other resolutions are bundled with the issuance;
2.	Whether the rationale for the private placement issuance is disclosed;
3.	Dilution to existing shareholders’ position;
4.	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non- diluted basis is considered generally acceptable;
5.	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

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6.	Market reaction: The market’s response to the proposed private placement since announcement; and
7.	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally, vote FOR the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

Blank Check Preferred Stock

Vote AGAINST proposals to create unlimited blank check preferred shares or increase blank cheque preferred shares where:

1.	The shares carry unspecified rights, restrictions, and terms; or
2.	The company does not specify any specific purpose for the increase in such shares.

Generally, vote FOR proposals to create a reasonably limited number of preferred shares where both of the following apply:

1.	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
2.	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which Boston Partners would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

1.	It is required due to foreign ownership restrictions and financing is required to be done out of country;
2.	It is not designed to preserve the voting power of an insider or significant shareholder;
3.	The subordinate class may elect some board nominees;
4.	There is a sunset provision; and
5.	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favor of time-driven release requirements.

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IV. Compensation

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all management say-on- pay proposals (MSOP) resolutions.

On a CASE-BY-CASE basis, Boston Partners will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Vote AGAINST MSOP proposals and/or vote WITHHOLD for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or AGAINST an equity-based incentive plan proposal if there is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

1.	The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
2.	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
3.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

1. The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential misalignment will receive a qualitative assessment to determine the ultimate vote, considering a range of CASE-BY-CASE factors which may include:

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1.	The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
2.	The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;
3.	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
4.	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;
5.	The trend considering prior years’ P4P concern;
6.	Extraordinary situation due to a new CEO in the last reported FY; and
7.	Any other factors deemed relevant.

Problematic Pay Practices

Vote AGAINST MSOP resolutions and/or vote WITHHOLD for compensation committee members if the company has significant problematic compensation practices. Generally, vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally, vote based on the preponderance of problematic elements; however, certain adverse practices may warrant WITHHOLD or AGAINST votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an AGAINST or WITHHOLD vote:

Poor disclosure practices: General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

1.	Excessive “make whole” provisions;
2.	Any of the problematic pay practices listed in this policy;

Egregious employment contracts: Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans: Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

1.	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
2.	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

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3.	Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;
4.	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
5.	Change-in-control payouts without loss of job or substantial diminution of job duties (single- triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure: Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Excessive perks: Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards: Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

1.	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);
2.	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);
3.	Cancellation and subsequent re-grant of options;

Internal Pay Disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

1.	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
2.	Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Equity-Based Compensation Plans

In addition to the General Policy, consider the following:

1.	Plan Features:
a.	Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)
b.	No financial assistance to plan participants for the exercise or settlement of awards;
c.	Public disclosure of the full text of the plan document; and

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d.	Reasonable share dilution from equity plans relative to market best practices. For Canada Venture Listed Companies, the basic dilution (i.e. not including warrants or shares reserved for equity compensation) represented by all equity compensation plans should not be greater than 10 percent.
e.	For Canada Venture Listed Companies, generally vote AGAINST if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years; and the plan is a rolling equity plan that enables auto-replenishment of share reserves without requiring periodic shareholder approval of at least every three years (i.e., evergreen plan).
i.	Generally, WITHHOLD votes from the continuing compensation committee members, (or, where no compensation committee has been identified, the board chair or full board), if the company maintains an evergreen plan (including those adopted prior to an initial public offering) and has not sought shareholder approval in the past two years and does not seek shareholder approval of the plan at the meeting.
2.	Grant Practices:
a.	Reasonable three-year average burn rate relative to market best practices (shouldn’t exceed 3.5%);
b.	Meaningful time vesting requirements for the CEO’s most recent equity grants (three- year lookback);
c.	The issuance of performance-based equity to the CEO;
d.	A clawback provision applicable to equity awards; and
e.	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally, vote AGAINST the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote AGAINST the plan if any of the following unacceptable factors have been identified:

1.	Discretionary or insufficiently limited non- executive director participation;
2.	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
3.	A history of repricing stock options without shareholder approval (three-year look-back);
4.	The plan is a vehicle for problematic pay practices, or a significant pay-for-performance disconnect under certain circumstances; or
5.	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Plan Cost

Vote AGAINST equity plans if the cost is unreasonable.

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Overriding Negative Factors

Plan Amendment Provisions

Vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.	Any increase in the number of shares reserved for issuance under a plan or plan maximum;
2.	Any reduction in exercise price or cancellation and reissue of options or other entitlements;
3.	Any amendment that extends the term of options beyond the original expiry;
4.	Amendments to eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on non- executive director participation;
5.	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and
6.	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Non- Executive Director (NED) Participation

Discretionary Participation

Vote AGAINST a management equity compensation plan that permits discretionary NED participation.

Limited Participation

Vote AGAINST an equity compensation plan proposal where:

1.	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or
2.	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options.

Individual Grants

Vote AGAINST individual equity grants to NEDs in the following circumstances:

1.	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting AGAINST the underlying equity compensation plan; and

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2.	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

1.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
2.	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
3.	Purchase price is at least 80 percent of fair market value with no employer contribution;
4.	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
5.	The Plan Amendment Provision requires shareholder approval for amendments to:
a.	The number of shares reserved for the plan;
b.	The allowable purchase price discount;
c.	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, Boston Partners will assess the SVT cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

Vote FOR deferred compensation plans if:

1.	SVT cost of the plan does not exceed the company’s allowable cap;
2.	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
3.	NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);
4.	The plan amendment provisions require shareholder approval for any amendment to:
5.	Increase the number of shares reserved for issuance under the plan;

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6.	Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
7.	Amend the plan amendment provisions.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
2.	The average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Non- Executive Director (NED) Deferred Share Unit (DSU) Plans

Vote FOR a NED deferred compensation plan if:

1.	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and
2.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Vote FOR NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
2.	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;
3.	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);
4.	The plan amendment provisions require shareholder approval for any amendment to:
a.	Increase the number of shares reserved for issuance under the plan; Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
b.	Amend the plan amendment provisions.
5.	In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if the average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

1.	Director stock ownership guidelines of a minimum of three times annual cash retainer;
2.	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;
3.	The mix of remuneration between cash and equity; and

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4.	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

On a CASE-BY-CASE basis, generally vote WITHHOLD for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non- executive director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

1.	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);
2.	Performance-based equity grants to non- executive directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
3.	Other significant problematic practices relating to director compensation.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account the target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Supplemental Executive Retirement Plan (SERP) Proposals

Vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

1.	Inclusion of equity-based compensation in the pension calculation;
2.	Inclusion of excessive bonus amounts in the pension calculation;

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3.	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;
4.	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);
5.	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

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CHINA AND HONG KONG

I. Board of Directors

Voting for Director Nominees in Uncontested Elections (Hong Kong)

Independence and Composition

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Hong Kong.

Generally, vote FOR the re/election of directors unless:

1.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
2.	Any non-independent director nominees where the board is less than one-third independent[4];
3.	The nominee is an executive director serving on the audit committee;
4.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board)
6.	There is a conflict of interest with the resolution(s) to be discussed in the board or committee meeting

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote AGAINST if:

1.	The nominee is an executive director and the board is not majority independent;
2.	The nominee is a non-independent chairman of the board.

Boston Partners will consider an independent non-executive director non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Generally, Boston Partners will vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

4 Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.

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II. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes Vote

AGAINST a stock option and/or performance share scheme if:

1.	Pricing Basis – The plan permits the exercise price of the stock options and/or grant price of the performance shares to be set at an unreasonable price compared to the market price without sufficient justification;
2.	Dilution – The maximum dilution level for the scheme exceeds 10 percent of issued capital; or of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
3.	Performance benchmark – The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or
4.	Incentive plan administration – Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme are involved in the administration of the scheme.

Additionally, in Hong Kong, generally vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or
3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

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Employee Stock Purchase Plans

Generally, vote FOR employee stock purchase plans (ESPPs) unless any of the following applies:

1.	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;
2.	The share purchase price is less than 90 percent of the market price (calculated as the average trading price 20 trading days prior to the pricing reference date pursuant to the CSRC’s guidelines on private placements) when the share purchase is conducted solely through private placement;
3.	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
4.	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
5.	The ESPP contains any other terms that are deemed disadvantageous to shareholders.

III. Capital Raising

Share Issuance Requests

Vote CASE-BY-CASE on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company’s past share issuance requests.

For Hong Kong, generally vote FOR the general share issuance mandate for companies that:

1.	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;
2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
3.	Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12-month period.

Share Repurchase Plans (Repurchase Mandate) (Hong Kong)

Generally, vote FOR resolutions seeking for share repurchase mandate.

Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)

Generally, vote FOR the share reissuance mandate for companies that:

1.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;
2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

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3.	Have no history of renewing the general issuance mandate several times within a period of one year.

A-share Private Placement Issuance Requests (Hong Kong)

Vote CASE-BY-CASE on share issuance requests, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

Adjustments of Conversion Price of Outstanding Convertible Bonds

Generally, vote AGAINST the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company’s justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Request/Increase in Borrowing Powers

Vote CASE-BY-CASE on non-convertible debt issuance requests, proposals to approve the specific pledging of assets for debt and increases in borrowing power. Generally, vote FOR such requests if:

1.	The size of the debt being requested is disclosed;
2.	A credible reason for the need for additional funding is provided;
3.	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
4.	There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion is acceptable on equity issuance requests, a vote FOR will be warranted. Boston Partners will vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

1.	The proposed maximum amount is more than twice the company’s total debt;
2.	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company- specific information will be considered.

For Hong Kong, for proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, vote AGAINST.

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In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Boston Partners takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

Boston Partners will vote AGAINST specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected.

Provision of Guarantees/ Loan Guarantee Requests

Vote CASE-BY-CASE on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;
2.	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

IV. Amendments to Articles of Association/ Company By-laws

Communist Party Committee

Generally, vote AGAINST proposals for article and/or by-law amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Other Article of Association/By-law Amendments

Vote CASE-BY-CASE on Articles of Association/bylaw amendments.

In China, generally, vote FOR by-law amendments if:

1.	They are driven by regulatory changes and are technical in nature; or
2.	They are meant to update company-specific information in the by-laws such as registered capital, address, and business scope, etc.

Generally, vote AGAINST the amendments if:

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1.	The company has failed to provide either a comparison table or a summary of the proposed amendments; or
2.	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V. Related Party Transactions

Loan Financing Requests

Vote CASE-BY-CASE on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

1. Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.
2.	Boston Partner will generally vote AGAINST the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.
3.	Boston Partners will generally vote AGAINST the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

Group Finance Companies

Vote AGAINST requests to deposit monies with a group finance company.

VI.	Proposals to Invest in Financial Products Using Idle Funds

Vote on proposals to invest in financial products using idle funds on a CASE-BY-CASE basis. Key factors for evaluating such requests include:

1.	Any known concerns with previous investments;
2.	The amount of the proposed investment relative to the company’s assets;
3.	Disclosure of the nature of the products in which the company proposes to invest; and
4.	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally, vote FOR such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company’s previous similar investments.

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CONTINENTAL EUROPE

Applies to: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland. Also applies to the United Kingdom and Ireland to the extent policies are shared.
For specific United Kingdom and Ireland policies, please see that section of the Policy.

I. Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The lead audit partner(s) has been linked with a significant auditing controversy; and
2.	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

Approval of Non-financial Information Statement/ Report

Generally, vote FOR the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

II.	Director Elections

Non-Contested Director Elections

Boston Partners may vote AGAINST proposals due to concerns related to at least one of the following specific factors, which are presented below as separate subsections.

Director Terms

1.	Generally, vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.
2.	Vote AGAINST article amendment proposals to extend board terms.

Bundling of Proposals to Elect Directors

1.	Directors should be elected individually.
2.	For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote AGAINST the election or

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reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

•	* Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Continental Europe.

Widely-held Controlled Companies and Non widely-held Companies

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Widely-held Non-controlled Companies

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if fewer than 50 percent of the board members elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent (Portugal is excluded from this provision); or fewer than one-third of all board members would be independent.

Disclosure of Names of Nominees

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available.

Election of a Former CEO as Chairman of the Board

Generally, vote AGAINST the (re)election of a former CEO to the supervisory board or board of directors in Germany, Austria, and the Netherlands if the former CEO is to be chair of the relevant board.

Companies are expected to confirm prior to the general meeting that the former CEO will not be (re)appointed as chair of the relevant board.

Given the importance of board leadership, Boston Partners may consider that the chair of the board should be an independent non-executive director.

Voto di Lista (Italy)

Boston Partners will vote CASE-BY-CASE.

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One Board Seat per Director

1.	In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the election/reelection of such legal entities and in favor of the physical person.
2.	If the representative of the legal entity holds the position of CEO, generally vote in favor of the legal entity and AGAINST the election/reelection of the physical person.

Composition of Committees

1.	For widely held companies, generally vote AGAINST the (re)election of any non-independent members of the audit committee if:
a.	Fewer than 50 percent of the audit committee members, who are elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent; or
b.	Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

2.	Generally, vote AGAINST the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.
3.	For widely held companies generally vote AGAINST the (re)election of any non-independent members of the remuneration committee if:
a.	Fewer than 50 percent of the remuneration committee members, who are elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent; or
b.	Fewer than one-third of all remuneration committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

4.	Generally, vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee. Boston Partners may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Boston Partners may consider that the entire board fulfills the role of a committee. In such case, Boston Partners may vote AGAINST the executives, including the CEO, up for election to the board.
5.	Composition of Nominating Committee (Finland, Iceland, Sweden, and Norway)
a.	Vote FOR proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.
b.	Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

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c.	Vote AGAINST proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.
d.	Vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:
I.	A member of the executive management would be a member of the committee;
II.	More than one board member who is dependent on a major shareholder would be on the committee; or
III.	The chair of the board would also be the chair of the committee.
e.	In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Boston Partners will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend by-laws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

Boston Partners will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

Vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

Board Gender Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a CASE-BY- CASE basis) if:

1.	The underrepresented gender accounts for less than 30 percent (or any higher domestic threshold) of shareholder-elected directors of a widely held company Excluding, where relevant, employee shareholder representatives.[5]
2.	Both genders are not represented on the board of a non-widely-held company.

Mitigating factors may include:

1.	Compliance with the relevant standard at the preceding annual meeting and a firm commitment, publicly available, to comply with the relevant standard within a year; or
2.	Other relevant factors as applicable.

5 In France, when employees exceed a given shareholding threshold in the company, they must be represented by employee shareholder representative(s) on the [supervisory] board.

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Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote CASE-BY- CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with Boston Partners’ director election policy.

III. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote FOR issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

These thresholds are mutually exclusive. When calculating the defined limits, all authorized and conditional capital authorizations are considered, including existing authorizations that will remain valid beyond the concerned shareholders' meeting.

For French Companies

Vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally, vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote FOR to be warranted.

Increases in Authorized Capital

Vote for proposals to increase authorized capital on a CASE-BY-CASE basis if such proposals do not include the authorization to issue shares from the (pre-)approved limit.

In case the proposals to increase authorized capital include the authorization to issue shares according to the (pre-) approved limit without obtaining separate shareholder approval, the general issuance policy applies.

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IV. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
b.	The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
i.	Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.
ii.	Companies are expected to provide meaningful information regarding the average remuneration of employees of the company, in a manner which permits comparison with directors’ remuneration.
c.	Companies shall adequately disclose all elements of the compensation, including:
i.	Any short- or long-term compensation component must include a maximum award limit.
ii.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
iii.	Discretionary payments, if applicable.
iv.	The derogation policy, if applicable, which shall clearly define and limit any elements (e.g., base salary, STI, LTI, etc.) and extent (e.g., caps, weightings, etc.) to which derogations may apply.
2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:
a.	The structure of the company’s short-term incentive plan shall be appropriate.
b.	The compensation policy must notably avoid guaranteed or discretionary compensation.
c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and
ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

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d.	The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).
3.	Avoid arrangements that risk “pay for failure”:
a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
i.	There shall be a clear link between the company’s performance and variable incentives. Financial and non-financial conditions, including ESG criteria, are relevant as long as they reward an effective performance in line with the purpose, strategy, and objectives adopted by the company.
ii.	There shall not be significant discrepancies between the company’s performance, financial and non-financial and real executive payouts.
iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.
b.	Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
a.	No executives may serve on the compensation committee.
b.	In certain markets the compensation committee shall be composed of a majority of independent members.
c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
2.	Proposed amounts are excessive relative to other companies in the country or industry.

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3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance- based cash to non-executive directors.
5.	Proposals introduce retirement benefits for non-executive directors.

Boston Partners will vote on a CASE-BY-CASE basis where:

1.	Proposals include both cash and share-based components to non-executive directors.
2.	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals of the like if the plan(s) is (are) in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

1.	The volume of awards (to be) transferred to participants under all outstanding plans must not be excessive.
2.	Awards must not exceed:
a.	5 percent of a company's issued share capital. This number can be up to 10 percent for high-growth companies or particularly well-designed plans (e.g., with challenging performance criteria, extended vesting/performance period, etc.);
b.	The plan(s) must be sufficiently long-term in nature/structure: the vesting of awards (i) must occur no less than three years from the grant date, and (ii) if applicable, should be conditioned on meeting performance targets that are measured over a period of at least three consecutive years;
c.	If applicable, performance criteria must be fully disclosed, measurable, quantifiable, and long-term oriented;
d.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

Compensation-Related Voting Sanctions

Should a company be deemed:

•	To have egregious remuneration practices;
•	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
•	To have failed to respond to significant shareholder dissent on remuneration-related proposals; an adverse vote could be applied to any of the following on a CASE-BY-CASE basis:

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1.	The (re)election of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;
2.	The reelection of the board chair;
3.	The discharge of directors; or
4.	The annual report and accounts.

Other adverse recommendations under existing remuneration proposals (if any) should also be considered.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward. This includes one or a combination of the following:

1.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
2.	Having significantly higher expected dividends than actual historical dividends;
3.	Favorably adjusting the terms of existing options plans without valid reason; and/or
4.	Any other provisions or performance measures that result in undue award.

Boston Partners will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally, vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Boston Partners considers the following factors when evaluating share matching plans:

1.	For every share matching plan, Boston Partners requires a holding period.
2.	For plans without performance criteria, the shares must be purchased at market price.
3.	For broad-based share matching plans directed at all employees, Boston Partners accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
4.	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Boston Partners guidelines.

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V. Other Items

Antitakeover Mechanisms

For the Netherlands, votes regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, Boston Partners will vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning Boston Partners’ guidelines and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);
2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
3.	The issuance authority is for a maximum of 18 months;
4.	The board of the company-friendly foundation is fully independent;
5.	There are no priority shares or other egregious protective or entrenchment tools;
6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
7.	The foundation buying the PPS does not have as a statutory goal to block a takeover; and
8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A FOR vote to approve the “enabling” authority proposal would be on the basis that Boston Partners would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, annual general meetings, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, Boston will generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, Boston Partners would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, Boston Partners would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of

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the first annual general meeting at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal Boston Partners will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, Boston Partners will consider a vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Boston Partners will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

1.	Director Remuneration
2.	Consulting Services
3.	Liability Coverage
4.	Certain Business Transactions

In general, Boston Partners expects companies to provide the following regarding related-party transactions:

1.	Adequate disclosure of terms under listed transactions (including individual details of any consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);
2.	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;
3.	Fairness opinion (if applicable in special business transactions); and
4.	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, Boston Partners will vote AGAINST these proposals.

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EUROPE, THE MIDDLE EAST, AND AFRICA

Applies to: Markets in South-Eastern Europe and the Near East; Albania, Bahrain, Belarus, Bosnia, Botswana, Burkina Faso, Egypt, Gabon, Georgia, Ghana, Ivory Coast, Jordan, Kenya, Kosovo, Kuwait, Lebanon, Macedonia, Malawi, Mauritius, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Rwanda, Saudi Arabia, Senegal, Tanzania, Togo, Tunisia, Turkey, Ukraine, Uganda, United Arab Emirates, Zambia, and Zimbabwe. Also applies to Russia and Kazakhstan, and Israel to the extent policies are shared. For specific Russia and Kazakhstan, and Israel policies, please see those sections of the Policy.

I. Operational Items Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or
2.	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Generally, vote for approval of the corporate governance and/or the board report, unless information about corporate governance practices to be included in those reports has not been publicly disclosed by the company in a timely manner.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless: for widely-held companies, fees (if disclosed) for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

Donations

Vote FOR proposals seeking the approval of donations for the fiscal year under review unless:

1.	The amount of donations for the fiscal year in review is not publicly available at the time of analysis; or
2.	There are controversies surrounding the company's use of donations.

Vote FOR proposals seeking the approval of donations for the upcoming fiscal year unless:

1.	The company does not provide a cap for the amount of future donations, and there is no disclosure regarding donations being made under the fiscal year in review; or
2.	There are controversies surrounding the company's use of donations.

II.	Board of Directors

Board Independence

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Europe, the Middle East, and Africa.

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If a nominee cannot be categorized, Boston Partners will consider that nominee as non-independent and include that nominee in the calculation of overall board independence.

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if overall board independence is less than one-third, excluding, where relevant, employee shareholder representatives.

Vote FOR (AGAINST) employee or labor representatives if they sit on either the audit or compensation committee and are (not) required by law to be on these committees.

Committee Independence

Vote AGAINST proposals seeking the election of non-independent members of the audit committee if:

1.	Fewer than one-third of all audit committee members[6] excluding, where relevant, employee shareholder representatives, would be independent; or
2.	A non-independent member is being presented for election or reelection as the audit committee chair.

This policy applies to bundled and unbundled items.

For companies incorporated in Turkey, vote AGAINST the (re)election of any non-independent members of the audit committee.

Vote AGAINST the (re)election of executives who serve on the company’s audit committee. Vote AGAINST if the disclosure is insufficient to determine whether an executive serves or will serve on the audit committee. If Boston Partners believes the entire board fulfills the audit committee role, vote AGAINST any executives, including the CEO.

For Nigerian companies, vote FOR the election of shareholders' representatives as members of the statutory audit committee unless the names of the proposed candidates are not publicly disclosed in a timely manner or there are specific concerns about the candidates.

Cumulative Voting System

When directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies vote CASE-BY-CASE on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Generally, ABSTAIN votes from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

1.	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates.
2.	Candidates whose professional background may have the following benefits:

6 For Saudi Arabian companies, Boston Partners will include external (non-board members) nominees in the assessment of the audit committee's level of independence.

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a.	Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).
b.	Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.
3.	Incumbent board members and candidates explicitly supported by the company's management.

III. Capital Structure

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

IV. Compensation

Vote FOR proposals to award cash fees to non-executive directors unless:

1.	The board fees paid for the fiscal year under review are not disclosed in a timely manner;
2.	The proposed amounts are excessive relative to similarly sized companies in the same market/sector, with no justification provided by the company; or
3.	There is significant concern on the company's past practices regarding directors' remuneration.

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In case there is a significant increase in fees with limited or no justification, vote on the proposal on a CASE-BY-CASE basis.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Remuneration Policy/Report

Vote CASE-BY-CASE on compensation related-proposal including both non-executive and executive directors (or executive directors only) taking into account the following factors:

1.	Information on compensation-related proposals shall be made publicly available in a timely manner;
2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local best market practice standards dictate;
3.	Companies shall adequately disclose all elements of the compensation, including any short- or long-term compensation component.

When assessing a company's remuneration policy and/or report, generally vote AGAINST if the level of disclosure around the policy and/or the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, vote FOR the approval of the executive remuneration policy and/or the remuneration report on a CASE-BY-CASE approach paying particular attention as to whether the proposed policy and/ or amendments are aligned with shareholders’ interest.

V. Other Items

Related-Party Transactions

In the case of Nigerian companies, vote FOR proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to the general mandate.

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INDIA

I. Board of Directors

Executive Appointment

Vote FOR executive appointment and remuneration proposals, unless there is evidence of problems in the past or significant concerns with the individual’s qualifications, proposed remuneration, or performance or the position.

Election of Directors

Accountability

Generally, vote AGAINST directors who are not liable to retire by rotation and whose continuation on the board will not be subject to shareholder review and approval going forward.

Composition

Separation of Roles of Chair and CEO

For the NIFTY 500 and BSE 500 companies, vote AGAINST the board chair and the chair of the nomination committee (or a senior member of the nomination committee on a CASE-BY-CASE basis) up for reelection, if there is no separation of roles between the CEO and chairperson, as required under the applicable regulations.

II. Remuneration

Director Commission and Executive Compensation

Fees for Non-executive Directors

For aggregate non-executive director remuneration, generally, vote FOR resolutions regarding director fees unless there is a clear indication that directors are being rewarded for poor performance, or the fees are excessive relative to fees paid by other companies of similar size.

For individual non-executive director remuneration, vote on a case-to-case basis depending on the role and contribution of the concerned director, company performance, the quantum of proposed remuneration, peer benchmarking, and the overall pay structure.

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Executive Compensation

Generally, vote AGAINST the payment of remuneration in excess of the minimum remuneration and the waiver of recovery of excess remuneration paid to executives in the event of loss or inadequate profit unless compelling justification is provided in support of the proposal.

Any increases in total remuneration for executives should not be out of line with general increases at the company. Vote CASE-BY-CASE on executive compensation proposals considering whether:

1.	Quantum of pay and proposed hike is reasonable and commensurate with the size and scale of company;
2.	Past remuneration has been aligned with performance;
3.	Pay is benchmarked to industry/market peers;
4.	Pay as a multiple of median employee pay is reasonable;
5.	The proposed pay structure has sufficient degree of variable pay;
6.	Terms of LTIP/stock option plans are disclosed;
7.	The award levels for the different components of variable pay are clearly defined and capped;
8.	Performance conditions have been stated;
9.	Malus/clawback/deferred pay provisions are in place; and
10.	The board has unreasonable level of discretion and flexibility in deciding the final pay.

Equity Compensation Plans

Generally, vote FOR option plans and restricted share plans.

Vote AGAINST an option plan if:

1.	The maximum dilution level for the plan exceeds:
a.	5 percent of issued share capital for a mature company (this may be increased to 10 percent if the plan includes other positive features such as a challenging performance criteria and meaningful vesting periods as these partially offset dilution concerns by reducing the likelihood that options will become exercisable or performance shares are issued unless there is a clear improvement in shareholder value);
b.	10 percent for a growth company; or
2.	The plan permits options to be issued with an exercise price at a discount to the current market price.

Vote AGAINST a restricted share plan if:

1.	The maximum dilution level for the plan exceeds 5 percent of issued share capital for a mature company or 10 percent for a growth company; or
2.	The plan does not include a challenging performance criteria and meaningful vesting periods to partially offset dilution concerns by reducing the likelihood that performance shares are issued unless there is a clear improvement in shareholder value.

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III. Share Issuance Requests

Preferential Issuance Requests and Preferential Issuance of Warrants

Vote CASE-BY-CASE on requests for preferential issuance (private placements) and issuance of preferential warrants.

Specific Issuance Requests

Vote CASE-BY-CASE on issuances of shares for specific purposes.

IV. Debt Issuance Requests

Debt Related Proposals

In evaluating debt-related proposals, consider the following factors:

1.	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?
2.	Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
3.	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
4.	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?
5.	The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company’s borrowing powers if:

1.	The size of the debt being requested is disclosed;
2.	A credible reason for the need for additional funding is provided;
3.	The potential increase in debt is not excessive; and

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4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For non-financial companies, the following criteria are used to assess whether the potential increase in debt is considered excessive:

1.	The proposed maximum amount is more than twice the company’s total debt;
2.	It could result in the company’s debt-to-equity ratio, or gearing level, exceeding 300 percent; and
3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

Generally, vote FOR debt-related proposals of financial companies taking into account the current financial standing of the company, including but not limited to:

1.	The capital adequacy to risk (weighted) assets; or
2.	Capital adequacy ratio vis-à-vis the regulatory norm;
3.	Revenue growth; and
4.	Asset base.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

1.	The size of the debt being requested is disclosed;
2.	A credible reason for the need for additional funding is provided;
3.	Details regarding the assets to be pledged are disclosed; and
4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. Vote AGAINST proposals that grant excessive authority to the board or management.

Financial Assistance

Vote CASE-BY-CASE on requests for financial assistance. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;
2.	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or
3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

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When the proposed guarantee does not fall into the above criteria, generally vote FOR the request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

V. Miscellaneous

Accept Financial Statements and Statutory Reports

Generally, vote FOR the approval of financial statements and statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or
2.	There has been an accounting fraud or materials misstatement during the year.

Acceptance of Deposits

Generally, vote AGAINST proposals to accept deposits from shareholders and/or the public, unless there are no significant causes for shareholder concern regarding the terms and conditions of the deposit.

Sufficient information regarding the deposits must be disclosed, including:

1.	Justification for the need for additional funding; and
2.	The interest rate offered, which must not exceed the interest rate prescribed by the Reserve Bank of India (RBI) for acceptance of deposits by non-banking financial companies (NBFCs).

Charitable Donations

Vote AGAINST proposed charitable donations, unless:

1.	Adequate disclosure on the rationale for the donation and exact term of the authority are provided in the meeting materials, and
2.	The party receiving the charitable donation is an independent third party.

Increase in Foreign Shareholding Limit

Vote FOR requests for increases in foreign shareholder limits, unless there are outstanding issues concerning the company.

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ISRAEL

I.  Operational Items Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees unless, fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index); or audit fees are being reported together with tax / other fees.

II.  Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
b.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
c.	Companies shall adequately disclose all elements of the compensation, including:
i.	Any short- or long-term compensation component must include a maximum award limit.
ii.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
iii.	Discretionary payments, if applicable.
2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:
a.	The structure of the company’s short-term incentive plan shall be appropriate.
b.	The compensation policy must notably avoid guaranteed or discretionary compensation.
c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and
ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

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d.	The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).
3.	Avoid arrangements that risk “pay for failure”:
a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
i.	There shall be a clear link between the company’s performance and variable awards.
ii.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.
b.	Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
a.	No executives may serve on the compensation committee.
b.	In certain markets the compensation committee shall be composed of a majority of independent members.
c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
2.	Proposed amounts are excessive relative to other companies in the country or industry.
3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

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4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance- based cash to non-executive directors.
5.	Proposals introduce retirement benefits for non-executive directors.

Equity-based Compensation Guidelines

Vote FOR equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Boston Partners will vote AGAINST plans if the three-year average burn rate exceeds 3.5 percent.

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JAPAN

I. Routine Miscellaneous

Income Allocation

Generally, vote FOR approval of income allocation, unless:

1.	Payout ratio is consistently low without adequate justification; or
2.	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

Generally, vote FOR the election of statutory auditors, unless:

1.	The outside statutory auditor nominee is regarded as non-independent; or
2.	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
3.	The statutory auditor is judged to be responsible for clear mismanagement or shareholder- unfriendly behavior.
4.	Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

II. Election of Directors

Voting on Director Nominees in Uncontested Elections

There are three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditor structure: vote FOR the election of directors, except:
a)	Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;
b)	For meetings on or after Feb. 1, 2022, top executive(s) at a company that allocates a significant portion (20 percent or more) of its net assets to cross-shareholdings. Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring;

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c)	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors and, for meetings on or after Feb. 1, 2022, at least one-third of the board members will not be outside directors;
d)	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors and at least one-third of the board members will be independent directors;
e)	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders; or
f)	An outside director nominee who attended less than 75 percent of board meetings during the year under review.
2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:
a)	Where an outside director nominee is regarded as non-independent and the board, after the shareholder meeting, is not majority independent;
b)	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors; or
c)	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors and at least one-third of the board members will be independent directors.
3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:
a.	Where an outside director nominee who is also nominated as an audit committee member (outside director nominees who are not nominated as audit committee members are not subject to this policy) is regarded as non-independent; or
b.	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

III. Article Amendments

Adoption of a U.S.-style Three Committee Board Structure

Generally, vote FOR the adoption of a U.S. style, three-committee board structure.

Adoption of a Board with Audit Committee Structure

Generally, vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder

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proposals on income allocation, vote AGAINST the article amendments. Vote CASE-BY-CASE if the board currently has a three-committee structure.

Increase in Authorized Capital

Generally, vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote FOR proposals to increase authorized capital, unless the increase is intended for a poison pill.

Creation/Modification of Preferred Shares/Class Shares

Generally, vote CASE-BY-CASE on this request.

Repurchase of Shares at Board’s Discretion

Vote CASE-BY-CASE on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

1.	Balance sheet conditions;
2.	Capital efficiency and return on equity;
3.	Past share buybacks and dividend payouts;
4.	Board composition;
5.	Shareholding structure; and
6.	Other relevant factors.

Generally, vote AGAINST these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights

Generally, vote AGAINST this change.

Limit Rights of Odd Shareholders

Generally, vote FOR this change.

Amendments Related to Takeover Defenses

Generally, vote FOR this proposal, unless Boston Partners opposes or has opposed the poison pill proposal by itself.

Decrease in Maximum Board Size

Generally, vote FOR this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

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Supermajority Vote Requirement to Remove a Director

Generally, vote AGAINST proposals seeking a supermajority requirement to remove a director.

Creation of Advisory Positions (Sodanyaku or Komon)

Generally, vote AGAINST amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon,” unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Payment of Dividends at the Board’s Discretion

Generally, vote AGAINST proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote FOR the article amendments.

Management Buyout Related Amendments

Generally, vote CASE-BY-CASE on management related buyout amendments.

IV. Compensation

Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

Generally, vote FOR approval of retirement bonuses, unless:

1.	Recipients include outsiders; or
2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or
3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Generally, vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

1.	Recipients include outsiders; or
2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or
3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

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Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Generally, vote FOR approval of stock option plans, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or
3.	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Generally, vote FOR approval of deep-discounted stock option plans10, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or
2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or
3.	The maximum number of options that can be issued per year is not disclosed; or
4.	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

Generally, vote FOR proposals seeking to increase director fees, if:

1.	The specific reason(s) for the increase are explained; or
2.	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

1.	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally, vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

Generally, vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior

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KOREA

I. Election of Directors

Director Elections

Independence

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Korea.

Vote AGAINST any non-independent director nominees where the board is less than majority- independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

Composition

For cases where the election of multiple directors are presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any governance concerns.

Voting on Director Nominees in Contested Elections

Vote CASE-BY-CASE, determining which directors are best suited to add value for shareholders. The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Management’s track record;
2.	Background to the contested election;
3.	Nominee qualifications and any compensatory arrangements;
4.	Strategic plan of dissident slate and quality of the critique against management;
5.	Likelihood that the proposed goals and objectives can be achieved (both slates); and
6.	Stock ownership positions.

II. Audit Related

Election of Audit Committee Member(s)

Vote CASE-BY-CASE on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

For small companies, Boston Partners will vote AGAINST a non-independent director nominee if the audit committee is less than two-thirds independent.

Election of Internal Auditor(s)/ Establishment of Audit Committees

Vote CASE-BY-CASE on the election of internal auditor(s). Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee. For those small companies which choose to create an audit committee in place of the internal auditor system vote FOR the election of an inside

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director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

Generally, vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

III. Capital Structure/Restructuring

Stock Split

Generally, vote FOR stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Spinoff Agreement

Generally, vote FOR the approval of a spinoff agreement, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
2.	The company's structure following the spinoff does not reflect good corporate governance;
3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
4.	The company does not provide sufficient information upon request to make an informed voting decision.
5.	There is an accompanying reduction in capital.

Reduction in Capital Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately AGAINST all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in Capital Not Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company

Generally, vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

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2.	The company's structure following such transactions does not reflect good corporate governance;
3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
4.	The company does not provide sufficient information upon request to make an informed voting decision; and/or
5.	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

IV.	Compensation

Remuneration Cap for Directors

Generally, vote FOR approval of the remuneration cap for directors, unless:

1.	The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or
2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

Generally, vote FOR the remuneration cap for internal auditors, unless:

1.	The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or
2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or
3.	There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

Generally, vote FOR stock option grant proposals, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

Generally, vote FOR the establishment of, or amendments, to executives' severance payment terms, unless:

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1.	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;
2.	The negative provisions proposed in a resolution outweigh any positive ones; and/or
3.	The company proposes to introduce a new clause that is effectively a golden parachute clause.

Stock Option Programs for the Employee Stock Ownership Plan

Generally, vote FOR article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

1.	The company explicitly states that shareholders’ approval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the earliest general meeting; and
2.	The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Golden Parachute Clause

Generally, vote AGAINST proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

V. Routine/Miscellaneous

Authorizing Board to Approve Financial Statements and Income Allocation

Generally, vote AGAINST proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

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RUSSIA AND KAZAKHSTAN

I.  Operation Items Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless the financial statements and/or auditor's report are not disclosed or are incomplete.

Appointment of Auditors and Auditor Fees

For widely-held companies, vote AGAINST the authorization of auditor fees, or AGAINST the election of auditors if the authorization of auditor fees is not presented as a separate item, if:

1.	Non-audit fees exceed audit-related fees (or any stricter limit under local law or best practice); or
2.	Audit fees are not disclosed.

Appointment of Audit Commission

Vote FOR the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

1.	Adequate disclosure, including the nominees' names, has not been provided in a timely manner;
2.	There are serious concerns about the work and/or the composition of the audit commission;
3.	There are serious concerns about the statutory reports presented or the audit procedures used;
4.	There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a CASE- BY-CASE basis considering the following factors:

1.	Nominees' independence and potential conflicts of interest;
2.	Nominees' qualifications, experience, and past track records;
3.	Current composition of the audit commission.

Early Termination of the Audit Commission

Vote FOR the early termination of powers of the audit commission unless there are any concerns with the proposal.

II. Board of Directors

Cumulative Voting System

Where the number of candidates is equal to the number of board seats, vote FOR all independent director nominees.

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

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1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;
2.	Nominee(s) qualification, knowledge, and experience;
3.	Attendance record of the director nominees;
4.	Company's free float.

Where none of the director nominees can be classified as independent Boston Partners will consider factors including, but not limited to, the following when deciding whether to vote in favor of a candidate's (re)election:

1.	A director nominee, while not classified as independent per Boston Partners’ classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;
2.	A director nominee possesses adequate qualification, knowledge and experience;
3.	There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

At companies on the main index, Boston Partners may vote AGAINST all nominees, if none of the proposed candidates can be classified as independent non-executive directors.

Vote CASE-BY-CASE for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

For the companies that have a status of an International Company re-domiciliated to Russia and choose to follow the regulation of a country from which they have re-domiciliated, vote in accordance with the Country Guidelines applicable to the company prior to its re-domiciliation.

Early Termination of Powers of Board of Directors

Vote FOR the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

Vote AGAINST proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

Vote FOR the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

Vote FOR (AGAINST) the early termination of powers of the general director where such a proposal is (is not) supported by compelling justification.

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III. Compensation

Vote compensation plans on a CASE-BY-CASE basis.

Non-Executive Director Compensation

Generally, vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
2.	Proposed amounts are excessive relative to other companies in the country or industry.
3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance- based cash to non-executive directors.
5.	Proposals introduce retirement benefits for non-executive directors.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

1.	The volume of awards transferred to participants must not be excessive;
2.	The potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:
a.	The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent. In this case, we will need to have performance conditions attached to the plans which should be acceptable;
b.	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
c.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;
3.	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

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SINGAPORE

I. Board of Directors

Voting for Director Nominees in Uncontested Elections - Independence and Composition

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Singapore.

Generally, vote FOR the re-election of directors, unless:

1.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
2.	Any non-independent director nominees where the board is less than one-third independent[7];
3.	The nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is less than majority independent under the following scenarios:
a.	The chairman and the CEO are the same person;
b.	The chairman and the CEO are immediate family members;
c.	The chairman is part of the management team; or
d.	The chairman is not an independent director.
4.	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.
6.	There is a conflict of interest in the resolution(s) to be discussed in the board or committee meeting.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote AGAINST if:

1.	The nominee is an executive director;
2.	The nominee is a non-independent chairman of the board.

Boston Partners will consider an independent non-executive director non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

7 Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.

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Boston Partners will generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value

II. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

Generally, vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or
3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

III. Share Issuance Requests

Issuance Requests

For companies listed on the Mainboard of the Singapore Exchange, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

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General Issuance Requests – Real Estate Investment Trusts

Generally, vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies.

For Singapore companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights. For Real Estate Investment Trusts, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 10 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally, vote FOR resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the price limit for on-market repurchases exceeds 5 percent or the premium over the overage trading price of the shares as implied by the price limit for off-market repurchased exceeds 20 percent.

IV. Articles and By-law Amendments

Vote CASE-BY-CASE on proposed amendments to the Articles and By-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote AGAINST:

1.	The proposed amendments;
2.	The adoption of new Articles of Association; or
3.	The replacement of the current constitutional document.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V. Related Party Transactions

Generally, vote FOR mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

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SOUTH AFRICA

I. Operational Items

Authority to Ratify and Execute Approved Resolutions

Vote FOR the authority to ratify and execute approved resolutions, unless opposing all other items on the agenda.

II. Board of Directors

Voting on Director Nominees in Uncontested Elections

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in South Africa. Boston Partners applies a three-year cooling off period to immediate family members, auditors, and senior legal advisors.

Generally, vote FOR the election/ reelection of directors unless the director is a non-independent NED:

1.	Serving on the audit committee (unless there is a separate annual general meeting proposal specifically covering his/her election as an audit committee member);
2.	Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials; or
3.	The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials.

Accountability

Do not support bundled elections.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

Audit Committee Elections

Vote for the re-election of the audit committee and/or audit committee members, unless:

1.	Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;

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2.	Committee members are elected individually, and the audit committee member is a non- independent NED;
3.	The board chair is a member of the audit committee, in line with the position stated in King IV. Boston Partners will only apply this provision to large, widely held companies;
4.	Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or
5.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

Social and Ethics Committee Elections

Vote FOR the reelection of the social and ethics committee and/or social and ethics committee members, unless:

1.	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or
2.	Serious concerns have been raised with the work of the committee during the year.

III. Capital Structure

Share Issuance Authorities

Vote FOR a general authority to place authorized but unissued ordinary shares under the control of the directors, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;
2.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or
3.	The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote FOR a general authority to issue ordinary shares for cash, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or
2.	The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote FOR a general authority to issue preference shares, unless:

1.	Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or
2.	The terms of the preference shares would adversely affect the rights of existing shareholders.

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3.	The issue of shares pursuant to a specific transaction will be considered on a CASE-BY-CASE basis, depending on the merits of the underlying deal.

Share Buyback Authorities

Vote FOR a general share buyback authority, unless:

1.	The company wishes to repurchase more than 20 percent of its issued share capital over the year;
2.	The repurchase can be used for takeover defenses; or
3.	There is clear evidence of abuse.

IV. Remuneration

Fees for Non-Executive Directors

Vote FOR the fees payable to non-executive directors unless the proposed fees are excessive, relative to similarly-sized companies in the same sector. Fees should specifically relate to an individual's responsibilities as a non-executive director on the board; open-ended authorities covering ad hoc or consultancy work are generally not supported due to the potential impact on director independence.

Approval of Remuneration Policy

When assessing a company's remuneration policy, Boston Partners will generally vote AGAINST if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the executive remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;
2.	The vesting period for long-term incentive schemes is set at less than three years;
3.	Long-term schemes include an element of retesting;
4.	The policy provides for grants of share options at a discount to market value;
5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);
6.	The quality of disclosure around the severance provisions of the executive directors' service contracts, including any potential termination payments, is considered inadequate;
7.	The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Approval of Implementation Report

When assessing the implementation report, Boston Partners will generally vote AGAINST if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an

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informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the implementation report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Large increases in fixed remuneration have been implemented which have not been adequately explained;
2.	The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);
3.	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;
4.	The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;
5.	Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;
6.	Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative vote.

New Equity Incentive Scheme or Amendment to Existing Scheme

Boston Partners evaluates management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis. When judging such items, Boston Partners will generally vote AGAINST if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, Boston Partners will vote FOR the proposal unless one or more of the following apply:

1.	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.
2.	Performance conditions can be retested.
3.	Performance is measured over a period shorter than three years.
4.	The plan allows for option repricing or issue of options at a discount or backdating of options.
5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).
6.	The scheme provides for potentially excessive individual reward or has no caps on individual participation.

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7.	The scheme rules allow for accelerated vesting upon termination (including change of control) without reference to relevant performance criteria. In addition, best practice suggests that "good leaver" treatment should include appropriate pro-rating to outstanding long-term incentive awards to reflect any reduced time in service.
8.	NEDs can participate in the scheme.

9.       The scheme is in any way not considered aligned with shareholder interests. Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Financial Assistance

Vote FOR a general authority to provide financial assistance, unless:

1.	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;
2.	The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorize the provision of preferential loans to directors; or
3.	As part of the authority, the company seeks approval to provide financial assistance "to any person".

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

V. Other Items

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

Vote on a new MOI or on amendments to the MOI on a CASE-BY-CASE basis, depending on the impact on shareholder rights.

Boston Partners will normally vote AGAINST a MOI which limits retirement by rotation to non- executive directors only.

Black Economic Empowerment (BEE) Transactions

Vote on BEE transactions on a CASE-BY-CASE basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Social and Ethics Committee Report

Vote FOR the report of the social and ethics committee, unless:

1.	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or
2.	Serious concerns have been raised with the work of the committee during the year.

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TAIWAN

I. Allocation of Income and Dividends

Allocation of Income and Dividends

Generally, vote FOR approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

1.	Cash dividends from earnings;
2.	Cash dividends from capital reserves;
3.	New shares from capital reserves;
4.	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends or New Shares from Capital and Legal Reserves

Generally, vote FOR proposals to distribute dividends or new shares from capital and legal reserves.

Stock Dividends

Resolution Type: Special

Generally, vote FOR proposals to distribute stock dividends.

II. Capital Reduction

Generally, vote FOR the capital reduction to offset losses or to distribute cash to shareholders unless:

1.	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or
2.	The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

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III. Amendments to Company Articles/By-laws

Cash Dividend Distribution Plans

Generally, vote AGAINST proposals for article amendments to grant the board full discretion to decide on the company's cash dividend distribution plan without shareholder approval.

IV. Capital Raising

Generally, vote FOR general authority to issue shares if:

1.	A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
2.	A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

V. Compensation

Equity Based Compensation

Vote CASE-BY-CASE on employee restricted stocks and/or employee stock warrant plans. Vote AGAINST the employee restricted stocks plan and/or employee stock warrants plan if any of the following features is not met:

1.	Existing substantial shareholders are restricted in participation;
2.	Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or
3.	Reasonable vesting period (at least two years) is set.

VI. Release of Restrictions on Directors Competitive Activities

Vote AGAINST release of restrictions on competitive activities of directors if:

1.	There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on; or
2.	The non-nomination system is employed by the company for the director election.

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UNITED KINGDOM AND IRELAND

I. Operational Items

Accept Financial Statements and Statutory Reports

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote. For smaller companies, other minimum disclosure requirements include:

The identity of all the directors, their board roles, committee memberships and independence classification;

1.	List of major shareholders;
2.	Attendance at board and committee meetings; and
3.	Details of compliance against a "recognized corporate governance code" (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, Boston Partners may vote AGAINST this resolution. Specific concerns include:

1.	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)
2.	Absence of regular re-election for all directors (once every three years at a minimum); and
3.	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote; this is more likely in the event of repeated concerns identified over a number of years.

II. The Board of Directors

Board Diversity

Gender Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a CASE-BY- CASE basis) in the following cases

1.	The company is a constituent of the FTSE 350 (excluding investment trusts) and the board does not comprise at least 33 percent representation of women.
2.	The company (excluding investment trusts) is a constituent of any of the following, and there is not at least one woman on the board:
a.	FTSE Small Cap;

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b.       ISEQ 20;

c.       Listed on the AIM with a market capitalization of over GBP 500 million. Mitigating factors include:

1.	Compliance with the relevant board diversity standard at the preceding annual general meeting and a firm commitment, publicly available, to comply with the relevant standard within a year.
2.	Other relevant factors as applicable.

Ethnic Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a case-by-case basis) if the company is a constituent of the FTSE 100 index (excluding investment companies) and has not appointed at least one individual from an ethnic minority background to the board.

There is an expectation for constituents of the following indices (excluding investment companies) to appoint at least one individual from an ethnic minority background to the board by 2024:

1.	FTSE 250 index;
2.	FTSE SmallCap;
3.	ISEQ 20;
4.	Listed on the AIM with a market capitalization of over GBP 500 million.

The abovementioned companies are expected to publicly disclose a roadmap to compliance with best market practice standards of having at least one director from an ethnic minority background by 2024.

Board Independence and Tenure

Directors are assessed on a CASE-BY-CASE basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply, in accordance with the

U.K. Governance Code. The director nominee:

1.	Has been an employee of the company or group during the last five (5) years;
2.	Has, or a connected person has had, within the last three (3) years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;
3.	Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;
4.	Has close family ties with any of the company's advisers, directors or senior employees;
5.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;
6.	Represents a significant shareholder;
7.	Is attested by the board to be a non-independent non-executive director;
8.	Is a former board chair; or

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9.	Has a substantial personal shareholding of greater than 1 percent (greater than three percent for small companies; greater than 1 percent for investment companies provided the investment trust is listed in the FTSE All-Share index); or
10.	Tenure.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, classified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote would over time be applied to the chairman's re-election.

Non-executive directors that have served concurrently with an executive director for over nine (9) years, are deemed non-independent.

If a non-executive director has served for fifteen (15) years on the board, Boston Partners deems such individuals as non-independent.

The board chair should not remain in post for more than nine (9) years from the date of their first appointment to the board. However, their appointment can be extended for a limited time particularly in those cases where the chair was an existing non-executive director on appointment, to facilitate effective succession planning and the development of a diverse board. Vote CASE-BY-CASE on the re-election of a tenured chair taking into account:

1.	Succession planning;
2.	Diversity; and
3.	Board independence.

Board and Committee Composition

Generally, vote AGAINST any non-independent, non-executive director whose presence on the board, audit, or remuneration committee renders the board or committee insufficiently independent, unless the company discloses details of how the issue of concern will be resolved by the next annual general meeting.

Non-independent non-executive directors serving on the nomination committee are assessed on a CASE- BY-CASE basis.

For all companies with a premium listing, at least half the board should comprise non-executive directors determined by the board to be independent.

For companies in the FTSE 350, the audit committee should comprise at least three non-executive directors, and all members should be independent. The board chair should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the board chair may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For companies in the FTSE All Share below the FTSE 350, the board should establish audit and remuneration committees with at least two members on each committee, all of whom should be

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independent non-executive directors. The board chair may be a member of, but not chair, of the remuneration committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For FTSE Fledgling companies, the audit and remuneration committees should be fully independent and should include a minimum of two independent non-executives. The majority of the members of the nomination committee should be independent. The chair may sit on the remuneration committee (but not the audit committee) provided that he/she continues to be considered independent.

III. Compensation

Remuneration Policy

Vote the resolution to approve the remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;
2.	The company's approach to fixed remuneration is appropriate, with a particular focus on the extent to which pension contributions are aligned with those available to the wider workforce, as recommended by the UK Code;
3.	The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;
4.	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
5.	Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, with vesting levels and holding periods that are in line with UK good practice;
6.	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
7.	The shareholding requirement for executive directors is a minimum of 200 percent of base salary, with an appropriate post-employment shareholding requirement in place;
8.	Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;
9.	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;
10.	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
11.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

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12.	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas including:

1.	The start and end date of the policy;
2.	Base salaries;
3.	Benefits and pensions;
4.	Annual bonus;
5.	Long-term incentive plans (LTIP);
6.	Claw back provisions;
7.	Good leavers;
8.	Change in control;
9.	Shareholding requirement;
10.	Executive directors’ service contracts, including exit payments;
11.	Arrangements for new joiners;
12.	Discretion;
13.	Non-executive director pay; and
14.	All-employee schemes.

For smaller companies, a negative vote would be considered if any of the following applied:

1.	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;
2.	Vesting of incentive awards is not conditional on the achievement of performance hurdles;
3.	Re-testing is allowed throughout the performance period; or
4.	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report

Vote the resolution to approve the remuneration report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
2.	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
3.	Performance targets are measured over an appropriate period and are sufficiently stretching;

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4.	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
5.	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;
6.	Any special arrangements for new joiners were in line with good market practice;
7.	The remuneration committee exercised discretion appropriately; and
8.	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

For small companies, when assessing remuneration report resolutions, a negative vote would be considered if any of the following applied:

1.	Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;
2.	NEDs have received performance-related pay during the year under review;
3.	Options have been re-priced during the period under review;
4.	Re-testing is allowed throughout the performance period;
5.	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
6.	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

Approval of a New or Amended LTIP

Vote the resolution to approve a new or amended LTIP on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;
2.	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
3.	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
4.	The maximum payout is capped;
5.	The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
6.	The LTIP is in line with the current remuneration policy;
7.	Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;

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8.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
9.	The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and
10.	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

IV. Capital Structure

Authorize Issue of Equity with and without Pre-emptive Rights

Generally, vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
2.	For small companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year. For larger companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

For investment companies, generally, vote FOR a resolution to authorize the issuance of equity if there is a firm commitment from the board that shares would only be issues at the price at or above net asset value. Otherwise, generally vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
2.	The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year.

Authorize Market Purchase of Ordinary Shares

Generally, vote FOR the resolution to authorize the market purchase of ordinary shares, unless:

1.	The authority requested exceeds the levels permitted under the Listing Rules; or
2.	The company seeks an authority covering a period longer than 18 months.

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Boston Partners will generally support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. Boston Partners recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next annual general meeting, if sooner. However, Boston Partners will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

V. Other Items

Authorize EU Political Donations and Expenditure

Generally, vote FOR the resolution to authorize EU political donations and expenditure, unless:

1.	The company made explicit donations to political parties or election candidates during the year under review;
2.	The duration of the authority sought exceeds one year and the company has not clarified that separate authorization will be sought at the following annual general meeting should the authority be used; or
3.	No cap is set on the level of donations.

Continuation of Investment Trust

For investment companies, Boston partners will vote FOR when the board has tabled the resolution to comply with the requirement in the trust's articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern.

If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, Boston Partners will consider the issues on a CASE-BY-CASE basis.

END

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CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s

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management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s
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position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family

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relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

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Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

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PROXY VOTING

Policy

Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies, and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client's portfolio will be provided to that client upon request.

Although Champlain’s policy is to vote proxies for clients unless otherwise directed in writing, there may be times in which the firm would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

Situations may arise in which more than one Champlain client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, clients may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, Champlain may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and that exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Investment advisers that have ERISA clients and are making decisions on proxy voting and other exercises of shareholder rights are required to: (1) act solely in accordance with the economic interest of the plan and its participants and beneficiaries; (2) consider any costs involved; (3) not subordinate the

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interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries or the purposes of the plan; (4) evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights; (5) maintain records on proxy voting activities and other exercises of shareholder rights; and (6) exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.

Responsibility

Champlain has designated professionals as Proxy Voting Managers, who are responsible for the administrative management of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Champlain has adopted comprehensive proxy voting procedures to implement the firm's investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures and Monitoring

•	All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;
•	The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates; Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines and will complete the voting in a timely and appropriate manner. Proxy systems (i.e., Proxy Edge) may be used to aid in the voting process;
•	Clients may provide proxy guidelines to Champlain; in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below;
•	The Proxy Voting Managers will facilitate the proxy voting process, ensure process controls are being adhered to, and review ballots prior to submission; under certain circumstances, ballots are also reviewed by an additional analyst.
•	Compliance conducts quarterly reviews which include confirmation all proxies were voted during the previous quarter, and a sampling of how ballots were voted in relation to client/firm guidelines and policies;
•	Annually, the adequacy of proxy voting policies and procedures are analyzed during the firm’s Risk Assessment process and tested during the Annual Compliance Review.

Proxy Advisory Firms

Although Champlain may use the research provided by proxy advisory firms our practice is to use this research in conjunction with client and firm proxy guidelines and an internal analysis of company filings such as annual reports, proxy statements, and quarterly reports.

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The due diligence of proxy advisory firms is consistent with that of other service providers of Champlain, and also includes a review of practices for ensuring accuracy in analyses and voting recommendations, as well as a broader competency assessment.

Recordkeeping

The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;
•	A record of each vote that Champlain casts;
•	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response;
•	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

Disclosure

•	Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers;
•	In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap and Mid Cap Voting Guidelines

Fiduciary Duty and Proxy Voting Philosophy

Champlain’s fiduciary duty is to vote proxies in a manner that we believe is in the best interests of our clients; accordingly, Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties. Our proxy voting will generally reflect an appreciation for how diversity throughout a company, including at the Board level, as well as responsible stewardship of resources, are likely to improve the odds that a company will deliver superior long-term shareholder returns. We look for diversity across all relevant dimensions; diversity should be appropriate for each company and not formulaic.

Using Management Guidance

The quality of corporate management is one of the most important considerations of Champlain

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portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. Unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent and diverse directors for the board, as well as proposals requiring independent and diverse directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record, financial interest in the company, diversity of skills and experiences, and governance efficacy.

Policy on Audit Committee

Champlain believes that audit committees should be comprised of directors who are independent and financially literate and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non- audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. In these situations, we may conduct more issuer specific analysis; however, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:

•	Classification of the Board of Directors
•	Shareholder rights plans (poison pills)
•	Greenmail
•	Supermajority rules to approve mergers or amend charter or bylaws
•	Authority to place stock with disproportionate voting rights
•	Golden parachutes

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Shareholder resolutions generally supported:

•	Rescind or prohibit any of the above anti-takeover measures
•	Annual voting of directors; repeal classified boards
•	Adoption of confidential voting
•	Adoption of cumulative voting
•	Redeem shareholder rights plans
•	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore, we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock-based compensation plans must be very carefully analyzed to protect the economic interests of shareholders while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the non-cash compensation program in its decision. We will vote for proposals requiring shareholder approval to retroactively increase non-cash compensation and will generally vote against such proposals.

We will withhold votes for director nominees in the event of a retroactive increase of non-cash compensation without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee stock purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions, and restructurings are voted on a case-by-case basis taking into account financial terms, benefits, and acquisition price.

Social and Environmental Issues

To become and remain highly competitive and be able to recruit and retain the most talented employees and directors, companies should strive for alignment between the long-term interests of shareholders, employees, customers, other community stakeholders, and the health of the environment. Thus, companies should consider issues such as a lack of diversity, inequality, climate change, and other threats to the community and whether their policies and decisions contribute to those threats. We will evaluate social and environmental proposals on a case-by-case basis using a long-term perspective.

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Conflicts of Interest

•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated;
•	Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business, or personal relationship with the issuer;
•	If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation;
•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings

Champlain will vote in line with management's recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

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Emerging Markets and Emerging Markets Small Cap Voting Guidelines

Fiduciary Duty and Proxy Voting Philosophy

Champlain’s fiduciary duty is to vote proxies in a manner that we believe is in the best interests of our clients; accordingly, Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties. Our proxy voting will generally reflect an appreciation for how diversity throughout a company, including at the Board level, as well responsible stewardship of resources, can improve the odds that a company will deliver superior long-term shareholder returns. We look for diversity across all relevant dimensions; diversity should be appropriate for each company and not formulaic.

Using Management and External Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients. Champlain may rely upon external proxy advisers to provide an English-language translation of ballots when one is not offered by the company itself. We may also consider the recommendations of external proxy advisers in our evaluation of ballot items; however, all votes will be made in accordance with Champlain’s guidelines and in the best interest of our clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. We seek to balance a Board of Directors that is financially motivated for the company to succeed with a Board that provides independent voices who are able to both support and challenge management. While we are generally supportive of independent directors having large roles on a board, we will not vote for or against any director solely because of their independence or lack thereof.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore, we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. We will generally vote for proposals to increase common shares for a stock split. We

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are generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock-based compensation plans must be very carefully analyzed to protect the economic interests of shareholders while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, we will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions, and restructurings are voted on a case-by-case basis taking into account financial terms, benefits, and acquisition price.

Auditors

Auditors serve as a key check on management and, through their opinion on a company’s financial statements, a key source of information to us as investors. We generally vote to ratify auditors unless they do not appear independent (for example, by receiving substantial compensation for non-audit services) or because the company’s business is a large portion of the auditor’s total practice. We also generally support the board’s ability to set auditor compensation as long as there is no evidence that such compensation is excessive.

Costs or Other Consequences of Voting

On matters where the cost of voting would be high, such as with foreign securities, or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment, we may determine refraining from voting is in the best interest of the client.

Social and Environmental Issues

To become and remain highly competitive and be able to recruit and retain the most talented employees and directors, companies should strive for alignment between the interests of shareholders, employees, customers, community stakeholders, and the environment. Thus, companies should consider issues such as a lack of diversity, inequality, climate change, and other threats to the community. We evaluate social and environmental proposals on a case-by-case basis using a long-term perspective.

Conflicts of Interest

•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated;
•	Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business, or personal relationship with the issuer;
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•	If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation;
•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings Champlain will vote in line with management's recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Proxy Voting Policies and Procedures

Amended as of February 2022

I.	Types of Accounts for Which ClearBridge Votes Proxies
II.	General Guidelines
III.	How ClearBridge Votes
IV.	Conflicts of Interest
A.	Procedures for Identifying Conflicts of Interest
B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
C.	Third Party Proxy Voting Firm - Conflicts of Interest
V.	Voting Policy
A.	Election of Directors
B.	Proxy Contests
C.	Auditors
D.	Proxy Contest Defenses
E.	Tender Offer Defenses
F.	Miscellaneous Governance Provisions
G.	Capital Structure
H.	Executive and Director Compensation
I.	State/Country of Incorporation
J.	Mergers and Corporate Restructuring
K.	Social and Environmental Issues
L.	Miscellaneous
VI.	Other Considerations
A.	Share Blocking
B.	Securities on Loan
VII.	Disclosure of Proxy Voting
VIII.	Recordkeeping and Oversight

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Proxy Voting Policies and Procedures

Amended as of February 2022

I.     TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.    GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.  HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

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IV.       CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.       Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.
2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.
3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.
4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.
B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

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2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.
4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
•	disclosing the conflict to clients and obtaining their consent before voting;
•	suggesting to clients that they engage another party to vote the proxy on their behalf;
•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.       Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors
1.	Voting on Director Nominees in Uncontested Elections.
a.	We withhold our vote from a director nominee who:
•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);
•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;
•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;
•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;
•	is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion).
•	is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).[1]
b.	We vote for all other director nominees.
2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director
•	Majority of independent directors (supermajority)

1. This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

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•	All independent key committees
•	Size of the company (based on market capitalization)
•	Established governance guidelines
•	Company performance
3.	Majority of Independent Directors
a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.
b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection
a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.
b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.
c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably

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believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications
a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
b.	We vote against shareholder proposals requiring two candidates per board seat.
B.	Proxy Contests
1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors
1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

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3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses
1.	Board Structure: Staggered vs. Annual Elections

a.     We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.
2.	Shareholder Ability to Remove Directors
a.	We vote against proposals that provide that directors may be removed only for cause.
b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.
c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.
3.	Cumulative Voting
a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.
b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.
c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.
4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages

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companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings
a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.
b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).
6.	Shareholder Ability to Act by Written Consent
a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
b.	We vote for proposals to allow or make easier shareholder action by written consent.
7.	Shareholder Ability to Alter the Size of the Board
a.	We vote for proposals that seek to fix the size of the board.
b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws
a.	We vote against proposals giving the board exclusive authority to amend the by-laws.
b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.
10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;
•	there is negligible or positive impact on shareholder value;
•	management provides adequate reasons for the amendments; and

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•	the company is required to do so by law (if applicable).
E.	Tender Offer Defenses
1.	Poison Pills
a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
b.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.
c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.
2.	Fair Price Provisions
a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
3.	Greenmail
a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
4.	Unequal Voting Rights
a.	We vote against dual class exchange offers.
b.	We vote against dual class re-capitalization.
5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
6.	Supermajority Shareholder Vote Requirement to Approve Mergers

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a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions
1.	Confidential Voting
a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.
2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.     Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

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We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure
1.	Common Stock Authorization
a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.
b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:
•	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.
•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.
c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.
2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock
a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

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c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.
5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights
a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:
•	Size of the Company.
•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).
•	Percentage of the rights offering (rule of thumb less than 5%).
b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.
7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

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When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals
a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

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We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay
a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.
b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.
4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors
•	Maximum award limits
•	Repricing without shareholder approval prohibited
•	3-year average burn rate for company
•	Plan administrator has authority to accelerate the vesting of awards
•	Shares under the plan subject to performance criteria
5.	Golden Parachutes
a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.
b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.
6.	Golden Coffins

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a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.
b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.
7.	Anti-Tax Gross-up Policy
a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.
b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.
8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans
a.	We vote for qualified plans where all of the following apply:
•	The purchase price is at least 85 percent of fair market value
•	The offering period is 27 months or less
•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:
•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
•	There are limits on employee contribution (ex: fixed dollar amount)

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•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans
a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.
b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
12.	Directors Retirement Plans
a.	We vote against retirement plans for non-employee directors.
b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.
13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay
a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
b.	We vote against shareholder proposals requiring director fees be paid in stock only.
c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.
d.	We vote for shareholder proposals to put option repricing to a shareholder vote.
e.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.
f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

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g.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis
•	Performance metrics for short- and long-term incentive programs
•	CEO pay relative to company performance (is there a misalignment)
•	Tax gross-ups to senior executives
•	Change-in-control arrangements
•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives
16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or
•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
•	Actual stock ownership of the company’s named executive officers
•	Policies aimed at mitigating risk taking by senior executives
•	Pay practices at the company that we deem problematic

I.       State/Country of Incorporation

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1.	Voting on State Takeover Statutes
a.	We vote for proposals to opt out of state freeze-out provisions.
b.	We vote for proposals to opt out of state disgorgement provisions.
2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions
a.	We vote against proposals to amend the charter to include control share acquisition provisions.
b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
c.	We vote for proposals to restore voting rights to the control shares.
d.	We vote for proposals to opt out of control share cashout statutes.
J.	Mergers and Corporate Restructuring
1	Mergers and Acquisitions
a.	We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.
2	Corporate Restructuring
a.	We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.
3	Spin-offs
a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
4	Asset Sales
a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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5	Liquidations
a.	We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
6	Appraisal Rights

a.     We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name
a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.
8	Conversion of Securities
a.	We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
9	Stakeholder Provisions
a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting
a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;
b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.
2.	Diversity & Equality
a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;
b.	We vote for proposals requesting comprehensive disclosure on board diversity;
c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

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d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;
e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
3.	Climate Risk Disclosure
a.	We vote for climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;
b.	We vote for climate proposals requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;
4.	Case-by-case E&S proposals (examples)
a.	Animal welfare policies;
b.	Human rights and company policies;
c.	Operations in high-risk or sensitive areas;
d.	Product integrity and marketing.
L.	Miscellaneous
1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available
•	How extensive is the disclosure on these documents
•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
•	Does the company provide information on its trade association expenditures
•	Total amount of political expenditure by the company in recent history
3.	Operational Items

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a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
f.	We vote against proposals to approve other business when it appears as voting item.
4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of a quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	regulatory filings
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives
a.	We vote for most stock (scrip) dividend proposals.

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b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.       Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B       Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

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VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.       RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;
•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

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To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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2022 PRIVACY & PROXY NOTICE

PRIVACY POLICIES AND PROCEDURES

The trust and confidence of you, our customers, is important to us at Congress Asset Management Company. For this reason, we are careful in the way we collect and handle non-public, personal information about you, our clients (“Client Information”). This Privacy Notice describes our policies and practices regarding your information and how it is obtained, disseminated, and protected.

Information We Collect

We may collect Client Information from the following sources:

•	Information we receive on contracts or other forms, such as your name, address, date of birth, and social security number
•	Information relating to transactions with us, our affiliates and others, such as the purchase and sale of securities and account balances
•	Information we receive from third parties, such as custodians, wealth management and financial service firms, as required or permitted by law
•	The retention period for which we hold your personal data varies depending on the purpose for which we are using your personal data and legal obligations (laws or regulation may set a minimum period for which we have to keep your data)

Information We Disclose

We disclose Client Information about you or our former clients to third parties only to the extent required or permitted by law. Such sharing of your information is applied to:

•	Everyday business purposes such as processing transactions, maintaining and or servicing your account
•	Cooperating with regulatory authorities, responding to court orders and legal investigations
•	Taking reasonable and necessary steps to prevent fraud, unauthorized transactions, etc.

Opting Out

The information we disclose is limited, and essential to servicing your account, protecting your privacy and meeting obligations under state and federal law. We do not disclose Client Information that requires a notice to you for limiting such disclosures, otherwise known as “opting-out.” However, should we wish to disclose additional Client Information of yours, we will only do so with your written permission as discussed below.

Opt-In Process for Sharing Additional Client Information

Our current business practices require us to obtain affirmative written permission from you (“Opting-In”), before we disclose any Client Information outside of what is discussed above in the “Information We Disclose” section of this notice. In the event we wish to share such additional Client Information, we will provide you an Opt-In form describing the additional Client Information we seek to share, with whom we wish to share it with, and for what purpose. Until such form is received by us from you, indicating your permission, such additional Client Information about you will not be shared.

Information Security

•	We maintain an Information Protection and Cybersecurity program and provide ongoing awareness and training to our employees
•	We continue to evaluate our efforts to protect confidential Client information and to keep our privacy policy and practices current
•	We restrict access to Client Information to employees and service providers who are involved in providing products and services to our clients
•	Employees with access to Client Information may not use or disclose such information, except for Congress Asset Management Company business use
•	We maintain physical, electronic, and procedural safeguards in order to protect Client Information
•	When there is a need to dispose of confidential Client Information, we require our employees to shred, not discard the information

If you have any questions regarding our Privacy Policy, please call us at 800-542-7888 or write to us at 2 Seaport Lane, Boston, MA 02210.

PROXY POLICIES AND PROCEDURES

PROXY POLICIES

Responsibility

Congress Asset Management Company’s responsibility as an investment manager and plan fiduciary, as outlined in rule 206(4)-6 under the Investment Advisers Act of 1940, and the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements, includes the duty to vote proxies on behalf of our clients when proxy voting authority has been delegated to us. Congress Asset Management Company accepts its fiduciary responsibility to vote proxies under these circumstances. This statement is intended to set forth those policies and guidelines to be followed in carrying out our responsibility.

General Principles of Voting

Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. This policy statement has been carefully crafted to meet the requirements of loyalty and prudence and will be employed by the Proxy Committee (the “Proxy Committee”) in its proxy voting procedures and decisions.

The duty of loyalty requires that a voting fiduciary exercise its proxy voting authority solely in the interests of its clients, or plan participants and beneficiaries, and for the exclusive purpose of providing plan benefits to participants and beneficiaries. The voting fiduciary is prohibited from subordinating the interests of participants and beneficiaries to unrelated objectives.

The duty of prudence requires that proxy voting authority be exercised with the care, skill, prudence, and diligence that a similarly situated prudent person knowledgeable in such matters would exercise. In keeping with its fiduciary responsibilities, Congress Asset Management Company will vote proxies in accordance with the “economic best interests” of its clients, plan participants and beneficiaries. Congress Asset Management Company will consider the long-term impact of business plans on all affected parties including shareholders, debt holders, employees, retired workers, and communities in which the firm operates.

Decisions Free of Outside Influence

Generally, Congress Asset Management Company will vote on the recommendation of the issuer’s management. However, Congress shall take into consideration the general positions of trustees and other fiduciaries in deciding how to vote proxies. Congress Asset Management Company currently utilizes the services of Broadridge Investor Communications, an independent administrator of proxy voting services. Such services may include voting execution, comprehensive reporting, and supporting justification. However, any influence imposed upon us by a person or persons who have a direct personal or financial interest in the outcome will be rejected as a violation of ERISA and our moral obligation to plan participants, and clients. On contested issues the guiding principle shall be the long term “economic best interests” of all affected parties. The interest of any one group shall not dominate the decision to the detriment of other affected parties.

Clients and prospective clients should be aware that Congress Asset Management typically follows the recommendation of the AFL-CIO when voting proxies for Taft-Hartley clients, while at the same time actively soliciting new business from the Taft-Hartley market. Voting to such recommendations may at times be different from how we vote our other clients’ proxies and in opposition to the interests of such other clients. In addition, upon a client’s request, Congress will engage Glass Lewis for ESG voting recommendations.

Congress Asset Management at the direction of a client’s Investment Policy statement has the ability to direct proxy voting decisions to a 3rd party proxy advice vendor. These voting recommendations may at times be different from how we vote other clients’ proxies and in opposition to the interests of such other clients.

PROXY PROCEDURES

Proxy Committee

The Proxy Committee shall have responsibility for setting the proxy voting policy at Congress Asset Management Company. Proxies will be voted in the economic best interest of each individual client, ERISA plan participant, and beneficiaries. The Proxy Committee will use available resources as needed to assist in evaluating proxy issues and setting policies that are appropriate for each client. Congress Asset Management Company has an agreement with Broadridge Investor Communications to provide integrated third-party research and electronic, automated, rules-based voting capabilities via the Broadridge ProxyEdge service for each individual proxy.

In the event of a vote that falls outside of the standard proxy voting rules for Congress Asset Management Company, the Proxy Committee will meet to review a specific vote. When the Proxy Committee reaches a decision concerning the proxy vote in question, Broadridge ProxyEdge shall be instructed to vote accordingly and no further action shall be required. A simple majority of the Proxy Committee shall be required for a final ruling on proxy issues.

Record Keeping

1)	Proxy Committee minutes and meeting material including the basis for any voting decision including whether the advice of any individual outside of the organization was acted upon.
2)	Records will be maintained detailing how proxies were voted, and for which accounts they were voted.

Records of proxy voting will be made available to Clients and ERISA Plan Sponsors upon a written request by email to proxies@congressasset.com or by mail to Congress Asset Management Company, 2 Seaport Lane, 5th Floor, Boston, MA 02210.

PROXY COMMITTEE:

Daniel A. Lagan                           Gregg A. O’Keefe                          Dory Bowers

Proxy Policy

Cooke & Bieler has adopted and implemented written policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients for which we have voting authority. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time. Our written policies and procedures address the research, voting and reporting of proxies and makes appropriate disclosures regarding these policies. Our policy and practice includes the responsibility to monitor, receive and vote client proxies and address and resolve any potential conflicts of interest. In addition, the firm provides proxy voting information for client portfolio securities and maintains required records.

Responsibility

The Chief Compliance Officer has the responsibility for overseeing the implementation and monitoring of the firm's proxy voting policy, practices, disclosures and record keeping.

Procedure

Cooke & Bieler has adopted procedures to implement the firm’s proxy policies and to monitor and ensure the firm’s policy is observed, implemented properly and updated, as appropriate, which may be summarized as follows:

Voting Procedures

•                     Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.

•                     Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.

•                     The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley recommendations, to the responsible analyst for review.

•                     Absent material conflicts, the responsible analyst will determine how the firm should vote the proxy in the best interest of our clients.

•                     The designated proxy person will vote the proxy according to the analyst's directions on a secure proprietary website, ProxyEdge. Any account that does not have a relationship with ProxyEdge will be voted on the Proxy Trust website.

•                     If any physical proxy ballots are received at our offices on behalf of our clients, these ballots will be forwarded to the designated proxy person and voted accordingly through www.proxyvote.com.

Disclosure

•                     Cooke & Bieler will provide information in its Disclosure Brochure under Item 17 entitled Voting Client Securities summarizing our proxy voting policy and procedures, including a statement that clients may request information regarding how Cooke & Bieler voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•                     The firm will also send a copy of this summary to all existing clients who have previously received Form ADV Part 2A.

Client Requests for Information

•                     All client requests for information regarding our proxy policy and procedures are forwarded to the designated proxy person and processed accordingly.

•                     In response to proxy report requests the designated person will prepare the information and provide to the appropriate account administrator for distribution. This information includes the name of the issuer, the proposal voted upon, and how Cooke & Bieler voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•                     In the absence of specific voting guidelines from the client, Cooke & Bieler will obtain a reasonable understanding of the client's objectives in order to vote proxies in the best interests of each particular client. The firm's policy is to vote all proxies the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cooke & Bieler 's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•                     In determining how to vote on a particular issue, the firm will consider the opinion of management and the effect on management as well as the effect on shareholder value and the issuer's business practices. In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, Glass Lewis or RMG), but these recommendations are not determinative. Each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote. The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

•                     In addition to conducting initial due diligence prior to engaging the services of any third-party proxy service firm, currently Glass Lewis, Cooke & Bieler will monitor and review such services at least annually; evaluating any conflicts of interest and changes in their methodology.

•                     A designated individual will conduct sample testing to determine that votes are cast in accordance with the analyst's intentions.

Conflicts of Interest

•                     Cooke & Bieler will identify any conflicts that exist between the firm or client interests by reviewing the relationship of Cooke & Bieler with the issuer of each security to determine if the firm or any of its employees has a financial, business or personal relationship with the issuer.

•                     If a material conflict of interest exists, it will be Cooke & Bieler’s policy to delegate voting responsibility to an independent third party, such as Glass Lewis.

•                     The firm will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

In accordance with the SEC’s five-year retention requirement, the designated compliance person will monitor the retention of proxy records for the following:

•                     A record of each vote cast by Cooke & Bieler and a copy of each proxy statement.

•                     Any document Cooke & Bieler created that was material to making a decision how to vote proxies, or that memorializes that decision as well as notes documenting any instance in which the firm voted differently than the current proxy provider's research recommendations.

•                     Maintenance of proxy voting policies and procedures and any amendments.

•                     A copy of each written request from a client for information on how Cooke & Bieler voted such client’s proxies, and a copy of any written response.

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.1 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain

[1]	If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.

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from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider environmental issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not consider social or sustainability issues in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the

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Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:

(i)	periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii)	onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;
(iii)	a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;
(iv)	a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;
(v)	a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;
(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)	in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and
(viii)	an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee

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composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.2 For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain

[2]	If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.3 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably

[3]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-U.S. companies or in certain countries so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines (or a client’s predetermined custom guidelines), and when proxies are voted consistently with such guidelines, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines (or in cases for which the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines (or in the case where the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders

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of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices. For ERISA clients, records of proxy voting activities will be kept to the extent required under ERISA.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

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The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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Exhibit A

Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional4 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, corporate governance and stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, and Australia, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process5;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[4]	“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
[5]	As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

•	The processes and procedures by which the company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the company’s strategy and operations;
•	How the performance of individual directors and the board as a whole is assessed;
•	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
•	Board refreshment mechanisms;
•	Director recruitment policies and procedures; and
•	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

•	Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•	Whether the company has any mechanisms to encourage board refreshment; and
•	Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy, and targets that are appropriately stretching and aligned with the creation of shareholder value. In evaluating a company’s executive compensation, Dimensional considers whether the company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate transition plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate change risks and oversight of opportunities presented by climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a company’s climate transition plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

  The ability to see and hear company representatives;
  The ability to ask questions of company representatives; and
  The ability to see or hear questions submitted to company representatives by other shareholders, including those questions not answered by company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Issues6

Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

[6]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

•	A description of material risks.
•	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•	The policies and procedures governing the handling of each material risk.
•	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

  The board to adopt policies and procedures to oversee political and lobbying expenditures;
  The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
  That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a company has in place to address issues related to human capital management. This disclosure should include the company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the company assesses performance against these goals.

Climate Change

Dimensional expects boards of portfolio companies to exercise oversight of climate change risks that may have a material impact on the company. Climate change risks may include physical risks of climate change from changing weather patterns and/or transitional risks of climate change from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

•	The specific risks identified
•	The potential impact these risks could have on the company’s business, operations, or strategy
•	Whether the risks are overseen by a specific committee or the full board
•	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•	The management-level roles/groups responsible for managing these risks
•	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used

•	Targets used by the company to manage climate-related risks and performance against those targets

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

•	The specific risks identified
•	The potential impact these risks could have on the company’s business, operations, or strategy
•	Whether the risks are overseen by a specific committee or the full board
•	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•	Details on how the company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
•	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
•	Details of violations of the policy and corrective action taken

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

  The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the company uses a majority or plurality vote standard).
  Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Votes against or withheld votes from directors for implementation of a dual-class structure prior to or in connection with an IPO will be considered on a case-by-case basis.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Executive and Director Compensation:

Stock-Based Compensation Plans

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans

Dimensional will generally support shareholder proposals that ask the portfolio company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Clawback Provisions

Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, , Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

•         Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

•         A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

•         Executives should generally not serve on audit and remuneration committees.

•	The CEO and board chair roles should generally be separate,

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

•         The amount paid to executives;

•         Alignment between pay and performance;

•         The targets used for variable incentive plans and the ex-post levels achieved; and

•         The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

•         In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the Hampton-Alexander and Parker Reviews with regards to female and minority representation on the board.

Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey:

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Framework for Evaluating Australia-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.

CEO/Chair

Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

DoubleLine Funds Trust

DoubleLine ETF Trust

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine Equity LP

DoubleLine ETF Adviser LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

Proxy Voting, Corporate Actions and Class Actions

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP, DoubleLine Equity LP and DoubleLine ETF Adviser LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust (the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”) the DoubleLine Income Solutions Fund (“DSL”) and the DoubleLine Yield Opportunities Fund (“DLY” and, together with DET, DBL, DSL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to), the DoubleLine Opportunistic Income Master Fund LP (and its related entities), the DoubleLine Opportunistic CMBS/CRE Fund LP (and its related entities), and the DoubleLine Mortgage Opportunities Master Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting, corporate actions and class actions authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis from the perspective of each affected Clients, taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In the event proxy voting requests are sent on shares no longer owned by Clients, DoubleLine may choose to not vote such shares. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

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II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies. The Commission clarified an investment adviser’s proxy voting responsibilities in an August 2019 release (IA-5325).

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client account will conduct a reasonable investigation of the proposal, including a review of the recommendation made by Glass Lewis, and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the applicable Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy after conducting a reasonable investigation of the proposal.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis’ recommendation was affected by the error and whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Chief Compliance Officer of the error so that he can determine whether to conduct a more detailed review of Glass Lewis (or any other third-party proxy voting service retained by DoubleLine).

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made on an informed basis and in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio

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managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to corporate actions for such Client (though they are not expected to conduct an independent review of each such corporate action.). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine, after conducting a reasonable investigation, that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs to the Client? and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. When contacting a client is reasonable and not cost- or time-prohibitive, DoubleLine will seek to consult with its Clients in such circumstances (where it has determined not to vote as a result of unusual costs and/or difficulties) unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its own discretion.

Records of all proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted [and for class actions?]. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds and Private Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

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V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, DoubleLine will assess the potential value to Clients in participating in such legal action and such other factors as it deems appropriate. If DoubleLine decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that likely would be incurred by the Client and the resources that likely would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with a securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine will not able to take action with respect to such proposal until and unless the lent security is recalled. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially will be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest under the circumstances.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with this Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as-needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy, including the Guidelines, continues to be designed to ensure that proxies are voted in the best interests of Clients, (3) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting services retained

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by DoubleLine, including its process for seeking timely input from issuers, whether such firm has the capacity and competency to adequately analyze voting matters, the processes and methodologies employed by such firm and instances where an issuer has challenged Glass Lewis or other third-party proxy voting service recommendations, and (4) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis; (ii) Glass Lewis does not provide a recommendation with respect to a proposal, or (iii) instances when Glass Lewis commits one or more material errors. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client with respect to proxy voting, class actions and corporate actions? and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to the existence or materiality of a potential conflict, portfolio managers shall bring the proposal to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation

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request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires open-end and closed-end management investment companies to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may choose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL, DSL and DLY) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund's proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

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Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-	Documents prepared or created by DoubleLine in connection with DoubleLine’s reasonable investigation (or more detailed analysis) of a matter, or that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

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Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•       For trustee nominees in uncontested elections

•       For management nominees in contested elections

•       For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•       For changing the company name

•       For approving other business

•       For adjourning the meeting

•       For technical amendments to the charter and/or bylaws

•       For approving financial statements

Capital Structure

•       For increasing authorized common stock

•       For decreasing authorized common stock

•       For amending authorized common stock

•       For the issuance of common stock, except against if the issued common stock has superior voting rights

•       For approving the issuance or exercise of stock warrants

•       For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•       For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•       For decreasing authorized preferred stock

•       For canceling a class or series of preferred stock

•       For amending preferred stock

•       For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•       For eliminating preemptive rights

•       For creating or restoring preemptive rights

•       Against authorizing dual or multiple classes of common stock

•       For eliminating authorized dual or multiple classes of common stock

•       For amending authorized dual or multiple classes of common stock

•       For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•       For a stock repurchase program

•       For a stock split

•       For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•       For merging with or acquiring another company

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•       For recapitalization

•       For restructuring the company

•       For bankruptcy restructurings

•       For liquidations

•       For reincorporating in a different state

•       For spinning off certain company operations or divisions

•       For the sale of assets

•       Against eliminating cumulative voting

•       For adopting cumulative voting

Board of Trustees

•       For limiting the liability of trustees

•       For setting the board size

•       For allowing the trustees to fill vacancies on the board without shareholder approval

•       Against giving the board the authority to set the size of the board as needed without shareholder approval

•       For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•       For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•       For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•       Against a classified board

•       Against amending a classified board

•       For repealing a classified board

•       Against ratifying or adopting a shareholder rights plan (poison pill)

•       Against redeeming a shareholder rights plan (poison pill)

•       Against eliminating shareholders’ right to call a special meeting

•       Against limiting shareholders’ right to call a special meeting

•       For restoring shareholders’ right to call a special meeting

•       Against eliminating shareholders’ right to act by written consent

•       Against limiting shareholders’ right to act by written consent

•       For restoring shareholders’ right to act by written consent

•       Against establishing a supermajority vote provision to approve a merger or other business combination

•       For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•       For eliminating a supermajority vote provision to approve a merger or other business combination

•       Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•       Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•       For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•       Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•       Against establishing a fair price provision

•       Against amending a fair price provision

•       For repealing a fair price provision

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•       For limiting the payment of greenmail

•       Against adopting advance notice requirements

•       For opting out of a state takeover statutory provision

•       Against opt into a state takeover statutory provision

Compensation

•       For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•       For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•       For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•       For limiting per-employee option awards

•       For extending the term of a stock incentive plan for employees

•       Case-by-case on assuming stock incentive plans

•       For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•       For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•       For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•       For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•       For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•       For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•       For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•       For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•       For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•       For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•       For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•       For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum

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potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•       For approving an annual bonus plan

•       For adopting a savings plan

•       For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•       For adopting a deferred compensation plan

•       For approving a long-term bonus plan

•       For approving an employment agreement or contract

•       For amending a deferred compensation plan

•       For amending an annual bonus plan

•       For reapproving a stock option plan or bonus plan for purposes of OBRA

•       For amending a long-term bonus plan

Shareholder Proposals

•       For requiring shareholder ratification of auditors

•       Against requiring the auditors to attend the annual meeting

•       Against limiting consulting by auditors

•       Against requiring the rotation of auditors

•       Against restoring preemptive rights

•       For asking the company to study sales, spin-offs, or other strategic alternatives

•       For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•       Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•       Against eliminating the company’s discretion to vote unmarked proxy ballots.

•       For providing equal access to the proxy materials for shareholders

•       Against requiring a majority vote to elect trustees

•       Against requiring the improvement of annual meeting reports

•       Against changing the annual meeting location

•       Against changing the annual meeting date

•       Against asking the board to include more women and minorities as trustees.

•       Against seeking to increase board independence

•       Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•       Against requiring minimum stock ownership by trustees

•       Against providing for union or employee representatives on the board of trustees

•       For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•       For creating a nominating committee of the board

•       Against urging the creation of a shareholder committee

•       Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•       Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•       For adopting cumulative voting

•       Against requiring trustees to place a statement of candidacy in the proxy statement

•       Against requiring the nomination of two trustee candidates for each open board seat

•       Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•       For repealing a classified board

•       Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

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•       Against repealing fair price provisions

•       For restoring shareholders’ right to call a special meeting

•       For restoring shareholders’ right to act by written consent

•       For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•       For seeking to force the company to opt out of a state takeover statutory provision

•       Against reincorporating the company in another state

•       For limiting greenmail payments

•       Against advisory vote on compensation

•       Against restricting executive compensation

•       For enhancing the disclosure of executive compensation

•       Against restricting trustee compensation

•       Against capping executive pay

•       Against calling for trustees to be paid with company stock

•       Against calling for shareholder votes on executive pay

•       Against calling for the termination of trustee retirement plans

•       Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•       Against seeking shareholder approval to reprice or replace underwater stock options

•       For banning or calling for a shareholder vote on future golden parachutes

•       Against seeking to award performance-based stock options

•       Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•       Against requesting that future executive compensation be determined without regard to any pension fund income

•       Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•       Against requiring option shares to be held

•       For creating a compensation committee

•       Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•       For increasing the independence of the compensation committee

•       For increasing the independence of the audit committee

•       For increasing the independence of key committees

Social Issue Proposals

•       Against asking the company to develop or report on human rights policies

•       Against asking the company to limit or end operations in Burma

•       For asking management to review operations in Burma

•       For asking management to certify that company operations are free of forced labor

•       Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•       Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•       Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•       Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•       Against asking management to report on the company’s foreign military sales or foreign offset activities

•       Against asking management to limit or end nuclear weapons production

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•       Against asking management to review nuclear weapons production

•       Against asking the company to establish shareholder-designated contribution programs

•       Against asking the company to limit or end charitable giving

•       For asking the company to increase disclosure of political spending and activities

•       Against asking the company to limit or end political spending

•       For requesting disclosure of company executives’ prior government service

•       Against requesting affirmation of political nonpartisanship

•       For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•       Against severing links with the tobacco industry

•       Against asking the company to review or reduce tobacco harm to health

•       For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•       For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•       Against asking the company to take action on embryo or fetal destruction

•       For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•       For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•       Against asking management to endorse the Ceres principles

•       For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•       For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•       For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•       For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•       Against asking the company to preserve natural habitat

•       Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•       Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•       For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•       Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•       For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•       Against asking management to drop sexual orientation from EEO policy

•       Against asking management to adopt a sexual orientation non-discrimination policy

•       For asking management to report on or review Mexican operations

•       Against asking management to adopt standards for Mexican operations

•       Against asking management to review or implement the MacBride principles

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•       Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•       For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•       Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•       For requesting reports on sustainability, except against if the company has already issued a report in GRI format

History of Amendments:

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

FIAM

Proxy Voting

I. Explanation of the Rule

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires an investment adviser to (i) adopt proxy policies reasonably designed to seek to ensure that the adviser votes proxies in the best interest of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

FIAM has adopted a Proxy Voting Policy and Procedure to seek to ensure that proxies are voted in the clients’ best interests and that its proxy voting activities adhere to the requirements of Rule 206(4)-6. Where FIAM is given responsibility for voting proxies, it takes reasonable steps under the circumstances to seek to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

II. Formal Citation of the Rule

Rule 206(4)-6 under the Advisers Act

III. Responsible Compliance Officer

FIAM Compliance Officer

CPP Business Owner: Asset Management Treasurer’s Office

IV. Means of Achieving Compliance

Proxy Voting in Accordance with FIAM Proxy Voting Guidelines

When making proxy-voting decisions, FIAM generally adheres to its Proxy Voting Guidelines, which are generally updated annually. The Proxy Voting Guidelines are described generally in FIAM’s Form ADV, Part 2A, and are made available to clients. The Proxy Voting Guidelines, which have been developed with reference to the positions of FIAM’s parent, Fidelity Investments (“Fidelity”), sets out positions on recurring issues and criteria for addressing non-recurring issues, handling conflicts of interest, issues relating to voting on foreign securities (particularly where FIAM will be restricted from trading in the security before the shareholder meeting date) and abstentions.

FIAM generally is responsible for voting proxies with respect to securities selected by FIAM and held in client accounts. Although a sub-adviser to an account may receive proxy voting authority or clients may reserve to themselves or assign to another person proxy-voting responsibility, certain steps must be observed in the case of Employee Retirement Income Security Act (“ERISA”) plans. Where authority to manage ERISA plan assets has been delegated to FIAM, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed FIAM has expressly reserved proxy-voting responsibility to itself or another named fiduciary. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

●	be in writing;

●	state that FIAM is “precluded” from voting proxies because proxy-voting responsibility is reserved to an identified named fiduciary; and

●	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

FIAM relies upon the processes and controls of Fidelity Fund and Investment Operations (“FFIO”) Proxy Reconciliation Group and Fidelity’s centralized proxy voting group, FFIO Investment Proxy Research (“IPR”), to seek to ensure that proxy voting is conducted in accordance with the approved Proxy Voting Guidelines on behalf of those relevant FIAM advised accounts.

The Proxy Reconciliation Group sets up accounts for proxy voting and reconciles all ballots eligible to vote with account holdings. IPR reviews and monitors the proxy voting platform to ensure all proxies are analyzed and voted in a timely manner. IPR adheres to the Guidelines in making proxy voting decisions. In evaluating proposals, FIAM and its affiliates consider information from a number of sources, including management or shareholders of a company presenting a proposal and proxy advisory firms, and uses all of this information as input within the larger mix of information to which the Board approved guidelines applies.

The Proxy Voting Guidelines include provisions directing how IPR should vote proxies with material conflict of interest situations. The Proxy Voting Guidelines also address the process for proxy voting proposals not covered by the Proxy Voting Guidelines. IPR maintains detailed records of its proxy-voting activity for reporting to the clients and for eventual disclosure on each registered investment company client’s Form N-PX. FIAM provides each registered investment company client that it sub-advises with the information necessary for the fund to complete Form N-PX. Each fund is required to file Form N-PX annually by August 31.

Conflicts

From time to time, proxy-voting proposals may raise conflicts between the interests of Fidelity clients and the interests of Fidelity and its employees. A conflict of interest arises when there are factors that may prompt one to question whether Fidelity or a Fidelity employee is acting solely in the best interests of FIAM and its clients. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of FIAM and its clients.

IPR votes proxies without regard to any other FIAM or any other Fidelity companies’ relationship, business or otherwise, with that portfolio company and without giving effect to any potential conflict of interest, material or otherwise. Like other Fidelity employees, IPR employees have a fiduciary duty to never place their own interest ahead of the interests of fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity’s corporate policy on conflicts of interest.

Proposals Not Covered by the Guidelines

For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager, with review by senior management of IPR and Fidelity’s General Counsel’s office, who will collectively make the final decision. New environmental- and social-related proposals are also escalated to senior management of the ESG (Environmental, Social and Governance (ESG) Office.

FIAM May Take No Action

In certain situations when refraining from voting a proxy is in the client’s best interest, FIAM may take no action. This may occur, for example, when FIAM has determined that there are liquidity or disclosure concerns with voting in particular markets (e.g. shareblocking and re-registration markets).

Sub-Advisers Voting of Proxies

In certain instances, FIAM contracts with a sub-adviser (e.g. Fidelity Worldwide Investments) to assist in managing client’s portfolios.  In these instances, the sub-adviser is responsible to vote proxies in accordance with their proxy voting guidelines and to provide FIAM with periodic reporting on proxy voting results.

Client Directed Voting

It is FIAM’s policy to vote client proxies according to FIAM’s guidelines or to decline any proxy voting authority from a client if a client is unable to agree to FIAM’s guidelines. Certain clients, however, may have mandated that client-approved proxy voting guidelines were required to be followed. In these very rare instances, a third-party provider has been engaged to vote proxies in accordance with client-approved proxy voting guidelines and to provide required client reporting. The Asset Management Treasurer’s Office (“TO”) receives a quarterly certification from Institutional Shareholder Services (“ISS”) confirming they have voted in accordance with the client-approved proxy voting guidelines.  Fidelity reviews the quarterly ISS certifications and validates the certification by reviewing the data in the ISS proxy voting platform.

Proxy Account Changes

Account Executives (AEs) are notified of changes to proxy voting responsibilities by letter from the client.  Upon receipt, the AE sends an email notification to a broad distribution within Fidelity, including FFIO Proxy Reconciliation. FFIO Proxy Reconciliation then updates their proxy database (ASU) accordingly based on the AE’s email notification and prepares an account setup ticket that provides detailed instructions pertaining to proxy voting responsibility changes. FFIO Proxy Reconciliation provides the setup ticket to both the custodian and ISS to enable the change on the account on the ISS proxy voting platform.  Upon receipt of e-mail confirmation from the custodian and ISS indicating that the account change is complete on the ISS proxy voting platform, a FFIO Proxy Reconciliation Manager/Lead performs a quality review of the account change to ensure accuracy.  Discrepancies identified are researched and resolved with the third-party vendor.

V. Oversight Function

The following groups are responsible for the oversight of this policy:

●	Asset Management Treasurer’s Office
●	Proxy Reconciliation Group
●	FFIO – Investment Proxy Research
●	FIAM Risk and Compliance Committee

VI. Methods of Conducting Oversight

FFIO – Investment Proxy Research (IPR)

On a quarterly basis IPR provides the TO with a certification. The TO conducts a quarterly meeting with IPR to discuss the contents of the certification and, among other things, service deliverables and any relevant issues related to proxy voting, including issues that arise from third party service providers and sub-advisers. The quarterly certification includes changes to the Proxy Voting Guidelines, adherence to guidelines, incident reporting, conflict of interests, and IPR management changes.

FIAM Risk and Compliance Committee

If required, IPR will provide an ad hoc update to the FIAM Risk and Compliance Committee on proxy voting performed by IPR.

FIAM Board of Directors

Annually, IPR presents proxy voting results, updates on proxy voting processes, controls, policies and procedures, and any material changes in the proxy voting process to the FIAM Board of Directors.

VII. Attachments

None

First Pacific Advisors, LP

Proxy Voting Policy

August 2021

This policy is designed to reflect FPA’s fiduciary duty to act in a manner that furthers the best interests of its Clients when voting proxies or deciding not to vote. In determining how or whether to vote proxies or provide consents, FPA will not subordinate the economic interests of its clients to the interests of other persons or to FPA’s self-interest. Each proxy issue will be considered individually. Decisions will be made by relevant portfolio managers and based on the financial interest of Clients in light of the specific applicable investment strategy, taking into consideration the guidelines enumerated in this Policy.

Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, this Policy also applies generally to voting and/or consent rights relating to debt securities (to the extent they are voted in a proxy process) on behalf of Clients, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

1.	Procedures

Absent specific Client instructions, and subject to the limitations described below, FPA has adopted the following proxy voting procedures designed to ensure that proxies and consent rights that are voted in a proxy process (each a “proxy”, and collectively, “proxies”) are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	The Proxy Administrator or designee takes steps to ensure that the custodians for all Client accounts have been instructed to electronically deliver all applicable proxy ballots to Institutional Shareholder Services Inc. (“ISS”), which FPA uses to process proxy votes. Note, in certain cases, a proxy vote may be received outside of the ISS process.
•	ISS electronically delivers proxy ballots to FPA’s Proxy Administrator, or in certain situations (e.g., for some debt securities), FPA may receive a proxy ballot or a request to make a voting decision through another method (e.g., mail, etc.). Upon receipt of the proxy ballot, FPA’s Proxy Administrator will forward the ballot to the appropriate FPA Portfolio Manager along with a due date by which the Portfolio Manager must respond back to the Proxy Administrator. The due date provided to the Portfolio Manager should be at least one business day prior to the date by which FPA must vote the proxy for it to be counted. The Portfolio Manager evaluates the proxy ballot to determine voting decisions that will be in the best interest of Clients, and may consider ISS’ recommendations (as applicable) in making a determination to the extent the Portfolio Manager has determined that any such recommendations are consistent with the Firm’s fiduciary duties, including, without limitation, ERISA. The Portfolio Manager then communicates the voting instructions by email to the Proxy Administrator.

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•	To the extent that FPA receives a proxy ballot for an issuer for which FPA has filed Schedule 13D and/or is a Section 16 filer, the Proxy Administrator will consult with the Legal Department prior to sending the proxy to the Portfolio Manager to determine whether FPA is subject to any related restrictions.
•	When the Proxy Administrator receives voting instructions from the Portfolio Manager, the Proxy Administrator will follow those instructions and enter the votes electronically through ISS’ online system, or in the case of proxies that are not delivered through ISS’ online system, vote in accordance with the instructions provided.
    To the extent the Proxy Administrator does not receive a timely response from the Portfolio Manager regarding how to vote a proxy, the Proxy Administrator will: (i) vote in accordance with the recommendations provided by ISS; or (ii) if there is no ISS recommendation, contact the CCO and/or the Legal Department, who will convene an internal working group to determine the appropriate actions.
•	To the extent ISS notifies FPA, or FPA otherwise becomes aware, of additional proxy materials that are filed after the FPA Portfolio Manager has communicated voting instructions or after those instructions have been submitted through ISS’ online system or submitted through another method, the Proxy Administrator and/or the applicable FPA personnel will forward such additional materials to the appropriate Portfolio Manager for consideration. If the FPA Portfolio Manager wishes to change a vote previously cast due to the additional information, the Proxy Administrator will work to implement such change, if feasible, prior to the voting deadline.
•	FPA will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Administrator will document instances in which FPA does not vote a Client’s proxy.
•	The Proxy Administrator will document instances where FPA votes the same proxy in two directions for different Clients.
•	Proxies received after a Client terminates its advisory relationship with FPA will not be voted.[1] The Proxy Administrator will promptly return such proxies to the sender, along with a statement indicating that FPA’s advisory relationship with the Client has terminated, and that future proxies should not be sent to FPA.
•	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.
•	The Proxy Administrator, in conjunction with Compliance, is responsible for overseeing the services provided by ISS, and will conduct periodic diligence regarding such services that will consider, to the extent applicable, the guidance set out in

1 It is noted that in certain circumstances, a Client may request FPA to contractually agree to continue to vote proxies on their behalf after the termination date.

2

Investment Advisers Act Release No. 5325 (September 10, 2019).2 If any FPA personnel identify potential factual errors, incompleteness, or methodological weakness in the voting recommendations provided by ISS, the Proxy Administrator should be notified promptly. Additionally, the Proxy Administrator will take steps to ensure that FPA’s proxy voting decisions were not based on the erroneous or incomplete information.

2.	Conflicts of Interest

When completing the steps above, the Proxy Administrator will consider whether FPA is subject to any material conflicts of interest in connection with each proxy vote. In addition, Employees, including Portfolio Managers involved in determining proxy votes, must notify FPA’s Legal Department and/or the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help the Proxy Administrator and Employees identify potential conflicts when considering proxies of certain issuers and/or their competitors:

•	FPA provides investment advice to a publicly traded company (“Company”), to the public pension plan of such Company, or to a subsidiary or affiliate of such Company, and FPA holds shares of such Company in FPA Client accounts;
•	FPA provides investment advice to an issuer and an FPA employee (or family member) is a member of the issuer’s Board of Directors;
•	FPA provides investment advice to an officer or director of an issuer;
•	FPA, or an affiliate, has a financial interest in the outcome of a proxy vote, such as when FPA is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including FPA;
•	An issuer or some other third party offers FPA or an Employee compensation in exchange for voting a proxy in a particular way;
•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer;

2 Some of the considerations set forth in IA Release No. 5325 (Sept. 10, 2019) include, but are not limited to, reviewing: (i) the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology; (ii) whether the proxy advisory firm has an effective process for seeking timely input from issuers and proxy advisory firm clients with respect to its proxy voting policies, methodologies, and peer group constructions; (iii) disclosures provided by the proxy advisory firm regarding its methodologies in formulating voting recommendations; (iv) the nature of any third-party information sources that the proxy advisory firm uses as a basis for voting recommendations; (v) when and how the proxy advisory firm would expect to engage with issuers and third parties; (vi) policies and procedures regarding identifying and addressing conflicts of interest; and (vii) the number of potential factual errors, incompleteness or methodical weakness in the proxy advisory firm’s analysis that may have materially affected the proxy advisory firm’s research or recommendations that an investment adviser utilized; and (vii) a proxy advisory firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter.

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•	FPA or its Employees have a short position in an issuer, but FPA’s Clients have a long position in the same issuer; and
•	An FPA Client holds securities of an issuer that are senior to the securities of the same issuer held by other FPA Clients in the same strategy, and an action is required (e.g., proxy, bankruptcy, corporate action, etc.) that would benefit some FPA Clients over others.

If FPA detects a material conflict of interest in connection with a proxy solicitation, FPA will abide by the following procedures:

•	FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue.
•	The internal group will review any documentation associated with the proxy vote and ISS’ recommendation for the vote, and may discuss the matter with outside counsel or consultants if necessary.
•	The internal group will propose a course of action that they determine to be in the best interest of the applicable FPA Client(s).[3] Such course of action may include, but is not limited to:
    Consulting with the Board of Directors/Trustees of the FPA Funds for conflicts of interest involving the registered investment companies, and following the course of action proposed by such Board of Directors/Trustees;
    Voting in accordance with the recommendations provided by ISS;
    “Echo” or “mirror” voting those shares in the same proportion as other votes;
    Seeking Client consent for the vote that the Portfolio Manager has proposed;
    Engaging an independent third party to provide a recommendation on how to vote the proxy;
    Abstaining from voting the proxy (in-line with the limitations noted in Section 3 below); or
    For debt proxies, additional courses of action may also include: (i) voting with the majority of uninterested lenders; (ii) ceding its vote to the agent bank if the asset held is bank debt; or (iii) appointing an independent committee or party to make the voting decision.
•	The Proxy Administrator will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions. The Proxy Administrator will retain documentation that reflects the rationale for the proxy vote determination.

3 With respect to any ERISA Plan Client, FPA will resolve any conflict in accordance with its fiduciary duties under ERISA.

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3.	Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where FPA has determined that it is in the Client’s best interest, FPA will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where FPA will limit its role in voting proxies:

•	Client Maintains Proxy Voting Authority. Where the Client has instructed FPA in writing, FPA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by FPA, it will promptly be forwarded to the Client or a specified third party.
•	Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to FPA directing FPA how to vote proxies (e.g., a Client directs FPA to vote ESG based on ISS ESG guidelines or directs FPA to vote a proxy in a certain way in specific situations).
•	Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, FPA may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.
•	Securities No Longer Held. FPA may refrain from voting proxies received for securities which are no longer held by the Client’s account.
•	Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.
•	Non-Discretionary Accounts. If FPA accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.
•	Limited Value. FPA may abstain from voting a Client proxy based upon a conclusion that the effect on a Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•	Costs exceed benefits. FPA may abstain from voting a Client proxy if FPA believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.
•	Non-US Issuers. FPA will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent FPA’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. FPA will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. FPA may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

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4.	Sub-Adviser Engagement

As an investment manager, FPA may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain FPA Clients. Consistent with its management responsibilities, the Sub-Adviser will typically assume the authority for voting proxies on behalf of these FPA Clients. Sub-Advisers may retain the services of third parties to assist in the administration of the proxy voting process and/or provide other services related to proxy voting. FPA will maintain oversight of the Sub-Adviser, including ensuring that the Sub-Adviser has adopted written proxy voting policies and procedures, which it believes are reasonably designed to ensure that the Sub-Adviser votes client securities in the best interests of FPA Clients.

5.	Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian of the securities who in turn may forward these notices to the separately managed account clients. FPA does not provide any legal advice to Clients in connection with class action litigation. FPA will instead provide such accounts with reasonable assistance by providing account-level information upon request.4

6.	Books and Records

The Proxy Administrator will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

•	The issuer’s name;
•	The security’s ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	The number of shares that FPA voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or a security-holder;
•	Whether FPA cast a vote;
•	How FPA cast its vote (for the proposal, against the proposal, or abstain);
•	Whether FPA cast its vote with or against management;

4 With respect to the FPA Funds and FPA Private Funds, FPA is responsible for determining participation in class actions.

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•	Any documentation created by FPA that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and
•	Any communication with Clients on how FPA voted proxies on behalf of the Client.

FPA may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on FPA’s behalf, so long as FPA has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. FPA may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

For proxy ballots that are not delivered electronically via the ISS online system, the Proxy Administrator submits the ballot along with details as to how FPA voted to ISS, who will add it to the system for recordkeeping and regulatory filing purposes.

The Proxy Administrator will periodically reconcile the proxy voting records from the custodians with the proxy voting records from ISS and follow up on any discrepancies to ensure that accurate records are maintained.

7.	Disclosures to Clients and Investors

FPA includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that FPA Clients and investors can contact FPA to obtain a copy of these policies and procedures and information about how FPA voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Administrator, who will respond to any such requests. As a matter of policy, FPA does not disclose how it expects to vote on upcoming proxies.

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Global Responsible Investment and Stewardship Policy and Principles

First Sentier Investors

1.0 Introduction

1.1	Our purpose and beliefs

First Sentier Investors is a global fund manager with experience across a range of asset classes and specialist investment sectors. We are stewards of assets managed on behalf of institutional investors, pension funds, wholesale distributors, investment platforms, financial advisers and their clients worldwide.

Our purpose is to deliver sustainable investment success for the benefit of our clients, employees, society and our shareholder and our vision is to be a provider of world-leading investment expertise and client solutions, led by our responsible investment principles and based on our core values: Care, Openness, Collaboration and Dedication.

We recognise that as allocators of capital, stewards of our clients’ assets and as active shareholders in companies on their behalf, the individual and collective decisions we make as investors have far-reaching implications. While our business is to protect and enhance the value of our clients’ assets, we are aware of our wider responsibilities, such as upholding the quality and integrity of the financial markets we invest in and the allocation of capital to productive purposes that contribute to a sustainable economy and society. We firmly believe that an emphasis on stewardship underpins the quality of our investment process and is part of our broader social licence to operate.

Whilst each team has its own distinct investment process, they all share a commitment to responsible investment and stewardship (RI). Together we aspire to be a global leader in responsible investment and stewardship practices and believe that our diverse investment teams are a key strength in achieving that aim.

As a firm, we hold the following beliefs on Environmental, Social and Governance (ESG) issues:

–	ESG issues are sources of long-term risk and return therefore considering ESG issues leads to better analyses and investment decisions.
–	The execution of ownership rights can increase performance and lower risk over time, assets with well-managed ESG factors will produce higher risk-adjusted returns over the long term.
–	Integrating ESG in all mandates enhances the quality of our investment processes as ESG issues, when poorly managed, will create long-term material impacts for society and the environment.

Sustainability in investing is broader than only considering ESG factors. This document sets out the group-wide requirements that all of our investment professionals are expected to meet and recognises that responsible investment practices continue to evolve and that appropriate approaches to responsible investment and stewardship will differ between asset classes, industries, and individual investments. These principles replace our Global Stewardship Principles, the guidelines and principles for corporate engagement on governance, environmental and social issues, the policy on cluster munitions and anti-personnel mines and the tobacco exclusion policy.

These principles1 have been approved by FSI’s Global Responsible Investment Steering Group and is to be reviewed at least every two years. FSI’s Internal audit and Investment Assurance functions will test compliance with the policy on a regular basis.

1.   These Principles should be construed as a ”policy” for the purposes of compliance with the EU Shareholder Rights Directive II

Global Responsible Investment and Stewardship Policy and Principles	1

1.2	What Responsible Investment & Stewardship means to us

RI often focuses on the consideration of ESG factors in investment decision-making and active ownership practices. While this is critically important, we believe that effective and credible approaches to responsible investment must rest on foundations of a strong stewardship culture and mind-set, engaged people, quality investment processes and responsible and ethical business conduct.

The following principles are designed to act as a guide for all investment professionals when confronted with issues not specifically covered in this document:

–	Excellence in RI is a key to being a world-class asset manager that clients can trust.
–	Companies that recognise their responsibilities for environmental stewardship, positive societal engagement and strong corporate governance can reduce investment risk and add value over time.
–	It is part of our fiduciary duty to proactively assess ESG factors as part of our investment process and to be active owners of our clients’ assets.
–	Entering into dialogue with companies in order to achieve positive ESG outcomes will deliver better value with lower risk over the long-term.
–	Proxy voting is an important investor right and responsibility and should be exercised wherever possible. As active owners of our clients’ funds, we must exercise the ownership rights and vote every share where we have the ability and authority to do so.
–	It is our responsibility to work for the benefit of our clients, constructively with our clients, consultants, our peers, regulators and other stakeholders to:
–	Encourage long-term investing and sustainable high quality financial markets;
–	Encourage the allocation of capital to sustainable business activities; and to
–	Contribute to the development of higher industry standards of responsible investment and stewardship practices.
–	We must measure and report on the ESG outcomes of our investments as evidence of our approach to responsible asset management.

Global Responsible Investment and Stewardship Policy and Principles	2

1.3	Our approach to climate change

We accept the science of climate change and support the global transition to net zero emissions in line with the goals of the Paris Agreement. As investors, we understand this will impact different assets in different ways, both in relation to their contribution to climate change in the form of greenhouse gas emissions, but also their exposure to changes occurring in the physical environment and changes occurring in the regulatory and operating environment. We report in line with the Task Force for Climate-Related Financial Disclosure’s recommendations and encourage the companies that we invest in to do the same.

The key elements of the FSI Responsible Investment Strategy directly related to climate change are set out in our Climate Change Statement, available at: https://www.firstsentierinvestors.com.au/content/dam/web/ australia/responsible-investment/au-climate-change- statement.pdf

1.4	Our approach to Deforestation

We recognise the role that forests play in mitigating climate change and protecting biodiversity and forest reliant economies. We also recognise the negative climate impact of deforestation driven by the over exploitation of high-risk commodities such as palm oil, soy, cattle and timber. While we accept that there is positive economic benefit of such activities, we believe that unsustainable practices pose significant environmental, social and investment risks. This includes exposure to derivatives linked to these high-risk commodities.

FSI does not wish to provide capital to supporting unsustainable business activities that contribute to deforestation, fail to protect high value forest and/or land or systematically violate land rights or the rights of local communities.

Where we believe that our clients’ capital may be exposed to such activities, we will engage with companies with the expectation that they will eliminate such exposures within their direct activities and supply chains. We will also encourage and expect companies to adopt and participate in internationally accepted standards and certification programs.

1.5	Our approach to the Sustainable Development Goals

We support the Sustainable Development Goals (SDGs) and believe that investors have an important role to play in allocating capital towards meeting these goals. In addition, we believe that the SDGs serve as a good framework for measuring how our investments and how we as an organisation contribute to sustainable development, which is a priority for us moving forward.

1.6	Our approach to Human Rights and Modern Slavery risks

Human rights is a complex issue attracting increasing levels of scrutiny and which can affect multiple asset classes.

Corporations have legal, moral and commercial responsibilities to respect human rights and manage the human rights impacts of their operations. They are not only expected to meet their human rights responsibilities, but may face reputational, legal or other consequences if they fail to do so. As an investor in these businesses on behalf of our clients, it is imperative that we fully understand the risks and seek to mitigate them.

The key elements of our RI strategy directly related to human rights and modern slavery are set out in our Human Rights Toolkit and Modern Slavery Toolkit.

Global Responsible Investment and Stewardship Policy and Principles	3

1.0

Introduction

1.7	Internal governance

Over 50 people across our global organisation are part of our responsible investment and stewardship governance structure which includes the following key features:

–	Responsible Investment Steering Group: chaired by our CEO, this group is responsible for setting the direction and strategy for RI and approval of the policy framework.
–	Specialist RI Team: this team engages with and coordinates the entire business to deliver the RI strategy.
–	Global Investment Committee: chaired by the CEO and including our Chief Investment Officer, the committee is responsible for monitoring investment risks and receives reporting on ESG risks and issues for investment teams and portfolios.
–	ESG Impacts Committee: comprising representatives from each investment team (RI Representatives), the ESG Impacts Committee is a forum for identifying research areas to deepen our understanding of how ESG issues impact investment and business performance. The focus is on crosscutting issues that affect multiple investment teams, such as climate change and human rights risks and creating working groups to consider and deepen our knowledge of these issues. The RI Representatives are a key pillar of our governance strategy.

We recognise our responsibility to be transparent and accountable, and report on our approach and progress both internally to the groups and committees listed above, and externally primarily through our annual responsible investment and stewardship report and our website.

Conflicts of interest

Conflicts of interest can arise from the interaction between different business units and affiliates of FSI, their clients, external parties and personal conflicts with employees.

Conflicts can also occur between FSI and our shareholder, Mitsubishi UFJ Trust and Banking Corporation, a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.2Where the interests of these stakeholders are different, this can create a conflict of interest, which need to be managed fairly.

2. In order to comply with the regulatory requirements of the US Federal Reserve Board, FSI US is held under MUFG Americas Holdings Corporation.

A conflict of interest may arise where:

–	FSI’s interest conflicts with its duty to its clients;
–	FSI’s interest to one client conflicts with its duty to another client; and where
–	FSI owes a duty of confidentiality to one party but has the obligation to have undivided loyalty to all its clients.

All employees are required to understand conflicts of interest, how they may arise and what should be done when conflicts are identified. The overarching approach to be followed by all employees on managing a conflict of interest is as follows:

Identify Understand what a conflict is and how it may arise in relation to our day to day responsibilities and activities.
Act Act in a manner aligned with the principles set out in FSI’s policies and procedures to manage identified conflicts.
Report All actual and potential conflicts must be recorded in their business unit’s conflicts of interest registers.

The FSI Regulatory Compliance teams assist in the identification and monitoring of actual and potential conflicts of interest whilst also maintaining a record of any conflicts of interest.

Where a conflict of interest or a potential conflict of interest is identified, the appropriate course of action to ensure fair treatment of clients may include:

–	Disclosure of the interest to clients; for instance in investment management agreements disclosure that we act for more than one client and we will seek to treat each fairly.
–	Rely on a policy of independence; for instance where FSI is acting for both sides of a transaction i.e. “agency cross” ensure that terms of the transaction are normal commercial terms.
–	Establish internal arrangements; for instance preventing the transfer of information internally by implementing information barriers.
–	If necessary, decline to act for a client.

In recognition of this, FSI maintains and implements a conflicts of interest policy. This policy outlines how we define, monitor, escalate and resolve potential conflicts. Our conflicts of interest policy is available at: https://www.firstsentierinvestors.com.au/content/dam/web/ australia/responsible-investment/au-conflicts-of-interest- statement.pdf

Global Responsible Investment and Stewardship Policy and Principles	4

2.0 Responsible Investment Process

2.1	Integration of ESG issues into investment decision-making

The integration of ESG factors into the investment process is an integral component of our responsible investment practices.

Within FSI, there is not one standard approach to ESG integration. For some investment teams it is achieved through the inclusion of an ESG score or rating to refine their investment universe, for others it is integrated into the assessment of management quality and for others it is integrated into valuation methods. While we subscribe to ESG research from a series of third party providers (currently Sustainalytics, MSCI and Reprisk) for the most part our primary source of information is achieved through the analysis conducted by our investment teams. A key component of this analysis for our active equity teams is company engagement. Each team’s approach to ESG integration is articulated in our responsible investment and stewardship report.

2.1.1	Our investment teams commit that:
–	Every active investment should be assessed for relevant ESG risks and opportunities and the results of this assessment documented.
–	ESG risks that are relevant at both an operational level (e.g. pollution, human capital management) and at a strategic level (e.g. resource constraints, regulatory change) are considered in the investment analysis.
–	Investments in companies that have a record of poor quality governance practices and systematic breaches of environmental and social standards that are expected to continue are not acceptable as they pose uncontrollable risks to our clients’ capital.
–	Where companies are confronted from time to time with social, environmental or corporate governance issues, investment professionals should establish the willingness and ability of the company to improve its practices prior to and post investment and seek to engage the company on any outstanding issues.
–	Where material issues are identified which are not being appropriately addressed these should be raised with the company. If the company does not have a satisfactory response further engagement should be attempted and if issues are still not resolved, other options such as votes against directors, collaboration with other investors or ultimately selling of securities will be considered.

Global Responsible Investment and Stewardship Policy and Principles	5

2.0

Responsible

Investment Process

2.2	Corporate Engagement

Engaging in an active dialogue with the companies or entities that we invest in is an important activity as it provides a key opportunity to improve our understanding of their business, and monitor material business issues including strategy, capital allocation and financials as well as their approach to environmental, social and governance matters, and enables us to influence them to improve these practices.

The breadth, depth and frequency of engagement will vary significantly based on a variety of factors including the risks and opportunities faced by the company, the opportunity and willingness to engage by the company, and the size or nature of the investment. Given the varying nature of the asset classes we manage, the geographies in which they operate and the size of our holdings, each of our investment teams’ engagement approaches are tailored to individual companies and the specific issues in question.

2.2.1	Our investment teams commit that:
–	Where they are in a position to engage with a company’s management and board they should do so with the objectives to:
–	Build a respectful, constructive and long-term dialogue with a company’s management and board on the performance and strategy of the company (including on material

ESG issues).

–	Understand the company’s approach to managing key business risks and opportunities to support better investment decision-making.
–	Make clear expectations for improvements in the company’s practices and the importance of the company demonstrating those improvements.
–	Raise any material ESG issues identified.
–	Engagement should emphasise our long-term investment horizon and avoid encouraging short-term behaviours by company management that aim to maximise corporate revenue without due consideration of the impacts on stakeholders, the environment and society.
–	To ensure that we have adequate information to assess the value at risk, we will encourage and recommend companies to disclose their material ESG risks and performance in keeping with widely adopted and emerging global standards. This may include but is not limited to the Task Force on Climate-related Financial Disclosures’ reporting framework, the Global Reporting Initiative framework for sustainability reporting, the SASB Materiality Map and reporting on contribution to the SDGs.
–	Where a company is not recognising or addressing, an engagement strategy with defined SMART objectives and escalation points shall be developed.
–	All meetings must be logged with any issues raised to be documented for follow up. Progress against SMART objectives shall be reviewed periodically.
–	Investment teams shall engage collectively with other teams and investors where appropriate subject to complying with fiduciary, market conduct and relevant regulatory obligations and where this does not involve sharing competitively sensitive information.
2.3	Proxy voting

We believe proxy voting is an important investor right and responsibility and should be exercised wherever possible. In addition, the ability to vote strengthens our position when engaging with investee companies and supports the stewardship of our clients’ investments. Voting rights (along with other rights attached to shares, for example pre-emption rights) are a valuable asset which should be managed with the same care and diligence as other assets on behalf of our clients.

FSI obtains recommendations from a selection of proxy voting advisers (currently Glass Lewis and Ownership Matters); however, our investment teams retain full control of their voting decisions and may not always follow the guidance issued by the providers. FSI will regularly monitor the performance of its proxy voting advisers. This review includes: organisation, security & cyber security, compliance & risk, governance, training & competency, disaster recovery, service delivery and business ethics.

The head of each asset class or delegate is responsible for ensuring that all company resolutions are reviewed and an appropriate and consistent recommendation is made in line with the corporate governance guidelines and principles as outlined in this document. Records of all votes cast are disclosed on our website www.firstsentierinvestors.com in the Responsible Investment section

Global Responsible Investment and Stewardship Policy and Principles	6

2.0

Responsible

Investment Process

2.3.1	Securities lending

We do not initiate or actively participate in securities lending as amongst others it does not allow us to fulfil our voting rights and responsibilities.

2.3.2	Voting on environmental and social issues

Most engagement activity pertaining to environmental and social issues occurs directly with management of the company. Where an investment team has been engaging with a company on an environmental and social issue and does not feel that the company is making progress against the defined objectives outlined as part of the engagement strategy, the team shall consider supporting shareholder resolutions related to the issue and/or voting against directors. The investment team may also consider filing or co-filing a shareholder resolution.

The ESG guidelines and principles contained in this document shall be used to assist decision-making and company engagement activities across all our various funds. However, given the independent manner in which FSI’s various funds are governed and managed, it is nevertheless possible for managers to vote differently on and have different perspectives about company ESG performance.

2.3.3	Our investment teams commit that:
–	They shall vote on all resolutions at company meetings where they have the authority to do so.
–	When an investment team intends to vote against the company’s recommendation on a substantial or contentious proposal, best endeavours should be made to inform the company beforehand to explain the reasons for the decision with a view to achieving a satisfactory outcome.
–	Where a vote against a proposal is submitted, the reason for the negative vote shall be documented in the voting system.
–	In the case of a shareholder proposal or a vote against the recommendation of the proxy advisor, the reason for the vote shall be documented in the voting system.
–	All votes shall be made in the best long-term interest of the unit holders and clients.
–	Investment teams shall consider the merits of all resolutions put forward, regardless of the proponents of the resolution.
–	Where there are multiple parts to a resolution, the investment teams shall consider both the individual merits of each part of the resolution, as well as the impact of the resolution as a whole.

See Appendix 1 for a list of examples of voting issues and our current position.

2.4	Investment Screens

We do not generally use firm-level negative screens in our approach to responsible investment. In general we may choose to implement exclusionary screens at product level, or based on specific criteria requested via individual client mandates.

However, a key part of our approach to responsible investment includes commitments to:

–	support and uphold fundamental principles of human rights;
–	support international norms and standards enshrined in widely adopted treaties, conventions and codes of practice; and
–	uphold the highest standards of environmental stewardship.

Exceptionally, where a company’s activities conflict with these commitments, we may implement a company-wide ban on investment (in both equity and debt) in certain sectors or companies. Such a decision is taken by the RI Steering Group taking into account the factors outlined above, together with our fiduciary duty, client sentiment and long-term sustainability and investment risk.

Two critical areas where we have implemented this are on investment in companies involved in the manufacture of certain types of controversial weapons (anti-personnel mines, cluster weapons, biological and chemical weapons, depleted uranium, certain nuclear weapons and white phosphorus munitions), and companies whose primary business is the manufacture of cigarettes and other tobacco products. All investment teams (covering all products, regions and asset classes) are prohibited from investing in companies involved in the manufacture of controversial weapons (as defined above), and companies whose primary business is the manufacture of cigarettes and tobacco products. The RI team in collaboration with the compliance team manages the implementation of this policy.

The list of excluded companies is based on research from credible third parties in the case of the manufacture of cluster munitions and antipersonnel mines, and those companies whose primary business is the manufacture of cigarettes and other tobacco products in the countries in which we invest in the case of the manufacture of cigarettes and tobacco products. This list is reviewed annually by the RI Team and endorsed by the RI Steering Group and published on our website.

Global Responsible Investment and Stewardship Policy and Principles	7

2.0

Responsible

Investment Process

2.5	Asset class specific considerations

We have developed these Principles to universally apply to all investment teams and professionals but recognise that different asset classes, sectors and geographies provide unique opportunities for implementation and to demonstrate our strengths as responsible investors. Specifically:

–	In addition to engagement with companies, fixed income and credit teams have opportunities to engage with counterparties, credit rating agencies, and government, semi-government and supra-national issuers. Fixed income investors should be proactive in engaging with those parties who can influence long-term investment outcomes.
–	Our direct Infrastructure team takes significant stakes in assets that usually include board representation, which enables the team to actively manage and influence ESG issues throughout the lifecycle of the investment process. The team has developed specific guidelines in line with these RI and Stewardship Principles.
–	Systematic or rules-based investment strategies are expected to:
–	Exercise their ownership rights, particularly as they relate to proxy voting and develop their own policy in line with these RI and Stewardship Principles.
–	Engage with companies either directly or by considering collaborative engagement opportunities (either internally with other investment teams or externally).
–	Produce relevant research and other thought leadership that can support clients to incorporate ESG and other non- financial factors in their investment mandates.
–	Develop alternative investment strategies that more fully incorporate responsible investment principles.
–	Multi-asset / macro strategies tend to invest in other funds or derivatives. Whilst they do not have as much opportunity to exercise these RI and Stewardship Principles over the underlying assets as other teams they are expected to:
–	Develop their own capability documents in line with our RI and Stewardship principles. Supported by producing relevant research and welcoming all industry, investor and academic research as part of our commitment to support clients to incorporate ESG and other non-financial factors in their investment mandates.
–	Exercise their ownership rights, particularly as they relate to proxy voting where equities are directly held and develop their own policy/approach in line with our RI and Stewardship principles.
–	Consider the impact of ESG and other issues at the macro level, particularly as they relate to countries, regions and sectors of the economy and incorporate these into their investment decision-making.
–	Consider the effect of derivatives and other financial instruments on the underlying markets/assets.
–	In selecting underlying managers, ensure they meet high standards of professional conduct, stewardship, and responsible investment discussed in this policy.
3.0	Learning and development

We are committed to fostering a culture that supports principles of stewardship and responsibility and focusses on increasing employee engagement with RI. Moving forward, a priority of our Responsible Investment Learning & Development Group is to define a new approach to learning and development across four key parts of the business:

–	Leadership team and non-executive directors
–	Investment teams
–	Distribution, marketing and product teams
–	Operational teams

In addition to our formal training programme, investment team members receive practical training through participation in the ESG Impacts Committee and working groups and regular contact with the specialised RI team.

4.0	Industry collaboration and policy advocacy

We believe that it is our responsibility to engage in public policy debates and industry initiatives on RI topics in line with our clients’ interests where we have relevant experience. Issues we will seek to engage and collaborate on include:

–	Development of best practices
–	Quality of markets
–	Understanding of ESG as sources of risk and return
–	Enhancing our clients’ interests and awareness of ESG issues
–	Policy and regulatory developments
–	Implementation of standards for company reporting on material ESG issues

A full list of initiatives that we engage with and support is listed in our annual responsible investment and stewardship report.

Global Responsible Investment and Stewardship Policy and Principles	8

The following is a non-exhaustive list of illustrative examples of voting issues and our current position:

Board

–	Directors/non-executive directors – we consider independence of a non-executive director to mean that they have not been former executives of the relevant company for a minimum of five (5) years and do not have a family or close personal relationship with an executive of the company.
–	New directors – there should be a formal and transparent procedure for the appointment of new directors to a board. The Chairman and a majority of the members of the Nomination Committee should be non-executive directors.
–	Number of board appointments – non-executive directors must balance their number of board appointments with their personal ability to provide a meaningful contribution to each board. Similarly, executive directors who have outside directorships need to ensure that their contribution to their current employer is not diminished.
–	Removal of directors – we will not support changes to company constitutions that weaken the position of non- executive directors on the board.
–	Retirement by rotation – with the exception of the Chief Executive, we expect all directors to seek re-election, with one third seeking election each year.
–	Division of roles – in most cases the role of Chairman and Chief Executive should be split. We consider that board changes involving the Chief Executive becoming Chairman or executive directors becoming non-executive is acceptable only if there is a clear majority of independent directors.
–	Executive/board misconduct – before supporting the appointment of a new director or the re-appointment of an existing director to a board, we will consider their qualifications and experience, including any instances of executive misconduct.
–	Diversity – we expect that companies are able to demonstrate diversity of gender, age, ethnicity, sexuality and thought across their organisation and at board level. We are a member of the 30% Club Investor Working Group in Australia and our investment teams actively engage with companies to help achieve the objectives of this group. Where a company has no female directors, following unsuccessful engagement we will consider voting against any newly appointed male directors.
–	Audit and remuneration committees – membership of an audit committee should be non-executive. Members of both committees should be listed in annual reports and identified on the notice of re-election of directors. It is preferred that only non-executive directors sit as members of the remuneration committee.

Ownership & Shareholder rights

–	Political donations – we support the notion that companies should seek a mandate from shareholders before making political donations. Justification of political donations should be provided at the annual general meeting or in the annual report.
–	Shareholder rights – in general, we will not support resolutions that propose: changes to the corporate structure that curtail shareholder rights (for example, the right to call a special meeting or the right to nominate director candidates); or changes to the capital structure that could dilute shareholders’ voting and/or economic rights.

Remuneration

–	Remuneration – we expect remuneration structures to be simple, long-term oriented, aligned with shareholder value/ return, to encourage responsible risk taking and to the extent relevant embrace broader notions of ‘success’ (for example, contribution to corporate culture).
–	Disclosure – we support the principle that there should be full disclosure of directors’ total remuneration packages, including share options, fringe benefits and retirement benefits. We expect appropriate justification for levels of remuneration and the link of these to company objectives and performance from the Chairman of the Remuneration Committee.
–	Termination payments – we believe that payments on termination of executive directors’ contracts should not be excessive. In the case of poor performance, a statement of justification should be given. We may write to the Chairman of the Remuneration Committee to ask for details of compensation payments to departing executives if they are not published. Disclosure of any contingent liabilities should be made.

Environmental and social

–	Environmental and social risks – we believe that well governed companies have appropriate environmental and social risk policies and management procedures in place. As part of the governance process, we expect boards to have oversight of these risks and policies, and executive management to be able to publicly report on these risks and their management and indicate where appropriate the potential impact on company earnings.
–	Climate change – we support the global transition to net zero emissions in line with the goals of the Paris Agreement. We expect companies to be prepared for the transition to a low carbon economy and transparent about how they are preparing for this outcome. We will support climate-related proposals that request actions or additional disclosure in line with these statements where we feel that the company is not making sufficient progress.

Global Responsible Investment and Stewardship Policy and Principles	9

Last Update Date: March 2021

This material has been prepared and issued by First Sentier Investors (Australia) IM Ltd (ABN 89 114 194 311, AFSL 289017) (Author). The Author forms part of First Sentier Investors, a global asset management business. First Sentier Investors is ultimately owned by Mitsubishi UFJ Financial Group, Inc (MUFG), a global financial group.

This material is directed at persons who are professional, sophisticated or `wholesale clients’ (as defined under the Corporations Act 2001 (Cth) (Corporations Act)) and has not been prepared for and is not intended for persons who are `retail clients’ (as defined under the Corporations Act). This material contains general information only. It is not intended to provide you with financial product advice and does not take into account your objectives, financial situation or needs. Before making an investment decision you should consider, with a financial advisor, whether this information is appropriate in light of your investment needs, objectives and financial situation. Any opinions expressed in this material are the opinions of the Author only and are subject to change without notice. Such opinions are not a recommendation to hold, purchase or sell a particular financial product and may not include all of the information needed to make an investment decision in relation to such a financial product.

To the extent permitted by law, no liability is accepted by MUFG, the Author nor their affiliates for any loss or damage as a result of any reliance on this material. This material contains, or is based upon, information that the Author believes to be accurate and reliable, however neither the Author, MUFG, nor their respective affiliates offer any warranty that it contains no factual errors. No part of this material may be reproduced or transmitted in any form or by any means without the prior written consent of the Author.

Copyright © First Sentier Investors (Australia) Services Pty

Limited 2020 All rights reserved.

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)

Franklin Advisory Services, LLC (FASL)

Franklin Mutual Advisers LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)

Franklin Templeton Investment Management Limited (FTIML)

Templeton Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ.

Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

The Franklin LibertyQ branded smart beta exchange traded funds and other passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

I. Proxy Voting

A.	Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

GQG votes proxies for the majority of its Clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B.	Policy

It is the policy of GQG to vote proxies in the interest of maximizing value for GQG’s Clients. Proxies are an asset of a Client, which should be treated by GQG with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

C.	Procedures

GQG’s portfolio managers are responsible to ensure proxies of securities held in each account for which they are responsible are timely voted or not voted, in accordance with this Policy. Upon written request, Clients can take responsibility for voting their own proxies, or can give GQG instructions about how to vote their respective shares. For Clients retaining responsibility to vote their own proxies, the Clients must arrange with their custodian to ensure they receive applicable proxies.

GQG has retained Institutional Shareholder Services (“voting agent”) to assist in the coordination and voting of Client proxies. The GQG operations team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•	Obtaining proxy materials. GQG instructs Client custodians to deliver proxy materials for accounts of Clients who have given us voting authority. Delivery is made to GQG’s voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

•	Determining the vote. GQG’s voting policy is to determine its vote based on what is most likely to further the economic value of each investment for the expected holding period. Ultimately each vote is cast on a case-by-case basis, considering the relevant circumstances at the time of each vote. The guidelines GQG has established with its voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management.

•	Voting. Using the Internet, GQG’s voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Portfolio managers are responsible to ensure that proxies are voted in accordance with this policy. The issues and the voting agent’s own analysis are reviewed and then each issue is voted in accordance with our policy. GQG analysts most familiar with the security may be consulted.

•	Maintaining records. With the assistance of GQG’s voting agent, GQG maintains records of GQG’s policies and procedures, proxy statements received, each vote cast, any documents GQG creates material to its decision making and any Client’s written request for proxy voting records as well as GQG’s written response to any Client request for such records.

•	Conflicts of interest. Any material conflict between GQG’s interests and those of a Client will be resolved in the best interests of the Client. In the event GQG becomes aware of such a conflict, GQG will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of GQG’s voting agent or (c) make other voting arrangements consistent with GQG’s fiduciary obligations.

•	Shares not voted. GQG’s procedures are reasonably designed to assure that GQG votes every eligible share; however, there are circumstances in which GQG may be unable to vote or may determine not to vote a proxy on behalf of one or more Clients. These circumstances include:

o	Share blocking countries restrict share transactions for various periods surrounding the meeting date. GQG has taken the position that share liquidity generally has a higher value than the vote and usually does not vote shares subject to transaction restrictions.

o	Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that GQG not attempt to vote those shares

.

o	Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and GQG’s ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally GQG has determined not to attempt to qualify GQG’s proxy votes for these shares.

o	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

o	Certain security lending programs may prevent GQG from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

•	Obtaining additional information. Clients may obtain a report showing how GQG voted their shares upon request. In addition, Clients also may request a copy of GQG’s general Proxy Voting Policy statement and the GQG-specific Proxy Voting Guidelines used by GQG’s voting agent.

D.	General Voting Policy for ERISA Accounts

According to the U.S. Department of Labor (“DOL”), the fiduciary act of managing plan assets that are shares of corporate stock can include the voting of proxies (unless the voting right is properly reserved by the named fiduciary). Unless the applicable controlling documents provide otherwise, the investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should adhere to documented guidelines and are required to maintain accurate voting records.

The manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security, and the manager must act prudently and solely in the interest of plan participants and beneficiaries when deciding whether to vote, and when voting, a proxy. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines GQG has established with its voting agent are intended to result in proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines. A certain DOL regulation provides for various specific requirements relating to the voting of proxies. Although (as of May 2021) the DOL has adopted a non-enforcement policy regarding the regulation, this policy does not impede claims by plan participants and beneficiaries and plan fiduciaries.

E.	Applicability of Guidelines for All Accounts

In the absence of unique Client constraints or instructions acceptable in non-fiduciary situations, the guidelines also should serve for voting on all accounts under management.

Policy, Procedures and Guidelines for Goldman Sachs Asset Management’s Global Proxy Voting

2022 Edition

March 2022

For further information, please contact GSAM-Stewardship@gs.com.

PART I:	1
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS	1
A: Our Approach to Proxy Voting	1
B: The Proxy Voting Process	1
C: Implementation	2
D. Conflicts of Interest	3
PART II	4
GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY	4
Region: Americas	4
1. Business Items	4
2. Board of Directors	5
3. Executive and Non- Executive Compensation	9
4. Shareholders Rights and Defenses	11
5. Strategic Transactions and Capital Structures	12
6. Environmental and Social Issues	15
Region: Europe, Middle East and Africa (EMEA) Proxy Items	19
1. Business Items	19
2. Board of Directors	20
3. Remuneration	25
4. Shareholder Rights and Defences	26
5. Strategic Transactions, Capital Structures and other Business Considerations	27
6. Environmental and Social Issues	29
Region: Asia Pacific (APAC) Proxy Items	33
1. Business Items	33
2. Board of Directors	34
3. Remuneration	39
4. Shareholder Rights and Defences	40
5. Strategic Transactions, Capital Structures and other Business Considerations	40
6. Environmental and Social Issues	43
Region: Japan Proxy Items	47
1. Operational Items	47
2. Board of Directors	48
3. Compensation	51
4. Shareholder Rights and Defenses	52
5. Strategic Transactions and Capital Structures	52
6. Environmental and Social Issues	54

PART I:

GOLDMAN SACHS ASSET MANAGEMENT1 POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS

A: Our Approach to Proxy Voting

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B: The Proxy Voting Process

Public Equity Investments

Fundamental Equity Team

1 For purposes of this Policy, “Asset Management” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; GSAM Services Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; and Goldman Sachs Asset Management Fund Services Limited.

1

The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

GS Investment Strategies Portfolio Management

Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.

Alternative Investment and Manager Selection (“AIMS”) and

Externally Managed Strategies

Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.

C: Implementation

We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes.  If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.

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Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.

Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation.  We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.

We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D. Conflicts of Interest

Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

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PART II

GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.       Business Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

Reincorporation Proposals

We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive Venue for Shareholder Lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•                  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;

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•                  Whether the company has the following good governance features:

▪	Majority independent board;
▪	Independent key committees;
▪	An annually elected board;
▪	A majority vote standard in uncontested director elections;
▪	The absence of a poison pill, unless the pill was approved by shareholders; and/or
▪	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.        Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.

Voting on Director Nominees in Uncontested Elections

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST or WITHHOLD from members of the Nominating Committee:

•	At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;

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•	At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•	At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets

Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.

Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than five public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Director Independence

At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Director Accountability

Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

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•	Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•	including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•	There is excessive pledging or hedging of stock by executives;
•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

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Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Compensation Committee

See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.

Nominating/Governance Committee

Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:

•	The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•	The board does not meet our diversity expectations;
•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed; and
•	Whether minority or majority representation is being sought.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

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We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Other Board Related Proposals (Management and Shareholder)

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Shareholder Proposals Regarding Board Declassification

We will generally vote FOR proposals requesting that the board adopt a declassified board structure.

Majority Vote Shareholder Proposals

We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

We will generally vote FOR shareholder proposals to restore or provide cumulative unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.       Executive and Non- Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

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•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;
-	We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•	Long-term equity-based compensation is 100% time-based;
•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity; and
•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;
•	Limits on employee contributions;
•	Company matching contributions; and
•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

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Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;
•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of Accelerated Vesting in the Event of a Change in Control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based Equity Awards and Pay-for-Superior-Performance Proposals

Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

Compensation Committee

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

4.       Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

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Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Special Meetings Arrangements

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or
•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

5.       Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•                  Valuation;

•                  Market reaction;

•                  Strategic rationale;

•                  Management’s track record of successful integration of historical acquisitions;

•                  Presence of conflicts of interest; and

•                  Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•                     The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

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Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

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Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•                     The parties on either side of the transaction;

•                     The nature of the asset to be transferred/service to be provided;

•                     The pricing of the transaction (and any associated professional valuation);

•                     The views of independent directors (where provided);

•                     The views of an independent financial adviser (where appointed);

•                     Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

6.        Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•	If the company has detailed disclosure in line with Paris Agreement goals.
•

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•	If the proposal asks for long-term targets, as well as short and medium term milestones;
•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

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•	Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•	Calling for the reduction of Greenhouse Gas (GHG) emissions;
•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•	Requesting a company report on its energy efficiency policies; and
•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•	Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•	The degree to which existing relevant policies and practices are disclosed;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Europe, Middle East and Africa (EMEA) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.        Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation;
•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•                  There are serious concerns about the statutory reports presented or the audit procedures used;

•                  Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•                  The dividend payout ratio has been consistently low without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

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Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.        Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

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Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•                  Adequate disclosure has not been provided in a timely manner; or

•                  There are clear concerns over questionable finances or restatements; or

•                  There have been questionable transactions or conflicts of interest; or

•                  There are any records of abuses against minority shareholder interests; or

•                  The board fails to meet minimum corporate governance standards; or

•                  There are reservations about:

o	Director terms
o	Bundling of proposals to elect directors
o	Board independence
o	Disclosure of named nominees
o	Combined Chairman/CEO
o	Election of former CEO as Chairman of the board
o	Overboarded directors
o	Composition of committees
o	Director independence
o	Number of directors on the board
o	Lack of gender diversity on the board
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•	At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•	At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

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Executive Director

•                  Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (a cooling off period may be applied);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of

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laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

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Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•	There is excessive pledging or hedging of stock by executives;
•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•	The board does not meet our diversity expectations;
•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nomineess in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed; and
•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

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Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.        Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;
-	We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•	Long-term equity-based compensation is 100% time-based;
•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

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•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity; and
•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.        Shareholder Rights and Defences

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.

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For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.

5.        Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•                     Valuation;

•                     Market reaction;

•                     Strategic rationale;

•                     Management’s track record of successful integration of historical acquisitions;

•                     Presence of conflicts of interest; and

•                     Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30% of its new authorization outstanding

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after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•                     The parties on either side of the transaction;

•                     The nature of the asset to be transferred/service to be provided;

•                     The pricing of the transaction (and any associated professional valuation);

•                     The views of independent directors (where provided);

•                     The views of an independent financial adviser (where appointed);

•                     Whether any entities party to the transaction (including advisers) is conflicted; and

•                     The stated rationale for the transaction, including discussions of timing

6.       Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

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•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•	If the proposal asks for long-term targets, as well as short and medium term milestones;
•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

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•	Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•	Calling for the reduction of Greenhouse Gas (GHG) emissions;
•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•	Requesting a company report on its energy efficiency policies; and
•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•	Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•	The degree to which existing relevant policies and practices are disclosed;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Asia Pacific (APAC) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.

1.        Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation;
•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•                  The dividend payout ratio has been consistently low without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

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Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.        Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

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•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards; or
•	There are reservations about:
o	Director terms
o	Bundling of proposals to elect directors
o	Board independence
o	Disclosure of named nominees
o	Combined Chairman/CEO
o	Election of former CEO as Chairman of the board
o	Overboarded directors
o	Composition of committees
o	Director independence
o	Number of directors on the board
o	Lack of gender diversity on the board
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•	At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

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Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (a cooling off period may be applied);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below

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reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

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•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•	There is excessive pledging or hedging of stock by executives;
•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•	The board does not meet our diversity expectations;
•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed; and
•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.        Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;
-	We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•	Long-term equity-based compensation is 100% time-based;
•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity; and

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•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.        Shareholder Rights and Defences

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

5.        Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

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•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

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Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•                     The parties on either side of the transaction;

•                     The nature of the asset to be transferred/service to be provided;

•                     The pricing of the transaction (and any associated professional valuation);

•                     The views of independent directors (where provided);

•                     The views of an independent financial adviser (where appointed);

•                     Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

6.       Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

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•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•	If the company has detailed disclosure in line with Paris Agreement goals.
•

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•	If the proposal asks for long-term targets, as well as short and medium term milestones;
•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•	Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•	Calling for the reduction of Greenhouse Gas (GHG) emissions;
•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•	Requesting a company report on its energy efficiency policies; and
•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

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A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•	Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•	The degree to which existing relevant policies and practices are disclosed;

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•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.        Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation;
•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
•	The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

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Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

2.        Board of Directors and Statutory Auditors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards; or
•	There are reservations about:
o	Director terms
o	Bundling of proposals to elect directors
o	Board independence
o	Disclosure of named nominees
o	Combined Chairman/CEO
o	Election of former CEO as Chairman of the board
o	Overboarded directors
o	Composition of committees
o	Director independence
o	Number of directors on the board
o	Lack of gender diversity on the board
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.

Board Composition

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We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Director Independence

Classification of Directors

Inside Director

•	Employee or executive of the company;
•	Any director who is not classified as an outside director of the company.

Non-Independent Non-Executive Director (affiliated outsider)

•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is/was also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•	Government representative;
•	Currently provides or previously provided professional services to the company or to an affiliate of the company;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains
•	transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who worked at the company’s external audit firm (auditor).
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•	Former executive;
•	Any director who has served at a company as an outside director for 12 years or more;
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•	“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.

Independent Non-Executive Directors (independent outsider)

•	No material connection, either directly or indirectly, to the company other than a board seat.

At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

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At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.

At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.

At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.

Director Accountability

Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company,

including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nomineess in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;

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•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Statutory Auditor Elections

Statutory Auditor Independence

Vote AGAINST affiliated outside statutory auditors.

For definition of affiliated outsiders, see “Classification of Directors”

Statutory Auditor Appointment

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards; or
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

3.       Compensation

Director Compensation

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Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.        Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

5.        Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•                     Valuation;

•                     Market reaction;

•                     Strategic rationale;

•                     Management’s track record of successful integration of historical acquisitions;

•                     Presence of conflicts of interest; and

•                     Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

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Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•                     The parties on either side of the transaction;

•                     The nature of the asset to be transferred/service to be provided;

•                     The pricing of the transaction (and any associated professional valuation);

•                     The views of independent directors (where provided);

•                     The views of an independent financial adviser (where appointed);

•                     Whether any entities party to the transaction (including advisers) is conflicted; and

•                     The stated rationale for the transaction, including discussions of timing.

6.       Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

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Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•	If the company has detailed disclosure in line with Paris Agreement goals.
•

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•	If the proposal asks for long-term targets, as well as short and medium term milestones;
•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•	Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•	Calling for the reduction of Greenhouse Gas (GHG) emissions;
•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•	Requesting a company report on its energy efficiency policies; and
•	Requesting reports on the feasibility of developing renewable energy resources.

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Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

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•	Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•	The degree to which existing relevant policies and practices are disclosed;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Proxy Voting Procecdures

Granahan Investment Management LLC (“GIM”) utilizes ISS (the “Provider”) recommendations as an aid in carrying out its proxy voting duties; though GIM retains ultimate authority over the process.

GIM generally votes in unison across all shares managed by GIM, where GIM has voting discretion. If a single account(s) casts a vote that is different from the other accounts, that reason must be well documented and is typically due to a specific request from the client to vote that way.

While GIM largely votes along with the Provider’s recommendations, there are cases where GIM believes the recommendation conflicts with the vote that maximizes shareholder value and will vote against the recommendation. In these instances, the reason for divergence from the recommendation must be written (e-mail acceptable) and approved by the CCO or CIO. The CCO and CIO will ensure there is no conflict of interest, personal or corporate, driving the vote against the recommendation. GIM seeks to vote ballots with the goal of maximizing shareholder value for all clients. In the event GIM chooses to vote against the provider’s recommendation, and that is clearly in conflict with a particular client’s best interest, GIM may choose to cast that client’s shares with the vote that is more beneficial to them.

GIM will evaluate and vote any proxy where the Provider does not give a recommendation or where the recommendation appears to be driven by a conflict of interest at the Provider.

GIM reviews proxy votes on a quarterly basis to confirm all ballot shares are voted, and to confirm that overrides have proper supporting documentation.

Foreign proxy voting can be impacted by operational issues, such as restricted liquidity while shares are being voted. GIM generally refrains from voting where the process itself impacts the marketability of the security.

GIM periodically assesses the Provider’s ability to continue to provide independent analysis, recommendations, and operational support to our proxy voting responsibilities through factors such as historical experience, perceived independence, and reputation.

April 19, 2022

404 Wyman St., Suite 460, Waltham, MA 02451 • www.granahan.com • 781-890-4412	1

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the experience, competence, and reputation of a company's management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. As a result of this process, we find that in the majority of cases we will agree with management’s recommendations on proxy proposals, and vote in accordance with these. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

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Harris Associates L.P.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

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Harris Associates L.P.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

2.	Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

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Harris Associates L.P.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

●	The shareholders making the proposal have an ownership threshold of 5% of the voting power
●	The shareholders making the proposal each have 3 years of continuous ownership
●	The proposal does not exceed a cap on shareholder nominees of 25% of the board
●	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

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Harris Associates L.P.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Environmental, Social, and Governance (ESG) Issues

Harris believes that ESG issues can affect the financial performance of the companies that we invest in (to varying degrees across companies, sectors, and regions). As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote. We are focused on maximizing long-term shareholder value, and believe that the consideration of material ESG factors is an important part of this approach.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

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Harris Associates L.P.

IV.	BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A. , an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

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Harris Associates L.P.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is comprised of employees of the Security Data Management Team whom are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio. Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

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Harris Associates L.P.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

8

Harris Associates L.P.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21

9

Heitman

Investment Adviser Policies and Procedures Manual

Proxy Voting

Application: Public Securities investment adviser that is registered under the Investment Advisers Act of 1940 (“Heitman” or “the firm”)

Heitman provides investment advisory services to their clients, some of which are separate account mandates and some of which are commingled investment schemes, with respect to publicly traded real estate securities. It is Heitman’s general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in the best interest of such clients.

Heitman utilizes the services of one or more independent unaffiliated proxy firms, which are responsible for: notifying the applicable Heitman adviser in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by the applicable proxy firm to be in the best interests of the shareholders; and maintaining records of proxy statements received and votes cast.

Heitman considers each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by the applicable proxy firm when deemed appropriate. There may also be occasions when Heitman determines, contrary to the proxy firm recommendation, that not voting such proxy may be in the best interest of clients, such as: (i) when the cost of voting such proxy exceeds the expected benefit to the client, or (ii) if the applicable Heitman adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

Heitman generally votes with the recommendations from the proxy firm unless a client investment management agreement has a different requirement or the Proxy Committee, as described in the next paragraph, rejects the recommendation.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of: (i) a Public Securities Portfolio Manager (“PM”), (ii) the Chief Legal Officer of Heitman LLC, or if the Chief Legal Officer is unavailable, a reserve designee as may be appointed by Heitman from time to time and (iii) the Head of Global Public Real Estate Securities. The Public Securities PM that is appointed to the Proxy Committee will be from a Heitman adviser other than the Heitman adviser that proposed rejecting the recommendation. The Proxy Committee is responsible for reviewing and addressing any instance where a PM determines that a proxy firm recommendation is not in the best interest of clients and wants to vote a proxy in a manner inconsistent with the recommendation of the proxy firm, this Policy or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

On an annual basis, the Proxy Committee shall review this policy and procedure and the proxy firm(s) and will recommend changes, as needed.

As a general rule, a representative of the Heitman Operations group (“Operations”) processes all proxies which any Heitman adviser is entitled to vote. The proxy voting policy is as follows:

April 2021

I.	Operations prints a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from the applicable proxy firm with respect to the issues on a particular proxy;

II.	Operations sends the Proxy Analysis Report to the PM who is responsible for review of the company conducting the proxy;

III.	In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the PM may consider information from various sources including, without limitation, another Heitman PM or research analyst, management personnel of the company conducting the proxy and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and any of its clients with respect to such proxy;

IV.	The PM returns the Proxy Analysis Report to Operations indicating his or her voting recommendation for the proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and its clients with respect. If a PM recommends responding to a particular proxy contrary to the proxy firm recommendation or perceives an actual or potential conflict of interest, the exception is noted and set aside for consideration by the Proxy Committee;

V.	Operations compiles all exceptions and forwards such exceptions promptly to the members of the Proxy Committee, selecting an appropriate Public Securities Lead PM. The Proxy Committee convenes to review the exceptions;

VI.	Proxy Committee meetings may be conducted in person, via teleconference, videoconference or via e-mail. Regardless of the manner in which the Proxy Committee meeting has been conducted, Operations will participate and will document the decisions of the Proxy Committee (a “Proxy Committee Report”);

VII.	In instances where suspected conflicts of interest have been identified, the Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy. In such cases, the Proxy Committee may decide (1) to independently determine that no material conflict of interest exists or will likely potentially exist, (2) to respond to such proxy in strict accordance with the recommendations of the proxy firm, or (3) to take another course of action that, in the opinion of the Proxy Committee, adequately addresses the conflict of interests issue.

VIII.	At or following the Proxy Committee meeting, the Proxy Committee may confirm or overturn, in any case, either in whole or in part, any recommendations made by the PM. The vote of a majority of the Proxy Committee shall be required to confirm any recommendations by the PM to vote any proxy contrary to the proxy firm recommendation as to how to vote that issue;

IX.	In cases other than those requiring a Proxy Committee meeting, Operations will respond to the proxy in accordance with the recommendations of the proxy firm except in instances where a client has advised a Heitman in writing that particular proxies or proxies of a certain type should be responded to in a particular fashion, in which circumstance Operations will respond to the proxy in question in accordance with such advice; and

X.	Upon request from any member of the Proxy Committee or Compliance department, Operations will prepare a proxy voting summary (“Proxy Voting Summary”)containing all of the proxy firm’s voting recommendations that were overridden during the period requested. The Proxy Voting Summary will also highlight any proxy issues that were identified as presenting actual and potential conflicts of interest and how they were addressed.

XI.	The Operations Department is responsible for reporting to clients on its proxy voting activity according to the terms of the clients’ Investment Management Agreements. The Operations Department is also responsible for submitting proxy voting information to each mutual fund client, assisting with the preparation of Form N-PX and reviewing a draft of Form N-PX for accuracy, prior to filing by the mutual fund client.

April 2021

The following proxy materials and records will be maintained by Operations for a period of five years in an easily accessible place, the first two years in Heitman’s Chicago office:

I.	These policies and procedures, and any amendments thereto;

II.	Each proxy statement (maintained on the proxy firm’s website);

III.	Proxy Analysis Report (maintained on the proxy firm’s website);

IV.	Record of each vote cast and each abstention (maintained on the proxy firm’s website);

V.	Documentation, if any, created or presented to the Proxy Committee, and Proxy Committee Reports which were material to making a decision on how to respond to any proxy, and memorializing the basis for that decision;

VI.	Any other reports or memorializations prepared according to the above procedures; and

VII.	Each written client request for information and a copy of any written response by any Heitman to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling the Heitman Chief Compliance Officer at +1-312-855-5700. The report will be provided free of charge.

April 2021

Invesco’s Policy Statement on Global
Corporate Governance and
Proxy Voting

Effective January 2021

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I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

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II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

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C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

●	In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

●	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

●	In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

●	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

●	In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

●	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

●	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

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In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

●	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

●	Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

●	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

●	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

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Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

●	In the United States, as required by law, proportional voting applies.

○	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

○	Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

○	To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

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●	For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

●	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

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III.	Our Good Governance Pri nciples

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

A.	Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

●	We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

●	We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

●	We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

●	We generally support proposals to decommission differentiated voting rights.

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●	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

●	We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

●	In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

●	Adoption of proxy access rights

●	Rights to call special meetings

●	Rights to act by written consent

●	Reduce supermajority vote requirements

●	Remove antitakeover provisions

●	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

●	We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

●	We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

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●	We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

●	In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C.	Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

●	We will generally support proposals requesting that directors stand for election annually.

●	We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

●	When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

●	Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

●	We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

●	We will generally vote against non-independent directors serving on the audit committee.

●	We will generally vote against non-independent directors serving on the compensation committee.

●	We will generally vote against non-independent directors serving on the nominating committee.

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●	In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

●	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

●	We will generally support shareholder proposals requesting that the board chair be an independent director.

●	We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

●	We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

●	We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

●	We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

●	In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

●	We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

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Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

●	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

●	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

●	We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

●	With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant environmental degradation;

iii.	significant health and safety incidents; or

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iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

●	Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record managing these risks, the efficacy of the proposal's request and whether the requested action is unduly burdensome.

●	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

●	We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.	there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

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Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

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Exhibit A

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines

1 Invesco entities with specific conflicts of interest policies

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Corporate Governance Policy & Voting Guidelines

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Corporate Governance Policy & Voting Guidelines

Contents

I.	JPMorgan Asset Management Global Proxy Voting Procedures		3
	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	3
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	6
	F.	Recordkeeping	7
II.	Proxy Voting Guidelines		8
	A.	North America	9
	1.	Board of Directors	10
	2.	Proxy Contests	11
	3.	Ratification of Auditors	12
	4.	Proxy Contest Defenses	12
	5.	Tender Offer Defenses	14
	6.	Miscellaneous Board Provisions	15
	7.	Miscellaneous Governance Provisions	17
	8.	Capital Structure	18
	9.	Executive and Director Compensation	19
	10.	Incorporation	22
	11.	Mergers and Corporate Restructurings	22
	12.	Social and Environmental Issues	23
	13.	Foreign Proxies	26
	14.	Pre-Solicitation Contact	26
	B.	Europe, Middle East, Africa, Central America and South America	28
	C.	Asia ex Japan	45
	D.	Japan	64

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Corporate Governance Policy & Voting Guidelines

I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A atta ch ed hereto (e ach refer red t o individuall y as a “J PMA M Entity” and coll ectiv ely a s “ JPMAM”) ma y be gr anted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Gui delines”). The Guide lines have be en dev eloped and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

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Corporate Governance Policy & Voting Guidelines

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investmentprofessionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

1 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Corporate Governance Policy & Voting Guidelines

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Admini strator with a w ritten ce rti fication (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate eithe r t he J. P. Mo rgan Cha se (“J PMC”) Safeguard Poli cy ( as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential co nflict between J PMA M’ S i nterests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To addresssuch material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict ofinterest that may exist is analyzed in the process outlined in these Procedures.

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Corporate Governance Policy & Voting Guidelines

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for

J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order todemonstrate that JPMAM acted in the best interests of its clients.

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Corporate Governance Policy & Voting Guidelines

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relatingto the proxy voting process. Those records include the following:

●	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
●	a copy of each proxy statement received on behalf of JPMAM clients;
●	a record of each vote cast on behalf of JPMAM client holdings;
●	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
●	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
●	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent VotingService to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Bear Stearns Asset Management

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Corporate Governance Policy & Voting Guidelines

II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Corporate Governance Policy & Voting Guidelines

A.	North America

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Corporate Governance Policy & Voting Guidelines

1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)	are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock- Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)	are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)	are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	demonstrated history of poor performance or inadequate risk oversight.

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Corporate Governance Policy & Voting Guidelines

12)	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13)	chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.

14)	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B.	CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2.	Proxy Contests

A.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

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Corporate Governance Policy & Voting Guidelines

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

●	Majority of board composed of independent directors,
●	Nominating committee composed solely of independent directors,
●	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
●	Absence of superior voting rights for one or more classes of stock,
●	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Corporate Governance Policy & Voting Guidelines

C.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

●	Annually elected board,
●	Majority of board composed of independent directors,
●	Nominating committee composed solely of independent directors,
●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
●	Absence of superior voting rights for one or more classes of stock,
●	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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Corporate Governance Policy & Voting Guidelines

5.	Tender Offer Defenses

A.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholderratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeoversituations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally lookfor shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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Corporate Governance Policy & Voting Guidelines

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

●	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)  Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)  Serves as liaison between the chairman and the independent directors,

(3)  Approves information sent to the board,

(4)  Approves meeting agendas for the board,

(5)  Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)  Has the authority to call meetings of the independent directors, and

(7)  If requested by major shareholders, ensures that he is available for consultation and direct communication;

●	2/3 of independent board;
●	All-independent key committees;
●	Committee chairpersons nominated by the independent directors;
●	CEO performance is reviewed annually by a committee of outside directors; and
●	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one- year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

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Corporate Governance Policy & Voting Guidelines

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E.	Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I.	Board Size

Vote for proposals to limit the size of the board to 15 members.

J.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

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Corporate Governance Policy & Voting Guidelines

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

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Corporate Governance Policy & Voting Guidelines

J.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure

A.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

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Corporate Governance Policy & Voting Guidelines

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there areclearsigns of self-dealing or other abuses.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

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Corporate Governance Policy & Voting Guidelines

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

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Corporate Governance Policy & Voting Guidelines

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad- based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses

1.	Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2.	Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

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Corporate Governance Policy & Voting Guidelines

M.	Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case- by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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Corporate Governance Policy & Voting Guidelines

F.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—

Issuer Considerations

●	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
●	capital deployment of the company
●	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
●	corporate behavior of the company, including whether senior management is incentivized for long-term returns
●	demonstrated capabilities of the company, its strategic planning process, and past performance

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Corporate Governance Policy & Voting Guidelines

●	current level of disclosure of the company and consistency of disclosure across its industry
●	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

●	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
●	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
●	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

A.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military- related operations.

B.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

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Corporate Governance Policy & Voting Guidelines

C.	Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism- sponsoring state or otherwise.

J.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

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Corporate Governance Policy & Voting Guidelines

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non- public information and result in the imposition of trading restrictions. Accordingly, pre- solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

●	a pending acquisition or sale of a substantial business;
●	financial results that are better or worse than recent trends would lead one to expect;
●	major management changes;
●	an increase or decrease in dividends;
●	calls or redemptions or other purchases of its securities by the company;
●	a stock split, dividend or other recapitalization; or
●	financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?” to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.

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Corporate Governance Policy & Voting Guidelines

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.

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Corporate Governance Policy & Voting Guidelines

B.	Europe, Middle East, Africa, Central America and South America

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Corporate Governance Policy & Voting Guidelines

I.	POLICY	30
II.	VOTING GUIDELINES	33
1.	REPORTS & ACCOUNTS	33
2.	DIVIDENDS	34
3.	BOARD OF DIRECTORS	34
4.	COMPENSATION	37
5.	AUDITORS	39
6.	ISSUE OF CAPITAL	40
7.	MERGERS / ACQUISITIONS	40
8.	RELATED-PARTY TRANSACTIONS	41
9.	VOTING RIGHTS	41
10.	OTHERS	42

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Corporate Governance Policy & Voting Guidelines

I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters;

(1)  to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

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In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

J.P. Morgan Asset Management

London Proxy Committee

January 2021

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II.	VOTING GUIDELINES
1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

see Compensation

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2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non- executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over- dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non- executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

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Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

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Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

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We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long- serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.

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Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

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We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.

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Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

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As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	RELATED-PARTY TRANSACTIONS

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

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10.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. We expect major listed companies in particular to have established a Corporate Social Responsibility (CSR) Committee or similar body with responsibility for these issues. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible. We expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best long-term interests of our clients.

We will generally support constructive resolutions, intended to bring about positive improvement at portfolio companies, or to enhance CSR disclosure. We encourage reporting that is material, informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s environmental, social and governance (ESG) policies and practices. Companies should be good corporate citizens while enhancing long-term shareholder and stakeholder value.

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Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

January 2021

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The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here: https://am.jpmorgan.com/blob-gim/1383663243942/83456/FRC_Stewardship_Code_UK.pdf Or follow the link to the FRC website:

https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship- Code/UK-Stewardship-Code-statements.aspx

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C.	Asia ex Japan

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I.	Corporate Governance Principles	47
II.	Policy and Procedures	48
III.	Policy Voting Guidelines	50

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I.	Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

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Sustainability

All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II.	Policy and Procedures

Proxy Voting

JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.

JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote.

While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

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So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Sustainable Investing. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

Stewardship and Engagement

As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:

For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):

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https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore- stewardship-principles-for-responsible-investors.pdf

For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate- governance-pdf/PRO1609.pdf

For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles- internal-governance-asset-stewardship.pdf

For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:

https://am.jpmorgan.com/blob- gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment% 20stewardship%20statement.pdf

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.

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III.	Policy Voting Guidelines

1.	Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.

Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

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2.	Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3.	Board and Directors

Board Oversight Responsibilities

To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.

We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence

We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.

At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:

●	The Chairman and CEO role is combined, or
●	The Chairman and CEO are family members, or
●	The Chairman is not independent.

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Where we believe there to be an insufficient number of INEDs, we will vote against the re- election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.

At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.

We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

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Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence.

The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders.

At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution.

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In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4.	Remuneration

Key Principles

The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

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Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long- Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long- term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

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We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.

We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

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5.	Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.

Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.

If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.

Auditor Indemnification

We are opposed to the use of shareholders’ funds to indemnify auditors.

6.	Capital Management

Issue of Equity

Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

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As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

•An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•Details of placements made under the general mandate during the preceding three years,

•Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt Issuance

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re- issuance at a later date.

7.	Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

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JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8.	Voting Rights

Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.

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Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.

Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.

9.	Environmental and Social Issues

Key Principles

Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. We expect investee companies to establish an Environmental, Social and Governance (ESG) Committee or similar body with responsibility for these issues. This committee should have direct access to the board and, ideally should have a designated main board director responsible for its functioning. We expect companies to publish a separate ESG Report, or to provide an ESG statement within their Annual Report, or on their website.

Where environmental or social issues are the subject of a proxy vote, we will consider these on a case-by-case basis. At the same time, we note that shareholder proposals can often be used by activist groups to target companies as a means of promoting single- issue agendas. In these instances, it is important to differentiate between constructive proposals designed to bring about genuine environmental or social improvement, and proposals intended to limit management power, which may adversely impact shareholder returns.

We will generally support constructive resolutions, intended to bring about positive improvement, or to enhance CSR disclosures. We encourage reporting that is material, and informative and does not place the company at a competitive disadvantage.

Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s ESG policies and practices.

Climate Risk

The evidence is clear that rising levels of carbon dioxide and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment analysis, we consider a variety of risks, including environmental risks, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion.

Corporate disclosures on climate related risks and other environmental issues have improved significantly in recent years, but this still falls short of allowing investors to fully estimate the impact of these risks. Given the focus placed on this by regulators, we believe public companies will be compelled to consider these issues more strategically and to report more fully on climate risks to shareholders and other stakeholders. In anticipation of this, we encourage companies to strengthen their climate risk reporting disclosures still further, and to consider forward-looking assessments of such risks in their risk analysis and reporting.

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10.	Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11.	Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

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Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

We do not support the use of shareholder funds for political purposes.

J.P. Morgan Asset Management

Asia ex Japan Proxy Committee

February 2021

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D.	Japan

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Basic Policy on Corporate Governance		66
1. Purpose of proxy voting		66
2. Proxy voting principles		66
Voting Guidelines		67
1.	Distribution of income/Dividends and share buybacks	67
2.	Boards and Directors	67
3.	Director’s Remuneration	70
4.	Appointment of external audit firms	71
5.	Poorly performing companies	71
6.	Efforts to improve capital efficiency	71
7.	Anti-social activities	72
8.	Cross-shareholdings	72
9.	Adoption of anti-hostile takeover measures	72
10.	Capital Structure	73
11.	Mergers / Acquisitions	73
12.	Social and Environmental Issues	73
13.	Conflicts of Interest	74
14.	Shareholder proposals	74

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1.	Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.

2.	Proxy voting principles
●	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
●	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
●	We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.
●	We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
●	If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

30th September 2020

JPMorgan Asset Management (Japan) Ltd.

Japan Proxy Committee

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Voting Guidelines

1.	Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.

2.	Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

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In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re- election. In particular, when a director who has served for a long period is offered for re- election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

Composition of the Board of Directors

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.

Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.

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We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation and reflect that in the nomination process for new directors. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above.

We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.

1.	Was or is employed at an affiliate company
2.	Was or is employed at a large shareholder or major business partner
3.	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.	An external director whose tenure exceeds 10 years.
6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.

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1.	Was or is employed at an affiliate company
2.	Was or is employed at a large shareholder or major business partner
3.	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.	An external statutory auditor whose tenure exceeds 10 years.
6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3.	Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock- based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

1.	Golden parachutes
2.	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

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Stock Options and Equity Remuneration Plans

In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.

We will vote against the proposal in the following cases

1.	The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.	In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.	Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.	We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.	External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.	Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.

4.	Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5.	Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6.	Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

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7.	Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti- social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8.	Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

9.	Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti- hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

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10.	Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11.	Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12.	Social and Environmental Issues

JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make that investment decisions reflecting an ESG assessment can be made.

When deciding how we will vote a proposal relating to social or environmental issues, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients. In general, we will vote for constructive proposals which serve to improve social and environmental initiatives at investee companies or which seek meaningful disclosures on key issues which are relevant in terms of corporate value and are not unduly disadvantageous. However, where we deem the proposals are not genuine proposals seeking to enhance corporate value, but are attacks on management or only promote the interests of a single party, we will vote against such hostile proposals which impair shareholder value or seek to limit the power of management.

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Corporate Governance Policy & Voting Guidelines

Climate Change and Carbon Disclosure

Climate policy risk is coming into more intense focus as climate change-related laws and regulations emerge globally. Most research now accepts that rising levels of carbon dioxide, and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment process, we consider a variety of risks, including a range of environmental concerns, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion. We recognize that climate change may create investment risk and opportunity across the various companies in which we invest on behalf of our clients; we expect companies to provide shareholders with the necessary information, so that the risks and opportunities on climate change can be fully evaluated.

13.	Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

14.	Shareholder proposals

When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

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Section 12 – Proxy Voting

12.1       Introduction

Kayne Anderson Rudnick Investment Management, LLC (the “Firm”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. The extent to which the Firm votes proxies is governed by the agreement between the Firm and its clients.

The Firm utilizes Institutional Shareholder Services, Inc. (“ISS” and the “Proxy Advisor”) to administer and analyze proxy votes. We determined initially that ISS has the capacity and competency to adequately analyze the matters for which the Firm is responsible for voting. The Proxy Advisor is reassessed on at least an annual basis by the Risk and Compliance Committee. Factors considered as part of this assessment include the following:

I.	Whether the Proxy Advisor maintains sufficient staffing, personnel, and technology to competently administer and analyze proxy votes.

II.	Whether the Proxy Advisor maintains policies and procedures that are reasonably effective at seeking timely input from issuers and clients with respect to its proxy voting policies, methodologies and peer group constructions including “say-on-pay votes.” These policies and procedures shall take into consideration unique characteristics of each issuer.

III.	Whether the Proxy Advisor adequately discloses its methodologies in formulating its voting recommendations, including its use of third party information sources and its interactions with issuers.

IV.	Whether the Proxy Advisor has policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. These policies and procedures shall address the Proxy Advisor’s engagement with issuers, efforts to correct materially deficient analysis, disclosure of sources used and consideration of factors unique to the issuer.

V.	Whether the Proxy Advisor has policies and procedures in place to identify, disclose and address actual and potential conflicts concerning (1) its relationship with issuers that are subject of a proxy vote in writing and (2) its affiliations and ownership structure. Such policies and procedures shall be designed to produce disclosures that are context specific and utilize technology to make them readily accessible.

VI.	Instances in the prior year, if any, where the Proxy Advisor’s recommendations to the Firm were made based on materially inaccurate or incomplete information meriting ballot changes. Additionally, instances in the prior year, if any, where the Proxy Advisor submitted incorrect ballots and any subsequent action taken by ISS to correct the issue.

Additionally, the Risk and Compliance Committee reviews the Proxy Advisor’s voting policies annually and confirms the policies are in the best interest of the Firm’s clients.

In addition to analysis provided by ISS, the Firm also leverages the investment management team’s knowledge as part of its oversight of the Firm’s proxy voting policies and procedures. As part of the Firm’s research process, which can include reviewing regulatory filings, press releases, and industry data as well as comprehensive interviews with management and company personnel, the investment management team develops a strong understanding of the issuer. As the investment process screens for excellence in management, the Firm generally believes that non-shareholder-value issues should be voted in alignment with management’s recommendations as long as doing so does not present a conflict with clients’ interests. While the Firm’s clients may utilize different voting policies, the Firm believes there is no conflict between strategies because all strategies follow a singular quality focused investment strategy.

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the Firm, the foregoing policies and procedures shall be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

12.2       Voting Administrative Procedures

Administration of proxy voting is coordinated by the Operations Department and the Proxy Advisor. Where the client has delegated proxy voting authorization to the Firm, accounts are set to prepopulate votes in accordance with one of several voting policies by the Proxy Advisor depending on the type of client and consistent with the Firm’s voting principles. For certain situations, including the types of situations specifically listed below, the Firm’s Operations Department provides prepopulated votes and the Proxy Advisor’s analysis to the research analyst responsible for evaluating the issuer and/or the portfolio manager(s) responsible for the strategy holding the security for further review. If the research analyst and/or applicable portfolio manager(s) determine in good-faith that the Proxy Advisor’s prepopulated vote is not in the best interest of the Firm’s clients, the research analyst and/or applicable portfolio manager(s) shall submit a rationale to the Risk and Compliance Committee explaining: (1) how they propose to vote; (2) why the vote is in the clients’ best interest and not to their detriment; and (3) whether they identified any material inaccuracies or incomplete information on which the Proxy Advisor relied in making their recommendation. When two members of the Risk and Compliance Committee approve the change, the Operations Department shall manually override the ballot.

For votes involving a complex or controversial issue, the research analyst and/or portfolio manager(s) responsible for evaluating the issuer shall conduct further analysis before the votes are submitted. Further analysis may include discussions with the issuer or consideration of additional information. Circumstances meriting further analysis include, but may not be limited to, the following situations:

a.	Recommendations by the Proxy Advisor for votes against management in accordance with the proxy voting policy utilized for a client;

b.	Instances where the Firm is made aware that the issuer has responded to the Proxy Advisor’s voting recommendation or contacts a member of the investment team with relevant supplemental information;

c.	Major corporate events including mergers and acquisitions, dissolutions, conversions, and consolidations; or

d.	Contested elections for directors.

If after the additional analysis is complete, the research analyst and/or portfolio manager(s) wish to propose a change to the prepopulated vote, they shall submit a rationale to the Risk and Compliance Committee explaining (1) how they propose to vote, (2) why the vote is in the clients’ best interest, and (3) whether they identified any material inaccuracies or incomplete information on which the Proxy Advisor relied in making their recommendation.

With the approval of two members of the committee, the Operations Department shall manually override the ballot.

12.3       Limitations

We generally refrain from voting proxies in the following circumstances:

a.	Client maintains proxy voting authority or has delegated the right to vote proxies to a third-party other than the Firm;

b.	Client terminated our agreement;

c.	Instances where the cost of casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment;

d.	Securities are out on loan and transferred into the borrower's name unless the proposal is materially, financially important to the client's account, in which case we recall the securities for voting; and

e.	Costs in voting proxies exceeds any anticipated benefits to the client such as instances where fees include costs of traveling to a remote location, high translation costs, or paying a high fee.

Amendment History

December 2020

January 2019

January 2015

January 2014

Lazard Asset Management

Global Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department

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and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

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3.	Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy

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Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

●	issues relating to the timing or conduct of annual meetings;
●	provisionary financial budgets and strategy for the current year;
●	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
●	proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
●	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

●	there is no disclosure on the proposed amendments or full text of the amended bylaw; or
●	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

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3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

●	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors1;
●	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;

●

a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

●	proposals seeking to de-classify a board;
●	the implementation of director stock retention/holding periods;
●	proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
●	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
●	the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

●	proposals to require an independent board chair or the separation of chairman and CEO; and
●	establishment of shareholder advisory committees.

1       However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

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Lazard has Approved Guidelines generally to vote AGAINST the following:

●	proposals seeking to classify a board
●	the election of directors where the board does not have independent “key committees” or sufficient board independence;
●	non-independent directors who serve on key committees that are not sufficiently independent;
●	proposals relating to cumulative voting;

●	proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
●	release of restrictions on competitive activities of directors[2] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and

the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties3.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

●	proposals to adopt supermajority vote requirements or increase vote requirements;
●	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
●	“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

2       This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

3       For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

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c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

●	proposals to adjourn US meetings;
●	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
●	efforts to eliminate or restrict right of shareholders to act by written consent; and
●	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

●	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
●	stock splits and reverse stock splits;
●	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;4
●	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
●	management proposals to adopt or amend dividend reinvestment plans; and

●	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

4       Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and

(c)	disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

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Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

●	matters affecting shareholder rights, such as amending votes-per-share;
●	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
●	the use of proceeds and the company’s past share issuances[5];
●	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
●	loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

●	changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
●	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
●	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

●	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
●	proposals to submit severance agreements to shareholders for approval;
●	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

5       Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

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●	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

●	restricted stock plans that do not define performance criteria; and
●	proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

●	proposals to re-price underwater options;
●	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
●	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote in accordance with the recommendation of one of the proxy voting services Lazard retains to provide independent analysis, although exception can be made following a successful written appeal to the Proxy Voting committee.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

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Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

●	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
●	seeking the approval of anti-discrimination policies;
●	which are considered socially responsible agenda items;
●	which improve an investee company’s ESG risk management and related disclosures; and
●	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

●	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
●	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
●	seek to improve the diversity of the board;
●	seek improved disclosures on the diversity of the board and the wider workforce;
●	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
●	seek to eliminate or restrict severance agreements, or
●	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

●	seek to infringe excessively on management’s decision-making flexibility;
●	seek to establish additional board committees (absent demonstrable need);
●	seek to establish term limits for directors if this is unnecessary;
●	seek to change the size of a board (unless this facilitates improved board diversity);
●	seek to require two candidates for each board seat; or
●	are considered not to be in the long-terms interests of shareholders.

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E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest
1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

●	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
●	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
●	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
●	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine

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or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

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G.	Other Matters
1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

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H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

Revised As Of March 31, 2020

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LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 24, 2022

Proxy Voting Policies and Procedures

1. GENERAL

A.   Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.    General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration

Proxy Voting Policies and Procedures

of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3.	Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation

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of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.	Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•	The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•	The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

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•	Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•	The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].
•	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6.	Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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7.	Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)              annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii)           annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)        annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

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b.	overseeing the proxy voting process, including:

(i)              overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)           directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)        consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)        periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)              determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)              the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)              whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)              the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)              the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)           providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

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(iii)        receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

( )             in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.	Standards.
a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.	If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D. Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting

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Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E. Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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2. PROXY VOTING

A. Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B. Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.	Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.

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Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.	Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.	When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors

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for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent" (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C. Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A. Generally vote for proposals to ratify auditors.

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B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.	In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D. Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally

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greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.	Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.
E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

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F.	For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E. Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

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Proxy Voting Policies and Procedures

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F. Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

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Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.	Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.	Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

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G. Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

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A.	Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H. Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to

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implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

I. General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

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Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

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Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J. Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

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March 2021

The information contained herein is the property of Lord Abbett and may not copied, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Lord Abbett without prior written permission.

Using Our Voice

Lord Abbett is guided by the higher purpose expressed in our shared mission: Securing a sustainable future for our clients, our people, and our world. For the clients we proudly serve, this means we invest to support their values, make an impact, and provide financial security. With this higher purpose as our north star and our fiduciary responsibilities foremost in mind, we are committed to using our voice as investors.

Our investment approach is rooted in fundamental research, which views environmental, social, and governance (ESG) factors as a major input that has taken on greater importance, particularly during the COVID-19 pandemic. We are fully committed to holding ourselves—and the companies in which we invest—accountable. Moreover, as investors, we have found that our voice carries weight, and we intend to lean in and engage with companies on the crucial issues of sustainability. One significant way for us to use our voice is through proxy voting, which is a key lever in influencing and signaling our position to companies on ESG and other key issues.

In March 2020, we established Lord Abbett’s Investment Stewardship Council, whose members actively engage with our research analysts and portfolio managers to fully integrate ESG factors into our investment decision-making process. To ensure that our approach to proxy voting is thoughtful and consistent, all decisions are informed by the collaborate efforts between our Stewardship team, the relevant Investment teams, and the Investment Stewardship Council.

The proxy voting procedures that follow represent our deep commitment to using the power of our voice as active investors in our continued efforts to secure a sustainable future for the benefit of all stakeholders.

Sincerely,

Douglas. B. Sieg

Managing Partner

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INTRODUCTION	PROXY VOTING POLICIES	PROXY VOTING PROCESS

Contents

Introduction	4

•	Intent	4

•	Active Ownership	4

•	Looking Ahead	4

Proxy Voting Policies	5

•	ESG	5

•	Board of Directors	7

•	Compensation and Benefits	9

•	Shareholder Rights	11

•	Corporate Matters	13

•	Auditors	14

Proxy Voting Process	15

•	Overview	16

•	Retention and Oversight of Proxy Service Provider	16

•	Conflicts of Interest	17

•	Securities Lending	18

•	Shareholder Resolutions	18

•	Share Blocking	18

3

INTRODUCTION

Introduction

Intent

Proxy Voting at Lord Abbett is guided by our mission:

Securing a sustainable future for our clients, our people, and our world. This mission is the cornerstone of our global corporate citizenship and investment efforts, including our approach to proxy voting. Lord Abbett is committed to driving positive change as a firm through our global corporate citizenship initiatives, and as investors, through our engagement and proxy voting practices. The intent of this policy is to communicate our expectations on key proxy topics and provide an overview of how Lord Abbett evaluates proxy voting issues in alignment with our mission.

Active Ownership

Active ownership is the process whereby Lord Abbett engages directly with an investee company’s management to understand, influence, or exchange perspectives on issues, including proxy voting issues. Active ownership is an integral part of identifying companies with strong corporate g overnance and avoiding the adverse effects associated with poor environmental and social practices. Engagement with issuers informs Lord Abbett’s proxy voting decision-making and can drive positive changes to influence long-term sustainable performance.

Looking Ahead

We remain committed to using our voice as investors. Moving forward, consideration of ESG factors will continue to play a growing role in our investment analysis across all of our investment strategies and portfolios. We will also continue to use proxy voting as a key lever in communicating our position to companies on ESG and other issues. As we advance on our journey, we expect our approach to evolve over time—always guided by our higher purpose.

4

PROXY VOTING POLICIES

Proxy Voting Policies

Environmental, Social, and Governance (ESG)

Proposals related to environmental, social, and governance (ESG) issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices.

Lord Abbett believes ESG factors may impact long-term financial performance and can represent significant risks and costs to a business. We believe that well-developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks and opportunities associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proxy proposals based on their potential effect on shareholder value. Lord Abbett will vote for proposals related to ESG factors that we believe ask for useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances.

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PROXY VOTING POLICIES

Lord Abbett routinely utilizes issuer engagement to inform proxy voting decisions on ESG proposals and will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

Diversity

Lord Abbett believes that diversity is a vital component in the long-term, sustainable success of companies. We believe that organizations with inclusive environments that embrace a diversity of thought, background, and experience are more successful in attracting and retaining talent, as well as more agile, more impactful, and better-prepared for the future. Given the importance of diversity, Lord Abbett expects and encourages companies to have clear equal employment opportunity or diversity policies to facilitate diversity within an organization. Lord Abbett also encourages the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data.

Lord Abbett generally supports proposals requesting additional disclosure of diversity initiatives or workforce diversity metrics. In evaluating diversity-related proposals, Lord Abbett will consider current company disclosures, peer disclosures, diversity-related controversies, and a company’s overall approach to ESG, among other factors.

Climate

Lord Abbett believes that climate change represents long-term risks to both the physical world and individual companies’ long-term performance. Lord Abbett incorporates risks associated with climate change into our investment process and encourages companies to publicly disclose material data related to climate change. We believe that companies should clearly address how their businesses may be impacted by climate change and disclose steps they are taking to mitigate climate risks associated with their business activities. Further, we encourage the disclosure of greenhouse gas (GHG) emissions and adoption of GHG reduction targets in carbon-intensive industries.

Lord Abbett generally supports proposals that request that a company disclose GHG emissions or report on plans to reduce a company’s total contribution to climate change. In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company’s overall contributions to climate change, GHG reduction goals, peer disclosures, and other climate-related commitments and disclosures, among other factors.

Political Contributions and Lobbying

Lord Abbett recognizes that companies may engage in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, and reputational or legal risks, among other factors.

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PROXY VOTING POLICIES

Board of Directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by a nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a market index; and (9) takeover activity. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

Board Diversity

Lord Abbett believes that diverse and inclusive companies are better positioned for long-term, sustainable success. We believe it is important that a company’s tone on diversity and inclusion be set at the top, including maintaining a diverse board of directors. Diversity is multidimensional, and we encourage the consideration of a wide range of diverse characteristics within board composition, including: age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation and skills, among other factors.

Lord Abbett will consider voting against the nominating committee or other relevant directors if there are no women on the board and no plan has been articulated to diversify board membership. Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for facilitating diversity on the board.

Lord Abbett believes strongly in the value of transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett encourages the reporting of board diversity statistics, including racial and ethnic diversity, in a clear, consistent manner.

Overboarding

Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent in order to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against that we feel are “overboarded”, and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO that sits on more than two outside public company boards.

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PROXY VOTING POLICIES

Governance Structure

Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.

Environmental and Social Factors

Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated climate risks that the company and its board have failed to address.

Majority Voting

Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

Board Classification

Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Board Independence

Lord Abbett believes that independent board oversight is key to the long-term sustainable success of a company and believes that a majority of board members should be independent from the company. An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including if we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus in particular on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

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PROXY VOTING POLICIES

Compensation and Benefits

Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

Lord Abbett reviews all issues related to compensation on a case-by-case basis, and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

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PROXY VOTING POLICIES

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including if we believe that compensation has been excessive or not properly aligned with long-term performance. Lord Abbett places a high value on engagement with companies, and we will consider if direct feedback to management about compensation has resulted in any changes when voting on compensation proposals. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Clawback Provisions

Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Tax Gross-ups

Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

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PROXY VOTING POLICIES

Shareholder Rights

Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

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PROXY VOTING POLICIES

Rights to Call Special Shareholder Meetings

Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential Voting

Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

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PROXY VOTING POLICIES

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights, and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

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PROXY VOTING POLICIES

Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

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PROXY VOTING PROCESS

Proxy Voting Process

Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

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PROXY VOTING PROCESS

Overview

The Investment Stewardship Council (“ISC”) has governance over all forms of engagement, including proxy voting. The ISC consists of representatives from Investments, Client Services, and Corporate Services (Legal). One or more members of the ISC, hereinafter referred to as the “Proxy Group”, are appointed to oversee proxy voting mechanics on a day-to-day basis under the governance of the ISC as a whole. Proxy decisions are typically made by the Proxy Group in accordance with the policies and procedures described in this document and in consultation with the ISC and members of the Investment team. In select cases, proxy decisions are referred to the ISC as a whole for resolution.

Lord Abbett has implemented the following approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,1 the relevant investment team, in consultation with the ISC, is responsible for recommending how to vote the security. Once a voting decision has been made, the Proxy Group is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Proxy Group is responsible for recommending how to vote the security and will seek guidance from the ISC, the relevant investment team, Legal or other resources.

•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the ISC, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed in this document, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

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PROXY VOTING PROCESS

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committee3 (the “Proxy Committee”) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committee regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to a Proxy Committee comprised solely of independent directors or trustees, as the case may be. The Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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PROXY VOTING PROCESS

•	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment team acting on behalf of the second account. Members of the Investment team, ISC or Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee, a cross-functional team intended to address potential conflicts deriving from holdings in different parts of the Capital Structure, with respect to any potential conflict of interest arising out of the holdings of multiple clients.

Securities Lending

Lord Abbett Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for a number of reasons, including if timely notice of a meeting is not given or if potential revenue generation is deemed to outweigh the benefits of voting at a specific meeting.

Shareholder Resolutions

Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2022

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.   VOTING GUIDELINES

1.       General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

At MFS, we seek to achieve our clients' long-term economic objectives by responsibly allocating their capital. We believe that practicing good stewardship in the exercise of our ownership activities, including the integration of environmental, social and governance ("ESG") factors into our proxy voting activities, is an essential component of this purpose. For this reason, MFS participates in organizations, engagements or other collaborative industry efforts to enhance our knowledge of specific ESG issues or to further ESG-related initiatives (e.g., the Principles for Responsible Investment, Net Zero Asset Managers Initiative, Climate Action 100+, ShareAction etc.). In developing these guidelines and in conducting our ownership activities, MFS considers ESG issues in light of its fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.       MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer (including a failure by the board to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents).

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 20% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of a board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS generally supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting and proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. We have adopted guidelines, set forth below, that govern how we generally will vote on certain ESG-related proposals. However, MFS may not support a proposal if we believe that the proposal is unduly costly, restrictive, or burdensome or if the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks that the subject matter of the proposal poses to the company’s operations, sales and capital investments. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's shareholders. As a result, MFS may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis.

Because we believe future investment returns are likely to be impacted by climate change and policies designed to combat it, we expect our companies to develop a climate plan to reduce their emissions in line with the Paris Agreement. As such, we generally support proposals requesting that a company (i) provide climate disclosure that is consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures), that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data, and (ii) develop, disclose and implement an emissions reduction plan aligned with the Paris Agreement. MFS will analyze all other environmental proposals, including proposals requesting that an issuer take actions towards a specified environmental goal, on a case-by-case basis.

MFS will analyze social proposals, including proposals on diversity, equity and inclusion ("DEI") matters, on a case-by-case basis. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity), and (iii) request more employee-related DEI disclosure .

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to ESG issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer (including a failure by the board to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents). In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 20% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Additionally, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of a board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.       ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.          Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

5.          Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.           Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establishes proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Proxy Voting Policy Category: Portfolio Management

Policy Statement

It is the policy of Mellon Investments Corporation (“Mellon”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.

Background

Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.

Policy

As a registered Investment Advisor, Mellon is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Mellon takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

Mellon has established a Proxy Voting Committee to implement and maintain Mellon’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees Mellon’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which Mellon has proxy voting authority. Mellon will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, Mellon retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon retains Glass Lewis for research services only.

Mellon has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.

Mellon will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock

It is the policy of Mellon not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

Voting Non-US Company Proxies

Mellon seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, Mellon may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Mellon can hold for clients and the nature of our voting in such securities. Mellon’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, Mellon generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, Mellon will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).

Securities Lending

Generally, Mellon expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.

While most resolutions are routine, from time to time, the Proxy Voting Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.

Proxy Voting Disclosure

Clients who have delegated proxy voting authority to Mellon may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities - Operational

Mellon performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Mellon records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are monitored as component of our Rule 206(4) -7 compliance program.

Oversight Activities – Proxy Advisors

Mellon, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:

•	Annual request and review of information related to compliance policies and procedures.
•	Annual compliance due diligence questionnaires, certifications and/or document requests.
•	Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
•	Periodic meetings, correspondence and telephonic communications, as needed.
•	Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
•	Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
•	Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
•	Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.

Maintenance of Required Records

Mellon, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.

Reference

Rules 206(4)-6 and 204-2 under The Investment Advisers Act of 1940

ERISA Rule 404a-1

Policy Content Owners

Compliance

Revision History

September 2021

Proxy Voting Policies and Procedures

JANUARY 2022

I.	Introduction and General Principles
A.	Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B.	NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C.	NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D.	In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E.	In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.
F.	NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.
II.	Responsibility and Oversight
A.	NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:
(i)	developing, authorizing, implementing and updating NB’s policies and procedures;
(ii)	administering and overseeing the governance and proxy voting processes; and
(iii)	engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.

NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

PROXY VOTING POLICIES AND PROCEDURES

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C.	The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.
D.	In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.
III.	Proxy Voting Guidelines
A.	The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B.	Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.
C.	We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D.	In the event that a senior investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NB’s Voting Guidelines, the investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the situation and with the intention of remaining consistent with our Engagement Principles.
IV.	Proxy Voting Procedures
A.	The Proxy NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B.	NB has engaged Glass Lewis as its advisor and voting agent to:
(i)	provide research on proxy matters;
(ii)	in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;
(iii)	vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;
(iv)	handle other administrative functions of proxy voting;

PROXY VOTING POLICIES AND PROCEDURES

(v)	maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and
(vi)	maintain records of votes cast.
C.	Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D.	NB retains final authority and fiduciary responsibility for proxy voting.
V.	Conflicts of Interest
A.	Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.
B.	In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:
(i)	take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii)	suggest that the client or clients engage another party to determine how to vote the proxy; or
(iv)	engage another independent third party to determine how to vote the proxy.

A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.	In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall

PROXY VOTING POLICIES AND PROCEDURES

document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.
VI.	Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i)	a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii)	a record of each vote cast (which Glass Lewis maintains on NB’s behalf);
(iv)	a copy of each questionnaire completed by any NB Investment Professional under Section V above; and
(v)	any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department.

VII.	Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.	Securities Lending

Some NB products may participate in a securities lending program. Where a security on loan is subject to a proxy event and a determination has been made that the shares on loan may have a meaningful impact on the vote outcome and the potential value of the security, a portfolio manager, in consultation with relevant investment professionals, will restrict the security from lending, or will make best efforts to recall the security from the lending program, in the best interest of the client. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.	Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes -- Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: h ttps://www.nb.com/en/us/esg/nb-votes.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Committee Membership as of January 2022:

Joseph Amato, President and Chief Investment Officer (Equities)

Jonathan Bailey, Head of ESG Investing

Elias Cohen, Portfolio Manager

Timothy Creedon, Director of Global Equity Research

Ingrid Dyott, Portfolio Manager

Richard Glasebrook, Portfolio Manager

Brett Reiner, Portfolio Manager

Amit Solomon, Portfolio Manager

Corey Issing*, Legal and Compliance

Caitlin McSherry*, Director of Investment Stewardship

*Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. Mr. Issing is an ex officio member of the Committee. Mr. Issing will only vote as a full member of the Committee if his vote is needed to establish a quorum or in the event that his vote is needed to break a tie vote.

©2022 Neuberger Berman Group LLC. All rights reserved.

Policy Name	Proxy Voting Policy	Last Reviewed	09/27/2021

Related Regulations	Rule 206(4)-6 and 204-2 under The Investment Advisers Act of 1940 ERISA Rule 404a-1

Related Corporate Policies	BNY Mellon Proxy Voting Policy

Policy Statement

It is the policy of Newton Investment Management North America LLC (“NIMNA” or the “Firm”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.

Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.

Definitions

As a registered Investment Advisor, NIMNA is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, NIMNA takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

NIMNA has established a Proxy Voting Committee to implement and maintain the Firm’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees the Firm’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which NIMNA has proxy voting authority. NIMNA will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, NIMNA retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, NIMNA retains Glass Lewis for research services only.

NIMNA has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.

NIMNA will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock

It is the policy of NIMNA not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where NIMNA has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, NIMNA has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

Voting Non-US Company Proxies

NIMNA seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, NIMNA may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Mellon can hold for clients and the nature of our voting in such securities. The Firm’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, NIMNA generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, NIMNA will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).

Securities Lending

Generally, NIMNA expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.

While most resolutions are routine, from time to time, the Proxy Voting Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.

Proxy Voting Disclosure

Clients who have delegated proxy voting authority to NIMNA may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities - Operational

NINMA performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and NIMNA records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are monitored as component of our Rule 206(4) -7 compliance program.

Oversight Activities – Proxy Advisors

NIMNA, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:

•	Annual request and review of information related to compliance policies and procedures.
•	Annual compliance due diligence questionnaires, certifications and/or document requests.
•	Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
•	Periodic meetings, correspondence and telephonic communications, as needed.
•	Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
•	Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
•	Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
•	Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.

Maintenance of Required Records

NIMNA, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.

Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

PROXY VOTING

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s investment policy statement or other documentation that might be provided in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Co-Chief Investment Officers are responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm will vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable.

It is generally the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA/UMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow adequate time for the processing of both paper and electronic ballots to be delivered to Nuance’s proxy voting vendor, ISS. Certain custodians provide Nuance with notice of eligible proxy ballots in the aggregate, rather than on the underlying account-level. In the case of aggregated ballots, Nuance is not afforded underlying account-level transparency. Nuance undertakes reasonable efforts to reconcile aggregated ballots to the account level but in instances where that is not possible, Nuance’s policy is to vote such ballots in accordance with its policy. At any time, a client may contact the Firm to request information about its proxy voting policies. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Trading & Portfolio Operations Department will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. The Firm may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not include a recommendation or otherwise outline a general position as voting on a case-by-case basis, the proxy will be forwarded to the portfolio management team, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if is the Firm has determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Responsible Voting Parties along with other relevant firm personnel, may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should be voted in accordance with such conclusions. In addition, the proposals should be evaluated in context. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities, the Firm may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies is made by the Responsible Voting Parties. The Responsible Voting Parties may consult with various members of the Firm’s staff including the Portfolio Management Team or the Compliance & Risk Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the plan’s investment policy statement or other documentation that might be provided and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. Specifically, and pursuant to Rule 404a-1, the Firm will ensure that its voting policies applicable to authority exercised on behalf of ERISA plans follow the six-part principles test to:

•	Act solely in accordance with the economic interests of the plan and its participants;
•	Consider any costs involved;
•	Not subordinate the financial interests of plan participants to any non-pecuniary objectives or promote non-pecuniary benefits or goals unrelated to plan participants’ financial interests;
•	Evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights;
•	Maintain records on proxy voting activities and other exercises of shareholder rights; and
•	Exercise prudence and diligence in the selection and monitoring of persons (if any) selected to advise or assist with proxy votes (such as providing research and analysis, recommendations regarding proxy votes or other administrative, recordkeeping and reporting services).

The firm will ensure that its policies and its review process include an analysis to ensure that it has not considered environmental, social, corporate governance or similar considerations (ESG) in a way that would subordinate pecuniary factors when exercising its voting authority.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Retention and Oversight of Proxy Advisory Firms

The Firm has retained Institutional Shareholder Service (“ISS”), an independent adviser that specializes in providing a variety of fiduciary-level proxy services to financial service firms. The services provided include substantive, in-depth research, global and domestic issuer analysis, vote and issue recommendations, record retention, reconciliation, and ballot processing. To assist Nuance in facilitating proxy voting, ISS provides company level reports that summarize key data elements contained within an issuers proxy statement and an analysis on vote measures. While Nuance votes all proxies based on its own policies in the best interests of its clients, the Firm primarily relies on the ISS recommendations. ISS provides vote execution, reporting and recordkeeping services in addition to vote research.

Nuance monitors its vendor communications to take into account additional information (i.e., subsequent notices or filings) and conducts an additional analysis if the Firm determines that information could impact the outcome of the Firm’s vote determination.

As part of Nuance’s ongoing oversight of vendors, periodic due diligence is performed on ISS to ensure policies regarding vote recommendation methodologies are understood, to make a reasonable inquiry that conflicts of interest are known and disclosed, and to ensure that we can form a reasonable belief that the proxy advisory firm has the capacity and competency to analyze the matters upon which it offers recommendations to Nuance. The Chief Compliance Officer along with the Responsible Voting Parties will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance & Risk Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

•	Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:
•	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
•	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Responsible Vote Parties take reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; (ii) can offer research in an impartial manner and in the best interests of our clients; and (iii) what conflicts ISS has disclosed to us.

Mutual Fund

The Firm acts as an investment advisor to the Nuance Concentrated Value Fund, the Nuance Mid Cap Value Fund and the Nuance Concentrated Value Long-Short Fund custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by ISS. All proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. The Firm has oversight responsibility of the proper voting of proxies and the accuracy of the Form N-PX filing. The Chief Compliance Officer shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Proxy Voting GUIDELINES

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Adviser Act of 1940, Nuance Investments, LLC (“NUANCE”) is providing all clients with a summary of its proxy voting procedures.

Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf. Clients retain the responsibility to inform the custodian of their account of their intention to delegate proxy voting discretion to Nuance.

It is Nuance’s policy to vote client shares based on its proxy voting policy after consideration of the ISS recommendations.  Our policy includes a review of potential conflicts that exist relative to voting decisions and that may impact our clients. If we identify a conflict of interest that exists between us and our client, our policy is to review each conflict on a case-by-case basis. ISS and Nuance retain a record of all recommendations.

ISS is a neutral third party that issues recommendations based upon its own internal guidelines and outlines them in its “ISS United States Proxy Voting Guidelines – Benchmark Policy Recommendations” document available at: https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf. To the extent Nuance uses automated or pre-population of votes, the Firm will monitor communications, taking into account additional information (i.e., subsequent notices or filings) to determine if such information could impact the outcome of the Firm’s vote determination when such determination is based on an ISS recommendation.

Nuance may vote client shares inconsistent with ISS recommendations if Nuance believes, based on its internal review, that it is in the best interest of its clients. In such a case, Nuance will have on file written documentation detailing why they believe ISS’s recommendation was not in the client’s best interest.

Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.

Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

Nuance’s Compliance & Risk Committee will review all proxy votes to ensure consistency with its procedures.

Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.

These procedures are currently in effect.

If you have any questions or would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact Nuance’ Chief Compliance Officer at 816-743-7080.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	proxy statement that the Firm receives regarding client’s securities;
•	votes that the Firm casts on behalf of a client;

•	any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
•	written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Proxy Voting Policy

April 2020

Policy

The proxy voting policy ("the Policy") is intended to foster PIMCO's compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. 1

PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.

A.	General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients.

When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that:

(1) the effect on the client's economic interests or the value of the portfolio holding is insignificant in relation to the client's account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager(" PM") to effect trades in the related security;(3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or(5) the Legal and Compliance department or the Conflicts Committee has determined that it is consistent with PIMCO's fiduciary obligations not to vote.

B.	Conflicts of Interest
1.	Identification of Conflicts of Interest

When acting on client proxies, potential conflicts of interest may appear to or can interfere with PIMCO's ability to evaluate proxies in accordance with PIMCO's fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as(i) if PIMCO has a material business relationship with the issuer to which the proxy relates;(ii) if a PM/Analyst responsible for voting a proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business

1       Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2       Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

3	Personal relationships include employee and immediate family member interests with an issuer.

GLOBAL PROXY VOTING POLICY I APRIL 2020 1

relationship between the issuer and a PIMCO Affiliate prior to voting.

Furthermore, an independent industry service provider ("ISP") that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client's best interest and consistent with PIMCO's fiduciary duties.

Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.

2.	Resolution of Potential/ Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained an ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP's guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP's voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action- consents at the discretion of the issuer/custodian.

When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM's consent election. PIMCO's Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:

•  If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and

4 The term "Equity Securities" means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services(" ISS"), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

GLOBAL PROXY VOTING POLICY I APRIL 2020 2

accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM's/Analyst's accounts) will vote on behalf of his or her accounts in such accounts' best interests.

•

If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM's desk, Operations or the Legal and Compliance department as necessary.

Affiliated fund considerations

PIMCO-Affiliated fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client's best interest and consistent with PIMCO's fiduciary duties.

PIMCO Affiliated fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which

PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO- managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund.

Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by "echoing" or "mirroring" the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.

3.	Escalation of Conflicts of Interest

Djrect Resolution by the Proxy Working Group PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

•	The extent and nature of the actual or potential conflict of interest;
•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;
•	The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);

Whether there has been any attempt to directly or indirectly influence PIMCO's voting decision or actions; and

•	Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the "Working Group Protocol") that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved

GLOBAL PROXY VOTING POLICY I APRIL 2020 3

pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C.	ISP Oversight

Consistent with its fiduciary obligations. PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes. but is not limited to. the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations6 and the ISP's compliance program.

D.	Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub- Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities(which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

E.	Reporting and Disclosure Requirements and the Availability of Proxy Voting Records[7]

For each U.S. registered investment company("fund") that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information("SAI")(or, with respect to Private Account Portfolio Series of PIMCO Funds("PAPS Portfolios"), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund's website and on the SEC's website. PlMCO's Funds Business Group is responsible for ensuring that this information is posted on each fund's website. PIMCO will ensure that proper disclosure is made in each fund's SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund's Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities.

Except to the extent required by applicable law(including with respect to the filing of any Form N-PX) or

6 This includes the adequacy and quality of the ISP's operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

7 For each Canadian mutual fund under NI 81-102 ("fund") that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

GLOBAL PROXY VOTING POLICY I APRIL 2020 4

otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO- named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO's Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

F.	Records

PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with applicable law.

Effective:	August 2003
Revised:	May 2007 May 2010 October 2012	June 2014 November 2017 April 2020

GLOBAL PROXY VOTING POLICY I APRIL 2020 5

PPM AMERICA, INC.

PPM LOAN MANAGEMENT COMPANY, LLC

Proxy Voting Policies and Procedures

The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc., and PPM Loan Management Company, LLC. (collectively, “PPM”) vote proxies on behalf of their clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM’s advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I.	Responsibility for Voting. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

•	the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

•	the client otherwise instructs PPM; or

•	in PPM’s judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

The financial interest of PPM’s clients is the primary consideration in determining how proxies should be voted.

When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the “Voting Guidelines”). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services (“I SS”), set forth PPM’s positions on recurring issues and the criteria for addressing non-recurring issues.

II.	Oversight. The Portfolio Management function, oversees the proxy voting process and reviews these policies and procedures, including the Voting Guidelines, at least annually. Additionally, on an annual basis, PPM Legal & Compliance (“Legal & Compliance”) will select and review a sample of proxy votes to ensure the votes were cast in accordance with the recommendation and Voting Guidelines.

III.	Administration. All proxies received by PPM for accounts over which PPM has been delegated proxy voting authority will be forwarded to Portfolio Services for administration. PPM has engaged an independent third-party service, ISS, to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS’ primary function with respect to PPM is to communicate shareholder meeting dates of all securities holdings, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM’s instructions.

Where delegated proxy voting authority, PPM retains final authority and fiduciary responsibility for the voting of proxies.

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A.	Receipt and recording of proxy information.
1.	Portfolio Services is responsible for establishing in each client record whether the client has:

•	vested PPM with proxy voting authority; or

•	has reserved or delegated that responsibility to another designated person.

2.	For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS.

B.	Reconciliation of holdings

1.	Portfolio Services shall forward a current list of portfolio holdings to ISS twice weekly, on Tuesday and Thursday.

2.	Portfolio Services receives a report twice weekly from ISS. The report serves as a notice of any upcoming (up to 30 days into the future) proxy meeting which PPM has a right to vote and breaks down each item which is to be voted on.

3.	For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

C.	Transmission of ballots. ISS shall transmit each proxy ballot (electronically or by mail).

D.	Records. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

1.	a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

4.	a copy of each written client request for PPM’s proxy voting record; and

5.	a copy of any written response from PPM to any client request (written or oral) for PPM’s proxy voting record.

E.	Availability of records. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment, tracking and recordkeeping purposes.

IV.	Due Diligence. Portfolio Services will, at least annually, conduct due diligence reviews of ISS, consistent with PPM’s Third-Party Supply Policy, including reviews of due diligence documents and questionnaires provided by ISS. In conducting this diligence, Portfolio Services will consider whether ISS has the capacity and competency to adequately analyze proxy issues and whether
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there are any identified conflicts of interest or any other factors important in considering the nature and quality of the services provided by ISS. The full process for due diligence can be found in PPM’s Third-Party Supply Policy.

V.	Voting Policy.

A.	Client instruction. If a client delivers a proxy voting instruction to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers the respective securities held in that client’s account in accordance with that instruction. Portfolio managers shall be responsible for reviewing client directed voting instructions and Legal & Compliance will periodically review votes cast to ensure compliance with such instructions.

B.	No client instruction. If a client does not deliver a proxy voting instruction to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client’s account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

C.	Mutual Fund – Echo Voting - Where PPM or affiliates have made proprietary or seed investments in mutual funds for which PPM serves as investment adviser, PPM will vote proxies with respect to the fund shares held in those accounts in a proportionate manner as to echo the votes of all other institutional fund shareholders.

VI.	Voting Analysis and Guidelines. Where PPM exercises voting authority, it has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

A.	Research. PPM utilizes ISS to perform research and make recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

B.	Analysis. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

•	the portfolio manager(s) will complete the Proxy Voting Form for each proxy to evidence the review of each vote;

•	if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required;

•	if a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall instruct ISS to change the recommended vote accordingly;

•	if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal & Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted in accordance with Section VII below;

•	if the proposal is not addressed in the Voting Guidelines or if the application of the Voting Guidelines is unclear, the portfolio manager shall review the proposal and
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submit its recommended vote to Portfolio Services and to Legal & Compliance for review and resolution in accordance with Section VI below;

•	if ISS is unable to provide a recommendation for a vote, the portfolio manager of the affected portfolio shall research and recommend a vote in accordance with Section VII below.

VII.	Conflicts of Interest. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the recommendation set forth in the Voting Guidelines, the following shall apply:

A.	Identification. Legal & Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

•	the issuer or an affiliate of the issuer is a client of PPM, or PPM is actively soliciting business from the issuer or an affiliate of this issuer, and accounts of other PPM clients hold securities of that issuer;

•	an officer or board member of the issuer is also an employee of PPM;

•	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;

•	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

•	PPM has an interest in the outcome of the matter before shareholders; or

•	the Chief Compliance Officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

Resolution. Legal & Compliance shall maintain a list of all issuers with whom PPM is deemed to have a potential conflict voting proxies (the “Identified Issuers” ) and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the PPM Management Conflicts Committee (“Conflicts Committee”) will conduct an independent review of the proposed vote.

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PPM AMERICA, INC.

PPM LOAN MANAGEMENT COMPANY, LLC

Proxy Voting Policies and Procedures

Request for Vote Contrary to Voting Guidelines

Section VI of the Proxy Voting Policies and Procedures of PPM America, Inc. and PPM Loan Management Company, LLC (the “Procedures”) permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. In order to facilitate the process of reviewing any request for a vote contrary to the Voting Guidelines, please provide the following information:

Part I. Request and Related Facts (to be completed by the portfolio manager)

1.	State the provision of the Voting Guidelines that applies to the shareholder proposal:

2.	Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. In particular, please describe any circumstance or factor in which the proposed recommendation may be deemed to be the product of a conflict of interest or result in a breach of the duties owed to PPM’s clients by either any individual or PPM (if none, please indicate accordingly):

Requested for approval:

I certify that I have read and understand the section(s) of the Voting Guidelines that would otherwise result in a vote contrary to the recommended vote listed above and to the best of my knowledge I believe that the proposed recommendation (i) is not the result of a conflict of interest and (ii) does not result in a breach of the duties owed to PPM clients by me, any individual at PPM or PPM.

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Name	Title	Date

Approved by (Department Head):

Name	Title	Date

Part II: Legal and Compliance Review

Legal & Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if (check as appropriate):

□	the issuer or an affiliate of the issuer is a client of PPM or PPM is actively soliciting business from the issuer or an affiliate of this issuer, and accounts of other PPM clients hold securities of that issuer;

□	an officer or board member of the issuer is also an employee of PPM;

□	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;

□	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

□	PPM has an interest in the outcome of the matter before shareholders; or

□	the Chief Compliance Officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

Based on the foregoing, it is determined that the proposed recommendation presents:

______  No Conflict of Interest

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______  A Potential Conflict (and is hereby submitted to the Conflicts Committee for review)

Approved by:

Name	Title	Date

Part III: Determination of the Conflicts Committee (if applicable)

The Conflicts Committee shall review the foregoing information to determine whether the proposed recommendation (i) is not the product of a conflict of interest and (ii) does not result in a breach of the duties owed to clients by either the individuals listed or PPM. In light thereof and upon review of the foregoing, the proposed Exception is:

______  Approved*

______  Not Approved

Name	Title	Date

* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

Portfolio Services shall retain in its files a copy of this Request and any related information.

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Proxy Voting Policies

July 1, 2021

Reinhart Partners, Inc. (the “Adviser”) may exercise voting authority with respect to proxy proposals on behalf of its clients. We do not have authority to vote proxies for every client. However, when we exercise such authority, these Proxy Voting Policies will apply. The guiding principal of the Proxy Voting Policies is that proxies should be voted consistent with the best interests of the client. In addition, we will abide by specific voting guidelines on certain policy issues as requested by particular clients on a case-by-case basis.

The Adviser’s Chief Compliance Officer (the “CCO”) is responsible for overseeing the day-to-day operation of these Proxy Voting Policies.

Statement of Policy

Because of the increasing complexity in administering policies in this area, the Adviser has engaged the firm of Glass, Lewis & Co., LLC (“Glass Lewis”), a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue and administering client proxy votes.

These Proxy Voting Policies describe the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass Lewis recommendation; the procedure to be followed in case of a conflict of interest between the Adviser and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

General Voting Guidelines

The Adviser has determined that the Proxy Paper Guidelines, as amended and supplemented from time-to-time (the “Guidelines”), published by Glass Lewis, are consistent with the guiding principal described above and we have instructed Glass Lewis to vote in accordance with the Guidelines unless one of the following conditions applies:

A.	The Adviser has decided to override the Glass Lewis vote decision for a client based on its own determination that the client would best be served with a vote contrary to the Glass Lewis vote decision. Such decision will be documented by the Adviser and communicated to Glass Lewis.
B.	Glass Lewis does not provide a vote decision, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser will document the reason(s) used in determining a vote decision and communicate the Adviser’s vote decision to Glass Lewis.

Conflicts of Interest

Unless the Adviser makes a voting decision pursuant to condition (A) or (B) under the “General Voting Guidelines” section, above, we do not address material conflicts of interest that could arise between us and our clients. Since we rely on Glass Lewis to cast proxy votes independently, pursuant to the

Guidelines, we have determined that any potential conflict of interest between us and our clients is adequately mitigated.

However, when the Adviser is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph (A) or (B) under the “General Voting Guidelines” section, above, we will take the following step to resolve the conflict: Disclose the conflict to the client and obtain the client’s written consent or direction before voting.

General Voting Procedures

The CCO shall ensure that appropriate personnel understand their roles with respect to monitoring corporate actions, analyzing proxy proposals, and making voting decisions and, for proxies which are not voted electronically via Proxy Edge, voting proxies, as applicable.

Recordkeeping

We will maintain:

•	a copy of our proxy voting policies and procedures;
•	a copy of all proxy statements received (the Adviser may rely on a third-party proxy voting agent or the SEC’s EDGAR system to satisfy this requirement);
•	a record of each vote cast on behalf of a client (the Adviser may rely on a third-party proxy voting agent to satisfy this requirement);
•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and
•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Disclosure To Clients; Filing Requirements

We will disclose to clients in our Form ADV brochure how clients can obtain information from us on how their portfolio securities were voted and how they can obtain a copy of these Proxy Voting Policies, and that we will, upon request, provide them with a copy of the same. As it relates to the Reinhart Funds (the “Funds”), this disclosure is contained in the Fund’s prospectus. In addition, with respect to the Funds only, a Form N-PX must be filed with the Securities and Exchange Commission annually, which discloses the Fund’s proxy voting record for the 12-months ended August 31. The Fund’s administrator is responsible for preparing the Form N-PX; however, the CCO shall review such form prior to filing to attempt to detect any irregularities.

River Road Asset Management, LLC (“River Road”)

Proxy Voting, Corporate Actions, & Class Actions and Legal Proceedings

Policy

River Road exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. Proxy voting authority is typically established and defined in the investment management agreement or other writing between River Road and the client. Our policy and practice includes the responsibility to receive and vote client proxies, mitigate any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, and maintain required records. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients. River Road engages a third-party voting agent, Glass Lewis & Co. (“Glass Lewis”), to help discharge its duties.

Background

Registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to do the following:

▪	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients;
▪	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and
▪	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients.

SEC guidance further states that to form a reasonable belief that its voting determinations are in the best interest of the client, advisers should conduct an investigation reasonably designed to ensure the voting determination is not based on materially inaccurate or incomplete information.

Advisers also must maintain certain records relating to proxy voting activities. See Books and Records.

Responsibility

The Proxy Voting Policy Committee and the compliance department are responsible for implementing and monitoring this policy.

Procedure

River Road has adopted the following procedures to implement and monitor the firm’s policy:

Voting Across Accounts: Unless otherwise directed by a client as more fully described below, River Road votes proxies the same way for each client within a strategy/IBG. If a holding overlaps more than one strategy/IBG, the portfolio manager for one strategy/IBG may choose to vote differently than the portfolio manager for another strategy/IBG. By allowing different vote directions, River Road can ensure flexibility to account for differing strategy and objectives. Given that River Road strategies are unified around River Road’s general investment philosophy, instances of differing vote decisions have historically been and is anticipated to be limited.

Compliance Policies And Procedures I Page 49

River Road Asset Management, LLC (“River Road”)

Proxy Committee and Operational Process:

The Proxy Voting Policy Committee is responsible for establishing voting guidelines and reviewing special issues. The committee consists at a minimum of the Chief Investment Officer/Director of Research/or Deputy Director of Research, the Chief Compliance Officer, and a compliance department designee. The committee meets annually to review Glass Lewis’ standard policies each year and determines if any policies conflict with the committee’s view of appropriate corporate governance. If the committee identifies conflicts, it establishes a policy for voting when those conflicts arise. The committee is responsible for adopting the final voting guidelines. Meetings may be called by any committee member throughout the year based on issues that arise.

The compliance department is responsible for operational and procedural aspects of the proxy voting process. As necessary, the compliance department reviews operational or procedural issues related to the proxy process and reports material issues to the Proxy Voting Policy Committee, or such other committee as may be appropriate.

Voting Agent: Glass Lewis performs the following services:

▪	provides analysis of proxy proposals,
▪	tracks and receives proxies for which River Road clients are entitled to vote,
▪	votes the proxies as directed by River Road, and
▪	compiles and provides client voting records.

Voting Process:

The compliance department coordinates the proxy voting process. The steps for reviewing and submitting votes are as follows:

▪	The compliance department reviews the Glass Lewis web-based system on at least a weekly basis for upcoming meetings.
▪	The compliance department reconciles the number of ballots reflected by Glass Lewis to River Road’s records and reports any discrepancies to Glass Lewis and/or the client’s custodian for follow up. River Road makes its best efforts to ensure all shares are voted. However, issues with receiving ballots from custodians may prevent voting for a particular account. River Road typically continues to follow up with Glass Lewis and/or the custodian where necessary to attempt to resolve all issues prior to the voting deadline.
▪	If the Glass Lewis/River Road policy recommendation and the management recommendation for all votes on a ballot are the same, the compliance department will vote accordingly. However, there are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation.
▪	For each instance when the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal and the respective arguments of management and Glass Lewis. The analyst and portfolio manager(s) then recommend voting the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than River Road’s policy recommendation (i.e., the Glass Lewis recommendation in most instances), the rationale is documented and a member of River Road’s ESG team and compliance team reviews and approves the rationale before submitting the final vote via Glass Lewis’ electronic voting system. The ESG team member reviews for consistency with River Road’s ESG policy and commitment as a PRI signatory and a TCFD public supporter, but in all instances the vote must be consistent with River Road’s proxy voting policy (i.e., in a manner believed most beneficial to shareholder value).
o	For a period, the committee has determined that ballots for non-U.S. companies will typically receive an individual voting review in all instances. This will help identify differences between Glass Lewis’ policy for various countries to identify an approach more like U.S. voting going forward. If the vote decision goes against the Glass Lewis recommendation, an ESG review is completed.

Compliance Policies And Procedures I Page 50

River Road Asset Management, LLC (“River Road”)

Client Direction: Clients are permitted to place reasonable restrictions on River Road’s voting authority by providing their own voting guidelines or directing a vote in a particular solicitation with reasonably advance notice given to the CCO or designee. If clients provide River Road with their voting guidelines or direction and River Road accepts them, River Road will instruct the voting agent to vote proxies pursuant to the client guidelines or direction.

Conflicts of Interest: River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction after following the above process. Additionally, River Road’s voting process of voting with Glass Lewis/River Road policy recommendation and requiring the compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

▪	documenting the potential conflict of interest,
▪	obtaining the prior approval of the Chief Investment Officer and the CCO,
▪	obtaining Proxy Voting Policy Committee review or approval,
▪	deferring to the voting recommendation of a third party,
▪	voting pursuant to client direction (following disclosure of the conflict),
▪	abstaining from voting,
▪	voting reflectively (in the same proportion and manner as other shareholders), or
▪	taking such other action as necessary to protect the interests of clients.

River Road will maintain a record of the resolution of any conflict of interest.

Securities Lending and Other Issues: Where clients have implemented securities lending programs, River Road will be unable to vote proxies for securities on loan. River Road also may determine that the cost of executing the proxy exceeds the benefits to a client account. As a general matter, River Road does not vote securities in countries that require the client to execute a power of attorney.

Disclosure and Client Requests for Information: River Road discloses a summary of this policy and information on how clients may obtain a copy of this policy and records of how River Road voted securities for their accounts in its Form ADV Part 2A. Employees that receive a client request for information regarding proxy votes or proxy policies must forward such request to the compliance department where necessary. The compliance department is responsible for gathering the relevant information.

Clients That Reserve Proxy Voting Authority: For clients that have reserved voting authority, clients should receive their proxies or other solicitations directly from their custodian or a transfer agent. They will not receive them from River Road. Clients may contact the CCO with questions about a particular solicitation.

Corporate Actions: Portfolio companies held in River Road client accounts from time to time have material changes to the company that affects its shareholders (Corporate Actions). In these instances, the shareholder can voluntarily, or sometimes must, participate in the action. The portfolio accounting department regularly reviews one or more databases to look for upcoming corporate actions. The investment team is also responsible for notifying the portfolio accounting department of any upcoming corporate actions to which they become aware. For voluntary corporate actions, the portfolio accounting department works with the investment team to decide whether to participate and how the corporate action will be processed. The portfolio accounting department is responsible for communicating corporate action decisions to client custodians.

Compliance Policies And Procedures I Page 51

River Road Asset Management, LLC (“River Road”)

Class Actions and Legal Proceedings: Portfolio companies currently or formerly held in River Road client accounts may become subject to class actions, bankruptcy, or other legal proceedings. River Road does not monitor for, act on behalf of clients in, or assist clients in any such proceedings. To the extent requested in the client’s investment management agreement, River Road will use best efforts to forward to the client notices River Road receives related to proceedings for their specific account. Employees that receive any such notices via mail, email, or fax for a client account must promptly forward the notice to the compliance department.

Version Reference

Version Date	Description of Changes
01/01/2012	Content and Format Changes
11/30/2014	Update to Client Direction section; Additional sections for client’s that retain voting authority and class actions/legal proceedings
12/31/2015	Updated to remove Proxy Voting Procedures Committee and Testing sections; Replaced Proxy Designee with the compliance department
01/31/2018	Clarified that proxies may be voted differently across strategies/IBGs; added Corporate Actions section
08/01/2020	Added paragraph to Background related to recent SEC guidance on proxy responsibility. Moved and added more detail regarding voting different across strategy/IBG. Immaterial edits
01/31/2022	Updated to reflect new process for voting non-U.S. companies and noted an ESG review in certain instances; added language regarding not voting in instances where cost outweighs benefits

Compliance Policies And Procedures I Page 52

ITEM 17 - Voting Client Securities

I.	POLICY

SBH acts as a discretionary investment adviser for various clients, which includes clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). When entering into an investment management agreement with a client, it is the general policy of SBH to not vote proxies unless the client opts into the service provided by SBH. In specific provisions of SBH’s investment management agreement, clients retain responsibility for voting proxies or responding to other corporate actions. Accounts governed by ERISA (certain pension or retirement plans, non-IRA’s) are treated differently based on Department of Labor guidelines. Unless an ERISA client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, SBH will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over ERISA client assets in accordance with Proxy Voting Policy. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions (handled by a third party). In some cases, corporate actions may not be addressed by SBH, but rather by the client’s custodian.

When voting proxies or acting with respect to corporate actions for clients, SBH’s intent is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). SBH will seek to act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.	PROCEDURES

SBH uses an outside service provider, Institutional Shareholder Services (“ISS”), to vote proxies.

As a general rule, the operations group will provide instructions to the custodian to forward all proxies to ISS. ISS receives all proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Although many proxy proposals can be voted in accordance with ISS’ established guidelines (see Section IV. below, “Guidelines”), it is recognized that some proposals require special consideration which may dictate that ISS and/or SBH makes an exception to the Guidelines. ISS is also responsible for ensuring that all corporate action notices or requests which require shareholder action received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

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A. Conflicts of Interest

Where a proxy proposal raises a material conflict between ISS and/or SBH’s interests and a client’s interest, including a mutual fund client, SBH will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. To the extent that SBH has little or no discretion to deviate from the Guidelines with respect to the proposal in question, SBH shall vote in accordance with such pre-determined voting policy as established by ISS.

2.	Deviations to the ISS Policy. To the extent that SBH has discretion to deviate from the Guidelines with respect to the proposal in question, if a portfolio manager or analyst believes the ISS recommendation would be detrimental to the client’s best interests, they may override the ISS vote with prior approval from the Chief Compliance Officer or the Chief Executive Officer. The operations group will maintain a written record supporting the decision to override the ISS recommendation.

ISS will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by ISS and/or SBH will be addressed as described above in this Section II.A.

B. Limitations

As described above, in accordance with a client’s investment advisory contract (or other written directive) or where SBH has determined that it is in the client’s best interest, ISS and/or SBH will not vote proxies received. The following are certain circumstances where ISS and/or SBH will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: As is ordinarily the case, where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, ISS and/or SBH will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by SBH, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with SBH in accordance with its investment advisory agreement, ISS and/or SBH will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Limited Value: If ISS and/or SBH determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, ISS and/or SBH may abstain from voting a client’s proxies. ISS and/or SBH also will not vote proxies received for securities which are no longer held by the client’s account.

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4.	Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where SBH determines that a proxy vote (or other shareholder action) is materially important to the client’s account, SBH may recall the security for purposes of voting.

5.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, SBH may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

III.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, SBH will seek to maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) a record of all proxy statements received by ISS and/or SBH regarding client securities (provided however, that SBH may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any material documents prepared by SBH were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy. Currently, the requirement is six years, two of which shall be onsite.

Clients may obtain information on how proxies were voted with respect to the clients’ portfolio securities or a copy of our Proxy Voting Policy by writing to SBH at 540 West Madison St., Suite 1900, Chicago, IL 60661 or by emailing contactus@sbhic.com.

IV.	GUIDELINES

ISS will seek to consider each proxy issue individually. Proxy voting may be different for different types of clients. ISS issues proxy voting guidelines which are used as guidelines but will not be used as rigid rules. These guidelines are available upon request.

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T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS
INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and

1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

TRP 2022 Proxy Voting Policies and Procedures.doc

Updated: February 2022

to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“TRPA ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the TRPA ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the TRPA ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The TRPA ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS

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specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the TRPA ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The TRPA ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global

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proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the TRPA ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While

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membership on the TRPA ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the TRPA ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the TRPA ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPA ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe

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Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPA ESG Committee, and certain personnel under the direction of the TRPA ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, TRPA ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

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Proxy Policy	Policy H-12

Proxy Voting Policy

When Victory Capital Management Inc. (“Victory”) client accounts hold stock and Victory has an obligation to vote proxies for the stock, the voting authority will be exercised in accordance with:

●	The direction and guidance, if any, provided by the document establishing the account relationship
●	Principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account
●	The guidelines listed in this policy, including the ISS Taft Hartley guidelines in Appendix A and the Victory public company guidelines in Appendix B

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer's board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

●	Reasonable efforts will be made to monitor and keep abreast of corporate actions
●	All stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available
●	A written record of such voting will be maintained by Victory
●	Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s).
●	Victory’s Proxy Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.
●	Voting rights for securities that have been placed on loan by a client or a client’s custodian generally pass to the borrower, which interferes with Victory’s ability to vote on shareholder matters. In these circumstances Victory generally will be unable to act on specific proxy matters.
●	Victory will not necessarily vote all client proxy ballots for a particular company meeting in a uniform manner. Depending on client objectives, as well as the opinions of Victory’s various investment teams, Victory will split votes when appropriate in order to help insure that Victory is acting in the best interest of all of its clients.
●	If Victory becomes aware of additional information relevant to the shareholder meeting after a vote determination has been made but prior to the deadline, it will consider such information and use reasonable efforts to update its vote instruction, if warranted.

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Statement of Corporate Governance

The voting rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

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Proxy Policy	Policy H-12

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest of the client in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s portfolio managers opinions concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Therefore, Victory will not necessarily vote all client proxy ballots for a particular company meeting in a uniform manner. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of Victory employees who represent vital areas within the company and can provide a range of knowledge which enhances the committee’s decision making capabilities. Quorum exists when three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on a majority of votes cast.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies, proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory. Victory will perform annual testing of actual votes cast versus these policy guidelines to help insure that ballots are being voted per policy. ISS also performs regular proxy ballot reconciliations which compare client holdings to actual ballots received. ISS then provides Victory with periodic reports of any discrepancies identified during the reconciliation process. Victory is responsible for working with ISS and client custodians to resolve any discrepancies and insure that all client proxy ballots are voted.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other internal sources with special expertise on a given topic, where appropriate.

All Proxy Committee voting decisions will be documented.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

International Proxy Voting

Victory will attempt to vote every proxy it receives for all international foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information to make a fully informed decision, in which case we will vote against.

In certain foreign jurisdictions, voting of proxies will result in the lockup of shares due to issues such as shareblocking or re-registration, impairing Victory's ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting. Specifically, for shareblocking and re-registration, Victory will automatically Take No Action through a Do Not Vote instruction for ballots that would immobilize the shares. Victory has the option to override the automation if we become aware of a situation where we wish to vote and are not concerned with the short term inability to trade out of the position. In re-registration or shareblocking markets, where shares are not immobilized by voting instructions, ballots are voted per policy.

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In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting proxy ballots will take into consideration any additional costs to investors which may be incurred from the research and voting process. Finally, these guidelines will be applied in foreign markets taking into account local regulatory requirements, local corporate governance codes and local market best practices.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

●	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue
●	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account
●	Document the nature of the conflict and the rationale for the recommended vote
●	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary the Chief Legal Officer, or their designee, or consult an internal or external, independent adviser
●	Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made

If a member of the Proxy Committee has a personal conflict (e.g. family member on board of company) he/she will recuse themselves from voting.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

●	Copies of all policies and procedures required by Rule 206(4)-6
●	A written record of votes cast on behalf of clients
●	Any documents prepared by Victory or the Proxy Committee germane to the voting decision
●	A copy of each written client request for information on how Victory voted proxies on such client’s behalf
●	A copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

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Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Virtual Shareholder Meetings

Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

- Scope and rationale of the proposal; and

- Concerns identified with the company’s prior meeting practices

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

●	The terms of the auditor agreement, the degree to which these agreements impact shareholders' rights
●	Motivation and rationale for establishing the agreements
●	Quality of disclosure
●	Historical practices in the audit area

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Proxy Policy	Policy H-12

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees. Non-audit fees are excessive if:

●	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports (This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

●	There are concerns about the accounts presented or audit procedures used
●	The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

●	The tenure of the audit firm
●	The length of rotation specified in the proposal
●	Any significant audit-related issues at the company
●	The number of Audit Committee meetings held each year
●	The number of financial experts serving on the committee
●	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price

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Proxy Policy	Policy H-12

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Proxy Policy	Policy H-12

Problematic provisions include but are not limited to:

●	A classified board structure
●	A supermajority vote requirement
●	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections
●	The inability of shareholders to call special meetings
●	The inability of shareholders to act by written consent
●	A dual-class capital structure
●	A non–shareholder-approved poison pill

Poison Pills:

Vote against/withhold from all nominees if:

●	The company has a poison pill that was not approved by shareholders. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.The pill, whether short-term or long-term, has a deadhand or slowhand feature.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from the members of the governance committee if:

●	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

●	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”)
●	The company receives an adverse opinion on the company’s financial statements from its auditor
●	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

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Proxy Policy	Policy H-12

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

●	There is a significant misalignment between CEO pay and company performance
●	The company maintains significant problematic pay practices
●	The board exhibits a significant level of poor communication and responsiveness to shareholders
●	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay or
●	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

●	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification
●	Disclosure by the company of any significant engagement with shareholders regarding the amendment
●	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter
●	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions
●	The company’s ownership structure
●	The company’s existing governance provisions
●	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development and,
●	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

●	Supermajority vote requirements to amend the bylaws or charter;
●	A classified board structure; or
●	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

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Proxy Policy	Policy H-12

For newly public companies, generally vote against or withhold from the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable. Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

●	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate ESG risks.
●	Failure to replace management as appropriate or
●	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company
●	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

●	The presence of a shareholder proposal addressing the same issue on the same ballot;
●	The board’s rationale for seeking ratification;
●	Disclosure of actions to be taken by the board should the ratification proposal fail;
●	Disclosure of shareholder engagement regarding the board’s ratification request;
●	The level of impairment to shareholders’ rights caused by the existing provision;
●	The history of management and shareholder proposals on the provision at the company’s past meetings;
●	Whether the current provision was adopted in response to the shareholder proposal;
●	The company’s ownership structure; and
●	Previous use of ratification proposals to exclude shareholder proposals.

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice. In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

●	The presence of a shareholder proposal addressing the same issue on the same ballot;
●	The board’s rationale for seeking ratification;
●	Disclosure of actions to be taken by the board should the ratification proposal fail;
●	Disclosure of shareholder engagement regarding the board’s ratification request;
●	The level of impairment to shareholders’ rights caused by the existing provision;

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Proxy Policy	Policy H-12

●	The history of management and shareholder proposals on the provision at the company’s past meetings;
●	Whether the current provision was adopted in response to the shareholder proposal;
●	The company’s ownership structure; and
●	Previous use of ratification proposals to exclude shareholder proposals.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

●	Disclosed outreach efforts by the board to shareholders in the wake of the vote
●	Rationale provided in the proxy statement for the level of implementation
●	The subject matter of the proposal
●	The level of support for and opposition to the resolution in past meetings
●	Actions taken by the board in response to the majority vote and its engagement with shareholders
●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals) and
●	Other factors as appropriate

The board failed to act on takeover offers where the majority of shares are tendered

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency or

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account

●	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality
●	The company’s ownership structure and vote results
●	Analysis of whether there are compensation concerns or a history of problematic compensation practices and
●	The previous year’s support level on the company’s say-on-pay proposal

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the current Categorization of Directors) when:

●	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating
●	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee

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Proxy Policy	Policy H-12

●	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee
●	The full board is less than majority independent

Director Competence

Attendance at Board and Committee Meetings

Generally vote AGAINST or WITHHOLD from directors (except new nominees3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

●	Medical issues/illness
●	Family emergencies
●	Missing only one meeting (when the total of all meetings is three or fewer)

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

●	Sit on more than five public company boards
●	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote FOR proposals to remove mandatory age limits

Vote case-by-case on management proposals regarding director term/tenure limits, considering:

●	The rationale provided for adoption of the term/tenure limit;
●	The robustness of the company’s board evaluation process;
●	Whether the limit is of sufficient length to allow for a broad range of director tenures;
●	Whether the limit would disadvantage independent directors compared to non-independent directors; and
●	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

3 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Proxy Policy	Policy H-12

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

●	The reasonableness/scope of the request; and
●	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

●	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care
●	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
●	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

●	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company
●	If only the director’s legal expenses would be covered

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

●	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers
●	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought
●	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies
●	The scope and structure of the proposal

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Proxy Policy	Policy H-12

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally, support shareholder proposals that would require the board chair to be independent of management.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place, otherwise vote with stated policy

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

●	The ownership threshold proposed in the resolution;
●	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed below, with reference to contested director elections, or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

●	Long-term financial performance of the target company relative to its industry

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Proxy Policy	Policy H-12

●	Management’s track record
●	Background to the contested election
●	Nominee qualifications and any compensatory arrangements
●	Strategic plan of dissident slate and quality of critique against management
●	Likelihood that the proposed goals and objectives can be achieved (both slates)
●	Stock ownership positions

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

●	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board
●	Effectively disclosed information with respect to this structure to its shareholders
●	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee
●	The company has an independent chairman or a lead director, according to Victory’s definition This individual must be made available for periodic consultation and direct communication with major shareholders

Proxy Contests- Voting for Director Nominees in Contested Elections

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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Proxy Policy	Policy H-12

Takeover Defenses and Related Actions

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). . The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Vote Tabulation/Confidential Voting

Victory Capital will evaluate shareholder proposals requesting confidential running vote tally proposals on a case-by-case basis taking into account the following factors:

Whether the policy allows the company to monitor the number of votes cast for purposes of achieving a quorum or to conduct solicitations for other proper purposes

Whether the enhanced confidential voting requirement applies to contested elections of directors or to contested proxy solicitations, which would put the company at a disadvantage relative to dissidents

Generally, vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

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Proxy Policy	Policy H-12

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

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Proxy Policy	Policy H-12

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Shareholder Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

●	The company’s stated rationale for adopting such a provision
●	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum
●	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms
●	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

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Proxy Policy	Policy H-12
●	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder)
●	The value of the NOLs
●	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL)
●	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns
●	Any other factors that may be applicable

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

●	Shareholders have approved the adoption of the plan, or

●	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

●	No lower than a 20% trigger, flip-in or flip-over
●	A term of no more than three years
●	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill
●	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Proxy Policy	Policy H-12

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

●	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent)
●	The value of the NOLs
●	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs)
●	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns
●	Any other factors that may be applicable

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

●	The election of fewer than 50% of the directors to be elected is contested in the election
●	One or more of the dissident’s candidates is elected
●	Shareholders are not permitted to cumulate their votes for directors
●	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

●	Reasons for reincorporation
●	Comparison of company’s governance practices and provisions prior to and following the reincorporation
●	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

●	Shareholders’ current right to act by written consent
●	The consent threshold
●	The inclusion of exclusionary or prohibitive language
●	Investor ownership structure
●	Shareholder support of, and management’s response to, previous shareholder proposals

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Proxy Policy	Policy H-12

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

●	An unfettered[4] right for shareholders to call special meetings at a 10 percent threshold
●	A majority vote standard in uncontested director elections
●	No non-shareholder-approved pill
●	An annually elected board

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote CASE-BY-CASE on proposals that request either the elimination/adoption of supermajority vote requirements or a decrease/increase in the supermajority threshold.

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, the proposal shall be further examined, taking into account:

●	Ownership structure
●	Quorum requirements
●	Vote requirements

4 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING

The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:
-	The company’s use of authorized shares during the last three years

●	The Current Request:
-	Disclosure in the proxy statement of the specific purposes of the proposed increase
-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request
-	The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns

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Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt (This is a non-US issue)

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion is reasonable.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

●	The size of the company
●	The shareholder base
●	The liquidity of the stock

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:
-	The company’s use of authorized preferred shares during the last three years

●	The Current Request:
-	Disclosure in the proxy statement of the specific purposes for the proposed increase
-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request
-	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns
-	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

●	More simplified capital structure
●	Enhanced liquidity
●	Fairness of conversion terms
●	Impact on voting power and dividends

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●	Reasons for the reclassification
●	Conflicts of interest
●	Other alternatives considered

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or the effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance common stock authorization guidelines

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

●	A stock exchange has provided notice to the company of a potential delisting
●	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy

Share Repurchase Programs

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

●	Greenmail,
●	The use of buybacks to inappropriately manipulate incentive compensation metrics,
●	Threats to the company’s long-term viability, or
●	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

●	Adverse governance changes
●	Excessive increases in authorized capital stock
●	Unfair method of distribution
●	Diminution of voting rights
●	Adverse conversion features
●	Negative impact on stock option plans
●	Alternatives such as spin-off

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

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Proxy Policy	Policy H-12

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

●	Purchase price
●	Fairness opinion
●	Financial and strategic benefits
●	How the deal was negotiated
●	Conflicts of interest
●	Other alternatives for the business
●	Non-completion risk

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

●	Impact on the balance sheet/working capital
●	Potential elimination of diseconomies
●	Anticipated financial and operating benefits
●	Anticipated use of funds
●	Value received for the asset
●	Fairness opinion
●	How the deal was negotiated
●	Conflicts of interest

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

●	Dilution to existing shareholders’ positions
●	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy
●	Financial issues - company’s financial situation, degree of need for capital, use of proceeds, effect of the financing on the company’s cost of capital
●	Management’s efforts to pursue other alternatives
●	Control issues - change in management, change in control, guaranteed board and committee seats, standstill provisions, voting agreements, veto power over certain corporate actions
●	Conflict of interest - arm’s length transaction, managerial incentives

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Proxy Policy	Policy H-12

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

●	The reasons for the change
●	Any financial or tax benefits
●	Regulatory benefits
●	Increases in capital structure
●	Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

●	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”)
●	Adverse changes in shareholder rights

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

●	Offer price/premium
●	Fairness opinion
●	How the deal was negotiated
●	Conflicts of interest
●	Other alternatives/offers considered
●	Non-completion risk

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

●	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock)
●	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
-	Are all shareholders able to participate in the transaction
-	Will there be a liquid market for remaining shareholders following the transaction
-	Does the company have strong corporate governance
-	Will insiders reap the gains of control following the proposed transaction
-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

●	Percentage of assets/business contributed
●	Percentage ownership
●	Financial and strategic benefits
●	Governance structure
●	Conflicts of interest
●	Other alternatives
●	Non-completion risk

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Proxy Policy	Policy H-12

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

●	Management’s efforts to pursue other alternatives
●	Appraisal value of assets
●	The compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

●	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

●	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

●	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

●	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

●	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

●	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

●	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

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Proxy Policy	Policy H-12

●	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
●	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

●	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

●	Financial issues:
●	The company’s financial condition;
●	Degree of need for capital;
●	Use of proceeds;
●	Effect of the financing on the company’s cost of capital;
●	Current and proposed cash burn rate;
●	Going concern viability and the state of the capital and credit markets.

●	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
●	Control issues:
●	Change in management;
●	Change in control;
●	Guaranteed board and committee seats;
●	Standstill provisions;
●	Voting agreements;
●	Veto power over certain corporate actions; and
●	Minority versus majority ownership and corresponding minority discount or majority control premium

●	Conflicts of interest:
●	Conflicts of interest should be viewed from the perspective of the company and the investor.
●	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
●	Market reaction:
●	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

●	Estimated value and financial prospects of the reorganized company;

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●	Percentage ownership of current shareholders in the reorganized company;
●	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
●	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
●	Existence of a superior alternative to the plan of reorganization; and
●	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

●	Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

●	Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

●	Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

●	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

●	Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

●	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

●	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

●	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquisition process.

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●	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
●	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.
●	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

●	Tax and regulatory advantages;
●	Planned use of the sale proceeds;
●	Valuation of spinoff;
●	Fairness opinion;
●	Benefits to the parent company;
●	Conflicts of interest;
●	Managerial incentives;
●	Corporate governance changes;
●	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

●	Hiring a financial advisor to explore strategic alternatives;
●	Selling the company; or
●	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

●	Prolonged poor performance with no turnaround in sight;
●	Signs of entrenched board and management (such as the adoption of takeover defenses);
●	Strategic plan in place for improving value;
●	Likelihood of receiving reasonable value in a sale or dissolution; and
●	The company actively exploring its strategic options, including retaining a financial advisor.

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Proxy Policy	Policy H-12

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

●	There is a misalignment between CEO pay and company performance (pay for performance)

●	The company maintains problematic pay practices

●	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

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Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

●	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts
●	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median)
●	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

●	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group)

●	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

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Proxy Policy	Policy H-12

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

●	AGAINST management "say on pay" (MSOP) proposals;
●	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
-	In egregious situations;
-	When no MSOP item is on the ballot; or
-	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
●	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

●	Problematic practices related to non-performance-based compensation elements;

●	Incentives that may motivate excessive risk-taking; and

●	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

●	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
●	New or extended agreements that provide for:
-	CIC payments exceeding 3 times base salary and average/target/most recent bonus
-	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers)
-	CIC payments with excise tax gross-ups (including "modified" gross-ups)

Insufficient Executive Compensation Disclosure by Externally Managed Issuers (EMIs)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

●	Multi-year guaranteed bonuses
●	A single performance metric used for short- and long-term plans
●	Lucrative severance packages
●	High pay opportunities relative to industry peers;
●	Disproportionate supplemental pensions
●	Mega annual equity grants that provide unlimited upside with no downside risk

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Proxy Policy	Policy H-12

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

●	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●	Duration of options backdating;
●	Size of restatement due to options backdating;
●	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

●	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process
-	Retrospective performance targets and methodology not discussed
-	Methodology for benchmarking practices and/or peer group not disclosed and explained
●	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

●	Single- or modified-single-trigger cash severance

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●	Single-trigger acceleration of unvested equity awards
●	Excessive cash severance (>3x base salary and bonus)
●	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups)
●	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value)
●	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders
●	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), Victory Capital will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

●	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
-	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants
-	SVT based only on new shares requested plus shares remaining for future grants

●	Plan Features:
-	Quality of disclosure around vesting upon a change in control (CIC)
-	Discretionary vesting authority
-	Liberal share recycling on various award types
-	Lack of minimum vesting period for grants made under the plan
-	Dividends payable prior to award vesting

●	Grant Practices:
-	The company’s three year burn rate relative to its industry/market cap peers
-	Vesting requirements in most recent CEO equity grants (3-year look-back)
-	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years)
-	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions
-	Whether the company maintains a sufficient claw-back policy
-	Whether the company maintains sufficient post exercise/vesting share-holding requirements

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

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●	Awards may vest in connection with a liberal change-of-control definition
●	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies)
●	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances
●	The plan contains an evergreen (automatic share replenishment) feature, or
●	Any other plan features are determined to have a significant negative impact on shareholder interests

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.5

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

5 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Proxy Policy	Policy H-12

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

●	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs
●	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Victory vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

●	Magnitude of pay misalignment
●	Contribution of non–performance-based equity grants to overall pay
●	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

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Proxy Policy	Policy H-12

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

●	Purchase price is at least 85 percent of fair market value
●	Offering period is 27 months or less
●	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

●	Purchase price is less than 85 percent of fair market value
●	Offering period is greater than 27 months
●	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

●	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)
●	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary
●	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
●	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, or if the plan contains excessive problematic provisions.

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Proxy Policy	Policy H-12

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Shareholder Ratification of Director Pay Programs

Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

●	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
●	An assessment of the following qualitative factors:

-	The relative magnitude of director compensation as compared to companies of a similar profile
-	The presence of problematic pay practices relating to director compensation
-	Director stock ownership guidelines and holding requirements
-	Equity award vesting schedules
-	The mix of cash and equity-based compensation
-	Meaningful limits on director compensation
-	The availability of retirement benefits or perquisites
-	The quality of disclosure surrounding director compensation

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

●	Executive officers and non-employee directors are excluded from participating
●	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models
●	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

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Proxy Policy	Policy H-12

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

●	Eligibility
●	Vesting
●	Bid-price
●	Term of options
●	Cost of the program and impact of the TSOs on company’s total option expense
●	Option repricing policy

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the following factors:

●	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants
●	The company’s three-year burn rate relative to its industry/market cap peers
●	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

●	The relative magnitude of director compensation as compared to companies of a similar profile
●	The presence of problematic pay practices relating to director compensation
●	Director stock ownership guidelines and holding requirements
●	Equity award vesting schedules
●	The mix of cash and equity-based compensation
●	Meaningful limits on director compensation
●	The availability of retirement benefits or perquisites
●	The quality of disclosure surrounding director compensation

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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Proxy Policy	Policy H-12

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

●	The company’s past practices regarding equity and cash compensation;
●	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
●	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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Proxy Policy	Policy H-12

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

●	while employed and/or for two years following the termination of their employment
●	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into account:

●	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines
-	A holding period requirement coupled with a significant long-term ownership requirement
-	A meaningful retention ratio
●	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
●	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
●	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

●	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines
-	A holding period requirement coupled with a significant long-term ownership requirement
-	A meaningful retention ratio

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Proxy Policy	Policy H-12
●	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
●	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

●	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

●	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

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Proxy Policy	Policy H-12

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

●	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K
●	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board
●	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan
●	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan
●	An executive may not trade in company stock outside the 10b5-1 Plan
●	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

●	If the company has adopted a formal recoupment bonus policy
●	If the company has chronic restatement history or material financial problems
●	If the company’s policy substantially addresses the concerns raised by the proponent

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

●	The triggering mechanism should be beyond the control of management
●	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs
●	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Proxy Policy	Policy H-12

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

●	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.
●	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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Proxy Policy	Policy H-12

Social/Environmental Issues

Overall Approach

Policy generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Generally vote against/withhold from incumbent nominees who:

- Serve as the chair of the nominating committee if there is not at least one woman on the board. If the chair of the nominating committee is not identified, generally vote against or withhold from incumbent members of the nominating committee.

- Serve as the board chair, or other directors on a case-by-case basis, if there is not at least one woman on the board and the board lacks a formal nominating committee.

Racial and/or Ethnic Diversity: For publicly listed companies, highlight boards with no apparent racial and/or ethnic diversity.

For publicly traded companies listed on US exchanges, effective for meetings on or after Feb. 1, 2022, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

●	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes
●	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions
●	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities

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Proxy Policy	Policy H-12

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

●	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending
●	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

●	The company’s current disclosure of relevant lobbying policies, and management and board oversight
●	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities
●	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities

General Sustainability Reporting Proposals

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

●	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report
●	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Climate Change/ Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

●	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities
●	The company’s level of disclosure is at least comparable to that of industry peers
●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

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Proxy Policy	Policy H-12

●	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities

●	The company’s level of disclosure is comparable to that of industry peers

●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions

Proposals that call for the adoption of GHG reduction goals from products and operations shall be evaluated based on the long-term economic interests of the advisory clients, taking into account:

●	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame
●	Whether company disclosure lags behind industry peers
●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions
●	The feasibility of reduction of GHGs given the company’s product line and current technology
●	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations

Human Rights Risk Assessment

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

●	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms
●	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns
●	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps
●	Whether the proposal is unduly burdensome or overly prescriptive

Gender Pay Gaps

Generally vote case-by-case on requests for reports on a company’s pay data by gender, race or ethnicity or a report on a company’s policies and goals to reduce any gender, race or ethnicity pay gap, taking into account:

●	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices
●	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race or ethnicity pay gap issues
●	Whether the company’s reporting regarding gender, race or ethnicity pay gap policies or initiatives is lagging its peers
●	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
●	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

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Proxy Policy	Policy H-12

Mandatory Arbitration

Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

●	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
●	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
●	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Sexual Harassment

Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

●	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
●	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
●	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

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Proxy Policy	Policy H-12

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

●	Past performance as a closed-end fund
●	Market in which the fund invests
●	Measures taken by the board to address the discount
●	Past shareholder activism, board activity, and votes on related proposals

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

●	Past performance relative to its peers
●	Market in which fund invests
●	Measures taken by the board to address the issues
●	Past shareholder activism, board activity, and votes on related proposals
●	Strategy of the incumbents versus the dissidents
●	Independence of directors
●	Experience and skills of director candidates
●	Governance profile of the company
●	Evidence of management entrenchment

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

●	Proposed and current fee schedules
●	Fund category/investment objective
●	Performance benchmarks
●	Share price performance as compared with peers
●	Resulting fees relative to peers
●	Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

●	Stated specific financing purpose
●	Possible dilution for common shares
●	Whether the shares can be used for antitakeover purposes

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

●	Potential competitiveness
●	Regulatory developments
●	Current and potential returns

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Proxy Policy	Policy H-12

●	Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

●	The fund’s target investments
●	The reasons given by the fund for the change
●	The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

●	Political/economic changes in the target market
●	Consolidation in the target market
●	Current asset composition

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

●	Potential competitiveness
●	Current and potential returns
●	Risk of concentration
●	Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

●	Strategies employed to salvage the company
●	The fund’s past performance
●	The terms of the liquidation

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

●	The degree of change implied by the proposal
●	The efficiencies that could result
●	The state of incorporation
●	Regulatory standards and implications

Vote AGAINST any of the following changes:

●	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
●	Removal of shareholder approval requirement for amendments to the new declaration of trust
●	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

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Proxy Policy	Policy H-12

●	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares
●	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
●	Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

●	Regulations of both states
●	Required fundamental policies of both states
●	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

●	Fees charged to comparably sized funds with similar objectives
●	The proposed distributor’s reputation and past performance
●	The competitiveness of the fund in the industry
●	The terms of the agreement

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

●	Resulting fee structure
●	Performance of both funds
●	Continuity of management personnel
●	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

●	Performance of the fund’s Net Asset Value (NAV)
●	The fund’s history of shareholder relations
●	The performance of other funds under the advisor’s management

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Proxy Policy	Policy H-12

Closed End Funds - Unilateral Opt-In to Control Share Acquisition Statutes

For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Scope

This policy applies to Victory Capital Management Inc. The entity and its employees are responsible for complying with this policy. The Legal, Compliance and Risk Department owns this policy.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. board members. If needed, exceptions may also be presented to the Victory Capital Holdings Inc. board members.

Last Updated: February 1, 2020
Effective Date: March 1, 2021

53

A.	Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.

Special Rules for ERISA

Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.

Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.

1.	Role of the Independent Proxy Adviser

WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance

– the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.

WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.

2.	Role of the Portfolio Associate

The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:

a.	Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
b.	Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
c.	Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;
d.	Reports proxy voting record to Client, as requested.
3.	Role of the Proxy Admin

The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:

a.	Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/ProxyEdge;
b.	Executes votes based on the recommendation of the Proxy Adviser or ISG;
c.	Ensures all votes are cast in a timely manner.
4.	Role of the ISG and Analysts

With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:

a.	Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;

b.	Reviews the ballot voting recommendations of the Proxy Adviser;
c.	Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.

If the ISG:

a.	Agrees with the voting recommendation of the Proxy Adviser, no further action is required;
b.	Disagrees with the voting recommendation of the Proxy Adviser, they will:
1)	Deal with conflicts of interest, as described below;
2)	Provide updated voting instructions to the Proxy Admin;
3)	Document the rationale for the decision, which is provided to Compliance.
5.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;
b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

6.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.	The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.
1)	Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
2)	Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.
b.	If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:
1)	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
2)	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3)	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
1)	Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
2)	Use the Proxy Adviser’ Recommendation – Vote in accordance with the Proxy Adviser’ recommendation.
d.	For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.
7.	Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either

a.	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
b.	if practical, seek a waiver from the Client of the conflict; or
c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
8.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;

b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;
c.	a record of each proxy vote cast on behalf of its Clients;
d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

9.	Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

10.	Oversight of the Proxy Adviser

Prior to adopting the proxy guidelines and recommendations of a Proxy adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:

•	Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
•	Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
•	Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and

•	Identify, resolve and disclose actual and potential conflicts of interest associated with its recommendations;

Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’ schedule.

WELLINGTON MANAGEMENT	WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

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GLOBAL PROXY POLICY AND PROCEDURES

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

●	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
●	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
●	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment

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GLOBAL PROXY POLICY AND PROCEDURES

Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

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GLOBAL PROXY POLICY AND PROCEDURES

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

4

WESTCHESTER CAPITAL MANAGEMENT, LLC
THE MERGER FUND
THE MERGER FUND VL
WESTCHESTER CAPITAL FUNDS

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES (AS ADOPTED AUGUST 8, 2015)

I.	POLICY & DELEGATION OF AUTHORITY

Westchester Capital Management, LLC (“Adviser”) acts as discretionary investment adviser for the Trusts named above, including any series thereof (each, an “Advisor Sponsored Fund” and collectively, the “Adviser Sponsored Funds”) and may act as sub-investment adviser for one or more funds from time-to-time (each a “Sub-Advised Fund” and collectively with the Adviser Sponsored Funds, the “Funds”). The Boards of Trustees of each Adviser Sponsored Fund (the “Board”) has delegated its authority to vote proxies related to the Adviser Sponsored Funds’ portfolio holdings to the Adviser in accordance with these Proxy and Corporate Action Voting Policies and Procedures (the “Policy”), which have been adopted by the Board.  The Adviser has full authority to vote proxies and to act with respect to other shareholder or corporate actions on behalf of each Fund.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

The Adviser shall consider each proxy proposal separately from all others.  In that regard, the Adviser will seek to vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with this Policy.  When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund.  The Adviser manages Funds that pursue event-driven and/or merger-arbitrage strategies, which are generally designed to profit upon the completion of a merger, reorganization or other corporate event.  When the Adviser determines that a proposal affects its investment thesis or a Fund’s investment objectives or strategies, the Adviser will vote proxies in a manner consistent with its investment thesis and to seek to maximize the economic value of the investment for the Fund.

II.	PURPOSE

The purpose of this Policy is to memorialize the procedures and policies adopted (i) by the Funds to enable them to comply with rules promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), and their obligations under the various forms required to be filed and (ii) by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.	PROCEDURES

The Adviser’s Chief Compliance Officer or his designee is ultimately responsible for ensuring that all proxies received by the Adviser are voted in accordance with this Policy and in a manner consistent with the Adviser’s determination of each Fund’s best interests.  Although many proxy proposals can be voted in accordance with a Fund’s established Guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser make an exception to the Guidelines.

The Chief Compliance Officer or his designee is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.

A.	Conflicts of Interest[1]

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. The Adviser shall vote in accordance with the Guidelines; or

2.	Obtain Consent. The Adviser will disclose the conflict to each affected Fund’s Board of Directors/Trustees (or the Board’s delegate) or, in the case of a Sub-Advised Fund, the Fund’s investment adviser, and recommend a proposed vote on the proposal. The disclosure shall include information regarding the matter to be voted on, the nature of the Adviser’s conflict such that the recipient of the information would be able to make an informed decision regarding the vote, and the basis of the Adviser’s recommendation. If a Board (or its delegate) or the Sub-Advised Fund’s investment adviser, as applicable, does not respond to such a conflict-disclosure request with a timely instruction, the Adviser may vote in accordance with the Adviser’s recommendation or, in its discretion, abstain from voting the securities held by that Fund’s account.

The Adviser’s Chief Compliance Officer or his designee will review proxy proposals for conflicts of interest as part of the overall vote review process.

B.	Resources

The Adviser may retain third-party services to provide research, summary information and/or recommendations with respect to proposals on which the Adviser must vote on behalf of its Fund clients.  The Adviser may also retain third-party service providers to assist with the ministerial act of voting proxies and reporting the Adviser’s or a Fund’s proxy voting record.  The Adviser may reasonably rely on information or recommendations provided by such third parties.

1 Due to the nature of the Adviser’s business, its focus on a limited number of investment strategies, and its absence of affiliated entities engaged in other lines of business, it is not anticipated that material conflicts of interest will arise with any frequency.

C.	Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement, sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser may limit its role in voting proxies:

1.	Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party. This limitation does not apply to any Adviser-Sponsored Funds currently.

2.	Terminated Account: If the Adviser’s investment advisory relationship with a Fund is terminated, the Adviser will cease voting proxies on behalf of that Fund as soon as reasonably practicable.

3.	Limited Value or Effect: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not generally vote proxies received for securities which are no longer held by the Fund’s account.

4.	Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser will seek to call the loan in time to vote the securities or the Adviser will seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests. There can be no assurance the Adviser will be able to call any loan in a manner that will allow the Adviser to vote on the related proposal in a timely manner.

5.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. For example, the Adviser may determine not to vote proxies regarding a non-material proposal that are provided only in a foreign language if voting the proxy would require the Fund to incur significant translation costs.

D.	Proxies Issued by Underlying Investment Companies

To the extent a Fund invests in other investment companies that are not affiliated with the Fund in reliance on Section 12(d)(1)(E) or (F) of the 1940 Act (“Underlying Funds”), the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner.  It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted, or in accordance with instructions received from other shareholders of the Underlying Fund, pursuant to Section 12(d)(1)(E) or (F) of the 1940 Act.

E.	Periodic Reviews and Board Reports

1.	Annual Compliance Review: On an annual basis, the Adviser shall complete a review of the proxies voted during the prior year to determine if proxies were voted in a manner consistent with this Policy (the “Compliance Review”). The Compliance Review shall be completed by personnel of the Adviser that have no authority for voting decisions as part of the Adviser’s process for voting proxies. The Compliance Review may be conducted using a random sampling of proxies voted by the Adviser during the period. Any exceptions noted during the compliance review with respect to the Adviser-Sponsored Funds will be reported to the Board in the Annual Report (described below).

2.	Annual Review of Policy: Each year, the Adviser’s Chief Compliance Officer (or his designee) shall conduct a review of this Policy and shall report to the Board any recommended changes to the Policy that arise out of the review, including any recommended updates to the established Guidelines (see Section V. below, “Guidelines”). As part of the Annual Review, the Chief Compliance Officer (or his designee) shall consider industry developments regarding proxy voting through such methods as it determines appropriate, including, for example, publications from the International Corporate Governance Network’s Global Corporate Governance Principles and the Council of Institutional Investors’ Corporate Governance Policies regarding common shareholder proposals.

3.	Annual Board Report: The Adviser will provide an annual report to the Board regarding the results of the Annual Compliance Review and the Annual Review of Policy (each described above). The annual report will also include a summary of any known voting exceptions taken from the established Guidelines (see Section V. below, “Guidelines”). In addition, the annual report shall discuss any conflicts of interest identified between the Adviser and an Adviser-Sponsored Fund with respect to a particular proxy proposal and explain how the conflict was resolved (see Section III.A above, “Procedures – Conflicts of Interest”).

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.	PROXY VOTING GUIDELINES

The following proxy voting guidelines (the “Guidelines”) apply to each proposal on which the Adviser is authorized to act unless the Adviser determines that a different voting result is in the best interest of the Fund holding the securities to which the proposal relates.

These Guidelines are not intended to address every potential proposal that an Adviser may need to consider and are not in every instance intended to be construed as rigid voting rules.  In respect of proposals that the Adviser determines are reasonably likely to have a material economic effect on a Fund’s investment and that are not addressed below, the Adviser will generally vote in accordance with management’s recommendations.

The following Guidelines are grouped according to broad classifications for each type of proposal.

A.	Board of Directors

1.	The Adviser will generally vote in favor of incumbent and board-nominated directors, unless any such director appears to have demonstrably failed to exercise reasonable business judgment or care or the Adviser determines that the director has failed to take action that is in the best interest of the issuer for which he or she serves as a Director.

2.	The Adviser will generally vote in favor of charter or bylaw amendments or other proposals that seek to expand the indemnification available to directors or otherwise limit their liability, but the Adviser may oppose such proposals if they would provide indemnity or limit liability for breaches of the duty of loyalty or care, intentional misconduct, or interested-director transactions.

3.	The Adviser will generally vote in favor of proposals that call for directors to be elected by an affirmative majority of votes cast. The Adviser may vote against a proposal that requires majority voting in contested elections.

4.	The Adviser will generally vote against the imposition of supermajority voting requirements and will vote for proposals seeking the removal of supermajority voting requirements.

5.	The Adviser will generally oppose proposals that seek to establish cumulative voting rights for shareholders.

6.	The Adviser will generally vote against shareholder proposals to impose age or term limits or to establish a mandatory retirement age for directors on a board or committee, to change the size of a board or committee, or to limit the pool of directors that can be chosen for a board or committee.

7.	The Adviser will generally vote for the declassification of an existing “classified board” (i.e., one on which directors are divided into classes, each of which is elected on a staggered schedule). Similarly, the Adviser will generally vote against any proposal to implement a classified board.

8.	In contested director elections, the Adviser will vote proxies on a case-by-case basis evaluating factors including, but not limited to, qualifications of the nominees, reasons a dissident shareholder is pursuing a contested election, the nature of the dissident shareholder’s concerns, and whether a change in the board would be likely to address the dissident shareholder’s concerns.

9.	The Adviser will vote proxy access proposals (those that seek to provide shareholders with greater access to the ability to nominate directors) on a case-by-case basis with consideration given to, among other things, the economic and long-term interests of the Funds which holds the securities to which proposal relates.

B.	Auditors and Audit-Related Issues

1.	The Adviser will typically vote in favor of the approval or ratification of a company’s auditors, except it may withhold its vote in cases where management is seeking to replace the current auditors and there has been a dispute over audit policies or practices or disagreement regarding the company’s recent financial statements.

C.	Proposals Regarding Changes to a Company’s Capital Structure

1.	The Adviser will typically oppose proposals to issue “blank check” preferred stock (preferred stock with unspecified voting, conversion and/or other features), except in cases where the company has publicly stated that the blank check preferred shares will not be used for anti-takeover purposes or has identifiable legitimate financing objectives for the issuance of such blank check preferred shares.

2.	The Adviser will generally vote against proposals that seek to establish a class of common stock with separate or superior voting rights to existing common stock.

3.	The Adviser will generally vote against proposals that would allow for the use of a poison pill and vote for proposals that would eliminate a company’s ability to use a poison pill or restrict the conditions under which a poison pill may be used (e.g., by requiring shareholder approval).

4.	The Adviser will evaluate proposals to eliminate dual-class voting structures on a case-by-case basis and shall consider the costs associated with a restructuring of the current voting structure and the expected benefits to shareholders.

5.	The Adviser will oppose proposals requesting increases in authorized common or preferred stock where management provides no acceptable explanation for the expected use of or need for these additional shares or in cases where the Adviser determines that the additional stock is intended to be used to establish an anti-takeover mechanism for the company.

6.	The Adviser will generally vote in favor of stock splits or reverse stock splits if the proposal would not substantively impact the economic value or voting rights of the stock that would be impacted by the split.

D.	Compensation of Directors and Employees

1.	The Adviser will generally vote in favor of stock incentive plans submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, unless the Adviser determines that the performance criteria is inappropriate or poorly defined under the plan or that the maximum incentive payments are not excessive.

2.	The Adviser will generally vote in favor of employee stock purchase plans that permit an issuer’s employees to purchase stock of the issuer at a discount to market value.

3.	The Adviser will consider proposals regarding severance agreements that provide for compensation to management (golden parachutes) on a case-by-case basis taking into account the following considerations:

a.	The Adviser will generally vote in favor of proposals requesting that implementation of such arrangements be subject to shareholder approval;

b.	The Adviser will generally vote in favor of proposals requiring shareholder approval of plans in which the severance payment would exceed 300% of the executive’s current salary and bonus (including equity compensation); and

c.	For proposals regarding approval of proposed severance plans, the Adviser will evaluate such proposals on a case-by-case basis taking into consideration whether it considers the proposed plan to be in the best interests of shareholders, whether the compensation payable thereunder is comparable to similar plans of peer companies, whether such compensation is excessive, whether compensation is payable irrespective of the recipient’s continued employment with the employer, and whether such plan may have the effect of rewarding management that has failed to effectively manage the company.

4.	The Adviser will generally vote in favor of claw back proposals (those designed to seek recoupment of bonuses paid to company executives) regarding fraudulent or deceptive business practices.

E.	Political, Environmental or Social Issues

1.	Proposals in this category typically request that the issuer disclose or amend certain business practices. The Adviser generally believes that these are “ordinary business matters” that are primarily the responsibility of the issuer’s management and should be evaluated and approved primarily by the issuer’s board of directors. Often, these proposals may address concerns with which the Adviser’s personnel philosophically agree, but absent a compelling economic effect on shareholder value, the Adviser will typically abstain from voting on these proposals. This reflects the belief that regardless of the Adviser’s (or its employees’) perspective on an issue, these decisions should be the province of the issuer’s management unless they have a significant, tangible effect on the value of an investment in the issuer and management has not been responsive to the matter.

F.	Proposals Regarding Voting Procedures & Miscellaneous

1.	The Adviser will generally vote for proposals that seek to establish or enhance the confidentiality of the shareholder voting process.

2.	The Adviser will generally vote in favor of proposals seeking to eliminate preemptive rights for shareholders. Although the Adviser generally supports elimination of preemptive rights, it may oppose the elimination of limited preemptive rights (for example, preemptive rights that are invoked on proposed secondary issuances in situations where the secondary issuance would result in more than an acceptable level of dilution of existing shareholder’s rights).

3.	The Adviser will generally vote for proposals seeking to provide shareholders with the right to call a special meeting.

4.	The Adviser will generally vote against proposals that seek to establish “fair price” provisions in the event of a corporate takeover.

5.	The Adviser will generally vote against proposals that seek to permit “greenmail” (proposals that would allow a company to repurchase shares at a premium from a large shareholder who is seeking to take over a company through a proxy contest or other means).

6.	The Adviser will generally vote for proposals that seek to establish the date and location of a company’s annual meeting.

 PROXY VOTING

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.
b.	Impacted accounts are checked to confirm Western Asset voting authority.
c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

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Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s proxy voting policies and procedures.
b.	Copies of proxy statements received with respect to securities in client accounts.
c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five years with the first two years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the firm’s Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

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3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.

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2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

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7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

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1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of

U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk- adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices

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Dated: June 30, 2021

and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by- case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

8

Dated: June 30, 2021

August 8, 2020
William Blair Investment Management, LLC Proxy Voting Policy Statement and Procedures

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:

●	the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients
●	the adviser describes its proxy voting procedures to its clients and provides copies on request, and
●	the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (“WBIM”). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.

The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC-33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.

General Policy

WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them and shall not place WBIM’s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.

WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.

1 WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at: https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

2 | Proxy Voting Policy Statement and Procedures

WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM’s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
●	A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors
●	WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares
●	The Company is a client of WBIM

In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

●	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines
●	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator

3 | Proxy Voting Policy Statement and Procedures

Oversight of Proxy Administrator

WBIM believes that contracting with the Proxy Administrator to provide services including:

●	Providing research and analysis regarding the matters subject to a vote

●	Promulgating general voting guidelines

●	Making voting recommendations on specific matters subject to vote can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.

The Proxy Administrator assists WBIM with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:

●	populate WBIM’s votes shown on the Proxy Administrator’s electronic voting platform with the Proxy Administrator’s recommendations based on WBIM’s voting instructions to the firm (“pre-population”), and

●	automatically submit WBIM’s votes to be counted (“automated voting”).

WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

●	On at least an annual basis, the Proxy Committee will assess:
○	Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator’s staffing, personnel and technology
○	Assess whether the Proxy Administrator has adequate policies and procedures to:
▪	Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes
▪	If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,
●	The issuer’s size
●	Its governance structure
●	Its industry and any particular practices unique to that industry

4 | Proxy Voting Policy Statement and Procedures

●	Its history
●	Its financial performance
▪	Identify and address conflicts of interest relating to its voting recommendations, including:
●	Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally
●	Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally
●	Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally
▪	Are the Proxy Administrator’s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation
▪	Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties
▪	Provide adequate disclosure of the Proxy Administrator’s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator
●	WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM’s voting determinations are consistent with its voting policies and procedures and in its clients’ best interest.
●	WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:
○	A sample of “pre-populated” votes
○	A sample of “automated votes”
○	Consideration of additional information that becomes available regarding a particular proposal after or around the same time that WBIM’s votes have been pre-populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent’s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM’s voting determination
○	Matters where WBIM’s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial

5 | Proxy Voting Policy Statement and Procedures

●	WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator’s research or recommendations that the investment adviser utilized.
●	WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee
●	WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:
○	The Proxy Administrator’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
○	The Proxy Administrator’s efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis
○	The Proxy Administrator’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions
○	The Proxy Administrator’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote
●	WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets and Share Blocking Policy

In some cases, proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

6 | Proxy Voting Policy Statement and Procedures

In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

7 | Proxy Voting Policy Statement and Procedures

JNL SERIES TRUST

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (series) of the Registrant.

Item 28. Exhibits

(a)			Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 25, 2017.[33]

(b)			Amended and Restated By-Laws of Registrant, dated September 6, 2019.[37]

(c)			Not Applicable.

Jackson National Asset Management, LLC (“JNAM”)

(d)	(1)	(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[41]

		(ii)	Amendment, effective April 25, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[42]

		(iii)	Amendment, effective June 1, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021, attached hereto.

		(iv)	Amendment, effective November 15, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021, to be filed by amendment.

(d)	(2)	(i)	Amended and Restated Investment Advisory Agreement between JNAM and JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective September 13, 2021.[41]

(d)	(3)	(i)	Unitary Fee Agreement between Registrant and JNAM, effective April 26, 2021.[40]

AllianceBernstein L.P. (“AB”)

(d)	(4)	(i)	Investment Sub-Advisory Agreement between JNAM and AB, effective April 25, 2022.[42]

AQR Capital Management, LLC (“AQR”)

(d)	(5)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and AQR, effective September 1, 2022, attached hereto.

Baillie Gifford Overseas Limited (“Baillie”)

(d)	(6)	(i)	Investment Sub-Advisory Agreement between JNAM and Baillie, effective April 26, 2021.[40]

BAMCO, Inc. (“BAMCO”)

(d)	(7)	(i)	Investment Sub-Advisory Agreement between JNAM and BAMCO, effective April 25, 2022.[42]

BlackRock International Limited (“BIL”)

(d)	(8)	(i)	Investment Sub-Advisory Agreement between JNAM and BIL, effective September 25, 2017.[32]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and BIL, effective September 25, 2017.[37]

		(iii)	Sub-Advisory Agreement between JNAM and BIL, effective September 13, 2021.[41]

BlackRock Investment Management, LLC (“BlackRock”)

(d)	(9)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and BlackRock, effective September 1, 2022, attached hereto.

(d)	(10)	(i)	Amended and Restated Sub-Sub-Investment Advisory Agreement between BlackRock and BlackRock (Singapore) Limited, dated September 13, 2021.[41]

Boston Partners Global Investors, Inc. (“Boston Partners”)

(d)	(11)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Boston Partners, effective September 1, 2022, attached hereto.

(d)	(12)	(i)	Investment Sub-Advisory Agreement between JNAM and Boston Partners, with respect to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[34]

(ii)
Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, with respect to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[37]

		(iii)	Sub-Advisory Agreement between JNAM and Boston Partners, with respect to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective September 13, 2021.[41]

Causeway Capital Management LLC (“Causeway”)

(d)	(13)	(i)	Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[24]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[29]

		(iii)	Amendment, effective April 30, 2018, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[33]

		(iv)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[34]

		(v)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[37]

		(vi)	Sub-Advisory Agreement between JNAM and Causeway, effective September 13, 2021.[41]

Champlain Investment Partners, LLC (“Champlain”)

(d)	(14)	(i)	Investment Sub-Advisory Agreement between JNAM and Champlain, effective September 19, 2016.[28]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Champlain, effective September 19, 2016.[37]

		(iii)	Sub-Advisory Agreement between JNAM and Champlain, effective September 13, 2021.[41]

ClearBridge Investments, LLC (“ClearBridge”)

(d)	(15)	(i)	Investment Sub-Advisory Agreement between JNAM and ClearBridge, effective July 31, 2020.[39]

		(ii)	Sub-Advisory Agreement between JNAM and ClearBridge, effective September 13, 2021.[41]

Congress Asset Management Company, LLP (“Congress”)

(d)	(16)	(i)	Investment Sub-Advisory Agreement between JNAM and Congress, effective September 15, 2017.[32]

		(ii)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and Congress, effective September 15, 2017.[35]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Congress, effective September 15, 2017.[37]

		(iv)	Sub-Advisory Agreement between JNAM and Congress, effective September 13, 2021.[41]

Cooke & Bieler, L.P. (“Cooke”)

(d)	(17)	(i)	Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[24]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[29]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[37]

		(iv)	Amendment, effective September 1, 2020, to Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[39]

		(v)	Amendment, effective December 3, 2020, to Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[40]

		(vi)	Sub-Advisory Agreement between JNAM and Cooke, effective September 13, 2021.[41]

Dimensional Fund Advisors LP (“DFA”)

(d)	(18)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and DFA, effective September 1, 2022, attached hereto.

DoubleLine Capital LP (“DoubleLine”)

(d)	(19)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and DoubleLine, effective September 1, 2022, attached hereto.

FIAM LLC (“Fidelity”)

(d)	(20)	(i)	Investment Sub-Advisory Agreement between JNAM and Fidelity, effective June 24, 2019.[37]

		(ii)	Amendment, effective September 3, 2021, to Investment Sub-Advisory Agreement between JNAM and Fidelity, effective June 24, 2019.[41]

		(iii)	Sub-Advisory Agreement between JNAM and Fidelity, effective September 13, 2021.[41]

		(iv)	Amendment, effective September 1, 2022, to Sub-Advisory Agreement between JNAM and Fidelity, effective September 13, 2021, attached hereto.

First Pacific Advisors, LP (“First Pacific”)

(d)	(21)	(i)	Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[22]

		(ii)	Amendment, effective April 25, 2016, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[26]

		(iii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[29]

		(iv)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[35]

		(v)	Amendment, effective October 1, 2018, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[35]

		(vi)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[37]

		(vii)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[38]

		(viii)	Amendment, effective September 1, 2020, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[39]

		(ix)	Sub-Advisory Agreement between JNAM and First Pacific, effective September 13, 2021.[41]

First Sentier Investors (Australia) IM LTD (formerly, Colonial First State Asset Management (Australia) Limited) (“First Sentier”)

(d)	(22)	(i)	Investment Sub-Advisory Agreement between JNAM and Colonial First State Asset Management (Australia) Limited, effective August 2, 2019.[37]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Colonial First State Asset Management (Australia) Limited, effective August 2, 2019.[37]

(iii)
Amendment, effective October 21, 2019, to Investment Sub-Advisory Agreement between JNAM and Colonial First State Asset Management (Australia) Limited, effective August 2, 2019.[37] (This amendment is to update the company name to First Sentier Investors (Australia) IM LTD.)

		(iv)	Amendment, effective April 26, 2021, to Investment Sub-Advisory Agreement between JNAM and First Sentier, effective August 2, 2019.[40]

		(v)	Sub-Advisory Agreement between JNAM and First Sentier, effective September 13, 2021.[41]

Franklin Advisers, Inc. (“Franklin Advisers”)

(d)	(23)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Franklin Advisers, effective September 1, 2022, attached hereto.

Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)

(d)	(24)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Goldman Sachs, effective September 1, 2022, attached hereto.

		(ii)	Amendment, effective November 14, 2022, to Amended and Restated Sub-Advisory Agreement between JNAM and Goldman Sachs, effective September 1, 2022, to be filed by amendment.

GQG Partners LLC (“GQG”)

(d)	(25)	(i)	Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[32]

		(ii)	Amendment, effective December 12, 2019, to Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[36]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[37]

		(iv)	Amendment, effective September 3, 2021, to Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[41]

		(v)	Sub-Advisory Agreement between JNAM and GQG, effective September 13, 2021.[41]

		(vi)	Amendment, effective November 15, 2022, to Sub-Advisory Agreement between JNAM and GQG, effective September 13, 2021, to be filed by amendment.

Granahan Investment Management, Inc. (“Granahan”)

(d)	(26)	(i)	Investment Sub-Advisory Agreement between JNAM and Granahan, effective September 28, 2015.[24]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Granahan, effective September 28, 2015.[37]

		(iii)	Sub-Advisory Agreement between JNAM and Granahan, effective September 13, 2021.[41]

Harris Associates L.P. (“Harris”)

(d)	(27)	(i)	Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[22]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[29]

		(iii)	Amendment, effective July 1, 2017, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[32]

		(iv)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[35]

		(v)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[37]

		(vi)	Sub-Advisory Agreement between JNAM and Harris, effective September 13, 2021.[41]

Heitman Real Estate Securities LLC (“Heitman”)

(d)	(28)	(i)	Investment Sub-Advisory Agreement between JNAM and Heitman, effective August 13, 2018.[34]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Heitman, effective August 13, 2018.[37]

		(iii)	Sub-Advisory Agreement between JNAM and Heitman, effective September 13, 2021.[41]

Invesco Advisers, Inc. (“Invesco”)

(d)	(29)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Invesco, effective September 1, 2022, attached hereto.

J.P. Morgan Investment Management Inc. (“JPMorgan”)

(d)	(30)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and JPMorgan, effective September 1, 2022, attached hereto.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)

(d)	(31)	(i)	Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[33]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[37]

		(iii)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[38]

		(iv)	Amendment, effective April 26, 2021, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[40]

		(v)	Amendment, effective September 1, 2021, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[41]

		(vi)	Sub-Advisory Agreement between JNAM and Kayne, effective September 13, 2021.[41]

		(vii)	Amendment, effective April 25, 2022, to Sub-Advisory Agreement between JNAM and Kayne, effective September 13, 2021.[42]

Lazard Asset Management LLC (“Lazard”)

(d)	(32)	(i)	Second Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective September 2, 2021.[41]

		(ii)	Sub-Advisory Agreement between JNAM and Lazard, effective September 13, 2021.[41]

		(iii)	Amendment, effective September 1, 2022, to Sub-Advisory Agreement between JNAM and Lazard, effective September 13, 2021, attached hereto.

Loomis, Sayles & Company, L.P. (“Loomis”)

(d)	(33)	(i)	Investment Sub-Advisory Agreement between JNAM and Loomis, effective April 30, 2018.[33]

		(ii)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and Loomis, effective April 30, 2018.[34]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Loomis, effective April 30, 2018.[37]

		(iv)	Sub-Advisory Agreement between JNAM and Loomis, effective September 13, 2021.[41]

Lord, Abbett & Co. LLC (“Lord Abbett”)

(d)	(34)	(i)	Investment Sub-Advisory Agreement between JNAM and Lord Abbett, effective April 27, 2020.[38]

		(ii)	Sub-Advisory Agreement between JNAM and Lord Abbett, effective September 13, 2021.[41]

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)

(d)	(35)	(i)	Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[30]

		(ii)	Amendment, effective April 30, 2018, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[33]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[37]

		(iv)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[38]

		(v)	Amendment, effective September 3, 2021, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[41]

		(vi)	Sub-Advisory Agreement between JNAM and MFS, effective September 13, 2021.[41]

Mellon Investments Corporation (“Mellon”)

(d)	(36)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective September 2, 2021.[41]

		(ii)	Amendment, effective September 3, 2021, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective September 2, 2021.[41]

		(iii)	Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[41]

		(iv)	Amendment, effective April 25, 2022, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[42]

		(v)	Amendment, effective November 14, 2022, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021, to be filed by amendment.

Neuberger Berman Investment Advisers LLC (“NBIA”)

(d)	(37)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and NBIA, effective September 1, 2022, attached hereto.

Newton Investment Management North America, LLC (“Newton”)

(d)	(38)	(i)	Investment Sub-Advisory Agreement between JNAM and Newton, effective September 1, 2021.[41]

		(ii)	Amendment, effective September 3, 2021, to Investment Sub-Advisory Agreement between JNAM and Newton, effective September 1, 2021.[41]

		(iii)	Sub-Advisory Agreement between JNAM and Newton, effective September 13, 2021.[41]

		(iv)	Amendment, effective April 25, 2022, to Sub-Advisory Agreement between JNAM and Newton, effective September 13, 2021.[42]

Nuance Investments, LLC (“Nuance”)

(d)	(39)	(i)	Investment Sub-Advisory Agreement between JNAM and Nuance, effective April 27, 2020.[38]

		(ii)	Sub-Advisory Agreement between JNAM and Nuance, effective September 13, 2021.[41]

Pacific Investment Management Company LLC (“PIMCO”)

(d)	(40)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and PIMCO, effective September 1, 2022, attached hereto.

PPM America, Inc. (“PPM”)

(d)	(41)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and PPM, effective September 1, 2022, attached hereto.

Reinhart Partners, Inc. (“Reinhart”)

(d)	(42)	(i)	Investment Sub-Advisory Agreement between JNAM and Reinhart, effective October 14, 2019.[37]

		(ii)	Sub-Advisory Agreement between JNAM and Reinhart, effective September 13, 2021.[41]

River Road Asset Management, LLC (“River Road”)

(d)	(43)	(i)	Investment Sub-Advisory Agreement between JNAM and River Road, effective April 26, 2021.[40]

Segall Bryant & Hamill, LLC (“Segall”)

(d)	(44)	(i)	Investment Sub-Advisory Agreement between JNAM and Segall, effective April 25, 2022.[42]

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

(d)	(45)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and T. Rowe Price, effective September 1, 2022, attached hereto.

(d)	(46)	(i)
Amended and Restated Investment SubAdvisory Agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited (“TRP Hong Kong”) (sub-sub-investment adviser for the JNL Multi-Manager Emerging Markets Equity Fund and the JNL/T. Rowe Price Short-Term Bond Fund), effective September 1, 2022, attached hereto.

(d)	(47)	(i)
Investment SubAdvisory Agreement between T. Rowe Price and T. Rowe Price International Ltd (“TRP International”) (sub-sub-investment adviser for the JNL/T. Rowe Price Short-Term Bond Fund), effective September 1, 2022, attached hereto.

(d)	(48)	(i)
Investment Sub-Advisory Agreement between T. Rowe Price and T. Rowe Price Investment Management, Inc. (“TRP IM Inc.”) (sub-sub-investment adviser for the JNL/T. Rowe Price Capital Appreciation Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price U.S. High Yield Fund), effective March 7, 2022.[42]

Victory Capital Management Inc. (“Victory”)

(d)	(49)	(i)	Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[28]

		(ii)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[28]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[37]

		(iv)	Amendment, effective October 1, 2020, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[39]

		(v)	Amendment, effective September 1, 2021, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[41]

		(vi)	Sub-Advisory Agreement between JNAM and Victory, effective September 13, 2021.[41]

WCM Investment Management, LLC (“WCM”)

(d)	(50)	(i)	Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[34]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[37]

		(iii)	Amendment, effective October 14, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[37]

		(iv)	Amendment, effective December 5, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[38]

		(v)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[38]

		(vi)	Sub-Advisory Agreement between JNAM and WCM, effective September 13, 2021.[41]

		(vii)	Amendment, effective April 25, 2022, to Sub-Advisory Agreement between JNAM and WCM, effective September 13, 2021.[42]

		(viii)	Amendment, effective November 15, 2022, to Sub-Advisory Agreement between JNAM and WCM, effective September 13, 2021, to be filed by amendment.

Wellington Management Company LLP (“Wellington”)

(d)	(51)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[20]

		(v)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[21]

		(vi)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[24]

		(vii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[29]

		(viii)	Amendment, effective April 24, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[30]

		(ix)	Amendment, effective January 1, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[33]

		(x)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[37]

		(xi)	Amendment, effective October 14, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[37]

		(xii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[38]

		(xiii)	Amendment, effective April 26, 2021, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[40]

		(xiv)	Amendment, effective September 3, 2021, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[41]

		(xv)	Sub-Advisory Agreement between JNAM and Wellington, effective September 13, 2021.[41]

		(xvi)	Amendment, effective May 1, 2022, to Sub-Advisory Agreement between JNAM and Wellington, effective September 13, 2021, attached hereto.

		(xvii)	Amended and Restated Sub-Advisory Agreement between JNAM and Wellington, effective September 1, 2022, attached hereto.

Westchester Capital Management, LLC (“Westchester”)

(d)	(52)	(i)	Investment Sub-Advisory Agreement between JNAM and Westchester, effective October 1, 2021.[41]

		(ii)	Amendment, effective December 1, 2021, to Investment Sub-Advisory Agreement between JNAM and Westchester, effective October 1, 2021.[42]

Western Asset Management Company, LLC (“Western”)

(d)	(53)	(i)	Investment Sub-Advisory Agreement between JNAM and Western, effective July 31, 2020.[39]

		(ii)	Sub-Advisory Agreement between JNAM and Western, effective September 13, 2021.[41]

		(iii)	Amendment, effective April 25, 2022, to Sub-Advisory Agreement between JNAM and Western, effective September 13, 2021.[42]

(d)	(54)	(i)	Investment Sub Sub-Advisory Agreement between Western and Western Asset Management Company Limited (sub-sub-investment adviser), effective April 25, 2022.[42]

(d)	(55)	(i)	Investment Sub Sub-Advisory Agreement between Western and Western Asset Management Company Pte. Ltd. (sub-sub-investment adviser), effective April 25, 2022.[42]

(ii)
Amendment, effective June 2, 2022, to Investment Sub Sub-Advisory Agreement between Western and Western Asset Management Company Pte. Ltd. (sub-sub-investment adviser), effective April 25, 2022, attached hereto.

William Blair Investment Management, LLC (“WB”)

(d)	(56)	(i)	Investment Sub-Advisory Agreement between JNAM and WB, effective April 25, 2022.[42]

(e)	(1)	(i)	Third Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC (“JNLD”), effective September 13, 2021.[41]

		(ii)	Amendment, effective April 25, 2022, to Third Amended and Restated Distribution Agreement between Registrant and JNLD, effective September 13, 2021.[42]

		(iii)	Amendment, effective November 15, 2022, to Third Amended and Restated Distribution Agreement between Registrant and JNLD, effective September 13, 2021, to be filed by amendment.

(f)			Not Applicable.

(g)	(1)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), dated August 12, 2009.[3]

		(ii)	International Proxy Voting Addendum, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iii)	Mutual Fund Rider, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iv)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(v)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vi)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(vii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(viii)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(ix)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(x)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(xi)	Amendment, effective April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiii)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[16]

		(xv)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[18]

		(xvi)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xvii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xviii)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xix)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xx)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxi)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxii)	Amendment, effective April 25, 2016, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[26]

		(xxiii)	Amendment, effective April 24, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[30]

		(xxiv)	Amendment, effective September 25, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[32]

		(xxv)	Amendment, effective June 29, 2018, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[34]

		(xxvi)	Amendment, effective August 13, 2018, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[34]

		(xxvii)	Amendment, effective March 1, 2019, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[36]

		(xxviii)	Amendment, effective June 24, 2019, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[37]

		(xxix)	Amendment, effective January 1, 2020, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[38]

		(xxx)	Amendment, effective April 27, 2020, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[38]

		(xxxi)	Amendment, effective April 26, 2021, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[40]

		(xxxii)	Amendment, effective April 25, 2022, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[42]

(g)	(2)	(i)	Custody Agreement between Registrant and State Street Bank and Trust Company (“State Street”), dated December 30, 2010.[7]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[20]

(iii)
Revised Amendment, effective April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, “RICs and Cayman Entities”) as parties.[24]

		(iv)	Amendment, effective September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[24]

		(v)	Amendment, effective April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[26]

		(vi)	Amendment, effective September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[28]

		(vii)	Amendment, effective April 24, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[30]

		(viii)	Amendment, effective September 25, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[32]

		(ix)	Amendment, effective March 9, 2018, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, to add PPM Funds as a party.[33]

		(x)	Amendment, effective June 29, 2018, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[34]

(xi)
Amendment, effective August 13, 2018, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[34] (This amendment adds JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. and JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Ltd., additional “Cayman Entities,” as parties.)

(xii)
Amendment, effective April 29, 2019, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[36] (This amendment removes JNL/AB Dynamic Asset Allocation Fund Ltd. as a party.)

		(xiii)	Amendment, effective June 24, 2019, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[37]

(xiv)
Amendment, effective April 27, 2020, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[38] (This amendment removes JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Ltd., JNL/Neuberger Berman Commodity Strategy Fund Ltd, and certain registered investment companies, as parties.)

(xv)
Amendment, effective November 10, 2020, to Custody Agreement between Registrant, State Street, JNL Investors Series Trust, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and PPM Funds, dated December 30, 2010.[39]

(xvi)
Amendment, effective December 3, 2020, to Custody Agreement between Registrant, State Street, JNL Investors Series Trust, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and PPM Funds, dated December 30, 2010.[40]

(xvii)
Amendment, effective April 26, 2021, to Custody Agreement between Registrant, State Street, JNL Investors Series Trust, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and PPM Funds, dated December 30, 2010.[40]

(xviii)
Amendment, effective April 25, 2022, to Custody Agreement between Registrant, State Street, JNL Investors Series Trust, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and PPM Funds, dated December 30, 2010.[42]

(xix)
Amendment, effective November 15, 2022, to Custody Agreement between Registrant, State Street, JNL Investors Series Trust, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and PPM Funds, dated December 30, 2010, to be filed by amendment.

(h)	(1)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[41]

		(ii)	Amendment, effective April 25, 2022, to Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[42]

		(iii)	Amendment, effective November 15, 2022, to Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021, to be filed by amendment.

(h)	(2)	(i)	Administration Agreement between JNAM and JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective September 13, 2021.[41]

(h)	(3)	(i)	Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[32]

		(ii)	Amendment, effective April 30, 2018, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[33]

		(iii)	Amendment, effective August 13, 2018, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[34]

		(iv)	Amendment, effective June 24, 2019, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[37]

		(v)	Amendment, effective October 14, 2019, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[37]

		(vi)	Amendment, effective April 27, 2020, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[38]

		(vii)	Amendment, effective April 26, 2021, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[40]

		(viii)	Amendment, effective April 25, 2022, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[42]

(h)	(4)	(i)	Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[15]

		(ii)	Amendment, effective June 29, 2018, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[34]

		(iii)	Amendment, effective April 27, 2020, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[38]

(h)	(5)	(i)	Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[26]

(ii)
Amendment, effective June 29, 2018, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[34]

(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[38]

(h)	(6)	(i)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[26]

(ii)
Amendment, effective June 29, 2018, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[34]

(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[38]

(h)	(7)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[22]

		(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[26]

		(iii)	Amendment, effective June 1, 2018, to Master Interfund Lending Agreement dated April 27, 2015.[34]

		(iv)	Amendment, effective April 27, 2020, to Master Interfund Lending Agreement dated April 27, 2015.[38]

(h)	(8)	(i)	Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[5]

		(ii)	Amendment, dated August 29, 2011, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[9]

		(iii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(v)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[28]

		(vi)	Amendment, effective April 24, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[30]

		(vii)	Amendment, effective September 25, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[32]

		(viii)	Amendment, effective April 30, 2018, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[33]

		(ix)	Amendment, effective August 13, 2018, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[34]

		(x)	Amendment, effective April 29, 2019, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[36]

		(xi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[38]

		(xii)	Amendment, effective April 26, 2021, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[40]

		(xiii)	Amendment, effective April 25, 2022, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[42]

(h)	(9)	(i)	Management Fee Waiver Agreement (for certain funds), effective April 30, 2012, between Registrant and JNAM.[11]

		(ii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[16]

		(iii)	Amendment, dated March 16, 2015, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[22]

		(iv)	Amendment, effective April 27, 2015, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[22]

		(v)	Amendment, effective October 1, 2015, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[24]

		(vi)	Amendment, effective April 25, 2016, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[26]

		(vii)	Amendment, effective September 19, 2016, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[28]

		(viii)	Amendment, effective April 24, 2017, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[30]

		(ix)	Amendment, effective July 1, 2017, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[32]

		(x)	Amendment, effective September 25, 2017, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[32]

		(xi)	Amendment, effective April 30, 2018, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[33]

		(xii)	Amendment, effective August 13, 2018, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[34]

		(xiii)	Amendment, effective April 29, 2019, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[36]

		(xiv)	Amendment, effective June 24, 2019, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[37]

		(xv)	Amendment, effective October 14, 2019, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[37]

		(xvi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[38]

		(xvii)	Amendment, effective April 26, 2021, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[40]

		(xviii)	Amendment, effective April 25, 2022, to Management Fee Waiver Agreement (for certain funds), dated April 30, 2012, between Registrant and JNAM.[42]

(h)	(10)	(i)	Management Fee Waiver Agreement (for funds sub-advised by T. Rowe Price Associates, Inc.), effective April 27, 2020, between Registrant and JNAM.[38]

(h)	(11)	(i)	Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[5]

(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[21]

(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[22]

(iv)
Third Amendment, dated April 24, 2017, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[30]

(v)
Fourth Amendment, dated August 13, 2018, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[34]

(vi)
Fifth Amendment, dated April 27, 2020, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[38]

(vii)
Sixth Amendment, dated April 26, 2021, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[40]

(h)	(12)	(i)
Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[5]

(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[21]

(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[22]

(iv)
Third Amendment, dated April 24, 2017, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[30]

(v)
Fourth Amendment, dated August 13, 2018, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[34]

(vi)
Fifth Amendment, dated April 27, 2020, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[38]

(vii)
Sixth Amendment, dated April 26, 2021, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[40]

(h)	(13)	(i)
Fund of Funds Investment Agreement by and among Registrant, on behalf of itself and each fund listed on Attachment A of the Agreement; JNAM; American Funds Insurance Series; Capital Research and Management Company; each fund listed on Attachment B of the Agreement; and American Funds Service Company, effective January 19, 2022.[42]

(h)	(14)	(i)
BlackRock Rule 12d1-4 Fund of Funds Investment Agreement between Registrant, on behalf of its applicable series listed on Schedule A of the Agreement, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust, on behalf of its applicable series listed on Schedule B of the Agreement, effective January 19, 2022.[42]

(h)	(15)	(i)
Rule 12d1-4 Fund of Funds Investment Agreement between Registrant, on behalf of itself and its separate series listed on Schedule A of the Agreement, and the Vanguard Funds listed on Schedule A of the Agreement, effective January 19, 2022.[42]

(h)	(16)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(ii)	Amendment, effective April 30, 2012, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[14]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM dated February 28, 2012.[16]

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[18]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[20]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[22]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[24]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[26]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[28]

		(xi)	Amendment, effective April 24, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[30]

		(xii)	Amendment, effective September 25, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[32]

		(xiii)	Amendment, effective August 13, 2018, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[34]

		(xiv)	Amendment, effective June 24, 2019, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[37]

		(xv)	Amendment, effective April 27, 2020, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[38]

		(xvi)	Amendment, effective April 26, 2021, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[40]

		(xvii)	Amendment, effective April 25, 2022, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[42]

		(xviii)	Amendment, effective November 15, 2022, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012, to be filed by amendment.

(h)	(17)		Expense Limitation Agreement by and between Registrant and JNAM, dated March 16, 2020.[38]

(i)	(1)		Opinion and Consent of Counsel, attached hereto.

(j)			Consent of Auditors, to be filed by amendment.

(k)			Not Applicable.

(l)			Not Applicable.

(m)	(1)	(i)	Amended and Restated Distribution Plan, effective July 1, 2017.[32]

		(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, effective July 1, 2017.[32]

		(iii)	Amendment, effective August 13, 2018, to Amended and Restated Distribution Plan, effective July 1, 2017.[34]

		(iv)	Amendment, effective June 24, 2019, to Amended and Restated Distribution Plan, effective July 1, 2017.[37]

		(v)	Amendment, effective April 27, 2020, to Amended and Restated Distribution Plan, effective July 1, 2017.[38]

		(vi)	Amendment, effective April 26, 2021, to Amended and Restated Distribution Plan, effective July 1, 2017.[40]

		(vii)	Amendment, effective April 25, 2022, to Amended and Restated Distribution Plan, effective July 1, 2017.[42]

		(viii)	Amendment, effective November 15, 2022, to Amended and Restated Distribution Plan, effective July 1, 2017, to be filed by amendment.

(n)	(1)	(i)	Multiple Class Plan, effective April 29, 2013.[14]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[16]

		(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[18]

		(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[20]

		(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[22]

		(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[24]

		(vii)	Amendment, effective April 25, 2016, to Multiple Class Plan, effective April 29, 2013.[26]

		(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013.[28]

		(ix)	Amendment, effective April 24, 2017, to Multiple Class Plan, effective April 29, 2013.[30]

		(x)	Amendment, effective September 25, 2017, to Multiple Class Plan, effective April 29, 2013.[32]

		(xi)	Amendment, effective August 13, 2018, to Multiple Class Plan, effective April 29, 2013.[34]

		(xii)	Amendment, effective June 24, 2019, to Multiple Class Plan, effective April 29, 2013.[37]

		(xiii)	Amendment, effective April 27, 2020, to Multiple Class Plan, effective April 29, 2013.[38]

		(xiv)	Amendment, effective April 26, 2021, to Multiple Class Plan, effective April 29, 2013.[40]

		(xv)	Amendment, effective April 25, 2022, to Multiple Class Plan, effective April 29, 2013.[42]

		(xvi)	Amendment, effective November 15, 2022, to Multiple Class Plan, effective April 29, 2013, to be filed by amendment.

(o)			Not Applicable

(p)	(1)	(i)	Jackson Financial Inc. Advisory Code of Ethics for Registrant, JNAM, JNLD, and PPM, dated April 1, 2022, attached hereto.

		(ii)	Sarbanes Oxley version of Code of Ethics for Registrant, dated June 5, 2015.[36]

(p)	(2)		Code of Business Conduct and Ethics for AB, dated January 2021.[41]

(p)	(3)		Code of Ethics for AQR, dated September 2021.[41]

(p)	(4)		Code of Ethics for Baillie, dated March 2022, attached hereto.

(p)	(5)		Code of Ethics for BAMCO, dated October 1, 2019.[41]

(p)	(6)		Code of Business Conduct and Ethics for BIL, BlackRock, and BlackRock (Singapore) Limited dated December 7, 2021, attached hereto.

(p)	(7)		Code of Ethics for Boston Partners, dated May 2021, attached hereto.

(p)	(8)		Code of Ethics for Causeway, dated June 30, 2021, attached hereto; and Insider Trading Policy for Causeway, June 30, 2021, attached hereto.

(p)	(9)		Code of Ethics for Champlain, dated January 2022, attached hereto.

(p)	(10)		Code of Ethics for ClearBridge, dated September 9, 2021, attached hereto.

(p)	(11)		Code of Ethics for Congress, dated March 31, 2022, attached hereto.

(p)	(12)		Code of Ethics for Cooke, dated January 1, 2021, attached hereto.

(p)	(13)		Global Code of Ethics and Standard of Conduct for DFA, dated July 1, 2021, attached hereto.

(p)	(14)		Code of Ethics for DoubleLine, dated February 15, 2022, attached hereto.

(p)	(15)		Code of Ethics for Personal Investing for Fidelity, effective February 22, 2022, attached hereto.

(p)	(16)		Code of Ethics for First Pacific, dated July 8, 2021, attached hereto.

(p)	(17)		Code of Ethics for First Sentier, dated January 2022, attached hereto.

(p)	(18)		Personal Investments and Insider Trading Policy, which serves as a Code of Ethics for Franklin Advisers, dated December 27, 2021, attached hereto.

(p)	(19)		Code of Ethics for Goldman Sachs, dated August 29, 2019.[39]

(p)	(20)		Code of Ethics for GQG, effective April 1, 2022, attached hereto.

(p)	(21)		Code of Ethics for Granahan, dated April 26, 2022, attached hereto.

(p)	(22)		Code of Ethics and Statement on Insider Trading for Harris, dated December 3, 2021.[42]

(p)	(23)		Code of Ethics for Heitman, dated April 15, 2022, attached hereto.

(p)	(24)		Code of Ethics and Personal Trading Policy for North America for Invesco, dated January 2022, attached hereto.

(p)	(25)		Code of Ethics for JPMorgan, dated July 2, 2021, attached hereto.

(p)	(26)		Code of Ethics for Virtus dated October 1, 2017, adopted by Kayne on October 1, 2017.[33]

(p)	(27)		Code of Ethics and Personal Investment Policy for Lazard, effective July 2020.[41]

(p)	(28)		Code of Ethics for Loomis, dated December 16, 2020[41]; and Insider Trading Policies and Procedures, dated January 2020.[39]

(p)	(29)		Personal Trading Policy for Lord Abbett, dated January 2021.[41]

(p)	(30)		Code of Ethics for MFS, dated October 15, 2021;[42] and Inside Information Policy for MFS, dated March 1, 2022, attached hereto.

(p)	(31)		Personal Securities Trading Policy for Mellon, effective March 31, 2021.[41]

(p)	(32)		Code of Ethics for NBIA, dated March 31, 2022.[42]

(p)	(33)		Personal Trading Policy and Code of Conduct for Newton, dated September 27, 2021, attached hereto.

(p)	(34)		Code of Ethics for Nuance, dated April 19, 2022, attached hereto.

(p)	(35)		Code of Ethics for PIMCO, dated November 22, 2021, attached hereto.

(p)	(36)		Code of Ethics and Personal Trading Policy for Reinhart, dated July 1, 2021, attached hereto.

(p)	(37)		Code of Ethics for River Road, dated March 2022, attached hereto; and Insider Trading Policy and Procedures for River Road, dated January 31, 2022, attached hereto.

(p)	(38)		Code of Ethics for Segall, dated October 1, 2018.[41]

(p)	(39)		Code of Ethics and Conduct for T. Rowe Price, TRP Hong Kong, TRP International, and TRP IM Inc., dated March 7, 2022, attached hereto.

(p)	(40)		Code of Ethics for Victory, dated January 1, 2022, attached hereto.

(p)	(41)		Code of Ethics for WCM, dated May 31, 2022, attached hereto.

(p)	(42)		Code of Ethics for Wellington, dated August 1, 2021, attached hereto.

(p)	(43)		Code of Ethics for Virtus dated October 1, 2017, adopted by Westchester on October 1, 2021.[42]

(p)	(44)		Code of Ethics (US) for Western, Western Asset Management Company Limited, and Western Asset Management Company Pte. Ltd., dated June 30, 2021, attached hereto.

(p)	(45)		Code of Ethics for WB, dated July 31, 2018.[41]

(p)	(46)
Code of Ethics for Capital Research and Management Company, the investment adviser to American Funds Insurance Series, dated July 2021.[41] (Certain feeder funds of the Registrant utilize American Funds Insurance Series master funds.)

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its registration statement on Form N-1A (033-87244; 811-8894) (“Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on June 26, 1996.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed with the SEC on September 18, 2006.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A filed with the SEC on September 23, 2009.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A filed with the SEC on December 18, 2009.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A filed with the SEC on April 30, 2010.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A filed with the SEC on October 8, 2010.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A filed with the SEC on January 3, 2011.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed with the SEC on April 29, 2011.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A filed with the SEC on August 26, 2011.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 99 to its Registration Statement on Form N-1A filed with the SEC on December 9, 2011.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A filed with the SEC on December 22, 2011.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2013.
[16]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[17]	Incorporated by reference to Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A filed with the SEC on December 20, 2013.
[18]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[19]	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 to its Registration Statement on Form N-1A filed with the SEC on June 5, 2014.
[20]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[21]	Incorporated by reference to Registrant's Post-Effective Amendment No. 127 to its Registration Statement on Form N-1A filed with the SEC on January 16, 2015.
[22]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[23]	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 to its Registration Statement on Form N-1A filed with the SEC on June 10, 2015.
[24]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[25]	Incorporated by reference to Registrant's Post-Effective Amendment No. 136 to its Registration Statement on Form N-1A filed with the SEC on December 14, 2015.
[26]	Incorporated by reference to Registrant's Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2016.
[27]	Incorporated by reference to Registrant's Post-Effective Amendment No. 141 to its Registration Statement on Form N-1A filed with the SEC on June 8, 2016.
[28]	Incorporated by reference to Registrant's Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A filed with the SEC on September 16, 2016.
[29]	Incorporated by reference to Registrant's Post-Effective Amendment No. 146 to its Registration Statement on Form N-1A filed with the SEC on December 16, 2016.
[30]	Incorporated by reference to Registrant's Post-Effective Amendment No. 149 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2017.
[31]	Incorporated by reference to Registrant's Post-Effective Amendment No. 152 to its Registration Statement on Form N-1A filed with the SEC on June 6, 2017.
[32]	Incorporated by reference to Registrant's Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A filed with the SEC on September 22, 2017.
[33]	Incorporated by reference to Registrant's Post-Effective Amendment No. 157 to its Registration Statement on Form N-1A filed with the SEC on April 27, 2018.
[34]	Incorporated by reference to Registrant's Post-Effective Amendment No. 161 to its Registration Statement on Form N-1A filed with the SEC on August 10, 2018.
[35]	Incorporated by reference to Registrant's Post-Effective Amendment No. 163 to its Registration Statement on Form N-1A filed with the SEC on December 17, 2018.
[36]	Incorporated by reference to Registrant's Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2019.
[37]	Incorporated by reference to Registrant's Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A filed with the SEC on December 16, 2019.
[38]	Incorporated by reference to Registrant's Post-Effective Amendment No. 171 to its Registration Statement on Form N-1A filed with the SEC on April 23, 2020.
[39]	Incorporated by reference to Registrant's Post-Effective Amendment No. 174 to its Registration Statement on Form N-1A filed with the SEC on December 11, 2020.
[40]	Incorporated by reference to Registrant's Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2021.
[41]	Incorporated by reference to Registrant's Post-Effective Amendment No. 179 to its Registration Statement on Form N-1A filed with the SEC on December 13, 2021.
[42]	Incorporated by reference to Registrant's Post-Effective Amendment No. 182 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2022.

Item 29. Persons controlled by or under Common Control with Registrant.

JNL Investors Series Trust
Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV
PPM Funds

Item 30. Indemnification.

Amended and Restated Declaration of Trust:  Article IV of the Registrant’s Amended and Restated Declaration of Trust, as amended, provides that each of its Trustees and Officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a “Covered Person”) shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article IV, Section 4.3 of the Registrant’s Amended and Restated Declaration of Trust, as amended, provides the following:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

		(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

		(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 4.3 of the Registrant’s Amended and Restated Declaration of Trust, a “Non-interested Trustee” is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Indemnification Arrangements: The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons’ activities as officers, trustees or employees of the Registrant.

Item 31. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of JNAM contained in the section entitled “Management of the Trust” of the Prospectus, and the biographical information pertaining to Messrs. Anyah, Bouchard, Gillespie, Rybak, Wehrle, Wood, Childs, Gorman, Harding, Koors, Lueck, O’Boyle, Nerud, and Tedeschi; and Mses. Carnahan, Engler, Woodworth, Bennett, Crosser, Leeman, Nelson, and Rhee contained in the section entitled “Trustees and Officers of the Trust” and the description of JNAM contained in the section entitled “Investment Adviser and Other Services” of the Statement of Additional Information.

Directors and Officers of JNAM:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Lisa Benkowski	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Business Systems (08/20/2016 to 02/26/2022); and Vice President, Technology Solutions Integration (02/26/2022 to present).

Emily Bennett	1 Corporate Way Lansing, Michigan 48951	Associate General Counsel (02/29/2016 to 08/30/2021); Deputy General Counsel (08/30/2021 to present); and Assistant Vice President, Legal (02/17/2018 to present).

Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Vice President, Operations (06/28/2014 to 02/26/2022); and Senior Vice President, Operations (02/26/2022 to present).

Garett J. Childs	1 Corporate Way Lansing, Michigan 48951
Assistant Vice President, Corporate Finance and Chief Risk Officer (08/11/2016 to 02/16/2019);
Controller (12/28/2013 to 02/19/2020);
Vice President, Finance and Risk (02/16/2019 to present); and
Chief Financial Officer (08/28/2021 to present).

Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (06/30/2016 to present).

Robert Dombrower	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to present).

Kevin Frank	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Fund Operations and Accounting Policy (09/11/2018 to 02/26/2022); and Vice President, Fund Operations and Accounting Policy (02/26/2022 to present).

Mark Godfrey	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to present).

Stephanie Goodrich	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Sub-Adviser Oversight (08/31/2019 to present).

Richard Gorman	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Compliance Officer (08/20/2018 to present).

William Harding	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Investment Officer (06/28/2014 to present).

Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/01/2015 to present).

Kelli Hill	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to present).

Sean Hynes	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Management (08/20/2016 to present).

Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (01/2009 to present); and Chief Operating Officer (04/11/2011 to present).

Jim McCartin	1 Corporate Way Lansing, Michigan 48951	Vice President (09/01/2018 to present).

P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to present); and Chairman (10/15/2015 to present).

Mia K. Nelson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Tax (02/18/2017 to present).

Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to present). President (01/01/2007 to present); and Chief Executive Officer (01/01/2010 to present).

Joseph B. O’Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance (09/10/2015 to present).

Mark Pliska	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (03/01/2021 to present).

Alison Reed	300 Innovation Drive Franklin, Tennessee 37067	Managing Board Member (06/30/2016 to present).

Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Secretary (11/2000 to present); Senior Vice President (01/01/2010 to present); and General Counsel (01/01/2010 to present).

Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (06/12/2014 to present).

Andrew Tedeschi	1 Corporate Way Lansing, Michigan 48951	Vice President, Financial Reporting (01/28/2019 to present).

Tiffany Williams	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (11/15/2021 to present).

Bryan Yates	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Operations (08/20/2016 to 02/26/2022); and Vice President, Investment Operations (02/26/2022 to present).

AllianceBernstein L.P.; AQR Capital Management, LLC; Baillie Gifford Overseas Limited; BAMCO, Inc.; BlackRock International Limited.; BlackRock Investment Management, LLC; BlackRock (Singapore) Limited; Boston Partners Global Investors, Inc.; Causeway Capital Management LLC; Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Congress Asset Management Company, LLP; Cooke & Bieler, L.P.; Dimensional Fund Advisors LP; DoubleLine Capital LP; FIAM LLC; First Pacific Advisors, LP; First Sentier Investors (Australia) IM LTD; Franklin Advisers, Inc.; Goldman Sachs Asset Management, L.P.; GQG Partners LLC; Granahan Investment Management, Inc.; Harris Associates L.P.; Heitman Real Estate Securities LLC; Invesco Advisers, Inc.; J.P. Morgan Investment Management Inc.; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Lord, Abbett & Co. LLC; Massachusetts Financial Services Company d/b/a MFS Investment Management; Mellon Investments Corporation; Neuberger Berman Investment Advisers LLC; Newton Investment Management North America, LLC; Nuance Investments, LLC; Pacific Investment Management Company LLC; PPM America, Inc.; Reinhart Partners, Inc.; River Road Asset Management, LLC; Segall Bryant & Hamill, LLC; T. Rowe Price Associates, Inc.; T. Rowe Price Hong Kong Limited; T. Rowe Price International Ltd; T. Rowe Price Investment Management, Inc.; Victory Capital Management Inc.; WCM Investment Management, LLC; Wellington Management Company LLP; Westchester Capital Management, LLC; Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Pte. Ltd.; and William Blair Investment Management, LLC, the sub-advisers, co-sub-advisers, and sub-sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and sub-sub-advisers and other required information:

SUB-ADVISERS, CO-SUB-ADVISERS, AND SUB-SUB-ADVISERS:	FILE NO.:

Alliance Bernstein L.P.	801-56720
AQR Capital Management, LLC	801-55543
Baillie Gifford Overseas Limited	801-21051
BAMCO, Inc.	801-29080
BlackRock International Limited	801-51087
BlackRock Investment Management, LLC	801-56972
BlackRock (Singapore) Limited	801-76926
Boston Partners Global Investors, Inc.	801-61786
Causeway Capital Management LLC	801-60343
Champlain Investment Partners, LLC	801-63424
ClearBridge Investments, LLC	801-64710
Congress Asset Management Company, LLP	801-23386
Cooke & Bieler, L.P.	801-60411
Dimensional Fund Advisors LP	801-16283
DoubleLine Capital LP	801-70942
FIAM LLC	801-63658
First Pacific Advisors, LP	801-67160
First Sentier Investors (Australia) IM LTD	801-73006
Franklin Advisers, Inc.	801-26292
Goldman Sachs Asset Management, L.P.	801-37591
GQG Partners LLC	801-107734
Granahan Investment Management, Inc.	801-23705
Harris Associates L.P.	801-50333
Heitman Real Estate Securities LLC	801-48252
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Kayne Anderson Rudnick Investment Management, LLC	801-24241
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Lord, Abbett & Co. LLC	801-6997
Massachusetts Financial Services Company d/b/a MFS Investment Management	801-17352
Mellon Investments Corporation	801-19785
Neuberger Berman Investment Advisers LLC	801-61757
Newton Investment Management North America, LLC	801-120501
Nuance Investments, LLC	801-69682
Pacific Investment Management Company LLC	801-48187
PPM America, Inc.	801-40783
Reinhart Partners, Inc.	801-40278
River Road Asset Management, LLC	801-64175
Segall Bryant & Hamill, LLC	801-47232
T. Rowe Price Associates, Inc.	801-856
T. Rowe Price Hong Kong Limited	801-72035
T. Rowe Price International Ltd	801-61894
T. Rowe Price Investment Management, Inc.	801-121434
Victory Capital Management Inc.	801-46878
WCM Investment Management, LLC	801-11916
Wellington Management Company LLP	801-15908
Westchester Capital Management, LLC	801-72002
Western Asset Management Company, LLC	801-8162
Western Asset Management Company Limited	801-21068
Western Asset Management Company Pte. Ltd.	801-67298
William Blair Investment Management, LLC	801-80640

Item 32. Principal Underwriters.

(a)
JNLD acts as general distributor for the Registrant. JNLD also acts as general distributor for the Jackson National Separate Account I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, JNL Investors Series Trust, and PPM Funds.

(b)	Directors and Officers of JNLD:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:	POSITIONS AND OFFICES WITH FUND

Scott Romine 300 Innovation Drive Franklin TN, 37067	President and Chief Executive Officer, Manager	N/A

Laura L. Prieskorn 1 Corporate Way Lansing, MI 48951	Chairman	N/A

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager	N/A

Bradley O. Harris 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Alison Reed 300 Innovation Drive Franklin TN, 37067	Chief Operating Officer	N/A

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel	N/A

Bill Burrow 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Heather Fitzgerald 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Ashley S. Golson 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Aileen Herndon 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Heidi Kaiser 300 Innovation Drive Franklin TN, 37067	Senior Vice President and Chief Compliance Officer	N/A

Matt Lemieux 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Kevin Luebbers 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Greg Masucci 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Myles Womack 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Tim Munsie 300 Innovation Drive Franklin TN, 37067	Head of IPA, Platform Distribution & Planning	N/A

Brian Sward 300 Innovation Drive Franklin TN, 37067	Head of Product Solutions	N/A

Ty Anderson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

J. Edward Branstetter, Jr. 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Robert Butler 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Lauren Caputo 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Michelle Carroll 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Court Chynces 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Bill Dixon 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Julie Hughes 1 Corporate Way Lansing, MI 48951	Vice President	N/A

Thomas Hurley 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kristine Lowry 300 Innovation Drive Franklin TN, 37067	Vice President, FinOp and Controller	N/A

Dana Rene Malesky Flegler 1 Corporate Way Lansing, MI 48951	Vice President	N/A

Brian Nicolarsen 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Joseph Patracuollo 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Joseph Cavanaugh Pierce 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kimberly Plyer 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Ryan Riggen 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

David Russell 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Tom Smith 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Daniel Starishevsky 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Michael Story 1 Corporate Way Lansing, MI 48951	Vice President	N/A

Jeremy Swartz 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Michelle Tidey 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kendall Wetzel 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Lisa Backens 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Chris Bogren 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Kyle Burke 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Chad Cassidy 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Amanda Geml 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Paul Hardy 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Yesenia Lankford 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Tom Laws 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Todd Maneval 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Heather Mayes 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Julie Muckleroy 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Kevin Nuttall 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Kim Pfenning 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

James Pryor 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Marland Richardson 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Sam Rosenbrock 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Noah Sanders 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Molly Stevens 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Jeffrey Toerne 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Darweshi Whitfield 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Sharon Wilson 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Phil Wright 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Misty Zuhlke 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Ryan Lupton 300 Innovation Drive Franklin TN, 37067	Deputy Chief Compliance Officer	N/A

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary	N/A

Tiffany Williams 1 Corporate Way Lansing, MI 48951	Assistant Secretary	N/A

Scott Schabel 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Compliance Officer	N/A

(c)	The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Registrant at 1 Corporate Way, Lansing, Michigan 48951, at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and at the following locations:

Office of the Administrator	1 Corporate Way, Lansing, Michigan 48951

Office of the Custodian: JPMorgan Chase Bank, N.A.	270 Park Avenue, New York, New York 10017

Office of the Custodian: State Street Bank and Trust Company	200 Newport Avenue, Josiah Quincy Building – Floor 5 North Quincy, Massachusetts 02171

AllianceBernstein L.P.	501 Commerce Street Nashville, Tennessee 37203

AQR Capital Management, LLC	Two Greenwich Plaza, Greenwich, Connecticut 06830

Baillie Gifford Overseas Limited	Calton Square 1 Greenside Row, Edinburgh, EH1 3AN

BAMCO, Inc.	767 5th Avenue, 49th Floor New York, New York 10153-0023

BlackRock International Limited	Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL

BlackRock Investment Management, LLC	55 East 52nd Street, New York, New York 10055

BlackRock (Singapore) Limited	Twenty Anson, 20 Anson Road #18-01 Singapore, 79912

Boston Partners Global Investors, Inc.	909 Third Avenue, 32nd Floor, New York, New York 10022

Causeway Capital Management LLC	11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025

Champlain Investment Partners, LLC	180 Battery Street, Suite 400, Burlington, Vermont 05401

ClearBridge Investments, LLC	620 8th Avenue, New York, New York 10018

Congress Asset Management Company, LLP	2 Seaport Lane, Boston, Massachusetts 02210-2001

Cooke & Bieler, L.P.	Two Commerce Square 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103

Dimensional Fund Advisors LP	6300 Bee Cave Road, Building One, Austin, Texas 78746

DoubleLine Capital LP	505 N. Brand Boulevard, Suite 860, Glendale, California 91203

FIAM LLC	900 Salem Street, Smithfield, Rhode Island 02917

First Pacific Advisors, LP	11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

First Sentier Investors (Australia) IM LTD	Level 5, Tower 3, International Towers 300 Barangaroo Avenue, Barangaroo, NSW 2000 Australia

Franklin Advisers, Inc.	One Franklin Parkway, San Mateo, California 94403

Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York, 10282

GQG Partners, LLC	350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, Florida 33301

Granahan Investment Management, Inc.	404 Wyman Street, Suite 460, Waltham, Massachusetts 02451

Harris Associates L.P.	111 South Wacker Drive, Suite 4699, Chicago, Illinois 60606

Heitman Real Estate Securities LLC	191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606-1615

Invesco Advisers, Inc.	1555 Peachtree, N.E., Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.	270 Park Avenue, New York, New York 10017

Kayne Anderson Rudnick Investment Management, LLC	2000 Avenue of the Stars, Los Angeles, California 90067

Lazard Asset Management LLC	30 Rockefeller Plaza, New York, New York 10112

Loomis, Sayles & Company, L.P.	One Financial Center, Boston, Massachusetts 02111-2621

Lord, Abbett & Co. LLC	90 Hudson Street, Jersey City, NJ 07302-3973

Massachusetts Financial Services Company d/b/a MFS Investment Management	111 Huntington Avenue, Boston, Massachusetts 02199-7618

Mellon Investments Corporation	201 Washington Street, Boston, Massachusetts 02108

Neuberger Berman Investment Advisers LLC	190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603

Newton Investment Management North America, LLC	201 Washington Street, Boston, Massachusetts 02108

Nuance Investments, LLC	4900 Main Street, Suite 220, Kansas City, Missouri 64112

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660

PPM America, Inc.	225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

Reinhart Partners, Inc.	1500 West Market Street, Suite 100, Mequon, Wisconsin 53092

River Road Asset Management, LLC	462 South Fourth Street, Suite 2000 Louisville, Kentucky 40202-3466

Segall Bryant & Hamill, LLC	540 West Madison Street, Suite 1900 Chicago, Illinois 60661-2551

T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price Hong Kong Limited	6/F Chater House 8 Connaught Place, Central Hong Kong

T. Rowe Price International Ltd	60 Queen Victoria Street London, England EC4N 4TZ

T. Rowe Price Investment Management, Inc.	100 East Pratt Street, Baltimore, Maryland 21202

Victory Capital Management Inc.	4900 Tiedman Road, 4th Floor, Brooklyn, Ohio 44144-1226

WCM Investment Management, LLC	281 Brooks Street, Laguna Beach, California 92651-2974

Wellington Management Company LLP	280 Congress Street, Boston, Massachusetts 02210

Westchester Capital Management, LLC	100 Summit Lake Drive, Valhalla, New York 10595

Western Asset Management Company, LLC	385 East Colorado Boulevard, Pasadena, California 91101

Western Asset Management Company Limited	10 Exchange Square Primrose Street London, EC2A 2EN

Western Asset Management Company Pte. Ltd.	1 George Street #23-01 Singapore, 049145

William Blair Investment Management, LLC	150 North Riverside Plaza Chicago, Illinois 60606-1598

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust has duly caused this Post-Effective Amendment No. 183 to its registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 1st day of September, 2022.

JNL SERIES TRUST

/s/ Emily J. Bennett
Emily J. Bennett
Assistant Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Emily J. Bennett *	September 1, 2022
Eric O. Anyah
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Michael Bouchard
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Ellen Carnahan
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Michelle Engler
Trustee

/s/ Emily J. Bennett *	September 1, 2022
John W. Gillespie
Trustee

/s/ Emily J. Bennett *	September 1, 2022
William R. Rybak
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Mark S. Wehrle
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Edward C. Wood
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Patricia A. Woodworth
Trustee

/s/ Emily J. Bennett *	September 1, 2022
Mark D. Nerud
Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Emily J. Bennett *	September 1, 2022
Andrew Tedeschi
Treasurer and Chief Financial Officer (Principal Financial Officer)

* By Emily J. Bennett, Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. has duly caused this Post-Effective Amendment No. 183 to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 1st day of September, 2022.

JNL MULTI-MANAGER ALTERNATIVE FUND (BOSTON PARTNERS) LTD.

/s/ Susan S. Rhee *
Mark D. Nerud
Director of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

This Registration Statement of JNL Series Trust, with respect only to information that specifically relates to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., has been signed below by the following persons in the capacities on the dates indicated:

/s/ Susan S. Rhee *	September 1, 2022
Daniel W. Koors
Director of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

/s/ Susan S. Rhee *	September 1, 2022
Mark D. Nerud
Director of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

* By Susan S. Rhee, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL SERIES TRUST (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Emily J. Bennett, his/her attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of June 1, 2022.

/s/ Eric O. Anyah
Eric O. Anyah
Trustee

/s/ Michael J. Bouchard
Michael J. Bouchard
Trustee

/s/ Ellen Carnahan
Ellen Carnahan
Trustee

/s/ Michelle Engler
Michelle Engler
Trustee

/s/ John W. Gillespie
John W. Gillespie
Trustee

/s/ William R. Rybak
William R. Rybak
Trustee

/s/ Mark S. Wehrle
William R. Rybak
Trustee

/s/ Edward C. Wood
Edward C. Wood
Trustee

/s/ Patricia A. Woodworth
Patricia A. Woodworth
Trustee

/s/ Mark D. Nerud
Mark D. Nerud
Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Andrew Tedeschi
Andrew Tedeschi
Treasurer and Chief Financial Officer (Principal Financial Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of JNL MULTI-MANAGER ALTERNATIVE FUND (BOSTON PARTNERS) LTD., a subsidiary of the JNL Multi-Manager Alternative Fund, a fund of the JNL Series Trust (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Mark D. Nerud	August 6, 2018
Mark D. Nerud

/s/ Daniel W. Koors	August 6, 2018
Daniel W. Koors

EXHIBIT LIST

Exhibit Number 28			Exhibit Description

(d)	(1)	(iii)
Amendment, effective June 1, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021, attached hereto as EX 99.28(d)(1)(iii).

(d)	(5)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and AQR, effective September 1, 2022, attached hereto as EX 99.28(d)(5)(i).

(d)	(9)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and BlackRock, effective September 1, 2022, attached hereto as EX 99.28(d)(9)(i).

(d)	(11)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Boston Partners, effective September 1, 2022, attached hereto as EX 99.28(d)(11)(i).

(d)	(18)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and DFA, effective September 1, 2022, attached hereto as EX 99.28(d)(18)(i).

(d)	(19)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and DoubleLine, effective September 1, 2022, attached hereto as EX 99.28(d)(19)(i).

(d)	(20)	(iv)	Amendment, effective September 1, 2022, to Sub-Advisory Agreement between JNAM and Fidelity, effective September 13, 2021, attached hereto as EX 99.28(d)(20)(iv).

(d)	(23)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Franklin Advisers, effective September 1, 2022, attached hereto as EX 99.28(d)(23)(i).

(d)	(24)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Goldman Sachs, effective September 1, 2022, attached hereto as EX 99.28(d)(24)(i).

(d)	(29)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and Invesco, effective September 1, 2022, attached hereto as EX 99.28(d)(29)(i).

(d)	(30)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and JPMorgan, effective September 1, 2022, attached hereto as EX 99.28(d)(30)(i).

(d)	(32)	(iii)	Amendment, effective September 1, 2022, to Sub-Advisory Agreement between JNAM and Lazard, effective September 13, 2021, attached hereto as EX 99.28(d)(32)(iii).

(d)	(37)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and NBIA, effective September 1, 2022, attached hereto as EX 99.28(d)(37)(i).

(d)	(40)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and PIMCO, effective September 1, 2022, attached hereto as EX 99.28(d)(40)(i).

(d)	(41)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and PPM, effective September 1, 2022, attached hereto as EX 99.28(d)(41)(i).

(d)	(45)	(i)	Amended and Restated Sub-Advisory Agreement between JNAM and T. Rowe Price, effective September 1, 2022, attached hereto as EX 99.28(d)(45)(i).

(d)	(46)	(i)
Amended and Restated Investment SubAdvisory Agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited (“TRP Hong Kong”) (sub-sub-investment adviser for the JNL Multi-Manager Emerging Markets Equity Fund and the JNL/T. Rowe Price Short-Term Bond Fund), effective September 1, 2022, attached hereto as EX 99.28(d)(46)(i).

(d)	(47)	(i)
Investment SubAdvisory Agreement between T. Rowe Price and T. Rowe Price International Ltd (“TRP International”) (sub-sub-investment adviser for the JNL/T. Rowe Price Short-Term Bond Fund), effective September 1, 2022, attached hereto as EX 99.28(d)(47)(i).

(d)	(51)	(xvi)	Amendment, effective May 1, 2022, to Sub-Advisory Agreement between JNAM and Wellington, effective September 13, 2021, attached hereto as EX 99.28(d)(51)(xvi).

(d)	(51)	(xvii)	Amended and Restated Sub-Advisory Agreement between JNAM and Wellington, effective September 1, 2022, attached hereto as EX 99.28(d)(51)(xvii).

(d)	(55)	(ii)
Amendment, effective June 2, 2022, to Investment Sub Sub-Advisory Agreement between Western and Western Asset Management Company Pte. Ltd. (sub-sub-investment adviser), effective April 25, 2022, attached hereto as EX 99.28(d)(55)(ii).

(i)	(1)	Opinion and Consent of Counsel, attached hereto as EX 99.28(i)(1).

(p)	(1)	(i) Jackson Financial Inc. Advisory Code of Ethics for Registrant, JNAM, JNLD, and PPM, dated April 1, 2022, attached hereto as EX 99.28(p)(1)(i).

(p)	(4)	Code of Ethics for Baillie, dated March 2022, attached hereto as EX 99.28(p)(4).

(p)	(6)	Code of Business Conduct and Ethics for BIL, BlackRock, and BlackRock (Singapore) Limited dated December 7, 2021, attached hereto as EX 99.28(p)(6).

(p)	(7)	Code of Ethics for Boston Partners, dated May 2021, attached hereto as EX 99.28(p)(7).

(p)	(8)	Code of Ethics for Causeway, dated June 30, 2021, attached hereto as EX 99.28(p)(8).; and Insider Trading Policy for Causeway, June 30, 2021, attached hereto as EX 99.28(p)(8).

(p)	(9)	Code of Ethics for Champlain, dated January 2022, attached hereto as EX 99.28(p)(9).

(p)	(10)	Code of Ethics for ClearBridge, dated September 9, 2021, attached hereto as EX 99.28(p)(10).

(p)	(11)	Code of Ethics for Congress, dated March 31, 2022, attached hereto as EX 99.28(p)(11).

(p)	(12)	Code of Ethics for Cooke, dated January 1, 2021, attached hereto as EX 99.28(p)(12).

(p)	(13)	Global Code of Ethics and Standard of Conduct for DFA, dated July 1, 2021, attached hereto as EX 99.28(p)(13).

(p)	(14)	Code of Ethics for DoubleLine, dated February 15, 2022, attached hereto as EX 99.28(p)(14).

(p)	(15)	Code of Ethics for Personal Investing for Fidelity, effective February 22, 2022, attached hereto as EX 99.28(p)(15).

(p)	(16)	Code of Ethics for First Pacific, dated July 8, 2021, attached hereto as EX 99.28(p)(16).

(p)	(17)	Code of Ethics for First Sentier, dated January 2022, attached hereto as EX 99.28(p)(17).

(p)	(18)	Personal Investments and Insider Trading Policy, which serves as a Code of Ethics for Franklin Advisers, dated December 27, 2021, attached hereto as EX 99.28(p)(18).

(p)	(20)	Code of Ethics for GQG, effective April 1, 2022, attached hereto as EX 99.28(p)(20).

(p)	(21)	Code of Ethics for Granahan, dated April 26, 2022, attached hereto as EX 99.28(p)(21).

(p)	(23)	Code of Ethics for Heitman, dated April 15, 2022, attached hereto as EX 99.28(p)(23).

(p)	(24)	Code of Ethics and Personal Trading Policy for North America for Invesco, dated January 2022, attached hereto as EX 99.28(p)(24).

(p)	(25)	Code of Ethics for JPMorgan, dated July 2, 2021, attached hereto as EX 99.28(p)(25).

(p)	(30)	Inside Information Policy for MFS, dated March 1, 2022, attached hereto as EX 99.28(p)(30).

(p)	(33)	Personal Trading Policy and Code of Conduct for Newton, dated September 27, 2021, attached hereto as EX 99.28(p)(33).

(p)	(34)	Code of Ethics for Nuance, dated April 19, 2022, attached hereto as EX 99.28(p)(34).

(p)	(35)	Code of Ethics for PIMCO, dated November 22, 2021, attached hereto as EX 99.28(p)(35).

(p)	(36)	Code of Ethics and Personal Trading Policy for Reinhart, dated July 1, 2021, attached hereto as EX 99.28(p)(36).

(p)	(37)	Code of Ethics for River Road, dated March 2022, attached hereto; and Insider Trading Policy and Procedures for River Road, dated January 31, 2022, attached hereto as EX 99.28(p)(37).

(p)	(39)	Code of Ethics and Conduct for T. Rowe Price, TRP Hong Kong, TRP International, and TRP IM Inc., dated March 7, 2022, attached hereto as EX 99.28(p)(39).

(p)	(40)	Code of Ethics for Victory, dated January 1, 2022, attached hereto as EX 99.28(p)(40).

(p)	(41)	Code of Ethics for WCM, dated May 31, 2022, attached hereto as EX 99.28(p)(41).

(p)	(42)	Code of Ethics for Wellington, dated August 1, 2021, attached hereto as EX 99.28(p)(42).

(p)	(44)	Code of Ethics (US) for Western, Western Asset Management Company Limited, and Western Asset Management Company Pte. Ltd., dated June 30, 2021, attached hereto as EX 99.28(p)(44).